UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2010

This report on Form N-CSR relates solely to the Registrant's Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Stock Selector All Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Dividend Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	10.36%	0.81%	0.83%
Class T (incl. 3.50% sales charge)	12.78%	1.08%	0.86%
Class B (incl. contingent deferred sales charge) A	11.32%	0.86%	0.88%
Class C (incl. contingent deferred sales charge) B	15.31%	1.26%	0.69%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Class A on November 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity Advisor® Dividend Growth Fund: During the year, the fund's Class A, Class T, Class B and Class C shares returned 17.09%, 16.88%, 16.32% and 16.31%, respectively (excluding sales charges), beating the S&P 500. Solid stock picking and sizable overweightings in mid- and small-cap stocks aided the fund's relative performance. Among sectors, stock selection in materials, information technology and financials was especially beneficial. The two sectors that detracted - telecommunication services and utilities - did so by very modest amounts. The top individual contributor was an out-of-index position in Atmel, which makes semiconductors that support a variety of increasingly popular touch-screen products. Underweighting integrated energy producer and major index component Exxon Mobil also helped, as did overweighting commercial real estate services provider CB Richard Ellis Group, and out-of-index stakes in restaurant operator DineEquity and Northern Oil & Gas. Conversely, underweighting consumer electronics/computer maker Apple and not owning automaker Ford Motor - two strong-performing index components - hampered performance. That said, I added to our Apple position and it became the fund's largest holding by period end. Out-of-index natural gas producer Petrohawk Energy also hurt.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity Advisor® Dividend Growth Fund: During the year, the fund's Institutional Class shares returned 17.47%, beating the S&P 500. Solid stock picking and sizable overweightings in mid- and small-cap stocks aided the fund's relative performance. Among sectors, stock selection in materials, information technology and financials was especially beneficial. The two sectors that detracted - telecommunication services and utilities - did so by very modest amounts. The top individual contributor was an out-of-index position in Atmel, which makes semiconductors that support a variety of increasingly popular touch-screen products. Underweighting integrated energy producer and major index component Exxon Mobil also helped, as did overweighting commercial real estate services provider CB Richard Ellis Group, and out-of-index stakes in restaurant operator DineEquity and Northern Oil & Gas. Conversely, underweighting consumer electronics/computer maker Apple and not owning automaker Ford Motor - two strong-performing index components - hampered performance. That said, I added to our Apple position and it became the fund's largest holding by period end. Out-of-index natural gas producer Petrohawk Energy also hurt.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.25%**
Actual		$ 1,000.00	$ 1,110.30	$ 6.61**
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33**
Class T	1.50%**
Actual		$ 1,000.00	$ 1,109.50	$ 7.93**
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59**
Class B	2.00%**
Actual		$ 1,000.00	$ 1,106.10	$ 10.56**
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10**
Class C	2.00%**
Actual		$ 1,000.00	$ 1,106.50	$ 10.56**
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10**
Institutional Class	1.00%**
Actual		$ 1,000.00	$ 1,113.20	$ 5.30**
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** If changes to voluntary expense limitations, effective February 1, 2011 had been in effect during the period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.37%
Actual		$ 7.25
HypotheticalA		$ 6.93
Class T	1.58%
Actual		$ 8.35
HypotheticalA		$ 7.99
Class B	2.11%
Actual		$ 11.14
HypotheticalA		$ 10.66
Class C	2.09%
Actual		$ 11.03
HypotheticalA		$ 10.56
Institutional Class	1.04%
Actual		$ 5.51
HypotheticalA		$ 5.27

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.6	2.0
Wells Fargo & Co.	1.7	2.0
JPMorgan Chase & Co.	1.5	1.7
The Coca-Cola Co.	1.3	0.7
General Electric Co.	1.2	1.4
Lam Research Corp.	1.1	0.9
Citigroup, Inc.	1.1	0.4
Merck & Co., Inc.	1.0	1.0
Cisco Systems, Inc.	0.9	1.3
Oracle Corp.	0.9	0.9
	13.3
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.9	18.5
Financials	15.9	17.3
Industrials	13.7	12.8
Energy	11.6	10.8
Consumer Discretionary	11.2	10.7
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks and Investment Companies 97.9%		Stocks and Investment Companies 97.9%
	Bonds 0.1%		Bonds 0.4%
	Convertible Securities 1.4%		Convertible Securities 1.2%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	18.5%	** Foreign investments	15.7%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.7%
Auto Components - 0.5%
Minth Group Ltd.	260,000	$ 439
Modine Manufacturing Co. (a)	44,718	620
Stoneridge, Inc. (a)	93,319	1,213
Tenneco, Inc. (a)	23,745	866
Tower International, Inc.	30,000	450
TRW Automotive Holdings Corp. (a)	18,060	858
		4,446
Automobiles - 0.7%
Bayerische Motoren Werke AG (BMW)	12,813	963
Fiat SpA	15,800	261
General Motors Co.	40,300	1,378
Harley-Davidson, Inc.	2,300	72
Mazda Motor Corp.	241,000	668
Thor Industries, Inc.	33,492	989
Winnebago Industries, Inc. (a)	153,804	1,612
		5,943
Diversified Consumer Services - 0.3%
DeVry, Inc.	2,269	97
Global Education & Technology Group Ltd. ADR (a)	7,670	70
H&R Block, Inc.	38,979	491
Service Corp. International	103,000	830
Stewart Enterprises, Inc. Class A (d)	211,806	1,201
Universal Technical Institute, Inc.	4,937	102
		2,791
Hotels, Restaurants & Leisure - 2.2%
Accor SA	40,021	1,691
Ameristar Casinos, Inc.	49,301	881
Bally Technologies, Inc. (a)	9,232	362
Bravo Brio Restaurant Group, Inc.	49,691	873
Brinker International, Inc.	89,774	1,835
DineEquity, Inc. (a)(d)	57,407	3,067
InterContinental Hotel Group PLC	100,010	1,776
International Game Technology	51,270	794
NH Hoteles SA (a)	203,861	799
O'Charleys, Inc. (a)	132,675	918
Sol Melia SA (d)	75,440	594
Spur Corp. Ltd.	26,449	57
Vail Resorts, Inc. (a)	19,059	863
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
WMS Industries, Inc. (a)	77,911	$ 3,455
Wyndham Worldwide Corp.	38,354	1,103
		19,068
Household Durables - 0.8%
Ethan Allen Interiors, Inc.	15,500	256
Garmin Ltd.	31,200	904
La-Z-Boy, Inc. (a)	35,117	264
Libbey, Inc. (a)	16,594	240
Newell Rubbermaid, Inc.	34,556	580
PulteGroup, Inc. (a)	103,012	645
Stanley Black & Decker, Inc.	39,676	2,362
Techtronic Industries Co. Ltd.	410,500	446
Tempur-Pedic International, Inc. (a)	30,600	1,074
		6,771
Internet & Catalog Retail - 0.2%
Expedia, Inc.	47,640	1,254
Rakuten, Inc.	154	118
		1,372
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	14,511	692
Polaris Industries, Inc.	1,100	80
		772
Media - 2.3%
Aegis Group PLC	177,800	365
CC Media Holdings, Inc. Class A (a)	134,400	941
Comcast Corp.:
Class A	5,697	114
Class A (special) (non-vtg.)	188,936	3,584
Informa PLC	101,506	624
McGraw-Hill Companies, Inc.	42,800	1,476
MDC Partners, Inc. Class A (sub. vtg.)	125,700	1,792
Saraiva SA Livreiros Editores	800	19
The Walt Disney Co.	112,984	4,125
Time Warner Cable, Inc.	65,675	4,042
Time Warner, Inc.	25,600	755
United Business Media Ltd.	78,089	748
Wolters Kluwer NV (Certificaten Van Aandelen)	40,300	799
		19,384
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.6%
Maoye International Holdings Ltd.	940,000	$ 487
Target Corp.	84,918	4,835
		5,322
Specialty Retail - 2.6%
Advance Auto Parts, Inc.	44,900	2,963
Asbury Automotive Group, Inc. (a)	47,300	745
Best Buy Co., Inc.	35,221	1,505
Big 5 Sporting Goods Corp.	49,200	679
Carphone Warehouse Group PLC (a)	142,226	848
Casual Male Retail Group, Inc. (a)	212,000	1,018
Collective Brands, Inc. (a)(d)	31,680	535
Foot Locker, Inc.	64,327	1,214
Hengdeli Holdings Ltd.	2,408,000	1,566
Home Depot, Inc.	36,207	1,094
I.T Ltd.	560,000	516
Lowe's Companies, Inc.	170,732	3,876
Lumber Liquidators Holdings, Inc. (a)	25,004	589
MarineMax, Inc. (a)	60,700	463
OfficeMax, Inc. (a)	85,400	1,459
Staples, Inc.	71,181	1,567
Urban Outfitters, Inc. (a)	30,300	1,145
West Marine, Inc. (a)	12,173	116
		21,898
Textiles, Apparel & Luxury Goods - 0.4%
Bosideng International Holdings Ltd.	190,000	99
G-III Apparel Group Ltd. (a)	34,365	941
Peak Sport Products Co. Ltd.	235,000	171
Phillips-Van Heusen Corp.	27,061	1,836
		3,047
TOTAL CONSUMER DISCRETIONARY		90,814
CONSUMER STAPLES - 8.3%
Beverages - 2.0%
Anheuser-Busch InBev SA NV	28,875	1,571
Britvic PLC	80,302	611
Carlsberg AS Series B	12,700	1,199
Dr Pepper Snapple Group, Inc.	47,415	1,737
Grupo Modelo SAB de CV Series C	128,100	753
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Silver Base Group Holdings Ltd.	699,000	$ 592
The Coca-Cola Co.	174,697	11,036
		17,499
Food & Staples Retailing - 2.3%
CVS Caremark Corp.	94,456	2,928
Drogasil SA	22,800	558
Kroger Co.	234,360	5,519
PriceSmart, Inc.	27,099	910
Susser Holdings Corp. (a)	44,600	599
Sysco Corp.	4,378	127
Wal-Mart Stores, Inc.	98,957	5,353
Walgreen Co.	91,501	3,189
Winn-Dixie Stores, Inc. (a)	126,250	768
		19,951
Food Products - 1.6%
Archer Daniels Midland Co.	10,002	290
Calavo Growers, Inc.	53,935	1,245
Chiquita Brands International, Inc. (a)	39,327	440
Diamond Foods, Inc.	8,300	386
Flowers Foods, Inc.	52,409	1,373
Global Dairy Holdings Ltd.	1,208,000	426
Kellogg Co.	13,743	677
M. Dias Branco SA	1,300	32
Marine Harvest ASA (d)	3,681,277	3,422
Nestle SA	45,437	2,470
Seneca Foods Corp. Class A (a)	11,166	266
Shenguan Holdings Group Ltd.	136,000	188
Smithfield Foods, Inc. (a)	110,054	1,938
TreeHouse Foods, Inc. (a)	3,500	174
		13,327
Household Products - 0.8%
Procter & Gamble Co.	102,920	6,285
Youyuan International Holdings Ltd.	810,000	463
		6,748
Personal Products - 0.6%
Avon Products, Inc.	65,644	1,875
BaWang International (Group) Holding Ltd. (d)	1,820,000	738
Estee Lauder Companies, Inc. Class A	12,775	957
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - continued
Hengan International Group Co. Ltd.	89,500	$ 825
USANA Health Sciences, Inc. (a)	9,601	404
		4,799
Tobacco - 1.0%
Imperial Tobacco Group PLC	23,470	688
Lorillard, Inc.	835	66
Philip Morris International, Inc.	130,033	7,398
		8,152
TOTAL CONSUMER STAPLES		70,476
ENERGY - 11.4%
Energy Equipment & Services - 3.7%
Aker Solutions ASA	114,057	1,687
Baker Hughes, Inc.	31,471	1,642
Global Industries Ltd. (a)	36,335	226
Halliburton Co.	106,825	4,042
Helix Energy Solutions Group, Inc. (a)	1,634	23
ION Geophysical Corp. (a)	181,996	1,309
National Oilwell Varco, Inc.	102,188	6,263
Noble Corp.	35,679	1,210
Oceaneering International, Inc. (a)	5,000	346
Saipem SpA	20,661	860
Schlumberger Ltd.	86,354	6,679
Superior Energy Services, Inc. (a)	6,498	217
Transocean Ltd. (a)	26,434	1,772
Vantage Drilling Co. (a)	517,400	911
Weatherford International Ltd. (a)	199,803	4,078
		31,265
Oil, Gas & Consumable Fuels - 7.7%
Americas Petrogas, Inc. (a)	82,700	95
Anadarko Petroleum Corp.	46,100	2,958
Apache Corp.	38,676	4,163
Berry Petroleum Co. Class A	67,700	2,580
BP PLC sponsored ADR	60,400	2,416
Chesapeake Energy Corp.	5,254	111
Chevron Corp.	41,901	3,393
Cimarex Energy Co.	11,503	926
Compton Petroleum Corp. (a)	160,600	62
Concho Resources, Inc. (a)	14,512	1,201
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Concho Resources, Inc. (a)(g)	22,820	$ 1,700
CVR Energy, Inc. (a)	66,200	796
Daylight Energy Ltd.	10,900	101
Denbury Resources, Inc. (a)	97,141	1,766
EOG Resources, Inc.	21,773	1,937
Exxon Mobil Corp.	29,163	2,029
Gran Tierra Energy, Inc. (a)	45,900	342
Holly Corp.	54,956	1,975
International Coal Group, Inc. (a)	126,825	965
InterOil Corp. (a)(d)	22,947	1,742
Kodiak Oil & Gas Corp. (a)(d)	95,605	478
Marathon Oil Corp.	53,194	1,780
Massey Energy Co.	106,102	5,211
Niko Resources Ltd.	8,800	790
Noble Energy, Inc.	4,173	339
Northern Oil & Gas, Inc. (a)	204,910	4,682
Occidental Petroleum Corp.	33,859	2,985
OPTI Canada, Inc. (a)(e)	280,600	197
Pan Orient Energy Corp. (a)	87,200	578
PetroBakken Energy Ltd. Class A (d)	27,568	501
Petrohawk Energy Corp. (a)	143,944	2,567
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	12,088	354
Petroplus Holdings AG	50,710	485
Plains Exploration & Production Co. (a)	105,354	3,019
QEP Resources, Inc.	2,300	81
Rodinia Oil Corp.	80,100	123
Royal Dutch Shell PLC Class B ADR	27,177	1,639
Southwestern Energy Co. (a)	34,322	1,242
Suncor Energy, Inc.	33,380	1,121
Sunoco, Inc.	22,071	886
Talisman Energy, Inc.	59,200	1,137
Valero Energy Corp.	81,076	1,579
Whiting Petroleum Corp. (a)	15,588	1,715
Williams Companies, Inc.	25,621	584
		65,331
TOTAL ENERGY		96,596
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 15.4%
Capital Markets - 2.4%
AllianceBernstein Holding LP	13,500	$ 310
American Capital Ltd. (a)	13,000	93
Bank of New York Mellon Corp.	79,532	2,147
Bank Sarasin & Co. Ltd. Series B (Reg.)	18,972	708
BlackRock, Inc. Class A	14,700	2,396
Evercore Partners, Inc. Class A	4,100	124
Goldman Sachs Group, Inc.	34,605	5,403
GP Investments, Ltd. unit (a)	111,068	488
Invesco Ltd.	63,332	1,377
Janus Capital Group, Inc.	61,800	645
Morgan Stanley	182,358	4,460
State Street Corp.	48,660	2,102
TD Ameritrade Holding Corp.	18,404	308
Waddell & Reed Financial, Inc. Class A	5,019	155
		20,716
Commercial Banks - 4.3%
Associated Banc-Corp.	136,400	1,745
Banco do Brasil SA	55,000	1,055
Banco Pine SA	17,900	148
CapitalSource, Inc.	594,955	3,843
CIT Group, Inc. (a)	15,915	628
Commercial Bank of Qatar GDR (Reg. S)	66,989	318
Guaranty Trust Bank PLC GDR (Reg. S)	13,400	81
Huntington Bancshares, Inc.	287,422	1,677
Itau Unibanco Banco Multiplo SA ADR (a)(e)	25,600	597
KeyCorp	132,975	1,001
PNC Financial Services Group, Inc.	98,067	5,281
Regions Financial Corp.	212,128	1,141
SunTrust Banks, Inc.	80,370	1,877
Susquehanna Bancshares, Inc., Pennsylvania	83,418	672
SVB Financial Group (a)	39,262	1,764
U.S. Bancorp, Delaware	9,800	233
Wells Fargo & Co.	522,243	14,210
Wilmington Trust Corp., Delaware	118,078	463
		36,734
Consumer Finance - 0.7%
American Express Co.	59,672	2,579
Capital One Financial Corp.	23,990	893
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
Discover Financial Services	66,805	$ 1,221
SLM Corp. (a)	75,496	872
		5,565
Diversified Financial Services - 3.7%
Bank of America Corp.	353,345	3,869
Citigroup, Inc. (a)	2,148,293	9,023
CME Group, Inc.	5,093	1,467
Deutsche Boerse AG	12,339	746
Infrastructure Development Finance Co. Ltd.	65,056	265
JPMorgan Chase & Co.	334,950	12,520
Moody's Corp.	15,276	410
PICO Holdings, Inc. (a)	111,351	3,179
		31,479
Insurance - 1.5%
AEGON NV (a)	118,900	654
Allstate Corp.	6,536	190
American Equity Investment Life Holding Co.	9,800	108
Assured Guaranty Ltd.	160,795	2,735
Delphi Financial Group, Inc. Class A	29,575	759
Endurance Specialty Holdings Ltd.	21,100	931
Genworth Financial, Inc. Class A (a)	260,000	3,032
Lincoln National Corp.	62,800	1,500
MBIA, Inc. (a)(d)	13,591	136
MetLife, Inc.	18,700	713
Platinum Underwriters Holdings Ltd.	12,300	532
Protective Life Corp.	40,600	955
Prudential Financial, Inc.	17,700	897
		13,142
Real Estate Investment Trusts - 1.6%
alstria office REIT-AG	9,605	121
Boston Properties, Inc.	5,509	462
CBL & Associates Properties, Inc.	62,400	1,030
Digital Realty Trust, Inc.	5,400	284
Education Realty Trust, Inc.	44,800	329
Franklin Street Properties Corp.	57,200	734
ProLogis Trust	150,800	1,962
Public Storage	12,413	1,199
Sabra Health Care REIT, Inc.	28,233	481
Segro PLC	97,296	414
SL Green Realty Corp.	27,100	1,772
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
The Macerich Co.	11,931	$ 553
U-Store-It Trust	54,800	453
Vornado Realty Trust	13,750	1,122
Westfield Group unit	17,370	202
Westfield Retail Trust unit (f)	4,106	11
Weyerhaeuser Co.	126,515	2,112
		13,241
Real Estate Management & Development - 1.2%
CB Richard Ellis Group, Inc. Class A (a)	340,513	6,534
Coresite Realty Corp.	31,946	411
Iguatemi Empresa de Shopping Centers SA	40,600	1,006
Jones Lang LaSalle, Inc.	18,970	1,514
Kenedix, Inc. (a)	3,847	911
		10,376
TOTAL FINANCIALS		131,253
HEALTH CARE - 9.7%
Biotechnology - 2.9%
Acorda Therapeutics, Inc. (a)	7,691	203
Alexion Pharmaceuticals, Inc. (a)	11,700	894
Allos Therapeutics, Inc. (a)	39,827	162
Amgen, Inc. (a)	68,141	3,590
Amylin Pharmaceuticals, Inc. (a)	57,420	736
ARIAD Pharmaceuticals, Inc. (a)	207,472	836
ArQule, Inc. (a)	41,300	224
AVEO Pharmaceuticals, Inc.	71,855	1,062
AVEO Pharmaceuticals, Inc. (g)	27,497	406
Biogen Idec, Inc. (a)	26,862	1,718
Cephalon, Inc. (a)	13,700	870
Clinical Data, Inc. (a)(d)	78,252	1,430
Dynavax Technologies Corp. (a)	63,070	126
Gilead Sciences, Inc. (a)	17,700	646
Human Genome Sciences, Inc. (a)	59,100	1,450
ImmunoGen, Inc. (a)	36,800	306
InterMune, Inc. (a)	21,100	265
Micromet, Inc. (a)	102,900	747
NPS Pharmaceuticals, Inc. (a)	52,088	323
OREXIGEN Therapeutics, Inc. (a)(d)	190,766	994
PDL BioPharma, Inc.	99,200	573
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Protalix BioTherapeutics, Inc. (a)(d)	15,357	$ 134
SIGA Technologies, Inc. (a)	139,327	1,756
Theravance, Inc. (a)(d)	122,734	3,066
Thrombogenics NV (a)	18,333	464
United Therapeutics Corp. (a)	20,300	1,277
Vertex Pharmaceuticals, Inc. (a)	10,690	354
ZIOPHARM Oncology, Inc. (a)	95,016	391
		25,003
Health Care Equipment & Supplies - 1.6%
American Medical Systems Holdings, Inc. (a)	52,449	940
C. R. Bard, Inc.	27,130	2,302
Covidien PLC	46,502	1,956
GN Store Nordic AS (a)	9,526	79
Hill-Rom Holdings, Inc.	32,000	1,267
Hologic, Inc. (a)	31,696	520
Kinetic Concepts, Inc. (a)	22,418	890
NuVasive, Inc. (a)	17,197	402
Orthofix International NV (a)	34,081	927
Orthovita, Inc. (a)	152,758	304
Stryker Corp.	11,480	575
Symmetry Medical, Inc. (a)	91,196	745
William Demant Holding AS (a)	11,300	787
Wright Medical Group, Inc. (a)	66,074	872
Zimmer Holdings, Inc. (a)	16,100	793
		13,359
Health Care Providers & Services - 2.4%
Brookdale Senior Living, Inc. (a)	104,300	1,994
Catalyst Health Solutions, Inc. (a)	22,842	980
CIGNA Corp.	92,080	3,389
Corvel Corp. (a)	800	37
DaVita, Inc. (a)	13,578	987
Emeritus Corp. (a)	41,237	744
Express Scripts, Inc. (a)	74,900	3,902
Fresenius Medical Care AG & Co. KGaA	21,017	1,213
McKesson Corp.	24,494	1,565
Medco Health Solutions, Inc. (a)	48,603	2,980
Quest Diagnostics, Inc.	29,424	1,451
RehabCare Group, Inc. (a)	19,760	400
Sun Healthcare Group, Inc. (a)	49,233	482
		20,124
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.2%
Allscripts-Misys Healthcare Solutions, Inc. (a)	68,400	$ 1,200
Computer Programs & Systems, Inc.	8,200	383
		1,583
Life Sciences Tools & Services - 0.3%
Covance, Inc. (a)	2,300	103
Life Technologies Corp. (a)	17,176	855
Lonza Group AG	14,109	1,089
PerkinElmer, Inc.	21,600	503
QIAGEN NV (a)	15,300	280
		2,830
Pharmaceuticals - 2.3%
Ardea Biosciences, Inc. (a)	70,608	1,570
Cadence Pharmaceuticals, Inc. (a)(d)	221,158	1,586
GlaxoSmithKline PLC	58,000	1,098
GlaxoSmithKline PLC sponsored ADR	48,452	1,855
Merck & Co., Inc.	242,539	8,360
Novartis AG sponsored ADR	16,003	855
Novo Nordisk AS Series B	17,580	1,744
Pronova BioPharma ASA (a)	222,990	312
Teva Pharmaceutical Industries Ltd. sponsored ADR	32,010	1,602
Valeant Pharmaceuticals International, Inc.	34,900	905
		19,887
TOTAL HEALTH CARE		82,786
INDUSTRIALS - 13.7%
Aerospace & Defense - 2.6%
BE Aerospace, Inc. (a)	23,770	844
DigitalGlobe, Inc. (a)	25,338	748
Esterline Technologies Corp. (a)	15,404	907
GeoEye, Inc. (a)	52,539	2,094
Goodrich Corp.	24,300	2,084
HEICO Corp. Class A	39,683	1,547
Honeywell International, Inc.	54,217	2,695
Precision Castparts Corp.	22,697	3,134
Raytheon Co.	39,282	1,817
United Technologies Corp.	78,041	5,874
		21,744
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - 0.3%
Delta Air Lines, Inc. (a)	20,636	$ 282
Southwest Airlines Co.	119,450	1,591
United Continental Holdings, Inc. (a)	14,928	413
		2,286
Building Products - 0.4%
Armstrong World Industries, Inc.	7,247	351
Masco Corp.	142,984	1,560
Owens Corning (a)	50,475	1,328
		3,239
Commercial Services & Supplies - 1.2%
Avery Dennison Corp.	25,900	972
Casella Waste Systems, Inc. Class A (a)	58,826	268
Edenred (a)	4,000	89
Interface, Inc. Class A	118,592	1,712
Iron Mountain, Inc.	15,777	350
Knoll, Inc.	71,163	1,092
Pitney Bowes, Inc.	21,163	464
Quad/Graphics, Inc. (a)	13,872	603
R.R. Donnelley & Sons Co.	75,439	1,189
Republic Services, Inc.	46,000	1,294
Schawk, Inc. Class A	11,865	213
Steelcase, Inc. Class A	38,510	369
The Brink's Co.	3,850	94
The Geo Group, Inc. (a)	64,379	1,552
		10,261
Construction & Engineering - 0.9%
Aveng Ltd.	84,300	485
Dycom Industries, Inc. (a)	1,900	25
EMCOR Group, Inc. (a)	6,505	174
Fluor Corp.	47,411	2,742
Foster Wheeler Ag (a)	47,850	1,340
Furmanite Corp. (a)	6,868	46
Granite Construction, Inc.	28,643	727
Great Lakes Dredge & Dock Corp.	90,726	697
Jacobs Engineering Group, Inc. (a)	21,300	820
KBR, Inc.	13,031	353
MasTec, Inc. (a)	32,000	459
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
MYR Group, Inc. (a)	6,301	$ 99
Sterling Construction Co., Inc. (a)	6,473	87
		8,054
Electrical Equipment - 1.1%
Alstom SA	19,884	819
AMETEK, Inc.	18,545	1,097
Cooper Industries PLC Class A	34,354	1,872
Emerson Electric Co.	19,024	1,048
General Cable Corp. (a)	13,411	440
Prysmian SpA	44,500	707
Regal-Beloit Corp.	14,962	913
Schneider Electric SA	8,881	1,247
Zumtobel AG	43,207	889
		9,032
Industrial Conglomerates - 2.1%
Barloworld Ltd.	30,600	259
Cookson Group PLC (a)	53,600	449
General Electric Co.	656,412	10,391
Koninklijke Philips Electronics NV	49,100	1,327
Rheinmetall AG	21,300	1,374
Siemens AG sponsored ADR	9,952	1,093
Textron, Inc.	132,363	2,960
		17,853
Machinery - 2.6%
Actuant Corp. Class A	55,673	1,316
ArvinMeritor, Inc. (a)	51,963	928
Blount International, Inc. (a)	45,123	698
Briggs & Stratton Corp.	9,107	159
Caterpillar, Inc.	29,991	2,537
Commercial Vehicle Group, Inc. (a)	57,200	811
Cummins, Inc.	26,343	2,558
Dover Corp.	10,743	589
Eaton Corp.	800	77
Hardinge, Inc.	30,141	249
Ingersoll-Rand Co. Ltd.	58,176	2,385
John Bean Technologies Corp.	9,223	170
Navistar International Corp. (a)	82,400	4,217
NSK Ltd.	102,000	859
Pall Corp.	24,121	1,092
Schindler Holding AG (participation certificate)	8,068	912
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
SmartHeat, Inc. (a)	76,600	$ 364
Timken Co.	23,600	1,028
Trinity Industries, Inc.	33,200	760
WABCO Holdings, Inc. (a)	14,900	741
		22,450
Professional Services - 0.5%
CBIZ, Inc. (a)	63,887	385
FTI Consulting, Inc. (a)	8,019	286
IHS, Inc. Class A (a)	1,700	123
Kforce, Inc. (a)	48,578	734
Robert Half International, Inc.	48,700	1,350
Towers Watson & Co.	30,039	1,508
		4,386
Road & Rail - 1.8%
Arkansas Best Corp.	28,600	705
Con-way, Inc.	39,904	1,349
CSX Corp.	75,100	4,567
Norfolk Southern Corp.	19,423	1,169
Saia, Inc. (a)	81,980	1,235
Union Pacific Corp.	66,500	5,992
Universal Truckload Services, Inc. (a)	50,077	751
		15,768
Trading Companies & Distributors - 0.2%
Finning International, Inc.	19,600	473
Kaman Corp.	33,394	941
		1,414
TOTAL INDUSTRIALS		116,487
INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 2.3%
Calix Networks, Inc. (a)(d)	98,205	1,254
Cisco Systems, Inc. (a)	413,000	7,913
Comtech Telecommunications Corp.	6,917	205
Comverse Technology, Inc. (a)	161,500	1,242
HTC Corp.	9,300	258
Infinera Corp. (a)	100,032	816
Juniper Networks, Inc. (a)	119,000	4,048
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola, Inc. (a)	246,422	$ 1,888
QUALCOMM, Inc.	42,992	2,009
		19,633
Computers & Peripherals - 3.5%
Apple, Inc. (a)	71,408	22,225
Gemalto NV	5,448	213
Hewlett-Packard Co.	176,000	7,380
		29,818
Electronic Equipment & Components - 1.7%
Agilent Technologies, Inc. (a)	121,108	4,241
Avnet, Inc. (a)	87,741	2,689
Corning, Inc.	142,700	2,520
Funtalk China Holdings Ltd. (a)	108,100	656
HLS Systems International Ltd. (a)	15,400	210
Keyence Corp.	5,200	1,312
Molex, Inc. (d)	45,287	942
Tyco Electronics Ltd.	54,951	1,672
		14,242
Internet Software & Services - 1.0%
eAccess Ltd.	1,869	1,072
eBay, Inc. (a)	87,503	2,549
Google, Inc. Class A (a)	6,794	3,775
Monster Worldwide, Inc. (a)	61,800	1,395
Open Text Corp. (a)	3,000	127
		8,918
IT Services - 1.2%
Acxiom Corp. (a)	52,931	900
Alliance Data Systems Corp. (a)(d)	27,183	1,715
Atos Origin SA (a)	19,665	803
Fidelity National Information Services, Inc.	18,483	497
Heartland Payment Systems, Inc.	60,382	953
iGate Corp.	11,184	224
MasterCard, Inc. Class A	7,484	1,774
Unisys Corp. (a)	21,800	493
Virtusa Corp. (a)	20,041	273
Visa, Inc. Class A	39,772	2,937
		10,569
Office Electronics - 0.4%
Xerox Corp.	271,581	3,112
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 5.6%
Advanced Micro Devices, Inc. (a)	91,413	$ 666
Analog Devices, Inc.	61,700	2,194
ASML Holding NV	62,900	2,052
Atmel Corp. (a)	371,719	3,862
Avago Technologies Ltd.	129,283	3,376
Cymer, Inc. (a)	71,264	2,713
Fairchild Semiconductor Intl, Inc. (a)	199,526	2,803
GT Solar International, Inc. (a)	34,866	233
Himax Technologies, Inc. sponsored ADR	199,964	416
Inphi Corp.	8,300	132
Intersil Corp. Class A	65,528	835
Kulicke & Soffa Industries, Inc. (a)	121,879	808
Lam Research Corp. (a)	201,407	9,130
Linear Technology Corp.	5,724	187
LTX-Credence Corp. (a)	303,830	2,394
Mattson Technology, Inc. (a)(d)	105,132	291
Maxim Integrated Products, Inc.	71,500	1,662
Microchip Technology, Inc. (d)	15,069	506
Micron Technology, Inc. (a)	364,503	2,646
National Semiconductor Corp.	67,823	905
NVIDIA Corp. (a)	62,766	854
NXP Semiconductors NV	118,100	1,486
ON Semiconductor Corp. (a)	578,802	4,720
Standard Microsystems Corp. (a)	40,008	1,090
Teradyne, Inc. (a)	37,563	445
TriQuint Semiconductor, Inc. (a)	81,000	965
		47,371
Software - 2.1%
BMC Software, Inc. (a)	43,578	1,935
CA, Inc.	75,069	1,718
Citrix Systems, Inc. (a)	22,972	1,526
DemandTec, Inc. (a)	78,238	810
Informatica Corp. (a)	52,182	2,154
JDA Software Group, Inc. (a)	33,684	889
Micro Focus International PLC	167,545	864
NSD Co. Ltd.	2,300	24
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp.	273,695	$ 7,401
Sage Group PLC	103,400	414
		17,735
TOTAL INFORMATION TECHNOLOGY		151,398
MATERIALS - 6.9%
Chemicals - 3.0%
Air Products & Chemicals, Inc.	16,682	1,438
Ashland, Inc.	8,385	427
Celanese Corp. Class A	41,403	1,532
CF Industries Holdings, Inc.	10,644	1,285
Clariant AG (Reg.) (a)	106,670	1,926
Dow Chemical Co.	111,265	3,469
Huabao International Holdings Ltd.	764,000	1,210
LyondellBasell Industries NV Class A (a)	36,400	1,063
Monsanto Co.	23,760	1,424
Solutia, Inc. (a)	113,231	2,421
Spartech Corp. (a)	177,841	1,691
Syngenta AG (Switzerland)	1,530	425
The Mosaic Co.	12,876	871
Valspar Corp.	17,300	572
W.R. Grace & Co. (a)	127,026	4,252
Yara International ASA	27,600	1,314
		25,320
Construction Materials - 0.2%
HeidelbergCement AG	33,197	1,803
Containers & Packaging - 0.2%
Ball Corp.	17	1
Greif, Inc. Class A	8,387	490
Owens-Illinois, Inc. (a)	61,030	1,640
		2,131
Metals & Mining - 3.5%
Agnico-Eagle Mines Ltd. (Canada)	14,400	1,165
Alcoa, Inc.	85,704	1,124
Anglo American PLC (United Kingdom)	20,900	917
Camino Minerals Corp. (a)	6,400	3
Commercial Metals Co.	106,400	1,635
Eldorado Gold Corp.	140,263	2,447
Freeport-McMoRan Copper & Gold, Inc.	25,344	2,568
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Goldcorp, Inc.	800	$ 36
Grande Cache Coal Corp. (a)	70,800	660
Gulf Resources, Inc. (a)	57,136	582
Gulf Resources, Inc. (a)(g)	200,630	2,044
Ivanhoe Mines Ltd. (a)	149,400	3,602
Kinross Gold Corp.	80,188	1,395
Kinross Gold Corp. warrants 9/17/14 (a)	5,258	21
Newcrest Mining Ltd.	82,635	3,140
Orko Silver Corp. (a)	22,200	54
Pan American Silver Corp.	27,600	1,034
Randgold Resources Ltd. sponsored ADR	32,100	3,019
Seabridge Gold, Inc. (a)	9,900	287
Silver Standard Resources, Inc. (a)	41,400	1,079
Silver Wheaton Corp. (a)	37,000	1,366
United States Steel Corp.	17,600	856
Walter Energy, Inc.	3,864	397
		29,431
TOTAL MATERIALS		58,685
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.7%
China Unicom (Hong Kong) Ltd.	574,000	773
Frontier Communications Corp.	66,640	606
Iliad Group SA	12,842	1,287
Qwest Communications International, Inc.	420,300	2,942
Telefonica SA sponsored ADR	10,039	642
		6,250
Wireless Telecommunication Services - 0.6%
Clearwire Corp. Class A (a)	37,335	262
NII Holdings, Inc. (a)	24,100	934
SOFTBANK CORP.	16,400	568
Sprint Nextel Corp. (a)	903,085	3,414
		5,178
TOTAL TELECOMMUNICATION SERVICES		11,428
UTILITIES - 2.3%
Electric Utilities - 0.6%
American Electric Power Co., Inc.	24,420	869
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) sponsored ADR	46,600	$ 733
FirstEnergy Corp.	20,972	736
NextEra Energy, Inc.	32,763	1,658
PPL Corp.	59,945	1,523
		5,519
Gas Utilities - 0.2%
China Gas Holdings Ltd.	906,000	463
Enn Energy Holdings Ltd.	302,000	869
		1,332
Independent Power Producers & Energy Traders - 0.7%
AES Corp. (a)	579,945	6,269
Multi-Utilities - 0.8%
Alliant Energy Corp.	13,470	489
CMS Energy Corp.	111,036	1,995
National Grid PLC	93,300	824
PG&E Corp.	27,845	1,307
Public Service Enterprise Group, Inc.	39,336	1,213
Sempra Energy	19,654	984
		6,812
TOTAL UTILITIES		19,932
TOTAL COMMON STOCKS (Cost $760,117)		829,855
Preferred Stocks - 0.9%

Convertible Preferred Stocks - 0.7%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
General Motors Co. 4.75% (a)	47,100	2,388
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
SandRidge Energy, Inc. 8.50%	6,100	602
Whiting Petroleum Corp. 6.25%	131	34
		636
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup, Inc. 7.50%	16,600	$ 2,075
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	18,800	1,017
TOTAL CONVERTIBLE PREFERRED STOCKS		6,116
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	8,200	1,318
TOTAL PREFERRED STOCKS (Cost $6,463)		7,434
Investment Companies - 0.2%

Ares Capital Corp. (Cost $1,278)	100,676	1,654
Corporate Bonds - 0.8%
	Principal Amount (000s)
Convertible Bonds - 0.7%
FINANCIALS - 0.3%
Real Estate Management & Development - 0.1%
Forest City Enterprises, Inc. 5% 10/15/16	$ 650	870
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (e)	1,875	1,908
TOTAL FINANCIALS		2,778
HEALTH CARE - 0.3%
Biotechnology - 0.1%
Incyte Corp. 4.75% 10/1/15	600	1,097
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
HEALTH CARE - continued
Pharmaceuticals - 0.2%
Endo Pharmaceuticals Holdings, Inc. 1.75% 4/15/15	$ 870	$ 1,167
TOTAL HEALTH CARE		2,264
INDUSTRIALS - 0.0%
Trading Companies & Distributors - 0.0%
Kaman Corp. 3.25% 11/15/17 (e)	230	240
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 6% 4/15/14	470	1,148
TOTAL CONVERTIBLE BONDS		6,430
Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
OPTI Canada, Inc.:
7.875% 12/15/14	540	371
8.25% 12/15/14	240	168
		539
TOTAL CORPORATE BONDS (Cost $4,158)		6,969
Money Market Funds - 2.3%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.24% (b)	5,515,021	$ 5,515
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	14,467,760	14,468
TOTAL MONEY MARKET FUNDS (Cost $19,983)		19,983
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $791,999)		865,895
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(14,772)
NET ASSETS - 100%		$ 851,123
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,942,000 or 0.3% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,150,000 or 0.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AVEO Pharmaceuticals, Inc.	10/28/10	$ 371
Concho Resources, Inc.	7/20/10	$ 1,034
Gulf Resources, Inc.	12/11/09	$ 1,705
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 7
Fidelity Securities Lending Cash Central Fund	208
Total	$ 215
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 94,520	$ 92,076	$ 2,444	$ -
Consumer Staples	70,476	70,476	-	-
Energy	97,232	94,930	2,302	-
Financials	133,328	130,588	2,740	-
Health Care	82,786	79,944	2,842	-
Industrials	116,487	114,301	2,186	-
Information Technology	151,398	151,398	-	-
Materials	58,685	58,260	425	-
Telecommunication Services	11,428	10,087	1,341	-
Utilities	20,949	19,108	1,841	-
Investment Companies	1,654	1,654	-	-
Corporate Bonds	6,969	-	6,969	-
Money Market Funds	19,983	19,983	-	-
Total Investments in Securities:	$ 865,895	$ 842,805	$ 23,090	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.5%
Canada	2.8%
Switzerland	2.4%
United Kingdom	1.8%
Germany	1.0%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	9.5%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $209,047,000 of which $91,224,000 and $117,823,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $13,731) - See accompanying schedule: Unaffiliated issuers (cost $772,016)	$ 845,912
Fidelity Central Funds (cost $19,983)	19,983
Total Investments (cost $791,999)		$ 865,895
Cash		1
Foreign currency held at value (cost $16)		16
Receivable for investments sold		5,103
Receivable for fund shares sold		638
Dividends receivable		875
Interest receivable		71
Distributions receivable from Fidelity Central Funds		20
Prepaid expenses		3
Receivable from investment adviser for expense reductions		169
Other receivables		5
Total assets		872,796

Liabilities
Payable for investments purchased Regular delivery	$ 4,502
Delayed delivery	11
Payable for fund shares redeemed	1,455
Accrued management fee	590
Distribution and service plan fees payable	342
Other affiliated payables	211
Other payables and accrued expenses	94
Collateral on securities loaned, at value	14,468
Total liabilities		21,673

Net Assets		$ 851,123
Net Assets consist of:
Paid in capital		$ 998,345
Undistributed net investment income		528
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(221,646)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		73,896
Net Assets		$ 851,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($284,919 ÷ 24,595.5 shares)	$ 11.58

Maximum offering price per share (100/94.25 of $11.58)	$ 12.29
Class T: Net Asset Value and redemption price per share ($321,739 ÷ 27,863.3 shares)	$ 11.55

Maximum offering price per share (100/96.50 of $11.55)	$ 11.97
Class B: Net Asset Value and offering price per share ($42,595 ÷ 3,781.4 shares)A	$ 11.26

Class C: Net Asset Value and offering price per share ($128,791 ÷ 11,473.6 shares)A	$ 11.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($73,079 ÷ 6,092.2 shares)	$ 12.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 9,794
Special dividends		1,228
Interest		1,115
Income from Fidelity Central Funds		215
Total income		12,352

Expenses
Management fee Basic fee	$ 4,643
Performance adjustment	1,354
Transfer agent fees	2,279
Distribution and service plan fees	4,067
Accounting and security lending fees	294
Custodian fees and expenses	295
Independent trustees' compensation	5
Registration fees	90
Audit	52
Legal	6
Miscellaneous	11
Total expenses before reductions	13,096
Expense reductions	(775)	12,321
Net investment income (loss)		31
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	81,631
Foreign currency transactions	(7)
Total net realized gain (loss)		81,624
Change in net unrealized appreciation (depreciation) on: Investment securities	44,291
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		44,287
Net gain (loss)		125,911
Net increase (decrease) in net assets resulting from operations		$ 125,942

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 31	$ 2,199
Net realized gain (loss)	81,624	(82,065)
Change in net unrealized appreciation (depreciation)	44,287	372,369
Net increase (decrease) in net assets resulting from operations	125,942	292,503
Distributions to shareholders from net investment income	(786)	(9,304)
Distributions to shareholders from net realized gain	(2,645)	-
Total distributions	(3,431)	(9,304)
Share transactions - net increase (decrease)	(76,750)	(165,530)
Total increase (decrease) in net assets	45,761	117,669

Net Assets
Beginning of period	805,362	687,693
End of period (including undistributed net investment income of $528 and undistributed net investment income of $1,137, respectively)	$ 851,123	$ 805,362

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 6.64	$ 13.75	$ 13.61	$ 12.08
Income from Investment Operations
Net investment income (loss) C	.03 I	.04	.11	.12	.11
Net realized and unrealized gain (loss)	1.66	3.41	(6.13)	.43	1.44
Total from investment operations	1.69	3.45	(6.02)	.55	1.55
Distributions from net investment income	(.02)	(.14)	(.10)	(.14)	(.02)
Distributions from net realized gain	(.05)	-	(.99)	(.28)	-
Total distributions	(.06) G	(.14)	(1.09)	(.41) H	(.02)
Net asset value, end of period	$ 11.58	$ 9.95	$ 6.64	$ 13.75	$ 13.61
Total Return A, B	17.09%	52.97%	(47.51)%	4.12%	12.86%
Ratios to Average Net Assets D, F
Expenses before reductions	1.36%	1.08%	1.08%	1.12%	1.13%
Expenses net of fee waivers, if any	1.25%	1.08%	1.08%	1.12%	1.13%
Expenses net of all reductions	1.24%	1.08%	1.08%	1.11%	1.12%
Net investment income (loss)	.24% I	.56%	1.02%	.84%	.90%
Supplemental Data
Net assets, end of period (in millions)	$ 285	$ 240	$ 192	$ 529	$ 530
Portfolio turnover rate E	80%	88%	122%	36%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.06 per share is comprised of distributions from net investment income of $.018 and distributions from net realized gain of $.045 per share.

H Total distributions of $.41 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.276 per share.

I Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .10%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 6.60	$ 13.67	$ 13.52	$ 12.00
Income from Investment Operations
Net investment income (loss) C	- G, I	.03	.09	.09	.09
Net realized and unrealized gain (loss)	1.67	3.39	(6.11)	.44	1.43
Total from investment operations	1.67	3.42	(6.02)	.53	1.52
Distributions from net investment income	-	(.10)	(.06)	(.10)	-
Distributions from net realized gain	(.04)	-	(.99)	(.28)	-
Total distributions	(.04)	(.10)	(1.05)	(.38) H	-
Net asset value, end of period	$ 11.55	$ 9.92	$ 6.60	$ 13.67	$ 13.52
Total Return A, B	16.88%	52.60%	(47.66)%	3.97%	12.67%
Ratios to Average Net Assets D, F
Expenses before reductions	1.57%	1.31%	1.29%	1.33%	1.32%
Expenses net of fee waivers, if any	1.50%	1.31%	1.29%	1.33%	1.32%
Expenses net of all reductions	1.49%	1.30%	1.28%	1.32%	1.32%
Net investment income (loss)	(.01)% I	.34%	.82%	.63%	.71%
Supplemental Data
Net assets, end of period (in millions)	$ 322	$ 305	$ 263	$ 962	$ 1,257
Portfolio turnover rate E	80%	88%	122%	36%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.38 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.276 per share.

I Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.15)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.68	$ 6.42	$ 13.29	$ 13.14	$ 11.74
Income from Investment Operations
Net investment income (loss) C	(.05) I	(.01)	.03	- G	.01
Net realized and unrealized gain (loss)	1.63	3.31	(5.94)	.43	1.39
Total from investment operations	1.58	3.30	(5.91)	.43	1.40
Distributions from net investment income	-	(.04)	-	(.01)	-
Distributions from net realized gain	-	-	(.96)	(.28)	-
Total distributions	-	(.04)	(.96)	(.28) H	-
Net asset value, end of period	$ 11.26	$ 9.68	$ 6.42	$ 13.29	$ 13.14
Total Return A, B	16.32%	51.61%	(47.88)%	3.32%	11.93%
Ratios to Average Net Assets D, F
Expenses before reductions	2.13%	1.81%	1.85%	1.92%	1.93%
Expenses net of fee waivers, if any	2.00%	1.81%	1.85%	1.92%	1.93%
Expenses net of all reductions	2.00%	1.80%	1.85%	1.92%	1.93%
Net investment income (loss)	(.51)% I	(.17)%	.26%	.04%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 69	$ 75	$ 238	$ 314
Portfolio turnover rate E	80%	88%	122%	36%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.28 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.276 per share.

I Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.66)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.65	$ 6.41	$ 13.30	$ 13.17	$ 11.76
Income from Investment Operations
Net investment income (loss) C	(.05) I	(.01)	.03	.01	.02
Net realized and unrealized gain (loss)	1.62	3.30	(5.94)	.43	1.39
Total from investment operations	1.57	3.29	(5.91)	.44	1.41
Distributions from net investment income	-	(.05)	-	(.04)	-
Distributions from net realized gain	- G	-	(.98)	(.28)	-
Total distributions	- G	(.05)	(.98)	(.31) H	-
Net asset value, end of period	$ 11.22	$ 9.65	$ 6.41	$ 13.30	$ 13.17
Total Return A, B	16.31%	51.79%	(47.93)%	3.40%	11.99%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	1.81%	1.82%	1.86%	1.87%
Expenses net of fee waivers, if any	2.00%	1.81%	1.82%	1.86%	1.87%
Expenses net of all reductions	1.99%	1.81%	1.81%	1.86%	1.86%
Net investment income (loss)	(.51)% I	(.17)%	.29%	.10%	.17%
Supplemental Data
Net assets, end of period (in millions)	$ 129	$ 125	$ 103	$ 277	$ 328
Portfolio turnover rate E	80%	88%	122%	36%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.31 per share is comprised of distributions from net investment income of $.038 and distributions from net realized gain of $.276 per share.

I Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.65)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.31	$ 6.73	$ 13.92	$ 13.76	$ 12.22
Income from Investment Operations
Net investment income (loss) B	.05 G	.08	.15	.16	.16
Net realized and unrealized gain (loss)	1.74	3.52	(6.21)	.46	1.44
Total from investment operations	1.79	3.60	(6.06)	.62	1.60
Distributions from net investment income	(.06)	(.02)	(.14)	(.18)	(.06)
Distributions from net realized gain	(.04)	-	(.99)	(.28)	-
Total distributions	(.10)	(.02)	(1.13)	(.46) F	(.06)
Net asset value, end of period	$ 12.00	$ 10.31	$ 6.73	$ 13.92	$ 13.76
Total Return A	17.47%	53.57%	(47.34)%	4.55%	13.17%
Ratios to Average Net Assets C, E
Expenses before reductions	1.03%	.70%	.76%	.82%	.80%
Expenses net of fee waivers, if any	1.00%	.70%	.76%	.82%	.80%
Expenses net of all reductions	.99%	.69%	.75%	.82%	.80%
Net investment income (loss)	.49% G	.94%	1.35%	1.14%	1.23%
Supplemental Data
Net assets, end of period (in millions)	$ 73	$ 66	$ 55	$ 948	$ 1,149
Portfolio turnover rate D	80%	88%	122%	36%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.46 per share is comprised of distributions from net investment income of $.180 and distributions from net realized gain of $.276 per share.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .35%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 120,442
Gross unrealized depreciation	(61,339)
Net unrealized appreciation (depreciation)	$ 59,103

Tax Cost	$ 806,792

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,723
Capital loss carryforward	$ (209,047)
Net unrealized appreciation (depreciation)	$ 59,103

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 3,431	$ 9,304

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of

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4. Operating Policies - continued

Restricted Securities - continued

these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $657,927 and $735,794, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	25%	$ 651	$ 3
Class T	.25%	25%	1,576	2
Class B	.75%	25%	566	425
Class C	.75%	25%	1,274	62
			$ 4,067	$ 492

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for

Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 67
Class T	20
Class B*	73
Class C*	6
$ 166

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 785.30
Class T	816.26
Class B	176.31
Class C	344.27
Institutional Class	158.22
	$ 2,279

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6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to four hundred forty dollars under the interfund lending program. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 7,132.44%

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $430. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $208, including $2 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 301
Class T	1.50%	227
Class B	2.00%	68
Class C	2.00%	105
Institutional Class	1.00%	24
		$ 725

Effective February 1, 2011 the expense limitation will be eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $50 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 435	$ 3,933
Class T	-	3,996
Class B	-	410
Class C	-	849
Institutional Class	351	116
Total	$ 786	$ 9,304
From net realized gain
Class A	$ 1,089	$ -
Class T	1,223	-
Class C	51	-
Institutional Class	282	-
Total	$ 2,645	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	6,253	6,500	$ 67,478	$ 50,250
Reinvestment of distributions	133	533	1,385	3,557
Shares redeemed	(5,950)	(11,849)	(63,413)	(86,477)
Net increase (decrease)	436	(4,816)	$ 5,450	$ (32,670)
Class T
Shares sold	7,778	7,756	$ 83,390	$ 60,751
Reinvestment of distributions	113	578	1,186	3,851
Shares redeemed	(10,796)	(17,414)	(114,420)	(132,890)
Net increase (decrease)	(2,905)	(9,080)	$ (29,844)	$ (68,288)
Class B
Shares sold	412	520	$ 4,277	$ 3,911
Reinvestment of distributions	-	55	-	357
Shares redeemed	(3,778)	(5,106)	(39,386)	(36,894)
Net increase (decrease)	(3,366)	(4,531)	$ (35,109)	$ (32,626)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class C
Shares sold	1,347	1,231	$ 14,048	$ 9,347
Reinvestment of distributions	4	107	43	695
Shares redeemed	(2,789)	(4,448)	(28,970)	(32,027)
Net increase (decrease)	(1,438)	(3,110)	$ (14,879)	$ (21,985)
Institutional Class
Shares sold	1,805	2,016	$ 20,255	$ 16,994
Reinvestment of distributions	52	13	553	86
Shares redeemed	(2,179)	(3,740)	(23,176)	(27,041)
Net increase (decrease)	(322)	(1,711)	$ (2,368)	$ (9,961)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Name, Age; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/20/10	12/17/10	$0.062
Class T	12/20/10	12/17/10	$0.028
Class B	12/20/10	12/17/10	$0.000
Class C	12/20/10	12/17/10	$0.000

Class A and Class T designate 100% of the dividends distributed in December 2009 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADGF-UANN-0111
1.786675.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Dividend Growth
Fund - Institutional Class

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	17.47%	2.37%	1.78%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Institutional Class on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 ® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity Advisor® Dividend Growth Fund: During the year, the fund's Class A, Class T, Class B and Class C shares returned 17.09%, 16.88%, 16.32% and 16.31%, respectively (excluding sales charges), beating the S&P 500. Solid stock picking and sizable overweightings in mid- and small-cap stocks aided the fund's relative performance. Among sectors, stock selection in materials, information technology and financials was especially beneficial. The two sectors that detracted - telecommunication services and utilities - did so by very modest amounts. The top individual contributor was an out-of-index position in Atmel, which makes semiconductors that support a variety of increasingly popular touch-screen products. Underweighting integrated energy producer and major index component Exxon Mobil also helped, as did overweighting commercial real estate services provider CB Richard Ellis Group, and out-of-index stakes in restaurant operator DineEquity and Northern Oil & Gas. Conversely, underweighting consumer electronics/computer maker Apple and not owning automaker Ford Motor - two strong-performing index components - hampered performance. That said, I added to our Apple position and it became the fund's largest holding by period end. Out-of-index natural gas producer Petrohawk Energy also hurt.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity Advisor® Dividend Growth Fund: During the year, the fund's Institutional Class shares returned 17.47%, beating the S&P 500. Solid stock picking and sizable overweightings in mid- and small-cap stocks aided the fund's relative performance. Among sectors, stock selection in materials, information technology and financials was especially beneficial. The two sectors that detracted - telecommunication services and utilities - did so by very modest amounts. The top individual contributor was an out-of-index position in Atmel, which makes semiconductors that support a variety of increasingly popular touch-screen products. Underweighting integrated energy producer and major index component Exxon Mobil also helped, as did overweighting commercial real estate services provider CB Richard Ellis Group, and out-of-index stakes in restaurant operator DineEquity and Northern Oil & Gas. Conversely, underweighting consumer electronics/computer maker Apple and not owning automaker Ford Motor - two strong-performing index components - hampered performance. That said, I added to our Apple position and it became the fund's largest holding by period end. Out-of-index natural gas producer Petrohawk Energy also hurt.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.25%**
Actual		$ 1,000.00	$ 1,110.30	$ 6.61**
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33**
Class T	1.50%**
Actual		$ 1,000.00	$ 1,109.50	$ 7.93**
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59**
Class B	2.00%**
Actual		$ 1,000.00	$ 1,106.10	$ 10.56**
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10**
Class C	2.00%**
Actual		$ 1,000.00	$ 1,106.50	$ 10.56**
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10**
Institutional Class	1.00%**
Actual		$ 1,000.00	$ 1,113.20	$ 5.30**
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** If changes to voluntary expense limitations, effective February 1, 2011 had been in effect during the period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.37%
Actual		$ 7.25
HypotheticalA		$ 6.93
Class T	1.58%
Actual		$ 8.35
HypotheticalA		$ 7.99
Class B	2.11%
Actual		$ 11.14
HypotheticalA		$ 10.66
Class C	2.09%
Actual		$ 11.03
HypotheticalA		$ 10.56
Institutional Class	1.04%
Actual		$ 5.51
HypotheticalA		$ 5.27

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.6	2.0
Wells Fargo & Co.	1.7	2.0
JPMorgan Chase & Co.	1.5	1.7
The Coca-Cola Co.	1.3	0.7
General Electric Co.	1.2	1.4
Lam Research Corp.	1.1	0.9
Citigroup, Inc.	1.1	0.4
Merck & Co., Inc.	1.0	1.0
Cisco Systems, Inc.	0.9	1.3
Oracle Corp.	0.9	0.9
	13.3
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.9	18.5
Financials	15.9	17.3
Industrials	13.7	12.8
Energy	11.6	10.8
Consumer Discretionary	11.2	10.7
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks and Investment Companies 97.9%		Stocks and Investment Companies 97.9%
	Bonds 0.1%		Bonds 0.4%
	Convertible Securities 1.4%		Convertible Securities 1.2%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	18.5%	** Foreign investments	15.7%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.7%
Auto Components - 0.5%
Minth Group Ltd.	260,000	$ 439
Modine Manufacturing Co. (a)	44,718	620
Stoneridge, Inc. (a)	93,319	1,213
Tenneco, Inc. (a)	23,745	866
Tower International, Inc.	30,000	450
TRW Automotive Holdings Corp. (a)	18,060	858
		4,446
Automobiles - 0.7%
Bayerische Motoren Werke AG (BMW)	12,813	963
Fiat SpA	15,800	261
General Motors Co.	40,300	1,378
Harley-Davidson, Inc.	2,300	72
Mazda Motor Corp.	241,000	668
Thor Industries, Inc.	33,492	989
Winnebago Industries, Inc. (a)	153,804	1,612
		5,943
Diversified Consumer Services - 0.3%
DeVry, Inc.	2,269	97
Global Education & Technology Group Ltd. ADR (a)	7,670	70
H&R Block, Inc.	38,979	491
Service Corp. International	103,000	830
Stewart Enterprises, Inc. Class A (d)	211,806	1,201
Universal Technical Institute, Inc.	4,937	102
		2,791
Hotels, Restaurants & Leisure - 2.2%
Accor SA	40,021	1,691
Ameristar Casinos, Inc.	49,301	881
Bally Technologies, Inc. (a)	9,232	362
Bravo Brio Restaurant Group, Inc.	49,691	873
Brinker International, Inc.	89,774	1,835
DineEquity, Inc. (a)(d)	57,407	3,067
InterContinental Hotel Group PLC	100,010	1,776
International Game Technology	51,270	794
NH Hoteles SA (a)	203,861	799
O'Charleys, Inc. (a)	132,675	918
Sol Melia SA (d)	75,440	594
Spur Corp. Ltd.	26,449	57
Vail Resorts, Inc. (a)	19,059	863
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
WMS Industries, Inc. (a)	77,911	$ 3,455
Wyndham Worldwide Corp.	38,354	1,103
		19,068
Household Durables - 0.8%
Ethan Allen Interiors, Inc.	15,500	256
Garmin Ltd.	31,200	904
La-Z-Boy, Inc. (a)	35,117	264
Libbey, Inc. (a)	16,594	240
Newell Rubbermaid, Inc.	34,556	580
PulteGroup, Inc. (a)	103,012	645
Stanley Black & Decker, Inc.	39,676	2,362
Techtronic Industries Co. Ltd.	410,500	446
Tempur-Pedic International, Inc. (a)	30,600	1,074
		6,771
Internet & Catalog Retail - 0.2%
Expedia, Inc.	47,640	1,254
Rakuten, Inc.	154	118
		1,372
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	14,511	692
Polaris Industries, Inc.	1,100	80
		772
Media - 2.3%
Aegis Group PLC	177,800	365
CC Media Holdings, Inc. Class A (a)	134,400	941
Comcast Corp.:
Class A	5,697	114
Class A (special) (non-vtg.)	188,936	3,584
Informa PLC	101,506	624
McGraw-Hill Companies, Inc.	42,800	1,476
MDC Partners, Inc. Class A (sub. vtg.)	125,700	1,792
Saraiva SA Livreiros Editores	800	19
The Walt Disney Co.	112,984	4,125
Time Warner Cable, Inc.	65,675	4,042
Time Warner, Inc.	25,600	755
United Business Media Ltd.	78,089	748
Wolters Kluwer NV (Certificaten Van Aandelen)	40,300	799
		19,384
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.6%
Maoye International Holdings Ltd.	940,000	$ 487
Target Corp.	84,918	4,835
		5,322
Specialty Retail - 2.6%
Advance Auto Parts, Inc.	44,900	2,963
Asbury Automotive Group, Inc. (a)	47,300	745
Best Buy Co., Inc.	35,221	1,505
Big 5 Sporting Goods Corp.	49,200	679
Carphone Warehouse Group PLC (a)	142,226	848
Casual Male Retail Group, Inc. (a)	212,000	1,018
Collective Brands, Inc. (a)(d)	31,680	535
Foot Locker, Inc.	64,327	1,214
Hengdeli Holdings Ltd.	2,408,000	1,566
Home Depot, Inc.	36,207	1,094
I.T Ltd.	560,000	516
Lowe's Companies, Inc.	170,732	3,876
Lumber Liquidators Holdings, Inc. (a)	25,004	589
MarineMax, Inc. (a)	60,700	463
OfficeMax, Inc. (a)	85,400	1,459
Staples, Inc.	71,181	1,567
Urban Outfitters, Inc. (a)	30,300	1,145
West Marine, Inc. (a)	12,173	116
		21,898
Textiles, Apparel & Luxury Goods - 0.4%
Bosideng International Holdings Ltd.	190,000	99
G-III Apparel Group Ltd. (a)	34,365	941
Peak Sport Products Co. Ltd.	235,000	171
Phillips-Van Heusen Corp.	27,061	1,836
		3,047
TOTAL CONSUMER DISCRETIONARY		90,814
CONSUMER STAPLES - 8.3%
Beverages - 2.0%
Anheuser-Busch InBev SA NV	28,875	1,571
Britvic PLC	80,302	611
Carlsberg AS Series B	12,700	1,199
Dr Pepper Snapple Group, Inc.	47,415	1,737
Grupo Modelo SAB de CV Series C	128,100	753
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Silver Base Group Holdings Ltd.	699,000	$ 592
The Coca-Cola Co.	174,697	11,036
		17,499
Food & Staples Retailing - 2.3%
CVS Caremark Corp.	94,456	2,928
Drogasil SA	22,800	558
Kroger Co.	234,360	5,519
PriceSmart, Inc.	27,099	910
Susser Holdings Corp. (a)	44,600	599
Sysco Corp.	4,378	127
Wal-Mart Stores, Inc.	98,957	5,353
Walgreen Co.	91,501	3,189
Winn-Dixie Stores, Inc. (a)	126,250	768
		19,951
Food Products - 1.6%
Archer Daniels Midland Co.	10,002	290
Calavo Growers, Inc.	53,935	1,245
Chiquita Brands International, Inc. (a)	39,327	440
Diamond Foods, Inc.	8,300	386
Flowers Foods, Inc.	52,409	1,373
Global Dairy Holdings Ltd.	1,208,000	426
Kellogg Co.	13,743	677
M. Dias Branco SA	1,300	32
Marine Harvest ASA (d)	3,681,277	3,422
Nestle SA	45,437	2,470
Seneca Foods Corp. Class A (a)	11,166	266
Shenguan Holdings Group Ltd.	136,000	188
Smithfield Foods, Inc. (a)	110,054	1,938
TreeHouse Foods, Inc. (a)	3,500	174
		13,327
Household Products - 0.8%
Procter & Gamble Co.	102,920	6,285
Youyuan International Holdings Ltd.	810,000	463
		6,748
Personal Products - 0.6%
Avon Products, Inc.	65,644	1,875
BaWang International (Group) Holding Ltd. (d)	1,820,000	738
Estee Lauder Companies, Inc. Class A	12,775	957
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - continued
Hengan International Group Co. Ltd.	89,500	$ 825
USANA Health Sciences, Inc. (a)	9,601	404
		4,799
Tobacco - 1.0%
Imperial Tobacco Group PLC	23,470	688
Lorillard, Inc.	835	66
Philip Morris International, Inc.	130,033	7,398
		8,152
TOTAL CONSUMER STAPLES		70,476
ENERGY - 11.4%
Energy Equipment & Services - 3.7%
Aker Solutions ASA	114,057	1,687
Baker Hughes, Inc.	31,471	1,642
Global Industries Ltd. (a)	36,335	226
Halliburton Co.	106,825	4,042
Helix Energy Solutions Group, Inc. (a)	1,634	23
ION Geophysical Corp. (a)	181,996	1,309
National Oilwell Varco, Inc.	102,188	6,263
Noble Corp.	35,679	1,210
Oceaneering International, Inc. (a)	5,000	346
Saipem SpA	20,661	860
Schlumberger Ltd.	86,354	6,679
Superior Energy Services, Inc. (a)	6,498	217
Transocean Ltd. (a)	26,434	1,772
Vantage Drilling Co. (a)	517,400	911
Weatherford International Ltd. (a)	199,803	4,078
		31,265
Oil, Gas & Consumable Fuels - 7.7%
Americas Petrogas, Inc. (a)	82,700	95
Anadarko Petroleum Corp.	46,100	2,958
Apache Corp.	38,676	4,163
Berry Petroleum Co. Class A	67,700	2,580
BP PLC sponsored ADR	60,400	2,416
Chesapeake Energy Corp.	5,254	111
Chevron Corp.	41,901	3,393
Cimarex Energy Co.	11,503	926
Compton Petroleum Corp. (a)	160,600	62
Concho Resources, Inc. (a)	14,512	1,201
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Concho Resources, Inc. (a)(g)	22,820	$ 1,700
CVR Energy, Inc. (a)	66,200	796
Daylight Energy Ltd.	10,900	101
Denbury Resources, Inc. (a)	97,141	1,766
EOG Resources, Inc.	21,773	1,937
Exxon Mobil Corp.	29,163	2,029
Gran Tierra Energy, Inc. (a)	45,900	342
Holly Corp.	54,956	1,975
International Coal Group, Inc. (a)	126,825	965
InterOil Corp. (a)(d)	22,947	1,742
Kodiak Oil & Gas Corp. (a)(d)	95,605	478
Marathon Oil Corp.	53,194	1,780
Massey Energy Co.	106,102	5,211
Niko Resources Ltd.	8,800	790
Noble Energy, Inc.	4,173	339
Northern Oil & Gas, Inc. (a)	204,910	4,682
Occidental Petroleum Corp.	33,859	2,985
OPTI Canada, Inc. (a)(e)	280,600	197
Pan Orient Energy Corp. (a)	87,200	578
PetroBakken Energy Ltd. Class A (d)	27,568	501
Petrohawk Energy Corp. (a)	143,944	2,567
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	12,088	354
Petroplus Holdings AG	50,710	485
Plains Exploration & Production Co. (a)	105,354	3,019
QEP Resources, Inc.	2,300	81
Rodinia Oil Corp.	80,100	123
Royal Dutch Shell PLC Class B ADR	27,177	1,639
Southwestern Energy Co. (a)	34,322	1,242
Suncor Energy, Inc.	33,380	1,121
Sunoco, Inc.	22,071	886
Talisman Energy, Inc.	59,200	1,137
Valero Energy Corp.	81,076	1,579
Whiting Petroleum Corp. (a)	15,588	1,715
Williams Companies, Inc.	25,621	584
		65,331
TOTAL ENERGY		96,596
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 15.4%
Capital Markets - 2.4%
AllianceBernstein Holding LP	13,500	$ 310
American Capital Ltd. (a)	13,000	93
Bank of New York Mellon Corp.	79,532	2,147
Bank Sarasin & Co. Ltd. Series B (Reg.)	18,972	708
BlackRock, Inc. Class A	14,700	2,396
Evercore Partners, Inc. Class A	4,100	124
Goldman Sachs Group, Inc.	34,605	5,403
GP Investments, Ltd. unit (a)	111,068	488
Invesco Ltd.	63,332	1,377
Janus Capital Group, Inc.	61,800	645
Morgan Stanley	182,358	4,460
State Street Corp.	48,660	2,102
TD Ameritrade Holding Corp.	18,404	308
Waddell & Reed Financial, Inc. Class A	5,019	155
		20,716
Commercial Banks - 4.3%
Associated Banc-Corp.	136,400	1,745
Banco do Brasil SA	55,000	1,055
Banco Pine SA	17,900	148
CapitalSource, Inc.	594,955	3,843
CIT Group, Inc. (a)	15,915	628
Commercial Bank of Qatar GDR (Reg. S)	66,989	318
Guaranty Trust Bank PLC GDR (Reg. S)	13,400	81
Huntington Bancshares, Inc.	287,422	1,677
Itau Unibanco Banco Multiplo SA ADR (a)(e)	25,600	597
KeyCorp	132,975	1,001
PNC Financial Services Group, Inc.	98,067	5,281
Regions Financial Corp.	212,128	1,141
SunTrust Banks, Inc.	80,370	1,877
Susquehanna Bancshares, Inc., Pennsylvania	83,418	672
SVB Financial Group (a)	39,262	1,764
U.S. Bancorp, Delaware	9,800	233
Wells Fargo & Co.	522,243	14,210
Wilmington Trust Corp., Delaware	118,078	463
		36,734
Consumer Finance - 0.7%
American Express Co.	59,672	2,579
Capital One Financial Corp.	23,990	893
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
Discover Financial Services	66,805	$ 1,221
SLM Corp. (a)	75,496	872
		5,565
Diversified Financial Services - 3.7%
Bank of America Corp.	353,345	3,869
Citigroup, Inc. (a)	2,148,293	9,023
CME Group, Inc.	5,093	1,467
Deutsche Boerse AG	12,339	746
Infrastructure Development Finance Co. Ltd.	65,056	265
JPMorgan Chase & Co.	334,950	12,520
Moody's Corp.	15,276	410
PICO Holdings, Inc. (a)	111,351	3,179
		31,479
Insurance - 1.5%
AEGON NV (a)	118,900	654
Allstate Corp.	6,536	190
American Equity Investment Life Holding Co.	9,800	108
Assured Guaranty Ltd.	160,795	2,735
Delphi Financial Group, Inc. Class A	29,575	759
Endurance Specialty Holdings Ltd.	21,100	931
Genworth Financial, Inc. Class A (a)	260,000	3,032
Lincoln National Corp.	62,800	1,500
MBIA, Inc. (a)(d)	13,591	136
MetLife, Inc.	18,700	713
Platinum Underwriters Holdings Ltd.	12,300	532
Protective Life Corp.	40,600	955
Prudential Financial, Inc.	17,700	897
		13,142
Real Estate Investment Trusts - 1.6%
alstria office REIT-AG	9,605	121
Boston Properties, Inc.	5,509	462
CBL & Associates Properties, Inc.	62,400	1,030
Digital Realty Trust, Inc.	5,400	284
Education Realty Trust, Inc.	44,800	329
Franklin Street Properties Corp.	57,200	734
ProLogis Trust	150,800	1,962
Public Storage	12,413	1,199
Sabra Health Care REIT, Inc.	28,233	481
Segro PLC	97,296	414
SL Green Realty Corp.	27,100	1,772
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
The Macerich Co.	11,931	$ 553
U-Store-It Trust	54,800	453
Vornado Realty Trust	13,750	1,122
Westfield Group unit	17,370	202
Westfield Retail Trust unit (f)	4,106	11
Weyerhaeuser Co.	126,515	2,112
		13,241
Real Estate Management & Development - 1.2%
CB Richard Ellis Group, Inc. Class A (a)	340,513	6,534
Coresite Realty Corp.	31,946	411
Iguatemi Empresa de Shopping Centers SA	40,600	1,006
Jones Lang LaSalle, Inc.	18,970	1,514
Kenedix, Inc. (a)	3,847	911
		10,376
TOTAL FINANCIALS		131,253
HEALTH CARE - 9.7%
Biotechnology - 2.9%
Acorda Therapeutics, Inc. (a)	7,691	203
Alexion Pharmaceuticals, Inc. (a)	11,700	894
Allos Therapeutics, Inc. (a)	39,827	162
Amgen, Inc. (a)	68,141	3,590
Amylin Pharmaceuticals, Inc. (a)	57,420	736
ARIAD Pharmaceuticals, Inc. (a)	207,472	836
ArQule, Inc. (a)	41,300	224
AVEO Pharmaceuticals, Inc.	71,855	1,062
AVEO Pharmaceuticals, Inc. (g)	27,497	406
Biogen Idec, Inc. (a)	26,862	1,718
Cephalon, Inc. (a)	13,700	870
Clinical Data, Inc. (a)(d)	78,252	1,430
Dynavax Technologies Corp. (a)	63,070	126
Gilead Sciences, Inc. (a)	17,700	646
Human Genome Sciences, Inc. (a)	59,100	1,450
ImmunoGen, Inc. (a)	36,800	306
InterMune, Inc. (a)	21,100	265
Micromet, Inc. (a)	102,900	747
NPS Pharmaceuticals, Inc. (a)	52,088	323
OREXIGEN Therapeutics, Inc. (a)(d)	190,766	994
PDL BioPharma, Inc.	99,200	573
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Protalix BioTherapeutics, Inc. (a)(d)	15,357	$ 134
SIGA Technologies, Inc. (a)	139,327	1,756
Theravance, Inc. (a)(d)	122,734	3,066
Thrombogenics NV (a)	18,333	464
United Therapeutics Corp. (a)	20,300	1,277
Vertex Pharmaceuticals, Inc. (a)	10,690	354
ZIOPHARM Oncology, Inc. (a)	95,016	391
		25,003
Health Care Equipment & Supplies - 1.6%
American Medical Systems Holdings, Inc. (a)	52,449	940
C. R. Bard, Inc.	27,130	2,302
Covidien PLC	46,502	1,956
GN Store Nordic AS (a)	9,526	79
Hill-Rom Holdings, Inc.	32,000	1,267
Hologic, Inc. (a)	31,696	520
Kinetic Concepts, Inc. (a)	22,418	890
NuVasive, Inc. (a)	17,197	402
Orthofix International NV (a)	34,081	927
Orthovita, Inc. (a)	152,758	304
Stryker Corp.	11,480	575
Symmetry Medical, Inc. (a)	91,196	745
William Demant Holding AS (a)	11,300	787
Wright Medical Group, Inc. (a)	66,074	872
Zimmer Holdings, Inc. (a)	16,100	793
		13,359
Health Care Providers & Services - 2.4%
Brookdale Senior Living, Inc. (a)	104,300	1,994
Catalyst Health Solutions, Inc. (a)	22,842	980
CIGNA Corp.	92,080	3,389
Corvel Corp. (a)	800	37
DaVita, Inc. (a)	13,578	987
Emeritus Corp. (a)	41,237	744
Express Scripts, Inc. (a)	74,900	3,902
Fresenius Medical Care AG & Co. KGaA	21,017	1,213
McKesson Corp.	24,494	1,565
Medco Health Solutions, Inc. (a)	48,603	2,980
Quest Diagnostics, Inc.	29,424	1,451
RehabCare Group, Inc. (a)	19,760	400
Sun Healthcare Group, Inc. (a)	49,233	482
		20,124
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.2%
Allscripts-Misys Healthcare Solutions, Inc. (a)	68,400	$ 1,200
Computer Programs & Systems, Inc.	8,200	383
		1,583
Life Sciences Tools & Services - 0.3%
Covance, Inc. (a)	2,300	103
Life Technologies Corp. (a)	17,176	855
Lonza Group AG	14,109	1,089
PerkinElmer, Inc.	21,600	503
QIAGEN NV (a)	15,300	280
		2,830
Pharmaceuticals - 2.3%
Ardea Biosciences, Inc. (a)	70,608	1,570
Cadence Pharmaceuticals, Inc. (a)(d)	221,158	1,586
GlaxoSmithKline PLC	58,000	1,098
GlaxoSmithKline PLC sponsored ADR	48,452	1,855
Merck & Co., Inc.	242,539	8,360
Novartis AG sponsored ADR	16,003	855
Novo Nordisk AS Series B	17,580	1,744
Pronova BioPharma ASA (a)	222,990	312
Teva Pharmaceutical Industries Ltd. sponsored ADR	32,010	1,602
Valeant Pharmaceuticals International, Inc.	34,900	905
		19,887
TOTAL HEALTH CARE		82,786
INDUSTRIALS - 13.7%
Aerospace & Defense - 2.6%
BE Aerospace, Inc. (a)	23,770	844
DigitalGlobe, Inc. (a)	25,338	748
Esterline Technologies Corp. (a)	15,404	907
GeoEye, Inc. (a)	52,539	2,094
Goodrich Corp.	24,300	2,084
HEICO Corp. Class A	39,683	1,547
Honeywell International, Inc.	54,217	2,695
Precision Castparts Corp.	22,697	3,134
Raytheon Co.	39,282	1,817
United Technologies Corp.	78,041	5,874
		21,744
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - 0.3%
Delta Air Lines, Inc. (a)	20,636	$ 282
Southwest Airlines Co.	119,450	1,591
United Continental Holdings, Inc. (a)	14,928	413
		2,286
Building Products - 0.4%
Armstrong World Industries, Inc.	7,247	351
Masco Corp.	142,984	1,560
Owens Corning (a)	50,475	1,328
		3,239
Commercial Services & Supplies - 1.2%
Avery Dennison Corp.	25,900	972
Casella Waste Systems, Inc. Class A (a)	58,826	268
Edenred (a)	4,000	89
Interface, Inc. Class A	118,592	1,712
Iron Mountain, Inc.	15,777	350
Knoll, Inc.	71,163	1,092
Pitney Bowes, Inc.	21,163	464
Quad/Graphics, Inc. (a)	13,872	603
R.R. Donnelley & Sons Co.	75,439	1,189
Republic Services, Inc.	46,000	1,294
Schawk, Inc. Class A	11,865	213
Steelcase, Inc. Class A	38,510	369
The Brink's Co.	3,850	94
The Geo Group, Inc. (a)	64,379	1,552
		10,261
Construction & Engineering - 0.9%
Aveng Ltd.	84,300	485
Dycom Industries, Inc. (a)	1,900	25
EMCOR Group, Inc. (a)	6,505	174
Fluor Corp.	47,411	2,742
Foster Wheeler Ag (a)	47,850	1,340
Furmanite Corp. (a)	6,868	46
Granite Construction, Inc.	28,643	727
Great Lakes Dredge & Dock Corp.	90,726	697
Jacobs Engineering Group, Inc. (a)	21,300	820
KBR, Inc.	13,031	353
MasTec, Inc. (a)	32,000	459
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
MYR Group, Inc. (a)	6,301	$ 99
Sterling Construction Co., Inc. (a)	6,473	87
		8,054
Electrical Equipment - 1.1%
Alstom SA	19,884	819
AMETEK, Inc.	18,545	1,097
Cooper Industries PLC Class A	34,354	1,872
Emerson Electric Co.	19,024	1,048
General Cable Corp. (a)	13,411	440
Prysmian SpA	44,500	707
Regal-Beloit Corp.	14,962	913
Schneider Electric SA	8,881	1,247
Zumtobel AG	43,207	889
		9,032
Industrial Conglomerates - 2.1%
Barloworld Ltd.	30,600	259
Cookson Group PLC (a)	53,600	449
General Electric Co.	656,412	10,391
Koninklijke Philips Electronics NV	49,100	1,327
Rheinmetall AG	21,300	1,374
Siemens AG sponsored ADR	9,952	1,093
Textron, Inc.	132,363	2,960
		17,853
Machinery - 2.6%
Actuant Corp. Class A	55,673	1,316
ArvinMeritor, Inc. (a)	51,963	928
Blount International, Inc. (a)	45,123	698
Briggs & Stratton Corp.	9,107	159
Caterpillar, Inc.	29,991	2,537
Commercial Vehicle Group, Inc. (a)	57,200	811
Cummins, Inc.	26,343	2,558
Dover Corp.	10,743	589
Eaton Corp.	800	77
Hardinge, Inc.	30,141	249
Ingersoll-Rand Co. Ltd.	58,176	2,385
John Bean Technologies Corp.	9,223	170
Navistar International Corp. (a)	82,400	4,217
NSK Ltd.	102,000	859
Pall Corp.	24,121	1,092
Schindler Holding AG (participation certificate)	8,068	912
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
SmartHeat, Inc. (a)	76,600	$ 364
Timken Co.	23,600	1,028
Trinity Industries, Inc.	33,200	760
WABCO Holdings, Inc. (a)	14,900	741
		22,450
Professional Services - 0.5%
CBIZ, Inc. (a)	63,887	385
FTI Consulting, Inc. (a)	8,019	286
IHS, Inc. Class A (a)	1,700	123
Kforce, Inc. (a)	48,578	734
Robert Half International, Inc.	48,700	1,350
Towers Watson & Co.	30,039	1,508
		4,386
Road & Rail - 1.8%
Arkansas Best Corp.	28,600	705
Con-way, Inc.	39,904	1,349
CSX Corp.	75,100	4,567
Norfolk Southern Corp.	19,423	1,169
Saia, Inc. (a)	81,980	1,235
Union Pacific Corp.	66,500	5,992
Universal Truckload Services, Inc. (a)	50,077	751
		15,768
Trading Companies & Distributors - 0.2%
Finning International, Inc.	19,600	473
Kaman Corp.	33,394	941
		1,414
TOTAL INDUSTRIALS		116,487
INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 2.3%
Calix Networks, Inc. (a)(d)	98,205	1,254
Cisco Systems, Inc. (a)	413,000	7,913
Comtech Telecommunications Corp.	6,917	205
Comverse Technology, Inc. (a)	161,500	1,242
HTC Corp.	9,300	258
Infinera Corp. (a)	100,032	816
Juniper Networks, Inc. (a)	119,000	4,048
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola, Inc. (a)	246,422	$ 1,888
QUALCOMM, Inc.	42,992	2,009
		19,633
Computers & Peripherals - 3.5%
Apple, Inc. (a)	71,408	22,225
Gemalto NV	5,448	213
Hewlett-Packard Co.	176,000	7,380
		29,818
Electronic Equipment & Components - 1.7%
Agilent Technologies, Inc. (a)	121,108	4,241
Avnet, Inc. (a)	87,741	2,689
Corning, Inc.	142,700	2,520
Funtalk China Holdings Ltd. (a)	108,100	656
HLS Systems International Ltd. (a)	15,400	210
Keyence Corp.	5,200	1,312
Molex, Inc. (d)	45,287	942
Tyco Electronics Ltd.	54,951	1,672
		14,242
Internet Software & Services - 1.0%
eAccess Ltd.	1,869	1,072
eBay, Inc. (a)	87,503	2,549
Google, Inc. Class A (a)	6,794	3,775
Monster Worldwide, Inc. (a)	61,800	1,395
Open Text Corp. (a)	3,000	127
		8,918
IT Services - 1.2%
Acxiom Corp. (a)	52,931	900
Alliance Data Systems Corp. (a)(d)	27,183	1,715
Atos Origin SA (a)	19,665	803
Fidelity National Information Services, Inc.	18,483	497
Heartland Payment Systems, Inc.	60,382	953
iGate Corp.	11,184	224
MasterCard, Inc. Class A	7,484	1,774
Unisys Corp. (a)	21,800	493
Virtusa Corp. (a)	20,041	273
Visa, Inc. Class A	39,772	2,937
		10,569
Office Electronics - 0.4%
Xerox Corp.	271,581	3,112
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 5.6%
Advanced Micro Devices, Inc. (a)	91,413	$ 666
Analog Devices, Inc.	61,700	2,194
ASML Holding NV	62,900	2,052
Atmel Corp. (a)	371,719	3,862
Avago Technologies Ltd.	129,283	3,376
Cymer, Inc. (a)	71,264	2,713
Fairchild Semiconductor Intl, Inc. (a)	199,526	2,803
GT Solar International, Inc. (a)	34,866	233
Himax Technologies, Inc. sponsored ADR	199,964	416
Inphi Corp.	8,300	132
Intersil Corp. Class A	65,528	835
Kulicke & Soffa Industries, Inc. (a)	121,879	808
Lam Research Corp. (a)	201,407	9,130
Linear Technology Corp.	5,724	187
LTX-Credence Corp. (a)	303,830	2,394
Mattson Technology, Inc. (a)(d)	105,132	291
Maxim Integrated Products, Inc.	71,500	1,662
Microchip Technology, Inc. (d)	15,069	506
Micron Technology, Inc. (a)	364,503	2,646
National Semiconductor Corp.	67,823	905
NVIDIA Corp. (a)	62,766	854
NXP Semiconductors NV	118,100	1,486
ON Semiconductor Corp. (a)	578,802	4,720
Standard Microsystems Corp. (a)	40,008	1,090
Teradyne, Inc. (a)	37,563	445
TriQuint Semiconductor, Inc. (a)	81,000	965
		47,371
Software - 2.1%
BMC Software, Inc. (a)	43,578	1,935
CA, Inc.	75,069	1,718
Citrix Systems, Inc. (a)	22,972	1,526
DemandTec, Inc. (a)	78,238	810
Informatica Corp. (a)	52,182	2,154
JDA Software Group, Inc. (a)	33,684	889
Micro Focus International PLC	167,545	864
NSD Co. Ltd.	2,300	24
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp.	273,695	$ 7,401
Sage Group PLC	103,400	414
		17,735
TOTAL INFORMATION TECHNOLOGY		151,398
MATERIALS - 6.9%
Chemicals - 3.0%
Air Products & Chemicals, Inc.	16,682	1,438
Ashland, Inc.	8,385	427
Celanese Corp. Class A	41,403	1,532
CF Industries Holdings, Inc.	10,644	1,285
Clariant AG (Reg.) (a)	106,670	1,926
Dow Chemical Co.	111,265	3,469
Huabao International Holdings Ltd.	764,000	1,210
LyondellBasell Industries NV Class A (a)	36,400	1,063
Monsanto Co.	23,760	1,424
Solutia, Inc. (a)	113,231	2,421
Spartech Corp. (a)	177,841	1,691
Syngenta AG (Switzerland)	1,530	425
The Mosaic Co.	12,876	871
Valspar Corp.	17,300	572
W.R. Grace & Co. (a)	127,026	4,252
Yara International ASA	27,600	1,314
		25,320
Construction Materials - 0.2%
HeidelbergCement AG	33,197	1,803
Containers & Packaging - 0.2%
Ball Corp.	17	1
Greif, Inc. Class A	8,387	490
Owens-Illinois, Inc. (a)	61,030	1,640
		2,131
Metals & Mining - 3.5%
Agnico-Eagle Mines Ltd. (Canada)	14,400	1,165
Alcoa, Inc.	85,704	1,124
Anglo American PLC (United Kingdom)	20,900	917
Camino Minerals Corp. (a)	6,400	3
Commercial Metals Co.	106,400	1,635
Eldorado Gold Corp.	140,263	2,447
Freeport-McMoRan Copper & Gold, Inc.	25,344	2,568
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Goldcorp, Inc.	800	$ 36
Grande Cache Coal Corp. (a)	70,800	660
Gulf Resources, Inc. (a)	57,136	582
Gulf Resources, Inc. (a)(g)	200,630	2,044
Ivanhoe Mines Ltd. (a)	149,400	3,602
Kinross Gold Corp.	80,188	1,395
Kinross Gold Corp. warrants 9/17/14 (a)	5,258	21
Newcrest Mining Ltd.	82,635	3,140
Orko Silver Corp. (a)	22,200	54
Pan American Silver Corp.	27,600	1,034
Randgold Resources Ltd. sponsored ADR	32,100	3,019
Seabridge Gold, Inc. (a)	9,900	287
Silver Standard Resources, Inc. (a)	41,400	1,079
Silver Wheaton Corp. (a)	37,000	1,366
United States Steel Corp.	17,600	856
Walter Energy, Inc.	3,864	397
		29,431
TOTAL MATERIALS		58,685
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.7%
China Unicom (Hong Kong) Ltd.	574,000	773
Frontier Communications Corp.	66,640	606
Iliad Group SA	12,842	1,287
Qwest Communications International, Inc.	420,300	2,942
Telefonica SA sponsored ADR	10,039	642
		6,250
Wireless Telecommunication Services - 0.6%
Clearwire Corp. Class A (a)	37,335	262
NII Holdings, Inc. (a)	24,100	934
SOFTBANK CORP.	16,400	568
Sprint Nextel Corp. (a)	903,085	3,414
		5,178
TOTAL TELECOMMUNICATION SERVICES		11,428
UTILITIES - 2.3%
Electric Utilities - 0.6%
American Electric Power Co., Inc.	24,420	869
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) sponsored ADR	46,600	$ 733
FirstEnergy Corp.	20,972	736
NextEra Energy, Inc.	32,763	1,658
PPL Corp.	59,945	1,523
		5,519
Gas Utilities - 0.2%
China Gas Holdings Ltd.	906,000	463
Enn Energy Holdings Ltd.	302,000	869
		1,332
Independent Power Producers & Energy Traders - 0.7%
AES Corp. (a)	579,945	6,269
Multi-Utilities - 0.8%
Alliant Energy Corp.	13,470	489
CMS Energy Corp.	111,036	1,995
National Grid PLC	93,300	824
PG&E Corp.	27,845	1,307
Public Service Enterprise Group, Inc.	39,336	1,213
Sempra Energy	19,654	984
		6,812
TOTAL UTILITIES		19,932
TOTAL COMMON STOCKS (Cost $760,117)		829,855
Preferred Stocks - 0.9%

Convertible Preferred Stocks - 0.7%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
General Motors Co. 4.75% (a)	47,100	2,388
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
SandRidge Energy, Inc. 8.50%	6,100	602
Whiting Petroleum Corp. 6.25%	131	34
		636
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup, Inc. 7.50%	16,600	$ 2,075
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	18,800	1,017
TOTAL CONVERTIBLE PREFERRED STOCKS		6,116
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	8,200	1,318
TOTAL PREFERRED STOCKS (Cost $6,463)		7,434
Investment Companies - 0.2%

Ares Capital Corp. (Cost $1,278)	100,676	1,654
Corporate Bonds - 0.8%
	Principal Amount (000s)
Convertible Bonds - 0.7%
FINANCIALS - 0.3%
Real Estate Management & Development - 0.1%
Forest City Enterprises, Inc. 5% 10/15/16	$ 650	870
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (e)	1,875	1,908
TOTAL FINANCIALS		2,778
HEALTH CARE - 0.3%
Biotechnology - 0.1%
Incyte Corp. 4.75% 10/1/15	600	1,097
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
HEALTH CARE - continued
Pharmaceuticals - 0.2%
Endo Pharmaceuticals Holdings, Inc. 1.75% 4/15/15	$ 870	$ 1,167
TOTAL HEALTH CARE		2,264
INDUSTRIALS - 0.0%
Trading Companies & Distributors - 0.0%
Kaman Corp. 3.25% 11/15/17 (e)	230	240
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 6% 4/15/14	470	1,148
TOTAL CONVERTIBLE BONDS		6,430
Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
OPTI Canada, Inc.:
7.875% 12/15/14	540	371
8.25% 12/15/14	240	168
		539
TOTAL CORPORATE BONDS (Cost $4,158)		6,969
Money Market Funds - 2.3%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.24% (b)	5,515,021	$ 5,515
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	14,467,760	14,468
TOTAL MONEY MARKET FUNDS (Cost $19,983)		19,983
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $791,999)		865,895
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(14,772)
NET ASSETS - 100%		$ 851,123
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,942,000 or 0.3% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,150,000 or 0.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AVEO Pharmaceuticals, Inc.	10/28/10	$ 371
Concho Resources, Inc.	7/20/10	$ 1,034
Gulf Resources, Inc.	12/11/09	$ 1,705
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 7
Fidelity Securities Lending Cash Central Fund	208
Total	$ 215
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 94,520	$ 92,076	$ 2,444	$ -
Consumer Staples	70,476	70,476	-	-
Energy	97,232	94,930	2,302	-
Financials	133,328	130,588	2,740	-
Health Care	82,786	79,944	2,842	-
Industrials	116,487	114,301	2,186	-
Information Technology	151,398	151,398	-	-
Materials	58,685	58,260	425	-
Telecommunication Services	11,428	10,087	1,341	-
Utilities	20,949	19,108	1,841	-
Investment Companies	1,654	1,654	-	-
Corporate Bonds	6,969	-	6,969	-
Money Market Funds	19,983	19,983	-	-
Total Investments in Securities:	$ 865,895	$ 842,805	$ 23,090	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.5%
Canada	2.8%
Switzerland	2.4%
United Kingdom	1.8%
Germany	1.0%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	9.5%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $209,047,000 of which $91,224,000 and $117,823,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $13,731) - See accompanying schedule: Unaffiliated issuers (cost $772,016)	$ 845,912
Fidelity Central Funds (cost $19,983)	19,983
Total Investments (cost $791,999)		$ 865,895
Cash		1
Foreign currency held at value (cost $16)		16
Receivable for investments sold		5,103
Receivable for fund shares sold		638
Dividends receivable		875
Interest receivable		71
Distributions receivable from Fidelity Central Funds		20
Prepaid expenses		3
Receivable from investment adviser for expense reductions		169
Other receivables		5
Total assets		872,796

Liabilities
Payable for investments purchased Regular delivery	$ 4,502
Delayed delivery	11
Payable for fund shares redeemed	1,455
Accrued management fee	590
Distribution and service plan fees payable	342
Other affiliated payables	211
Other payables and accrued expenses	94
Collateral on securities loaned, at value	14,468
Total liabilities		21,673

Net Assets		$ 851,123
Net Assets consist of:
Paid in capital		$ 998,345
Undistributed net investment income		528
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(221,646)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		73,896
Net Assets		$ 851,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($284,919 ÷ 24,595.5 shares)	$ 11.58

Maximum offering price per share (100/94.25 of $11.58)	$ 12.29
Class T: Net Asset Value and redemption price per share ($321,739 ÷ 27,863.3 shares)	$ 11.55

Maximum offering price per share (100/96.50 of $11.55)	$ 11.97
Class B: Net Asset Value and offering price per share ($42,595 ÷ 3,781.4 shares)A	$ 11.26

Class C: Net Asset Value and offering price per share ($128,791 ÷ 11,473.6 shares)A	$ 11.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($73,079 ÷ 6,092.2 shares)	$ 12.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 9,794
Special dividends		1,228
Interest		1,115
Income from Fidelity Central Funds		215
Total income		12,352

Expenses
Management fee Basic fee	$ 4,643
Performance adjustment	1,354
Transfer agent fees	2,279
Distribution and service plan fees	4,067
Accounting and security lending fees	294
Custodian fees and expenses	295
Independent trustees' compensation	5
Registration fees	90
Audit	52
Legal	6
Miscellaneous	11
Total expenses before reductions	13,096
Expense reductions	(775)	12,321
Net investment income (loss)		31
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	81,631
Foreign currency transactions	(7)
Total net realized gain (loss)		81,624
Change in net unrealized appreciation (depreciation) on: Investment securities	44,291
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		44,287
Net gain (loss)		125,911
Net increase (decrease) in net assets resulting from operations		$ 125,942

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 31	$ 2,199
Net realized gain (loss)	81,624	(82,065)
Change in net unrealized appreciation (depreciation)	44,287	372,369
Net increase (decrease) in net assets resulting from operations	125,942	292,503
Distributions to shareholders from net investment income	(786)	(9,304)
Distributions to shareholders from net realized gain	(2,645)	-
Total distributions	(3,431)	(9,304)
Share transactions - net increase (decrease)	(76,750)	(165,530)
Total increase (decrease) in net assets	45,761	117,669

Net Assets
Beginning of period	805,362	687,693
End of period (including undistributed net investment income of $528 and undistributed net investment income of $1,137, respectively)	$ 851,123	$ 805,362

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 6.64	$ 13.75	$ 13.61	$ 12.08
Income from Investment Operations
Net investment income (loss) C	.03 I	.04	.11	.12	.11
Net realized and unrealized gain (loss)	1.66	3.41	(6.13)	.43	1.44
Total from investment operations	1.69	3.45	(6.02)	.55	1.55
Distributions from net investment income	(.02)	(.14)	(.10)	(.14)	(.02)
Distributions from net realized gain	(.05)	-	(.99)	(.28)	-
Total distributions	(.06) G	(.14)	(1.09)	(.41) H	(.02)
Net asset value, end of period	$ 11.58	$ 9.95	$ 6.64	$ 13.75	$ 13.61
Total Return A, B	17.09%	52.97%	(47.51)%	4.12%	12.86%
Ratios to Average Net Assets D, F
Expenses before reductions	1.36%	1.08%	1.08%	1.12%	1.13%
Expenses net of fee waivers, if any	1.25%	1.08%	1.08%	1.12%	1.13%
Expenses net of all reductions	1.24%	1.08%	1.08%	1.11%	1.12%
Net investment income (loss)	.24% I	.56%	1.02%	.84%	.90%
Supplemental Data
Net assets, end of period (in millions)	$ 285	$ 240	$ 192	$ 529	$ 530
Portfolio turnover rate E	80%	88%	122%	36%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.06 per share is comprised of distributions from net investment income of $.018 and distributions from net realized gain of $.045 per share.

H Total distributions of $.41 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.276 per share.

I Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .10%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 6.60	$ 13.67	$ 13.52	$ 12.00
Income from Investment Operations
Net investment income (loss) C	- G, I	.03	.09	.09	.09
Net realized and unrealized gain (loss)	1.67	3.39	(6.11)	.44	1.43
Total from investment operations	1.67	3.42	(6.02)	.53	1.52
Distributions from net investment income	-	(.10)	(.06)	(.10)	-
Distributions from net realized gain	(.04)	-	(.99)	(.28)	-
Total distributions	(.04)	(.10)	(1.05)	(.38) H	-
Net asset value, end of period	$ 11.55	$ 9.92	$ 6.60	$ 13.67	$ 13.52
Total Return A, B	16.88%	52.60%	(47.66)%	3.97%	12.67%
Ratios to Average Net Assets D, F
Expenses before reductions	1.57%	1.31%	1.29%	1.33%	1.32%
Expenses net of fee waivers, if any	1.50%	1.31%	1.29%	1.33%	1.32%
Expenses net of all reductions	1.49%	1.30%	1.28%	1.32%	1.32%
Net investment income (loss)	(.01)% I	.34%	.82%	.63%	.71%
Supplemental Data
Net assets, end of period (in millions)	$ 322	$ 305	$ 263	$ 962	$ 1,257
Portfolio turnover rate E	80%	88%	122%	36%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.38 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.276 per share.

I Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.15)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.68	$ 6.42	$ 13.29	$ 13.14	$ 11.74
Income from Investment Operations
Net investment income (loss) C	(.05) I	(.01)	.03	- G	.01
Net realized and unrealized gain (loss)	1.63	3.31	(5.94)	.43	1.39
Total from investment operations	1.58	3.30	(5.91)	.43	1.40
Distributions from net investment income	-	(.04)	-	(.01)	-
Distributions from net realized gain	-	-	(.96)	(.28)	-
Total distributions	-	(.04)	(.96)	(.28) H	-
Net asset value, end of period	$ 11.26	$ 9.68	$ 6.42	$ 13.29	$ 13.14
Total Return A, B	16.32%	51.61%	(47.88)%	3.32%	11.93%
Ratios to Average Net Assets D, F
Expenses before reductions	2.13%	1.81%	1.85%	1.92%	1.93%
Expenses net of fee waivers, if any	2.00%	1.81%	1.85%	1.92%	1.93%
Expenses net of all reductions	2.00%	1.80%	1.85%	1.92%	1.93%
Net investment income (loss)	(.51)% I	(.17)%	.26%	.04%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 69	$ 75	$ 238	$ 314
Portfolio turnover rate E	80%	88%	122%	36%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.28 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.276 per share.

I Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.66)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.65	$ 6.41	$ 13.30	$ 13.17	$ 11.76
Income from Investment Operations
Net investment income (loss) C	(.05) I	(.01)	.03	.01	.02
Net realized and unrealized gain (loss)	1.62	3.30	(5.94)	.43	1.39
Total from investment operations	1.57	3.29	(5.91)	.44	1.41
Distributions from net investment income	-	(.05)	-	(.04)	-
Distributions from net realized gain	- G	-	(.98)	(.28)	-
Total distributions	- G	(.05)	(.98)	(.31) H	-
Net asset value, end of period	$ 11.22	$ 9.65	$ 6.41	$ 13.30	$ 13.17
Total Return A, B	16.31%	51.79%	(47.93)%	3.40%	11.99%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	1.81%	1.82%	1.86%	1.87%
Expenses net of fee waivers, if any	2.00%	1.81%	1.82%	1.86%	1.87%
Expenses net of all reductions	1.99%	1.81%	1.81%	1.86%	1.86%
Net investment income (loss)	(.51)% I	(.17)%	.29%	.10%	.17%
Supplemental Data
Net assets, end of period (in millions)	$ 129	$ 125	$ 103	$ 277	$ 328
Portfolio turnover rate E	80%	88%	122%	36%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.31 per share is comprised of distributions from net investment income of $.038 and distributions from net realized gain of $.276 per share.

I Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.65)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.31	$ 6.73	$ 13.92	$ 13.76	$ 12.22
Income from Investment Operations
Net investment income (loss) B	.05 G	.08	.15	.16	.16
Net realized and unrealized gain (loss)	1.74	3.52	(6.21)	.46	1.44
Total from investment operations	1.79	3.60	(6.06)	.62	1.60
Distributions from net investment income	(.06)	(.02)	(.14)	(.18)	(.06)
Distributions from net realized gain	(.04)	-	(.99)	(.28)	-
Total distributions	(.10)	(.02)	(1.13)	(.46) F	(.06)
Net asset value, end of period	$ 12.00	$ 10.31	$ 6.73	$ 13.92	$ 13.76
Total Return A	17.47%	53.57%	(47.34)%	4.55%	13.17%
Ratios to Average Net Assets C, E
Expenses before reductions	1.03%	.70%	.76%	.82%	.80%
Expenses net of fee waivers, if any	1.00%	.70%	.76%	.82%	.80%
Expenses net of all reductions	.99%	.69%	.75%	.82%	.80%
Net investment income (loss)	.49% G	.94%	1.35%	1.14%	1.23%
Supplemental Data
Net assets, end of period (in millions)	$ 73	$ 66	$ 55	$ 948	$ 1,149
Portfolio turnover rate D	80%	88%	122%	36%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.46 per share is comprised of distributions from net investment income of $.180 and distributions from net realized gain of $.276 per share.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .35%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 120,442
Gross unrealized depreciation	(61,339)
Net unrealized appreciation (depreciation)	$ 59,103

Tax Cost	$ 806,792

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,723
Capital loss carryforward	$ (209,047)
Net unrealized appreciation (depreciation)	$ 59,103

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 3,431	$ 9,304

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Restricted Securities - continued

these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $657,927 and $735,794, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	25%	$ 651	$ 3
Class T	.25%	25%	1,576	2
Class B	.75%	25%	566	425
Class C	.75%	25%	1,274	62
			$ 4,067	$ 492

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for

Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 67
Class T	20
Class B*	73
Class C*	6
$ 166

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 785.30
Class T	816.26
Class B	176.31
Class C	344.27
Institutional Class	158.22
	$ 2,279

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to four hundred forty dollars under the interfund lending program. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 7,132.44%

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $430. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $208, including $2 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 301
Class T	1.50%	227
Class B	2.00%	68
Class C	2.00%	105
Institutional Class	1.00%	24
		$ 725

Effective February 1, 2011 the expense limitation will be eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $50 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 435	$ 3,933
Class T	-	3,996
Class B	-	410
Class C	-	849
Institutional Class	351	116
Total	$ 786	$ 9,304
From net realized gain
Class A	$ 1,089	$ -
Class T	1,223	-
Class C	51	-
Institutional Class	282	-
Total	$ 2,645	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	6,253	6,500	$ 67,478	$ 50,250
Reinvestment of distributions	133	533	1,385	3,557
Shares redeemed	(5,950)	(11,849)	(63,413)	(86,477)
Net increase (decrease)	436	(4,816)	$ 5,450	$ (32,670)
Class T
Shares sold	7,778	7,756	$ 83,390	$ 60,751
Reinvestment of distributions	113	578	1,186	3,851
Shares redeemed	(10,796)	(17,414)	(114,420)	(132,890)
Net increase (decrease)	(2,905)	(9,080)	$ (29,844)	$ (68,288)
Class B
Shares sold	412	520	$ 4,277	$ 3,911
Reinvestment of distributions	-	55	-	357
Shares redeemed	(3,778)	(5,106)	(39,386)	(36,894)
Net increase (decrease)	(3,366)	(4,531)	$ (35,109)	$ (32,626)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class C
Shares sold	1,347	1,231	$ 14,048	$ 9,347
Reinvestment of distributions	4	107	43	695
Shares redeemed	(2,789)	(4,448)	(28,970)	(32,027)
Net increase (decrease)	(1,438)	(3,110)	$ (14,879)	$ (21,985)
Institutional Class
Shares sold	1,805	2,016	$ 20,255	$ 16,994
Reinvestment of distributions	52	13	553	86
Shares redeemed	(2,179)	(3,740)	(23,176)	(27,041)
Net increase (decrease)	(322)	(1,711)	$ (2,368)	$ (9,961)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Name, Age; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/20/10	12/17/10	$0.018	$0.068

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.
In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADGFI-UANN-0111
1.786676.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Equity Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	13.70%	-0.04%	-2.00%
Class T (incl. 3.50% sales charge)	16.22%	0.24%	-1.96%
Class B (incl. contingent deferred sales charge) A	14.74%	-0.02%	-1.97%
Class C (incl. contingent deferred sales charge) B	18.77%	0.38%	-2.18%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2% and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Class A on November 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Jason Weiner, Portfolio Manager of Fidelity Advisor® Equity Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares advanced 20.63%, 20.43%, 19.74% and 19.77%, respectively (excluding sales charges), solidly outperforming the 15.19% gain of the Russell 3000® Growth Index. The portfolio benefited from strong positioning in information technology, including an out-of-index stake in Chinese Internet search firm Baidu and a significant overweighting in networking product manufacturer Riverbed Technology. Having little-to-no exposure to two sizable index components - Microsoft and Hewlett-Packard - paid off when both stocks lagged during the period. Good stock selection in health care helped, particularly in the pharmaceuticals/biotechnology/life science space, including an overweighting in biotechnology firm Illumina. Stock picking in energy and industrials - sectors where I increased the fund's investments - also contributed. On the other hand, my positioning within financials - an area where I considerably reduced the fund's exposure - detracted, including a position in JPMorgan Chase, which was hurt by regulatory uncertainty. There were also some disappointments in tech, despite the sector's overall positive contribution. Positions in Internet networking products manufacturer Cisco Systems and Internet search giant Google both underperformed during the period. Elsewhere, a significant overweighting in Medco Health Solutions hurt. Some of these stocks were sold prior to period end.

Comments from Jason Weiner, Portfolio Manager of Fidelity Advisor® Equity Growth Fund: For the year, the fund's Institutional Class shares advanced 21.09%, solidly outperforming the 15.19% gain of the Russell 3000® Growth Index. The portfolio benefited from strong positioning in information technology, including an out-of-index stake in Chinese Internet search firm Baidu and a significant overweighting in networking product manufacturer Riverbed Technology. Having little-to-no exposure to two sizable index components - Microsoft and Hewlett-Packard - paid off when both stocks lagged during the period. Good stock selection in health care helped, particularly in the pharmaceuticals/biotechnology/life science space, including an overweighting in biotechnology firm Illumina. Stock picking in energy and industrials - sectors where I increased the fund's investments - also contributed. On the other hand, my positioning within financials - an area where I considerably reduced the fund's exposure - detracted, including a position in JPMorgan Chase, which was hurt by regulatory uncertainty. There were also some disappointments in tech, despite the sector's overall positive contribution. Positions in Internet networking products manufacturer Cisco Systems and Internet search giant Google both underperformed during the period. Elsewhere, a significant overweighting in Medco Health Solutions hurt. Some of these stocks were sold prior to period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.15%
Actual		$ 1,000.00	$ 1,151.10	$ 6.20
Hypothetical A		$ 1,000.00	$ 1,019.30	$ 5.82
Class T	1.33%
Actual		$ 1,000.00	$ 1,150.00	$ 7.17
Hypothetical A		$ 1,000.00	$ 1,018.40	$ 6.73
Class B	1.90%
Actual		$ 1,000.00	$ 1,147.00	$ 10.23
Hypothetical A		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.90%
Actual		$ 1,000.00	$ 1,146.90	$ 10.23
Hypothetical A		$ 1,000.00	$ 1,015.54	$ 9.60
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,153.10	$ 4.32
Hypothetical A		$ 1,000.00	$ 1,021.06	$ 4.05

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.8	5.5
QUALCOMM, Inc.	3.9	3.2
Google, Inc. Class A	3.3	2.5
Exxon Mobil Corp.	3.2	0.0
United Technologies Corp.	2.8	2.3
Amazon.com, Inc.	2.4	1.0
Cisco Systems, Inc.	2.0	5.0
Express Scripts, Inc.	1.5	1.7
McDonald's Corp.	1.4	1.2
United Therapeutics Corp.	1.4	1.2
	28.7
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.6	36.1
Industrials	16.4	11.6
Consumer Discretionary	16.1	17.3
Health Care	12.0	14.5
Energy	7.3	2.4
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 96.8%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 3.2%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	12.7%	** Foreign investments	10.6%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.1%
Auto Components - 0.6%
Gentex Corp.	700,947	$ 14,713
Tenneco, Inc. (a)	90,900	3,314
		18,027
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	210,582	15,832
Harley-Davidson, Inc.	541,740	16,946
		32,778
Diversified Consumer Services - 0.3%
Navitas Ltd.	2,073,369	8,345
Hotels, Restaurants & Leisure - 4.0%
China Lodging Group Ltd. ADR	139,689	3,323
Chipotle Mexican Grill, Inc. (a)	12,600	3,257
Home Inns & Hotels Management, Inc. sponsored ADR (a)	44,936	2,139
Marriott International, Inc. Class A	255,641	10,024
McDonald's Corp.	563,300	44,106
Starbucks Corp.	1,071,901	32,800
Starwood Hotels & Resorts Worldwide, Inc.	228,555	12,991
The Cheesecake Factory, Inc. (a)	458,177	14,602
		123,242
Household Durables - 0.4%
Mohawk Industries, Inc. (a)	223,989	11,768
Internet & Catalog Retail - 2.4%
Amazon.com, Inc. (a)	424,704	74,493
Media - 0.8%
Discovery Communications, Inc. Class C (a)	361,409	12,834
Interpublic Group of Companies, Inc. (a)	1,168,349	12,443
		25,277
Multiline Retail - 1.8%
Dollarama, Inc. (a)	602,645	17,218
Dollarama, Inc. (a)(e)	108,600	3,103
Target Corp.	612,326	34,866
		55,187
Specialty Retail - 2.5%
Bed Bath & Beyond, Inc. (a)	73,300	3,206
Lowe's Companies, Inc.	1,005,654	22,828
Ross Stores, Inc.	247,858	16,081
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	385,641	$ 17,589
Vitamin Shoppe, Inc. (a)	548,103	16,175
		75,879
Textiles, Apparel & Luxury Goods - 2.2%
Coach, Inc.	417,200	23,588
lululemon athletica, Inc. (a)(d)	331,688	17,785
LVMH Moet Hennessy - Louis Vuitton (d)	24,223	3,674
Polo Ralph Lauren Corp. Class A	206,032	22,507
		67,554
TOTAL CONSUMER DISCRETIONARY		492,550
CONSUMER STAPLES - 4.4%
Beverages - 0.8%
The Coca-Cola Co.	362,859	22,922
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	61,100	4,131
Walgreen Co.	608,239	21,197
Whole Foods Market, Inc. (a)	538,249	25,416
		50,744
Food Products - 0.6%
Diamond Foods, Inc. (d)	172,335	8,020
Mead Johnson Nutrition Co. Class A	185,000	11,020
		19,040
Household Products - 0.3%
Procter & Gamble Co.	155,941	9,523
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	124,271	9,310
Herbalife Ltd.	316,801	21,742
		31,052
TOTAL CONSUMER STAPLES		133,281
ENERGY - 7.3%
Energy Equipment & Services - 2.8%
Halliburton Co.	898,802	34,011
National Oilwell Varco, Inc.	70,100	4,296
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Oceaneering International, Inc. (a)	122,727	$ 8,480
Schlumberger Ltd.	486,866	37,654
		84,441
Oil, Gas & Consumable Fuels - 4.5%
Anadarko Petroleum Corp.	48,319	3,100
Concho Resources, Inc. (a)	115,287	9,540
Denbury Resources, Inc. (a)	356,193	6,476
Exxon Mobil Corp.	1,394,929	97,031
Occidental Petroleum Corp.	69,700	6,145
Whiting Petroleum Corp. (a)	142,600	15,693
		137,985
TOTAL ENERGY		222,426
FINANCIALS - 5.0%
Capital Markets - 1.5%
BlackRock, Inc. Class A	167,900	27,368
Charles Schwab Corp.	702,201	10,554
Goldman Sachs Group, Inc.	21,000	3,279
JMP Group, Inc.	114,000	797
Noah Holdings Ltd. ADR	118,400	1,913
		43,911
Commercial Banks - 1.5%
M&T Bank Corp.	73,645	5,668
Wells Fargo & Co.	1,501,117	40,845
		46,513
Consumer Finance - 0.1%
Shriram Transport Finance Co. Ltd.	229,666	4,075
Diversified Financial Services - 1.2%
CME Group, Inc.	39,565	11,397
JPMorgan Chase & Co.	691,202	25,837
		37,234
Insurance - 0.5%
AFLAC, Inc.	262,800	13,534
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	358,600	6,882
TOTAL FINANCIALS		152,149
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 12.0%
Biotechnology - 3.0%
Acorda Therapeutics, Inc. (a)	304,533	$ 8,024
Alexion Pharmaceuticals, Inc. (a)	158,468	12,115
Clinical Data, Inc. (a)(d)	598,362	10,938
Human Genome Sciences, Inc. (a)	337,984	8,291
Incyte Corp. (a)	618,963	8,981
United Therapeutics Corp. (a)	687,338	43,254
		91,603
Health Care Equipment & Supplies - 0.6%
Edwards Lifesciences Corp. (a)	223,760	14,849
NuVasive, Inc. (a)(d)	178,508	4,170
		19,019
Health Care Providers & Services - 3.1%
Emergency Medical Services Corp. Class A (a)	175,800	8,709
Express Scripts, Inc. (a)	889,134	46,315
HMS Holdings Corp. (a)	52,500	3,308
Medco Health Solutions, Inc. (a)	608,634	37,321
		95,653
Life Sciences Tools & Services - 1.3%
Illumina, Inc. (a)	607,775	36,539
QIAGEN NV (a)(d)	196,000	3,587
		40,126
Pharmaceuticals - 4.0%
Aegerion Pharmaceuticals, Inc.	101,100	1,031
Allergan, Inc.	102,600	6,799
Novo Nordisk AS Series B	426,268	42,297
Perrigo Co.	379,710	22,874
Teva Pharmaceutical Industries Ltd. sponsored ADR	263,875	13,204
Valeant Pharmaceuticals International, Inc. (d)	1,344,054	34,839
		121,044
TOTAL HEALTH CARE		367,445
INDUSTRIALS - 16.4%
Aerospace & Defense - 6.5%
Esterline Technologies Corp. (a)	260,412	15,333
Goodrich Corp.	364,300	31,246
Honeywell International, Inc.	549,965	27,339
Precision Castparts Corp.	223,547	30,865
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
TransDigm Group, Inc. (a)	106,294	$ 7,281
United Technologies Corp.	1,130,600	85,100
		197,164
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	183,900	13,555
Airlines - 0.5%
Ryanair Holdings PLC sponsored ADR	92,600	2,827
Southwest Airlines Co.	962,602	12,822
		15,649
Building Products - 0.4%
A.O. Smith Corp.	83,000	3,271
Lennox International, Inc.	174,300	7,667
		10,938
Commercial Services & Supplies - 0.8%
Republic Services, Inc.	644,400	18,133
Waste Connections, Inc.	186,000	4,836
		22,969
Electrical Equipment - 1.3%
Acuity Brands, Inc.	179,334	9,659
AMETEK, Inc.	341,700	20,218
Crompton Greaves Ltd.	483,642	3,538
Regal-Beloit Corp.	104,100	6,350
		39,765
Industrial Conglomerates - 1.4%
3M Co.	360,504	30,275
Textron, Inc.	494,700	11,061
		41,336
Machinery - 3.8%
Cummins, Inc.	253,766	24,646
Danaher Corp.	542,232	23,452
Gardner Denver, Inc.	123,866	8,107
Ingersoll-Rand Co. Ltd.	184,830	7,578
PACCAR, Inc.	211,100	11,370
WABCO Holdings, Inc. (a)	633,871	31,503
Weg SA	752,100	9,898
		116,554
Professional Services - 0.8%
51job, Inc. sponsored ADR (a)(d)	85,064	4,316
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
CoStar Group, Inc. (a)	37,735	$ 1,990
IHS, Inc. Class A (a)	50,900	3,681
Robert Half International, Inc.	540,100	14,972
		24,959
Road & Rail - 0.5%
Union Pacific Corp.	184,200	16,598
TOTAL INDUSTRIALS		499,487
INFORMATION TECHNOLOGY - 31.6%
Communications Equipment - 7.7%
Cisco Systems, Inc. (a)	3,163,627	60,615
Juniper Networks, Inc. (a)	984,099	33,479
Motorola, Inc. (a)	1,967,000	15,067
Polycom, Inc. (a)	175,347	6,489
QUALCOMM, Inc.	2,540,218	118,730
		234,380
Computers & Peripherals - 7.9%
Apple, Inc. (a)	663,979	206,602
EMC Corp. (a)	508,875	10,936
NetApp, Inc. (a)	487,444	24,826
		242,364
Electronic Equipment & Components - 1.1%
Agilent Technologies, Inc. (a)	812,677	28,460
Keyence Corp.	25,700	6,486
		34,946
Internet Software & Services - 6.8%
Baidu.com, Inc. sponsored ADR (a)	146,882	15,451
Dice Holdings, Inc. (a)	600	7
Digital River, Inc. (a)	8,500	313
eBay, Inc. (a)	547,449	15,947
Google, Inc. Class A (a)	183,567	102,010
KIT Digital, Inc. (a)(d)	766,884	10,560
Monster Worldwide, Inc. (a)	5,800	131
RightNow Technologies, Inc. (a)	181,409	4,595
The Knot, Inc. (a)	340,945	3,188
VeriSign, Inc. (a)	765,714	26,272
WebMD Health Corp. (a)	556,033	28,547
		207,021
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 2.4%
Accenture PLC Class A	162,850	$ 7,055
Cognizant Technology Solutions Corp. Class A (a)	351,400	22,834
iGate Corp.	240,778	4,816
MasterCard, Inc. Class A	57,448	13,617
Visa, Inc. Class A	330,563	24,412
		72,734
Semiconductors & Semiconductor Equipment - 2.0%
ARM Holdings PLC	676,500	4,190
ARM Holdings PLC sponsored ADR (d)	1,433,765	26,883
Avago Technologies Ltd.	1,107,961	28,929
		60,002
Software - 3.7%
ANSYS, Inc. (a)	67,405	3,269
Citrix Systems, Inc. (a)	330,749	21,968
Computer Modelling Group Ltd.	64,600	1,500
Concur Technologies, Inc. (a)	65,490	3,354
Informatica Corp. (a)	132,500	5,470
Intuit, Inc. (a)	129,400	5,809
Kingdee International Software Group Co. Ltd.	7,152,000	3,942
Oracle Corp.	1,187,113	32,100
Red Hat, Inc. (a)	176,200	7,665
salesforce.com, Inc. (a)	105,182	14,643
Solera Holdings, Inc.	42,813	2,055
VanceInfo Technologies, Inc. ADR (a)	114,224	4,296
VMware, Inc. Class A (a)	74,385	6,064
		112,135
TOTAL INFORMATION TECHNOLOGY		963,582
MATERIALS - 3.7%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	147,194	12,691
CF Industries Holdings, Inc.	91,250	11,020
FMC Corp.	99,900	7,774
The Mosaic Co.	157,773	10,670
		42,155
Metals & Mining - 2.3%
Consolidated Thompson Iron Mines Ltd. (a)	1,711,600	19,890
Grande Cache Coal Corp. (a)	2,234,600	20,831
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Mongolian Mining Corp.	2,614,000	$ 2,868
Newmont Mining Corp.	415,421	24,439
Teck Resources Ltd. Class B (sub. vtg.)	61,800	3,071
		71,099
TOTAL MATERIALS		113,254
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
Vivo Participacoes SA sponsored ADR	344,446	9,944
TOTAL COMMON STOCKS (Cost $2,490,111)		2,954,118
Money Market Funds - 4.5%

Fidelity Cash Central Fund, 0.24% (b)	100,486,272	100,486
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	36,445,264	36,445
TOTAL MONEY MARKET FUNDS (Cost $136,931)		136,931
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $2,627,042)		3,091,049
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(38,979)
NET ASSETS - 100%		$ 3,052,070
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,103,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 59
Fidelity Securities Lending Cash Central Fund	770
Total	$ 829
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 492,550	$ 492,550	$ -	$ -
Consumer Staples	133,281	133,281	-	-
Energy	222,426	222,426	-	-
Financials	152,149	152,149	-	-
Health Care	367,445	325,148	42,297	-
Industrials	499,487	499,487	-	-
Information Technology	963,582	959,392	4,190	-
Materials	113,254	113,254	-	-
Other Information - continued
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Telecommunication Services	$ 9,944	$ 9,944	$ -	$ -
Money Market Funds	136,931	136,931	-	-
Total Investments in Securities:	$ 3,091,049	$ 3,044,562	$ 46,487	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.3%
Canada	3.3%
Denmark	1.4%
Cayman Islands	1.2%
Netherlands Antilles	1.2%
United Kingdom	1.0%
Singapore	1.0%
Others (Individually Less Than 1%)	3.6%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $1,547,062,000 of which $688,479,000 and $858,583,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $35,412) - See accompanying schedule: Unaffiliated issuers (cost $2,490,111)	$ 2,954,118
Fidelity Central Funds (cost $136,931)	136,931
Total Investments (cost $2,627,042)		$ 3,091,049
Receivable for investments sold		20,146
Receivable for fund shares sold		2,063
Dividends receivable		4,848
Distributions receivable from Fidelity Central Funds		160
Prepaid expenses		10
Other receivables		482
Total assets		3,118,758

Liabilities
Payable for investments purchased	$ 20,052
Payable for fund shares redeemed	7,065
Accrued management fee	1,434
Distribution and service plan fees payable	824
Other affiliated payables	670
Other payables and accrued expenses	198
Collateral on securities loaned, at value	36,445
Total liabilities		66,688

Net Assets		$ 3,052,070
Net Assets consist of:
Paid in capital		$ 4,156,589
Accumulated net investment loss		(144)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,568,364)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		463,989
Net Assets		$ 3,052,070

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($635,663 ÷ 12,524.3 shares)	$ 50.75

Maximum offering price per share (100/94.25 of $50.75)	$ 53.85
Class T: Net Asset Value and redemption price per share ($1,246,145 ÷ 24,672.5 shares)	$ 50.51

Maximum offering price per share (100/96.50 of $50.51)	$ 52.34
Class B: Net Asset Value and offering price per share ($54,142 ÷ 1,176.0 shares)A	$ 46.04

Class C: Net Asset Value and offering price per share ($143,456 ÷ 3,067.5 shares)A	$ 46.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($972,664 ÷ 17,966.4 shares)	$ 54.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 24,715
Income from Fidelity Central Funds		829
Total income		25,544

Expenses
Management fee	$ 16,878
Transfer agent fees	7,365
Distribution and service plan fees	9,688
Accounting and security lending fees	911
Custodian fees and expenses	106
Independent trustees' compensation	19
Registration fees	93
Audit	64
Legal	19
Interest	2
Miscellaneous	43
Total expenses before reductions	35,188
Expense reductions	(148)	35,040
Net investment income (loss)		(9,496)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	336,449
Foreign currency transactions	(46)
Capital gain distributions from Fidelity Central Funds	4
Total net realized gain (loss)		336,407
Change in net unrealized appreciation (depreciation) on: Investment securities	238,835
Assets and liabilities in foreign currencies	(19)
Total change in net unrealized appreciation (depreciation)		238,816
Net gain (loss)		575,223
Net increase (decrease) in net assets resulting from operations		$ 565,727

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (9,496)	$ (1,997)
Net realized gain (loss)	336,407	(617,239)
Change in net unrealized appreciation (depreciation)	238,816	1,216,030
Net increase (decrease) in net assets resulting from operations	565,727	596,794
Distributions to shareholders from net investment income	-	(8,092)
Distributions to shareholders from net realized gain	-	(657)
Total distributions	-	(8,749)
Share transactions - net increase (decrease)	(617,327)	(551,643)
Total increase (decrease) in net assets	(51,600)	36,402

Net Assets
Beginning of period	3,103,670	3,067,268
End of period (including accumulated net investment loss of $144 and accumulated net investment loss of $135, respectively)	$ 3,052,070	$ 3,103,670

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 42.07	$ 34.36	$ 64.24	$ 51.56	$ 48.04
Income from Investment Operations
Net investment income (loss) C	(.14)	(.01)	.11	(.13)	.10
Net realized and unrealized gain (loss)	8.82	7.79	(29.99)	12.81	3.42
Total from investment operations	8.68	7.78	(29.88)	12.68	3.52
Distributions from net investment income	-	(.06)	-	-	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	-	(.07) G	-	-	-
Net asset value, end of period	$ 50.75	$ 42.07	$ 34.36	$ 64.24	$ 51.56
Total Return A,B	20.63%	22.71%	(46.51)%	24.59%	7.33%
Ratios to Average Net Assets D,F
Expenses before reductions	1.16%	1.19%	1.16%	1.14%	1.13%
Expenses net of fee waivers, if any	1.16%	1.19%	1.16%	1.14%	1.13%
Expenses net of all reductions	1.15%	1.18%	1.15%	1.13%	1.11%
Net investment income (loss)	(.31)%	(.04)%	.21%	(.22)%	.20%
Supplemental Data
Net assets, end of period (in millions)	$ 636	$ 640	$ 628	$ 1,232	$ 1,183
Portfolio turnover rate E	71%	135%	164%	112%	103%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.07 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 41.94	$ 34.25	$ 64.15	$ 51.57	$ 48.15
Income from Investment Operations
Net investment income (loss) C	(.22)	(.09)	.02	(.23)	.01
Net realized and unrealized gain (loss)	8.79	7.78	(29.92)	12.81	3.41
Total from investment operations	8.57	7.69	(29.90)	12.58	3.42
Net asset value, end of period	$ 50.51	$ 41.94	$ 34.25	$ 64.15	$ 51.57
Total Return A,B	20.43%	22.45%	(46.61)%	24.39%	7.10%
Ratios to Average Net Assets D,F
Expenses before reductions	1.34%	1.39%	1.33%	1.32%	1.31%
Expenses net of fee waivers, if any	1.34%	1.39%	1.33%	1.32%	1.31%
Expenses net of all reductions	1.33%	1.39%	1.32%	1.31%	1.29%
Net investment income (loss)	(.48)%	(.24)%	.04%	(.40)%	.02%
Supplemental Data
Net assets, end of period (in millions)	$ 1,246	$ 1,268	$ 1,274	$ 2,786	$ 3,001
Portfolio turnover rate E	71%	135%	164%	112%	103%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 38.45	$ 31.57	$ 59.47	$ 48.10	$ 45.19
Income from Investment Operations
Net investment income (loss) C	(.44)	(.26)	(.28)	(.52)	(.28)
Net realized and unrealized gain (loss)	8.03	7.14	(27.62)	11.89	3.19
Total from investment operations	7.59	6.88	(27.90)	11.37	2.91
Net asset value, end of period	$ 46.04	$ 38.45	$ 31.57	$ 59.47	$ 48.10
Total Return A,B	19.74%	21.79%	(46.91)%	23.64%	6.44%
Ratios to Average Net Assets D,F
Expenses before reductions	1.91%	1.94%	1.91%	1.92%	1.94%
Expenses net of fee waivers, if any	1.91%	1.94%	1.91%	1.92%	1.94%
Expenses net of all reductions	1.91%	1.93%	1.90%	1.91%	1.93%
Net investment income (loss)	(1.06)%	(.79)%	(.54)%	(1.01)%	(.62)%
Supplemental Data
Net assets, end of period (in millions)	$ 54	$ 70	$ 91	$ 287	$ 457
Portfolio turnover rate E	71%	135%	164%	112%	103%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 39.05	$ 32.06	$ 60.41	$ 48.85	$ 45.88
Income from Investment Operations
Net investment income (loss) C	(.44)	(.26)	(.27)	(.53)	(.27)
Net realized and unrealized gain (loss)	8.16	7.25	(28.08)	12.09	3.24
Total from investment operations	7.72	6.99	(28.35)	11.56	2.97
Net asset value, end of period	$ 46.77	$ 39.05	$ 32.06	$ 60.41	$ 48.85
Total Return A,B	19.77%	21.80%	(46.93)%	23.66%	6.47%
Ratios to Average Net Assets D,F
Expenses before reductions	1.90%	1.94%	1.90%	1.90%	1.92%
Expenses net of fee waivers, if any	1.90%	1.94%	1.90%	1.90%	1.92%
Expenses net of all reductions	1.90%	1.93%	1.89%	1.89%	1.90%
Net investment income (loss)	(1.05)%	(.79)%	(.53)%	(.99)%	(.59)%
Supplemental Data
Net assets, end of period (in millions)	$ 143	$ 142	$ 141	$ 313	$ 299
Portfolio turnover rate E	71%	135%	164%	112%	103%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 44.71	$ 36.61	$ 68.21	$ 54.76	$ 50.86
Income from Investment Operations
Net investment income (loss) B	.02	.12	.32	.08	.28
Net realized and unrealized gain (loss)	9.41	8.27	(31.92)	13.59	3.62
Total from investment operations	9.43	8.39	(31.60)	13.67	3.90
Distributions from net investment income	-	(.27)	-	(.22)	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	-	(.29) F	-	(.22)	-
Net asset value, end of period	$ 54.14	$ 44.71	$ 36.61	$ 68.21	$ 54.76
Total Return A	21.09%	23.11%	(46.33)%	25.06%	7.67%
Ratios to Average Net Assets C,E
Expenses before reductions	.80%	.85%	.80%	.79%	.78%
Expenses net of fee waivers, if any	.80%	.85%	.80%	.79%	.78%
Expenses net of all reductions	.80%	.84%	.79%	.78%	.76%
Net investment income (loss)	.05%	.30%	.57%	.12%	.55%
Supplemental Data
Net assets, end of period (in millions)	$ 973	$ 983	$ 934	$ 1,496	$ 1,341
Portfolio turnover rate D	71%	135%	164%	112%	103%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.29 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses - continued

Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 538,221
Gross unrealized depreciation	(99,962)
Net unrealized appreciation (depreciation)	$ 438,259

Tax Cost	$ 2,652,790

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,445
Capital loss carryforward	$ (1,547,062)
Net unrealized appreciation (depreciation)	$ 438,241

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ -	$ 8,749

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,089,697 and $2,788,176, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,566	$ 17
Class T	.25%	.25%	6,111	34
Class B	.75%	.25%	615	462
Class C	.75%	.25%	1,396	40
			$ 9,688	$ 553

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 44
Class T	32
Class B*	101
Class C*	3
$ 180

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,924.31
Class T	2,867.23
Class B	191.31
Class C	425.30
Institutional Class	1,958.20
	$ 7,365

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment advisor. The commissions paid to these affiliated firms were $37 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,229.44%		$ 2

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $770, including $2 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $148 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ -	$ 1,072
Institutional Class	-	7,020
Total	$ -	$ 8,092
From net realized gain
Class A	$ -	$ 273
Institutional Class	-	384
Total	$ -	$ 657

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	2,334	3,284	$ 106,444	$ 116,230
Reinvestment of distributions	-	34	-	1,144
Shares redeemed	(5,027)	(6,381)	(226,020)	(222,341)
Net increase (decrease)	(2,693)	(3,063)	$ (119,576)	$ (104,967)
Class T
Shares sold	3,218	5,073	$ 145,219	$ 177,647
Shares redeemed	(8,777)	(12,038)	(394,841)	(425,937)
Net increase (decrease)	(5,559)	(6,965)	$ (249,622)	$ (248,290)
Class B
Shares sold	101	190	$ 4,111	$ 6,151
Shares redeemed	(755)	(1,233)	(31,230)	(39,400)
Net increase (decrease)	(654)	(1,043)	$ (27,119)	$ (33,249)
Class C
Shares sold	222	344	$ 9,269	$ 11,212
Shares redeemed	(787)	(1,110)	(32,956)	(36,235)
Net increase (decrease)	(565)	(766)	$ (23,687)	$ (25,023)
Institutional Class
Shares sold	3,486	3,636	$ 165,964	$ 133,754
Reinvestment of distributions	-	189	-	6,765
Shares redeemed	(7,512)	(7,336)	(363,287)	(280,633)
Net increase (decrease)	(4,026)	(3,511)	$ (197,323)	$ (140,114)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-

present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/20/10	12/17/10	-	$0.053

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPG-UANN-0111
1.786679.107

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®
Equity Growth
Fund - Institutional Class

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	21.09%	1.50%	-1.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Institutional Class on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Jason Weiner, Portfolio Manager of Fidelity Advisor® Equity Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares advanced 20.63%, 20.43%, 19.74% and 19.77%, respectively (excluding sales charges), solidly outperforming the 15.19% gain of the Russell 3000® Growth Index. The portfolio benefited from strong positioning in information technology, including an out-of-index stake in Chinese Internet search firm Baidu and a significant overweighting in networking product manufacturer Riverbed Technology. Having little-to-no exposure to two sizable index components - Microsoft and Hewlett-Packard - paid off when both stocks lagged during the period. Good stock selection in health care helped, particularly in the pharmaceuticals/biotechnology/life science space, including an overweighting in biotechnology firm Illumina. Stock picking in energy and industrials - sectors where I increased the fund's investments - also contributed. On the other hand, my positioning within financials - an area where I considerably reduced the fund's exposure - detracted, including a position in JPMorgan Chase, which was hurt by regulatory uncertainty. There were also some disappointments in tech, despite the sector's overall positive contribution. Positions in Internet networking products manufacturer Cisco Systems and Internet search giant Google both underperformed during the period. Elsewhere, a significant overweighting in Medco Health Solutions hurt. Some of these stocks were sold prior to period end.

Comments from Jason Weiner, Portfolio Manager of Fidelity Advisor® Equity Growth Fund: For the year, the fund's Institutional Class shares advanced 21.09%, solidly outperforming the 15.19% gain of the Russell 3000® Growth Index. The portfolio benefited from strong positioning in information technology, including an out-of-index stake in Chinese Internet search firm Baidu and a significant overweighting in networking product manufacturer Riverbed Technology. Having little-to-no exposure to two sizable index components - Microsoft and Hewlett-Packard - paid off when both stocks lagged during the period. Good stock selection in health care helped, particularly in the pharmaceuticals/biotechnology/life science space, including an overweighting in biotechnology firm Illumina. Stock picking in energy and industrials - sectors where I increased the fund's investments - also contributed. On the other hand, my positioning within financials - an area where I considerably reduced the fund's exposure - detracted, including a position in JPMorgan Chase, which was hurt by regulatory uncertainty. There were also some disappointments in tech, despite the sector's overall positive contribution. Positions in Internet networking products manufacturer Cisco Systems and Internet search giant Google both underperformed during the period. Elsewhere, a significant overweighting in Medco Health Solutions hurt. Some of these stocks were sold prior to period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.15%
Actual		$ 1,000.00	$ 1,151.10	$ 6.20
Hypothetical A		$ 1,000.00	$ 1,019.30	$ 5.82
Class T	1.33%
Actual		$ 1,000.00	$ 1,150.00	$ 7.17
Hypothetical A		$ 1,000.00	$ 1,018.40	$ 6.73
Class B	1.90%
Actual		$ 1,000.00	$ 1,147.00	$ 10.23
Hypothetical A		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.90%
Actual		$ 1,000.00	$ 1,146.90	$ 10.23
Hypothetical A		$ 1,000.00	$ 1,015.54	$ 9.60
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,153.10	$ 4.32
Hypothetical A		$ 1,000.00	$ 1,021.06	$ 4.05

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.8	5.5
QUALCOMM, Inc.	3.9	3.2
Google, Inc. Class A	3.3	2.5
Exxon Mobil Corp.	3.2	0.0
United Technologies Corp.	2.8	2.3
Amazon.com, Inc.	2.4	1.0
Cisco Systems, Inc.	2.0	5.0
Express Scripts, Inc.	1.5	1.7
McDonald's Corp.	1.4	1.2
United Therapeutics Corp.	1.4	1.2
	28.7
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.6	36.1
Industrials	16.4	11.6
Consumer Discretionary	16.1	17.3
Health Care	12.0	14.5
Energy	7.3	2.4
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 96.8%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 3.2%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	12.7%	** Foreign investments	10.6%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.1%
Auto Components - 0.6%
Gentex Corp.	700,947	$ 14,713
Tenneco, Inc. (a)	90,900	3,314
		18,027
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	210,582	15,832
Harley-Davidson, Inc.	541,740	16,946
		32,778
Diversified Consumer Services - 0.3%
Navitas Ltd.	2,073,369	8,345
Hotels, Restaurants & Leisure - 4.0%
China Lodging Group Ltd. ADR	139,689	3,323
Chipotle Mexican Grill, Inc. (a)	12,600	3,257
Home Inns & Hotels Management, Inc. sponsored ADR (a)	44,936	2,139
Marriott International, Inc. Class A	255,641	10,024
McDonald's Corp.	563,300	44,106
Starbucks Corp.	1,071,901	32,800
Starwood Hotels & Resorts Worldwide, Inc.	228,555	12,991
The Cheesecake Factory, Inc. (a)	458,177	14,602
		123,242
Household Durables - 0.4%
Mohawk Industries, Inc. (a)	223,989	11,768
Internet & Catalog Retail - 2.4%
Amazon.com, Inc. (a)	424,704	74,493
Media - 0.8%
Discovery Communications, Inc. Class C (a)	361,409	12,834
Interpublic Group of Companies, Inc. (a)	1,168,349	12,443
		25,277
Multiline Retail - 1.8%
Dollarama, Inc. (a)	602,645	17,218
Dollarama, Inc. (a)(e)	108,600	3,103
Target Corp.	612,326	34,866
		55,187
Specialty Retail - 2.5%
Bed Bath & Beyond, Inc. (a)	73,300	3,206
Lowe's Companies, Inc.	1,005,654	22,828
Ross Stores, Inc.	247,858	16,081
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	385,641	$ 17,589
Vitamin Shoppe, Inc. (a)	548,103	16,175
		75,879
Textiles, Apparel & Luxury Goods - 2.2%
Coach, Inc.	417,200	23,588
lululemon athletica, Inc. (a)(d)	331,688	17,785
LVMH Moet Hennessy - Louis Vuitton (d)	24,223	3,674
Polo Ralph Lauren Corp. Class A	206,032	22,507
		67,554
TOTAL CONSUMER DISCRETIONARY		492,550
CONSUMER STAPLES - 4.4%
Beverages - 0.8%
The Coca-Cola Co.	362,859	22,922
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	61,100	4,131
Walgreen Co.	608,239	21,197
Whole Foods Market, Inc. (a)	538,249	25,416
		50,744
Food Products - 0.6%
Diamond Foods, Inc. (d)	172,335	8,020
Mead Johnson Nutrition Co. Class A	185,000	11,020
		19,040
Household Products - 0.3%
Procter & Gamble Co.	155,941	9,523
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	124,271	9,310
Herbalife Ltd.	316,801	21,742
		31,052
TOTAL CONSUMER STAPLES		133,281
ENERGY - 7.3%
Energy Equipment & Services - 2.8%
Halliburton Co.	898,802	34,011
National Oilwell Varco, Inc.	70,100	4,296
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Oceaneering International, Inc. (a)	122,727	$ 8,480
Schlumberger Ltd.	486,866	37,654
		84,441
Oil, Gas & Consumable Fuels - 4.5%
Anadarko Petroleum Corp.	48,319	3,100
Concho Resources, Inc. (a)	115,287	9,540
Denbury Resources, Inc. (a)	356,193	6,476
Exxon Mobil Corp.	1,394,929	97,031
Occidental Petroleum Corp.	69,700	6,145
Whiting Petroleum Corp. (a)	142,600	15,693
		137,985
TOTAL ENERGY		222,426
FINANCIALS - 5.0%
Capital Markets - 1.5%
BlackRock, Inc. Class A	167,900	27,368
Charles Schwab Corp.	702,201	10,554
Goldman Sachs Group, Inc.	21,000	3,279
JMP Group, Inc.	114,000	797
Noah Holdings Ltd. ADR	118,400	1,913
		43,911
Commercial Banks - 1.5%
M&T Bank Corp.	73,645	5,668
Wells Fargo & Co.	1,501,117	40,845
		46,513
Consumer Finance - 0.1%
Shriram Transport Finance Co. Ltd.	229,666	4,075
Diversified Financial Services - 1.2%
CME Group, Inc.	39,565	11,397
JPMorgan Chase & Co.	691,202	25,837
		37,234
Insurance - 0.5%
AFLAC, Inc.	262,800	13,534
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	358,600	6,882
TOTAL FINANCIALS		152,149
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 12.0%
Biotechnology - 3.0%
Acorda Therapeutics, Inc. (a)	304,533	$ 8,024
Alexion Pharmaceuticals, Inc. (a)	158,468	12,115
Clinical Data, Inc. (a)(d)	598,362	10,938
Human Genome Sciences, Inc. (a)	337,984	8,291
Incyte Corp. (a)	618,963	8,981
United Therapeutics Corp. (a)	687,338	43,254
		91,603
Health Care Equipment & Supplies - 0.6%
Edwards Lifesciences Corp. (a)	223,760	14,849
NuVasive, Inc. (a)(d)	178,508	4,170
		19,019
Health Care Providers & Services - 3.1%
Emergency Medical Services Corp. Class A (a)	175,800	8,709
Express Scripts, Inc. (a)	889,134	46,315
HMS Holdings Corp. (a)	52,500	3,308
Medco Health Solutions, Inc. (a)	608,634	37,321
		95,653
Life Sciences Tools & Services - 1.3%
Illumina, Inc. (a)	607,775	36,539
QIAGEN NV (a)(d)	196,000	3,587
		40,126
Pharmaceuticals - 4.0%
Aegerion Pharmaceuticals, Inc.	101,100	1,031
Allergan, Inc.	102,600	6,799
Novo Nordisk AS Series B	426,268	42,297
Perrigo Co.	379,710	22,874
Teva Pharmaceutical Industries Ltd. sponsored ADR	263,875	13,204
Valeant Pharmaceuticals International, Inc. (d)	1,344,054	34,839
		121,044
TOTAL HEALTH CARE		367,445
INDUSTRIALS - 16.4%
Aerospace & Defense - 6.5%
Esterline Technologies Corp. (a)	260,412	15,333
Goodrich Corp.	364,300	31,246
Honeywell International, Inc.	549,965	27,339
Precision Castparts Corp.	223,547	30,865
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
TransDigm Group, Inc. (a)	106,294	$ 7,281
United Technologies Corp.	1,130,600	85,100
		197,164
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	183,900	13,555
Airlines - 0.5%
Ryanair Holdings PLC sponsored ADR	92,600	2,827
Southwest Airlines Co.	962,602	12,822
		15,649
Building Products - 0.4%
A.O. Smith Corp.	83,000	3,271
Lennox International, Inc.	174,300	7,667
		10,938
Commercial Services & Supplies - 0.8%
Republic Services, Inc.	644,400	18,133
Waste Connections, Inc.	186,000	4,836
		22,969
Electrical Equipment - 1.3%
Acuity Brands, Inc.	179,334	9,659
AMETEK, Inc.	341,700	20,218
Crompton Greaves Ltd.	483,642	3,538
Regal-Beloit Corp.	104,100	6,350
		39,765
Industrial Conglomerates - 1.4%
3M Co.	360,504	30,275
Textron, Inc.	494,700	11,061
		41,336
Machinery - 3.8%
Cummins, Inc.	253,766	24,646
Danaher Corp.	542,232	23,452
Gardner Denver, Inc.	123,866	8,107
Ingersoll-Rand Co. Ltd.	184,830	7,578
PACCAR, Inc.	211,100	11,370
WABCO Holdings, Inc. (a)	633,871	31,503
Weg SA	752,100	9,898
		116,554
Professional Services - 0.8%
51job, Inc. sponsored ADR (a)(d)	85,064	4,316
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
CoStar Group, Inc. (a)	37,735	$ 1,990
IHS, Inc. Class A (a)	50,900	3,681
Robert Half International, Inc.	540,100	14,972
		24,959
Road & Rail - 0.5%
Union Pacific Corp.	184,200	16,598
TOTAL INDUSTRIALS		499,487
INFORMATION TECHNOLOGY - 31.6%
Communications Equipment - 7.7%
Cisco Systems, Inc. (a)	3,163,627	60,615
Juniper Networks, Inc. (a)	984,099	33,479
Motorola, Inc. (a)	1,967,000	15,067
Polycom, Inc. (a)	175,347	6,489
QUALCOMM, Inc.	2,540,218	118,730
		234,380
Computers & Peripherals - 7.9%
Apple, Inc. (a)	663,979	206,602
EMC Corp. (a)	508,875	10,936
NetApp, Inc. (a)	487,444	24,826
		242,364
Electronic Equipment & Components - 1.1%
Agilent Technologies, Inc. (a)	812,677	28,460
Keyence Corp.	25,700	6,486
		34,946
Internet Software & Services - 6.8%
Baidu.com, Inc. sponsored ADR (a)	146,882	15,451
Dice Holdings, Inc. (a)	600	7
Digital River, Inc. (a)	8,500	313
eBay, Inc. (a)	547,449	15,947
Google, Inc. Class A (a)	183,567	102,010
KIT Digital, Inc. (a)(d)	766,884	10,560
Monster Worldwide, Inc. (a)	5,800	131
RightNow Technologies, Inc. (a)	181,409	4,595
The Knot, Inc. (a)	340,945	3,188
VeriSign, Inc. (a)	765,714	26,272
WebMD Health Corp. (a)	556,033	28,547
		207,021
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 2.4%
Accenture PLC Class A	162,850	$ 7,055
Cognizant Technology Solutions Corp. Class A (a)	351,400	22,834
iGate Corp.	240,778	4,816
MasterCard, Inc. Class A	57,448	13,617
Visa, Inc. Class A	330,563	24,412
		72,734
Semiconductors & Semiconductor Equipment - 2.0%
ARM Holdings PLC	676,500	4,190
ARM Holdings PLC sponsored ADR (d)	1,433,765	26,883
Avago Technologies Ltd.	1,107,961	28,929
		60,002
Software - 3.7%
ANSYS, Inc. (a)	67,405	3,269
Citrix Systems, Inc. (a)	330,749	21,968
Computer Modelling Group Ltd.	64,600	1,500
Concur Technologies, Inc. (a)	65,490	3,354
Informatica Corp. (a)	132,500	5,470
Intuit, Inc. (a)	129,400	5,809
Kingdee International Software Group Co. Ltd.	7,152,000	3,942
Oracle Corp.	1,187,113	32,100
Red Hat, Inc. (a)	176,200	7,665
salesforce.com, Inc. (a)	105,182	14,643
Solera Holdings, Inc.	42,813	2,055
VanceInfo Technologies, Inc. ADR (a)	114,224	4,296
VMware, Inc. Class A (a)	74,385	6,064
		112,135
TOTAL INFORMATION TECHNOLOGY		963,582
MATERIALS - 3.7%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	147,194	12,691
CF Industries Holdings, Inc.	91,250	11,020
FMC Corp.	99,900	7,774
The Mosaic Co.	157,773	10,670
		42,155
Metals & Mining - 2.3%
Consolidated Thompson Iron Mines Ltd. (a)	1,711,600	19,890
Grande Cache Coal Corp. (a)	2,234,600	20,831
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Mongolian Mining Corp.	2,614,000	$ 2,868
Newmont Mining Corp.	415,421	24,439
Teck Resources Ltd. Class B (sub. vtg.)	61,800	3,071
		71,099
TOTAL MATERIALS		113,254
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
Vivo Participacoes SA sponsored ADR	344,446	9,944
TOTAL COMMON STOCKS (Cost $2,490,111)		2,954,118
Money Market Funds - 4.5%

Fidelity Cash Central Fund, 0.24% (b)	100,486,272	100,486
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	36,445,264	36,445
TOTAL MONEY MARKET FUNDS (Cost $136,931)		136,931
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $2,627,042)		3,091,049
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(38,979)
NET ASSETS - 100%		$ 3,052,070
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,103,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 59
Fidelity Securities Lending Cash Central Fund	770
Total	$ 829
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 492,550	$ 492,550	$ -	$ -
Consumer Staples	133,281	133,281	-	-
Energy	222,426	222,426	-	-
Financials	152,149	152,149	-	-
Health Care	367,445	325,148	42,297	-
Industrials	499,487	499,487	-	-
Information Technology	963,582	959,392	4,190	-
Materials	113,254	113,254	-	-
Other Information - continued
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Telecommunication Services	$ 9,944	$ 9,944	$ -	$ -
Money Market Funds	136,931	136,931	-	-
Total Investments in Securities:	$ 3,091,049	$ 3,044,562	$ 46,487	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.3%
Canada	3.3%
Denmark	1.4%
Cayman Islands	1.2%
Netherlands Antilles	1.2%
United Kingdom	1.0%
Singapore	1.0%
Others (Individually Less Than 1%)	3.6%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $1,547,062,000 of which $688,479,000 and $858,583,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $35,412) - See accompanying schedule: Unaffiliated issuers (cost $2,490,111)	$ 2,954,118
Fidelity Central Funds (cost $136,931)	136,931
Total Investments (cost $2,627,042)		$ 3,091,049
Receivable for investments sold		20,146
Receivable for fund shares sold		2,063
Dividends receivable		4,848
Distributions receivable from Fidelity Central Funds		160
Prepaid expenses		10
Other receivables		482
Total assets		3,118,758

Liabilities
Payable for investments purchased	$ 20,052
Payable for fund shares redeemed	7,065
Accrued management fee	1,434
Distribution and service plan fees payable	824
Other affiliated payables	670
Other payables and accrued expenses	198
Collateral on securities loaned, at value	36,445
Total liabilities		66,688

Net Assets		$ 3,052,070
Net Assets consist of:
Paid in capital		$ 4,156,589
Accumulated net investment loss		(144)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,568,364)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		463,989
Net Assets		$ 3,052,070

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($635,663 ÷ 12,524.3 shares)	$ 50.75

Maximum offering price per share (100/94.25 of $50.75)	$ 53.85
Class T: Net Asset Value and redemption price per share ($1,246,145 ÷ 24,672.5 shares)	$ 50.51

Maximum offering price per share (100/96.50 of $50.51)	$ 52.34
Class B: Net Asset Value and offering price per share ($54,142 ÷ 1,176.0 shares)A	$ 46.04

Class C: Net Asset Value and offering price per share ($143,456 ÷ 3,067.5 shares)A	$ 46.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($972,664 ÷ 17,966.4 shares)	$ 54.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 24,715
Income from Fidelity Central Funds		829
Total income		25,544

Expenses
Management fee	$ 16,878
Transfer agent fees	7,365
Distribution and service plan fees	9,688
Accounting and security lending fees	911
Custodian fees and expenses	106
Independent trustees' compensation	19
Registration fees	93
Audit	64
Legal	19
Interest	2
Miscellaneous	43
Total expenses before reductions	35,188
Expense reductions	(148)	35,040
Net investment income (loss)		(9,496)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	336,449
Foreign currency transactions	(46)
Capital gain distributions from Fidelity Central Funds	4
Total net realized gain (loss)		336,407
Change in net unrealized appreciation (depreciation) on: Investment securities	238,835
Assets and liabilities in foreign currencies	(19)
Total change in net unrealized appreciation (depreciation)		238,816
Net gain (loss)		575,223
Net increase (decrease) in net assets resulting from operations		$ 565,727

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (9,496)	$ (1,997)
Net realized gain (loss)	336,407	(617,239)
Change in net unrealized appreciation (depreciation)	238,816	1,216,030
Net increase (decrease) in net assets resulting from operations	565,727	596,794
Distributions to shareholders from net investment income	-	(8,092)
Distributions to shareholders from net realized gain	-	(657)
Total distributions	-	(8,749)
Share transactions - net increase (decrease)	(617,327)	(551,643)
Total increase (decrease) in net assets	(51,600)	36,402

Net Assets
Beginning of period	3,103,670	3,067,268
End of period (including accumulated net investment loss of $144 and accumulated net investment loss of $135, respectively)	$ 3,052,070	$ 3,103,670

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 42.07	$ 34.36	$ 64.24	$ 51.56	$ 48.04
Income from Investment Operations
Net investment income (loss) C	(.14)	(.01)	.11	(.13)	.10
Net realized and unrealized gain (loss)	8.82	7.79	(29.99)	12.81	3.42
Total from investment operations	8.68	7.78	(29.88)	12.68	3.52
Distributions from net investment income	-	(.06)	-	-	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	-	(.07) G	-	-	-
Net asset value, end of period	$ 50.75	$ 42.07	$ 34.36	$ 64.24	$ 51.56
Total Return A,B	20.63%	22.71%	(46.51)%	24.59%	7.33%
Ratios to Average Net Assets D,F
Expenses before reductions	1.16%	1.19%	1.16%	1.14%	1.13%
Expenses net of fee waivers, if any	1.16%	1.19%	1.16%	1.14%	1.13%
Expenses net of all reductions	1.15%	1.18%	1.15%	1.13%	1.11%
Net investment income (loss)	(.31)%	(.04)%	.21%	(.22)%	.20%
Supplemental Data
Net assets, end of period (in millions)	$ 636	$ 640	$ 628	$ 1,232	$ 1,183
Portfolio turnover rate E	71%	135%	164%	112%	103%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.07 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 41.94	$ 34.25	$ 64.15	$ 51.57	$ 48.15
Income from Investment Operations
Net investment income (loss) C	(.22)	(.09)	.02	(.23)	.01
Net realized and unrealized gain (loss)	8.79	7.78	(29.92)	12.81	3.41
Total from investment operations	8.57	7.69	(29.90)	12.58	3.42
Net asset value, end of period	$ 50.51	$ 41.94	$ 34.25	$ 64.15	$ 51.57
Total Return A,B	20.43%	22.45%	(46.61)%	24.39%	7.10%
Ratios to Average Net Assets D,F
Expenses before reductions	1.34%	1.39%	1.33%	1.32%	1.31%
Expenses net of fee waivers, if any	1.34%	1.39%	1.33%	1.32%	1.31%
Expenses net of all reductions	1.33%	1.39%	1.32%	1.31%	1.29%
Net investment income (loss)	(.48)%	(.24)%	.04%	(.40)%	.02%
Supplemental Data
Net assets, end of period (in millions)	$ 1,246	$ 1,268	$ 1,274	$ 2,786	$ 3,001
Portfolio turnover rate E	71%	135%	164%	112%	103%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 38.45	$ 31.57	$ 59.47	$ 48.10	$ 45.19
Income from Investment Operations
Net investment income (loss) C	(.44)	(.26)	(.28)	(.52)	(.28)
Net realized and unrealized gain (loss)	8.03	7.14	(27.62)	11.89	3.19
Total from investment operations	7.59	6.88	(27.90)	11.37	2.91
Net asset value, end of period	$ 46.04	$ 38.45	$ 31.57	$ 59.47	$ 48.10
Total Return A,B	19.74%	21.79%	(46.91)%	23.64%	6.44%
Ratios to Average Net Assets D,F
Expenses before reductions	1.91%	1.94%	1.91%	1.92%	1.94%
Expenses net of fee waivers, if any	1.91%	1.94%	1.91%	1.92%	1.94%
Expenses net of all reductions	1.91%	1.93%	1.90%	1.91%	1.93%
Net investment income (loss)	(1.06)%	(.79)%	(.54)%	(1.01)%	(.62)%
Supplemental Data
Net assets, end of period (in millions)	$ 54	$ 70	$ 91	$ 287	$ 457
Portfolio turnover rate E	71%	135%	164%	112%	103%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 39.05	$ 32.06	$ 60.41	$ 48.85	$ 45.88
Income from Investment Operations
Net investment income (loss) C	(.44)	(.26)	(.27)	(.53)	(.27)
Net realized and unrealized gain (loss)	8.16	7.25	(28.08)	12.09	3.24
Total from investment operations	7.72	6.99	(28.35)	11.56	2.97
Net asset value, end of period	$ 46.77	$ 39.05	$ 32.06	$ 60.41	$ 48.85
Total Return A,B	19.77%	21.80%	(46.93)%	23.66%	6.47%
Ratios to Average Net Assets D,F
Expenses before reductions	1.90%	1.94%	1.90%	1.90%	1.92%
Expenses net of fee waivers, if any	1.90%	1.94%	1.90%	1.90%	1.92%
Expenses net of all reductions	1.90%	1.93%	1.89%	1.89%	1.90%
Net investment income (loss)	(1.05)%	(.79)%	(.53)%	(.99)%	(.59)%
Supplemental Data
Net assets, end of period (in millions)	$ 143	$ 142	$ 141	$ 313	$ 299
Portfolio turnover rate E	71%	135%	164%	112%	103%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 44.71	$ 36.61	$ 68.21	$ 54.76	$ 50.86
Income from Investment Operations
Net investment income (loss) B	.02	.12	.32	.08	.28
Net realized and unrealized gain (loss)	9.41	8.27	(31.92)	13.59	3.62
Total from investment operations	9.43	8.39	(31.60)	13.67	3.90
Distributions from net investment income	-	(.27)	-	(.22)	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	-	(.29) F	-	(.22)	-
Net asset value, end of period	$ 54.14	$ 44.71	$ 36.61	$ 68.21	$ 54.76
Total Return A	21.09%	23.11%	(46.33)%	25.06%	7.67%
Ratios to Average Net Assets C,E
Expenses before reductions	.80%	.85%	.80%	.79%	.78%
Expenses net of fee waivers, if any	.80%	.85%	.80%	.79%	.78%
Expenses net of all reductions	.80%	.84%	.79%	.78%	.76%
Net investment income (loss)	.05%	.30%	.57%	.12%	.55%
Supplemental Data
Net assets, end of period (in millions)	$ 973	$ 983	$ 934	$ 1,496	$ 1,341
Portfolio turnover rate D	71%	135%	164%	112%	103%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.29 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses - continued

Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 538,221
Gross unrealized depreciation	(99,962)
Net unrealized appreciation (depreciation)	$ 438,259

Tax Cost	$ 2,652,790

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,445
Capital loss carryforward	$ (1,547,062)
Net unrealized appreciation (depreciation)	$ 438,241

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ -	$ 8,749

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,089,697 and $2,788,176, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,566	$ 17
Class T	.25%	.25%	6,111	34
Class B	.75%	.25%	615	462
Class C	.75%	.25%	1,396	40
			$ 9,688	$ 553

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 44
Class T	32
Class B*	101
Class C*	3
$ 180

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,924.31
Class T	2,867.23
Class B	191.31
Class C	425.30
Institutional Class	1,958.20
	$ 7,365

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment advisor. The commissions paid to these affiliated firms were $37 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,229.44%		$ 2

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $770, including $2 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $148 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ -	$ 1,072
Institutional Class	-	7,020
Total	$ -	$ 8,092
From net realized gain
Class A	$ -	$ 273
Institutional Class	-	384
Total	$ -	$ 657

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	2,334	3,284	$ 106,444	$ 116,230
Reinvestment of distributions	-	34	-	1,144
Shares redeemed	(5,027)	(6,381)	(226,020)	(222,341)
Net increase (decrease)	(2,693)	(3,063)	$ (119,576)	$ (104,967)
Class T
Shares sold	3,218	5,073	$ 145,219	$ 177,647
Shares redeemed	(8,777)	(12,038)	(394,841)	(425,937)
Net increase (decrease)	(5,559)	(6,965)	$ (249,622)	$ (248,290)
Class B
Shares sold	101	190	$ 4,111	$ 6,151
Shares redeemed	(755)	(1,233)	(31,230)	(39,400)
Net increase (decrease)	(654)	(1,043)	$ (27,119)	$ (33,249)
Class C
Shares sold	222	344	$ 9,269	$ 11,212
Shares redeemed	(787)	(1,110)	(32,956)	(36,235)
Net increase (decrease)	(565)	(766)	$ (23,687)	$ (25,023)
Institutional Class
Shares sold	3,486	3,636	$ 165,964	$ 133,754
Reinvestment of distributions	-	189	-	6,765
Shares redeemed	(7,512)	(7,336)	(363,287)	(280,633)
Net increase (decrease)	(4,026)	(3,511)	$ (197,323)	$ (140,114)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-

present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/20/10	12/17/10	-	$0.219

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPGI-UANN-0111
1.786680.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Equity Income
Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-0.79%	-2.56%	1.68%
Class T (incl. 3.50% sales charge)	1.41%	-2.30%	1.70%
Class B (incl. contingent deferred sales charge) A	-0.51%	-2.50%	1.69%
Class C (incl. contingent deferred sales charge) B	3.50%	-2.14%	1.50%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Class A on November 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Stephen Petersen, Portfolio Manager of Fidelity Advisor® Equity Income Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 5.26%, 5.09%, 4.49% and 4.50%, respectively (excluding sales charges), trailing the 10.08% gain of the Russell 3000® Value Index. The largest detractor was security selection within consumer discretionary, especially auto-related names, but the negative impact was more than offset by overweighting this strong-performing group. Positioning in financials also detracted, as did poor picks in energy, information technology and utilities. On the upside, the fund's holdings in industrials and telecommunication services helped, as did overweighting the energy and information technology sectors. On an individual security basis, a sizable stake in Toll Brothers, which struggled due to a disappointing housing market recovery, detracted the most. Within financials, large positions in brokerage firm Morgan Stanley and financial services giant Bank of America hurt. Within consumer discretionary, tax-preparation firm H&R Block felt the impact of a reduction in the number of tax filers. The biggest boost came from timely ownership of Exxon Mobil, followed by stakes in telecom firm Qwest Communications International and truck engine maker Cummins.

Comments from Stephen Petersen, Portfolio Manager of Fidelity Advisor® Equity Income Fund: For the year, the fund's Institutional Class shares returned 5.56%, trailing the 10.08% gain of the Russell 3000® Value Index. The largest detractor was security selection within consumer discretionary, especially auto-related names, but the negative impact was more than offset by overweighting this strong-performing group. Positioning in financials also detracted, as did poor picks in energy, information technology and utilities. On the upside, the fund's holdings in industrials and telecommunication services helped, as did overweighting the energy and information technology sectors. On an individual security basis, a sizable stake in Toll Brothers, which struggled due to a disappointing housing market recovery, detracted the most. Within financials, large positions in brokerage firm Morgan Stanley and financial services giant Bank of America hurt. Within consumer discretionary, tax-preparation firm H&R Block felt the impact of a reduction in the number of tax filers. The biggest boost came from timely ownership of Exxon Mobil, followed by stakes in telecom firm Qwest Communications International and truck engine maker Cummins.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.05%
Actual		$ 1,000.00	$ 1,049.90	$ 5.40
HypotheticalA		$ 1,000.00	$ 1,019.80	$ 5.32
Class T	1.22%
Actual		$ 1,000.00	$ 1,049.30	$ 6.27
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.17
Class B	1.80%
Actual		$ 1,000.00	$ 1,046.00	$ 9.23
HypotheticalA		$ 1,000.00	$ 1,016.04	$ 9.10
Class C	1.80%
Actual		$ 1,000.00	$ 1,046.30	$ 9.23
HypotheticalA		$ 1,000.00	$ 1,016.04	$ 9.10
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,051.10	$ 4.01
HypotheticalA		$ 1,000.00	$ 1,021.16	$ 3.95

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.1	3.7
Wells Fargo & Co.	2.9	3.4
Chevron Corp.	2.4	2.4
AT&T, Inc.	2.2	2.3
Exxon Mobil Corp.	2.2	3.3
Pfizer, Inc.	2.1	2.1
Toll Brothers, Inc.	2.1	2.1
Bank of America Corp.	2.1	3.5
PNC Financial Services Group, Inc.	1.9	2.5
General Electric Co.	1.6	1.4
	22.6
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	27.7
Consumer Discretionary	15.6	16.9
Energy	14.1	15.0
Industrials	11.2	10.7
Health Care	8.3	6.7
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 96.0%		Stocks 98.0%
	Convertible Securities 2.5%		Convertible Securities 1.7%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	11.6%	** Foreign investments	11.7%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.5%
Auto Components - 1.3%
Johnson Controls, Inc.	517,758	$ 18,867
Michelin CGDE Series B	93,942	6,355
The Goodyear Tire & Rubber Co. (a)	737,400	7,050
		32,272
Automobiles - 1.7%
Daimler AG (Germany) (a)	134,016	8,674
Ford Motor Co. (a)	659,139	10,507
Harley-Davidson, Inc.	612,000	19,143
Thor Industries, Inc.	112,500	3,322
Winnebago Industries, Inc. (a)	215,300	2,256
		43,902
Diversified Consumer Services - 0.4%
H&R Block, Inc.	790,700	9,955
Household Durables - 4.4%
KB Home	178,700	2,019
Lennar Corp. Class A	354,400	5,383
Newell Rubbermaid, Inc.	737,500	12,368
PulteGroup, Inc. (a)	360,700	2,258
Stanley Black & Decker, Inc.	349,283	20,793
Techtronic Industries Co. Ltd.	2,061,000	2,240
Toll Brothers, Inc. (a)	2,909,600	52,227
Whirlpool Corp.	164,408	12,002
		109,290
Internet & Catalog Retail - 0.3%
Liberty Media Corp. Interactive Series A (a)	419,574	6,487
Media - 2.2%
Belo Corp. Series A (a)	605,110	3,510
Comcast Corp.:
Class A	486,000	9,720
Class A (special) (non-vtg.)	421,800	8,002
The Walt Disney Co.	610,100	22,275
Time Warner, Inc.	420,500	12,401
		55,908
Multiline Retail - 1.5%
Kohl's Corp. (a)	183,700	10,364
Macy's, Inc.	481,600	12,367
Target Corp.	229,600	13,073
Tuesday Morning Corp. (a)	288,100	1,498
		37,302
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 2.3%
Home Depot, Inc.	896,100	$ 27,071
Lowe's Companies, Inc.	458,500	10,408
OfficeMax, Inc. (a)	271,300	4,637
RadioShack Corp.	282,100	5,205
Staples, Inc.	438,400	9,649
		56,970
Textiles, Apparel & Luxury Goods - 0.4%
Phillips-Van Heusen Corp.	85,284	5,786
Warnaco Group, Inc. (a)	80,537	4,337
		10,123
TOTAL CONSUMER DISCRETIONARY		362,209
CONSUMER STAPLES - 5.2%
Beverages - 1.0%
Carlsberg AS Series B	64,202	6,060
PepsiCo, Inc.	74,637	4,824
The Coca-Cola Co.	208,971	13,201
		24,085
Food & Staples Retailing - 1.2%
CVS Caremark Corp.	194,500	6,030
Kroger Co.	466,100	10,977
Walgreen Co.	331,340	11,547
Winn-Dixie Stores, Inc. (a)	345,490	2,101
		30,655
Food Products - 0.4%
Nestle SA	198,460	10,787
Household Products - 1.5%
Kimberly-Clark Corp.	106,531	6,593
Procter & Gamble Co.	503,229	30,732
		37,325
Personal Products - 0.2%
Avon Products, Inc.	149,081	4,258
Tobacco - 0.9%
Philip Morris International, Inc.	388,100	22,079
TOTAL CONSUMER STAPLES		129,189
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 13.9%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	398,033	$ 20,761
Halliburton Co.	339,636	12,852
Noble Corp.	516,017	17,503
Pride International, Inc. (a)	290,787	9,043
Transocean Ltd. (a)	60,377	4,047
		64,206
Oil, Gas & Consumable Fuels - 11.3%
Anadarko Petroleum Corp.	206,240	13,232
Apache Corp.	95,300	10,258
BP PLC sponsored ADR	530,487	21,219
Chevron Corp.	728,730	59,005
ConocoPhillips	420,436	25,298
CONSOL Energy, Inc.	247,900	10,402
Devon Energy Corp.	108,200	7,636
Exxon Mobil Corp.	786,102	54,681
Marathon Oil Corp.	356,119	11,919
Occidental Petroleum Corp.	204,134	17,998
Royal Dutch Shell PLC Class A sponsored ADR (d)	642,900	39,005
Southwestern Energy Co. (a)	346,100	12,529
		283,182
TOTAL ENERGY		347,388
FINANCIALS - 24.9%
Capital Markets - 4.5%
Bank of New York Mellon Corp.	726,310	19,603
Bank Sarasin & Co. Ltd. Series B (Reg.)	118,016	4,404
Goldman Sachs Group, Inc.	162,003	25,295
Morgan Stanley	1,261,401	30,854
State Street Corp.	375,731	16,232
UBS AG (a)	371,030	5,589
UBS AG (NY Shares) (a)	705,400	10,630
		112,607
Commercial Banks - 8.2%
Associated Banc-Corp.	1,048,552	13,416
Barclays PLC	2,447,609	9,833
BB&T Corp.	603,014	13,990
BNP Paribas SA	19,800	1,172
Comerica, Inc.	220,300	8,039
Huntington Bancshares, Inc.	963,200	5,620
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
KeyCorp	1,443,200	$ 10,867
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	1,706,500	8,038
PNC Financial Services Group, Inc.	883,289	47,565
U.S. Bancorp, Delaware	606,000	14,411
Wells Fargo & Co.	2,632,992	71,644
		204,595
Consumer Finance - 1.5%
American Express Co.	231,395	10,001
Capital One Financial Corp.	135,416	5,042
Discover Financial Services	819,800	14,986
SLM Corp. (a)	533,200	6,158
		36,187
Diversified Financial Services - 7.2%
Bank of America Corp.	4,698,959	51,454
Citigroup, Inc. (a)	7,477,537	31,406
CME Group, Inc.	18,922	5,451
JPMorgan Chase & Co.	2,098,447	78,437
Moody's Corp. (d)	533,788	14,322
		181,070
Insurance - 1.5%
Berkshire Hathaway, Inc. Class B (a)	63,700	5,076
First American Financial Corp.	290,522	4,117
Hartford Financial Services Group, Inc.	256,289	5,705
Marsh & McLennan Companies, Inc.	235,845	5,915
Unum Group	575,526	12,368
XL Capital Ltd. Class A	211,391	4,156
		37,337
Real Estate Investment Trusts - 1.6%
Boston Properties, Inc.	67,421	5,650
Camden Property Trust (SBI)	69,492	3,549
HCP, Inc.	311,638	10,262
ProLogis Trust	162,200	2,110
Rayonier, Inc.	79,595	4,056
Segro PLC	698,000	2,967
Ventas, Inc.	126,300	6,475
Weyerhaeuser Co.	363,821	6,072
		41,141
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.4%
CB Richard Ellis Group, Inc. Class A (a)	463,200	$ 8,889
Unite Group PLC (a)	379,028	1,104
		9,993
TOTAL FINANCIALS		622,930
HEALTH CARE - 8.3%
Biotechnology - 1.3%
Amgen, Inc. (a)	308,200	16,239
Cephalon, Inc. (a)	77,700	4,933
Genta, Inc. (a)	1	0
Gilead Sciences, Inc. (a)	297,907	10,874
		32,046
Health Care Equipment & Supplies - 1.4%
C. R. Bard, Inc.	95,695	8,120
CareFusion Corp. (a)	486,300	11,122
Covidien PLC	130,500	5,490
Stryker Corp.	200,700	10,053
		34,785
Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc.	314,900	11,500
Pharmaceuticals - 5.2%
GlaxoSmithKline PLC	188,977	3,579
GlaxoSmithKline PLC sponsored ADR	19,900	762
Johnson & Johnson	383,183	23,585
Merck & Co., Inc.	1,061,391	36,586
Pfizer, Inc.	3,272,779	53,314
Sanofi-Aventis	197,812	11,989
		129,815
TOTAL HEALTH CARE		208,146
INDUSTRIALS - 11.2%
Aerospace & Defense - 2.7%
Goodrich Corp.	65,100	5,584
Honeywell International, Inc.	411,562	20,459
Spirit AeroSystems Holdings, Inc. Class A (a)	211,693	4,122
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	203,000	$ 12,945
United Technologies Corp.	307,900	23,176
		66,286
Building Products - 0.4%
Armstrong World Industries, Inc.	60,505	2,933
Masco Corp.	659,400	7,194
		10,127
Commercial Services & Supplies - 0.4%
Pitney Bowes, Inc.	181,900	3,991
Republic Services, Inc.	230,695	6,492
		10,483
Construction & Engineering - 0.6%
Fluor Corp.	127,900	7,396
KBR, Inc.	318,800	8,633
		16,029
Industrial Conglomerates - 3.7%
General Electric Co.	2,573,031	40,731
Koninklijke Philips Electronics NV unit	201,500	5,461
Rheinmetall AG	151,400	9,770
Siemens AG sponsored ADR	189,900	20,851
Textron, Inc.	384,900	8,606
Tyco International Ltd.	182,300	6,907
		92,326
Machinery - 2.6%
Briggs & Stratton Corp.	538,710	9,379
Caterpillar, Inc.	63,500	5,372
Cummins, Inc.	179,600	17,443
Harsco Corp.	39,710	955
Ingersoll-Rand Co. Ltd.	372,400	15,268
Kennametal, Inc.	113,700	3,845
Navistar International Corp. (a)	138,700	7,099
SPX Corp.	74,100	4,867
		64,228
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.8%
CSX Corp.	169,100	$ 10,283
Union Pacific Corp.	120,100	10,822
		21,105
TOTAL INDUSTRIALS		280,584
INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 0.7%
Cisco Systems, Inc. (a)	397,691	7,620
Comverse Technology, Inc. (a)	804,375	6,186
Motorola, Inc. (a)	339,555	2,601
		16,407
Computers & Peripherals - 1.0%
Hewlett-Packard Co.	571,514	23,964
Electronic Equipment & Components - 1.4%
Agilent Technologies, Inc. (a)	299,688	10,495
Arrow Electronics, Inc. (a)	157,862	4,895
Avnet, Inc. (a)	226,450	6,941
Tyco Electronics Ltd.	462,900	14,081
		36,412
IT Services - 0.4%
CoreLogic, Inc. (a)	169,575	3,088
MoneyGram International, Inc. (a)	232,100	569
Visa, Inc. Class A	101,344	7,484
		11,141
Office Electronics - 0.4%
Xerox Corp.	807,300	9,252
Semiconductors & Semiconductor Equipment - 2.9%
Analog Devices, Inc.	74,500	2,649
Applied Materials, Inc.	1,125,700	13,992
Intel Corp.	1,280,800	27,050
Micron Technology, Inc. (a)	951,800	6,910
National Semiconductor Corp.	718,800	9,596
Samsung Electronics Co. Ltd.	6,418	4,578
Teradyne, Inc. (a)	196,400	2,329
Varian Semiconductor Equipment Associates, Inc. (a)	214,600	6,766
		73,870
TOTAL INFORMATION TECHNOLOGY		171,046
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 2.5%
Chemicals - 1.6%
Clariant AG (Reg.) (a)	582,392	$ 10,515
Dow Chemical Co.	355,190	11,075
E.I. du Pont de Nemours & Co.	296,100	13,914
PPG Industries, Inc.	59,600	4,646
		40,150
Construction Materials - 0.2%
HeidelbergCement AG	95,800	5,204
Metals & Mining - 0.7%
Alcoa, Inc.	619,800	8,132
Commercial Metals Co.	230,800	3,547
Freeport-McMoRan Copper & Gold, Inc.	65,213	6,607
		18,286
TOTAL MATERIALS		63,640
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.4%
AT&T, Inc.	2,009,423	55,842
Qwest Communications International, Inc.	2,460,500	17,224
Verizon Communications, Inc.	1,152,032	36,877
		109,943
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	2,744,836	10,375
TOTAL TELECOMMUNICATION SERVICES		120,318
UTILITIES - 3.7%
Electric Utilities - 2.2%
Allegheny Energy, Inc.	406,109	9,267
American Electric Power Co., Inc.	574,336	20,446
Entergy Corp.	131,280	9,352
FirstEnergy Corp.	475,953	16,711
		55,776
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	1,375,700	14,871
Multi-Utilities - 0.9%
Alliant Energy Corp.	155,651	5,652
PG&E Corp.	136,807	6,420
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - continued
Public Service Enterprise Group, Inc.	268,129	$ 8,266
Veolia Environnement	29,800	785
		21,123
TOTAL UTILITIES		91,770
TOTAL COMMON STOCKS (Cost $2,246,985)		2,397,220
Preferred Stocks - 2.1%

Convertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
General Motors Co. 4.75% (a)	297,800	15,098
Household Durables - 0.0%
Stanley Black & Decker, Inc. 4.75% (a)	6,300	643
TOTAL CONSUMER DISCRETIONARY		15,741
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Apache Corp. 6.00%	55,800	3,384
FINANCIALS - 1.0%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	5,200	5,590
Diversified Financial Services - 0.3%
Citigroup, Inc. 7.50%	50,900	6,363
Insurance - 0.5%
Hartford Financial Services Group, Inc. Series F 7.25%	167,000	3,851
XL Capital Ltd. 10.75%	292,900	8,365
		12,216
TOTAL FINANCIALS		24,169
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	62,300	$ 3,370
TOTAL CONVERTIBLE PREFERRED STOCKS		46,664
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	40,294	6,474
TOTAL PREFERRED STOCKS (Cost $44,973)		53,138
Convertible Bonds - 0.6%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.3%
MGM Mirage, Inc. 4.25% 4/15/15 (e)	$ 6,680	6,622
Leisure Equipment & Products - 0.0%
Eastman Kodak Co. 7% 4/1/17	1,240	1,216
TOTAL CONSUMER DISCRETIONARY		7,838
FINANCIALS - 0.2%
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (e)	3,390	3,449
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 1.875% 6/1/27	2,415	2,205
TOTAL CONVERTIBLE BONDS (Cost $13,239)		13,492
Money Market Funds - 1.4%
	Shares	Value (000s)
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c) (Cost $34,893)	34,892,950	$ 34,893
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $2,340,090)		2,498,743
NET OTHER ASSETS (LIABILITIES) - 0.1%		3,214
NET ASSETS - 100%		$ 2,501,957
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,071,000 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 35
Fidelity Securities Lending Cash Central Fund	351
Total	$ 386
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 384,424	$ 383,781	$ 643	$ -
Consumer Staples	129,189	129,189	-	-
Energy	350,772	350,772	-	-
Financials	647,099	621,463	25,636	-
Health Care	208,146	192,578	15,568	-
Industrials	280,584	280,584	-	-
Information Technology	171,046	171,046	-	-
Materials	63,640	63,640	-	-
Telecommunication Services	120,318	120,318	-	-
Utilities	95,140	90,985	4,155	-
Corporate Bonds	13,492	-	13,492	-
Money Market Funds	34,893	34,893	-	-
Total Investments in Securities:	$ 2,498,743	$ 2,439,249	$ 59,494	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.4%
Switzerland	3.3%
United Kingdom	3.1%
Germany	1.9%
Ireland	1.3%
Others (Individually Less Than 1%)	2.0%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $717,083,000 of which $197,098,000 and $519,985,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $33,833) - See accompanying schedule: Unaffiliated issuers (cost $2,305,197)	$ 2,463,850
Fidelity Central Funds (cost $34,893)	34,893
Total Investments (cost $2,340,090)		$ 2,498,743
Cash		965
Receivable for investments sold		44,160
Receivable for fund shares sold		1,510
Dividends receivable		5,673
Interest receivable		103
Distributions receivable from Fidelity Central Funds		54
Prepaid expenses		10
Other receivables		126
Total assets		2,551,344

Liabilities
Payable for investments purchased	$ 2,701
Payable for fund shares redeemed	9,208
Accrued management fee	992
Distribution and service plan fees payable	811
Other affiliated payables	634
Other payables and accrued expenses	148
Collateral on securities loaned, at value	34,893
Total liabilities		49,387

Net Assets		$ 2,501,957
Net Assets consist of:
Paid in capital		$ 3,121,042
Undistributed net investment income		8,521
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(786,267)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		158,661
Net Assets		$ 2,501,957

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($718,741 ÷ 34,109 shares)	$ 21.07

Maximum offering price per share (100/94.25 of $21.07)	$ 22.36
Class T: Net Asset Value and redemption price per share ($1,107,520 ÷ 51,825 shares)	$ 21.37

Maximum offering price per share (100/96.50 of $21.37)	$ 22.15
Class B: Net Asset Value and offering price per share ($62,641 ÷ 2,960 shares)A	$ 21.16

Class C: Net Asset Value and offering price per share ($149,026 ÷ 7,044 shares)A	$ 21.16

Institutional Class: Net Asset Value, offering price and redemption price per share ($464,029 ÷ 21,380 shares)	$ 21.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 65,111
Interest		1,587
Income from Fidelity Central Funds		386
Total income		67,084

Expenses
Management fee	$ 13,712
Transfer agent fees	7,707
Distribution and service plan fees	10,229
Accounting and security lending fees	893
Custodian fees and expenses	103
Independent trustees' compensation	18
Registration fees	100
Audit	58
Legal	15
Interest	3
Miscellaneous	47
Total expenses before reductions	32,885
Expense reductions	(105)	32,780
Net investment income (loss)		34,304
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	506,843
Foreign currency transactions	(98)
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		506,746
Change in net unrealized appreciation (depreciation) on: Investment securities	(387,990)
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		(387,983)
Net gain (loss)		118,763
Net increase (decrease) in net assets resulting from operations		$ 153,067

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,304	$ 54,147
Net realized gain (loss)	506,746	(268,926)
Change in net unrealized appreciation (depreciation)	(387,983)	897,824
Net increase (decrease) in net assets resulting from operations	153,067	683,045
Distributions to shareholders from net investment income	(34,035)	(60,764)
Share transactions - net increase (decrease)	(1,091,804)	(768,228)
Total increase (decrease) in net assets	(972,772)	(145,947)

Net Assets
Beginning of period	3,474,729	3,620,676
End of period (including undistributed net investment income of $8,521 and undistributed net investment income of $8,187, respectively)	$ 2,501,957	$ 3,474,729

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 16.72	$ 30.63	$ 31.82	$ 29.49
Income from Investment Operations
Net investment income (loss) C	.25	.28	.36	.32	.36
Net realized and unrealized gain (loss)	.81	3.58	(12.22)	1.41	3.93
Total from investment operations	1.06	3.86	(11.86)	1.73	4.29
Distributions from net investment income	(.25)	(.32)	(.37)	(.35)	(.31)
Distributions from net realized gain	-	-	(1.68)	(2.57)	(1.65)
Total distributions	(.25)	(.32)	(2.05)	(2.92)	(1.96)
Net asset value, end of period	$ 21.07	$ 20.26	$ 16.72	$ 30.63	$ 31.82
Total Return A, B	5.26%	23.58%	(41.34)%	5.82%	15.44%
Ratios to Average Net Assets D, F
Expenses before reductions	1.04%	1.07%	1.01%	.97%	.99%
Expenses net of fee waivers, if any	1.04%	1.07%	1.01%	.97%	.99%
Expenses net of all reductions	1.04%	1.07%	1.00%	.96%	.98%
Net investment income (loss)	1.21%	1.67%	1.46%	1.02%	1.23%
Supplemental Data
Net assets, end of period (in millions)	$ 719	$ 831	$ 801	$ 1,618	$ 1,551
Portfolio turnover rate E	29%	76%	78%	44%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.54	$ 16.94	$ 31.01	$ 32.22	$ 29.83
Income from Investment Operations
Net investment income (loss) C	.22	.25	.31	.25	.30
Net realized and unrealized gain (loss)	.82	3.63	(12.39)	1.44	3.98
Total from investment operations	1.04	3.88	(12.08)	1.69	4.28
Distributions from net investment income	(.21)	(.28)	(.31)	(.33)	(.24)
Distributions from net realized gain	-	-	(1.68)	(2.57)	(1.65)
Total distributions	(.21)	(.28)	(1.99)	(2.90)	(1.89)
Net asset value, end of period	$ 21.37	$ 20.54	$ 16.94	$ 31.01	$ 32.22
Total Return A, B	5.09%	23.35%	(41.49)%	5.60%	15.19%
Ratios to Average Net Assets D, F
Expenses before reductions	1.23%	1.28%	1.21%	1.18%	1.20%
Expenses net of fee waivers, if any	1.23%	1.28%	1.21%	1.18%	1.20%
Expenses net of all reductions	1.22%	1.27%	1.21%	1.18%	1.19%
Net investment income (loss)	1.03%	1.47%	1.25%	.81%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$ 1,108	$ 1,264	$ 1,286	$ 2,711	$ 3,076
Portfolio turnover rate E	29%	76%	78%	44%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.33	$ 16.77	$ 30.67	$ 31.89	$ 29.54
Income from Investment Operations
Net investment income (loss) C	.09	.15	.17	.06	.11
Net realized and unrealized gain (loss)	.82	3.59	(12.26)	1.41	3.94
Total from investment operations	.91	3.74	(12.09)	1.47	4.05
Distributions from net investment income	(.08)	(.18)	(.13)	(.12)	(.05)
Distributions from net realized gain	-	-	(1.68)	(2.57)	(1.65)
Total distributions	(.08)	(.18)	(1.81)	(2.69)	(1.70)
Net asset value, end of period	$ 21.16	$ 20.33	$ 16.77	$ 30.67	$ 31.89
Total Return A, B	4.49%	22.59%	(41.80)%	4.95%	14.46%
Ratios to Average Net Assets D, F
Expenses before reductions	1.82%	1.84%	1.80%	1.79%	1.83%
Expenses net of fee waivers, if any	1.82%	1.84%	1.80%	1.79%	1.83%
Expenses net of all reductions	1.81%	1.84%	1.80%	1.79%	1.82%
Net investment income (loss)	.44%	.90%	.66%	.20%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 63	$ 88	$ 115	$ 314	$ 420
Portfolio turnover rate E	29%	76%	78%	44%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.34	$ 16.78	$ 30.70	$ 31.93	$ 29.59
Income from Investment Operations
Net investment income (loss) C	.09	.16	.17	.08	.13
Net realized and unrealized gain (loss)	.82	3.59	(12.26)	1.42	3.95
Total from investment operations	.91	3.75	(12.09)	1.50	4.08
Distributions from net investment income	(.09)	(.19)	(.15)	(.16)	(.09)
Distributions from net realized gain	-	-	(1.68)	(2.57)	(1.65)
Total distributions	(.09)	(.19)	(1.83)	(2.73)	(1.74)
Net asset value, end of period	$ 21.16	$ 20.34	$ 16.78	$ 30.70	$ 31.93
Total Return A, B	4.50%	22.63%	(41.79)%	5.03%	14.52%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.83%	1.77%	1.73%	1.76%
Expenses net of fee waivers, if any	1.80%	1.83%	1.77%	1.73%	1.76%
Expenses net of all reductions	1.79%	1.83%	1.77%	1.73%	1.76%
Net investment income (loss)	.46%	.91%	.70%	.26%	.45%
Supplemental Data
Net assets, end of period (in millions)	$ 149	$ 165	$ 170	$ 385	$ 403
Portfolio turnover rate E	29%	76%	78%	44%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.85	$ 17.20	$ 31.46	$ 32.64	$ 30.20
Income from Investment Operations
Net investment income (loss) B	.32	.34	.44	.41	.46
Net realized and unrealized gain (loss)	.83	3.68	(12.57)	1.46	4.02
Total from investment operations	1.15	4.02	(12.13)	1.87	4.48
Distributions from net investment income	(.30)	(.37)	(.45)	(.48)	(.39)
Distributions from net realized gain	-	-	(1.68)	(2.57)	(1.65)
Total distributions	(.30)	(.37)	(2.13)	(3.05)	(2.04)
Net asset value, end of period	$ 21.70	$ 20.85	$ 17.20	$ 31.46	$ 32.64
Total Return A	5.56%	23.90%	(41.18)%	6.14%	15.75%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.79%	.72%	.69%	.70%
Expenses net of fee waivers, if any	.77%	.79%	.72%	.69%	.70%
Expenses net of all reductions	.76%	.78%	.72%	.68%	.69%
Net investment income (loss)	1.49%	1.96%	1.75%	1.30%	1.52%
Supplemental Data
Net assets, end of period (in millions)	$ 464	$ 1,127	$ 1,249	$ 1,936	$ 1,893
Portfolio turnover rate D	29%	76%	78%	44%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010 Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transaction, market discount, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 385,170
Gross unrealized depreciation	(295,660)
Net unrealized appreciation (depreciation)	$ 89,510

Tax Cost	$ 2,409,233

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,576
Capital loss carryforward	$ (717,083)
Net unrealized appreciation (depreciation)	$ 89,518

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 34,035	$ 60,764

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short short-term securities, aggregated $839,835 and $1,962,196, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,945	$ 17
Class T	.25%	.25%	5,947	20
Class B	.75%	.25%	762	572
Class C	.75%	.25%	1,575	79
			$ 10,229	$ 688

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 76
Class T	36
Class B*	117
Class C*	4
$ 233

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,260.29
Class T	2,665.22
Class B	238.31
Class C	464.29
Institutional Class	2,080.27
	$ 7,707

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 19,438.43%		$ 3

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for

Annual Report

8. Security Lending - continued

lending certain types of securities. Security lending income is presented in the Statement of Operations as a component income from Fidelity Central Funds. Total security lending income during the period amounted to $351. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $105 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 9,497	$ 14,404
Class T	12,034	19,391
Class B	305	1,001
Class C	716	1,701
Institutional Class	11,483	24,267
Total	$ 34,035	$ 60,764

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	5,675	7,500	$ 117,783	$ 124,679
Reinvestment of distributions	430	831	8,915	13,553
Shares redeemed	(12,999)	(15,214)	(267,940)	(254,010)
Net increase (decrease)	(6,894)	(6,883)	$ (141,242)	$ (115,778)
Class T
Shares sold	6,952	10,705	$ 146,349	$ 178,741
Reinvestment of distributions	551	1,131	11,600	18,667
Shares redeemed	(17,207)	(26,220)	(361,081)	(437,906)
Net increase (decrease)	(9,704)	(14,384)	$ (203,132)	$ (240,498)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class B
Shares sold	344	396	$ 7,171	$ 6,600
Reinvestment of distributions	14	57	284	914
Shares redeemed	(1,741)	(2,962)	(36,221)	(48,389)
Net increase (decrease)	(1,383)	(2,509)	$ (28,766)	$ (40,875)
Class C
Shares sold	765	1,003	$ 15,955	$ 16,749
Reinvestment of distributions	30	90	626	1,466
Shares redeemed	(1,869)	(3,080)	(38,752)	(50,229)
Net increase (decrease)	(1,074)	(1,987)	$ (22,171)	$ (32,014)
Institutional Class
Shares sold	3,951	8,518	$ 83,852	$ 137,187
Reinvestment of distributions	517	1,395	11,028	23,399
Shares redeemed	(37,151)	(28,497)	(791,373)	(499,649)
Net increase (decrease)	(32,683)	(18,584)	$ (696,493)	$ (339,063)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued
+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Income Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPI-UANN-0111
1.786681.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Equity Income
Fund - Institutional Class

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	5.56%	-1.12%	2.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Institutional Class on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Stephen Petersen, Portfolio Manager of Fidelity Advisor® Equity Income Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 5.26%, 5.09%, 4.49% and 4.50%, respectively (excluding sales charges), trailing the 10.08% gain of the Russell 3000® Value Index. The largest detractor was security selection within consumer discretionary, especially auto-related names, but the negative impact was more than offset by overweighting this strong-performing group. Positioning in financials also detracted, as did poor picks in energy, information technology and utilities. On the upside, the fund's holdings in industrials and telecommunication services helped, as did overweighting the energy and information technology sectors. On an individual security basis, a sizable stake in Toll Brothers, which struggled due to a disappointing housing market recovery, detracted the most. Within financials, large positions in brokerage firm Morgan Stanley and financial services giant Bank of America hurt. Within consumer discretionary, tax-preparation firm H&R Block felt the impact of a reduction in the number of tax filers. The biggest boost came from timely ownership of Exxon Mobil, followed by stakes in telecom firm Qwest Communications International and truck engine maker Cummins.

Comments from Stephen Petersen, Portfolio Manager of Fidelity Advisor® Equity Income Fund: For the year, the fund's Institutional Class shares returned 5.56%, trailing the 10.08% gain of the Russell 3000® Value Index. The largest detractor was security selection within consumer discretionary, especially auto-related names, but the negative impact was more than offset by overweighting this strong-performing group. Positioning in financials also detracted, as did poor picks in energy, information technology and utilities. On the upside, the fund's holdings in industrials and telecommunication services helped, as did overweighting the energy and information technology sectors. On an individual security basis, a sizable stake in Toll Brothers, which struggled due to a disappointing housing market recovery, detracted the most. Within financials, large positions in brokerage firm Morgan Stanley and financial services giant Bank of America hurt. Within consumer discretionary, tax-preparation firm H&R Block felt the impact of a reduction in the number of tax filers. The biggest boost came from timely ownership of Exxon Mobil, followed by stakes in telecom firm Qwest Communications International and truck engine maker Cummins.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.05%
Actual		$ 1,000.00	$ 1,049.90	$ 5.40
HypotheticalA		$ 1,000.00	$ 1,019.80	$ 5.32
Class T	1.22%
Actual		$ 1,000.00	$ 1,049.30	$ 6.27
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.17
Class B	1.80%
Actual		$ 1,000.00	$ 1,046.00	$ 9.23
HypotheticalA		$ 1,000.00	$ 1,016.04	$ 9.10
Class C	1.80%
Actual		$ 1,000.00	$ 1,046.30	$ 9.23
HypotheticalA		$ 1,000.00	$ 1,016.04	$ 9.10
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,051.10	$ 4.01
HypotheticalA		$ 1,000.00	$ 1,021.16	$ 3.95

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.1	3.7
Wells Fargo & Co.	2.9	3.4
Chevron Corp.	2.4	2.4
AT&T, Inc.	2.2	2.3
Exxon Mobil Corp.	2.2	3.3
Pfizer, Inc.	2.1	2.1
Toll Brothers, Inc.	2.1	2.1
Bank of America Corp.	2.1	3.5
PNC Financial Services Group, Inc.	1.9	2.5
General Electric Co.	1.6	1.4
	22.6
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	27.7
Consumer Discretionary	15.6	16.9
Energy	14.1	15.0
Industrials	11.2	10.7
Health Care	8.3	6.7
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 96.0%		Stocks 98.0%
	Convertible Securities 2.5%		Convertible Securities 1.7%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	11.6%	** Foreign investments	11.7%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.5%
Auto Components - 1.3%
Johnson Controls, Inc.	517,758	$ 18,867
Michelin CGDE Series B	93,942	6,355
The Goodyear Tire & Rubber Co. (a)	737,400	7,050
		32,272
Automobiles - 1.7%
Daimler AG (Germany) (a)	134,016	8,674
Ford Motor Co. (a)	659,139	10,507
Harley-Davidson, Inc.	612,000	19,143
Thor Industries, Inc.	112,500	3,322
Winnebago Industries, Inc. (a)	215,300	2,256
		43,902
Diversified Consumer Services - 0.4%
H&R Block, Inc.	790,700	9,955
Household Durables - 4.4%
KB Home	178,700	2,019
Lennar Corp. Class A	354,400	5,383
Newell Rubbermaid, Inc.	737,500	12,368
PulteGroup, Inc. (a)	360,700	2,258
Stanley Black & Decker, Inc.	349,283	20,793
Techtronic Industries Co. Ltd.	2,061,000	2,240
Toll Brothers, Inc. (a)	2,909,600	52,227
Whirlpool Corp.	164,408	12,002
		109,290
Internet & Catalog Retail - 0.3%
Liberty Media Corp. Interactive Series A (a)	419,574	6,487
Media - 2.2%
Belo Corp. Series A (a)	605,110	3,510
Comcast Corp.:
Class A	486,000	9,720
Class A (special) (non-vtg.)	421,800	8,002
The Walt Disney Co.	610,100	22,275
Time Warner, Inc.	420,500	12,401
		55,908
Multiline Retail - 1.5%
Kohl's Corp. (a)	183,700	10,364
Macy's, Inc.	481,600	12,367
Target Corp.	229,600	13,073
Tuesday Morning Corp. (a)	288,100	1,498
		37,302
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 2.3%
Home Depot, Inc.	896,100	$ 27,071
Lowe's Companies, Inc.	458,500	10,408
OfficeMax, Inc. (a)	271,300	4,637
RadioShack Corp.	282,100	5,205
Staples, Inc.	438,400	9,649
		56,970
Textiles, Apparel & Luxury Goods - 0.4%
Phillips-Van Heusen Corp.	85,284	5,786
Warnaco Group, Inc. (a)	80,537	4,337
		10,123
TOTAL CONSUMER DISCRETIONARY		362,209
CONSUMER STAPLES - 5.2%
Beverages - 1.0%
Carlsberg AS Series B	64,202	6,060
PepsiCo, Inc.	74,637	4,824
The Coca-Cola Co.	208,971	13,201
		24,085
Food & Staples Retailing - 1.2%
CVS Caremark Corp.	194,500	6,030
Kroger Co.	466,100	10,977
Walgreen Co.	331,340	11,547
Winn-Dixie Stores, Inc. (a)	345,490	2,101
		30,655
Food Products - 0.4%
Nestle SA	198,460	10,787
Household Products - 1.5%
Kimberly-Clark Corp.	106,531	6,593
Procter & Gamble Co.	503,229	30,732
		37,325
Personal Products - 0.2%
Avon Products, Inc.	149,081	4,258
Tobacco - 0.9%
Philip Morris International, Inc.	388,100	22,079
TOTAL CONSUMER STAPLES		129,189
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 13.9%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	398,033	$ 20,761
Halliburton Co.	339,636	12,852
Noble Corp.	516,017	17,503
Pride International, Inc. (a)	290,787	9,043
Transocean Ltd. (a)	60,377	4,047
		64,206
Oil, Gas & Consumable Fuels - 11.3%
Anadarko Petroleum Corp.	206,240	13,232
Apache Corp.	95,300	10,258
BP PLC sponsored ADR	530,487	21,219
Chevron Corp.	728,730	59,005
ConocoPhillips	420,436	25,298
CONSOL Energy, Inc.	247,900	10,402
Devon Energy Corp.	108,200	7,636
Exxon Mobil Corp.	786,102	54,681
Marathon Oil Corp.	356,119	11,919
Occidental Petroleum Corp.	204,134	17,998
Royal Dutch Shell PLC Class A sponsored ADR (d)	642,900	39,005
Southwestern Energy Co. (a)	346,100	12,529
		283,182
TOTAL ENERGY		347,388
FINANCIALS - 24.9%
Capital Markets - 4.5%
Bank of New York Mellon Corp.	726,310	19,603
Bank Sarasin & Co. Ltd. Series B (Reg.)	118,016	4,404
Goldman Sachs Group, Inc.	162,003	25,295
Morgan Stanley	1,261,401	30,854
State Street Corp.	375,731	16,232
UBS AG (a)	371,030	5,589
UBS AG (NY Shares) (a)	705,400	10,630
		112,607
Commercial Banks - 8.2%
Associated Banc-Corp.	1,048,552	13,416
Barclays PLC	2,447,609	9,833
BB&T Corp.	603,014	13,990
BNP Paribas SA	19,800	1,172
Comerica, Inc.	220,300	8,039
Huntington Bancshares, Inc.	963,200	5,620
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
KeyCorp	1,443,200	$ 10,867
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	1,706,500	8,038
PNC Financial Services Group, Inc.	883,289	47,565
U.S. Bancorp, Delaware	606,000	14,411
Wells Fargo & Co.	2,632,992	71,644
		204,595
Consumer Finance - 1.5%
American Express Co.	231,395	10,001
Capital One Financial Corp.	135,416	5,042
Discover Financial Services	819,800	14,986
SLM Corp. (a)	533,200	6,158
		36,187
Diversified Financial Services - 7.2%
Bank of America Corp.	4,698,959	51,454
Citigroup, Inc. (a)	7,477,537	31,406
CME Group, Inc.	18,922	5,451
JPMorgan Chase & Co.	2,098,447	78,437
Moody's Corp. (d)	533,788	14,322
		181,070
Insurance - 1.5%
Berkshire Hathaway, Inc. Class B (a)	63,700	5,076
First American Financial Corp.	290,522	4,117
Hartford Financial Services Group, Inc.	256,289	5,705
Marsh & McLennan Companies, Inc.	235,845	5,915
Unum Group	575,526	12,368
XL Capital Ltd. Class A	211,391	4,156
		37,337
Real Estate Investment Trusts - 1.6%
Boston Properties, Inc.	67,421	5,650
Camden Property Trust (SBI)	69,492	3,549
HCP, Inc.	311,638	10,262
ProLogis Trust	162,200	2,110
Rayonier, Inc.	79,595	4,056
Segro PLC	698,000	2,967
Ventas, Inc.	126,300	6,475
Weyerhaeuser Co.	363,821	6,072
		41,141
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.4%
CB Richard Ellis Group, Inc. Class A (a)	463,200	$ 8,889
Unite Group PLC (a)	379,028	1,104
		9,993
TOTAL FINANCIALS		622,930
HEALTH CARE - 8.3%
Biotechnology - 1.3%
Amgen, Inc. (a)	308,200	16,239
Cephalon, Inc. (a)	77,700	4,933
Genta, Inc. (a)	1	0
Gilead Sciences, Inc. (a)	297,907	10,874
		32,046
Health Care Equipment & Supplies - 1.4%
C. R. Bard, Inc.	95,695	8,120
CareFusion Corp. (a)	486,300	11,122
Covidien PLC	130,500	5,490
Stryker Corp.	200,700	10,053
		34,785
Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc.	314,900	11,500
Pharmaceuticals - 5.2%
GlaxoSmithKline PLC	188,977	3,579
GlaxoSmithKline PLC sponsored ADR	19,900	762
Johnson & Johnson	383,183	23,585
Merck & Co., Inc.	1,061,391	36,586
Pfizer, Inc.	3,272,779	53,314
Sanofi-Aventis	197,812	11,989
		129,815
TOTAL HEALTH CARE		208,146
INDUSTRIALS - 11.2%
Aerospace & Defense - 2.7%
Goodrich Corp.	65,100	5,584
Honeywell International, Inc.	411,562	20,459
Spirit AeroSystems Holdings, Inc. Class A (a)	211,693	4,122
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	203,000	$ 12,945
United Technologies Corp.	307,900	23,176
		66,286
Building Products - 0.4%
Armstrong World Industries, Inc.	60,505	2,933
Masco Corp.	659,400	7,194
		10,127
Commercial Services & Supplies - 0.4%
Pitney Bowes, Inc.	181,900	3,991
Republic Services, Inc.	230,695	6,492
		10,483
Construction & Engineering - 0.6%
Fluor Corp.	127,900	7,396
KBR, Inc.	318,800	8,633
		16,029
Industrial Conglomerates - 3.7%
General Electric Co.	2,573,031	40,731
Koninklijke Philips Electronics NV unit	201,500	5,461
Rheinmetall AG	151,400	9,770
Siemens AG sponsored ADR	189,900	20,851
Textron, Inc.	384,900	8,606
Tyco International Ltd.	182,300	6,907
		92,326
Machinery - 2.6%
Briggs & Stratton Corp.	538,710	9,379
Caterpillar, Inc.	63,500	5,372
Cummins, Inc.	179,600	17,443
Harsco Corp.	39,710	955
Ingersoll-Rand Co. Ltd.	372,400	15,268
Kennametal, Inc.	113,700	3,845
Navistar International Corp. (a)	138,700	7,099
SPX Corp.	74,100	4,867
		64,228
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.8%
CSX Corp.	169,100	$ 10,283
Union Pacific Corp.	120,100	10,822
		21,105
TOTAL INDUSTRIALS		280,584
INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 0.7%
Cisco Systems, Inc. (a)	397,691	7,620
Comverse Technology, Inc. (a)	804,375	6,186
Motorola, Inc. (a)	339,555	2,601
		16,407
Computers & Peripherals - 1.0%
Hewlett-Packard Co.	571,514	23,964
Electronic Equipment & Components - 1.4%
Agilent Technologies, Inc. (a)	299,688	10,495
Arrow Electronics, Inc. (a)	157,862	4,895
Avnet, Inc. (a)	226,450	6,941
Tyco Electronics Ltd.	462,900	14,081
		36,412
IT Services - 0.4%
CoreLogic, Inc. (a)	169,575	3,088
MoneyGram International, Inc. (a)	232,100	569
Visa, Inc. Class A	101,344	7,484
		11,141
Office Electronics - 0.4%
Xerox Corp.	807,300	9,252
Semiconductors & Semiconductor Equipment - 2.9%
Analog Devices, Inc.	74,500	2,649
Applied Materials, Inc.	1,125,700	13,992
Intel Corp.	1,280,800	27,050
Micron Technology, Inc. (a)	951,800	6,910
National Semiconductor Corp.	718,800	9,596
Samsung Electronics Co. Ltd.	6,418	4,578
Teradyne, Inc. (a)	196,400	2,329
Varian Semiconductor Equipment Associates, Inc. (a)	214,600	6,766
		73,870
TOTAL INFORMATION TECHNOLOGY		171,046
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 2.5%
Chemicals - 1.6%
Clariant AG (Reg.) (a)	582,392	$ 10,515
Dow Chemical Co.	355,190	11,075
E.I. du Pont de Nemours & Co.	296,100	13,914
PPG Industries, Inc.	59,600	4,646
		40,150
Construction Materials - 0.2%
HeidelbergCement AG	95,800	5,204
Metals & Mining - 0.7%
Alcoa, Inc.	619,800	8,132
Commercial Metals Co.	230,800	3,547
Freeport-McMoRan Copper & Gold, Inc.	65,213	6,607
		18,286
TOTAL MATERIALS		63,640
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.4%
AT&T, Inc.	2,009,423	55,842
Qwest Communications International, Inc.	2,460,500	17,224
Verizon Communications, Inc.	1,152,032	36,877
		109,943
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	2,744,836	10,375
TOTAL TELECOMMUNICATION SERVICES		120,318
UTILITIES - 3.7%
Electric Utilities - 2.2%
Allegheny Energy, Inc.	406,109	9,267
American Electric Power Co., Inc.	574,336	20,446
Entergy Corp.	131,280	9,352
FirstEnergy Corp.	475,953	16,711
		55,776
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	1,375,700	14,871
Multi-Utilities - 0.9%
Alliant Energy Corp.	155,651	5,652
PG&E Corp.	136,807	6,420
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - continued
Public Service Enterprise Group, Inc.	268,129	$ 8,266
Veolia Environnement	29,800	785
		21,123
TOTAL UTILITIES		91,770
TOTAL COMMON STOCKS (Cost $2,246,985)		2,397,220
Preferred Stocks - 2.1%

Convertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
General Motors Co. 4.75% (a)	297,800	15,098
Household Durables - 0.0%
Stanley Black & Decker, Inc. 4.75% (a)	6,300	643
TOTAL CONSUMER DISCRETIONARY		15,741
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Apache Corp. 6.00%	55,800	3,384
FINANCIALS - 1.0%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	5,200	5,590
Diversified Financial Services - 0.3%
Citigroup, Inc. 7.50%	50,900	6,363
Insurance - 0.5%
Hartford Financial Services Group, Inc. Series F 7.25%	167,000	3,851
XL Capital Ltd. 10.75%	292,900	8,365
		12,216
TOTAL FINANCIALS		24,169
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	62,300	$ 3,370
TOTAL CONVERTIBLE PREFERRED STOCKS		46,664
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	40,294	6,474
TOTAL PREFERRED STOCKS (Cost $44,973)		53,138
Convertible Bonds - 0.6%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.3%
MGM Mirage, Inc. 4.25% 4/15/15 (e)	$ 6,680	6,622
Leisure Equipment & Products - 0.0%
Eastman Kodak Co. 7% 4/1/17	1,240	1,216
TOTAL CONSUMER DISCRETIONARY		7,838
FINANCIALS - 0.2%
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (e)	3,390	3,449
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 1.875% 6/1/27	2,415	2,205
TOTAL CONVERTIBLE BONDS (Cost $13,239)		13,492
Money Market Funds - 1.4%
	Shares	Value (000s)
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c) (Cost $34,893)	34,892,950	$ 34,893
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $2,340,090)		2,498,743
NET OTHER ASSETS (LIABILITIES) - 0.1%		3,214
NET ASSETS - 100%		$ 2,501,957
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,071,000 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 35
Fidelity Securities Lending Cash Central Fund	351
Total	$ 386
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 384,424	$ 383,781	$ 643	$ -
Consumer Staples	129,189	129,189	-	-
Energy	350,772	350,772	-	-
Financials	647,099	621,463	25,636	-
Health Care	208,146	192,578	15,568	-
Industrials	280,584	280,584	-	-
Information Technology	171,046	171,046	-	-
Materials	63,640	63,640	-	-
Telecommunication Services	120,318	120,318	-	-
Utilities	95,140	90,985	4,155	-
Corporate Bonds	13,492	-	13,492	-
Money Market Funds	34,893	34,893	-	-
Total Investments in Securities:	$ 2,498,743	$ 2,439,249	$ 59,494	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.4%
Switzerland	3.3%
United Kingdom	3.1%
Germany	1.9%
Ireland	1.3%
Others (Individually Less Than 1%)	2.0%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $717,083,000 of which $197,098,000 and $519,985,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $33,833) - See accompanying schedule: Unaffiliated issuers (cost $2,305,197)	$ 2,463,850
Fidelity Central Funds (cost $34,893)	34,893
Total Investments (cost $2,340,090)		$ 2,498,743
Cash		965
Receivable for investments sold		44,160
Receivable for fund shares sold		1,510
Dividends receivable		5,673
Interest receivable		103
Distributions receivable from Fidelity Central Funds		54
Prepaid expenses		10
Other receivables		126
Total assets		2,551,344

Liabilities
Payable for investments purchased	$ 2,701
Payable for fund shares redeemed	9,208
Accrued management fee	992
Distribution and service plan fees payable	811
Other affiliated payables	634
Other payables and accrued expenses	148
Collateral on securities loaned, at value	34,893
Total liabilities		49,387

Net Assets		$ 2,501,957
Net Assets consist of:
Paid in capital		$ 3,121,042
Undistributed net investment income		8,521
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(786,267)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		158,661
Net Assets		$ 2,501,957

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($718,741 ÷ 34,109 shares)	$ 21.07

Maximum offering price per share (100/94.25 of $21.07)	$ 22.36
Class T: Net Asset Value and redemption price per share ($1,107,520 ÷ 51,825 shares)	$ 21.37

Maximum offering price per share (100/96.50 of $21.37)	$ 22.15
Class B: Net Asset Value and offering price per share ($62,641 ÷ 2,960 shares)A	$ 21.16

Class C: Net Asset Value and offering price per share ($149,026 ÷ 7,044 shares)A	$ 21.16

Institutional Class: Net Asset Value, offering price and redemption price per share ($464,029 ÷ 21,380 shares)	$ 21.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 65,111
Interest		1,587
Income from Fidelity Central Funds		386
Total income		67,084

Expenses
Management fee	$ 13,712
Transfer agent fees	7,707
Distribution and service plan fees	10,229
Accounting and security lending fees	893
Custodian fees and expenses	103
Independent trustees' compensation	18
Registration fees	100
Audit	58
Legal	15
Interest	3
Miscellaneous	47
Total expenses before reductions	32,885
Expense reductions	(105)	32,780
Net investment income (loss)		34,304
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	506,843
Foreign currency transactions	(98)
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		506,746
Change in net unrealized appreciation (depreciation) on: Investment securities	(387,990)
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		(387,983)
Net gain (loss)		118,763
Net increase (decrease) in net assets resulting from operations		$ 153,067

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,304	$ 54,147
Net realized gain (loss)	506,746	(268,926)
Change in net unrealized appreciation (depreciation)	(387,983)	897,824
Net increase (decrease) in net assets resulting from operations	153,067	683,045
Distributions to shareholders from net investment income	(34,035)	(60,764)
Share transactions - net increase (decrease)	(1,091,804)	(768,228)
Total increase (decrease) in net assets	(972,772)	(145,947)

Net Assets
Beginning of period	3,474,729	3,620,676
End of period (including undistributed net investment income of $8,521 and undistributed net investment income of $8,187, respectively)	$ 2,501,957	$ 3,474,729

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 16.72	$ 30.63	$ 31.82	$ 29.49
Income from Investment Operations
Net investment income (loss) C	.25	.28	.36	.32	.36
Net realized and unrealized gain (loss)	.81	3.58	(12.22)	1.41	3.93
Total from investment operations	1.06	3.86	(11.86)	1.73	4.29
Distributions from net investment income	(.25)	(.32)	(.37)	(.35)	(.31)
Distributions from net realized gain	-	-	(1.68)	(2.57)	(1.65)
Total distributions	(.25)	(.32)	(2.05)	(2.92)	(1.96)
Net asset value, end of period	$ 21.07	$ 20.26	$ 16.72	$ 30.63	$ 31.82
Total Return A, B	5.26%	23.58%	(41.34)%	5.82%	15.44%
Ratios to Average Net Assets D, F
Expenses before reductions	1.04%	1.07%	1.01%	.97%	.99%
Expenses net of fee waivers, if any	1.04%	1.07%	1.01%	.97%	.99%
Expenses net of all reductions	1.04%	1.07%	1.00%	.96%	.98%
Net investment income (loss)	1.21%	1.67%	1.46%	1.02%	1.23%
Supplemental Data
Net assets, end of period (in millions)	$ 719	$ 831	$ 801	$ 1,618	$ 1,551
Portfolio turnover rate E	29%	76%	78%	44%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.54	$ 16.94	$ 31.01	$ 32.22	$ 29.83
Income from Investment Operations
Net investment income (loss) C	.22	.25	.31	.25	.30
Net realized and unrealized gain (loss)	.82	3.63	(12.39)	1.44	3.98
Total from investment operations	1.04	3.88	(12.08)	1.69	4.28
Distributions from net investment income	(.21)	(.28)	(.31)	(.33)	(.24)
Distributions from net realized gain	-	-	(1.68)	(2.57)	(1.65)
Total distributions	(.21)	(.28)	(1.99)	(2.90)	(1.89)
Net asset value, end of period	$ 21.37	$ 20.54	$ 16.94	$ 31.01	$ 32.22
Total Return A, B	5.09%	23.35%	(41.49)%	5.60%	15.19%
Ratios to Average Net Assets D, F
Expenses before reductions	1.23%	1.28%	1.21%	1.18%	1.20%
Expenses net of fee waivers, if any	1.23%	1.28%	1.21%	1.18%	1.20%
Expenses net of all reductions	1.22%	1.27%	1.21%	1.18%	1.19%
Net investment income (loss)	1.03%	1.47%	1.25%	.81%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$ 1,108	$ 1,264	$ 1,286	$ 2,711	$ 3,076
Portfolio turnover rate E	29%	76%	78%	44%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.33	$ 16.77	$ 30.67	$ 31.89	$ 29.54
Income from Investment Operations
Net investment income (loss) C	.09	.15	.17	.06	.11
Net realized and unrealized gain (loss)	.82	3.59	(12.26)	1.41	3.94
Total from investment operations	.91	3.74	(12.09)	1.47	4.05
Distributions from net investment income	(.08)	(.18)	(.13)	(.12)	(.05)
Distributions from net realized gain	-	-	(1.68)	(2.57)	(1.65)
Total distributions	(.08)	(.18)	(1.81)	(2.69)	(1.70)
Net asset value, end of period	$ 21.16	$ 20.33	$ 16.77	$ 30.67	$ 31.89
Total Return A, B	4.49%	22.59%	(41.80)%	4.95%	14.46%
Ratios to Average Net Assets D, F
Expenses before reductions	1.82%	1.84%	1.80%	1.79%	1.83%
Expenses net of fee waivers, if any	1.82%	1.84%	1.80%	1.79%	1.83%
Expenses net of all reductions	1.81%	1.84%	1.80%	1.79%	1.82%
Net investment income (loss)	.44%	.90%	.66%	.20%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 63	$ 88	$ 115	$ 314	$ 420
Portfolio turnover rate E	29%	76%	78%	44%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.34	$ 16.78	$ 30.70	$ 31.93	$ 29.59
Income from Investment Operations
Net investment income (loss) C	.09	.16	.17	.08	.13
Net realized and unrealized gain (loss)	.82	3.59	(12.26)	1.42	3.95
Total from investment operations	.91	3.75	(12.09)	1.50	4.08
Distributions from net investment income	(.09)	(.19)	(.15)	(.16)	(.09)
Distributions from net realized gain	-	-	(1.68)	(2.57)	(1.65)
Total distributions	(.09)	(.19)	(1.83)	(2.73)	(1.74)
Net asset value, end of period	$ 21.16	$ 20.34	$ 16.78	$ 30.70	$ 31.93
Total Return A, B	4.50%	22.63%	(41.79)%	5.03%	14.52%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.83%	1.77%	1.73%	1.76%
Expenses net of fee waivers, if any	1.80%	1.83%	1.77%	1.73%	1.76%
Expenses net of all reductions	1.79%	1.83%	1.77%	1.73%	1.76%
Net investment income (loss)	.46%	.91%	.70%	.26%	.45%
Supplemental Data
Net assets, end of period (in millions)	$ 149	$ 165	$ 170	$ 385	$ 403
Portfolio turnover rate E	29%	76%	78%	44%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.85	$ 17.20	$ 31.46	$ 32.64	$ 30.20
Income from Investment Operations
Net investment income (loss) B	.32	.34	.44	.41	.46
Net realized and unrealized gain (loss)	.83	3.68	(12.57)	1.46	4.02
Total from investment operations	1.15	4.02	(12.13)	1.87	4.48
Distributions from net investment income	(.30)	(.37)	(.45)	(.48)	(.39)
Distributions from net realized gain	-	-	(1.68)	(2.57)	(1.65)
Total distributions	(.30)	(.37)	(2.13)	(3.05)	(2.04)
Net asset value, end of period	$ 21.70	$ 20.85	$ 17.20	$ 31.46	$ 32.64
Total Return A	5.56%	23.90%	(41.18)%	6.14%	15.75%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.79%	.72%	.69%	.70%
Expenses net of fee waivers, if any	.77%	.79%	.72%	.69%	.70%
Expenses net of all reductions	.76%	.78%	.72%	.68%	.69%
Net investment income (loss)	1.49%	1.96%	1.75%	1.30%	1.52%
Supplemental Data
Net assets, end of period (in millions)	$ 464	$ 1,127	$ 1,249	$ 1,936	$ 1,893
Portfolio turnover rate D	29%	76%	78%	44%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010 Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transaction, market discount, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 385,170
Gross unrealized depreciation	(295,660)
Net unrealized appreciation (depreciation)	$ 89,510

Tax Cost	$ 2,409,233

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,576
Capital loss carryforward	$ (717,083)
Net unrealized appreciation (depreciation)	$ 89,518

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 34,035	$ 60,764

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short short-term securities, aggregated $839,835 and $1,962,196, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,945	$ 17
Class T	.25%	.25%	5,947	20
Class B	.75%	.25%	762	572
Class C	.75%	.25%	1,575	79
			$ 10,229	$ 688

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 76
Class T	36
Class B*	117
Class C*	4
$ 233

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,260.29
Class T	2,665.22
Class B	238.31
Class C	464.29
Institutional Class	2,080.27
	$ 7,707

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 19,438.43%		$ 3

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for

Annual Report

8. Security Lending - continued

lending certain types of securities. Security lending income is presented in the Statement of Operations as a component income from Fidelity Central Funds. Total security lending income during the period amounted to $351. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $105 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 9,497	$ 14,404
Class T	12,034	19,391
Class B	305	1,001
Class C	716	1,701
Institutional Class	11,483	24,267
Total	$ 34,035	$ 60,764

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	5,675	7,500	$ 117,783	$ 124,679
Reinvestment of distributions	430	831	8,915	13,553
Shares redeemed	(12,999)	(15,214)	(267,940)	(254,010)
Net increase (decrease)	(6,894)	(6,883)	$ (141,242)	$ (115,778)
Class T
Shares sold	6,952	10,705	$ 146,349	$ 178,741
Reinvestment of distributions	551	1,131	11,600	18,667
Shares redeemed	(17,207)	(26,220)	(361,081)	(437,906)
Net increase (decrease)	(9,704)	(14,384)	$ (203,132)	$ (240,498)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class B
Shares sold	344	396	$ 7,171	$ 6,600
Reinvestment of distributions	14	57	284	914
Shares redeemed	(1,741)	(2,962)	(36,221)	(48,389)
Net increase (decrease)	(1,383)	(2,509)	$ (28,766)	$ (40,875)
Class C
Shares sold	765	1,003	$ 15,955	$ 16,749
Reinvestment of distributions	30	90	626	1,466
Shares redeemed	(1,869)	(3,080)	(38,752)	(50,229)
Net increase (decrease)	(1,074)	(1,987)	$ (22,171)	$ (32,014)
Institutional Class
Shares sold	3,951	8,518	$ 83,852	$ 137,187
Reinvestment of distributions	517	1,395	11,028	23,399
Shares redeemed	(37,151)	(28,497)	(791,373)	(499,649)
Net increase (decrease)	(32,683)	(18,584)	$ (696,493)	$ (339,063)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Income Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPII-UANN-0111
1.786682.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Equity Value
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	4.08%	-1.82%	1.70%
Class T (incl. 3.50% sales charge)	6.21%	-1.62%	1.69%
Class B (incl. contingent deferred sales charge)B	4.67%	-1.70%	1.77%
Class C (incl. contingent deferred sales charge)C	8.64%	-1.40%	1.57%

A From May 9, 2001.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Value Fund - Class A on May 9, 2001, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Scott Offen, Portfolio Manager of Fidelity Advisor® Equity Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 10.42%, 10.06%, 9.67% and 9.64%, respectively (excluding sales charges), compared with 10.08% for the Russell 3000® Value Index. Relative to the index, the fund benefited from strong security selection within industrials, particularly the capital goods industry, and financials. Overweighting consumer discretionary stocks also helped, although any gain was offset by weak security selection here. Poor picks in information technology also hurt. Individual contributors included an underweighting in integrated oil firm and major index component Exxon Mobil, diesel-truck-engine manufacturer Cummins, real estate services provider CB Richard Ellis Group, shopping-mall real estate investment trust (REIT) CBL & Associates Properties, British media company Virgin Media and diversified financials company Citigroup. Among the main detractors were homebuilders PulteGroup and KB Home, integrated oil firm Royal Dutch Shell, capital markets company Morgan Stanley, telecommunication services provider Verizon Communications and independent oil and natural gas company Southwestern Energy. Some stocks I've mentioned were not part of the index and/or were sold by period end.

Comments from Scott Offen, Portfolio Manager of Fidelity Advisor® Equity Value Fund: For the year, the fund's Institutional Class shares returned 10.65%, compared with 10.08% for the Russell 3000® Value Index. Relative to the index, the fund benefited from strong security selection within industrials, particularly the capital goods industry, and financials. Overweighting consumer discretionary stocks also helped, although any gain was offset by weak security selection here. Poor picks in information technology also hurt. Individual contributors included an underweighting in integrated oil firm and major index component Exxon Mobil, diesel-truck-engine manufacturer Cummins, real estate services provider CB Richard Ellis Group, shopping-mall real estate investment trust (REIT) CBL & Associates Properties, British media company Virgin Media and diversified financial services company Citigroup. Among the main detractors were homebuilders PulteGroup and KB Home, integrated oil firm Royal Dutch Shell, capital markets company Morgan Stanley, telecommunication services provider Verizon Communications and independent oil and natural gas company Southwestern Energy. Some stocks I've mentioned were not part of the index and/or were sold by period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.25%
Actual		$ 1,000.00	$ 1,052.30	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,050.10	$ 7.71
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,048.00	$ 10.27
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,048.40	$ 10.27
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,052.80	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	2.5	1.6
Philip Morris International, Inc.	2.4	0.0
JPMorgan Chase & Co.	2.3	3.0
Wells Fargo & Co.	2.1	2.7
Merck & Co., Inc.	2.0	1.1
Goldman Sachs Group, Inc.	1.9	1.2
U.S. Bancorp, Delaware	1.9	0.9
Chevron Corp.	1.9	0.0
Pfizer, Inc.	1.7	1.8
Procter & Gamble Co.	1.6	0.8
	20.3
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.8	25.1
Industrials	13.3	12.3
Consumer Discretionary	12.8	13.3
Energy	11.8	13.5
Health Care	11.7	8.4
Asset Allocation (% of fund's net assets)
As of November 30, 2010 *		As of May 31, 2010 **
	Stocks 100.0%		Stocks 98.6%
	Short-Term Investments and Net Other Assets 0.0%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	9.2%	** Foreign investments	9.6%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CONSUMER DISCRETIONARY - 12.8%
Auto Components - 0.6%
Modine Manufacturing Co. (a)	13,300	$ 184,338
Tenneco, Inc. (a)	7,358	268,273
		452,611
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	6,231	468,474
General Motors Co.	10,900	372,780
Harley-Davidson, Inc.	2,600	81,328
		922,582
Hotels, Restaurants & Leisure - 1.6%
Brinker International, Inc.	200	4,088
Starbucks Corp.	6,818	208,631
Starwood Hotels & Resorts Worldwide, Inc.	5,900	335,356
The Cheesecake Factory, Inc. (a)	6,300	200,781
WMS Industries, Inc. (a)	7,200	319,320
Wyndham Worldwide Corp.	9,500	273,125
		1,341,301
Household Durables - 3.2%
D.R. Horton, Inc.	58,681	589,157
Lennar Corp. Class A	35,600	540,764
PulteGroup, Inc. (a)	88,562	554,398
Stanley Black & Decker, Inc.	15,125	900,391
		2,584,710
Media - 3.0%
The Walt Disney Co.	27,995	1,022,097
Time Warner Cable, Inc.	8,400	516,936
Virgin Media, Inc.	37,053	944,110
		2,483,143
Specialty Retail - 1.6%
Advance Auto Parts, Inc.	6,600	435,534
Group 1 Automotive, Inc.	3,000	116,190
Lowe's Companies, Inc.	18,400	417,680
OfficeMax, Inc. (a)	11,299	193,100
TJX Companies, Inc.	3,900	177,879
		1,340,383
Textiles, Apparel & Luxury Goods - 1.7%
Phillips-Van Heusen Corp.	8,100	549,504
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Polo Ralph Lauren Corp. Class A	4,319	$ 471,808
VF Corp.	4,300	356,384
		1,377,696
TOTAL CONSUMER DISCRETIONARY		10,502,426
CONSUMER STAPLES - 6.7%
Beverages - 0.8%
Anheuser-Busch InBev SA NV	2,593	141,091
The Coca-Cola Co.	8,800	555,896
		696,987
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	16,000	496,000
Kroger Co.	19,300	454,515
Susser Holdings Corp. (a)	7,750	104,160
Wal-Mart Stores, Inc.	3,200	173,088
Whole Foods Market, Inc. (a)	6,400	302,208
		1,529,971
Household Products - 1.6%
Procter & Gamble Co.	21,742	1,327,784
Tobacco - 2.4%
Philip Morris International, Inc.	34,300	1,951,327
TOTAL CONSUMER STAPLES		5,506,069
ENERGY - 11.8%
Energy Equipment & Services - 3.8%
Baker Hughes, Inc.	6,967	363,399
Ensco International Ltd. ADR	16,350	774,990
National Oilwell Varco, Inc.	14,500	888,705
Noble Corp.	20,800	705,536
Weatherford International Ltd. (a)	17,900	365,339
		3,097,969
Oil, Gas & Consumable Fuels - 8.0%
Alpha Natural Resources, Inc. (a)	4,800	237,888
Apache Corp.	8,500	914,940
Chevron Corp.	19,097	1,546,284
Exxon Mobil Corp.	7,800	542,568
Frontier Oil Corp.	8,200	127,346
Holly Corp.	7,639	274,546
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Occidental Petroleum Corp.	9,521	$ 839,467
Pioneer Natural Resources Co.	5,700	456,627
Royal Dutch Shell PLC Class A sponsored ADR	15,500	940,385
Sunoco, Inc.	5,600	224,784
Talisman Energy, Inc.	21,700	416,625
		6,521,460
TOTAL ENERGY		9,619,429
FINANCIALS - 22.8%
Capital Markets - 2.6%
Goldman Sachs Group, Inc.	10,000	1,561,400
Morgan Stanley	22,600	552,796
		2,114,196
Commercial Banks - 6.2%
City National Corp.	3,800	204,136
Comerica, Inc.	6,500	237,185
Huntington Bancshares, Inc.	40,833	238,261
M&T Bank Corp.	1,600	123,136
PNC Financial Services Group, Inc.	6,276	337,963
Regions Financial Corp.	29,700	159,786
Southwest Bancorp, Inc., Oklahoma	299	3,145
SunTrust Banks, Inc.	11,400	266,304
SVB Financial Group (a)	5,800	260,594
U.S. Bancorp, Delaware	65,166	1,549,647
Wells Fargo & Co.	62,058	1,688,598
		5,068,755
Consumer Finance - 0.4%
Discover Financial Services	18,300	334,524
Diversified Financial Services - 5.8%
Bank of America Corp.	77,674	850,530
Citigroup, Inc. (a)	483,917	2,032,456
JPMorgan Chase & Co.	50,795	1,898,717
		4,781,703
Insurance - 4.1%
AFLAC, Inc.	7,900	406,850
Allstate Corp.	11,100	323,121
Assured Guaranty Ltd.	8,500	144,585
Delphi Financial Group, Inc. Class A	12,003	308,237
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Lincoln National Corp.	19,822	$ 473,349
Loews Corp.	11,000	411,510
MetLife, Inc.	7,500	286,125
Prudential Financial, Inc.	6,000	304,080
Unum Group	4,700	101,003
XL Capital Ltd. Class A	28,400	558,344
		3,317,204
Real Estate Investment Trusts - 2.1%
CBL & Associates Properties, Inc.	32,844	541,926
DiamondRock Hospitality Co.	27,900	293,787
Public Storage	2,600	251,160
Rayonier, Inc.	2,600	132,496
The Macerich Co.	10,735	497,460
		1,716,829
Real Estate Management & Development - 1.6%
CB Richard Ellis Group, Inc. Class A (a)	50,928	977,308
Jones Lang LaSalle, Inc.	3,900	311,298
		1,288,606
TOTAL FINANCIALS		18,621,817
HEALTH CARE - 11.7%
Biotechnology - 1.9%
Amgen, Inc. (a)	8,000	421,520
Anthera Pharmaceuticals, Inc.	14,500	79,315
ARIAD Pharmaceuticals, Inc. (a)	27,200	109,616
ArQule, Inc. (a)	8,200	44,526
BioMarin Pharmaceutical, Inc. (a)	5,100	138,108
Gilead Sciences, Inc. (a)	7,300	266,450
Keryx Biopharmaceuticals, Inc. (a)	20,800	113,568
Micromet, Inc. (a)	2,400	17,424
Theravance, Inc. (a)	5,000	124,900
United Therapeutics Corp. (a)	3,100	195,083
ZIOPHARM Oncology, Inc. (a)	17,401	71,518
		1,582,028
Health Care Equipment & Supplies - 0.9%
Abiomed, Inc. (a)	9,000	103,320
Cooper Companies, Inc.	4,500	240,750
Covidien PLC	5,900	248,213
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Edwards Lifesciences Corp. (a)	1,000	$ 66,360
Wright Medical Group, Inc. (a)	5,600	73,864
		732,507
Health Care Providers & Services - 2.0%
CIGNA Corp.	10,400	382,824
Emeritus Corp. (a)	12,573	226,691
Fresenius Medical Care AG & Co. KGaA sponsored ADR	1,500	86,970
McKesson Corp.	4,600	293,940
Medco Health Solutions, Inc. (a)	9,847	603,818
Sunrise Senior Living, Inc. (a)	19,997	73,589
		1,667,832
Health Care Technology - 0.1%
Allscripts-Misys Healthcare Solutions, Inc. (a)	4,600	80,730
Life Sciences Tools & Services - 0.8%
Covance, Inc. (a)	4,300	193,113
PAREXEL International Corp. (a)	8,600	151,016
PerkinElmer, Inc.	7,900	184,070
QIAGEN NV (a)	4,600	84,180
		612,379
Pharmaceuticals - 6.0%
Ardea Biosciences, Inc. (a)	7,100	157,833
Cadence Pharmaceuticals, Inc. (a)	10,500	75,285
Cardiome Pharma Corp. (a)	5,960	29,028
GlaxoSmithKline PLC sponsored ADR	6,400	244,992
Johnson & Johnson	18,308	1,126,857
Merck & Co., Inc.	47,109	1,623,847
Pfizer, Inc.	87,300	1,422,117
Valeant Pharmaceuticals International, Inc.	8,600	222,916
		4,902,875
TOTAL HEALTH CARE		9,578,351
INDUSTRIALS - 13.3%
Aerospace & Defense - 2.3%
DigitalGlobe, Inc. (a)	3,100	91,543
Precision Castparts Corp.	4,600	635,122
United Technologies Corp.	15,600	1,174,212
		1,900,877
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - 0.6%
Southwest Airlines Co.	24,906	$ 331,748
United Continental Holdings, Inc. (a)	5,100	141,168
		472,916
Building Products - 0.6%
Armstrong World Industries, Inc.	5,100	247,197
Owens Corning (a)	9,259	243,604
		490,801
Commercial Services & Supplies - 0.3%
Republic Services, Inc.	4,100	115,374
The Geo Group, Inc. (a)	4,700	113,270
		228,644
Construction & Engineering - 0.2%
KBR, Inc.	5,600	151,648
Electrical Equipment - 0.8%
Regal-Beloit Corp.	11,500	701,500
Industrial Conglomerates - 1.8%
General Electric Co.	72,547	1,148,419
Textron, Inc.	14,100	315,276
		1,463,695
Machinery - 3.1%
Cummins, Inc.	9,306	903,799
Danaher Corp.	13,300	575,225
Dover Corp.	3,100	169,911
Gardner Denver, Inc.	5,600	366,520
Pall Corp.	1,957	88,593
Schindler Holding AG (participation certificate)	1,434	162,024
Timken Co.	7,300	317,988
		2,584,060
Professional Services - 0.8%
Adecco SA (Reg.)	2,782	158,413
Equifax, Inc.	5,700	197,277
Manpower, Inc.	5,000	281,600
		637,290
Road & Rail - 2.8%
Con-way, Inc.	5,500	185,900
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
CSX Corp.	14,100	$ 857,421
Union Pacific Corp.	13,600	1,225,496
		2,268,817
TOTAL INDUSTRIALS		10,900,248
INFORMATION TECHNOLOGY - 8.5%
Communications Equipment - 1.4%
Adtran, Inc.	8,000	249,120
Cisco Systems, Inc. (a)	15,075	288,837
Juniper Networks, Inc. (a)	8,800	299,376
QUALCOMM, Inc.	6,500	303,810
		1,141,143
Electronic Equipment & Components - 1.3%
Avnet, Inc. (a)	20,540	629,551
Tyco Electronics Ltd.	14,600	444,132
		1,073,683
Internet Software & Services - 0.6%
eBay, Inc. (a)	16,800	489,384
IT Services - 0.8%
MasterCard, Inc. Class A	2,600	616,278
Office Electronics - 0.4%
Xerox Corp.	27,544	315,654
Semiconductors & Semiconductor Equipment - 3.3%
Advanced Micro Devices, Inc. (a)	46,836	341,434
ASML Holding NV	7,800	254,514
Avago Technologies Ltd.	9,600	250,656
Intersil Corp. Class A	22,100	281,775
KLA-Tencor Corp.	5,600	205,352
Lam Research Corp. (a)	7,700	349,041
Linear Technology Corp.	5,500	179,300
Marvell Technology Group Ltd. (a)	7,500	144,675
ON Semiconductor Corp. (a)	56,689	462,299
Standard Microsystems Corp. (a)	8,975	244,569
		2,713,615
Software - 0.7%
AsiaInfo Holdings, Inc. (a)	7,000	116,550
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
BMC Software, Inc. (a)	4,900	$ 217,560
Oracle Corp.	9,242	249,904
		584,014
TOTAL INFORMATION TECHNOLOGY		6,933,771
MATERIALS - 3.6%
Chemicals - 2.2%
Albemarle Corp.	9,880	534,409
CF Industries Holdings, Inc.	1,100	132,847
Praxair, Inc.	4,900	451,045
Solutia, Inc. (a)	27,400	585,812
Symrise AG	2,100	52,915
		1,757,028
Containers & Packaging - 0.4%
Ball Corp.	3,300	217,404
Owens-Illinois, Inc. (a)	4,600	123,648
		341,052
Metals & Mining - 1.0%
BHP Billiton Ltd. sponsored ADR	1,000	82,400
Carpenter Technology Corp.	5,700	207,879
Goldcorp, Inc.	3,200	145,225
Newcrest Mining Ltd.	4,582	174,109
Newmont Mining Corp.	2,400	141,192
Teck Resources Ltd. Class B (sub. vtg.)	1,800	89,439
		840,244
TOTAL MATERIALS		2,938,324
TELECOMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services - 3.9%
AboveNet, Inc.	9,559	561,113
AT&T, Inc.	25,277	702,448
Cbeyond, Inc. (a)	19,047	251,039
China Unicom (Hong Kong) Ltd. sponsored ADR	9,300	124,992
Iliad Group SA	992	99,392
Qwest Communications International, Inc.	100,800	705,600
Verizon Communications, Inc.	24,100	771,441
		3,216,025
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 1.8%
American Tower Corp. Class A (a)	10,400	$ 525,928
Leap Wireless International, Inc. (a)	200	2,177
SBA Communications Corp. Class A (a)	6,600	258,390
Sprint Nextel Corp. (a)	174,600	659,988
		1,446,483
TOTAL TELECOMMUNICATION SERVICES		4,662,508
UTILITIES - 3.1%
Electric Utilities - 2.5%
American Electric Power Co., Inc.	17,600	626,560
FirstEnergy Corp.	15,300	537,183
PPL Corp.	36,778	934,529
		2,098,272
Independent Power Producers & Energy Traders - 0.6%
Calpine Corp. (a)	39,300	475,530
TOTAL UTILITIES		2,573,802
TOTAL COMMON STOCKS (Cost $74,738,374)		81,836,745
Money Market Funds - 0.3%

Fidelity Cash Central Fund, 0.24% (b) (Cost $188,323)	188,323	188,323
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $74,926,697)		82,025,068
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(212,632)
NET ASSETS - 100%		$ 81,812,436
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,115
Fidelity Securities Lending Cash Central Fund	3,120
Total	$ 4,235
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $40,043,365 of which $18,494,959 and $21,548,406 will expire in fiscal 2016 and 2017 respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $74,738,374)	$ 81,836,745
Fidelity Central Funds (cost $188,323)	188,323
Total Investments (cost $74,926,697)		$ 82,025,068
Cash		356
Receivable for investments sold		835,928
Receivable for fund shares sold		22,921
Dividends receivable		145,546
Distributions receivable from Fidelity Central Funds		134
Prepaid expenses		299
Other receivables		1,021
Total assets		83,031,273

Liabilities
Payable for investments purchased	$ 956,827
Payable for fund shares redeemed	126,361
Accrued management fee	37,130
Distribution and service plan fees payable	31,709
Other affiliated payables	23,658
Other payables and accrued expenses	43,152
Total liabilities		1,218,837

Net Assets		$ 81,812,436
Net Assets consist of:
Paid in capital		$ 117,039,664
Undistributed net investment income		507,091
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(42,832,603)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,098,284
Net Assets		$ 81,812,436

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($34,244,392 ÷ 3,870,170 shares)	$ 8.85

Maximum offering price per share (100/94.25 of $8.85)	$ 9.39
Class T: Net Asset Value and redemption price per share ($25,208,172 ÷ 2,860,413 shares)	$ 8.81

Maximum offering price per share (100/96.50 of $8.81)	$ 9.13
Class B: Net Asset Value and offering price per share ($5,477,862 ÷ 627,559 shares)A	$ 8.73

Class C: Net Asset Value and offering price per share ($10,264,537 ÷ 1,184,156 shares)A	$ 8.67

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,617,473 ÷ 737,622 shares)	$ 8.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2010

Investment Income
Dividends		$ 1,253,806
Special dividends		550,439
Interest		4
Income from Fidelity Central Funds		4,235
Total income		1,808,484

Expenses
Management fee Basic fee	$ 487,807
Performance adjustment	(34,416)
Transfer agent fees	272,726
Distribution and service plan fees	405,113
Accounting and security lending fees	34,225
Custodian fees and expenses	17,962
Independent trustees' compensation	493
Registration fees	56,922
Audit	61,484
Legal	396
Miscellaneous	1,131
Total expenses before reductions	1,303,843
Expense reductions	(32,257)	1,271,586
Net investment income (loss)		536,898
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $423)	7,740,833
Foreign currency transactions	2,053
Capital gain distributions from Fidelity Central Funds	89
Total net realized gain (loss)		7,742,975
Change in net unrealized appreciation (depreciation) on: Investment securities	382,100
Assets and liabilities in foreign currencies	(91)
Total change in net unrealized appreciation (depreciation)		382,009
Net gain (loss)		8,124,984
Net increase (decrease) in net assets resulting from operations		$ 8,661,882

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 536,898	$ 548,961
Net realized gain (loss)	7,742,975	(12,104,397)
Change in net unrealized appreciation (depreciation)	382,009	27,750,305
Net increase (decrease) in net assets resulting from operations	8,661,882	16,194,869
Distributions to shareholders from net investment income	(443,584)	(1,125,914)
Share transactions - net increase (decrease)	(16,730,090)	(14,707,014)
Total increase (decrease) in net assets	(8,511,792)	361,941

Net Assets
Beginning of period	90,324,228	89,962,287
End of period (including undistributed net investment income of $507,091 and undistributed net investment income of $415,429, respectively)	$ 81,812,436	$ 90,324,228

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.07	$ 6.70	$ 12.21	$ 13.04	$ 12.31
Income from Investment Operations
Net investment income (loss) C	.07 F	.06	.10	.04	.08
Net realized and unrealized gain (loss)	.77	1.42	(5.05)	.98	1.53
Total from investment operations	.84	1.48	(4.95)	1.02	1.61
Distributions from net investment income	(.06)	(.11)	-	(.07)	(.09)
Distributions from net realized gain	-	-	(.56)	(1.79)	(.80)
Total distributions	(.06)	(.11)	(.56)	(1.85) H	(.88) I
Net asset value, end of period	$ 8.85	$ 8.07	$ 6.70	$ 12.21	$ 13.04
Total Return A, B	10.42%	22.49%	(42.50)%	9.19%	13.96%
Ratios to Average Net Assets D, G
Expenses before reductions	1.28%	1.33%	1.28%	1.30%	1.33%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.24%	1.25%	1.25%	1.24%
Net investment income (loss)	.83% F	.89%	.97%	.31%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,244	$ 36,306	$ 32,365	$ 43,917	$ 28,438
Portfolio turnover rate E	103%	135%	170%	136%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.854 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $1.785 per share.

I Total distributions of $.882 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.04	$ 6.67	$ 12.14	$ 12.96	$ 12.24
Income from Investment Operations
Net investment income (loss) C	.05 F	.04	.07	.01	.05
Net realized and unrealized gain (loss)	.76	1.42	(5.02)	.99	1.52
Total from investment operations	.81	1.46	(4.95)	1.00	1.57
Distributions from net investment income	(.04)	(.09)	-	(.03)	(.05)
Distributions from net realized gain	-	-	(.52)	(1.79)	(.80)
Total distributions	(.04)	(.09)	(.52)	(1.82) H	(.85) I
Net asset value, end of period	$ 8.81	$ 8.04	$ 6.67	$ 12.14	$ 12.96
Total Return A, B	10.06%	22.12%	(42.62)%	8.99%	13.60%
Ratios to Average Net Assets D, G
Expenses before reductions	1.54%	1.59%	1.53%	1.56%	1.59%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.49%	1.49%	1.50%	1.50%	1.49%
Net investment income (loss)	.58% F	.64%	.72%	.06%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,208	$ 29,288	$ 33,023	$ 62,518	$ 54,067
Portfolio turnover rate E	103%	135%	170%	136%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.817 per share is comprised of distributions from net investment income of $.032 and distributions from net realized gain of $1.785 per share.

I Total distributions of $.845 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.96	$ 6.57	$ 11.96	$ 12.77	$ 12.07
Income from Investment Operations
Net investment income (loss) C	.01 F	.01	.02	(.05)	(.01)
Net realized and unrealized gain (loss)	.76	1.40	(4.97)	.98	1.50
Total from investment operations	.77	1.41	(4.95)	.93	1.49
Distributions from net investment income	-	(.02)	-	-	-
Distributions from net realized gain	-	-	(.44)	(1.74) H	(.79) I
Total distributions	-	(.02)	(.44)	(1.74)	(.79)
Net asset value, end of period	$ 8.73	$ 7.96	$ 6.57	$ 11.96	$ 12.77
Total Return A, B	9.67%	21.46%	(42.96)%	8.51%	13.07%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.08%	2.03%	2.06%	2.08%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	2.00%	1.99%	1.99%
Net investment income (loss)	.08% F	.14%	.22%	(.44)%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,478	$ 7,007	$ 8,296	$ 19,277	$ 20,916
Portfolio turnover rate E	103%	135%	170%	136%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Distributions from net realized gain represent $1.743 per share.

I Distributions from net realized gain represent $.789 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.91	$ 6.55	$ 11.93	$ 12.76	$ 12.07
Income from Investment Operations
Net investment income (loss) C	.01 F	.01	.02	(.05)	(.01)
Net realized and unrealized gain (loss)	.75	1.39	(4.94)	.97	1.49
Total from investment operations	.76	1.40	(4.92)	.92	1.48
Distributions from net investment income	- H	(.04)	-	-	-
Distributions from net realized gain	-	-	(.46)	(1.75) I	(.79) J
Total distributions	- H	(.04)	(.46)	(1.75)	(.79)
Net asset value, end of period	$ 8.67	$ 7.91	$ 6.55	$ 11.93	$ 12.76
Total Return A, B	9.64%	21.46%	(42.90)%	8.43%	13.02%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.08%	2.03%	2.06%	2.08%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	2.00%	1.99%	1.99%
Net investment income (loss)	.08% F	.14%	.22%	(.44)%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,265	$ 11,556	$ 11,104	$ 20,038	$ 17,690
Portfolio turnover rate E	103%	135%	170%	136%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Distributions from net realized gain represent $1.752 per share.

J Distributions from net realized gain represent $.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.18	$ 6.80	$ 12.38	$ 13.18	$ 12.43
Income from Investment Operations
Net investment income (loss) B	.09 E	.08	.12	.08	.12
Net realized and unrealized gain (loss)	.78	1.43	(5.11)	1.01	1.54
Total from investment operations	.87	1.51	(4.99)	1.09	1.66
Distributions from net investment income	(.08)	(.13)	-	(.10)	(.12)
Distributions from net realized gain	-	-	(.59)	(1.79)	(.80)
Total distributions	(.08)	(.13)	(.59)	(1.89) G	(.91) H
Net asset value, end of period	$ 8.97	$ 8.18	$ 6.80	$ 12.38	$ 13.18
Total Return A	10.65%	22.71%	(42.34)%	9.65%	14.28%
Ratios to Average Net Assets C, F
Expenses before reductions	1.03%	1.08%	1.01%	.94%	.91%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	.94%	.91%
Expenses net of all reductions	1.00%	1.00%	1.00%	.93%	.90%
Net investment income (loss)	1.08% E	1.14%	1.22%	.62%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,617	$ 6,168	$ 5,173	$ 4,678	$ 3,820
Portfolio turnover rate D	103%	135%	170%	136%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.888 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $1.785 per share.

H Total distributions of $.912 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, certain foreign taxes, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,038,254
Gross unrealized depreciation	(5,729,122)
Net unrealized appreciation (depreciation)	$ 4,309,132

Tax Cost	$ 77,715,936

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (40,043,365)
Undistributed ordinary income	$ 507,091
Net unrealized appreciation (depreciation)	$ 4,309,046

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 443,584	$ 1,125,914

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $88,072,180 and $104,446,732, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 87,810	$ 1,111
Class T	.25%	.25%	140,183	388
Class B	.75%	.25%	65,208	48,968
Class C	.75%	.25%	111,912	6,640
			$ 405,113	$ 57,107

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,245
Class T	3,755
Class B*	10,821
Class C*	514
$ 23,335

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 108,906.31
Class T	89,091.32
Class B	20,288.31
Class C	34,814.31
Institutional Class	19,627.31
	$ 272,726

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,288 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $349 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

7. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,120. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 9,034
Class T	1.50%	10,246
Class B	2.00%	2,058
Class C	2.00%	3,319
Institutional Class	1.00%	1,376
		$ 26,033

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,224 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 254,443	$ 525,854
Class T	130,440	420,367
Class B	-	19,736
Class C	2,896	62,963
Institutional Class	55,805	96,994
Total	$ 443,584	$ 1,125,914

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	808,129	1,074,766	$ 6,978,198	$ 7,258,789
Reinvestment of distributions	29,399	76,985	241,955	499,633
Shares redeemed	(1,466,975)	(1,479,596)	(12,631,971)	(9,952,888)
Net increase (decrease)	(629,447)	(327,845)	$ (5,411,818)	$ (2,194,466)
Class T
Shares sold	494,767	771,806	$ 4,250,520	$ 5,111,324
Reinvestment of distributions	15,270	62,407	125,517	403,773
Shares redeemed	(1,294,237)	(2,141,465)	(11,128,295)	(14,065,839)
Net increase (decrease)	(784,200)	(1,307,252)	$ (6,752,258)	$ (8,550,742)
Class B
Shares sold	65,545	121,495	$ 560,062	$ 791,140
Reinvestment of distributions	-	2,858	-	18,437
Shares redeemed	(317,716)	(506,847)	(2,691,253)	(3,334,256)
Net increase (decrease)	(252,171)	(382,494)	$ (2,131,191)	$ (2,524,679)
Class C
Shares sold	146,897	275,435	$ 1,235,414	$ 1,833,945
Reinvestment of distributions	326	8,942	2,645	57,228
Shares redeemed	(423,746)	(519,007)	(3,529,749)	(3,362,215)
Net increase (decrease)	(276,523)	(234,630)	$ (2,291,690)	$ (1,471,042)
Institutional Class
Shares sold	174,032	346,072	$ 1,507,236	$ 2,243,247
Reinvestment of distributions	5,796	14,340	48,278	94,071
Shares redeemed	(196,472)	(366,971)	(1,698,647)	(2,303,403)
Net increase (decrease)	(16,644)	(6,559)	$ (143,133)	$ 33,915

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100%; Class T designates 100%; and Class C designates 100%; of the dividends distributed in December 2009, as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%; Class T designates 100%; and Class C designates 100%; of the dividends distributed in December 2009, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2009, the total expenses of Class C ranked equal to its competitive median for 2009, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEV-UANN-0111
1.786683.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Equity Value
Fund - Institutional Class

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Life of fund A
Institutional Class	10.65%	-0.38%	2.63%

A From May 9, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Value Fund - Institutional Class on May 9, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Scott Offen, Portfolio Manager of Fidelity Advisor® Equity Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 10.42%, 10.06%, 9.67% and 9.64%, respectively (excluding sales charges), compared with 10.08% for the Russell 3000® Value Index. Relative to the index, the fund benefited from strong security selection within industrials, particularly the capital goods industry, and financials. Overweighting consumer discretionary stocks also helped, although any gain was offset by weak security selection here. Poor picks in information technology also hurt. Individual contributors included an underweighting in integrated oil firm and major index component Exxon Mobil, diesel-truck-engine manufacturer Cummins, real estate services provider CB Richard Ellis Group, shopping-mall real estate investment trust (REIT) CBL & Associates Properties, British media company Virgin Media and diversified financials company Citigroup. Among the main detractors were homebuilders PulteGroup and KB Home, integrated oil firm Royal Dutch Shell, capital markets company Morgan Stanley, telecommunication services provider Verizon Communications and independent oil and natural gas company Southwestern Energy. Some stocks I've mentioned were not part of the index and/or were sold by period end.

Comments from Scott Offen, Portfolio Manager of Fidelity Advisor® Equity Value Fund: For the year, the fund's Institutional Class shares returned 10.65%, compared with 10.08% for the Russell 3000® Value Index. Relative to the index, the fund benefited from strong security selection within industrials, particularly the capital goods industry, and financials. Overweighting consumer discretionary stocks also helped, although any gain was offset by weak security selection here. Poor picks in information technology also hurt. Individual contributors included an underweighting in integrated oil firm and major index component Exxon Mobil, diesel-truck-engine manufacturer Cummins, real estate services provider CB Richard Ellis Group, shopping-mall real estate investment trust (REIT) CBL & Associates Properties, British media company Virgin Media and diversified financial services company Citigroup. Among the main detractors were homebuilders PulteGroup and KB Home, integrated oil firm Royal Dutch Shell, capital markets company Morgan Stanley, telecommunication services provider Verizon Communications and independent oil and natural gas company Southwestern Energy. Some stocks I've mentioned were not part of the index and/or were sold by period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.25%
Actual		$ 1,000.00	$ 1,052.30	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,050.10	$ 7.71
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,048.00	$ 10.27
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,048.40	$ 10.27
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,052.80	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	2.5	1.6
Philip Morris International, Inc.	2.4	0.0
JPMorgan Chase & Co.	2.3	3.0
Wells Fargo & Co.	2.1	2.7
Merck & Co., Inc.	2.0	1.1
Goldman Sachs Group, Inc.	1.9	1.2
U.S. Bancorp, Delaware	1.9	0.9
Chevron Corp.	1.9	0.0
Pfizer, Inc.	1.7	1.8
Procter & Gamble Co.	1.6	0.8
	20.3
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.8	25.1
Industrials	13.3	12.3
Consumer Discretionary	12.8	13.3
Energy	11.8	13.5
Health Care	11.7	8.4
Asset Allocation (% of fund's net assets)
As of November 30, 2010 *		As of May 31, 2010 **
	Stocks 100.0%		Stocks 98.6%
	Short-Term Investments and Net Other Assets 0.0%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	9.2%	** Foreign investments	9.6%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CONSUMER DISCRETIONARY - 12.8%
Auto Components - 0.6%
Modine Manufacturing Co. (a)	13,300	$ 184,338
Tenneco, Inc. (a)	7,358	268,273
		452,611
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	6,231	468,474
General Motors Co.	10,900	372,780
Harley-Davidson, Inc.	2,600	81,328
		922,582
Hotels, Restaurants & Leisure - 1.6%
Brinker International, Inc.	200	4,088
Starbucks Corp.	6,818	208,631
Starwood Hotels & Resorts Worldwide, Inc.	5,900	335,356
The Cheesecake Factory, Inc. (a)	6,300	200,781
WMS Industries, Inc. (a)	7,200	319,320
Wyndham Worldwide Corp.	9,500	273,125
		1,341,301
Household Durables - 3.2%
D.R. Horton, Inc.	58,681	589,157
Lennar Corp. Class A	35,600	540,764
PulteGroup, Inc. (a)	88,562	554,398
Stanley Black & Decker, Inc.	15,125	900,391
		2,584,710
Media - 3.0%
The Walt Disney Co.	27,995	1,022,097
Time Warner Cable, Inc.	8,400	516,936
Virgin Media, Inc.	37,053	944,110
		2,483,143
Specialty Retail - 1.6%
Advance Auto Parts, Inc.	6,600	435,534
Group 1 Automotive, Inc.	3,000	116,190
Lowe's Companies, Inc.	18,400	417,680
OfficeMax, Inc. (a)	11,299	193,100
TJX Companies, Inc.	3,900	177,879
		1,340,383
Textiles, Apparel & Luxury Goods - 1.7%
Phillips-Van Heusen Corp.	8,100	549,504
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Polo Ralph Lauren Corp. Class A	4,319	$ 471,808
VF Corp.	4,300	356,384
		1,377,696
TOTAL CONSUMER DISCRETIONARY		10,502,426
CONSUMER STAPLES - 6.7%
Beverages - 0.8%
Anheuser-Busch InBev SA NV	2,593	141,091
The Coca-Cola Co.	8,800	555,896
		696,987
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	16,000	496,000
Kroger Co.	19,300	454,515
Susser Holdings Corp. (a)	7,750	104,160
Wal-Mart Stores, Inc.	3,200	173,088
Whole Foods Market, Inc. (a)	6,400	302,208
		1,529,971
Household Products - 1.6%
Procter & Gamble Co.	21,742	1,327,784
Tobacco - 2.4%
Philip Morris International, Inc.	34,300	1,951,327
TOTAL CONSUMER STAPLES		5,506,069
ENERGY - 11.8%
Energy Equipment & Services - 3.8%
Baker Hughes, Inc.	6,967	363,399
Ensco International Ltd. ADR	16,350	774,990
National Oilwell Varco, Inc.	14,500	888,705
Noble Corp.	20,800	705,536
Weatherford International Ltd. (a)	17,900	365,339
		3,097,969
Oil, Gas & Consumable Fuels - 8.0%
Alpha Natural Resources, Inc. (a)	4,800	237,888
Apache Corp.	8,500	914,940
Chevron Corp.	19,097	1,546,284
Exxon Mobil Corp.	7,800	542,568
Frontier Oil Corp.	8,200	127,346
Holly Corp.	7,639	274,546
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Occidental Petroleum Corp.	9,521	$ 839,467
Pioneer Natural Resources Co.	5,700	456,627
Royal Dutch Shell PLC Class A sponsored ADR	15,500	940,385
Sunoco, Inc.	5,600	224,784
Talisman Energy, Inc.	21,700	416,625
		6,521,460
TOTAL ENERGY		9,619,429
FINANCIALS - 22.8%
Capital Markets - 2.6%
Goldman Sachs Group, Inc.	10,000	1,561,400
Morgan Stanley	22,600	552,796
		2,114,196
Commercial Banks - 6.2%
City National Corp.	3,800	204,136
Comerica, Inc.	6,500	237,185
Huntington Bancshares, Inc.	40,833	238,261
M&T Bank Corp.	1,600	123,136
PNC Financial Services Group, Inc.	6,276	337,963
Regions Financial Corp.	29,700	159,786
Southwest Bancorp, Inc., Oklahoma	299	3,145
SunTrust Banks, Inc.	11,400	266,304
SVB Financial Group (a)	5,800	260,594
U.S. Bancorp, Delaware	65,166	1,549,647
Wells Fargo & Co.	62,058	1,688,598
		5,068,755
Consumer Finance - 0.4%
Discover Financial Services	18,300	334,524
Diversified Financial Services - 5.8%
Bank of America Corp.	77,674	850,530
Citigroup, Inc. (a)	483,917	2,032,456
JPMorgan Chase & Co.	50,795	1,898,717
		4,781,703
Insurance - 4.1%
AFLAC, Inc.	7,900	406,850
Allstate Corp.	11,100	323,121
Assured Guaranty Ltd.	8,500	144,585
Delphi Financial Group, Inc. Class A	12,003	308,237
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Lincoln National Corp.	19,822	$ 473,349
Loews Corp.	11,000	411,510
MetLife, Inc.	7,500	286,125
Prudential Financial, Inc.	6,000	304,080
Unum Group	4,700	101,003
XL Capital Ltd. Class A	28,400	558,344
		3,317,204
Real Estate Investment Trusts - 2.1%
CBL & Associates Properties, Inc.	32,844	541,926
DiamondRock Hospitality Co.	27,900	293,787
Public Storage	2,600	251,160
Rayonier, Inc.	2,600	132,496
The Macerich Co.	10,735	497,460
		1,716,829
Real Estate Management & Development - 1.6%
CB Richard Ellis Group, Inc. Class A (a)	50,928	977,308
Jones Lang LaSalle, Inc.	3,900	311,298
		1,288,606
TOTAL FINANCIALS		18,621,817
HEALTH CARE - 11.7%
Biotechnology - 1.9%
Amgen, Inc. (a)	8,000	421,520
Anthera Pharmaceuticals, Inc.	14,500	79,315
ARIAD Pharmaceuticals, Inc. (a)	27,200	109,616
ArQule, Inc. (a)	8,200	44,526
BioMarin Pharmaceutical, Inc. (a)	5,100	138,108
Gilead Sciences, Inc. (a)	7,300	266,450
Keryx Biopharmaceuticals, Inc. (a)	20,800	113,568
Micromet, Inc. (a)	2,400	17,424
Theravance, Inc. (a)	5,000	124,900
United Therapeutics Corp. (a)	3,100	195,083
ZIOPHARM Oncology, Inc. (a)	17,401	71,518
		1,582,028
Health Care Equipment & Supplies - 0.9%
Abiomed, Inc. (a)	9,000	103,320
Cooper Companies, Inc.	4,500	240,750
Covidien PLC	5,900	248,213
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Edwards Lifesciences Corp. (a)	1,000	$ 66,360
Wright Medical Group, Inc. (a)	5,600	73,864
		732,507
Health Care Providers & Services - 2.0%
CIGNA Corp.	10,400	382,824
Emeritus Corp. (a)	12,573	226,691
Fresenius Medical Care AG & Co. KGaA sponsored ADR	1,500	86,970
McKesson Corp.	4,600	293,940
Medco Health Solutions, Inc. (a)	9,847	603,818
Sunrise Senior Living, Inc. (a)	19,997	73,589
		1,667,832
Health Care Technology - 0.1%
Allscripts-Misys Healthcare Solutions, Inc. (a)	4,600	80,730
Life Sciences Tools & Services - 0.8%
Covance, Inc. (a)	4,300	193,113
PAREXEL International Corp. (a)	8,600	151,016
PerkinElmer, Inc.	7,900	184,070
QIAGEN NV (a)	4,600	84,180
		612,379
Pharmaceuticals - 6.0%
Ardea Biosciences, Inc. (a)	7,100	157,833
Cadence Pharmaceuticals, Inc. (a)	10,500	75,285
Cardiome Pharma Corp. (a)	5,960	29,028
GlaxoSmithKline PLC sponsored ADR	6,400	244,992
Johnson & Johnson	18,308	1,126,857
Merck & Co., Inc.	47,109	1,623,847
Pfizer, Inc.	87,300	1,422,117
Valeant Pharmaceuticals International, Inc.	8,600	222,916
		4,902,875
TOTAL HEALTH CARE		9,578,351
INDUSTRIALS - 13.3%
Aerospace & Defense - 2.3%
DigitalGlobe, Inc. (a)	3,100	91,543
Precision Castparts Corp.	4,600	635,122
United Technologies Corp.	15,600	1,174,212
		1,900,877
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - 0.6%
Southwest Airlines Co.	24,906	$ 331,748
United Continental Holdings, Inc. (a)	5,100	141,168
		472,916
Building Products - 0.6%
Armstrong World Industries, Inc.	5,100	247,197
Owens Corning (a)	9,259	243,604
		490,801
Commercial Services & Supplies - 0.3%
Republic Services, Inc.	4,100	115,374
The Geo Group, Inc. (a)	4,700	113,270
		228,644
Construction & Engineering - 0.2%
KBR, Inc.	5,600	151,648
Electrical Equipment - 0.8%
Regal-Beloit Corp.	11,500	701,500
Industrial Conglomerates - 1.8%
General Electric Co.	72,547	1,148,419
Textron, Inc.	14,100	315,276
		1,463,695
Machinery - 3.1%
Cummins, Inc.	9,306	903,799
Danaher Corp.	13,300	575,225
Dover Corp.	3,100	169,911
Gardner Denver, Inc.	5,600	366,520
Pall Corp.	1,957	88,593
Schindler Holding AG (participation certificate)	1,434	162,024
Timken Co.	7,300	317,988
		2,584,060
Professional Services - 0.8%
Adecco SA (Reg.)	2,782	158,413
Equifax, Inc.	5,700	197,277
Manpower, Inc.	5,000	281,600
		637,290
Road & Rail - 2.8%
Con-way, Inc.	5,500	185,900
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
CSX Corp.	14,100	$ 857,421
Union Pacific Corp.	13,600	1,225,496
		2,268,817
TOTAL INDUSTRIALS		10,900,248
INFORMATION TECHNOLOGY - 8.5%
Communications Equipment - 1.4%
Adtran, Inc.	8,000	249,120
Cisco Systems, Inc. (a)	15,075	288,837
Juniper Networks, Inc. (a)	8,800	299,376
QUALCOMM, Inc.	6,500	303,810
		1,141,143
Electronic Equipment & Components - 1.3%
Avnet, Inc. (a)	20,540	629,551
Tyco Electronics Ltd.	14,600	444,132
		1,073,683
Internet Software & Services - 0.6%
eBay, Inc. (a)	16,800	489,384
IT Services - 0.8%
MasterCard, Inc. Class A	2,600	616,278
Office Electronics - 0.4%
Xerox Corp.	27,544	315,654
Semiconductors & Semiconductor Equipment - 3.3%
Advanced Micro Devices, Inc. (a)	46,836	341,434
ASML Holding NV	7,800	254,514
Avago Technologies Ltd.	9,600	250,656
Intersil Corp. Class A	22,100	281,775
KLA-Tencor Corp.	5,600	205,352
Lam Research Corp. (a)	7,700	349,041
Linear Technology Corp.	5,500	179,300
Marvell Technology Group Ltd. (a)	7,500	144,675
ON Semiconductor Corp. (a)	56,689	462,299
Standard Microsystems Corp. (a)	8,975	244,569
		2,713,615
Software - 0.7%
AsiaInfo Holdings, Inc. (a)	7,000	116,550
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
BMC Software, Inc. (a)	4,900	$ 217,560
Oracle Corp.	9,242	249,904
		584,014
TOTAL INFORMATION TECHNOLOGY		6,933,771
MATERIALS - 3.6%
Chemicals - 2.2%
Albemarle Corp.	9,880	534,409
CF Industries Holdings, Inc.	1,100	132,847
Praxair, Inc.	4,900	451,045
Solutia, Inc. (a)	27,400	585,812
Symrise AG	2,100	52,915
		1,757,028
Containers & Packaging - 0.4%
Ball Corp.	3,300	217,404
Owens-Illinois, Inc. (a)	4,600	123,648
		341,052
Metals & Mining - 1.0%
BHP Billiton Ltd. sponsored ADR	1,000	82,400
Carpenter Technology Corp.	5,700	207,879
Goldcorp, Inc.	3,200	145,225
Newcrest Mining Ltd.	4,582	174,109
Newmont Mining Corp.	2,400	141,192
Teck Resources Ltd. Class B (sub. vtg.)	1,800	89,439
		840,244
TOTAL MATERIALS		2,938,324
TELECOMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services - 3.9%
AboveNet, Inc.	9,559	561,113
AT&T, Inc.	25,277	702,448
Cbeyond, Inc. (a)	19,047	251,039
China Unicom (Hong Kong) Ltd. sponsored ADR	9,300	124,992
Iliad Group SA	992	99,392
Qwest Communications International, Inc.	100,800	705,600
Verizon Communications, Inc.	24,100	771,441
		3,216,025
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 1.8%
American Tower Corp. Class A (a)	10,400	$ 525,928
Leap Wireless International, Inc. (a)	200	2,177
SBA Communications Corp. Class A (a)	6,600	258,390
Sprint Nextel Corp. (a)	174,600	659,988
		1,446,483
TOTAL TELECOMMUNICATION SERVICES		4,662,508
UTILITIES - 3.1%
Electric Utilities - 2.5%
American Electric Power Co., Inc.	17,600	626,560
FirstEnergy Corp.	15,300	537,183
PPL Corp.	36,778	934,529
		2,098,272
Independent Power Producers & Energy Traders - 0.6%
Calpine Corp. (a)	39,300	475,530
TOTAL UTILITIES		2,573,802
TOTAL COMMON STOCKS (Cost $74,738,374)		81,836,745
Money Market Funds - 0.3%

Fidelity Cash Central Fund, 0.24% (b) (Cost $188,323)	188,323	188,323
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $74,926,697)		82,025,068
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(212,632)
NET ASSETS - 100%		$ 81,812,436
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,115
Fidelity Securities Lending Cash Central Fund	3,120
Total	$ 4,235
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $40,043,365 of which $18,494,959 and $21,548,406 will expire in fiscal 2016 and 2017 respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $74,738,374)	$ 81,836,745
Fidelity Central Funds (cost $188,323)	188,323
Total Investments (cost $74,926,697)		$ 82,025,068
Cash		356
Receivable for investments sold		835,928
Receivable for fund shares sold		22,921
Dividends receivable		145,546
Distributions receivable from Fidelity Central Funds		134
Prepaid expenses		299
Other receivables		1,021
Total assets		83,031,273

Liabilities
Payable for investments purchased	$ 956,827
Payable for fund shares redeemed	126,361
Accrued management fee	37,130
Distribution and service plan fees payable	31,709
Other affiliated payables	23,658
Other payables and accrued expenses	43,152
Total liabilities		1,218,837

Net Assets		$ 81,812,436
Net Assets consist of:
Paid in capital		$ 117,039,664
Undistributed net investment income		507,091
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(42,832,603)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,098,284
Net Assets		$ 81,812,436

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($34,244,392 ÷ 3,870,170 shares)	$ 8.85

Maximum offering price per share (100/94.25 of $8.85)	$ 9.39
Class T: Net Asset Value and redemption price per share ($25,208,172 ÷ 2,860,413 shares)	$ 8.81

Maximum offering price per share (100/96.50 of $8.81)	$ 9.13
Class B: Net Asset Value and offering price per share ($5,477,862 ÷ 627,559 shares)A	$ 8.73

Class C: Net Asset Value and offering price per share ($10,264,537 ÷ 1,184,156 shares)A	$ 8.67

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,617,473 ÷ 737,622 shares)	$ 8.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2010

Investment Income
Dividends		$ 1,253,806
Special dividends		550,439
Interest		4
Income from Fidelity Central Funds		4,235
Total income		1,808,484

Expenses
Management fee Basic fee	$ 487,807
Performance adjustment	(34,416)
Transfer agent fees	272,726
Distribution and service plan fees	405,113
Accounting and security lending fees	34,225
Custodian fees and expenses	17,962
Independent trustees' compensation	493
Registration fees	56,922
Audit	61,484
Legal	396
Miscellaneous	1,131
Total expenses before reductions	1,303,843
Expense reductions	(32,257)	1,271,586
Net investment income (loss)		536,898
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $423)	7,740,833
Foreign currency transactions	2,053
Capital gain distributions from Fidelity Central Funds	89
Total net realized gain (loss)		7,742,975
Change in net unrealized appreciation (depreciation) on: Investment securities	382,100
Assets and liabilities in foreign currencies	(91)
Total change in net unrealized appreciation (depreciation)		382,009
Net gain (loss)		8,124,984
Net increase (decrease) in net assets resulting from operations		$ 8,661,882

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 536,898	$ 548,961
Net realized gain (loss)	7,742,975	(12,104,397)
Change in net unrealized appreciation (depreciation)	382,009	27,750,305
Net increase (decrease) in net assets resulting from operations	8,661,882	16,194,869
Distributions to shareholders from net investment income	(443,584)	(1,125,914)
Share transactions - net increase (decrease)	(16,730,090)	(14,707,014)
Total increase (decrease) in net assets	(8,511,792)	361,941

Net Assets
Beginning of period	90,324,228	89,962,287
End of period (including undistributed net investment income of $507,091 and undistributed net investment income of $415,429, respectively)	$ 81,812,436	$ 90,324,228

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.07	$ 6.70	$ 12.21	$ 13.04	$ 12.31
Income from Investment Operations
Net investment income (loss) C	.07 F	.06	.10	.04	.08
Net realized and unrealized gain (loss)	.77	1.42	(5.05)	.98	1.53
Total from investment operations	.84	1.48	(4.95)	1.02	1.61
Distributions from net investment income	(.06)	(.11)	-	(.07)	(.09)
Distributions from net realized gain	-	-	(.56)	(1.79)	(.80)
Total distributions	(.06)	(.11)	(.56)	(1.85) H	(.88) I
Net asset value, end of period	$ 8.85	$ 8.07	$ 6.70	$ 12.21	$ 13.04
Total Return A, B	10.42%	22.49%	(42.50)%	9.19%	13.96%
Ratios to Average Net Assets D, G
Expenses before reductions	1.28%	1.33%	1.28%	1.30%	1.33%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.24%	1.25%	1.25%	1.24%
Net investment income (loss)	.83% F	.89%	.97%	.31%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,244	$ 36,306	$ 32,365	$ 43,917	$ 28,438
Portfolio turnover rate E	103%	135%	170%	136%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.854 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $1.785 per share.

I Total distributions of $.882 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.04	$ 6.67	$ 12.14	$ 12.96	$ 12.24
Income from Investment Operations
Net investment income (loss) C	.05 F	.04	.07	.01	.05
Net realized and unrealized gain (loss)	.76	1.42	(5.02)	.99	1.52
Total from investment operations	.81	1.46	(4.95)	1.00	1.57
Distributions from net investment income	(.04)	(.09)	-	(.03)	(.05)
Distributions from net realized gain	-	-	(.52)	(1.79)	(.80)
Total distributions	(.04)	(.09)	(.52)	(1.82) H	(.85) I
Net asset value, end of period	$ 8.81	$ 8.04	$ 6.67	$ 12.14	$ 12.96
Total Return A, B	10.06%	22.12%	(42.62)%	8.99%	13.60%
Ratios to Average Net Assets D, G
Expenses before reductions	1.54%	1.59%	1.53%	1.56%	1.59%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.49%	1.49%	1.50%	1.50%	1.49%
Net investment income (loss)	.58% F	.64%	.72%	.06%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,208	$ 29,288	$ 33,023	$ 62,518	$ 54,067
Portfolio turnover rate E	103%	135%	170%	136%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.817 per share is comprised of distributions from net investment income of $.032 and distributions from net realized gain of $1.785 per share.

I Total distributions of $.845 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.96	$ 6.57	$ 11.96	$ 12.77	$ 12.07
Income from Investment Operations
Net investment income (loss) C	.01 F	.01	.02	(.05)	(.01)
Net realized and unrealized gain (loss)	.76	1.40	(4.97)	.98	1.50
Total from investment operations	.77	1.41	(4.95)	.93	1.49
Distributions from net investment income	-	(.02)	-	-	-
Distributions from net realized gain	-	-	(.44)	(1.74) H	(.79) I
Total distributions	-	(.02)	(.44)	(1.74)	(.79)
Net asset value, end of period	$ 8.73	$ 7.96	$ 6.57	$ 11.96	$ 12.77
Total Return A, B	9.67%	21.46%	(42.96)%	8.51%	13.07%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.08%	2.03%	2.06%	2.08%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	2.00%	1.99%	1.99%
Net investment income (loss)	.08% F	.14%	.22%	(.44)%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,478	$ 7,007	$ 8,296	$ 19,277	$ 20,916
Portfolio turnover rate E	103%	135%	170%	136%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Distributions from net realized gain represent $1.743 per share.

I Distributions from net realized gain represent $.789 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.91	$ 6.55	$ 11.93	$ 12.76	$ 12.07
Income from Investment Operations
Net investment income (loss) C	.01 F	.01	.02	(.05)	(.01)
Net realized and unrealized gain (loss)	.75	1.39	(4.94)	.97	1.49
Total from investment operations	.76	1.40	(4.92)	.92	1.48
Distributions from net investment income	- H	(.04)	-	-	-
Distributions from net realized gain	-	-	(.46)	(1.75) I	(.79) J
Total distributions	- H	(.04)	(.46)	(1.75)	(.79)
Net asset value, end of period	$ 8.67	$ 7.91	$ 6.55	$ 11.93	$ 12.76
Total Return A, B	9.64%	21.46%	(42.90)%	8.43%	13.02%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.08%	2.03%	2.06%	2.08%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	2.00%	1.99%	1.99%
Net investment income (loss)	.08% F	.14%	.22%	(.44)%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,265	$ 11,556	$ 11,104	$ 20,038	$ 17,690
Portfolio turnover rate E	103%	135%	170%	136%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Distributions from net realized gain represent $1.752 per share.

J Distributions from net realized gain represent $.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.18	$ 6.80	$ 12.38	$ 13.18	$ 12.43
Income from Investment Operations
Net investment income (loss) B	.09 E	.08	.12	.08	.12
Net realized and unrealized gain (loss)	.78	1.43	(5.11)	1.01	1.54
Total from investment operations	.87	1.51	(4.99)	1.09	1.66
Distributions from net investment income	(.08)	(.13)	-	(.10)	(.12)
Distributions from net realized gain	-	-	(.59)	(1.79)	(.80)
Total distributions	(.08)	(.13)	(.59)	(1.89) G	(.91) H
Net asset value, end of period	$ 8.97	$ 8.18	$ 6.80	$ 12.38	$ 13.18
Total Return A	10.65%	22.71%	(42.34)%	9.65%	14.28%
Ratios to Average Net Assets C, F
Expenses before reductions	1.03%	1.08%	1.01%	.94%	.91%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	.94%	.91%
Expenses net of all reductions	1.00%	1.00%	1.00%	.93%	.90%
Net investment income (loss)	1.08% E	1.14%	1.22%	.62%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,617	$ 6,168	$ 5,173	$ 4,678	$ 3,820
Portfolio turnover rate D	103%	135%	170%	136%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.888 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $1.785 per share.

H Total distributions of $.912 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, certain foreign taxes, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,038,254
Gross unrealized depreciation	(5,729,122)
Net unrealized appreciation (depreciation)	$ 4,309,132

Tax Cost	$ 77,715,936

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (40,043,365)
Undistributed ordinary income	$ 507,091
Net unrealized appreciation (depreciation)	$ 4,309,046

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 443,584	$ 1,125,914

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $88,072,180 and $104,446,732, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 87,810	$ 1,111
Class T	.25%	.25%	140,183	388
Class B	.75%	.25%	65,208	48,968
Class C	.75%	.25%	111,912	6,640
			$ 405,113	$ 57,107

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,245
Class T	3,755
Class B*	10,821
Class C*	514
$ 23,335

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 108,906.31
Class T	89,091.32
Class B	20,288.31
Class C	34,814.31
Institutional Class	19,627.31
	$ 272,726

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,288 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $349 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

7. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,120. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 9,034
Class T	1.50%	10,246
Class B	2.00%	2,058
Class C	2.00%	3,319
Institutional Class	1.00%	1,376
		$ 26,033

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,224 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 254,443	$ 525,854
Class T	130,440	420,367
Class B	-	19,736
Class C	2,896	62,963
Institutional Class	55,805	96,994
Total	$ 443,584	$ 1,125,914

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	808,129	1,074,766	$ 6,978,198	$ 7,258,789
Reinvestment of distributions	29,399	76,985	241,955	499,633
Shares redeemed	(1,466,975)	(1,479,596)	(12,631,971)	(9,952,888)
Net increase (decrease)	(629,447)	(327,845)	$ (5,411,818)	$ (2,194,466)
Class T
Shares sold	494,767	771,806	$ 4,250,520	$ 5,111,324
Reinvestment of distributions	15,270	62,407	125,517	403,773
Shares redeemed	(1,294,237)	(2,141,465)	(11,128,295)	(14,065,839)
Net increase (decrease)	(784,200)	(1,307,252)	$ (6,752,258)	$ (8,550,742)
Class B
Shares sold	65,545	121,495	$ 560,062	$ 791,140
Reinvestment of distributions	-	2,858	-	18,437
Shares redeemed	(317,716)	(506,847)	(2,691,253)	(3,334,256)
Net increase (decrease)	(252,171)	(382,494)	$ (2,131,191)	$ (2,524,679)
Class C
Shares sold	146,897	275,435	$ 1,235,414	$ 1,833,945
Reinvestment of distributions	326	8,942	2,645	57,228
Shares redeemed	(423,746)	(519,007)	(3,529,749)	(3,362,215)
Net increase (decrease)	(276,523)	(234,630)	$ (2,291,690)	$ (1,471,042)
Institutional Class
Shares sold	174,032	346,072	$ 1,507,236	$ 2,243,247
Reinvestment of distributions	5,796	14,340	48,278	94,071
Shares redeemed	(196,472)	(366,971)	(1,698,647)	(2,303,403)
Net increase (decrease)	(16,644)	(6,559)	$ (143,133)	$ 33,915
Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed in December 2009, as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December 2009, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2009, the total expenses of Class C ranked equal to its competitive median for 2009, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEVI-UANN-0111
1.786684.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Fifty
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401K.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.70%	-1.50%	2.40%
Class T (incl. 3.50% sales charge)	11.08%	-1.27%	2.36%
Class B (incl. contingent deferred sales charge) A	9.52%	-1.36%	2.47%
Class C (incl. contingent deferred sales charge) B	13.48%	-1.06%	2.25%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Fifty Fund - Class A on November 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Peter Saperstone, Portfolio Manager of Fidelity Advisor® Fifty Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 15.34%, 15.11%, 14.52% and 14.48%, respectively (excluding sales charges), significantly beating the S&P 500. Consumer discretionary stocks provided the biggest boost. Overweighting this sector - especially the consumer services industry - helped, as did good security selection here, led by German automaker Volkswagen and casino operator Las Vegas Sands. Strong picks in software/services within information technology contributed, with online auction house eBay and leading Chinese Internet search company Baidu, which I sold during the period, adding the most in this industry. Positioning within consumer staples also helped. Conversely, stock selection in materials - especially weakness from agriculture products company Monsanto, a stock I sold before period end - and little exposure to the outperforming telecommunication services group hurt, although only modestly. U.K. enterprise software company Autonomy was another notable detractor. Some of the stocks I've mentioned were not in the benchmark.

Comments from Peter Saperstone, Portfolio Manager of Fidelity Advisor® Fifty Fund: For the year, the fund's Institutional Class shares returned 15.69%, significantly beating the S&P 500. Consumer discretionary stocks provided the biggest boost. Overweighting this sector - especially the consumer services industry - helped, as did good security selection here, led by German automaker Volkswagen and casino operator Las Vegas Sands. Strong picks in software/services within information technology contributed, with online auction house eBay and leading Chinese Internet search company Baidu, which I sold during the period, adding the most in this industry. Positioning within consumer staples also helped. Conversely, stock selection in materials - especially weakness from agriculture products company Monsanto, a stock I sold before period end - and little exposure to the outperforming telecommunication services group hurt, although only modestly. U.K. enterprise software company Autonomy was another notable detractor. Some of the stocks I've mentioned were not in the benchmark.

Annual Report

Note to shareholders: On November 16, 2010, shareholders of Fidelity Advisor Fifty Fund approved the reorganization of Advisor Fifty into Fidelity Advisor New Insights Fund. The reorganization was completed after the close of business on December 17, 2010.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.25%
Actual		$ 1,000.00	$ 1,161.00	$ 6.77
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,159.60	$ 8.12
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,157.90	$ 10.82
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,157.60	$ 10.82
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,163.90	$ 5.42
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.5	3.5
The Coca-Cola Co.	5.3	1.0
MasterCard, Inc. Class A	5.0	4.8
eBay, Inc.	5.0	0.0
The Walt Disney Co.	4.9	2.1
Apple, Inc.	4.5	0.5
Anheuser-Busch InBev SA NV	4.3	4.2
McKesson Corp.	4.2	1.1
Dollar General Corp.	4.0	2.5
Volkswagen AG	3.5	2.0
	46.2
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.7	24.9
Consumer Discretionary	24.6	24.3
Consumer Staples	12.7	9.1
Energy	11.1	7.6
Health Care	10.1	13.3
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 98.7%		Stocks 98.8%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	19.9%	** Foreign investments	16.1%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value
CONSUMER DISCRETIONARY - 19.7%
Automobiles - 0.3%
General Motors Co.	3,600	$ 123,120
Hotels, Restaurants & Leisure - 4.9%
Betfair Group PLC	22,598	456,892
Las Vegas Sands Corp. (a)	17,809	891,875
Starbucks Corp.	41,700	1,276,020
		2,624,787
Leisure Equipment & Products - 2.6%
Hasbro, Inc.	29,199	1,391,624
Media - 7.9%
DIRECTV (a)	39,116	1,624,487
The Walt Disney Co.	70,939	2,589,983
		4,214,470
Multiline Retail - 4.0%
Dollar General Corp. (d)	65,158	2,139,789
TOTAL CONSUMER DISCRETIONARY		10,493,790
CONSUMER STAPLES - 12.7%
Beverages - 9.7%
Anheuser-Busch InBev SA NV	42,728	2,324,931
Diageo PLC sponsored ADR	700	50,162
The Coca-Cola Co.	44,756	2,827,237
		5,202,330
Food Products - 0.0%
H.J. Heinz Co.	100	4,827
Tobacco - 3.0%
British American Tobacco PLC sponsored ADR	700	51,030
Philip Morris International, Inc.	27,022	1,537,282
		1,588,312
TOTAL CONSUMER STAPLES		6,795,469
ENERGY - 11.1%
Energy Equipment & Services - 2.8%
Weatherford International Ltd. (a)	73,620	1,502,584
Oil, Gas & Consumable Fuels - 8.3%
Chevron Corp.	9,739	788,567
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EXCO Resources, Inc.	37,088	$ 688,724
Exxon Mobil Corp.	41,941	2,917,415
		4,394,706
TOTAL ENERGY		5,897,290
FINANCIALS - 6.4%
Capital Markets - 0.0%
T. Rowe Price Group, Inc.	100	5,833
Commercial Banks - 1.6%
Comerica, Inc.	100	3,649
PNC Financial Services Group, Inc.	15,957	859,284
		862,933
Diversified Financial Services - 2.4%
JPMorgan Chase & Co.	27,891	1,042,566
NBH Holdings Corp. Class A (a)(e)	10,500	204,750
		1,247,316
Insurance - 2.4%
Berkshire Hathaway, Inc. Class B (a)	16,161	1,287,708
TOTAL FINANCIALS		3,403,790
HEALTH CARE - 10.1%
Health Care Equipment & Supplies - 1.1%
Edwards Lifesciences Corp. (a)	8,633	572,886
Health Care Providers & Services - 4.2%
McKesson Corp.	35,000	2,236,500
Pharmaceuticals - 4.8%
Merck & Co., Inc.	36,700	1,265,049
Pfizer, Inc.	80,766	1,315,678
		2,580,727
TOTAL HEALTH CARE		5,390,113
INDUSTRIALS - 5.9%
Air Freight & Logistics - 0.0%
FedEx Corp.	100	9,112
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 3.0%
Iron Mountain, Inc.	36,300	$ 806,223
Waste Management, Inc.	22,418	767,817
		1,574,040
Machinery - 2.1%
Ingersoll-Rand Co. Ltd.	27,500	1,127,500
Titan International, Inc.	100	1,598
WABCO Holdings, Inc. (a)	100	4,970
		1,134,068
Road & Rail - 0.8%
All America Latina Logistica SA	48,000	446,414
TOTAL INDUSTRIALS		3,163,634
INFORMATION TECHNOLOGY - 25.7%
Communications Equipment - 5.2%
HTC Corp.	20,000	554,462
Juniper Networks, Inc. (a)	16,353	556,329
QUALCOMM, Inc.	24,609	1,150,225
Tekelec (a)	39,100	482,885
		2,743,901
Computers & Peripherals - 4.5%
Apple, Inc. (a)	7,674	2,387,765
Internet Software & Services - 7.2%
Akamai Technologies, Inc. (a)	22,414	1,169,787
eBay, Inc. (a)	92,127	2,683,660
		3,853,447
IT Services - 8.0%
Fiserv, Inc. (a)	28,985	1,602,871
MasterCard, Inc. Class A	11,334	2,686,498
		4,289,369
Software - 0.8%
Autonomy Corp. PLC (a)	19,372	401,610
Progress Software Corp. (a)	100	3,857
		405,467
TOTAL INFORMATION TECHNOLOGY		13,679,949
Common Stocks - continued
	Shares	Value
MATERIALS - 2.2%
Metals & Mining - 2.2%
Agnico-Eagle Mines Ltd. (Canada)	8,700	$ 704,068
Newcrest Mining Ltd.	12,530	476,122
		1,180,190
TOTAL COMMON STOCKS (Cost $44,673,206)		50,004,225
Nonconvertible Preferred Stocks - 4.9%

CONSUMER DISCRETIONARY - 4.9%
Automobiles - 4.9%
Porsche Automobil Holding SE	10,100	759,363
Volkswagen AG	11,656	1,872,814
		2,632,177
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,872,991)		2,632,177
Money Market Funds - 0.8%

Fidelity Cash Central Fund, 0.24% (b)	292,677	292,677
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	103,850	103,850
TOTAL MONEY MARKET FUNDS (Cost $396,527)		396,527
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $46,942,724)		53,032,929
NET OTHER ASSETS (LIABILITIES) - 0.5%		267,324
NET ASSETS - 100%		$ 53,300,253
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $204,750 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,009
Fidelity Securities Lending Cash Central Fund	5,414
Total	$ 7,423
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 13,125,967	$ 13,125,967	$ -	$ -
Consumer Staples	6,795,469	6,795,469	-	-
Energy	5,897,290	5,897,290	-	-
Financials	3,403,790	3,199,040	-	204,750
Health Care	5,390,113	5,390,113	-	-
Industrials	3,163,634	3,163,634	-	-
Information Technology	13,679,949	13,679,949	-	-
Materials	1,180,190	1,180,190	-	-
Money Market Funds	396,527	396,527	-	-
Total Investments in Securities:	$ 53,032,929	$ 52,828,179	$ -	$ 204,750
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(12,100)
Cost of Purchases	101,350
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	115,500
Transfers out of Level 3	-
Ending Balance	$ 204,750
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ (12,100)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.1%
Germany	4.9%
Belgium	4.3%
Switzerland	2.8%
Ireland	2.1%
United Kingdom	1.8%
Canada	1.3%
Taiwan	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $38,880,630 of which $31,980,895 and $6,899,735 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $101,804 - See accompanying schedule: Unaffiliated issuers (cost $46,546,197)	$ 52,636,402
Fidelity Central Funds (cost $396,527)	396,527
Total Investments (cost $46,942,724)		$ 53,032,929
Receivable for investments sold		996,626
Receivable for fund shares sold		58,823
Dividends receivable		102,723
Distributions receivable from Fidelity Central Funds		273
Prepaid expenses		186
Receivable from investment adviser for expense reductions		2,818
Other receivables		1,412
Total assets		54,195,790

Liabilities
Payable for investments purchased	$ 558,486
Payable for fund shares redeemed	104,647
Accrued management fee	25,302
Distribution and service plan fees payable	23,233
Other affiliated payables	14,823
Other payables and accrued expenses	65,196
Collateral on securities loaned, at value	103,850
Total liabilities		895,537

Net Assets		$ 53,300,253
Net Assets consist of:
Paid in capital		$ 86,476,318
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(39,265,856)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,089,791
Net Assets		$ 53,300,253

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,358,415 ÷ 2,388,199 shares)	$ 8.94

Maximum offering price per share (100/94.25 of $8.94)	$ 9.49
Class T: Net Asset Value and redemption price per share ($14,758,065 ÷ 1,692,218 shares)	$ 8.72

Maximum offering price per share (100/96.50 of $8.72)	$ 9.04
Class B: Net Asset Value and offering price per share ($4,931,975 ÷ 590,016 shares)A	$ 8.36

Class C: Net Asset Value and offering price per share ($9,694,512 ÷ 1,167,819 shares)A	$ 8.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,557,286 ÷ 277,085 shares)	$ 9.23

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2010

Investment Income
Dividends		$ 690,018
Interest		3
Income from Fidelity Central Funds		7,423
Total income		697,444

Expenses
Management fee	$ 311,995
Transfer agent fees	171,798
Distribution and service plan fees	284,997
Accounting and security lending fees	22,155
Custodian fees and expenses	32,886
Independent trustees' compensation	316
Registration fees	56,111
Audit	43,960
Legal	288
Miscellaneous	27,822
Total expenses before reductions	952,328
Expense reductions	(117,639)	834,689
Net investment income (loss)		(137,245)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,712,847
Foreign currency transactions	672
Capital gain distributions from Fidelity Central Funds	184
Total net realized gain (loss)		7,713,703
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,075)
Assets and liabilities in foreign currencies	(913)
Total change in net unrealized appreciation (depreciation)		(3,988)
Net gain (loss)		7,709,715
Net increase (decrease) in net assets resulting from operations		$ 7,572,470

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (137,245)	$ (102,435)
Net realized gain (loss)	7,713,703	2,649,325
Change in net unrealized appreciation (depreciation)	(3,988)	16,121,054
Net increase (decrease) in net assets resulting from operations	7,572,470	18,667,944
Distributions to shareholders from net realized gain	(145,763)	-
Share transactions - net increase (decrease)	(14,411,378)	(15,021,084)
Total increase (decrease) in net assets	(6,984,671)	3,646,860

Net Assets
Beginning of period	60,284,924	56,638,064
End of period	$ 53,300,253	$ 60,284,924

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.78	$ 5.62	$ 12.63	$ 13.19	$ 12.18
Income from Investment Operations
Net investment income (loss) C	- H	- H	(.01)	(.05)	.01 F
Net realized and unrealized gain (loss)	1.19	2.16	(5.89)	1.67	1.23
Total from investment operations	1.19	2.16	(5.90)	1.62	1.24
Distributions from net realized gain	(.03)	-	(1.11)	(2.18)	(.23)
Net asset value, end of period	$ 8.94	$ 7.78	$ 5.62	$ 12.63	$ 13.19
Total Return A, B	15.34%	38.43%	(51.19)%	14.48%	10.28%
Ratios to Average Net Assets D, G
Expenses before reductions	1.45%	1.44%	1.33%	1.26%	1.33%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.24%	1.22%	1.24%	1.25%	1.25%
Net investment income (loss)	.02%	.07%	(.07)%	(.40)%	.11% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,358	$ 24,000	$ 24,471	$ 60,112	$ 39,182
Portfolio turnover rate E	172%	349%	291%	145%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.59	$ 5.50	$ 12.37	$ 12.95	$ 11.99
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01)	(.03)	(.08)	(.02) F
Net realized and unrealized gain (loss)	1.17	2.10	(5.78)	1.65	1.21
Total from investment operations	1.15	2.09	(5.81)	1.57	1.19
Distributions from net realized gain	(.02)	-	(1.06)	(2.15)	(.23)
Net asset value, end of period	$ 8.72	$ 7.59	$ 5.50	$ 12.37	$ 12.95
Total Return A, B	15.11%	38.00%	(51.31)%	14.23%	10.02%
Ratios to Average Net Assets D, G
Expenses before reductions	1.71%	1.72%	1.60%	1.54%	1.62%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.49%	1.47%	1.49%	1.49%	1.49%
Net investment income (loss)	(.24)%	(.18)%	(.33)%	(.65)%	(.13)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,758	$ 16,329	$ 13,689	$ 34,913	$ 31,313
Portfolio turnover rate E	172%	349%	291%	145%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.30	$ 5.31	$ 11.96	$ 12.58	$ 11.71
Income from Investment Operations
Net investment income (loss) C	(.06)	(.04)	(.08)	(.13)	(.08) F
Net realized and unrealized gain (loss)	1.12	2.03	(5.59)	1.59	1.18
Total from investment operations	1.06	1.99	(5.67)	1.46	1.10
Distributions from net realized gain	-	-	(.98)	(2.08)	(.23)
Net asset value, end of period	$ 8.36	$ 7.30	$ 5.31	$ 11.96	$ 12.58
Total Return A, B	14.52%	37.48%	(51.59)%	13.65%	9.48%
Ratios to Average Net Assets D, G
Expenses before reductions	2.20%	2.19%	2.09%	2.02%	2.10%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.97%	1.99%	1.99%	1.99%
Net investment income (loss)	(.74)%	(.68)%	(.83)%	(1.14)%	(.63)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,932	$ 5,805	$ 5,968	$ 17,301	$ 19,257
Portfolio turnover rate E	172%	349%	291%	145%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.25	$ 5.27	$ 11.92	$ 12.58	$ 11.71
Income from Investment Operations
Net investment income (loss) C	(.06)	(.04)	(.07)	(.13)	(.08) F
Net realized and unrealized gain (loss)	1.11	2.02	(5.56)	1.58	1.18
Total from investment operations	1.05	1.98	(5.63)	1.45	1.10
Distributions from net realized gain	-	-	(1.02)	(2.11)	(.23)
Net asset value, end of period	$ 8.30	$ 7.25	$ 5.27	$ 11.92	$ 12.58
Total Return A, B	14.48%	37.57%	(51.60)%	13.61%	9.48%
Ratios to Average Net Assets D, G
Expenses before reductions	2.20%	2.19%	2.09%	2.01%	2.09%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.97%	1.99%	1.99%	1.99%
Net investment income (loss)	(.73)%	(.68)%	(.83)%	(1.15)%	(.63)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,695	$ 10,391	$ 9,320	$ 23,503	$ 17,132
Portfolio turnover rate E	172%	349%	291%	145%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.03	$ 5.79	$ 12.98	$ 13.49	$ 12.41
Income from Investment Operations
Net investment income (loss) B	.02	.02	.02	(.01)	.05 E
Net realized and unrealized gain (loss)	1.23	2.22	(6.06)	1.71	1.26
Total from investment operations	1.25	2.24	(6.04)	1.70	1.31
Distributions from net realized gain	(.05)	-	(1.15)	(2.21)	(.23)
Net asset value, end of period	$ 9.23	$ 8.03	$ 5.79	$ 12.98	$ 13.49
Total Return A	15.69%	38.69%	(51.03)%	14.84%	10.66%
Ratios to Average Net Assets C, F
Expenses before reductions	1.11%	1.14%	1.02%	.95%	.95%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	.95%	.95%
Expenses net of all reductions	.99%	.97%	.98%	.94%	.94%
Net investment income (loss)	.26%	.31%	.19%	(.10)%	.42% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,557	$ 3,759	$ 3,190	$ 9,277	$ 3,443
Portfolio turnover rate D	172%	349%	291%	145%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

1. Organization.

Fidelity Advisor Fifty Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,834,928
Gross unrealized depreciation	(1,129,949)
Net unrealized appreciation (depreciation)	$ 5,704,979

Tax Cost	$ 47,327,950

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward.	$ (38,880,630)
Net unrealized appreciation (depreciation)	$ 5,704,565

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 145,763	$ -

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $93,712,930 and $108,412,207, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 54,792	$ 134
Class T	.25%	.25%	78,142	774
Class B	.75%	.25%	52,477	39,422
Class C	.75%	.25%	99,586	4,224
			$ 284,997	$ 44,554

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares(1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,917
Class T	3,256
Class B*	8,745
Class C*	90
$ 16,008

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 67,420.31
Class T	50,680.32
Class B	16,250.31
Class C	30,678.31
Institutional Class	6,770.22
	$ 171,798

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,737 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $225 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,414. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 42,983
Class T	1.50%	33,157
Class B	2.00%	10,404
Class C	2.00%	19,582
Institutional Class	1.00%	3,232
		$ 109,358

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,281 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net realized gain
Class A	$ 89,466	$ -
Class T	32,187	-
Institutional Class	24,110	-
Total	$ 145,763	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	326,267	661,219	$ 2,639,408	$ 4,116,361
Reinvestment of distributions	10,719	-	83,932	-
Shares redeemed	(1,034,083)	(1,930,880)	(8,310,772)	(12,641,208)
Net increase (decrease)	(697,097)	(1,269,661)	$ (5,587,432)	$ (8,524,847)
Class T
Shares sold	179,722	373,877	$ 1,413,875	$ 2,297,750
Reinvestment of distributions	4,081	-	31,258	-
Shares redeemed	(642,516)	(713,016)	(5,099,174)	(4,474,519)
Net increase (decrease)	(458,713)	(339,139)	$ (3,654,041)	$ (2,176,769)
Class B
Shares sold	39,510	70,153	$ 296,778	$ 414,724
Shares redeemed	(244,899)	(398,374)	(1,851,363)	(2,321,552)
Net increase (decrease)	(205,389)	(328,221)	$ (1,554,585)	$ (1,906,828)
Class C
Shares sold	78,492	139,760	$ 590,572	$ 818,370
Shares redeemed	(344,314)	(472,981)	(2,603,107)	(2,686,497)
Net increase (decrease)	(265,822)	(333,221)	$ (2,012,535)	$ (1,868,127)
Institutional Class
Shares sold	54,921	113,544	$ 454,406	$ 720,261
Reinvestment of distributions	2,618	-	21,101	-
Shares redeemed	(248,593)	(196,824)	(2,078,292)	(1,264,774)
Net increase (decrease)	(191,054)	(83,280)	$ (1,602,785)	$ (544,513)

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization between the Fund and Fidelity Advisor New Insights Fund. The agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange solely for the number of equivalent shares of Class A, Class T, Class B, Class C and Institutional Class of Fidelity Advisor New Insights Fund having the same aggregate net asset value as the outstanding shares of Class A, Class T, Class B, Class C and Institutional Class of the Fund on the day the reorganization is effective.

The reorganization was approved by the Fund's shareholders and became effective on December 17, 2010. The reorganization qualifies as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 42% and Class T designates 82% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 86% and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 16, 2010. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Advisor Fifty Fund to Fidelity Advisor New Insights Fund in exchange solely for shares of beneficial interest of Fidelity Advisor New Insights Fund and the assumption by Fidelity Advisor New Insights Fund of Fidelity Advisor Fifty Fund's liabilities, in complete liquidation of Fidelity Advisor Fifty Fund.

	# of Votes	% of Votes
Affirmative	22,738,166.50	82.413
Against	513,612.16	1.862
Abstain	1,408,666.14	5.106
Uninstructed	2,929,956.42	10.619
TOTAL	27,590,401.22	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Fifty Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Advisor Fifty Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Furthermore, the Board considered that, on July 13, 2010, it had approved a proposal, subject to shareholder approval, to merge the fund into Fidelity Advisor New Insights Fund. If shareholders approve the merger at a special meeting scheduled to be held in November 2010, it is expected to take place in December 2010.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Fifty Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2009, the total expenses of Class C ranked equal to its competitive median for 2009, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AFIF-UANN-0111
1.786685.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Fifty
Fund - Institutional Class

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401K.com as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	15.69%	-0.03%	3.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Fifty Fund - Institutional Class on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Peter Saperstone, Portfolio Manager of Fidelity Advisor® Fifty Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 15.34%, 15.11%, 14.52% and 14.48%, respectively (excluding sales charges), significantly beating the S&P 500. Consumer discretionary stocks provided the biggest boost. Overweighting this sector - especially the consumer services industry - helped, as did good security selection here, led by German automaker Volkswagen and casino operator Las Vegas Sands. Strong picks in software/services within information technology contributed, with online auction house eBay and leading Chinese Internet search company Baidu, which I sold during the period, adding the most in this industry. Positioning within consumer staples also helped. Conversely, stock selection in materials - especially weakness from agriculture products company Monsanto, a stock I sold before period end - and little exposure to the outperforming telecommunication services group hurt, although only modestly. U.K. enterprise software company Autonomy was another notable detractor. Some of the stocks I've mentioned were not in the benchmark.

Comments from Peter Saperstone, Portfolio Manager of Fidelity Advisor® Fifty Fund: For the year, the fund's Institutional Class shares returned 15.69%, significantly beating the S&P 500. Consumer discretionary stocks provided the biggest boost. Overweighting this sector - especially the consumer services industry - helped, as did good security selection here, led by German automaker Volkswagen and casino operator Las Vegas Sands. Strong picks in software/services within information technology contributed, with online auction house eBay and leading Chinese Internet search company Baidu, which I sold during the period, adding the most in this industry. Positioning within consumer staples also helped. Conversely, stock selection in materials - especially weakness from agriculture products company Monsanto, a stock I sold before period end - and little exposure to the outperforming telecommunication services group hurt, although only modestly. U.K. enterprise software company Autonomy was another notable detractor. Some of the stocks I've mentioned were not in the benchmark.

Annual Report

Note to shareholders: On November 16, 2010, shareholders of Fidelity Advisor Fifty Fund approved the reorganization of Advisor Fifty into Fidelity Advisor New Insights Fund. The reorganization was completed after the close of business on December 17, 2010.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.25%
Actual		$ 1,000.00	$ 1,161.00	$ 6.77
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,159.60	$ 8.12
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,157.90	$ 10.82
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,157.60	$ 10.82
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,163.90	$ 5.42
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.5	3.5
The Coca-Cola Co.	5.3	1.0
MasterCard, Inc. Class A	5.0	4.8
eBay, Inc.	5.0	0.0
The Walt Disney Co.	4.9	2.1
Apple, Inc.	4.5	0.5
Anheuser-Busch InBev SA NV	4.3	4.2
McKesson Corp.	4.2	1.1
Dollar General Corp.	4.0	2.5
Volkswagen AG	3.5	2.0
	46.2
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.7	24.9
Consumer Discretionary	24.6	24.3
Consumer Staples	12.7	9.1
Energy	11.1	7.6
Health Care	10.1	13.3
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 98.7%		Stocks 98.8%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	19.9%	** Foreign investments	16.1%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value
CONSUMER DISCRETIONARY - 19.7%
Automobiles - 0.3%
General Motors Co.	3,600	$ 123,120
Hotels, Restaurants & Leisure - 4.9%
Betfair Group PLC	22,598	456,892
Las Vegas Sands Corp. (a)	17,809	891,875
Starbucks Corp.	41,700	1,276,020
		2,624,787
Leisure Equipment & Products - 2.6%
Hasbro, Inc.	29,199	1,391,624
Media - 7.9%
DIRECTV (a)	39,116	1,624,487
The Walt Disney Co.	70,939	2,589,983
		4,214,470
Multiline Retail - 4.0%
Dollar General Corp. (d)	65,158	2,139,789
TOTAL CONSUMER DISCRETIONARY		10,493,790
CONSUMER STAPLES - 12.7%
Beverages - 9.7%
Anheuser-Busch InBev SA NV	42,728	2,324,931
Diageo PLC sponsored ADR	700	50,162
The Coca-Cola Co.	44,756	2,827,237
		5,202,330
Food Products - 0.0%
H.J. Heinz Co.	100	4,827
Tobacco - 3.0%
British American Tobacco PLC sponsored ADR	700	51,030
Philip Morris International, Inc.	27,022	1,537,282
		1,588,312
TOTAL CONSUMER STAPLES		6,795,469
ENERGY - 11.1%
Energy Equipment & Services - 2.8%
Weatherford International Ltd. (a)	73,620	1,502,584
Oil, Gas & Consumable Fuels - 8.3%
Chevron Corp.	9,739	788,567
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EXCO Resources, Inc.	37,088	$ 688,724
Exxon Mobil Corp.	41,941	2,917,415
		4,394,706
TOTAL ENERGY		5,897,290
FINANCIALS - 6.4%
Capital Markets - 0.0%
T. Rowe Price Group, Inc.	100	5,833
Commercial Banks - 1.6%
Comerica, Inc.	100	3,649
PNC Financial Services Group, Inc.	15,957	859,284
		862,933
Diversified Financial Services - 2.4%
JPMorgan Chase & Co.	27,891	1,042,566
NBH Holdings Corp. Class A (a)(e)	10,500	204,750
		1,247,316
Insurance - 2.4%
Berkshire Hathaway, Inc. Class B (a)	16,161	1,287,708
TOTAL FINANCIALS		3,403,790
HEALTH CARE - 10.1%
Health Care Equipment & Supplies - 1.1%
Edwards Lifesciences Corp. (a)	8,633	572,886
Health Care Providers & Services - 4.2%
McKesson Corp.	35,000	2,236,500
Pharmaceuticals - 4.8%
Merck & Co., Inc.	36,700	1,265,049
Pfizer, Inc.	80,766	1,315,678
		2,580,727
TOTAL HEALTH CARE		5,390,113
INDUSTRIALS - 5.9%
Air Freight & Logistics - 0.0%
FedEx Corp.	100	9,112
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 3.0%
Iron Mountain, Inc.	36,300	$ 806,223
Waste Management, Inc.	22,418	767,817
		1,574,040
Machinery - 2.1%
Ingersoll-Rand Co. Ltd.	27,500	1,127,500
Titan International, Inc.	100	1,598
WABCO Holdings, Inc. (a)	100	4,970
		1,134,068
Road & Rail - 0.8%
All America Latina Logistica SA	48,000	446,414
TOTAL INDUSTRIALS		3,163,634
INFORMATION TECHNOLOGY - 25.7%
Communications Equipment - 5.2%
HTC Corp.	20,000	554,462
Juniper Networks, Inc. (a)	16,353	556,329
QUALCOMM, Inc.	24,609	1,150,225
Tekelec (a)	39,100	482,885
		2,743,901
Computers & Peripherals - 4.5%
Apple, Inc. (a)	7,674	2,387,765
Internet Software & Services - 7.2%
Akamai Technologies, Inc. (a)	22,414	1,169,787
eBay, Inc. (a)	92,127	2,683,660
		3,853,447
IT Services - 8.0%
Fiserv, Inc. (a)	28,985	1,602,871
MasterCard, Inc. Class A	11,334	2,686,498
		4,289,369
Software - 0.8%
Autonomy Corp. PLC (a)	19,372	401,610
Progress Software Corp. (a)	100	3,857
		405,467
TOTAL INFORMATION TECHNOLOGY		13,679,949
Common Stocks - continued
	Shares	Value
MATERIALS - 2.2%
Metals & Mining - 2.2%
Agnico-Eagle Mines Ltd. (Canada)	8,700	$ 704,068
Newcrest Mining Ltd.	12,530	476,122
		1,180,190
TOTAL COMMON STOCKS (Cost $44,673,206)		50,004,225
Nonconvertible Preferred Stocks - 4.9%

CONSUMER DISCRETIONARY - 4.9%
Automobiles - 4.9%
Porsche Automobil Holding SE	10,100	759,363
Volkswagen AG	11,656	1,872,814
		2,632,177
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,872,991)		2,632,177
Money Market Funds - 0.8%

Fidelity Cash Central Fund, 0.24% (b)	292,677	292,677
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	103,850	103,850
TOTAL MONEY MARKET FUNDS (Cost $396,527)		396,527
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $46,942,724)		53,032,929
NET OTHER ASSETS (LIABILITIES) - 0.5%		267,324
NET ASSETS - 100%		$ 53,300,253
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $204,750 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,009
Fidelity Securities Lending Cash Central Fund	5,414
Total	$ 7,423
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 13,125,967	$ 13,125,967	$ -	$ -
Consumer Staples	6,795,469	6,795,469	-	-
Energy	5,897,290	5,897,290	-	-
Financials	3,403,790	3,199,040	-	204,750
Health Care	5,390,113	5,390,113	-	-
Industrials	3,163,634	3,163,634	-	-
Information Technology	13,679,949	13,679,949	-	-
Materials	1,180,190	1,180,190	-	-
Money Market Funds	396,527	396,527	-	-
Total Investments in Securities:	$ 53,032,929	$ 52,828,179	$ -	$ 204,750
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(12,100)
Cost of Purchases	101,350
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	115,500
Transfers out of Level 3	-
Ending Balance	$ 204,750
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ (12,100)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.1%
Germany	4.9%
Belgium	4.3%
Switzerland	2.8%
Ireland	2.1%
United Kingdom	1.8%
Canada	1.3%
Taiwan	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $38,880,630 of which $31,980,895 and $6,899,735 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $101,804 - See accompanying schedule: Unaffiliated issuers (cost $46,546,197)	$ 52,636,402
Fidelity Central Funds (cost $396,527)	396,527
Total Investments (cost $46,942,724)		$ 53,032,929
Receivable for investments sold		996,626
Receivable for fund shares sold		58,823
Dividends receivable		102,723
Distributions receivable from Fidelity Central Funds		273
Prepaid expenses		186
Receivable from investment adviser for expense reductions		2,818
Other receivables		1,412
Total assets		54,195,790

Liabilities
Payable for investments purchased	$ 558,486
Payable for fund shares redeemed	104,647
Accrued management fee	25,302
Distribution and service plan fees payable	23,233
Other affiliated payables	14,823
Other payables and accrued expenses	65,196
Collateral on securities loaned, at value	103,850
Total liabilities		895,537

Net Assets		$ 53,300,253
Net Assets consist of:
Paid in capital		$ 86,476,318
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(39,265,856)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,089,791
Net Assets		$ 53,300,253

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,358,415 ÷ 2,388,199 shares)	$ 8.94

Maximum offering price per share (100/94.25 of $8.94)	$ 9.49
Class T: Net Asset Value and redemption price per share ($14,758,065 ÷ 1,692,218 shares)	$ 8.72

Maximum offering price per share (100/96.50 of $8.72)	$ 9.04
Class B: Net Asset Value and offering price per share ($4,931,975 ÷ 590,016 shares)A	$ 8.36

Class C: Net Asset Value and offering price per share ($9,694,512 ÷ 1,167,819 shares)A	$ 8.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,557,286 ÷ 277,085 shares)	$ 9.23

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2010

Investment Income
Dividends		$ 690,018
Interest		3
Income from Fidelity Central Funds		7,423
Total income		697,444

Expenses
Management fee	$ 311,995
Transfer agent fees	171,798
Distribution and service plan fees	284,997
Accounting and security lending fees	22,155
Custodian fees and expenses	32,886
Independent trustees' compensation	316
Registration fees	56,111
Audit	43,960
Legal	288
Miscellaneous	27,822
Total expenses before reductions	952,328
Expense reductions	(117,639)	834,689
Net investment income (loss)		(137,245)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,712,847
Foreign currency transactions	672
Capital gain distributions from Fidelity Central Funds	184
Total net realized gain (loss)		7,713,703
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,075)
Assets and liabilities in foreign currencies	(913)
Total change in net unrealized appreciation (depreciation)		(3,988)
Net gain (loss)		7,709,715
Net increase (decrease) in net assets resulting from operations		$ 7,572,470

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (137,245)	$ (102,435)
Net realized gain (loss)	7,713,703	2,649,325
Change in net unrealized appreciation (depreciation)	(3,988)	16,121,054
Net increase (decrease) in net assets resulting from operations	7,572,470	18,667,944
Distributions to shareholders from net realized gain	(145,763)	-
Share transactions - net increase (decrease)	(14,411,378)	(15,021,084)
Total increase (decrease) in net assets	(6,984,671)	3,646,860

Net Assets
Beginning of period	60,284,924	56,638,064
End of period	$ 53,300,253	$ 60,284,924

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.78	$ 5.62	$ 12.63	$ 13.19	$ 12.18
Income from Investment Operations
Net investment income (loss) C	- H	- H	(.01)	(.05)	.01 F
Net realized and unrealized gain (loss)	1.19	2.16	(5.89)	1.67	1.23
Total from investment operations	1.19	2.16	(5.90)	1.62	1.24
Distributions from net realized gain	(.03)	-	(1.11)	(2.18)	(.23)
Net asset value, end of period	$ 8.94	$ 7.78	$ 5.62	$ 12.63	$ 13.19
Total Return A, B	15.34%	38.43%	(51.19)%	14.48%	10.28%
Ratios to Average Net Assets D, G
Expenses before reductions	1.45%	1.44%	1.33%	1.26%	1.33%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.24%	1.22%	1.24%	1.25%	1.25%
Net investment income (loss)	.02%	.07%	(.07)%	(.40)%	.11% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,358	$ 24,000	$ 24,471	$ 60,112	$ 39,182
Portfolio turnover rate E	172%	349%	291%	145%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.59	$ 5.50	$ 12.37	$ 12.95	$ 11.99
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01)	(.03)	(.08)	(.02) F
Net realized and unrealized gain (loss)	1.17	2.10	(5.78)	1.65	1.21
Total from investment operations	1.15	2.09	(5.81)	1.57	1.19
Distributions from net realized gain	(.02)	-	(1.06)	(2.15)	(.23)
Net asset value, end of period	$ 8.72	$ 7.59	$ 5.50	$ 12.37	$ 12.95
Total Return A, B	15.11%	38.00%	(51.31)%	14.23%	10.02%
Ratios to Average Net Assets D, G
Expenses before reductions	1.71%	1.72%	1.60%	1.54%	1.62%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.49%	1.47%	1.49%	1.49%	1.49%
Net investment income (loss)	(.24)%	(.18)%	(.33)%	(.65)%	(.13)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,758	$ 16,329	$ 13,689	$ 34,913	$ 31,313
Portfolio turnover rate E	172%	349%	291%	145%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.30	$ 5.31	$ 11.96	$ 12.58	$ 11.71
Income from Investment Operations
Net investment income (loss) C	(.06)	(.04)	(.08)	(.13)	(.08) F
Net realized and unrealized gain (loss)	1.12	2.03	(5.59)	1.59	1.18
Total from investment operations	1.06	1.99	(5.67)	1.46	1.10
Distributions from net realized gain	-	-	(.98)	(2.08)	(.23)
Net asset value, end of period	$ 8.36	$ 7.30	$ 5.31	$ 11.96	$ 12.58
Total Return A, B	14.52%	37.48%	(51.59)%	13.65%	9.48%
Ratios to Average Net Assets D, G
Expenses before reductions	2.20%	2.19%	2.09%	2.02%	2.10%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.97%	1.99%	1.99%	1.99%
Net investment income (loss)	(.74)%	(.68)%	(.83)%	(1.14)%	(.63)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,932	$ 5,805	$ 5,968	$ 17,301	$ 19,257
Portfolio turnover rate E	172%	349%	291%	145%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.25	$ 5.27	$ 11.92	$ 12.58	$ 11.71
Income from Investment Operations
Net investment income (loss) C	(.06)	(.04)	(.07)	(.13)	(.08) F
Net realized and unrealized gain (loss)	1.11	2.02	(5.56)	1.58	1.18
Total from investment operations	1.05	1.98	(5.63)	1.45	1.10
Distributions from net realized gain	-	-	(1.02)	(2.11)	(.23)
Net asset value, end of period	$ 8.30	$ 7.25	$ 5.27	$ 11.92	$ 12.58
Total Return A, B	14.48%	37.57%	(51.60)%	13.61%	9.48%
Ratios to Average Net Assets D, G
Expenses before reductions	2.20%	2.19%	2.09%	2.01%	2.09%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.97%	1.99%	1.99%	1.99%
Net investment income (loss)	(.73)%	(.68)%	(.83)%	(1.15)%	(.63)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,695	$ 10,391	$ 9,320	$ 23,503	$ 17,132
Portfolio turnover rate E	172%	349%	291%	145%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.03	$ 5.79	$ 12.98	$ 13.49	$ 12.41
Income from Investment Operations
Net investment income (loss) B	.02	.02	.02	(.01)	.05 E
Net realized and unrealized gain (loss)	1.23	2.22	(6.06)	1.71	1.26
Total from investment operations	1.25	2.24	(6.04)	1.70	1.31
Distributions from net realized gain	(.05)	-	(1.15)	(2.21)	(.23)
Net asset value, end of period	$ 9.23	$ 8.03	$ 5.79	$ 12.98	$ 13.49
Total Return A	15.69%	38.69%	(51.03)%	14.84%	10.66%
Ratios to Average Net Assets C, F
Expenses before reductions	1.11%	1.14%	1.02%	.95%	.95%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	.95%	.95%
Expenses net of all reductions	.99%	.97%	.98%	.94%	.94%
Net investment income (loss)	.26%	.31%	.19%	(.10)%	.42% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,557	$ 3,759	$ 3,190	$ 9,277	$ 3,443
Portfolio turnover rate D	172%	349%	291%	145%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

1. Organization.

Fidelity Advisor Fifty Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,834,928
Gross unrealized depreciation	(1,129,949)
Net unrealized appreciation (depreciation)	$ 5,704,979

Tax Cost	$ 47,327,950

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward.	$ (38,880,630)
Net unrealized appreciation (depreciation)	$ 5,704,565

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 145,763	$ -

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $93,712,930 and $108,412,207, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 54,792	$ 134
Class T	.25%	.25%	78,142	774
Class B	.75%	.25%	52,477	39,422
Class C	.75%	.25%	99,586	4,224
			$ 284,997	$ 44,554

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares(1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,917
Class T	3,256
Class B*	8,745
Class C*	90
$ 16,008

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 67,420.31
Class T	50,680.32
Class B	16,250.31
Class C	30,678.31
Institutional Class	6,770.22
	$ 171,798

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,737 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $225 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,414. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 42,983
Class T	1.50%	33,157
Class B	2.00%	10,404
Class C	2.00%	19,582
Institutional Class	1.00%	3,232
		$ 109,358

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,281 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net realized gain
Class A	$ 89,466	$ -
Class T	32,187	-
Institutional Class	24,110	-
Total	$ 145,763	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	326,267	661,219	$ 2,639,408	$ 4,116,361
Reinvestment of distributions	10,719	-	83,932	-
Shares redeemed	(1,034,083)	(1,930,880)	(8,310,772)	(12,641,208)
Net increase (decrease)	(697,097)	(1,269,661)	$ (5,587,432)	$ (8,524,847)
Class T
Shares sold	179,722	373,877	$ 1,413,875	$ 2,297,750
Reinvestment of distributions	4,081	-	31,258	-
Shares redeemed	(642,516)	(713,016)	(5,099,174)	(4,474,519)
Net increase (decrease)	(458,713)	(339,139)	$ (3,654,041)	$ (2,176,769)
Class B
Shares sold	39,510	70,153	$ 296,778	$ 414,724
Shares redeemed	(244,899)	(398,374)	(1,851,363)	(2,321,552)
Net increase (decrease)	(205,389)	(328,221)	$ (1,554,585)	$ (1,906,828)
Class C
Shares sold	78,492	139,760	$ 590,572	$ 818,370
Shares redeemed	(344,314)	(472,981)	(2,603,107)	(2,686,497)
Net increase (decrease)	(265,822)	(333,221)	$ (2,012,535)	$ (1,868,127)
Institutional Class
Shares sold	54,921	113,544	$ 454,406	$ 720,261
Reinvestment of distributions	2,618	-	21,101	-
Shares redeemed	(248,593)	(196,824)	(2,078,292)	(1,264,774)
Net increase (decrease)	(191,054)	(83,280)	$ (1,602,785)	$ (544,513)

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization between the Fund and Fidelity Advisor New Insights Fund. The agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange solely for the number of equivalent shares of Class A, Class T, Class B, Class C and Institutional Class of Fidelity Advisor New Insights Fund having the same aggregate net asset value as the outstanding shares of Class A, Class T, Class B, Class C and Institutional Class of the Fund on the day the reorganization is effective.

The reorganization was approved by the Fund's shareholders and became effective on December 17, 2010. The reorganization qualifies as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 24% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 48% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 16, 2010. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Advisor Fifty Fund to Fidelity Advisor New Insights Fund in exchange solely for shares of beneficial interest of Fidelity Advisor New Insights Fund and the assumption by Fidelity Advisor New Insights Fund of Fidelity Advisor Fifty Fund's liabilities, in complete liquidation of Fidelity Advisor Fifty Fund.

	# of Votes	% of Votes
Affirmative	22,738,166.50	82.413
Against	513,612.16	1.862
Abstain	1,408,666.14	5.106
Uninstructed	2,929,956.42	10.619
TOTAL	27,590,401.22	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Fifty Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Advisor Fifty Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Furthermore, the Board considered that, on July 13, 2010, it had approved a proposal, subject to shareholder approval, to merge the fund into Fidelity Advisor New Insights Fund. If shareholders approve the merger at a special meeting scheduled to be held in November 2010, it is expected to take place in December 2010.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Fifty Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2009, the total expenses of Class C ranked equal to its competitive median for 2009, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AFIFI-UANN-0111
1.786686.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Growth & Income
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.58%	-1.37%	-0.27%
Class T (incl. 3.50% sales charge)	5.79%	-1.14%	-0.27%
Class B (incl. contingent deferred sales charge) A	4.06%	-1.33%	-0.22%
Class C (incl. contingent deferred sales charge) B	7.99%	-0.93%	-0.41%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth & Income Fund - Class A on November 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from James Catudal, Portfolio Manager of Fidelity Advisor ® Growth & Income Fund: For the year ending November 30, 2010, the fund's Class A, Class T, Class B and Class C shares returned 9.90%, 9.63%, 9.06% and 8.99%, respectively (excluding sales charges), compared with 9.94% for the S&P 500. Results were helped by an increased emphasis on industrial stocks, including truck engine maker Cummins. Stock picking in materials and health care also helped. Technology leader Apple was the top individual contributor, as its stock rose amid successful product introductions. Underweighting Bank of America and timely ownership of Citigroup and insurance-focused conglomerate Berkshire Hathaway also contributed. Conversely, stock picking in consumer discretionary hurt, as did overweighting financials, although the negative impact was offset by solid stock picking there. Positioning in telecommunication services slightly detracted. On an individual security basis, technology giant Hewlett-Packard was the fund's largest detractor, as its stock fell after its CEO's forced resignation. Untimely ownership of oil-field services provider Baker Hughes also hurt, as it missed second-quarter earnings expectations due to poor operating performance. I sold the stock by period end. JPMorgan Chase also detracted, with its stock falling about 11% in the period.

Comments from James Catudal, Portfolio Manager of Fidelity Advisor® Growth & Income Fund: For the year ending November 30, 2010, the fund's Institutional Class shares returned 10.23%, compared with 9.94% for the S&P 500. Results were helped by an increased emphasis on industrial stocks, including truck engine maker Cummins. Stock picking in materials and health care also helped. Technology leader Apple was the top individual contributor, as its stock rose amid successful product introductions. Underweighting Bank of America and timely ownership of Citigroup and insurance-focused conglomerate Berkshire Hathaway also contributed. Conversely, stock picking in consumer discretionary hurt, as did overweighting financials, although the negative impact was offset by solid stock picking there. Positioning in telecommunication services slightly detracted. On an individual security basis, technology giant Hewlett-Packard was the fund's largest detractor, as its stock fell after its CEO's forced resignation. Untimely ownership of oil-field services provider Baker Hughes also hurt, as it missed second-quarter earnings expectations due to poor operating performance. I sold the stock by period end. JPMorgan Chase also detracted, with its stock falling about 11% in the period.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.06%
Actual		$ 1,000.00	$ 1,094.10	$ 5.56
Hypothetical A		$ 1,000.00	$ 1,019.75	$ 5.37
Class T	1.31%
Actual		$ 1,000.00	$ 1,092.80	$ 6.87
Hypothetical A		$ 1,000.00	$ 1,018.50	$ 6.63
Class B	1.81%
Actual		$ 1,000.00	$ 1,089.80	$ 9.48
Hypothetical A		$ 1,000.00	$ 1,015.99	$ 9.15
Class C	1.80%
Actual		$ 1,000.00	$ 1,089.90	$ 9.43
Hypothetical A		$ 1,000.00	$ 1,016.04	$ 9.10
Institutional Class	.72%
Actual		$ 1,000.00	$ 1,095.40	$ 3.78
Hypothetical A		$ 1,000.00	$ 1,021.46	$ 3.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.6	2.9
Apple, Inc.	4.2	3.7
JPMorgan Chase & Co.	2.5	2.1
The Coca-Cola Co.	2.4	1.1
Google, Inc. Class A	2.3	0.7
Wells Fargo & Co.	2.2	2.2
United Technologies Corp.	2.1	1.9
Schlumberger Ltd.	2.0	1.5
Citigroup, Inc.	1.9	1.3
Philip Morris International, Inc.	1.7	1.2
	25.9
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.2	21.5
Financials	15.9	18.4
Industrials	15.6	15.1
Energy	12.8	10.5
Consumer Discretionary	9.9	11.6
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks and Equity Futures 98.9%		Stocks 98.2%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 1.8%
* Foreign investments	10.8%	** Foreign investments	7.2%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.6%
Fuel Systems Solutions, Inc. (a)	17,100	$ 591
Tenneco, Inc. (a)	52,900	1,929
TRW Automotive Holdings Corp. (a)	105,300	5,001
		7,521
Automobiles - 0.6%
Ford Motor Co. (a)	249,600	3,979
General Motors Co.	124,200	4,248
Harley-Davidson, Inc.	19,700	616
		8,843
Distributors - 0.2%
Li & Fung Ltd.	468,000	2,917
Hotels, Restaurants & Leisure - 1.5%
Accor SA	74,587	3,152
Ajisen (China) Holdings Ltd.	65,000	110
Darden Restaurants, Inc.	28,900	1,415
Jack in the Box, Inc. (a)	46,300	931
Little Sheep Group Ltd.	107,000	71
Marriott International, Inc. Class A	143,734	5,636
Sonic Corp. (a)	79,500	744
Starbucks Corp.	271,350	8,303
		20,362
Household Durables - 1.5%
D.R. Horton, Inc.	167,838	1,685
Ethan Allen Interiors, Inc.	50,570	834
Newell Rubbermaid, Inc.	104,900	1,759
Ryland Group, Inc.	114,143	1,664
Stanley Black & Decker, Inc.	137,800	8,203
Toll Brothers, Inc. (a)	353,500	6,345
		20,490
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	36,500	6,402
Media - 1.8%
Comcast Corp. Class A (special) (non-vtg.)	356,309	6,759
DIRECTV (a)	80,242	3,332
Lamar Advertising Co. Class A (a)	46,900	1,724
The Walt Disney Co.	332,722	12,148
		23,963
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 1.9%
Kohl's Corp. (a)	145,800	$ 8,226
Target Corp.	315,600	17,970
		26,196
Specialty Retail - 0.4%
Best Buy Co., Inc.	519	22
Lowe's Companies, Inc.	235,322	5,342
		5,364
Textiles, Apparel & Luxury Goods - 0.6%
Pandora A/S	22,800	1,191
Polo Ralph Lauren Corp. Class A	65,655	7,172
		8,363
TOTAL CONSUMER DISCRETIONARY		130,421
CONSUMER STAPLES - 7.4%
Beverages - 2.7%
Coca-Cola Enterprises, Inc.	186,200	4,497
The Coca-Cola Co.	507,805	32,078
		36,575
Food & Staples Retailing - 0.9%
CVS Caremark Corp.	109,819	3,404
Fresh Market, Inc.	20,700	750
Wal-Mart de Mexico SA de CV Series V	556,900	1,567
Wal-Mart Stores, Inc.	122,908	6,648
		12,369
Food Products - 1.2%
Bunge Ltd.	76,650	4,662
Kraft Foods, Inc. Class A	42,100	1,274
Mead Johnson Nutrition Co. Class A	63,900	3,807
Nestle SA	119,250	6,481
		16,224
Household Products - 0.9%
Colgate-Palmolive Co.	89,545	6,855
Procter & Gamble Co.	98,800	6,034
		12,889
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 1.7%
Philip Morris International, Inc.	395,277	$ 22,487
TOTAL CONSUMER STAPLES		100,544
ENERGY - 12.8%
Energy Equipment & Services - 5.9%
Cameron International Corp. (a)	291,172	14,008
Ensco International Ltd. ADR	58,300	2,763
Halliburton Co.	348,200	13,176
Oil States International, Inc. (a)	68,100	4,040
Saipem SpA	116,789	4,859
Schlumberger Ltd.	354,500	27,417
TETRA Technologies, Inc. (a)	72,300	795
Weatherford International Ltd. (a)	616,500	12,583
		79,641
Oil, Gas & Consumable Fuels - 6.9%
Anadarko Petroleum Corp.	22,500	1,444
Apache Corp.	73,200	7,879
Cimarex Energy Co.	42,200	3,399
Exxon Mobil Corp.	905,820	63,014
Massey Energy Co.	28,800	1,414
Peabody Energy Corp.	100,383	5,904
Petrohawk Energy Corp. (a)	159,000	2,835
Southwestern Energy Co. (a)	96,450	3,491
Ultra Petroleum Corp. (a)	66,400	3,120
Whiting Petroleum Corp. (a)	11,700	1,288
		93,788
TOTAL ENERGY		173,429
FINANCIALS - 15.9%
Capital Markets - 3.0%
Ameriprise Financial, Inc.	98,959	5,130
BlackRock, Inc. Class A	38,800	6,324
Charles Schwab Corp.	4,408	66
Goldman Sachs Group, Inc.	37,517	5,858
Janus Capital Group, Inc.	239,904	2,505
Morgan Stanley	160,000	3,914
State Street Corp.	404,002	17,453
		41,250
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - 4.1%
Huntington Bancshares, Inc.	203,100	$ 1,185
PNC Financial Services Group, Inc.	94,975	5,114
Sterling Bancshares, Inc.	158,500	941
SunTrust Banks, Inc.	132,800	3,102
Synovus Financial Corp.	331,100	672
U.S. Bancorp, Delaware	484,111	11,512
Wells Fargo & Co.	1,108,402	30,160
Zions Bancorporation	149,400	2,906
		55,592
Consumer Finance - 0.7%
American Express Co.	83,200	3,596
Capital One Financial Corp.	80,000	2,978
Discover Financial Services	123,600	2,259
		8,833
Diversified Financial Services - 5.1%
Bank of America Corp.	792,536	8,678
Citigroup, Inc. (a)	6,107,400	25,651
JPMorgan Chase & Co.	908,228	33,950
NBH Holdings Corp. Class A (a)(e)	39,100	762
		69,041
Insurance - 1.7%
Berkshire Hathaway, Inc. Class B (a)	94,547	7,534
Hartford Financial Services Group, Inc.	85,400	1,901
Lincoln National Corp.	113,300	2,706
MetLife, Inc.	274,800	10,484
		22,625
Real Estate Investment Trusts - 1.0%
CBL & Associates Properties, Inc.	103,700	1,711
ProLogis Trust	162,200	2,110
Public Storage	45,400	4,386
Simon Property Group, Inc.	24,145	2,378
SL Green Realty Corp.	37,500	2,453
		13,038
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	248,200	4,763
Thrifts & Mortgage Finance - 0.0%
Radian Group, Inc.	65,500	464
TOTAL FINANCIALS		215,606
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 9.1%
Biotechnology - 1.5%
Amgen, Inc. (a)	108,063	$ 5,694
Amylin Pharmaceuticals, Inc. (a)	58,804	754
ARIAD Pharmaceuticals, Inc. (a)	229,400	924
ArQule, Inc. (a)	85,200	463
BioMarin Pharmaceutical, Inc. (a)	66,900	1,812
Cephalon, Inc. (a)	23,900	1,517
Gilead Sciences, Inc. (a)	117,528	4,290
SIGA Technologies, Inc. (a)	97,000	1,222
Theravance, Inc. (a)	58,623	1,464
Vertex Pharmaceuticals, Inc. (a)	85,000	2,816
		20,956
Health Care Equipment & Supplies - 1.3%
C. R. Bard, Inc.	51,700	4,387
Covidien PLC	253,655	10,671
Mako Surgical Corp. (a)	77,000	883
St. Jude Medical, Inc. (a)	24,477	947
		16,888
Health Care Providers & Services - 2.5%
Brookdale Senior Living, Inc. (a)	103,700	1,983
CIGNA Corp.	58,800	2,164
Express Scripts, Inc. (a)	175,500	9,142
Henry Schein, Inc. (a)	151,174	8,682
McKesson Corp.	72,200	4,614
Medco Health Solutions, Inc. (a)	54,000	3,311
UnitedHealth Group, Inc.	107,400	3,922
		33,818
Life Sciences Tools & Services - 0.5%
Illumina, Inc. (a)	57,800	3,475
Life Technologies Corp. (a)	58,400	2,909
QIAGEN NV (a)	29,100	533
		6,917
Pharmaceuticals - 3.3%
Allergan, Inc.	19,900	1,319
Auxilium Pharmaceuticals, Inc. (a)	35,600	674
GlaxoSmithKline PLC sponsored ADR	174,800	6,691
Johnson & Johnson	239,683	14,752
Merck & Co., Inc.	448,390	15,456
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	274,324	$ 4,469
Teva Pharmaceutical Industries Ltd. sponsored ADR	25,100	1,256
		44,617
TOTAL HEALTH CARE		123,196
INDUSTRIALS - 15.6%
Aerospace & Defense - 5.7%
AerCap Holdings NV (a)	94,116	1,223
AeroVironment, Inc. (a)(d)	46,203	1,141
BE Aerospace, Inc. (a)	194,400	6,901
Goodrich Corp.	102,100	8,757
Honeywell International, Inc.	142,300	7,074
Precision Castparts Corp.	81,200	11,211
The Boeing Co.	199,600	12,728
United Technologies Corp.	378,436	28,485
		77,520
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	65,400	4,821
United Parcel Service, Inc. Class B	171,954	12,059
		16,880
Airlines - 0.4%
Southwest Airlines Co.	317,900	4,234
United Continental Holdings, Inc. (a)	39,300	1,088
		5,322
Building Products - 0.2%
Owens Corning (a)	85,200	2,242
Commercial Services & Supplies - 0.1%
Avery Dennison Corp.	35,700	1,340
Construction & Engineering - 0.8%
Fluor Corp.	126,000	7,287
Jacobs Engineering Group, Inc. (a)	67,900	2,614
Orion Marine Group, Inc. (a)	78,600	1,056
		10,957
Industrial Conglomerates - 1.3%
3M Co.	112,321	9,433
General Electric Co.	182,483	2,889
Textron, Inc.	214,659	4,800
		17,122
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 2.8%
Cummins, Inc.	83,600	$ 8,119
Danaher Corp.	203,800	8,814
Ingersoll-Rand Co. Ltd.	366,700	15,035
NN, Inc. (a)	36,100	361
PACCAR, Inc.	109,700	5,908
		38,237
Professional Services - 0.3%
Robert Half International, Inc.	159,000	4,407
Road & Rail - 2.8%
CSX Corp.	272,500	16,571
Landstar System, Inc.	158,955	5,714
Union Pacific Corp.	172,089	15,507
		37,792
TOTAL INDUSTRIALS		211,819
INFORMATION TECHNOLOGY - 20.2%
Communications Equipment - 2.9%
Cisco Systems, Inc. (a)	741,909	14,215
HTC Corp.	130,000	3,604
Juniper Networks, Inc. (a)	139,378	4,742
Motorola, Inc. (a)	408,800	3,131
QUALCOMM, Inc.	297,120	13,887
		39,579
Computers & Peripherals - 5.6%
Apple, Inc. (a)	184,600	57,438
EMC Corp. (a)	344,833	7,410
Hewlett-Packard Co.	271,250	11,374
		76,222
Electronic Equipment & Components - 0.8%
Agilent Technologies, Inc. (a)	90,512	3,170
Corning, Inc.	423,200	7,474
		10,644
Internet Software & Services - 3.7%
eBay, Inc. (a)	393,650	11,467
Google, Inc. Class A (a)	54,918	30,518
Mail.ru Group Ltd. GDR unit (a)(e)	9,000	369
Move, Inc. (a)	1,092,673	2,764
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
OpenTable, Inc. (a)	31,100	$ 2,256
Rackspace Hosting, Inc. (a)	110,300	3,217
		50,591
IT Services - 1.7%
Cognizant Technology Solutions Corp. Class A (a)	40,500	2,632
Fiserv, Inc. (a)	45,300	2,505
International Business Machines Corp.	31,700	4,484
MasterCard, Inc. Class A	28,500	6,755
Visa, Inc. Class A	87,532	6,464
		22,840
Office Electronics - 0.3%
Xerox Corp.	369,800	4,238
Semiconductors & Semiconductor Equipment - 2.8%
ASML Holding NV	240,100	7,834
Avago Technologies Ltd.	61,500	1,606
Broadcom Corp. Class A	129,400	5,757
Intersil Corp. Class A	214,200	2,731
Lam Research Corp. (a)	227,300	10,304
Marvell Technology Group Ltd. (a)	194,700	3,756
MEMC Electronic Materials, Inc. (a)	80,000	926
Micron Technology, Inc. (a)	299,100	2,171
NXP Semiconductors NV	180,100	2,266
		37,351
Software - 2.4%
BMC Software, Inc. (a)	121,174	5,380
Citrix Systems, Inc. (a)	68,000	4,517
Informatica Corp. (a)	72,000	2,972
Longtop Financial Technologies Ltd. ADR (a)	15,520	614
Microsoft Corp.	208,760	5,263
Nuance Communications, Inc. (a)	122,900	2,172
Oracle Corp.	398,469	10,775
Red Hat, Inc. (a)	32,900	1,431
salesforce.com, Inc. (a)	700	97
		33,221
TOTAL INFORMATION TECHNOLOGY		274,686
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 4.0%
Chemicals - 2.1%
Albemarle Corp.	112,115	$ 6,064
CF Industries Holdings, Inc.	19,400	2,343
Dow Chemical Co.	108,700	3,389
Ecolab, Inc.	27,967	1,337
FMC Corp.	84,172	6,550
Praxair, Inc.	40,996	3,774
The Mosaic Co.	81,300	5,498
		28,955
Construction Materials - 0.1%
Vulcan Materials Co. (d)	35,600	1,428
Metals & Mining - 1.8%
Alcoa, Inc.	447,000	5,865
AngloGold Ashanti Ltd. sponsored ADR	140,300	6,570
Barrick Gold Corp. (d)	126,100	6,499
Carpenter Technology Corp.	129,527	4,724
		23,658
TOTAL MATERIALS		54,041
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	123,100	3,940
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	138,486	7,003
Sprint Nextel Corp. (a)	642,500	2,429
Vodafone Group PLC sponsored ADR	152,000	3,809
		13,241
TOTAL TELECOMMUNICATION SERVICES		17,181
UTILITIES - 0.2%
Multi-Utilities - 0.2%
Public Service Enterprise Group, Inc.	78,500	2,420
TOTAL COMMON STOCKS (Cost $1,175,396)		1,303,343
Nonconvertible Preferred Stocks - 0.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Volkswagen AG (Cost $3,118)	21,400	$ 3,438
U.S. Treasury Obligations - 0.3%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 0.11% to 0.16% 12/9/10 to 2/24/11 (f) (Cost $3,700)	$ 3,700	3,700
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	50,309,430	50,309
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	4,550,250	4,550
TOTAL MONEY MARKET FUNDS (Cost $54,859)		54,859
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,237,073)		1,365,340
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(9,158)
NET ASSETS - 100%		$ 1,356,182
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
584 CME E-mini S&P 500 Index Contracts	Dec. 2010	$ 34,444	$ (481)
TOTAL EQUITY INDEX CONTRACTS		$ 34,444	$ (481)

The face value of futures purchased as a percentage of net assets is 2.5%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,131,000 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,700,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 43
Fidelity Securities Lending Cash Central Fund	10
Total	$ 53
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 133,859	$ 133,859	$ -	$ -
Consumer Staples	100,544	100,544	-	-
Energy	173,429	173,429	-	-
Financials	215,606	214,844	-	762
Health Care	123,196	123,196	-	-
Industrials	211,819	211,819	-	-
Information Technology	274,686	274,686	-	-
Materials	54,041	54,041	-	-
Telecommunication Services	17,181	17,181	-	-
Utilities	2,420	2,420	-	-
U.S. Government and Government Agency Obligations	3,700	-	3,700	-
Money Market Funds	54,859	54,859	-	-
Total Investments in Securities:	$ 1,365,340	$ 1,360,878	$ 3,700	$ 762
Derivative Instruments:
Liabilities
Futures Contracts	$ (481)	$ (481)	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(59)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	821
Transfers out of Level 3	-
Ending Balance	$ 762
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ (59)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of November 30, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value (Amounts in thousands)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (481)
Total Value of Derivatives	$ -	$ (481)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.2%
Netherlands Antilles	2.0%
Ireland	1.9%
Switzerland	1.4%
United Kingdom	1.0%
Others (Individually Less Than 1%)	4.5%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $244,827,000 of which $53,773,000 and $191,054,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $4,510) - See accompanying schedule: Unaffiliated issuers (cost $1,182,214)	$ 1,310,481
Fidelity Central Funds (cost $54,859)	54,859
Total Investments (cost $1,237,073)		$ 1,365,340
Cash		241
Receivable for investments sold		7,569
Receivable for fund shares sold		916
Dividends receivable		2,466
Distributions receivable from Fidelity Central Funds		5
Prepaid expenses		5
Other receivables		14
Total assets		1,376,556

Liabilities
Payable for investments purchased	$ 1,194
Payable for fund shares redeemed	13,347
Accrued management fee	533
Distribution and service plan fees payable	190
Payable for daily variation on futures contracts	201
Other affiliated payables	312
Other payables and accrued expenses	47
Collateral on securities loaned, at value	4,550
Total liabilities		20,374

Net Assets		$ 1,356,182
Net Assets consist of:
Paid in capital		$ 1,509,055
Undistributed net investment income		5,289
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(285,953)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		127,791
Net Assets		$ 1,356,182

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($232,042 ÷ 14,460.4 shares)	$ 16.05

Maximum offering price per share (100/94.25 of $16.05)	$ 17.03
Class T: Net Asset Value and redemption price per share ($177,820 ÷ 11,100.8 shares)	$ 16.02

Maximum offering price per share (100/96.50 of $16.02)	$ 16.60
Class B: Net Asset Value and offering price per share ($18,729 ÷ 1,215.6 shares)A	$ 15.41

Class C: Net Asset Value and offering price per share ($57,828 ÷ 3,756.7 shares)A	$ 15.39

Institutional Class: Net Asset Value, offering price and redemption price per share ($869,763 ÷ 53,712.8 shares)	$ 16.19

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 19,019
Interest		1
Income from Fidelity Central Funds		53
Total income		19,073

Expenses
Management fee	$ 6,698
Transfer agent fees	3,567
Distribution and service plan fees	2,362
Accounting and security lending fees	469
Custodian fees and expenses	58
Independent trustees' compensation	8
Registration fees	77
Audit	87
Legal	7
Miscellaneous	21
Total expenses before reductions	13,354
Expense reductions	(111)	13,243
Net investment income (loss)		5,830
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	181,995
Foreign currency transactions	(51)
Futures contracts	144
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		182,089
Change in net unrealized appreciation (depreciation) on: Investment securities	(48,722)
Assets and liabilities in foreign currencies	3
Futures contracts	(481)
Total change in net unrealized appreciation (depreciation)		(49,200)
Net gain (loss)		132,889
Net increase (decrease) in net assets resulting from operations		$ 138,719

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,830	$ 9,633
Net realized gain (loss)	182,089	(101,725)
Change in net unrealized appreciation (depreciation)	(49,200)	400,583
Net increase (decrease) in net assets resulting from operations	138,719	308,491
Distributions to shareholders from net investment income	(9,233)	(13,218)
Share transactions - net increase (decrease)	(333,242)	17,878
Total increase (decrease) in net assets	(203,756)	313,151

Net Assets
Beginning of period	1,559,938	1,246,787
End of period (including undistributed net investment income of $5,289 and undistributed net investment income of $8,733, respectively)	$ 1,356,182	$ 1,559,938

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.67	$ 11.96	$ 21.84	$ 19.98	$ 17.94
Income from Investment Operations
Net investment income (loss) C	.04	.08	.12	.10	.09
Net realized and unrealized gain (loss)	1.41	2.75	(8.82)	2.28	2.03
Total from investment operations	1.45	2.83	(8.70)	2.38	2.12
Distributions from net investment income	(.07)	(.12)	(.09)	(.07)	(.08)
Distributions from net realized gain	-	-	(1.10)	(.45)	-
Total distributions	(.07)	(.12)	(1.18) H	(.52)	(.08)
Net asset value, end of period	$ 16.05	$ 14.67	$ 11.96	$ 21.84	$ 19.98
Total Return A,B	9.90%	23.96%	(42.07)%	12.21%	11.83%
Ratios to Average Net Assets D,F
Expenses before reductions	1.05%	1.09%	1.06%	1.04%	1.07%
Expenses net of fee waivers, if any	1.05%	1.09%	1.06%	1.04%	1.07%
Expenses net of all reductions	1.05%	1.08%	1.06%	1.04%	1.06%
Net investment income (loss)	.26%	.60%	.67%	.47%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 232	$ 252	$ 228	$ 309	$ 256
Portfolio turnover rate E	102%	117%	124% G	88%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.183 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.64	$ 11.90	$ 21.70	$ 19.85	$ 17.80
Income from Investment Operations
Net investment income (loss) C	- H	.04	.08	.05	.05
Net realized and unrealized gain (loss)	1.41	2.75	(8.76)	2.26	2.02
Total from investment operations	1.41	2.79	(8.68)	2.31	2.07
Distributions from net investment income	(.03)	(.05)	(.02)	(.01)	(.02)
Distributions from net realized gain	-	-	(1.10)	(.45)	-
Total distributions	(.03)	(.05)	(1.12) I	(.46)	(.02)
Net asset value, end of period	$ 16.02	$ 14.64	$ 11.90	$ 21.70	$ 19.85
Total Return A,B	9.63%	23.57%	(42.16)%	11.88%	11.62%
Ratios to Average Net Assets D,F
Expenses before reductions	1.31%	1.34%	1.28%	1.26%	1.28%
Expenses net of fee waivers, if any	1.31%	1.34%	1.28%	1.26%	1.28%
Expenses net of all reductions	1.30%	1.34%	1.28%	1.25%	1.27%
Net investment income (loss)	.01%	.35%	.45%	.26%	.28%
Supplemental Data
Net assets, end of period (in millions)	$ 178	$ 201	$ 204	$ 440	$ 505
Portfolio turnover rate E	102%	117%	124% G	88%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I Total distributions of $1.118 per share is comprised of distributions from net investment income of $0.200 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.13	$ 11.49	$ 21.02	$ 19.18	$ 17.28
Income from Investment Operations
Net investment income (loss) C	(.07)	(.02)	(.01)	(.06)	(.05)
Net realized and unrealized gain (loss)	1.35	2.66	(8.48)	2.20	1.95
Total from investment operations	1.28	2.64	(8.49)	2.14	1.90
Distributions from net realized gain	-	-	(1.04)	(.30)	-
Net asset value, end of period	$ 15.41	$ 14.13	$ 11.49	$ 21.02	$ 19.18
Total Return A,B	9.06%	22.98%	(42.48)%	11.30%	11.00%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.85%	1.81%	1.81%	1.85%
Expenses net of fee waivers, if any	1.82%	1.85%	1.81%	1.81%	1.85%
Expenses net of all reductions	1.81%	1.84%	1.81%	1.81%	1.84%
Net investment income (loss)	(.51)%	(.16)%	(.08)%	(.30)%	(.29)%
Supplemental Data
Net assets, end of period (in millions)	$ 19	$ 27	$ 31	$ 84	$ 140
Portfolio turnover rate E	102%	117%	124% G	88%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.12	$ 11.47	$ 20.99	$ 19.21	$ 17.30
Income from Investment Operations
Net investment income (loss) C	(.07)	(.02)	(.01)	(.05)	(.04)
Net realized and unrealized gain (loss)	1.34	2.67	(8.47)	2.20	1.95
Total from investment operations	1.27	2.65	(8.48)	2.15	1.91
Distributions from net realized gain	-	-	(1.04)	(.37)	-
Net asset value, end of period	$ 15.39	$ 14.12	$ 11.47	$ 20.99	$ 19.21
Total Return A,B	8.99%	23.10%	(42.49)%	11.38%	11.04%
Ratios to Average Net Assets D,F
Expenses before reductions	1.80%	1.84%	1.79%	1.77%	1.80%
Expenses net of fee waivers, if any	1.80%	1.84%	1.79%	1.77%	1.80%
Expenses net of all reductions	1.80%	1.83%	1.78%	1.76%	1.78%
Net investment income (loss)	(.49)%	(.15)%	(.05)%	(.25)%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$ 58	$ 63	$ 59	$ 121	$ 123
Portfolio turnover rate E	102%	117%	124% G	88%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.80	$ 12.07	$ 22.03	$ 20.15	$ 18.09
Income from Investment Operations
Net investment income (loss) B	.09	.12	.18	.17	.16
Net realized and unrealized gain (loss)	1.41	2.78	(8.89)	2.29	2.04
Total from investment operations	1.50	2.90	(8.71)	2.46	2.20
Distributions from net investment income	(.11)	(.17)	(.15)	(.13)	(.14)
Distributions from net realized gain	-	-	(1.10)	(.45)	-
Total distributions	(.11)	(.17)	(1.25) G	(.58)	(.14)
Net asset value, end of period	$ 16.19	$ 14.80	$ 12.07	$ 22.03	$ 20.15
Total Return A	10.23%	24.36%	(41.88)%	12.53%	12.22%
Ratios to Average Net Assets C,E
Expenses before reductions	.73%	.77%	.74%	.72%	.73%
Expenses net of fee waivers, if any	.73%	.77%	.74%	.72%	.73%
Expenses net of all reductions	.72%	.77%	.73%	.72%	.72%
Net investment income (loss)	.59%	.92%	1.00%	.79%	.83%
Supplemental Data
Net assets, end of period (in millions)	$ 870	$ 1,017	$ 725	$ 814	$ 537
Portfolio turnover rate D	102%	117%	124% F	88%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Total distributions of $1.252 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 158,154
Gross unrealized depreciation	(71,494)
Net unrealized appreciation (depreciation)	$ 86,660

Tax Cost	$ 1,278,680

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,289
Capital loss carryforward	$ (244,827)
Net unrealized appreciation (depreciation)	$ 86,665

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 9,233	$ 13,218

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Derivative Instruments - continued

Futures Contracts - continued

During the period, the Fund recognized net realized gain (loss) of $144 and a change in net unrealized appreciation (depreciation) of ($481) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,446,061 and $1,790,534, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 606	$ 6
Class T	.25%	.25%	928	5
Class B	.75%	.25%	232	175
Class C	.75%	.25%	596	16
			$ 2,362	$ 202

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27
Class T	16
Class B*	50
Class C*	1
$ 94

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 714.29
Class T	556.30
Class B	72.31
Class C	175.29
Institutional Class	2,050.22
	$ 3,567

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $39 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to two hundred forty-five dollars under the interfund lending program. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 19,453.45%

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

9. Security Lending - continued

represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $111 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 1,150	$ 2,328
Class T	367	867
Institutional Class	7,716	10,023
Total	$ 9,233	$ 13,218

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	1,743	3,053	$ 26,391	$ 37,608
Reinvestment of distributions	58	156	858	1,807
Shares redeemed	(4,541)	(5,053)	(69,183)	(62,728)
Net increase (decrease)	(2,740)	(1,844)	$ (41,934)	$ (23,313)
Class T
Shares sold	1,043	1,574	$ 15,898	$ 19,285
Reinvestment of distributions	24	71	354	822
Shares redeemed	(3,663)	(5,080)	(55,498)	(63,531)
Net increase (decrease)	(2,596)	(3,435)	$ (39,246)	$ (43,424)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class B
Shares sold	135	241	$ 1,974	$ 2,853
Shares redeemed	(856)	(1,028)	(12,547)	(12,134)
Net increase (decrease)	(721)	(787)	$ (10,573)	$ (9,281)
Class C
Shares sold	247	466	$ 3,621	$ 5,478
Shares redeemed	(927)	(1,197)	(13,651)	(13,956)
Net increase (decrease)	(680)	(731)	$ (10,030)	$ (8,478)
Institutional Class
Shares sold	9,538	15,746	$ 145,922	$ 192,645
Reinvestment of distributions	519	858	7,696	9,982
Shares redeemed	(25,053)	(7,916)	(385,077)	(100,253)
Net increase (decrease)	(14,996)	8,688	$ (231,459)	$ 102,374

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 50% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Growth & Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Growth & Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.
In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGAI-UANN-0111
1.786687.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Growth & Income
Fund - Institutional Class

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	10.23%	0.12%	0.66%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth & Income Fund - Institutional Class on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from James Catudal, Portfolio Manager of Fidelity Advisor ® Growth & Income Fund: For the year ending November 30, 2010, the fund's Class A, Class T, Class B and Class C shares returned 9.90%, 9.63%, 9.06% and 8.99%, respectively (excluding sales charges), compared with 9.94% for the S&P 500. Results were helped by an increased emphasis on industrial stocks, including truck engine maker Cummins. Stock picking in materials and health care also helped. Technology leader Apple was the top individual contributor, as its stock rose amid successful product introductions. Underweighting Bank of America and timely ownership of Citigroup and insurance-focused conglomerate Berkshire Hathaway also contributed. Conversely, stock picking in consumer discretionary hurt, as did overweighting financials, although the negative impact was offset by solid stock picking there. Positioning in telecommunication services slightly detracted. On an individual security basis, technology giant Hewlett-Packard was the fund's largest detractor, as its stock fell after its CEO's forced resignation. Untimely ownership of oil-field services provider Baker Hughes also hurt, as it missed second-quarter earnings expectations due to poor operating performance. I sold the stock by period end. JPMorgan Chase also detracted, with its stock falling about 11% in the period.

Comments from James Catudal, Portfolio Manager of Fidelity Advisor® Growth & Income Fund: For the year ending November 30, 2010, the fund's Institutional Class shares returned 10.23%, compared with 9.94% for the S&P 500. Results were helped by an increased emphasis on industrial stocks, including truck engine maker Cummins. Stock picking in materials and health care also helped. Technology leader Apple was the top individual contributor, as its stock rose amid successful product introductions. Underweighting Bank of America and timely ownership of Citigroup and insurance-focused conglomerate Berkshire Hathaway also contributed. Conversely, stock picking in consumer discretionary hurt, as did overweighting financials, although the negative impact was offset by solid stock picking there. Positioning in telecommunication services slightly detracted. On an individual security basis, technology giant Hewlett-Packard was the fund's largest detractor, as its stock fell after its CEO's forced resignation. Untimely ownership of oil-field services provider Baker Hughes also hurt, as it missed second-quarter earnings expectations due to poor operating performance. I sold the stock by period end. JPMorgan Chase also detracted, with its stock falling about 11% in the period.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.06%
Actual		$ 1,000.00	$ 1,094.10	$ 5.56
Hypothetical A		$ 1,000.00	$ 1,019.75	$ 5.37
Class T	1.31%
Actual		$ 1,000.00	$ 1,092.80	$ 6.87
Hypothetical A		$ 1,000.00	$ 1,018.50	$ 6.63
Class B	1.81%
Actual		$ 1,000.00	$ 1,089.80	$ 9.48
Hypothetical A		$ 1,000.00	$ 1,015.99	$ 9.15
Class C	1.80%
Actual		$ 1,000.00	$ 1,089.90	$ 9.43
Hypothetical A		$ 1,000.00	$ 1,016.04	$ 9.10
Institutional Class	.72%
Actual		$ 1,000.00	$ 1,095.40	$ 3.78
Hypothetical A		$ 1,000.00	$ 1,021.46	$ 3.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.6	2.9
Apple, Inc.	4.2	3.7
JPMorgan Chase & Co.	2.5	2.1
The Coca-Cola Co.	2.4	1.1
Google, Inc. Class A	2.3	0.7
Wells Fargo & Co.	2.2	2.2
United Technologies Corp.	2.1	1.9
Schlumberger Ltd.	2.0	1.5
Citigroup, Inc.	1.9	1.3
Philip Morris International, Inc.	1.7	1.2
	25.9
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.2	21.5
Financials	15.9	18.4
Industrials	15.6	15.1
Energy	12.8	10.5
Consumer Discretionary	9.9	11.6
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks and Equity Futures 98.9%		Stocks 98.2%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 1.8%
* Foreign investments	10.8%	** Foreign investments	7.2%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.6%
Fuel Systems Solutions, Inc. (a)	17,100	$ 591
Tenneco, Inc. (a)	52,900	1,929
TRW Automotive Holdings Corp. (a)	105,300	5,001
		7,521
Automobiles - 0.6%
Ford Motor Co. (a)	249,600	3,979
General Motors Co.	124,200	4,248
Harley-Davidson, Inc.	19,700	616
		8,843
Distributors - 0.2%
Li & Fung Ltd.	468,000	2,917
Hotels, Restaurants & Leisure - 1.5%
Accor SA	74,587	3,152
Ajisen (China) Holdings Ltd.	65,000	110
Darden Restaurants, Inc.	28,900	1,415
Jack in the Box, Inc. (a)	46,300	931
Little Sheep Group Ltd.	107,000	71
Marriott International, Inc. Class A	143,734	5,636
Sonic Corp. (a)	79,500	744
Starbucks Corp.	271,350	8,303
		20,362
Household Durables - 1.5%
D.R. Horton, Inc.	167,838	1,685
Ethan Allen Interiors, Inc.	50,570	834
Newell Rubbermaid, Inc.	104,900	1,759
Ryland Group, Inc.	114,143	1,664
Stanley Black & Decker, Inc.	137,800	8,203
Toll Brothers, Inc. (a)	353,500	6,345
		20,490
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	36,500	6,402
Media - 1.8%
Comcast Corp. Class A (special) (non-vtg.)	356,309	6,759
DIRECTV (a)	80,242	3,332
Lamar Advertising Co. Class A (a)	46,900	1,724
The Walt Disney Co.	332,722	12,148
		23,963
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 1.9%
Kohl's Corp. (a)	145,800	$ 8,226
Target Corp.	315,600	17,970
		26,196
Specialty Retail - 0.4%
Best Buy Co., Inc.	519	22
Lowe's Companies, Inc.	235,322	5,342
		5,364
Textiles, Apparel & Luxury Goods - 0.6%
Pandora A/S	22,800	1,191
Polo Ralph Lauren Corp. Class A	65,655	7,172
		8,363
TOTAL CONSUMER DISCRETIONARY		130,421
CONSUMER STAPLES - 7.4%
Beverages - 2.7%
Coca-Cola Enterprises, Inc.	186,200	4,497
The Coca-Cola Co.	507,805	32,078
		36,575
Food & Staples Retailing - 0.9%
CVS Caremark Corp.	109,819	3,404
Fresh Market, Inc.	20,700	750
Wal-Mart de Mexico SA de CV Series V	556,900	1,567
Wal-Mart Stores, Inc.	122,908	6,648
		12,369
Food Products - 1.2%
Bunge Ltd.	76,650	4,662
Kraft Foods, Inc. Class A	42,100	1,274
Mead Johnson Nutrition Co. Class A	63,900	3,807
Nestle SA	119,250	6,481
		16,224
Household Products - 0.9%
Colgate-Palmolive Co.	89,545	6,855
Procter & Gamble Co.	98,800	6,034
		12,889
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 1.7%
Philip Morris International, Inc.	395,277	$ 22,487
TOTAL CONSUMER STAPLES		100,544
ENERGY - 12.8%
Energy Equipment & Services - 5.9%
Cameron International Corp. (a)	291,172	14,008
Ensco International Ltd. ADR	58,300	2,763
Halliburton Co.	348,200	13,176
Oil States International, Inc. (a)	68,100	4,040
Saipem SpA	116,789	4,859
Schlumberger Ltd.	354,500	27,417
TETRA Technologies, Inc. (a)	72,300	795
Weatherford International Ltd. (a)	616,500	12,583
		79,641
Oil, Gas & Consumable Fuels - 6.9%
Anadarko Petroleum Corp.	22,500	1,444
Apache Corp.	73,200	7,879
Cimarex Energy Co.	42,200	3,399
Exxon Mobil Corp.	905,820	63,014
Massey Energy Co.	28,800	1,414
Peabody Energy Corp.	100,383	5,904
Petrohawk Energy Corp. (a)	159,000	2,835
Southwestern Energy Co. (a)	96,450	3,491
Ultra Petroleum Corp. (a)	66,400	3,120
Whiting Petroleum Corp. (a)	11,700	1,288
		93,788
TOTAL ENERGY		173,429
FINANCIALS - 15.9%
Capital Markets - 3.0%
Ameriprise Financial, Inc.	98,959	5,130
BlackRock, Inc. Class A	38,800	6,324
Charles Schwab Corp.	4,408	66
Goldman Sachs Group, Inc.	37,517	5,858
Janus Capital Group, Inc.	239,904	2,505
Morgan Stanley	160,000	3,914
State Street Corp.	404,002	17,453
		41,250
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - 4.1%
Huntington Bancshares, Inc.	203,100	$ 1,185
PNC Financial Services Group, Inc.	94,975	5,114
Sterling Bancshares, Inc.	158,500	941
SunTrust Banks, Inc.	132,800	3,102
Synovus Financial Corp.	331,100	672
U.S. Bancorp, Delaware	484,111	11,512
Wells Fargo & Co.	1,108,402	30,160
Zions Bancorporation	149,400	2,906
		55,592
Consumer Finance - 0.7%
American Express Co.	83,200	3,596
Capital One Financial Corp.	80,000	2,978
Discover Financial Services	123,600	2,259
		8,833
Diversified Financial Services - 5.1%
Bank of America Corp.	792,536	8,678
Citigroup, Inc. (a)	6,107,400	25,651
JPMorgan Chase & Co.	908,228	33,950
NBH Holdings Corp. Class A (a)(e)	39,100	762
		69,041
Insurance - 1.7%
Berkshire Hathaway, Inc. Class B (a)	94,547	7,534
Hartford Financial Services Group, Inc.	85,400	1,901
Lincoln National Corp.	113,300	2,706
MetLife, Inc.	274,800	10,484
		22,625
Real Estate Investment Trusts - 1.0%
CBL & Associates Properties, Inc.	103,700	1,711
ProLogis Trust	162,200	2,110
Public Storage	45,400	4,386
Simon Property Group, Inc.	24,145	2,378
SL Green Realty Corp.	37,500	2,453
		13,038
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	248,200	4,763
Thrifts & Mortgage Finance - 0.0%
Radian Group, Inc.	65,500	464
TOTAL FINANCIALS		215,606
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 9.1%
Biotechnology - 1.5%
Amgen, Inc. (a)	108,063	$ 5,694
Amylin Pharmaceuticals, Inc. (a)	58,804	754
ARIAD Pharmaceuticals, Inc. (a)	229,400	924
ArQule, Inc. (a)	85,200	463
BioMarin Pharmaceutical, Inc. (a)	66,900	1,812
Cephalon, Inc. (a)	23,900	1,517
Gilead Sciences, Inc. (a)	117,528	4,290
SIGA Technologies, Inc. (a)	97,000	1,222
Theravance, Inc. (a)	58,623	1,464
Vertex Pharmaceuticals, Inc. (a)	85,000	2,816
		20,956
Health Care Equipment & Supplies - 1.3%
C. R. Bard, Inc.	51,700	4,387
Covidien PLC	253,655	10,671
Mako Surgical Corp. (a)	77,000	883
St. Jude Medical, Inc. (a)	24,477	947
		16,888
Health Care Providers & Services - 2.5%
Brookdale Senior Living, Inc. (a)	103,700	1,983
CIGNA Corp.	58,800	2,164
Express Scripts, Inc. (a)	175,500	9,142
Henry Schein, Inc. (a)	151,174	8,682
McKesson Corp.	72,200	4,614
Medco Health Solutions, Inc. (a)	54,000	3,311
UnitedHealth Group, Inc.	107,400	3,922
		33,818
Life Sciences Tools & Services - 0.5%
Illumina, Inc. (a)	57,800	3,475
Life Technologies Corp. (a)	58,400	2,909
QIAGEN NV (a)	29,100	533
		6,917
Pharmaceuticals - 3.3%
Allergan, Inc.	19,900	1,319
Auxilium Pharmaceuticals, Inc. (a)	35,600	674
GlaxoSmithKline PLC sponsored ADR	174,800	6,691
Johnson & Johnson	239,683	14,752
Merck & Co., Inc.	448,390	15,456
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	274,324	$ 4,469
Teva Pharmaceutical Industries Ltd. sponsored ADR	25,100	1,256
		44,617
TOTAL HEALTH CARE		123,196
INDUSTRIALS - 15.6%
Aerospace & Defense - 5.7%
AerCap Holdings NV (a)	94,116	1,223
AeroVironment, Inc. (a)(d)	46,203	1,141
BE Aerospace, Inc. (a)	194,400	6,901
Goodrich Corp.	102,100	8,757
Honeywell International, Inc.	142,300	7,074
Precision Castparts Corp.	81,200	11,211
The Boeing Co.	199,600	12,728
United Technologies Corp.	378,436	28,485
		77,520
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	65,400	4,821
United Parcel Service, Inc. Class B	171,954	12,059
		16,880
Airlines - 0.4%
Southwest Airlines Co.	317,900	4,234
United Continental Holdings, Inc. (a)	39,300	1,088
		5,322
Building Products - 0.2%
Owens Corning (a)	85,200	2,242
Commercial Services & Supplies - 0.1%
Avery Dennison Corp.	35,700	1,340
Construction & Engineering - 0.8%
Fluor Corp.	126,000	7,287
Jacobs Engineering Group, Inc. (a)	67,900	2,614
Orion Marine Group, Inc. (a)	78,600	1,056
		10,957
Industrial Conglomerates - 1.3%
3M Co.	112,321	9,433
General Electric Co.	182,483	2,889
Textron, Inc.	214,659	4,800
		17,122
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 2.8%
Cummins, Inc.	83,600	$ 8,119
Danaher Corp.	203,800	8,814
Ingersoll-Rand Co. Ltd.	366,700	15,035
NN, Inc. (a)	36,100	361
PACCAR, Inc.	109,700	5,908
		38,237
Professional Services - 0.3%
Robert Half International, Inc.	159,000	4,407
Road & Rail - 2.8%
CSX Corp.	272,500	16,571
Landstar System, Inc.	158,955	5,714
Union Pacific Corp.	172,089	15,507
		37,792
TOTAL INDUSTRIALS		211,819
INFORMATION TECHNOLOGY - 20.2%
Communications Equipment - 2.9%
Cisco Systems, Inc. (a)	741,909	14,215
HTC Corp.	130,000	3,604
Juniper Networks, Inc. (a)	139,378	4,742
Motorola, Inc. (a)	408,800	3,131
QUALCOMM, Inc.	297,120	13,887
		39,579
Computers & Peripherals - 5.6%
Apple, Inc. (a)	184,600	57,438
EMC Corp. (a)	344,833	7,410
Hewlett-Packard Co.	271,250	11,374
		76,222
Electronic Equipment & Components - 0.8%
Agilent Technologies, Inc. (a)	90,512	3,170
Corning, Inc.	423,200	7,474
		10,644
Internet Software & Services - 3.7%
eBay, Inc. (a)	393,650	11,467
Google, Inc. Class A (a)	54,918	30,518
Mail.ru Group Ltd. GDR unit (a)(e)	9,000	369
Move, Inc. (a)	1,092,673	2,764
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
OpenTable, Inc. (a)	31,100	$ 2,256
Rackspace Hosting, Inc. (a)	110,300	3,217
		50,591
IT Services - 1.7%
Cognizant Technology Solutions Corp. Class A (a)	40,500	2,632
Fiserv, Inc. (a)	45,300	2,505
International Business Machines Corp.	31,700	4,484
MasterCard, Inc. Class A	28,500	6,755
Visa, Inc. Class A	87,532	6,464
		22,840
Office Electronics - 0.3%
Xerox Corp.	369,800	4,238
Semiconductors & Semiconductor Equipment - 2.8%
ASML Holding NV	240,100	7,834
Avago Technologies Ltd.	61,500	1,606
Broadcom Corp. Class A	129,400	5,757
Intersil Corp. Class A	214,200	2,731
Lam Research Corp. (a)	227,300	10,304
Marvell Technology Group Ltd. (a)	194,700	3,756
MEMC Electronic Materials, Inc. (a)	80,000	926
Micron Technology, Inc. (a)	299,100	2,171
NXP Semiconductors NV	180,100	2,266
		37,351
Software - 2.4%
BMC Software, Inc. (a)	121,174	5,380
Citrix Systems, Inc. (a)	68,000	4,517
Informatica Corp. (a)	72,000	2,972
Longtop Financial Technologies Ltd. ADR (a)	15,520	614
Microsoft Corp.	208,760	5,263
Nuance Communications, Inc. (a)	122,900	2,172
Oracle Corp.	398,469	10,775
Red Hat, Inc. (a)	32,900	1,431
salesforce.com, Inc. (a)	700	97
		33,221
TOTAL INFORMATION TECHNOLOGY		274,686
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 4.0%
Chemicals - 2.1%
Albemarle Corp.	112,115	$ 6,064
CF Industries Holdings, Inc.	19,400	2,343
Dow Chemical Co.	108,700	3,389
Ecolab, Inc.	27,967	1,337
FMC Corp.	84,172	6,550
Praxair, Inc.	40,996	3,774
The Mosaic Co.	81,300	5,498
		28,955
Construction Materials - 0.1%
Vulcan Materials Co. (d)	35,600	1,428
Metals & Mining - 1.8%
Alcoa, Inc.	447,000	5,865
AngloGold Ashanti Ltd. sponsored ADR	140,300	6,570
Barrick Gold Corp. (d)	126,100	6,499
Carpenter Technology Corp.	129,527	4,724
		23,658
TOTAL MATERIALS		54,041
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	123,100	3,940
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	138,486	7,003
Sprint Nextel Corp. (a)	642,500	2,429
Vodafone Group PLC sponsored ADR	152,000	3,809
		13,241
TOTAL TELECOMMUNICATION SERVICES		17,181
UTILITIES - 0.2%
Multi-Utilities - 0.2%
Public Service Enterprise Group, Inc.	78,500	2,420
TOTAL COMMON STOCKS (Cost $1,175,396)		1,303,343
Nonconvertible Preferred Stocks - 0.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Volkswagen AG (Cost $3,118)	21,400	$ 3,438
U.S. Treasury Obligations - 0.3%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 0.11% to 0.16% 12/9/10 to 2/24/11 (f) (Cost $3,700)	$ 3,700	3,700
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	50,309,430	50,309
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	4,550,250	4,550
TOTAL MONEY MARKET FUNDS (Cost $54,859)		54,859
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,237,073)		1,365,340
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(9,158)
NET ASSETS - 100%		$ 1,356,182
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
584 CME E-mini S&P 500 Index Contracts	Dec. 2010	$ 34,444	$ (481)
TOTAL EQUITY INDEX CONTRACTS		$ 34,444	$ (481)

The face value of futures purchased as a percentage of net assets is 2.5%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,131,000 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,700,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 43
Fidelity Securities Lending Cash Central Fund	10
Total	$ 53
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 133,859	$ 133,859	$ -	$ -
Consumer Staples	100,544	100,544	-	-
Energy	173,429	173,429	-	-
Financials	215,606	214,844	-	762
Health Care	123,196	123,196	-	-
Industrials	211,819	211,819	-	-
Information Technology	274,686	274,686	-	-
Materials	54,041	54,041	-	-
Telecommunication Services	17,181	17,181	-	-
Utilities	2,420	2,420	-	-
U.S. Government and Government Agency Obligations	3,700	-	3,700	-
Money Market Funds	54,859	54,859	-	-
Total Investments in Securities:	$ 1,365,340	$ 1,360,878	$ 3,700	$ 762
Derivative Instruments:
Liabilities
Futures Contracts	$ (481)	$ (481)	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(59)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	821
Transfers out of Level 3	-
Ending Balance	$ 762
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ (59)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of November 30, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value (Amounts in thousands)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (481)
Total Value of Derivatives	$ -	$ (481)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.2%
Netherlands Antilles	2.0%
Ireland	1.9%
Switzerland	1.4%
United Kingdom	1.0%
Others (Individually Less Than 1%)	4.5%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $244,827,000 of which $53,773,000 and $191,054,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $4,510) - See accompanying schedule: Unaffiliated issuers (cost $1,182,214)	$ 1,310,481
Fidelity Central Funds (cost $54,859)	54,859
Total Investments (cost $1,237,073)		$ 1,365,340
Cash		241
Receivable for investments sold		7,569
Receivable for fund shares sold		916
Dividends receivable		2,466
Distributions receivable from Fidelity Central Funds		5
Prepaid expenses		5
Other receivables		14
Total assets		1,376,556

Liabilities
Payable for investments purchased	$ 1,194
Payable for fund shares redeemed	13,347
Accrued management fee	533
Distribution and service plan fees payable	190
Payable for daily variation on futures contracts	201
Other affiliated payables	312
Other payables and accrued expenses	47
Collateral on securities loaned, at value	4,550
Total liabilities		20,374

Net Assets		$ 1,356,182
Net Assets consist of:
Paid in capital		$ 1,509,055
Undistributed net investment income		5,289
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(285,953)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		127,791
Net Assets		$ 1,356,182

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($232,042 ÷ 14,460.4 shares)	$ 16.05

Maximum offering price per share (100/94.25 of $16.05)	$ 17.03
Class T: Net Asset Value and redemption price per share ($177,820 ÷ 11,100.8 shares)	$ 16.02

Maximum offering price per share (100/96.50 of $16.02)	$ 16.60
Class B: Net Asset Value and offering price per share ($18,729 ÷ 1,215.6 shares)A	$ 15.41

Class C: Net Asset Value and offering price per share ($57,828 ÷ 3,756.7 shares)A	$ 15.39

Institutional Class: Net Asset Value, offering price and redemption price per share ($869,763 ÷ 53,712.8 shares)	$ 16.19

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 19,019
Interest		1
Income from Fidelity Central Funds		53
Total income		19,073

Expenses
Management fee	$ 6,698
Transfer agent fees	3,567
Distribution and service plan fees	2,362
Accounting and security lending fees	469
Custodian fees and expenses	58
Independent trustees' compensation	8
Registration fees	77
Audit	87
Legal	7
Miscellaneous	21
Total expenses before reductions	13,354
Expense reductions	(111)	13,243
Net investment income (loss)		5,830
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	181,995
Foreign currency transactions	(51)
Futures contracts	144
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		182,089
Change in net unrealized appreciation (depreciation) on: Investment securities	(48,722)
Assets and liabilities in foreign currencies	3
Futures contracts	(481)
Total change in net unrealized appreciation (depreciation)		(49,200)
Net gain (loss)		132,889
Net increase (decrease) in net assets resulting from operations		$ 138,719

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,830	$ 9,633
Net realized gain (loss)	182,089	(101,725)
Change in net unrealized appreciation (depreciation)	(49,200)	400,583
Net increase (decrease) in net assets resulting from operations	138,719	308,491
Distributions to shareholders from net investment income	(9,233)	(13,218)
Share transactions - net increase (decrease)	(333,242)	17,878
Total increase (decrease) in net assets	(203,756)	313,151

Net Assets
Beginning of period	1,559,938	1,246,787
End of period (including undistributed net investment income of $5,289 and undistributed net investment income of $8,733, respectively)	$ 1,356,182	$ 1,559,938

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.67	$ 11.96	$ 21.84	$ 19.98	$ 17.94
Income from Investment Operations
Net investment income (loss) C	.04	.08	.12	.10	.09
Net realized and unrealized gain (loss)	1.41	2.75	(8.82)	2.28	2.03
Total from investment operations	1.45	2.83	(8.70)	2.38	2.12
Distributions from net investment income	(.07)	(.12)	(.09)	(.07)	(.08)
Distributions from net realized gain	-	-	(1.10)	(.45)	-
Total distributions	(.07)	(.12)	(1.18) H	(.52)	(.08)
Net asset value, end of period	$ 16.05	$ 14.67	$ 11.96	$ 21.84	$ 19.98
Total Return A,B	9.90%	23.96%	(42.07)%	12.21%	11.83%
Ratios to Average Net Assets D,F
Expenses before reductions	1.05%	1.09%	1.06%	1.04%	1.07%
Expenses net of fee waivers, if any	1.05%	1.09%	1.06%	1.04%	1.07%
Expenses net of all reductions	1.05%	1.08%	1.06%	1.04%	1.06%
Net investment income (loss)	.26%	.60%	.67%	.47%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 232	$ 252	$ 228	$ 309	$ 256
Portfolio turnover rate E	102%	117%	124% G	88%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.183 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.64	$ 11.90	$ 21.70	$ 19.85	$ 17.80
Income from Investment Operations
Net investment income (loss) C	- H	.04	.08	.05	.05
Net realized and unrealized gain (loss)	1.41	2.75	(8.76)	2.26	2.02
Total from investment operations	1.41	2.79	(8.68)	2.31	2.07
Distributions from net investment income	(.03)	(.05)	(.02)	(.01)	(.02)
Distributions from net realized gain	-	-	(1.10)	(.45)	-
Total distributions	(.03)	(.05)	(1.12) I	(.46)	(.02)
Net asset value, end of period	$ 16.02	$ 14.64	$ 11.90	$ 21.70	$ 19.85
Total Return A,B	9.63%	23.57%	(42.16)%	11.88%	11.62%
Ratios to Average Net Assets D,F
Expenses before reductions	1.31%	1.34%	1.28%	1.26%	1.28%
Expenses net of fee waivers, if any	1.31%	1.34%	1.28%	1.26%	1.28%
Expenses net of all reductions	1.30%	1.34%	1.28%	1.25%	1.27%
Net investment income (loss)	.01%	.35%	.45%	.26%	.28%
Supplemental Data
Net assets, end of period (in millions)	$ 178	$ 201	$ 204	$ 440	$ 505
Portfolio turnover rate E	102%	117%	124% G	88%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I Total distributions of $1.118 per share is comprised of distributions from net investment income of $0.200 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.13	$ 11.49	$ 21.02	$ 19.18	$ 17.28
Income from Investment Operations
Net investment income (loss) C	(.07)	(.02)	(.01)	(.06)	(.05)
Net realized and unrealized gain (loss)	1.35	2.66	(8.48)	2.20	1.95
Total from investment operations	1.28	2.64	(8.49)	2.14	1.90
Distributions from net realized gain	-	-	(1.04)	(.30)	-
Net asset value, end of period	$ 15.41	$ 14.13	$ 11.49	$ 21.02	$ 19.18
Total Return A,B	9.06%	22.98%	(42.48)%	11.30%	11.00%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.85%	1.81%	1.81%	1.85%
Expenses net of fee waivers, if any	1.82%	1.85%	1.81%	1.81%	1.85%
Expenses net of all reductions	1.81%	1.84%	1.81%	1.81%	1.84%
Net investment income (loss)	(.51)%	(.16)%	(.08)%	(.30)%	(.29)%
Supplemental Data
Net assets, end of period (in millions)	$ 19	$ 27	$ 31	$ 84	$ 140
Portfolio turnover rate E	102%	117%	124% G	88%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.12	$ 11.47	$ 20.99	$ 19.21	$ 17.30
Income from Investment Operations
Net investment income (loss) C	(.07)	(.02)	(.01)	(.05)	(.04)
Net realized and unrealized gain (loss)	1.34	2.67	(8.47)	2.20	1.95
Total from investment operations	1.27	2.65	(8.48)	2.15	1.91
Distributions from net realized gain	-	-	(1.04)	(.37)	-
Net asset value, end of period	$ 15.39	$ 14.12	$ 11.47	$ 20.99	$ 19.21
Total Return A,B	8.99%	23.10%	(42.49)%	11.38%	11.04%
Ratios to Average Net Assets D,F
Expenses before reductions	1.80%	1.84%	1.79%	1.77%	1.80%
Expenses net of fee waivers, if any	1.80%	1.84%	1.79%	1.77%	1.80%
Expenses net of all reductions	1.80%	1.83%	1.78%	1.76%	1.78%
Net investment income (loss)	(.49)%	(.15)%	(.05)%	(.25)%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$ 58	$ 63	$ 59	$ 121	$ 123
Portfolio turnover rate E	102%	117%	124% G	88%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.80	$ 12.07	$ 22.03	$ 20.15	$ 18.09
Income from Investment Operations
Net investment income (loss) B	.09	.12	.18	.17	.16
Net realized and unrealized gain (loss)	1.41	2.78	(8.89)	2.29	2.04
Total from investment operations	1.50	2.90	(8.71)	2.46	2.20
Distributions from net investment income	(.11)	(.17)	(.15)	(.13)	(.14)
Distributions from net realized gain	-	-	(1.10)	(.45)	-
Total distributions	(.11)	(.17)	(1.25) G	(.58)	(.14)
Net asset value, end of period	$ 16.19	$ 14.80	$ 12.07	$ 22.03	$ 20.15
Total Return A	10.23%	24.36%	(41.88)%	12.53%	12.22%
Ratios to Average Net Assets C,E
Expenses before reductions	.73%	.77%	.74%	.72%	.73%
Expenses net of fee waivers, if any	.73%	.77%	.74%	.72%	.73%
Expenses net of all reductions	.72%	.77%	.73%	.72%	.72%
Net investment income (loss)	.59%	.92%	1.00%	.79%	.83%
Supplemental Data
Net assets, end of period (in millions)	$ 870	$ 1,017	$ 725	$ 814	$ 537
Portfolio turnover rate D	102%	117%	124% F	88%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Total distributions of $1.252 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 158,154
Gross unrealized depreciation	(71,494)
Net unrealized appreciation (depreciation)	$ 86,660

Tax Cost	$ 1,278,680

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,289
Capital loss carryforward	$ (244,827)
Net unrealized appreciation (depreciation)	$ 86,665

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 9,233	$ 13,218

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

Annual Report

5. Derivative Instruments - continued

Futures Contracts - continued

During the period, the Fund recognized net realized gain (loss) of $144 and a change in net unrealized appreciation (depreciation) of ($481) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,446,061 and $1,790,534, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 606	$ 6
Class T	.25%	.25%	928	5
Class B	.75%	.25%	232	175
Class C	.75%	.25%	596	16
			$ 2,362	$ 202

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27
Class T	16
Class B*	50
Class C*	1
$ 94

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 714.29
Class T	556.30
Class B	72.31
Class C	175.29
Institutional Class	2,050.22
	$ 3,567

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $39 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to two hundred forty-five dollars under the interfund lending program. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 19,453.45%

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Security Lending - continued

represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $111 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 1,150	$ 2,328
Class T	367	867
Institutional Class	7,716	10,023
Total	$ 9,233	$ 13,218

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	1,743	3,053	$ 26,391	$ 37,608
Reinvestment of distributions	58	156	858	1,807
Shares redeemed	(4,541)	(5,053)	(69,183)	(62,728)
Net increase (decrease)	(2,740)	(1,844)	$ (41,934)	$ (23,313)
Class T
Shares sold	1,043	1,574	$ 15,898	$ 19,285
Reinvestment of distributions	24	71	354	822
Shares redeemed	(3,663)	(5,080)	(55,498)	(63,531)
Net increase (decrease)	(2,596)	(3,435)	$ (39,246)	$ (43,424)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class B
Shares sold	135	241	$ 1,974	$ 2,853
Shares redeemed	(856)	(1,028)	(12,547)	(12,134)
Net increase (decrease)	(721)	(787)	$ (10,573)	$ (9,281)
Class C
Shares sold	247	466	$ 3,621	$ 5,478
Shares redeemed	(927)	(1,197)	(13,651)	(13,956)
Net increase (decrease)	(680)	(731)	$ (10,030)	$ (8,478)
Institutional Class
Shares sold	9,538	15,746	$ 145,922	$ 192,645
Reinvestment of distributions	519	858	7,696	9,982
Shares redeemed	(25,053)	(7,916)	(385,077)	(100,253)
Net increase (decrease)	(14,996)	8,688	$ (231,459)	$ 102,374

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 50% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Growth & Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Growth & Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGAII-UANN-0111
1.786688.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Growth Opportunities
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	16.32%	-1.26%	-0.62%
Class T (incl. 3.50% sales charge) C	18.87%	-0.97%	-0.54%
Class B (incl. contingent deferred sales charge) A,C	17.51%	-1.22%	-0.57%
Class C (incl. contingent deferred sales charge) B,C	21.47%	-0.82%	-0.77%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to February 1, 2007, Advisor Growth Opportunities operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Class A on November 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Steven Wymer, Portfolio Manager of Fidelity Advisor® Growth Opportunities Fund: For the 12 months ending November 30, 2010, the fund's Class A, Class T, Class B and Class C shares advanced 23.42%, 23.18%, 22.51% and 22.47%, respectively (excluding sales charges), soundly beating the 14.04% gain of the Russell 1000® Growth Index. Performance was led by strong stock picking in the information technology sector, particularly in the software/services area, where software-as-a-service and open-source leaders salesforce.com and Red Hat generated solid gains. The hardware/equipment space also produced some winners, including stakes in organic light-emitting diode technology leader Universal Display and networking products manufacturer Riverbed Technology. Consumer discretionary was a strong area, with holdings in upscale fitness clothing retailer lululemon athletica and redbox DVD kiosk rental operator Coinstar among the fund's top contributors. Conversely, the fund's positioning in industrials and energy held back performance. Despite tech's overall contribution, smart phone manufacturer Palm - acquired during the period - and semiconductor manufacturer Silicon Laboratories proved disappointing. Some weak investments in pharmaceuticals/biotechnology/life science also detracted, including Vertex Pharmaceuticals and Human Genome Sciences. Many of the stocks I've mentioned were not in the index.

Comments from Steven Wymer, Portfolio Manager of Fidelity Advisor® Growth Opportunities Fund: For the 12 months ending November 30, 2010, the fund's Institutional Class shares advanced 23.86%, soundly beating the 14.04% gain of the Russell 1000® Growth Index. Performance was led by strong stock picking in the information technology sector, particularly in the software/services area, where software-as-a-service and open-source leaders salesforce.com and Red Hat generated solid gains. The hardware/equipment space also produced some winners, including stakes in organic light-emitting diode technology leader Universal Display and networking products manufacturer Riverbed Technology. Consumer discretionary was a strong area, with holdings in upscale fitness clothing retailer lululemon athletica and redbox DVD kiosk rental operator Coinstar among the fund's top contributors. Conversely, the fund's positioning in industrials and energy held back performance. Despite tech's overall contribution, smart phone manufacturer Palm - acquired during the period - and semiconductor manufacturer Silicon Laboratories proved disappointing. Some weak investments in pharmaceuticals/biotechnology/life science also detracted, including Vertex Pharmaceuticals and Human Genome Sciences. Many of the stocks I've mentioned were not in the index.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	.91%
Actual		$ 1,000.00	$ 1,157.30	$ 4.92
HypotheticalA		$ 1,000.00	$ 1,020.51	$ 4.61
Class T	1.11%
Actual		$ 1,000.00	$ 1,156.50	$ 6.00
HypotheticalA		$ 1,000.00	$ 1,019.50	$ 5.62
Class B	1.66%
Actual		$ 1,000.00	$ 1,153.20	$ 8.96
HypotheticalA		$ 1,000.00	$ 1,016.75	$ 8.39
Class C	1.66%
Actual		$ 1,000.00	$ 1,153.20	$ 8.96
HypotheticalA		$ 1,000.00	$ 1,016.75	$ 8.39
Institutional Class	.58%
Actual		$ 1,000.00	$ 1,159.70	$ 3.14
HypotheticalA		$ 1,000.00	$ 1,022.16	$ 2.94

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.9	5.6
Salesforce.com, Inc.	3.6	2.3
Google, Inc. Class A	3.1	2.8
Exxon Mobil Corp.	2.7	0.3
Red Hat, Inc.	2.2	1.5
Amazon.com, Inc.	1.9	1.8
Schlumberger Ltd.	1.8	0.3
Cypress Semiconductor Corp.	1.6	1.2
Silicon Laboratories, Inc.	1.6	1.7
lululemon athletica, Inc.	1.5	1.4
	25.9
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	42.1	41.9
Consumer Discretionary	16.4	18.1
Health Care	15.3	17.5
Energy	7.7	3.6
Industrials	6.7	5.5
Asset Allocation (% of fund's net assets)
As of November 30, 2010 *		As of May 31, 2010 **
	Stocks 98.9%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	4.8%	** Foreign investments	3.9%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.4%
Auto Components - 0.8%
Johnson Controls, Inc.	122,000	$ 4,446
Tenneco, Inc. (a)	230,900	8,419
		12,865
Automobiles - 0.5%
Ford Motor Co. (a)	170,400	2,716
General Motors Co.	125,100	4,278
		6,994
Diversified Consumer Services - 1.4%
Coinstar, Inc. (a)(d)	331,728	21,377
Hotels, Restaurants & Leisure - 4.9%
BJ's Restaurants, Inc. (a)	351,100	12,868
Buffalo Wild Wings, Inc. (a)(d)	37,500	1,818
Chipotle Mexican Grill, Inc. (a)	6,000	1,551
Hyatt Hotels Corp. Class A	466,800	19,540
Las Vegas Sands Corp. unit	13,100	11,085
McDonald's Corp.	193,900	15,182
Starbucks Corp.	218,600	6,689
Starwood Hotels & Resorts Worldwide, Inc.	104,900	5,963
Texas Roadhouse, Inc. Class A (a)	98,100	1,677
		76,373
Household Durables - 0.9%
Lennar Corp. Class A (d)	446,800	6,787
Tempur-Pedic International, Inc. (a)	84,800	2,977
Tupperware Brands Corp.	104,800	4,871
		14,635
Internet & Catalog Retail - 1.9%
Amazon.com, Inc. (a)	164,600	28,871
Media - 0.9%
Comcast Corp. Class A	66,500	1,330
DIRECTV (a)	173,300	7,197
DreamWorks Animation SKG, Inc. Class A (a)	40,200	1,246
The Walt Disney Co.	106,900	3,903
		13,676
Multiline Retail - 0.8%
Target Corp.	218,700	12,453
Specialty Retail - 1.8%
Bed Bath & Beyond, Inc. (a)	54,000	2,362
Best Buy Co., Inc.	104,000	4,443
Home Depot, Inc.	153,500	4,637
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Jos. A. Bank Clothiers, Inc. (a)	80,400	$ 3,621
Lumber Liquidators Holdings, Inc. (a)(d)	186,600	4,393
Staples, Inc.	283,700	6,244
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	88,200	3,083
		28,783
Textiles, Apparel & Luxury Goods - 2.5%
China Xiniya Fashion Ltd. ADR	70,700	778
Coach, Inc.	146,100	8,260
lululemon athletica, Inc. (a)(d)	428,558	22,979
NIKE, Inc. Class B	56,200	4,841
Vera Bradley, Inc.	56,000	1,833
		38,691
TOTAL CONSUMER DISCRETIONARY		254,718
CONSUMER STAPLES - 5.7%
Beverages - 1.5%
Dr Pepper Snapple Group, Inc.	74,600	2,733
PepsiCo, Inc.	87,000	5,623
The Coca-Cola Co.	250,100	15,799
		24,155
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	69,100	4,672
Fresh Market, Inc.	49,000	1,776
Wal-Mart Stores, Inc.	217,180	11,747
Walgreen Co.	93,500	3,258
		21,453
Food Products - 0.2%
Green Mountain Coffee Roasters, Inc. (a)	77,500	2,874
Household Products - 0.1%
Procter & Gamble Co.	35,600	2,174
Personal Products - 1.1%
Avon Products, Inc.	161,542	4,614
Herbalife Ltd.	146,900	10,082
Nu Skin Enterprises, Inc. Class A	70,800	2,238
		16,934
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 1.4%
Philip Morris International, Inc.	370,690	$ 21,089
TOTAL CONSUMER STAPLES		88,679
ENERGY - 7.7%
Energy Equipment & Services - 2.9%
FMC Technologies, Inc. (a)	36,670	3,089
Halliburton Co.	163,400	6,183
National Oilwell Varco, Inc.	85,088	5,215
Schlumberger Ltd.	361,200	27,935
Transocean Ltd. (a)	40,786	2,734
		45,156
Oil, Gas & Consumable Fuels - 4.8%
Cameco Corp.	58,600	2,121
Chesapeake Energy Corp.	164,564	3,476
EOG Resources, Inc.	17,500	1,557
EXCO Resources, Inc.	118,800	2,206
Exxon Mobil Corp.	603,100	41,952
Hess Corp.	101,300	7,096
Occidental Petroleum Corp.	44,100	3,888
Petrohawk Energy Corp. (a)	353,700	6,306
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	70,300	2,058
Southwestern Energy Co. (a)	120,093	4,347
		75,007
TOTAL ENERGY		120,163
FINANCIALS - 2.8%
Capital Markets - 0.6%
Charles Schwab Corp.	229,200	3,445
Goldman Sachs Group, Inc.	13,791	2,153
Knight Capital Group, Inc. Class A (a)	107,300	1,410
LPL Investment Holdings, Inc.	50,900	1,726
Morgan Stanley	44,400	1,086
		9,820
Commercial Banks - 0.3%
Signature Bank, New York (a)	45,400	1,995
Wells Fargo & Co.	120,600	3,282
		5,277
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - 1.0%
Discover Financial Services	822,833	$ 15,041
Diversified Financial Services - 0.8%
BM&F Bovespa SA	610,758	4,647
Citigroup, Inc. (a)	395,000	1,659
CME Group, Inc.	4,400	1,267
JPMorgan Chase & Co.	115,500	4,317
		11,890
Real Estate Investment Trusts - 0.1%
Simon Property Group, Inc.	21,578	2,125
TOTAL FINANCIALS		44,153
HEALTH CARE - 15.3%
Biotechnology - 11.6%
Alexion Pharmaceuticals, Inc. (a)	205,400	15,703
Alkermes, Inc. (a)	252,604	2,647
Alnylam Pharmaceuticals, Inc. (a)(d)	363,200	3,323
Celgene Corp. (a)	66,335	3,939
Cepheid, Inc. (a)	550,600	10,841
Dendreon Corp. (a)	389,600	13,924
Exelixis, Inc. (a)	189,900	1,100
Human Genome Sciences, Inc. (a)	698,558	17,136
ImmunoGen, Inc. (a)(d)	753,295	6,267
Immunomedics, Inc. (a)(d)	1,662,287	5,236
InterMune, Inc. (a)(d)	471,300	5,920
Isis Pharmaceuticals, Inc. (a)(d)	1,522,500	14,365
Metabolix, Inc. (a)(d)	456,800	4,678
Micromet, Inc. (a)(d)	383,814	2,786
Momenta Pharmaceuticals, Inc. (a)	96,000	1,464
Myrexis, Inc. (a)	213,700	797
Pharmasset, Inc. (a)	248,447	10,763
Regeneron Pharmaceuticals, Inc. (a)	514,300	14,822
Rigel Pharmaceuticals, Inc. (a)	708,300	5,652
Seattle Genetics, Inc. (a)	1,493,073	22,545
Transition Therapeutics, Inc. (a)	537,433	1,345
Vertex Pharmaceuticals, Inc. (a)	478,990	15,869
		181,122
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	45,000	$ 2,185
Hospira, Inc. (a)	101,300	5,699
		7,884
Health Care Providers & Services - 0.9%
Express Scripts, Inc. (a)	108,100	5,631
McKesson Corp.	44,900	2,869
Medco Health Solutions, Inc. (a)	79,600	4,881
		13,381
Health Care Technology - 0.1%
Cerner Corp. (a)	17,800	1,564
Life Sciences Tools & Services - 0.4%
Illumina, Inc. (a)	109,500	6,583
Pharmaceuticals - 1.8%
Abbott Laboratories	186,800	8,688
Allergan, Inc.	94,000	6,229
Elan Corp. PLC sponsored ADR (a)	551,000	2,838
Johnson & Johnson	36,100	2,222
MAP Pharmaceuticals, Inc. (a)	351,708	5,054
Teva Pharmaceutical Industries Ltd. sponsored ADR	41,600	2,082
		27,113
TOTAL HEALTH CARE		237,647
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.6%
Honeywell International, Inc.	137,100	6,815
ITT Corp.	57,900	2,663
The Boeing Co.	233,200	14,871
		24,349
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	26,700	1,968
United Parcel Service, Inc. Class B	201,600	14,138
		16,106
Airlines - 0.1%
JetBlue Airways Corp. (a)	241,205	1,638
Construction & Engineering - 0.2%
Fluor Corp.	32,500	1,879
Quanta Services, Inc. (a)	81,559	1,436
		3,315
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 1.1%
3M Co.	113,900	$ 9,565
General Electric Co.	442,100	6,998
		16,563
Machinery - 2.0%
Caterpillar, Inc.	167,900	14,204
Cummins, Inc.	31,800	3,088
Danaher Corp.	231,600	10,017
Deere & Co.	49,600	3,705
		31,014
Road & Rail - 0.7%
Union Pacific Corp.	124,200	11,192
TOTAL INDUSTRIALS		104,177
INFORMATION TECHNOLOGY - 42.1%
Communications Equipment - 4.6%
Cisco Systems, Inc. (a)	524,200	10,044
F5 Networks, Inc. (a)	73,100	9,640
Infinera Corp. (a)	715,875	5,842
Juniper Networks, Inc. (a)	167,200	5,688
QUALCOMM, Inc.	424,895	19,860
Research In Motion Ltd. (a)	26,700	1,651
Riverbed Technology, Inc. (a)	557,600	18,908
		71,633
Computers & Peripherals - 7.5%
Apple, Inc. (a)	293,158	91,220
Hewlett-Packard Co.	329,300	13,808
NetApp, Inc. (a)	230,800	11,755
		116,783
Electronic Equipment & Components - 1.3%
Corning, Inc.	77,500	1,369
E Ink Holdings, Inc. GDR (a)(e)	10,600	204
Universal Display Corp. (a)(d)	749,600	18,560
		20,133
Internet Software & Services - 5.0%
Baidu.com, Inc. sponsored ADR (a)	84,100	8,846
eBay, Inc. (a)	121,400	3,536
Google, Inc. Class A (a)	86,315	47,966
LogMeIn, Inc. (a)	237,600	10,405
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Mail.ru Group Ltd. GDR unit (a)(e)	2,800	$ 115
OpenTable, Inc. (a)(d)	107,300	7,784
		78,652
IT Services - 4.6%
Cognizant Technology Solutions Corp. Class A (a)	193,816	12,594
CoreLogic, Inc. (a)	154,600	2,815
International Business Machines Corp.	115,000	16,268
MasterCard, Inc. Class A	22,000	5,215
VeriFone Systems, Inc. (a)	365,300	12,694
Visa, Inc. Class A	296,200	21,874
		71,460
Semiconductors & Semiconductor Equipment - 9.1%
Advanced Micro Devices, Inc. (a)	668,100	4,870
Analog Devices, Inc.	46,200	1,643
Applied Materials, Inc.	174,600	2,170
Atheros Communications, Inc. (a)	323,400	10,530
Broadcom Corp. Class A	259,300	11,536
Cree, Inc. (a)(d)	91,300	5,951
Cypress Semiconductor Corp. (a)	1,627,268	25,499
First Solar, Inc. (a)(d)	31,500	3,870
Intel Corp.	501,480	10,591
International Rectifier Corp. (a)	298,100	8,454
NVIDIA Corp. (a)	810,600	11,024
Rambus, Inc. (a)(d)	626,100	12,528
Silicon Laboratories, Inc. (a)(d)	592,600	25,174
Tessera Technologies, Inc. (a)	194,058	3,864
Texas Instruments, Inc.	55,200	1,755
Xilinx, Inc.	85,900	2,330
		141,789
Software - 10.0%
Citrix Systems, Inc. (a)	71,400	4,742
Microsoft Corp.	685,200	17,274
Oracle Corp.	387,100	10,467
QLIK Technologies, Inc. (d)	92,874	2,189
RealPage, Inc. (d)	109,225	2,993
Red Hat, Inc. (a)	802,000	34,887
salesforce.com, Inc. (a)	401,100	55,841
Solera Holdings, Inc.	75,500	3,624
SuccessFactors, Inc. (a)	527,800	15,924
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
TiVo, Inc. (a)	779,600	$ 6,408
VMware, Inc. Class A (a)	16,300	1,329
		155,678
TOTAL INFORMATION TECHNOLOGY		656,128
MATERIALS - 2.2%
Chemicals - 0.5%
Dow Chemical Co.	102,500	3,196
Monsanto Co.	60,500	3,625
The Mosaic Co.	28,700	1,941
		8,762
Metals & Mining - 1.7%
Barrick Gold Corp. (d)	111,800	5,762
Freeport-McMoRan Copper & Gold, Inc.	150,600	15,259
Molycorp, Inc. (d)	37,200	1,080
Mongolian Mining Corp.	1,124,000	1,233
Nucor Corp.	74,100	2,797
		26,131
TOTAL MATERIALS		34,893
TOTAL COMMON STOCKS (Cost $1,157,369)		1,540,558
Money Market Funds - 10.0%

Fidelity Cash Central Fund, 0.24% (b)	16,563,998	16,564
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	138,701,217	138,701
TOTAL MONEY MARKET FUNDS (Cost $155,265)		155,265
TOTAL INVESTMENT PORTFOLIO - 108.9% (Cost $1,312,634)		1,695,823
NET OTHER ASSETS (LIABILITIES) - (8.9)%		(138,268)
NET ASSETS - 100%		$ 1,557,555
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $319,000 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 26
Fidelity Securities Lending Cash Central Fund	933
Total	$ 959
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 254,718	$ 243,633	$ 11,085	$ -
Consumer Staples	88,679	88,679	-	-
Energy	120,163	120,163	-	-
Financials	44,153	44,153	-	-
Health Care	237,647	237,647	-	-
Industrials	104,177	104,177	-	-
Information Technology	656,128	656,128	-	-
Materials	34,893	34,893	-	-
Money Market Funds	155,265	155,265	-	-
Total Investments in Securities:	$ 1,695,823	$ 1,684,738	$ 11,085	$ -
Income Tax Information

At November 30, 2010, the fund had a capital loss carryforward of approximately $759,538,000 of which $282,720,000 and $476,818,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $134,417) - See accompanying schedule: Unaffiliated issuers (cost $1,157,369)	$ 1,540,558
Fidelity Central Funds (cost $155,265)	155,265
Total Investments (cost $1,312,634)		$ 1,695,823
Cash		201
Receivable for investments sold		1,758
Receivable for fund shares sold		2,353
Dividends receivable		1,725
Distributions receivable from Fidelity Central Funds		72
Prepaid expenses		5
Other receivables		294
Total assets		1,702,231

Liabilities
Payable for investments purchased	$ 1,867
Payable for fund shares redeemed	2,543
Accrued management fee	450
Distribution and service plan fees payable	571
Other affiliated payables	355
Other payables and accrued expenses	189
Collateral on securities loaned, at value	138,701
Total liabilities		144,676

Net Assets		$ 1,557,555
Net Assets consist of:
Paid in capital		$ 1,937,788
Accumulated net investment loss		(146)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(763,276)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		383,189
Net Assets		$ 1,557,555

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($254,700 ÷ 7,884.3 shares)	$ 32.30

Maximum offering price per share (100/94.25 of $32.30)	$ 34.27
Class T: Net Asset Value and redemption price per share ($1,126,399 ÷ 34,574.3 shares)	$ 32.58

Maximum offering price per share (100/96.50 of $32.58)	$ 33.76
Class B: Net Asset Value and offering price per share ($18,088 ÷ 590.3 shares)A	$ 30.64

Class C: Net Asset Value and offering price per share ($40,714 ÷ 1,322.2 shares)A	$ 30.79

Institutional Class: Net Asset Value, offering price and redemption price per share ($117,654 ÷ 3,530.5 shares)	$ 33.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 11,807
Income from Fidelity Central Funds (including $933 from security lending)		959
Total income		12,766

Expenses
Management fee Basic fee	$ 7,945
Performance adjustment	(3,745)
Transfer agent fees	3,718
Distribution and service plan fees	6,509
Accounting and security lending fees	482
Custodian fees and expenses	46
Independent trustees' compensation	9
Registration fees	74
Audit	60
Legal	9
Miscellaneous	18
Total expenses before reductions	15,125
Expense reductions	(24)	15,101
Net investment income (loss)		(2,335)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	108,532
Investment not meeting investment restrictions	119
Foreign currency transactions	(29)
Capital gain distributions from Fidelity Central Funds	5
Total net realized gain (loss)		108,627
Change in net unrealized appreciation (depreciation) on: Investment securities	196,860
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		196,859
Net gain (loss)		305,486
Net increase (decrease) in net assets resulting from operations		$ 303,151

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,335)	$ 3,135
Net realized gain (loss)	108,627	(403,907)
Change in net unrealized appreciation (depreciation)	196,859	799,528
Net increase (decrease) in net assets resulting from operations	303,151	398,756
Distributions to shareholders from net investment income	(3,266)	-
Distributions to shareholders from net realized gain	(988)	-
Total distributions	(4,254)	-
Share transactions - net increase (decrease)	(112,570)	(176,414)
Total increase (decrease) in net assets	186,327	222,342

Net Assets
Beginning of period	1,371,228	1,148,886
End of period (including accumulated net investment loss of $146 and undistributed net investment income of $3,105, respectively)	$ 1,557,555	$ 1,371,228

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.30	$ 18.92	$ 41.72	$ 35.07	$ 32.68
Income from Investment Operations
Net investment income (loss) C	- I	.10	(.02)	(.20)	(.07) G
Net realized and unrealized gain (loss)	6.13	7.28	(22.78)	6.85	2.55
Total from investment operations	6.13	7.38	(22.80)	6.65	2.48
Distributions from net investment income	(.11)	-	-	-	(.09)
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.13)	-	-	-	(.09)
Net asset value, end of period	$ 32.30	$ 26.30	$ 18.92	$ 41.72	$ 35.07
Total Return A, B	23.42%	39.01%	(54.65)%	18.96%	7.60%
Ratios to Average Net Assets D, H
Expenses before reductions	.90%	.80%	1.08%	1.11%	.98%
Expenses net of fee waivers, if any	.90%	.80%	1.08%	1.11%	.98%
Expenses net of all reductions	.90%	.80%	1.08%	1.10%	.97%
Net investment income (loss)	-% F	.45%	(.05)%	(.53)%	(.21)% G
Supplemental Data
Net assets, end of period (in millions)	$ 255	$ 236	$ 192	$ 475	$ 415
Portfolio turnover rate E	35%	114%	126%	97%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.40)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.52	$ 19.12	$ 42.24	$ 35.57	$ 33.11
Income from Investment Operations
Net investment income (loss) C	(.06)	.05	(.08)	(.27)	(.12) F
Net realized and unrealized gain (loss)	6.19	7.35	(23.04)	6.94	2.59
Total from investment operations	6.13	7.40	(23.12)	6.67	2.47
Distributions from net investment income	(.05)	-	-	-	(.01)
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.07)	-	-	-	(.01)
Net asset value, end of period	$ 32.58	$ 26.52	$ 19.12	$ 42.24	$ 35.57
Total Return A, B	23.18%	38.70%	(54.73)%	18.75%	7.45%
Ratios to Average Net Assets D, G
Expenses before reductions	1.10%	1.03%	1.27%	1.28%	1.14%
Expenses net of fee waivers, if any	1.10%	1.03%	1.27%	1.28%	1.14%
Expenses net of all reductions	1.09%	1.02%	1.26%	1.27%	1.13%
Net investment income (loss)	(.20)%	.23%	(.24)%	(.70)%	(.36)% F
Supplemental Data
Net assets, end of period (in millions)	$ 1,126	$ 1,051	$ 876	$ 2,234	$ 2,286
Portfolio turnover rate E	35%	114%	126%	97%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.56)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.01	$ 18.13	$ 40.28	$ 34.11	$ 31.93
Income from Investment Operations
Net investment income (loss) C	(.21)	(.06)	(.26)	(.47)	(.31) F
Net realized and unrealized gain (loss)	5.84	6.94	(21.89)	6.64	2.49
Total from investment operations	5.63	6.88	(22.15)	6.17	2.18
Net asset value, end of period	$ 30.64	$ 25.01	$ 18.13	$ 40.28	$ 34.11
Total Return A, B	22.51%	37.95%	(54.99)%	18.09%	6.83%
Ratios to Average Net Assets D, G
Expenses before reductions	1.66%	1.56%	1.83%	1.87%	1.76%
Expenses net of fee waivers, if any	1.66%	1.56%	1.83%	1.87%	1.76%
Expenses net of all reductions	1.65%	1.55%	1.82%	1.86%	1.75%
Net investment income (loss)	(.76)%	(.30)%	(.80)%	(1.29)%	(.98)% F
Supplemental Data
Net assets, end of period (in millions)	$ 18	$ 21	$ 20	$ 63	$ 121
Portfolio turnover rate E	35%	114%	126%	97%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.18)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.14	$ 18.22	$ 40.47	$ 34.28	$ 32.09
Income from Investment Operations
Net investment income (loss) C	(.21)	(.06)	(.26)	(.47)	(.30) F
Net realized and unrealized gain (loss)	5.86	6.98	(21.99)	6.66	2.49
Total from investment operations	5.65	6.92	(22.25)	6.19	2.19
Net asset value, end of period	$ 30.79	$ 25.14	$ 18.22	$ 40.47	$ 34.28
Total Return A, B	22.47%	37.98%	(54.98)%	18.06%	6.82%
Ratios to Average Net Assets D, G
Expenses before reductions	1.65%	1.56%	1.83%	1.85%	1.74%
Expenses net of fee waivers, if any	1.65%	1.56%	1.83%	1.85%	1.74%
Expenses net of all reductions	1.65%	1.55%	1.83%	1.85%	1.73%
Net investment income (loss)	(.75)%	(.30)%	(.80)%	(1.28)%	(.97)% F
Supplemental Data
Net assets, end of period (in millions)	$ 41	$ 37	$ 30	$ 82	$ 78
Portfolio turnover rate E	35%	114%	126%	97%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.16)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 27.11	$ 19.43	$ 42.70	$ 35.76	$ 33.23
Income from Investment Operations
Net investment income (loss) B	.10	.17	.12	(.05)	.05 E
Net realized and unrealized gain (loss)	6.33	7.51	(23.39)	6.99	2.63
Total from investment operations	6.43	7.68	(23.27)	6.94	2.68
Distributions from net investment income	(.19)	-	-	-	(.15)
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.21)	-	-	-	(.15)
Net asset value, end of period	$ 33.33	$ 27.11	$ 19.43	$ 42.70	$ 35.76
Total Return A	23.86%	39.53%	(54.50)%	19.41%	8.10%
Ratios to Average Net Assets C, F
Expenses before reductions	.57%	.46%	.70%	.71%	.62%
Expenses net of fee waivers, if any	.57%	.46%	.70%	.71%	.62%
Expenses net of all reductions	.56%	.46%	.70%	.71%	.61%
Net investment income (loss)	.33%	.79%	.33%	(.14)%	.16% E
Supplemental Data
Net assets, end of period (in millions)	$ 118	$ 26	$ 31	$ 153	$ 117
Portfolio turnover rate D	35%	114%	126%	97%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.04)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 451,845
Gross unrealized depreciation	(72,393)
Net unrealized appreciation (depreciation)	$ 379,452

Tax Cost	$ 1,316,372

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (759,538)
Net unrealized appreciation (depreciation)	$ 379,452

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 4,254	$ -

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $484,516 and $611,244, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .30% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 600	$ 6
Class T	.25%	.25%	5,341	45
Class B	.75%	.25%	192	145
Class C	.75%	.25%	376	14
			$ 6,509	$ 210

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18
Class T	22
Class B*	40
Class C*	1
$ 81

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 738.31
Class T	2,679.25
Class B	60.31
Class C	116.31
Institutional Class	125.22
	$ 3,718

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense*
Borrower	$ 7,611.37%		$ -

* Amount represents two hundred thirty-five dollars

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent

Annual Report

8. Security Lending - continued

fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $1 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 994	$ -
Class T	2,094	-
Institutional Class	178	-
Total	$ 3,266	$ -
From net realized gain
Class A	$ 179	$ -
Class T	790	-
Institutional Class	19	-
Total	$ 988	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	606	951	$ 17,428	$ 20,363
Reinvestment of distributions	42	-	1,110	-
Shares redeemed	(1,748)	(2,130)	(50,007)	(44,733)
Net increase (decrease)	(1,100)	(1,179)	$ (31,469)	$ (24,370)
Class T
Shares sold	3,330	4,293	$ 96,636	$ 91,698
Reinvestment of distributions	102	-	2,747	-
Shares redeemed	(8,506)	(10,462)	(245,040)	(221,023)
Net increase (decrease)	(5,074)	(6,169)	$ (145,657)	$ (129,325)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class B
Shares sold	57	142	$ 1,557	$ 2,735
Shares redeemed	(291)	(402)	(7,963)	(8,040)
Net increase (decrease)	(234)	(260)	$ (6,406)	$ (5,305)
Class C
Shares sold	144	163	$ 4,089	$ 3,319
Shares redeemed	(287)	(330)	(7,863)	(6,583)
Net increase (decrease)	(143)	(167)	$ (3,774)	$ (3,264)
Institutional Class
Shares sold	3,071	359	$ 89,281	$ 7,629
Reinvestment of distributions	7	-	183	-
Shares redeemed	(508)	(1,011)	(14,728)	(21,779)
Net increase (decrease)	2,570	(652)	$ 74,736	$ (14,150)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000
Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A and Class T designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Growth Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Growth Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning February 1, 2007. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to February 1, 2007 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2007 through 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

GO-UANN-0111
1.786689.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Growth Opportunities
Fund - Institutional Class

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	23.86%	0.30%	0.36%

A Prior to February 1, 2007, Advisor Growth Opportunities operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Institutional Class on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Steven Wymer, Portfolio Manager of Fidelity Advisor® Growth Opportunities Fund: For the 12 months ending November 30, 2010, the fund's Class A, Class T, Class B and Class C shares advanced 23.42%, 23.18%, 22.51% and 22.47%, respectively (excluding sales charges), soundly beating the 14.04% gain of the Russell 1000® Growth Index. Performance was led by strong stock picking in the information technology sector, particularly in the software/services area, where software-as-a-service and open-source leaders salesforce.com and Red Hat generated solid gains. The hardware/equipment space also produced some winners, including stakes in organic light-emitting diode technology leader Universal Display and networking products manufacturer Riverbed Technology. Consumer discretionary was a strong area, with holdings in upscale fitness clothing retailer lululemon athletica and redbox DVD kiosk rental operator Coinstar among the fund's top contributors. Conversely, the fund's positioning in industrials and energy held back performance. Despite tech's overall contribution, smart phone manufacturer Palm - acquired during the period - and semiconductor manufacturer Silicon Laboratories proved disappointing. Some weak investments in pharmaceuticals/biotechnology/life science also detracted, including Vertex Pharmaceuticals and Human Genome Sciences. Many of the stocks I've mentioned were not in the index.

Comments from Steven Wymer, Portfolio Manager of Fidelity Advisor® Growth Opportunities Fund: For the 12 months ending November 30, 2010, the fund's Institutional Class shares advanced 23.86%, soundly beating the 14.04% gain of the Russell 1000® Growth Index. Performance was led by strong stock picking in the information technology sector, particularly in the software/services area, where software-as-a-service and open-source leaders salesforce.com and Red Hat generated solid gains. The hardware/equipment space also produced some winners, including stakes in organic light-emitting diode technology leader Universal Display and networking products manufacturer Riverbed Technology. Consumer discretionary was a strong area, with holdings in upscale fitness clothing retailer lululemon athletica and redbox DVD kiosk rental operator Coinstar among the fund's top contributors. Conversely, the fund's positioning in industrials and energy held back performance. Despite tech's overall contribution, smart phone manufacturer Palm - acquired during the period - and semiconductor manufacturer Silicon Laboratories proved disappointing. Some weak investments in pharmaceuticals/biotechnology/life science also detracted, including Vertex Pharmaceuticals and Human Genome Sciences. Many of the stocks I've mentioned were not in the index.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	.91%
Actual		$ 1,000.00	$ 1,157.30	$ 4.92
HypotheticalA		$ 1,000.00	$ 1,020.51	$ 4.61
Class T	1.11%
Actual		$ 1,000.00	$ 1,156.50	$ 6.00
HypotheticalA		$ 1,000.00	$ 1,019.50	$ 5.62
Class B	1.66%
Actual		$ 1,000.00	$ 1,153.20	$ 8.96
HypotheticalA		$ 1,000.00	$ 1,016.75	$ 8.39
Class C	1.66%
Actual		$ 1,000.00	$ 1,153.20	$ 8.96
HypotheticalA		$ 1,000.00	$ 1,016.75	$ 8.39
Institutional Class	.58%
Actual		$ 1,000.00	$ 1,159.70	$ 3.14
HypotheticalA		$ 1,000.00	$ 1,022.16	$ 2.94

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.9	5.6
Salesforce.com, Inc.	3.6	2.3
Google, Inc. Class A	3.1	2.8
Exxon Mobil Corp.	2.7	0.3
Red Hat, Inc.	2.2	1.5
Amazon.com, Inc.	1.9	1.8
Schlumberger Ltd.	1.8	0.3
Cypress Semiconductor Corp.	1.6	1.2
Silicon Laboratories, Inc.	1.6	1.7
lululemon athletica, Inc.	1.5	1.4
	25.9
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	42.1	41.9
Consumer Discretionary	16.4	18.1
Health Care	15.3	17.5
Energy	7.7	3.6
Industrials	6.7	5.5
Asset Allocation (% of fund's net assets)
As of November 30, 2010 *		As of May 31, 2010 **
	Stocks 98.9%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	4.8%	** Foreign investments	3.9%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.4%
Auto Components - 0.8%
Johnson Controls, Inc.	122,000	$ 4,446
Tenneco, Inc. (a)	230,900	8,419
		12,865
Automobiles - 0.5%
Ford Motor Co. (a)	170,400	2,716
General Motors Co.	125,100	4,278
		6,994
Diversified Consumer Services - 1.4%
Coinstar, Inc. (a)(d)	331,728	21,377
Hotels, Restaurants & Leisure - 4.9%
BJ's Restaurants, Inc. (a)	351,100	12,868
Buffalo Wild Wings, Inc. (a)(d)	37,500	1,818
Chipotle Mexican Grill, Inc. (a)	6,000	1,551
Hyatt Hotels Corp. Class A	466,800	19,540
Las Vegas Sands Corp. unit	13,100	11,085
McDonald's Corp.	193,900	15,182
Starbucks Corp.	218,600	6,689
Starwood Hotels & Resorts Worldwide, Inc.	104,900	5,963
Texas Roadhouse, Inc. Class A (a)	98,100	1,677
		76,373
Household Durables - 0.9%
Lennar Corp. Class A (d)	446,800	6,787
Tempur-Pedic International, Inc. (a)	84,800	2,977
Tupperware Brands Corp.	104,800	4,871
		14,635
Internet & Catalog Retail - 1.9%
Amazon.com, Inc. (a)	164,600	28,871
Media - 0.9%
Comcast Corp. Class A	66,500	1,330
DIRECTV (a)	173,300	7,197
DreamWorks Animation SKG, Inc. Class A (a)	40,200	1,246
The Walt Disney Co.	106,900	3,903
		13,676
Multiline Retail - 0.8%
Target Corp.	218,700	12,453
Specialty Retail - 1.8%
Bed Bath & Beyond, Inc. (a)	54,000	2,362
Best Buy Co., Inc.	104,000	4,443
Home Depot, Inc.	153,500	4,637
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Jos. A. Bank Clothiers, Inc. (a)	80,400	$ 3,621
Lumber Liquidators Holdings, Inc. (a)(d)	186,600	4,393
Staples, Inc.	283,700	6,244
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	88,200	3,083
		28,783
Textiles, Apparel & Luxury Goods - 2.5%
China Xiniya Fashion Ltd. ADR	70,700	778
Coach, Inc.	146,100	8,260
lululemon athletica, Inc. (a)(d)	428,558	22,979
NIKE, Inc. Class B	56,200	4,841
Vera Bradley, Inc.	56,000	1,833
		38,691
TOTAL CONSUMER DISCRETIONARY		254,718
CONSUMER STAPLES - 5.7%
Beverages - 1.5%
Dr Pepper Snapple Group, Inc.	74,600	2,733
PepsiCo, Inc.	87,000	5,623
The Coca-Cola Co.	250,100	15,799
		24,155
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	69,100	4,672
Fresh Market, Inc.	49,000	1,776
Wal-Mart Stores, Inc.	217,180	11,747
Walgreen Co.	93,500	3,258
		21,453
Food Products - 0.2%
Green Mountain Coffee Roasters, Inc. (a)	77,500	2,874
Household Products - 0.1%
Procter & Gamble Co.	35,600	2,174
Personal Products - 1.1%
Avon Products, Inc.	161,542	4,614
Herbalife Ltd.	146,900	10,082
Nu Skin Enterprises, Inc. Class A	70,800	2,238
		16,934
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 1.4%
Philip Morris International, Inc.	370,690	$ 21,089
TOTAL CONSUMER STAPLES		88,679
ENERGY - 7.7%
Energy Equipment & Services - 2.9%
FMC Technologies, Inc. (a)	36,670	3,089
Halliburton Co.	163,400	6,183
National Oilwell Varco, Inc.	85,088	5,215
Schlumberger Ltd.	361,200	27,935
Transocean Ltd. (a)	40,786	2,734
		45,156
Oil, Gas & Consumable Fuels - 4.8%
Cameco Corp.	58,600	2,121
Chesapeake Energy Corp.	164,564	3,476
EOG Resources, Inc.	17,500	1,557
EXCO Resources, Inc.	118,800	2,206
Exxon Mobil Corp.	603,100	41,952
Hess Corp.	101,300	7,096
Occidental Petroleum Corp.	44,100	3,888
Petrohawk Energy Corp. (a)	353,700	6,306
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	70,300	2,058
Southwestern Energy Co. (a)	120,093	4,347
		75,007
TOTAL ENERGY		120,163
FINANCIALS - 2.8%
Capital Markets - 0.6%
Charles Schwab Corp.	229,200	3,445
Goldman Sachs Group, Inc.	13,791	2,153
Knight Capital Group, Inc. Class A (a)	107,300	1,410
LPL Investment Holdings, Inc.	50,900	1,726
Morgan Stanley	44,400	1,086
		9,820
Commercial Banks - 0.3%
Signature Bank, New York (a)	45,400	1,995
Wells Fargo & Co.	120,600	3,282
		5,277
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - 1.0%
Discover Financial Services	822,833	$ 15,041
Diversified Financial Services - 0.8%
BM&F Bovespa SA	610,758	4,647
Citigroup, Inc. (a)	395,000	1,659
CME Group, Inc.	4,400	1,267
JPMorgan Chase & Co.	115,500	4,317
		11,890
Real Estate Investment Trusts - 0.1%
Simon Property Group, Inc.	21,578	2,125
TOTAL FINANCIALS		44,153
HEALTH CARE - 15.3%
Biotechnology - 11.6%
Alexion Pharmaceuticals, Inc. (a)	205,400	15,703
Alkermes, Inc. (a)	252,604	2,647
Alnylam Pharmaceuticals, Inc. (a)(d)	363,200	3,323
Celgene Corp. (a)	66,335	3,939
Cepheid, Inc. (a)	550,600	10,841
Dendreon Corp. (a)	389,600	13,924
Exelixis, Inc. (a)	189,900	1,100
Human Genome Sciences, Inc. (a)	698,558	17,136
ImmunoGen, Inc. (a)(d)	753,295	6,267
Immunomedics, Inc. (a)(d)	1,662,287	5,236
InterMune, Inc. (a)(d)	471,300	5,920
Isis Pharmaceuticals, Inc. (a)(d)	1,522,500	14,365
Metabolix, Inc. (a)(d)	456,800	4,678
Micromet, Inc. (a)(d)	383,814	2,786
Momenta Pharmaceuticals, Inc. (a)	96,000	1,464
Myrexis, Inc. (a)	213,700	797
Pharmasset, Inc. (a)	248,447	10,763
Regeneron Pharmaceuticals, Inc. (a)	514,300	14,822
Rigel Pharmaceuticals, Inc. (a)	708,300	5,652
Seattle Genetics, Inc. (a)	1,493,073	22,545
Transition Therapeutics, Inc. (a)	537,433	1,345
Vertex Pharmaceuticals, Inc. (a)	478,990	15,869
		181,122
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	45,000	$ 2,185
Hospira, Inc. (a)	101,300	5,699
		7,884
Health Care Providers & Services - 0.9%
Express Scripts, Inc. (a)	108,100	5,631
McKesson Corp.	44,900	2,869
Medco Health Solutions, Inc. (a)	79,600	4,881
		13,381
Health Care Technology - 0.1%
Cerner Corp. (a)	17,800	1,564
Life Sciences Tools & Services - 0.4%
Illumina, Inc. (a)	109,500	6,583
Pharmaceuticals - 1.8%
Abbott Laboratories	186,800	8,688
Allergan, Inc.	94,000	6,229
Elan Corp. PLC sponsored ADR (a)	551,000	2,838
Johnson & Johnson	36,100	2,222
MAP Pharmaceuticals, Inc. (a)	351,708	5,054
Teva Pharmaceutical Industries Ltd. sponsored ADR	41,600	2,082
		27,113
TOTAL HEALTH CARE		237,647
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.6%
Honeywell International, Inc.	137,100	6,815
ITT Corp.	57,900	2,663
The Boeing Co.	233,200	14,871
		24,349
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	26,700	1,968
United Parcel Service, Inc. Class B	201,600	14,138
		16,106
Airlines - 0.1%
JetBlue Airways Corp. (a)	241,205	1,638
Construction & Engineering - 0.2%
Fluor Corp.	32,500	1,879
Quanta Services, Inc. (a)	81,559	1,436
		3,315
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 1.1%
3M Co.	113,900	$ 9,565
General Electric Co.	442,100	6,998
		16,563
Machinery - 2.0%
Caterpillar, Inc.	167,900	14,204
Cummins, Inc.	31,800	3,088
Danaher Corp.	231,600	10,017
Deere & Co.	49,600	3,705
		31,014
Road & Rail - 0.7%
Union Pacific Corp.	124,200	11,192
TOTAL INDUSTRIALS		104,177
INFORMATION TECHNOLOGY - 42.1%
Communications Equipment - 4.6%
Cisco Systems, Inc. (a)	524,200	10,044
F5 Networks, Inc. (a)	73,100	9,640
Infinera Corp. (a)	715,875	5,842
Juniper Networks, Inc. (a)	167,200	5,688
QUALCOMM, Inc.	424,895	19,860
Research In Motion Ltd. (a)	26,700	1,651
Riverbed Technology, Inc. (a)	557,600	18,908
		71,633
Computers & Peripherals - 7.5%
Apple, Inc. (a)	293,158	91,220
Hewlett-Packard Co.	329,300	13,808
NetApp, Inc. (a)	230,800	11,755
		116,783
Electronic Equipment & Components - 1.3%
Corning, Inc.	77,500	1,369
E Ink Holdings, Inc. GDR (a)(e)	10,600	204
Universal Display Corp. (a)(d)	749,600	18,560
		20,133
Internet Software & Services - 5.0%
Baidu.com, Inc. sponsored ADR (a)	84,100	8,846
eBay, Inc. (a)	121,400	3,536
Google, Inc. Class A (a)	86,315	47,966
LogMeIn, Inc. (a)	237,600	10,405
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Mail.ru Group Ltd. GDR unit (a)(e)	2,800	$ 115
OpenTable, Inc. (a)(d)	107,300	7,784
		78,652
IT Services - 4.6%
Cognizant Technology Solutions Corp. Class A (a)	193,816	12,594
CoreLogic, Inc. (a)	154,600	2,815
International Business Machines Corp.	115,000	16,268
MasterCard, Inc. Class A	22,000	5,215
VeriFone Systems, Inc. (a)	365,300	12,694
Visa, Inc. Class A	296,200	21,874
		71,460
Semiconductors & Semiconductor Equipment - 9.1%
Advanced Micro Devices, Inc. (a)	668,100	4,870
Analog Devices, Inc.	46,200	1,643
Applied Materials, Inc.	174,600	2,170
Atheros Communications, Inc. (a)	323,400	10,530
Broadcom Corp. Class A	259,300	11,536
Cree, Inc. (a)(d)	91,300	5,951
Cypress Semiconductor Corp. (a)	1,627,268	25,499
First Solar, Inc. (a)(d)	31,500	3,870
Intel Corp.	501,480	10,591
International Rectifier Corp. (a)	298,100	8,454
NVIDIA Corp. (a)	810,600	11,024
Rambus, Inc. (a)(d)	626,100	12,528
Silicon Laboratories, Inc. (a)(d)	592,600	25,174
Tessera Technologies, Inc. (a)	194,058	3,864
Texas Instruments, Inc.	55,200	1,755
Xilinx, Inc.	85,900	2,330
		141,789
Software - 10.0%
Citrix Systems, Inc. (a)	71,400	4,742
Microsoft Corp.	685,200	17,274
Oracle Corp.	387,100	10,467
QLIK Technologies, Inc. (d)	92,874	2,189
RealPage, Inc. (d)	109,225	2,993
Red Hat, Inc. (a)	802,000	34,887
salesforce.com, Inc. (a)	401,100	55,841
Solera Holdings, Inc.	75,500	3,624
SuccessFactors, Inc. (a)	527,800	15,924
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
TiVo, Inc. (a)	779,600	$ 6,408
VMware, Inc. Class A (a)	16,300	1,329
		155,678
TOTAL INFORMATION TECHNOLOGY		656,128
MATERIALS - 2.2%
Chemicals - 0.5%
Dow Chemical Co.	102,500	3,196
Monsanto Co.	60,500	3,625
The Mosaic Co.	28,700	1,941
		8,762
Metals & Mining - 1.7%
Barrick Gold Corp. (d)	111,800	5,762
Freeport-McMoRan Copper & Gold, Inc.	150,600	15,259
Molycorp, Inc. (d)	37,200	1,080
Mongolian Mining Corp.	1,124,000	1,233
Nucor Corp.	74,100	2,797
		26,131
TOTAL MATERIALS		34,893
TOTAL COMMON STOCKS (Cost $1,157,369)		1,540,558
Money Market Funds - 10.0%

Fidelity Cash Central Fund, 0.24% (b)	16,563,998	16,564
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	138,701,217	138,701
TOTAL MONEY MARKET FUNDS (Cost $155,265)		155,265
TOTAL INVESTMENT PORTFOLIO - 108.9% (Cost $1,312,634)		1,695,823
NET OTHER ASSETS (LIABILITIES) - (8.9)%		(138,268)
NET ASSETS - 100%		$ 1,557,555
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $319,000 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 26
Fidelity Securities Lending Cash Central Fund	933
Total	$ 959
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 254,718	$ 243,633	$ 11,085	$ -
Consumer Staples	88,679	88,679	-	-
Energy	120,163	120,163	-	-
Financials	44,153	44,153	-	-
Health Care	237,647	237,647	-	-
Industrials	104,177	104,177	-	-
Information Technology	656,128	656,128	-	-
Materials	34,893	34,893	-	-
Money Market Funds	155,265	155,265	-	-
Total Investments in Securities:	$ 1,695,823	$ 1,684,738	$ 11,085	$ -
Income Tax Information

At November 30, 2010, the fund had a capital loss carryforward of approximately $759,538,000 of which $282,720,000 and $476,818,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $134,417) - See accompanying schedule: Unaffiliated issuers (cost $1,157,369)	$ 1,540,558
Fidelity Central Funds (cost $155,265)	155,265
Total Investments (cost $1,312,634)		$ 1,695,823
Cash		201
Receivable for investments sold		1,758
Receivable for fund shares sold		2,353
Dividends receivable		1,725
Distributions receivable from Fidelity Central Funds		72
Prepaid expenses		5
Other receivables		294
Total assets		1,702,231

Liabilities
Payable for investments purchased	$ 1,867
Payable for fund shares redeemed	2,543
Accrued management fee	450
Distribution and service plan fees payable	571
Other affiliated payables	355
Other payables and accrued expenses	189
Collateral on securities loaned, at value	138,701
Total liabilities		144,676

Net Assets		$ 1,557,555
Net Assets consist of:
Paid in capital		$ 1,937,788
Accumulated net investment loss		(146)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(763,276)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		383,189
Net Assets		$ 1,557,555

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($254,700 ÷ 7,884.3 shares)	$ 32.30

Maximum offering price per share (100/94.25 of $32.30)	$ 34.27
Class T: Net Asset Value and redemption price per share ($1,126,399 ÷ 34,574.3 shares)	$ 32.58

Maximum offering price per share (100/96.50 of $32.58)	$ 33.76
Class B: Net Asset Value and offering price per share ($18,088 ÷ 590.3 shares)A	$ 30.64

Class C: Net Asset Value and offering price per share ($40,714 ÷ 1,322.2 shares)A	$ 30.79

Institutional Class: Net Asset Value, offering price and redemption price per share ($117,654 ÷ 3,530.5 shares)	$ 33.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 11,807
Income from Fidelity Central Funds (including $933 from security lending)		959
Total income		12,766

Expenses
Management fee Basic fee	$ 7,945
Performance adjustment	(3,745)
Transfer agent fees	3,718
Distribution and service plan fees	6,509
Accounting and security lending fees	482
Custodian fees and expenses	46
Independent trustees' compensation	9
Registration fees	74
Audit	60
Legal	9
Miscellaneous	18
Total expenses before reductions	15,125
Expense reductions	(24)	15,101
Net investment income (loss)		(2,335)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	108,532
Investment not meeting investment restrictions	119
Foreign currency transactions	(29)
Capital gain distributions from Fidelity Central Funds	5
Total net realized gain (loss)		108,627
Change in net unrealized appreciation (depreciation) on: Investment securities	196,860
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		196,859
Net gain (loss)		305,486
Net increase (decrease) in net assets resulting from operations		$ 303,151

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,335)	$ 3,135
Net realized gain (loss)	108,627	(403,907)
Change in net unrealized appreciation (depreciation)	196,859	799,528
Net increase (decrease) in net assets resulting from operations	303,151	398,756
Distributions to shareholders from net investment income	(3,266)	-
Distributions to shareholders from net realized gain	(988)	-
Total distributions	(4,254)	-
Share transactions - net increase (decrease)	(112,570)	(176,414)
Total increase (decrease) in net assets	186,327	222,342

Net Assets
Beginning of period	1,371,228	1,148,886
End of period (including accumulated net investment loss of $146 and undistributed net investment income of $3,105, respectively)	$ 1,557,555	$ 1,371,228

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.30	$ 18.92	$ 41.72	$ 35.07	$ 32.68
Income from Investment Operations
Net investment income (loss) C	- I	.10	(.02)	(.20)	(.07) G
Net realized and unrealized gain (loss)	6.13	7.28	(22.78)	6.85	2.55
Total from investment operations	6.13	7.38	(22.80)	6.65	2.48
Distributions from net investment income	(.11)	-	-	-	(.09)
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.13)	-	-	-	(.09)
Net asset value, end of period	$ 32.30	$ 26.30	$ 18.92	$ 41.72	$ 35.07
Total Return A, B	23.42%	39.01%	(54.65)%	18.96%	7.60%
Ratios to Average Net Assets D, H
Expenses before reductions	.90%	.80%	1.08%	1.11%	.98%
Expenses net of fee waivers, if any	.90%	.80%	1.08%	1.11%	.98%
Expenses net of all reductions	.90%	.80%	1.08%	1.10%	.97%
Net investment income (loss)	-% F	.45%	(.05)%	(.53)%	(.21)% G
Supplemental Data
Net assets, end of period (in millions)	$ 255	$ 236	$ 192	$ 475	$ 415
Portfolio turnover rate E	35%	114%	126%	97%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.40)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.52	$ 19.12	$ 42.24	$ 35.57	$ 33.11
Income from Investment Operations
Net investment income (loss) C	(.06)	.05	(.08)	(.27)	(.12) F
Net realized and unrealized gain (loss)	6.19	7.35	(23.04)	6.94	2.59
Total from investment operations	6.13	7.40	(23.12)	6.67	2.47
Distributions from net investment income	(.05)	-	-	-	(.01)
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.07)	-	-	-	(.01)
Net asset value, end of period	$ 32.58	$ 26.52	$ 19.12	$ 42.24	$ 35.57
Total Return A, B	23.18%	38.70%	(54.73)%	18.75%	7.45%
Ratios to Average Net Assets D, G
Expenses before reductions	1.10%	1.03%	1.27%	1.28%	1.14%
Expenses net of fee waivers, if any	1.10%	1.03%	1.27%	1.28%	1.14%
Expenses net of all reductions	1.09%	1.02%	1.26%	1.27%	1.13%
Net investment income (loss)	(.20)%	.23%	(.24)%	(.70)%	(.36)% F
Supplemental Data
Net assets, end of period (in millions)	$ 1,126	$ 1,051	$ 876	$ 2,234	$ 2,286
Portfolio turnover rate E	35%	114%	126%	97%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.56)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.01	$ 18.13	$ 40.28	$ 34.11	$ 31.93
Income from Investment Operations
Net investment income (loss) C	(.21)	(.06)	(.26)	(.47)	(.31) F
Net realized and unrealized gain (loss)	5.84	6.94	(21.89)	6.64	2.49
Total from investment operations	5.63	6.88	(22.15)	6.17	2.18
Net asset value, end of period	$ 30.64	$ 25.01	$ 18.13	$ 40.28	$ 34.11
Total Return A, B	22.51%	37.95%	(54.99)%	18.09%	6.83%
Ratios to Average Net Assets D, G
Expenses before reductions	1.66%	1.56%	1.83%	1.87%	1.76%
Expenses net of fee waivers, if any	1.66%	1.56%	1.83%	1.87%	1.76%
Expenses net of all reductions	1.65%	1.55%	1.82%	1.86%	1.75%
Net investment income (loss)	(.76)%	(.30)%	(.80)%	(1.29)%	(.98)% F
Supplemental Data
Net assets, end of period (in millions)	$ 18	$ 21	$ 20	$ 63	$ 121
Portfolio turnover rate E	35%	114%	126%	97%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.18)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.14	$ 18.22	$ 40.47	$ 34.28	$ 32.09
Income from Investment Operations
Net investment income (loss) C	(.21)	(.06)	(.26)	(.47)	(.30) F
Net realized and unrealized gain (loss)	5.86	6.98	(21.99)	6.66	2.49
Total from investment operations	5.65	6.92	(22.25)	6.19	2.19
Net asset value, end of period	$ 30.79	$ 25.14	$ 18.22	$ 40.47	$ 34.28
Total Return A, B	22.47%	37.98%	(54.98)%	18.06%	6.82%
Ratios to Average Net Assets D, G
Expenses before reductions	1.65%	1.56%	1.83%	1.85%	1.74%
Expenses net of fee waivers, if any	1.65%	1.56%	1.83%	1.85%	1.74%
Expenses net of all reductions	1.65%	1.55%	1.83%	1.85%	1.73%
Net investment income (loss)	(.75)%	(.30)%	(.80)%	(1.28)%	(.97)% F
Supplemental Data
Net assets, end of period (in millions)	$ 41	$ 37	$ 30	$ 82	$ 78
Portfolio turnover rate E	35%	114%	126%	97%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.16)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 27.11	$ 19.43	$ 42.70	$ 35.76	$ 33.23
Income from Investment Operations
Net investment income (loss) B	.10	.17	.12	(.05)	.05 E
Net realized and unrealized gain (loss)	6.33	7.51	(23.39)	6.99	2.63
Total from investment operations	6.43	7.68	(23.27)	6.94	2.68
Distributions from net investment income	(.19)	-	-	-	(.15)
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.21)	-	-	-	(.15)
Net asset value, end of period	$ 33.33	$ 27.11	$ 19.43	$ 42.70	$ 35.76
Total Return A	23.86%	39.53%	(54.50)%	19.41%	8.10%
Ratios to Average Net Assets C, F
Expenses before reductions	.57%	.46%	.70%	.71%	.62%
Expenses net of fee waivers, if any	.57%	.46%	.70%	.71%	.62%
Expenses net of all reductions	.56%	.46%	.70%	.71%	.61%
Net investment income (loss)	.33%	.79%	.33%	(.14)%	.16% E
Supplemental Data
Net assets, end of period (in millions)	$ 118	$ 26	$ 31	$ 153	$ 117
Portfolio turnover rate D	35%	114%	126%	97%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.04)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 451,845
Gross unrealized depreciation	(72,393)
Net unrealized appreciation (depreciation)	$ 379,452

Tax Cost	$ 1,316,372

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (759,538)
Net unrealized appreciation (depreciation)	$ 379,452

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 4,254	$ -

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $484,516 and $611,244, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .30% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 600	$ 6
Class T	.25%	.25%	5,341	45
Class B	.75%	.25%	192	145
Class C	.75%	.25%	376	14
			$ 6,509	$ 210

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18
Class T	22
Class B*	40
Class C*	1
$ 81

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 738.31
Class T	2,679.25
Class B	60.31
Class C	116.31
Institutional Class	125.22
	$ 3,718

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense*
Borrower	$ 7,611.37%		$ -

* Amount represents two hundred thirty-five dollars

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent

Annual Report

8. Security Lending - continued

fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $1 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 994	$ -
Class T	2,094	-
Institutional Class	178	-
Total	$ 3,266	$ -
From net realized gain
Class A	$ 179	$ -
Class T	790	-
Institutional Class	19	-
Total	$ 988	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	606	951	$ 17,428	$ 20,363
Reinvestment of distributions	42	-	1,110	-
Shares redeemed	(1,748)	(2,130)	(50,007)	(44,733)
Net increase (decrease)	(1,100)	(1,179)	$ (31,469)	$ (24,370)
Class T
Shares sold	3,330	4,293	$ 96,636	$ 91,698
Reinvestment of distributions	102	-	2,747	-
Shares redeemed	(8,506)	(10,462)	(245,040)	(221,023)
Net increase (decrease)	(5,074)	(6,169)	$ (145,657)	$ (129,325)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class B
Shares sold	57	142	$ 1,557	$ 2,735
Shares redeemed	(291)	(402)	(7,963)	(8,040)
Net increase (decrease)	(234)	(260)	$ (6,406)	$ (5,305)
Class C
Shares sold	144	163	$ 4,089	$ 3,319
Shares redeemed	(287)	(330)	(7,863)	(6,583)
Net increase (decrease)	(143)	(167)	$ (3,774)	$ (3,264)
Institutional Class
Shares sold	3,071	359	$ 89,281	$ 7,629
Reinvestment of distributions	7	-	183	-
Shares redeemed	(508)	(1,011)	(14,728)	(21,779)
Net increase (decrease)	2,570	(652)	$ 74,736	$ (14,150)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000
Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Growth Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Growth Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning February 1, 2007. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to February 1, 2007 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2007 through 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

GOI-UANN-0111
1.786690.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Mid Cap
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	15.44%	-0.26%	3.00%
Class T (incl. 3.50% sales charge)	18.03%	0.03%	3.07%
Class B (incl. contingent deferred sales charge) A	16.57%	-0.15%	3.05%
Class C (incl. contingent deferred sales charge) B	20.57%	0.17%	2.86%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Fund - Class A on November 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Peter Saperstone, Portfolio Manager of Fidelity Advisor® Mid Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 22.48%, 22.31%, 21.57% and 21.57%, respectively (excluding sales charges), trailing the 26.31% return of the S&P MidCap 400® Index. Overall, weak security selection outweighed helpful sector positioning. For example, stock picking was negative in industrials, the pharmaceuticals/biotechnology/lifescience segment of health care and food/beverage/tobacco within consumer staples. The portfolio's cash weighting in a rising market also detracted. In financials, unfavorable stock selection in diversified financials and insurance mostly was offset by helpful underweightings in the lagging bank and insurance industries. On the positive side, positioning in consumer discretionary helped. The biggest individual detractor was International Game Technology, a weak-performing maker of casino gaming machines that I sold during the period. Other laggards included health-services and drug-distribution company McKesson and China-based telecommunications software maker AsiaInfo-Linkage, the latter of which was sold before period end. In contrast, German automaker Volkswagen was a big help, as was Las Vegas Sands, a global casino operator whose new Singapore casino outpaced expectations. All of these stocks were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	.85%
Actual		$ 1,000.00	$ 1,166.30	$ 4.62
HypotheticalA		$ 1,000.00	$ 1,020.81	$ 4.31
Class T	1.02%
Actual		$ 1,000.00	$ 1,165.80	$ 5.54
HypotheticalA		$ 1,000.00	$ 1,019.95	$ 5.17
Class B	1.60%
Actual		$ 1,000.00	$ 1,162.00	$ 8.67
HypotheticalA		$ 1,000.00	$ 1,017.05	$ 8.09
Class C	1.59%
Actual		$ 1,000.00	$ 1,162.70	$ 8.62
HypotheticalA		$ 1,000.00	$ 1,017.10	$ 8.04
Institutional Class	.53%
Actual		$ 1,000.00	$ 1,168.00	$ 2.88
HypotheticalA		$ 1,000.00	$ 1,022.41	$ 2.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Dollar General Corp.	4.4	2.5
MasterCard, Inc. Class A	3.9	3.7
McKesson Corp.	3.9	1.1
Fiserv, Inc.	3.9	4.1
Hasbro, Inc.	3.6	0.7
DIRECTV	3.6	3.1
Anheuser-Busch InBev SA NV	3.6	3.3
Weatherford International Ltd.	3.0	2.4
Volkswagen AG	2.9	2.0
Akamai Technologies, Inc.	2.4	1.8
	35.2
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	30.0	28.2
Information Technology	18.8	19.8
Industrials	12.0	11.6
Energy	10.4	7.3
Health Care	10.1	10.8
Asset Allocation (% of fund's net assets)
As of November 30, 2010 *		As of May 31, 2010 **
	Stocks and Investment Companies 98.2%		Stocks 97.8%
	Short-Term Investments and Net Other Assets 1.8%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	24.8%	**Foreign investments	20.6%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 24.9%
Diversified Consumer Services - 0.1%
Sotheby's Class A (ltd. vtg.)	64,400	$ 2,583
Hotels, Restaurants & Leisure - 6.1%
Betfair Group PLC	2,106,384	42,587
Las Vegas Sands Corp. (a)(d)	585,000	29,297
Pinnacle Entertainment, Inc. (a)	2,709,000	36,084
Starbucks Corp.	2,112,600	64,646
		172,614
Household Durables - 2.4%
Harman International Industries, Inc. (a)	1,558,760	67,946
Internet & Catalog Retail - 1.5%
Expedia, Inc.	1,654,646	43,567
Leisure Equipment & Products - 3.6%
Hasbro, Inc.	2,130,884	101,558
Media - 3.6%
DIRECTV (a)	2,431,561	100,983
Multiline Retail - 4.4%
Dollar General Corp. (d)	3,814,300	125,260
Specialty Retail - 2.2%
Abercrombie & Fitch Co. Class A	976,236	49,056
Monro Muffler Brake, Inc.	300,776	14,870
		63,926
Textiles, Apparel & Luxury Goods - 1.0%
Liz Claiborne, Inc. (a)(d)	4,000,000	29,240
TOTAL CONSUMER DISCRETIONARY		707,677
CONSUMER STAPLES - 5.9%
Beverages - 4.7%
Anheuser-Busch InBev SA NV	1,855,333	100,953
Coca-Cola Enterprises, Inc.	1,313,000	31,709
		132,662
Food Products - 1.0%
Want Want China Holdings Ltd.	33,341,000	28,725
Tobacco - 0.2%
Souza Cruz Industria Comerico	143,600	7,212
TOTAL CONSUMER STAPLES		168,599
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 10.4%
Energy Equipment & Services - 6.9%
Dresser-Rand Group, Inc. (a)	1,509,263	$ 57,246
SEACOR Holdings, Inc.	490,335	53,447
Weatherford International Ltd. (a)	4,161,700	84,940
		195,633
Oil, Gas & Consumable Fuels - 3.5%
EXCO Resources, Inc.	3,000,000	55,710
Southern Union Co.	1,885,498	44,517
		100,227
TOTAL ENERGY		295,860
FINANCIALS - 4.1%
Capital Markets - 1.9%
Ashmore Group PLC	10,000,000	52,894
Commercial Banks - 0.3%
CIT Group, Inc. (a)	172,700	6,815
Diversified Financial Services - 1.9%
Moody's Corp. (d)	1,631,446	43,772
NBH Holdings Corp. Class A (a)(f)	538,600	10,503
		54,275
TOTAL FINANCIALS		113,984
HEALTH CARE - 10.1%
Health Care Equipment & Supplies - 5.2%
Edwards Lifesciences Corp. (a)	800,000	53,088
Hill-Rom Holdings, Inc.	1,215,657	48,116
Hologic, Inc. (a)	2,767,700	45,390
		146,594
Health Care Providers & Services - 3.9%
McKesson Corp.	1,750,000	111,825
Life Sciences Tools & Services - 1.0%
Charles River Laboratories International, Inc. (a)(d)	900,200	29,392
TOTAL HEALTH CARE		287,811
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 12.0%
Commercial Services & Supplies - 4.2%
Higher One Holdings, Inc. (a)(d)	212,137	$ 4,298
Interface, Inc. Class A	525,643	7,590
Iron Mountain, Inc.	2,252,462	50,027
Republic Services, Inc.	2,000,000	56,280
		118,195
Construction & Engineering - 1.9%
Fluor Corp.	945,426	54,674
Machinery - 4.4%
Ingersoll-Rand Co. Ltd.	1,467,400	60,163
WABCO Holdings, Inc. (a)	1,301,778	64,698
		124,861
Road & Rail - 1.5%
All America Latina Logistica SA	4,687,500	43,595
TOTAL INDUSTRIALS		341,325
INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 3.6%
HTC Corp.	1,056,000	29,276
Juniper Networks, Inc. (a)	1,286,850	43,779
Tekelec (a)	2,379,056	29,381
		102,436
Electronic Equipment & Components - 0.1%
Trimble Navigation Ltd. (a)	50,000	1,862
Internet Software & Services - 3.4%
Akamai Technologies, Inc. (a)	1,305,500	68,134
eBay, Inc. (a)	948,000	27,615
		95,749
IT Services - 7.9%
Fiserv, Inc. (a)	2,000,000	110,600
Lender Processing Services, Inc.	100,000	3,077
MasterCard, Inc. Class A	472,067	111,894
		225,571
Semiconductors & Semiconductor Equipment - 0.9%
Teradyne, Inc. (a)	2,265,600	26,870
Software - 2.9%
Autonomy Corp. PLC (a)	1,078,300	22,355
Intuit, Inc. (a)	642,500	28,842
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Progress Software Corp. (a)	7,700	$ 297
Rovi Corp. (a)	563,600	31,094
		82,588
TOTAL INFORMATION TECHNOLOGY		535,076
MATERIALS - 2.1%
Chemicals - 0.1%
CF Industries Holdings, Inc.	23,800	2,874
Metals & Mining - 2.0%
Agnico-Eagle Mines Ltd. (Canada)	370,300	29,967
AngloGold Ashanti Ltd. sponsored ADR	583,300	27,316
		57,283
TOTAL MATERIALS		60,157
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 1.3%
Iridium Communications, Inc. (a)(d)(e)	3,566,720	33,313
Iridium Communications, Inc. warrants 2/14/13 (a)(e)	811,684	2,354
		35,667
Wireless Telecommunication Services - 2.4%
American Tower Corp. Class A (a)	543,086	27,464
NII Holdings, Inc. (a)	1,079,100	41,826
		69,290
TOTAL TELECOMMUNICATION SERVICES		104,957
TOTAL COMMON STOCKS (Cost $2,244,004)		2,615,446
Nonconvertible Preferred Stocks - 5.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 5.1%
Automobiles - 5.1%
Porsche Automobil Holding SE (d)	825,000	$ 62,027
Volkswagen AG	525,078	84,366
		146,393
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $97,071)		146,393
Investment Companies - 1.1%

Ashmore Global Opps Ltd. (e) (Cost $34,924)	4,179,276	32,933
Money Market Funds - 11.4%

Fidelity Cash Central Fund, 0.24% (b)	72,168,565	72,169
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	251,595,713	251,596
TOTAL MONEY MARKET FUNDS (Cost $323,765)		323,765
TOTAL INVESTMENT PORTFOLIO - 109.6% (Cost $2,699,764)		3,118,537
NET OTHER ASSETS (LIABILITIES) - (9.6)%		(273,969)
NET ASSETS - 100%		$ 2,844,568
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,503,000 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 255
Fidelity Securities Lending Cash Central Fund	731
Total	$ 986
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ashmore Global Opps Ltd.	$ 18,660	$ 9,270	$ -	$ 685	$ 32,933
Iridium Communications, Inc.*	33,513	588	1,600	-	35,667
Liz Claiborne, Inc.	24,485	9,593	22,374	-	-
Ruth's Hospitality Group, Inc.	-	5,872	7,331	-	-
Total	$ 76,658	$ 25,323	$ 31,305	$ 685	$ 68,600
* Includes Common Stock and Warrants.
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 854,070	$ 854,070	$ -	$ -
Consumer Staples	168,599	168,599	-	-
Energy	295,860	295,860	-	-
Financials	113,984	103,481	-	10,503
Health Care	287,811	287,811	-	-
Industrials	341,325	341,325	-	-
Information Technology	535,076	535,076	-	-
Materials	60,157	60,157	-	-
Telecommunication Services	104,957	104,957	-	-
Investment Companies	32,933	-	-	32,933
Money Market Funds	323,765	323,765	-	-
Total Investments in Securities:	$ 3,118,537	$ 3,075,101	$ -	$ 43,436
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Financials
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(623)
Cost of Purchases	5,120
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	6,006
Transfers out of Level 3	-
Ending Balance	$ 10,503
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ (623)
Investment Companies
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	5,003
Cost of Purchases	9,270
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	18,660
Transfers out of Level 3	-
Ending Balance	$ 32,933
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ 5,003

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	75.2%
Germany	5.1%
United Kingdom	4.2%
Belgium	3.6%
Switzerland	3.0%
Ireland	2.1%
Brazil	1.7%
Bailiwick of Guernsey	1.1%
Canada	1.0%
Taiwan	1.0%
Cayman Islands	1.0%
South Africa	1.0%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $1,426,171,000 of which $1,278,000,000 and $148,171,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $245,009) - See accompanying schedule: Unaffiliated issuers (cost $2,308,967)	$ 2,726,172
Fidelity Central Funds (cost $323,765)	323,765
Other affiliated issuers (cost $67,032)	68,600
Total Investments (cost $2,699,764)		$ 3,118,537
Receivable for investments sold		32,414
Receivable for fund shares sold		1,790
Dividends receivable		3,231
Distributions receivable from Fidelity Central Funds		51
Prepaid expenses		10
Other receivables		86
Total assets		3,156,119

Liabilities
Payable for investments purchased	$ 46,252
Payable for fund shares redeemed	11,092
Accrued management fee	688
Distribution and service plan fees payable	959
Other affiliated payables	626
Other payables and accrued expenses	338
Collateral on securities loaned, at value	251,596
Total liabilities		311,551

Net Assets		$ 2,844,568
Net Assets consist of:
Paid in capital		$ 3,862,315
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,436,196)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		418,449
Net Assets		$ 2,844,568

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($944,965 ÷ 49,159 shares)	$ 19.22

Maximum offering price per share (100/94.25 of $19.22)	$ 20.39
Class T: Net Asset Value and redemption price per share ($1,281,644 ÷ 66,029 shares)	$ 19.41

Maximum offering price per share (100/96.50 of $19.41)	$ 20.11
Class B: Net Asset Value and offering price per share ($74,620 ÷ 4,111 shares)A	$ 18.15

Class C: Net Asset Value and offering price per share ($189,240 ÷ 10,427 shares)A	$ 18.15

Institutional Class: Net Asset Value, offering price and redemption price per share ($354,099 ÷ 17,684 shares)	$ 20.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends (including $685 earned from other affiliated issuers)		$ 19,872
Income from Fidelity Central Funds		986
Total income		20,858

Expenses
Management fee Basic fee	$ 16,337
Performance adjustment	(8,354)
Transfer agent fees	7,122
Distribution and service plan fees	12,123
Accounting and security lending fees	912
Custodian fees and expenses	214
Independent trustees' compensation	17
Registration fees	115
Audit	60
Legal	19
Interest	4
Miscellaneous	42
Total expenses before reductions	28,611
Expense reductions	(574)	28,037
Net investment income (loss)		(7,179)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	452,906
Other affiliated issuers	8,935
Foreign currency transactions	(168)
Capital gain distributions from Fidelity Central Funds	12
Total net realized gain (loss)		461,685
Change in net unrealized appreciation (depreciation) on: Investment securities	124,341
Assets and liabilities in foreign currencies	(135)
Total change in net unrealized appreciation (depreciation)		124,206
Net gain (loss)		585,891
Net increase (decrease) in net assets resulting from operations		$ 578,712

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,179)	$ 3,088
Net realized gain (loss)	461,685	82,867
Change in net unrealized appreciation (depreciation)	124,206	1,039,875
Net increase (decrease) in net assets resulting from operations	578,712	1,125,830
Distributions to shareholders from net investment income	(3,028)	-
Distributions to shareholders from net realized gain	(4,334)	-
Total distributions	(7,362)	-
Share transactions - net increase (decrease)	(788,496)	(733,619)
Total increase (decrease) in net assets	(217,146)	392,211

Net Assets
Beginning of period	3,061,714	2,669,503
End of period (including accumulated net investment income of $0 and undistributed net investment income of $3,039, respectively)	$ 2,844,568	$ 3,061,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.75	$ 10.52	$ 26.93	$ 26.10	$ 26.31
Income from Investment Operations
Net investment income (loss) C	(.02)	.03	- G	(.12)	(.06)
Net realized and unrealized gain (loss)	3.55	5.20	(12.94)	3.02	3.26
Total from investment operations	3.53	5.23	(12.94)	2.90	3.20
Distributions from net investment income	(.03) H	-	-	-	-
Distributions from net realized gain	(.03) H	-	(3.47)	(2.07)	(3.41)
Total distributions	(.06)	-	(3.47)	(2.07)	(3.41)
Net asset value, end of period	$ 19.22	$ 15.75	$ 10.52	$ 26.93	$ 26.10
Total Return A, B	22.48%	49.71%	(55.09)%	11.97%	13.57%
Ratios to Average Net AssetsD, F
Expenses before reductions	.86%	.83%	1.10%	1.10%	1.10%
Expenses net of fee waivers, if any	.86%	.83%	1.10%	1.10%	1.10%
Expenses net of all reductions	.84%	.81%	1.08%	1.09%	1.08%
Net investment income (loss)	(.12)%	.25%	.01%	(.44)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$ 945	$ 906	$ 712	$ 1,850	$ 1,646
Portfolio turnover rate E	141%	244%	199%	101%	142%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.89	$ 10.64	$ 27.16	$ 26.31	$ 26.48
Income from Investment Operations
Net investment income (loss) C	(.05)	.01	(.03)	(.17)	(.10)
Net realized and unrealized gain (loss)	3.59	5.24	(13.08)	3.04	3.28
Total from investment operations	3.54	5.25	(13.11)	2.87	3.18
Distributions from net realized gain	(.02) G	-	(3.41)	(2.02)	(3.35)
Net asset value, end of period	$ 19.41	$ 15.89	$ 10.64	$ 27.16	$ 26.31
Total Return A, B	22.31%	49.34%	(55.14)%	11.73%	13.36%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.02%	1.28%	1.30%	1.28%
Expenses net of fee waivers, if any	1.03%	1.02%	1.28%	1.30%	1.28%
Expenses net of all reductions	1.01%	.99%	1.27%	1.29%	1.26%
Net investment income (loss)	(.30)%	.07%	(.17)%	(.63)%	(.43)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,282	$ 1,520	$ 1,368	$ 3,946	$ 4,055
Portfolio turnover rate E	141%	244%	199%	101%	142%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 10.05	$ 25.80	$ 25.06	$ 25.35
Income from Investment Operations
Net investment income (loss) C	(.15)	(.06)	(.15)	(.32)	(.25)
Net realized and unrealized gain (loss)	3.37	4.94	(12.38)	2.92	3.14
Total from investment operations	3.22	4.88	(12.53)	2.60	2.89
Distributions from net realized gain	-	-	(3.22)	(1.86)	(3.18)
Net asset value, end of period	$ 18.15	$ 14.93	$ 10.05	$ 25.80	$ 25.06
Total Return A, B	21.57%	48.56%	(55.43)%	11.08%	12.62%
Ratios to Average Net Assets D, F
Expenses before reductions	1.63%	1.59%	1.89%	1.91%	1.92%
Expenses net of fee waivers, if any	1.63%	1.59%	1.89%	1.91%	1.92%
Expenses net of all reductions	1.61%	1.57%	1.88%	1.90%	1.90%
Net investment income (loss)	(.90)%	(.51)%	(.78)%	(1.24)%	(1.07)%
Supplemental Data
Net assets, end of period (in millions)	$ 75	$ 131	$ 162	$ 621	$ 763
Portfolio turnover rate E	141%	244%	199%	101%	142%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 10.05	$ 25.82	$ 25.09	$ 25.38
Income from Investment Operations
Net investment income (loss) C	(.14)	(.06)	(.14)	(.30)	(.24)
Net realized and unrealized gain (loss)	3.36	4.94	(12.37)	2.91	3.14
Total from investment operations	3.22	4.88	(12.51)	2.61	2.90
Distributions from net realized gain	-	-	(3.26)	(1.88)	(3.19)
Net asset value, end of period	$ 18.15	$ 14.93	$ 10.05	$ 25.82	$ 25.09
Total Return A, B	21.57%	48.56%	(55.39)%	11.13%	12.66%
Ratios to Average Net Assets D, F
Expenses before reductions	1.60%	1.58%	1.85%	1.86%	1.86%
Expenses net of fee waivers, if any	1.60%	1.58%	1.85%	1.86%	1.86%
Expenses net of all reductions	1.58%	1.55%	1.84%	1.85%	1.84%
Net investment income (loss)	(.86)%	(.50)%	(.74)%	(1.19)%	(1.01)%
Supplemental Data
Net assets, end of period (in millions)	$ 189	$ 186	$ 161	$ 486	$ 525
Portfolio turnover rate E	141%	244%	199%	101%	142%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.40	$ 10.92	$ 27.81	$ 26.90	$ 27.04
Income from Investment Operations
Net investment income (loss) B	.04	.08	.07	(.04)	.02
Net realized and unrealized gain (loss)	3.69	5.40	(13.41)	3.11	3.35
Total from investment operations	3.73	5.48	(13.34)	3.07	3.37
Distributions from net investment income	(.08) F	-	-	-	-
Distributions from net realized gain	(.03) F	-	(3.55)	(2.16)	(3.51)
Total distributions	(.11)	-	(3.55)	(2.16)	(3.51)
Net asset value, end of period	$ 20.02	$ 16.40	$ 10.92	$ 27.81	$ 26.90
Total Return A	22.86%	50.18%	(54.92)%	12.29%	13.90%
Ratios to Average Net Assets C, E
Expenses before reductions	.54%	.50%	.79%	.80%	.78%
Expenses net of fee waivers, if any	.54%	.50%	.79%	.80%	.78%
Expenses net of all reductions	.52%	.47%	.77%	.80%	.76%
Net investment income (loss)	.20%	.59%	.32%	(.14)%	.07%
Supplemental Data
Net assets, end of period (in millions)	$ 354	$ 319	$ 267	$ 1,006	$ 804
Portfolio turnover rate D	141%	244%	199%	101%	142%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclasses.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 457,560
Gross unrealized depreciation	(48,811)
Net unrealized appreciation (depreciation)	$ 408,749

Tax Cost	$ 2,709,788

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	$ (1,426,171)
Net unrealized appreciation (depreciation)	$ 408,425

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 7,362	$ -

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,926,990 and $4,572,523, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional class of the Fund, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .27% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 2,286	$ 15
Class T	.25%	.25%	6,942	14
Class B	.75%	.25%	1,043	783
Class C	.75%	.25%	1,852	65
			$ 12,123	$ 877

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45
Class T	22
Class B*	79
Class C*	4
$ 150

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,623.29
Class T	2,950.21
Class B	323.31
Class C	514.28
Institutional Class	712.22
	$ 7,122

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment advisor. The commissions paid to these affiliated firms were $66 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,831.41%		$ 4

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit - continued

agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker dealer affiliated with the fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $731. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $573 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 1,569	$ -
Institutional Class	1,459	-
Total	$ 3,028	$ -
From net realized gain
Class A	$ 1,745	$ -
Class T	1,999	-
Institutional Class	590	-
Total	$ 4,334	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	9,565	15,216	$ 164,859	$ 189,063
Reinvestment of distributions	198	-	3,145	-
Shares redeemed	(18,100)	(25,351)	(307,931)	(311,426)
Net increase (decrease)	(8,337)	(10,135)	$ (139,927)	$ (122,363)
Class T
Shares sold	12,668	22,913	$ 219,338	$ 290,056
Reinvestment of distributions	121	-	1,943	-
Shares redeemed	(42,409)	(55,844)	(730,380)	(709,951)
Net increase (decrease)	(29,620)	(32,931)	$ (509,099)	$ (419,895)
Class B
Shares sold	208	422	$ 3,335	$ 5,022
Shares redeemed	(4,862)	(7,780)	(78,978)	(90,153)
Net increase (decrease)	(4,654)	(7,358)	$ (75,643)	$ (85,131)
Class C
Shares sold	838	827	$ 13,829	$ 10,154
Shares redeemed	(2,888)	(4,399)	(46,647)	(50,239)
Net increase (decrease)	(2,050)	(3,572)	$ (32,818)	$ (40,085)
Institutional Class
Shares sold	4,053	5,462	$ 71,645	$ 70,374
Reinvestment of distributions	112	-	1,850	-
Shares redeemed	(5,923)	(10,474)	(104,504)	(136,519)
Net increase (decrease)	(1,758)	(5,012)	$ (31,009)	$ (66,145)

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 21, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-
Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of dividends distributed during the fiscal years as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Mid Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

MC-UANN-0111
1.786695.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor ®
Mid Cap
Fund - Institutional Class

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	22.86%	1.24%	3.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Fund - Institutional Class on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Peter Saperstone, Portfolio Manager of Fidelity Advisor® Mid Cap Fund: For the year ending November 30, 2010, the fund's Institutional Class shares returned 22.86%, trailing the 26.31% return of the S&P MidCap 400® Index. Overall, weak security selection outweighed helpful sector positioning. For example, stock picking was negative in industrials, the pharmaceuticals/biotechnology/lifescience segment of health care and food/beverage/tobacco within consumer staples. The portfolio's cash weighting in a rising market also detracted. In financials, unfavorable stock selection in diversified financials and insurance mostly was offset by helpful underweightings in the lagging bank and insurance industries. On the positive side, positioning in consumer discretionary helped. The biggest individual detractor was International Game Technology, a weak-performing maker of casino gaming machines that I sold during the period. Other laggards included health-services and drug-distribution company McKesson and China-based telecommunications software maker AsiaInfo-Linkage, the latter of which was sold before period end. In contrast, German automaker Volkswagen was a big help, as was Las Vegas Sands, a global casino operator whose new Singapore casino outpaced expectations. All of these stocks were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	.85%
Actual		$ 1,000.00	$ 1,166.30	$ 4.62
HypotheticalA		$ 1,000.00	$ 1,020.81	$ 4.31
Class T	1.02%
Actual		$ 1,000.00	$ 1,165.80	$ 5.54
HypotheticalA		$ 1,000.00	$ 1,019.95	$ 5.17
Class B	1.60%
Actual		$ 1,000.00	$ 1,162.00	$ 8.67
HypotheticalA		$ 1,000.00	$ 1,017.05	$ 8.09
Class C	1.59%
Actual		$ 1,000.00	$ 1,162.70	$ 8.62
HypotheticalA		$ 1,000.00	$ 1,017.10	$ 8.04
Institutional Class	.53%
Actual		$ 1,000.00	$ 1,168.00	$ 2.88
HypotheticalA		$ 1,000.00	$ 1,022.41	$ 2.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Dollar General Corp.	4.4	2.5
MasterCard, Inc. Class A	3.9	3.7
McKesson Corp.	3.9	1.1
Fiserv, Inc.	3.9	4.1
Hasbro, Inc.	3.6	0.7
DIRECTV	3.6	3.1
Anheuser-Busch InBev SA NV	3.6	3.3
Weatherford International Ltd.	3.0	2.4
Volkswagen AG	2.9	2.0
Akamai Technologies, Inc.	2.4	1.8
	35.2
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	30.0	28.2
Information Technology	18.8	19.8
Industrials	12.0	11.6
Energy	10.4	7.3
Health Care	10.1	10.8
Asset Allocation (% of fund's net assets)
As of November 30, 2010 *		As of May 31, 2010 **
	Stocks and Investment Companies 98.2%		Stocks 97.8%
	Short-Term Investments and Net Other Assets 1.8%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	24.8%	**Foreign investments	20.6%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 24.9%
Diversified Consumer Services - 0.1%
Sotheby's Class A (ltd. vtg.)	64,400	$ 2,583
Hotels, Restaurants & Leisure - 6.1%
Betfair Group PLC	2,106,384	42,587
Las Vegas Sands Corp. (a)(d)	585,000	29,297
Pinnacle Entertainment, Inc. (a)	2,709,000	36,084
Starbucks Corp.	2,112,600	64,646
		172,614
Household Durables - 2.4%
Harman International Industries, Inc. (a)	1,558,760	67,946
Internet & Catalog Retail - 1.5%
Expedia, Inc.	1,654,646	43,567
Leisure Equipment & Products - 3.6%
Hasbro, Inc.	2,130,884	101,558
Media - 3.6%
DIRECTV (a)	2,431,561	100,983
Multiline Retail - 4.4%
Dollar General Corp. (d)	3,814,300	125,260
Specialty Retail - 2.2%
Abercrombie & Fitch Co. Class A	976,236	49,056
Monro Muffler Brake, Inc.	300,776	14,870
		63,926
Textiles, Apparel & Luxury Goods - 1.0%
Liz Claiborne, Inc. (a)(d)	4,000,000	29,240
TOTAL CONSUMER DISCRETIONARY		707,677
CONSUMER STAPLES - 5.9%
Beverages - 4.7%
Anheuser-Busch InBev SA NV	1,855,333	100,953
Coca-Cola Enterprises, Inc.	1,313,000	31,709
		132,662
Food Products - 1.0%
Want Want China Holdings Ltd.	33,341,000	28,725
Tobacco - 0.2%
Souza Cruz Industria Comerico	143,600	7,212
TOTAL CONSUMER STAPLES		168,599
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 10.4%
Energy Equipment & Services - 6.9%
Dresser-Rand Group, Inc. (a)	1,509,263	$ 57,246
SEACOR Holdings, Inc.	490,335	53,447
Weatherford International Ltd. (a)	4,161,700	84,940
		195,633
Oil, Gas & Consumable Fuels - 3.5%
EXCO Resources, Inc.	3,000,000	55,710
Southern Union Co.	1,885,498	44,517
		100,227
TOTAL ENERGY		295,860
FINANCIALS - 4.1%
Capital Markets - 1.9%
Ashmore Group PLC	10,000,000	52,894
Commercial Banks - 0.3%
CIT Group, Inc. (a)	172,700	6,815
Diversified Financial Services - 1.9%
Moody's Corp. (d)	1,631,446	43,772
NBH Holdings Corp. Class A (a)(f)	538,600	10,503
		54,275
TOTAL FINANCIALS		113,984
HEALTH CARE - 10.1%
Health Care Equipment & Supplies - 5.2%
Edwards Lifesciences Corp. (a)	800,000	53,088
Hill-Rom Holdings, Inc.	1,215,657	48,116
Hologic, Inc. (a)	2,767,700	45,390
		146,594
Health Care Providers & Services - 3.9%
McKesson Corp.	1,750,000	111,825
Life Sciences Tools & Services - 1.0%
Charles River Laboratories International, Inc. (a)(d)	900,200	29,392
TOTAL HEALTH CARE		287,811
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 12.0%
Commercial Services & Supplies - 4.2%
Higher One Holdings, Inc. (a)(d)	212,137	$ 4,298
Interface, Inc. Class A	525,643	7,590
Iron Mountain, Inc.	2,252,462	50,027
Republic Services, Inc.	2,000,000	56,280
		118,195
Construction & Engineering - 1.9%
Fluor Corp.	945,426	54,674
Machinery - 4.4%
Ingersoll-Rand Co. Ltd.	1,467,400	60,163
WABCO Holdings, Inc. (a)	1,301,778	64,698
		124,861
Road & Rail - 1.5%
All America Latina Logistica SA	4,687,500	43,595
TOTAL INDUSTRIALS		341,325
INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 3.6%
HTC Corp.	1,056,000	29,276
Juniper Networks, Inc. (a)	1,286,850	43,779
Tekelec (a)	2,379,056	29,381
		102,436
Electronic Equipment & Components - 0.1%
Trimble Navigation Ltd. (a)	50,000	1,862
Internet Software & Services - 3.4%
Akamai Technologies, Inc. (a)	1,305,500	68,134
eBay, Inc. (a)	948,000	27,615
		95,749
IT Services - 7.9%
Fiserv, Inc. (a)	2,000,000	110,600
Lender Processing Services, Inc.	100,000	3,077
MasterCard, Inc. Class A	472,067	111,894
		225,571
Semiconductors & Semiconductor Equipment - 0.9%
Teradyne, Inc. (a)	2,265,600	26,870
Software - 2.9%
Autonomy Corp. PLC (a)	1,078,300	22,355
Intuit, Inc. (a)	642,500	28,842
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Progress Software Corp. (a)	7,700	$ 297
Rovi Corp. (a)	563,600	31,094
		82,588
TOTAL INFORMATION TECHNOLOGY		535,076
MATERIALS - 2.1%
Chemicals - 0.1%
CF Industries Holdings, Inc.	23,800	2,874
Metals & Mining - 2.0%
Agnico-Eagle Mines Ltd. (Canada)	370,300	29,967
AngloGold Ashanti Ltd. sponsored ADR	583,300	27,316
		57,283
TOTAL MATERIALS		60,157
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 1.3%
Iridium Communications, Inc. (a)(d)(e)	3,566,720	33,313
Iridium Communications, Inc. warrants 2/14/13 (a)(e)	811,684	2,354
		35,667
Wireless Telecommunication Services - 2.4%
American Tower Corp. Class A (a)	543,086	27,464
NII Holdings, Inc. (a)	1,079,100	41,826
		69,290
TOTAL TELECOMMUNICATION SERVICES		104,957
TOTAL COMMON STOCKS (Cost $2,244,004)		2,615,446
Nonconvertible Preferred Stocks - 5.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 5.1%
Automobiles - 5.1%
Porsche Automobil Holding SE (d)	825,000	$ 62,027
Volkswagen AG	525,078	84,366
		146,393
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $97,071)		146,393
Investment Companies - 1.1%

Ashmore Global Opps Ltd. (e) (Cost $34,924)	4,179,276	32,933
Money Market Funds - 11.4%

Fidelity Cash Central Fund, 0.24% (b)	72,168,565	72,169
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	251,595,713	251,596
TOTAL MONEY MARKET FUNDS (Cost $323,765)		323,765
TOTAL INVESTMENT PORTFOLIO - 109.6% (Cost $2,699,764)		3,118,537
NET OTHER ASSETS (LIABILITIES) - (9.6)%		(273,969)
NET ASSETS - 100%		$ 2,844,568
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,503,000 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 255
Fidelity Securities Lending Cash Central Fund	731
Total	$ 986
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ashmore Global Opps Ltd.	$ 18,660	$ 9,270	$ -	$ 685	$ 32,933
Iridium Communications, Inc.*	33,513	588	1,600	-	35,667
Liz Claiborne, Inc.	24,485	9,593	22,374	-	-
Ruth's Hospitality Group, Inc.	-	5,872	7,331	-	-
Total	$ 76,658	$ 25,323	$ 31,305	$ 685	$ 68,600
* Includes Common Stock and Warrants.
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 854,070	$ 854,070	$ -	$ -
Consumer Staples	168,599	168,599	-	-
Energy	295,860	295,860	-	-
Financials	113,984	103,481	-	10,503
Health Care	287,811	287,811	-	-
Industrials	341,325	341,325	-	-
Information Technology	535,076	535,076	-	-
Materials	60,157	60,157	-	-
Telecommunication Services	104,957	104,957	-	-
Investment Companies	32,933	-	-	32,933
Money Market Funds	323,765	323,765	-	-
Total Investments in Securities:	$ 3,118,537	$ 3,075,101	$ -	$ 43,436
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Financials
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(623)
Cost of Purchases	5,120
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	6,006
Transfers out of Level 3	-
Ending Balance	$ 10,503
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ (623)
Investment Companies
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	5,003
Cost of Purchases	9,270
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	18,660
Transfers out of Level 3	-
Ending Balance	$ 32,933
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ 5,003

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	75.2%
Germany	5.1%
United Kingdom	4.2%
Belgium	3.6%
Switzerland	3.0%
Ireland	2.1%
Brazil	1.7%
Bailiwick of Guernsey	1.1%
Canada	1.0%
Taiwan	1.0%
Cayman Islands	1.0%
South Africa	1.0%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $1,426,171,000 of which $1,278,000,000 and $148,171,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $245,009) - See accompanying schedule: Unaffiliated issuers (cost $2,308,967)	$ 2,726,172
Fidelity Central Funds (cost $323,765)	323,765
Other affiliated issuers (cost $67,032)	68,600
Total Investments (cost $2,699,764)		$ 3,118,537
Receivable for investments sold		32,414
Receivable for fund shares sold		1,790
Dividends receivable		3,231
Distributions receivable from Fidelity Central Funds		51
Prepaid expenses		10
Other receivables		86
Total assets		3,156,119

Liabilities
Payable for investments purchased	$ 46,252
Payable for fund shares redeemed	11,092
Accrued management fee	688
Distribution and service plan fees payable	959
Other affiliated payables	626
Other payables and accrued expenses	338
Collateral on securities loaned, at value	251,596
Total liabilities		311,551

Net Assets		$ 2,844,568
Net Assets consist of:
Paid in capital		$ 3,862,315
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,436,196)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		418,449
Net Assets		$ 2,844,568

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($944,965 ÷ 49,159 shares)	$ 19.22

Maximum offering price per share (100/94.25 of $19.22)	$ 20.39
Class T: Net Asset Value and redemption price per share ($1,281,644 ÷ 66,029 shares)	$ 19.41

Maximum offering price per share (100/96.50 of $19.41)	$ 20.11
Class B: Net Asset Value and offering price per share ($74,620 ÷ 4,111 shares)A	$ 18.15

Class C: Net Asset Value and offering price per share ($189,240 ÷ 10,427 shares)A	$ 18.15

Institutional Class: Net Asset Value, offering price and redemption price per share ($354,099 ÷ 17,684 shares)	$ 20.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends (including $685 earned from other affiliated issuers)		$ 19,872
Income from Fidelity Central Funds		986
Total income		20,858

Expenses
Management fee Basic fee	$ 16,337
Performance adjustment	(8,354)
Transfer agent fees	7,122
Distribution and service plan fees	12,123
Accounting and security lending fees	912
Custodian fees and expenses	214
Independent trustees' compensation	17
Registration fees	115
Audit	60
Legal	19
Interest	4
Miscellaneous	42
Total expenses before reductions	28,611
Expense reductions	(574)	28,037
Net investment income (loss)		(7,179)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	452,906
Other affiliated issuers	8,935
Foreign currency transactions	(168)
Capital gain distributions from Fidelity Central Funds	12
Total net realized gain (loss)		461,685
Change in net unrealized appreciation (depreciation) on: Investment securities	124,341
Assets and liabilities in foreign currencies	(135)
Total change in net unrealized appreciation (depreciation)		124,206
Net gain (loss)		585,891
Net increase (decrease) in net assets resulting from operations		$ 578,712

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,179)	$ 3,088
Net realized gain (loss)	461,685	82,867
Change in net unrealized appreciation (depreciation)	124,206	1,039,875
Net increase (decrease) in net assets resulting from operations	578,712	1,125,830
Distributions to shareholders from net investment income	(3,028)	-
Distributions to shareholders from net realized gain	(4,334)	-
Total distributions	(7,362)	-
Share transactions - net increase (decrease)	(788,496)	(733,619)
Total increase (decrease) in net assets	(217,146)	392,211

Net Assets
Beginning of period	3,061,714	2,669,503
End of period (including accumulated net investment income of $0 and undistributed net investment income of $3,039, respectively)	$ 2,844,568	$ 3,061,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.75	$ 10.52	$ 26.93	$ 26.10	$ 26.31
Income from Investment Operations
Net investment income (loss) C	(.02)	.03	- G	(.12)	(.06)
Net realized and unrealized gain (loss)	3.55	5.20	(12.94)	3.02	3.26
Total from investment operations	3.53	5.23	(12.94)	2.90	3.20
Distributions from net investment income	(.03) H	-	-	-	-
Distributions from net realized gain	(.03) H	-	(3.47)	(2.07)	(3.41)
Total distributions	(.06)	-	(3.47)	(2.07)	(3.41)
Net asset value, end of period	$ 19.22	$ 15.75	$ 10.52	$ 26.93	$ 26.10
Total Return A, B	22.48%	49.71%	(55.09)%	11.97%	13.57%
Ratios to Average Net AssetsD, F
Expenses before reductions	.86%	.83%	1.10%	1.10%	1.10%
Expenses net of fee waivers, if any	.86%	.83%	1.10%	1.10%	1.10%
Expenses net of all reductions	.84%	.81%	1.08%	1.09%	1.08%
Net investment income (loss)	(.12)%	.25%	.01%	(.44)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$ 945	$ 906	$ 712	$ 1,850	$ 1,646
Portfolio turnover rate E	141%	244%	199%	101%	142%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.89	$ 10.64	$ 27.16	$ 26.31	$ 26.48
Income from Investment Operations
Net investment income (loss) C	(.05)	.01	(.03)	(.17)	(.10)
Net realized and unrealized gain (loss)	3.59	5.24	(13.08)	3.04	3.28
Total from investment operations	3.54	5.25	(13.11)	2.87	3.18
Distributions from net realized gain	(.02) G	-	(3.41)	(2.02)	(3.35)
Net asset value, end of period	$ 19.41	$ 15.89	$ 10.64	$ 27.16	$ 26.31
Total Return A, B	22.31%	49.34%	(55.14)%	11.73%	13.36%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.02%	1.28%	1.30%	1.28%
Expenses net of fee waivers, if any	1.03%	1.02%	1.28%	1.30%	1.28%
Expenses net of all reductions	1.01%	.99%	1.27%	1.29%	1.26%
Net investment income (loss)	(.30)%	.07%	(.17)%	(.63)%	(.43)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,282	$ 1,520	$ 1,368	$ 3,946	$ 4,055
Portfolio turnover rate E	141%	244%	199%	101%	142%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 10.05	$ 25.80	$ 25.06	$ 25.35
Income from Investment Operations
Net investment income (loss) C	(.15)	(.06)	(.15)	(.32)	(.25)
Net realized and unrealized gain (loss)	3.37	4.94	(12.38)	2.92	3.14
Total from investment operations	3.22	4.88	(12.53)	2.60	2.89
Distributions from net realized gain	-	-	(3.22)	(1.86)	(3.18)
Net asset value, end of period	$ 18.15	$ 14.93	$ 10.05	$ 25.80	$ 25.06
Total Return A, B	21.57%	48.56%	(55.43)%	11.08%	12.62%
Ratios to Average Net Assets D, F
Expenses before reductions	1.63%	1.59%	1.89%	1.91%	1.92%
Expenses net of fee waivers, if any	1.63%	1.59%	1.89%	1.91%	1.92%
Expenses net of all reductions	1.61%	1.57%	1.88%	1.90%	1.90%
Net investment income (loss)	(.90)%	(.51)%	(.78)%	(1.24)%	(1.07)%
Supplemental Data
Net assets, end of period (in millions)	$ 75	$ 131	$ 162	$ 621	$ 763
Portfolio turnover rate E	141%	244%	199%	101%	142%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 10.05	$ 25.82	$ 25.09	$ 25.38
Income from Investment Operations
Net investment income (loss) C	(.14)	(.06)	(.14)	(.30)	(.24)
Net realized and unrealized gain (loss)	3.36	4.94	(12.37)	2.91	3.14
Total from investment operations	3.22	4.88	(12.51)	2.61	2.90
Distributions from net realized gain	-	-	(3.26)	(1.88)	(3.19)
Net asset value, end of period	$ 18.15	$ 14.93	$ 10.05	$ 25.82	$ 25.09
Total Return A, B	21.57%	48.56%	(55.39)%	11.13%	12.66%
Ratios to Average Net Assets D, F
Expenses before reductions	1.60%	1.58%	1.85%	1.86%	1.86%
Expenses net of fee waivers, if any	1.60%	1.58%	1.85%	1.86%	1.86%
Expenses net of all reductions	1.58%	1.55%	1.84%	1.85%	1.84%
Net investment income (loss)	(.86)%	(.50)%	(.74)%	(1.19)%	(1.01)%
Supplemental Data
Net assets, end of period (in millions)	$ 189	$ 186	$ 161	$ 486	$ 525
Portfolio turnover rate E	141%	244%	199%	101%	142%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.40	$ 10.92	$ 27.81	$ 26.90	$ 27.04
Income from Investment Operations
Net investment income (loss) B	.04	.08	.07	(.04)	.02
Net realized and unrealized gain (loss)	3.69	5.40	(13.41)	3.11	3.35
Total from investment operations	3.73	5.48	(13.34)	3.07	3.37
Distributions from net investment income	(.08) F	-	-	-	-
Distributions from net realized gain	(.03) F	-	(3.55)	(2.16)	(3.51)
Total distributions	(.11)	-	(3.55)	(2.16)	(3.51)
Net asset value, end of period	$ 20.02	$ 16.40	$ 10.92	$ 27.81	$ 26.90
Total Return A	22.86%	50.18%	(54.92)%	12.29%	13.90%
Ratios to Average Net Assets C, E
Expenses before reductions	.54%	.50%	.79%	.80%	.78%
Expenses net of fee waivers, if any	.54%	.50%	.79%	.80%	.78%
Expenses net of all reductions	.52%	.47%	.77%	.80%	.76%
Net investment income (loss)	.20%	.59%	.32%	(.14)%	.07%
Supplemental Data
Net assets, end of period (in millions)	$ 354	$ 319	$ 267	$ 1,006	$ 804
Portfolio turnover rate D	141%	244%	199%	101%	142%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclasses.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 457,560
Gross unrealized depreciation	(48,811)
Net unrealized appreciation (depreciation)	$ 408,749

Tax Cost	$ 2,709,788

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Capital loss carryforward	$ (1,426,171)
Net unrealized appreciation (depreciation)	$ 408,425

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 7,362	$ -

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,926,990 and $4,572,523, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional class of the Fund, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .27% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 2,286	$ 15
Class T	.25%	.25%	6,942	14
Class B	.75%	.25%	1,043	783
Class C	.75%	.25%	1,852	65
			$ 12,123	$ 877

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45
Class T	22
Class B*	79
Class C*	4
$ 150

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,623.29
Class T	2,950.21
Class B	323.31
Class C	514.28
Institutional Class	712.22
	$ 7,122

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment advisor. The commissions paid to these affiliated firms were $66 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,831.41%		$ 4

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit - continued

agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker dealer affiliated with the fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $731. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $573 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 1,569	$ -
Institutional Class	1,459	-
Total	$ 3,028	$ -
From net realized gain
Class A	$ 1,745	$ -
Class T	1,999	-
Institutional Class	590	-
Total	$ 4,334	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	9,565	15,216	$ 164,859	$ 189,063
Reinvestment of distributions	198	-	3,145	-
Shares redeemed	(18,100)	(25,351)	(307,931)	(311,426)
Net increase (decrease)	(8,337)	(10,135)	$ (139,927)	$ (122,363)
Class T
Shares sold	12,668	22,913	$ 219,338	$ 290,056
Reinvestment of distributions	121	-	1,943	-
Shares redeemed	(42,409)	(55,844)	(730,380)	(709,951)
Net increase (decrease)	(29,620)	(32,931)	$ (509,099)	$ (419,895)
Class B
Shares sold	208	422	$ 3,335	$ 5,022
Shares redeemed	(4,862)	(7,780)	(78,978)	(90,153)
Net increase (decrease)	(4,654)	(7,358)	$ (75,643)	$ (85,131)
Class C
Shares sold	838	827	$ 13,829	$ 10,154
Shares redeemed	(2,888)	(4,399)	(46,647)	(50,239)
Net increase (decrease)	(2,050)	(3,572)	$ (32,818)	$ (40,085)
Institutional Class
Shares sold	4,053	5,462	$ 71,645	$ 70,374
Reinvestment of distributions	112	-	1,850	-
Shares redeemed	(5,923)	(10,474)	(104,504)	(136,519)
Net increase (decrease)	(1,758)	(5,012)	$ (31,009)	$ (66,145)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 21, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-
Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designate 80% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designate 69% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Mid Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

MCI-UANN-0111
1.786696.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Large Cap
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401K.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.01%	0.38%	-0.62%
Class T (incl. 3.50% sales charge)	6.24%	0.61%	-0.59%
Class B (incl. contingent deferred sales charge) A	4.55%	0.43%	-0.57%
Class C (incl. contingent deferred sales charge) B	8.59%	0.83%	-0.78%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Fund - Class A on November 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor® Large Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 10.36%, 10.09%, 9.55% and 9.59%, respectively (excluding sales charges), straddling the S&P 500. Security selection in industrials, particularly the capital goods group, and overweights in technology and consumer discretionary helped drive performance, as did positioning within energy. Detractors included an overweighting in financials - which more than offset good stock picking there - and security selection within health care and retailing. The biggest individual contributor was a large underweight in software and services giant Microsoft, which struggled due to concerns about its profit pools being under attack. Microsoft was not held at period end. An out-of-index stake in mortgage insurer MGIC Investment helped when the stock rebounded sharply. The fund also benefited from several auto-related investments that were not in the index - Volkswagen and Porsche Automobil Holding, as well as parts supplier Tenneco - all of which were helped by strong global demand. I've since sold Tenneco. The biggest individual detractor was an out-of-index position in point-of-care diagnostics firm Inverness Medical Innovations, renamed Alere, which reduced earnings guidance. An overweight in Bank of America hurt, as did a large position in financial services firm JPMorgan Chase.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.19%
Actual		$ 1,000.00	$ 1,076.10	$ 6.19
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.02
Class T	1.45%
Actual		$ 1,000.00	$ 1,075.00	$ 7.54
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.33
Class B	1.94%
Actual		$ 1,000.00	$ 1,072.30	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,015.34	$ 9.80
Class C	1.94%
Actual		$ 1,000.00	$ 1,071.90	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,015.34	$ 9.80
Institutional Class	.86%
Actual		$ 1,000.00	$ 1,078.30	$ 4.48
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	5.3	4.5
Exxon Mobil Corp.	4.7	3.9
JPMorgan Chase & Co.	4.6	3.9
Apple, Inc.	3.1	2.3
Chevron Corp.	2.9	2.8
Cisco Systems, Inc.	2.6	3.0
Bank of America Corp.	2.3	3.6
Pfizer, Inc.	2.2	2.4
Alere, Inc.	2.1	2.5
Ingersoll-Rand Co. Ltd.	2.1	1.9
	31.9
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.5	23.7
Financials	20.5	21.2
Energy	13.7	12.5
Health Care	13.0	13.8
Consumer Discretionary	12.8	11.2
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 99.8%		Stocks 100.0%
	Convertible Securities 0.0%		Convertible Securities 0.0%†
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.0%†
* Foreign investments	11.9%	** Foreign investments	9.9%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.1%
Automobiles - 0.3%
General Motors Co.	99,600	$ 3,406,320
Distributors - 0.0%
Li & Fung Ltd.	84,000	523,580
Hotels, Restaurants & Leisure - 0.2%
Denny's Corp. (a)	571,983	2,093,458
Household Durables - 0.9%
KB Home (e)	523,769	5,918,590
Lennar Corp. Class A	234,023	3,554,809
		9,473,399
Media - 2.6%
Comcast Corp. Class A (special) (non-vtg.)	790,772	15,000,945
Time Warner, Inc.	378,143	11,151,437
Viacom, Inc. Class B (non-vtg.)	74,700	2,825,901
		28,978,283
Multiline Retail - 1.6%
Big Lots, Inc. (a)	26,957	826,232
Nordstrom, Inc.	100,593	4,305,380
Target Corp.	212,514	12,100,547
		17,232,159
Specialty Retail - 5.0%
Best Buy Co., Inc.	160,584	6,860,148
CarMax, Inc. (a)	49,500	1,628,550
Hengdeli Holdings Ltd.	1,430,000	930,006
Home Depot, Inc.	296,015	8,942,613
Kingfisher PLC	230,600	842,806
Lowe's Companies, Inc.	538,244	12,218,139
Lumber Liquidators Holdings, Inc. (a)	153,700	3,618,098
Office Depot, Inc. (a)	670,921	2,918,506
Select Comfort Corp. (a)	283,187	2,489,214
Staples, Inc.	688,059	15,144,179
		55,592,259
Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands, Inc. (a)	130,219	3,535,446
Warnaco Group, Inc. (a)	39,039	2,102,250
		5,637,696
TOTAL CONSUMER DISCRETIONARY		122,937,154
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 6.5%
Beverages - 1.5%
PepsiCo, Inc.	207,837	$ 13,432,505
The Coca-Cola Co.	44,366	2,802,600
		16,235,105
Food & Staples Retailing - 1.2%
CVS Caremark Corp.	133,434	4,136,454
Drogasil SA	56,800	1,390,358
Walgreen Co.	234,316	8,165,913
		13,692,725
Food Products - 0.9%
Archer Daniels Midland Co.	82,407	2,388,979
Danone	90,411	5,294,964
Kellogg Co.	46,200	2,274,426
		9,958,369
Household Products - 1.5%
Colgate-Palmolive Co.	65,635	5,024,359
Kimberly-Clark Corp.	81,641	5,052,761
Procter & Gamble Co.	65,129	3,977,428
Reckitt Benckiser Group PLC	48,700	2,575,183
		16,629,731
Personal Products - 0.0%
Beiersdorf AG	9,200	534,026
Tobacco - 1.4%
Lorillard, Inc.	42,001	3,342,440
Philip Morris International, Inc.	212,105	12,066,653
		15,409,093
TOTAL CONSUMER STAPLES		72,459,049
ENERGY - 13.7%
Energy Equipment & Services - 3.0%
Baker Hughes, Inc.	125,247	6,532,884
Dresser-Rand Group, Inc. (a)	178,590	6,773,919
Helmerich & Payne, Inc.	25,910	1,175,278
Schlumberger Ltd.	90,821	7,024,096
Weatherford International Ltd. (a)	570,360	11,641,048
		33,147,225
Oil, Gas & Consumable Fuels - 10.7%
Amyris, Inc.	116,600	2,399,628
Chevron Corp.	394,870	31,972,624
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Daylight Energy Ltd.	122,900	$ 1,138,495
EXCO Resources, Inc.	271,902	5,049,220
Exxon Mobil Corp.	753,225	52,394,331
Marathon Oil Corp.	151,027	5,054,874
Occidental Petroleum Corp.	108,200	9,539,994
Pembina Pipeline Corp.	16,500	343,147
QEP Resources, Inc.	29,992	1,053,619
Southwestern Energy Co. (a)	85,712	3,102,774
Suncor Energy, Inc.	211,300	7,096,848
		119,145,554
TOTAL ENERGY		152,292,779
FINANCIALS - 20.5%
Capital Markets - 1.3%
Ashmore Group PLC	118,631	627,487
Bank of New York Mellon Corp.	164,299	4,434,430
Morgan Stanley	255,005	6,237,422
Northern Trust Corp.	53,538	2,692,961
		13,992,300
Commercial Banks - 9.0%
BB&T Corp.	572,868	13,290,538
CIT Group, Inc. (a)	25,000	986,500
Comerica, Inc.	59,600	2,174,804
PNC Financial Services Group, Inc.	77,677	4,182,906
Regions Financial Corp.	557,692	3,000,383
SunTrust Banks, Inc.	279,100	6,519,776
SVB Financial Group (a)	13,034	585,618
U.S. Bancorp, Delaware	447,761	10,647,757
Wells Fargo & Co.	2,171,704	59,092,063
		100,480,345
Diversified Financial Services - 8.8%
Bank of America Corp.	2,316,577	25,366,518
Citigroup, Inc. (a)	3,357,449	14,101,286
JPMorgan Chase & Co.	1,378,357	51,522,985
KKR Financial Holdings LLC	829,350	7,298,280
		98,289,069
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 0.7%
Genworth Financial, Inc. Class A (a)	465,121	$ 5,423,311
Lincoln National Corp.	85,548	2,042,886
		7,466,197
Thrifts & Mortgage Finance - 0.7%
MGIC Investment Corp. (a)	57,509	489,977
Radian Group, Inc.	952,322	6,751,963
		7,241,940
TOTAL FINANCIALS		227,469,851
HEALTH CARE - 13.0%
Biotechnology - 1.8%
Amgen, Inc. (a)	265,202	13,973,493
Gilead Sciences, Inc. (a)	29,900	1,091,350
SIGA Technologies, Inc. (a)	214,510	2,702,826
Vertex Pharmaceuticals, Inc. (a)	66,287	2,196,088
		19,963,757
Health Care Equipment & Supplies - 2.5%
Abiomed, Inc. (a)	41,400	475,272
Alere, Inc. (a)(e)	732,554	23,375,798
Meridian Bioscience, Inc. (e)	84,525	1,878,146
Zimmer Holdings, Inc. (a)	44,900	2,211,774
		27,940,990
Health Care Providers & Services - 1.6%
Accretive Health, Inc.	77,700	1,063,713
Emergency Medical Services Corp. Class A (a)	59,726	2,958,826
McKesson Corp.	116,070	7,416,873
Medco Health Solutions, Inc. (a)	102,630	6,293,272
		17,732,684
Health Care Technology - 0.2%
Allscripts-Misys Healthcare Solutions, Inc. (a)	135,442	2,377,007
Life Sciences Tools & Services - 0.4%
Pacific Biosciences of California, Inc.	38,400	483,840
PerkinElmer, Inc.	47,100	1,097,430
QIAGEN NV (a)	138,205	2,529,152
		4,110,422
Pharmaceuticals - 6.5%
Abbott Laboratories	167,625	7,796,239
Cardiome Pharma Corp. (a)	140,200	682,837
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Elan Corp. PLC sponsored ADR (a)	170,900	$ 880,135
Johnson & Johnson	313,560	19,299,618
Merck & Co., Inc.	551,680	19,016,410
Pfizer, Inc.	1,525,786	24,855,054
		72,530,293
TOTAL HEALTH CARE		144,655,153
INDUSTRIALS - 9.1%
Aerospace & Defense - 1.9%
AerCap Holdings NV (a)	155,701	2,022,556
Honeywell International, Inc.	299,322	14,879,297
Rockwell Collins, Inc.	38,600	2,163,916
The Boeing Co.	29,800	1,900,346
		20,966,115
Air Freight & Logistics - 0.3%
Air Lease Corp. Class A (a)(f)	80,200	1,644,100
FedEx Corp.	25,300	2,305,336
		3,949,436
Building Products - 0.9%
Lennox International, Inc.	104,035	4,576,500
Owens Corning (a)	201,825	5,310,016
		9,886,516
Commercial Services & Supplies - 0.1%
Covanta Holding Corp.	78,162	1,228,707
Electrical Equipment - 0.8%
Alstom SA	19,906	819,874
General Cable Corp. (a)	31,153	1,021,507
Regal-Beloit Corp.	41,200	2,513,200
Roper Industries, Inc.	61,385	4,444,888
Zumtobel AG	12,402	255,201
		9,054,670
Industrial Conglomerates - 1.3%
3M Co.	23,900	2,007,122
General Electric Co.	589,079	9,325,121
Koninklijke Philips Electronics NV unit	98,150	2,659,865
		13,992,108
Machinery - 3.0%
Dover Corp.	46,957	2,573,713
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co. Ltd.	558,826	$ 22,911,866
PACCAR, Inc.	57,966	3,122,049
WABCO Holdings, Inc. (a)	86,545	4,301,287
		32,908,915
Road & Rail - 0.4%
Union Pacific Corp.	45,274	4,079,640
Trading Companies & Distributors - 0.4%
Rush Enterprises, Inc. Class A (a)	62,178	1,092,467
Watsco, Inc.	2,197	132,413
WESCO International, Inc. (a)	76,712	3,660,697
		4,885,577
TOTAL INDUSTRIALS		100,951,684
INFORMATION TECHNOLOGY - 22.5%
Communications Equipment - 4.7%
Cisco Systems, Inc. (a)	1,508,984	28,912,133
Juniper Networks, Inc. (a)	220,060	7,486,441
QUALCOMM, Inc.	305,765	14,291,456
Research In Motion Ltd. (a)	21,900	1,354,515
		52,044,545
Computers & Peripherals - 4.2%
Apple, Inc. (a)	113,030	35,169,285
EMC Corp. (a)	411,683	8,847,068
Hewlett-Packard Co.	71,697	3,006,255
		47,022,608
Electronic Equipment & Components - 1.0%
Corning, Inc.	578,730	10,220,372
Fabrinet (a)	35,000	603,400
		10,823,772
Internet Software & Services - 2.1%
eBay, Inc. (a)	226,955	6,611,199
Google, Inc. Class A (a)	27,276	15,157,546
Rackspace Hosting, Inc. (a)	38,423	1,120,799
SciQuest, Inc.	70,138	940,551
		23,830,095
IT Services - 4.2%
Accenture PLC Class A	49,129	2,128,268
International Business Machines Corp.	87,331	12,353,843
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
MasterCard, Inc. Class A	66,100	$ 15,667,683
Paychex, Inc.	324,841	9,270,962
Visa, Inc. Class A	101,800	7,517,930
		46,938,686
Semiconductors & Semiconductor Equipment - 5.0%
ASM International NV unit (a)	136,946	3,392,152
ASML Holding NV	173,924	5,675,140
Ceva, Inc. (a)	92,575	2,147,740
KLA-Tencor Corp.	179,877	6,596,090
Lam Research Corp. (a)	209,298	9,487,478
NXP Semiconductors NV	289,065	3,636,438
Taiwan Semiconductor Manufacturing Co. Ltd.	1,260,679	2,612,570
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	490,840	5,276,530
Teradyne, Inc. (a)	958,106	11,363,137
Texas Instruments, Inc.	185,728	5,906,150
		56,093,425
Software - 1.3%
Adobe Systems, Inc. (a)	39,650	1,099,495
ANSYS, Inc. (a)	2,443	118,486
Autonomy Corp. PLC (a)	537,681	11,146,924
Nuance Communications, Inc. (a)	65,475	1,157,271
SuccessFactors, Inc. (a)	13,300	401,261
		13,923,437
TOTAL INFORMATION TECHNOLOGY		250,676,568
MATERIALS - 1.5%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	20,900	1,801,998
E.I. du Pont de Nemours & Co.	119,407	5,610,935
LyondellBasell Industries NV Class A (a)	136,545	3,988,479
Monsanto Co.	45,643	2,734,929
		14,136,341
Construction Materials - 0.0%
Eagle Materials, Inc.	22,186	551,544
Metals & Mining - 0.2%
Nucor Corp.	59,602	2,249,379
TOTAL MATERIALS		16,937,264
Common Stocks - continued
	Shares	Value
UTILITIES - 0.2%
Electric Utilities - 0.2%
PPL Corp.	83,095	$ 2,111,444
Multi-Utilities - 0.0%
Veolia Environnement sponsored ADR (e)	20,200	536,512
TOTAL UTILITIES		2,647,956
TOTAL COMMON STOCKS (Cost $1,095,272,213)		1,091,027,458
Nonconvertible Preferred Stocks - 1.7%

CONSUMER DISCRETIONARY - 1.7%
Automobiles - 1.7%
Porsche Automobil Holding SE	144,707	10,879,716
Volkswagen AG	49,581	7,966,369
		18,846,085
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $13,251,645)		18,846,085
Convertible Bonds - 0.0%
	Principal Amount
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp.:
6% 9/30/14 (d)(g)	$ 1,480,000	0
7.75% 6/1/15 (d)	3,200,000	0
TOTAL CONVERTIBLE BONDS (Cost $326,150)		0
Money Market Funds - 0.6%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c) (Cost $6,854,150)	6,854,150	$ 6,854,150
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,115,704,158)		1,116,727,693
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(4,521,961)
NET ASSETS - 100%		$ 1,112,205,732
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,644,100 or 0.1% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,335
Fidelity Securities Lending Cash Central Fund	49,583
Total	$ 51,918
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 141,783,239	$ 141,783,239	$ -	$ -
Consumer Staples	72,459,049	72,459,049	-	-
Energy	152,292,779	152,292,779	-	-
Financials	227,469,851	227,469,851	-	-
Health Care	144,655,153	144,655,153	-	-
Industrials	100,951,684	99,307,584	-	1,644,100
Information Technology	250,676,568	248,063,998	2,612,570	-
Materials	16,937,264	16,937,264	-	-
Utilities	2,647,956	2,647,956	-	-
Corporate Bonds	-	-	-	-
Money Market Funds	6,854,150	6,854,150	-	-
Total Investments in Securities:	$ 1,116,727,693	$ 1,112,471,023	$ 2,612,570	$ 1,644,100
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 185,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(144,900)
Cost of Purchases	1,604,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,644,100
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ (144,900)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.1%
Ireland	2.4%
Netherlands	2.2%
Germany	1.7%
United Kingdom	1.4%
Switzerland	1.1%
Others (Individually Less Than 1%)	3.1%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $55,191,463 all of which will expire in fiscal 2016. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $6,670,704) - See accompanying schedule: Unaffiliated issuers (cost $1,108,850,008)	$ 1,109,873,543
Fidelity Central Funds (cost $6,854,150)	6,854,150
Total Investments (cost $1,115,704,158)		$ 1,116,727,693
Cash		9,032
Receivable for investments sold		15,232,438
Receivable for fund shares sold		980,990
Dividends receivable		2,239,604
Distributions receivable from Fidelity Central Funds		1,852
Prepaid expenses		4,124
Other receivables		7,939
Total assets		1,135,203,672

Liabilities
Payable for investments purchased	$ 10,162,923
Payable for fund shares redeemed	4,580,276
Accrued management fee	546,615
Distribution and service plan fees payable	93,741
Notes payable	439,000
Other affiliated payables	248,377
Other payables and accrued expenses	72,858
Collateral on securities loaned, at value	6,854,150
Total liabilities		22,997,940

Net Assets		$ 1,112,205,732
Net Assets consist of:
Paid in capital		$ 1,188,385,382
Undistributed net investment income		5,816,833
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,022,987)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,026,504
Net Assets		$ 1,112,205,732

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($116,836,790 ÷ 6,998,525 shares)	$ 16.69

Maximum offering price per share (100/94.25 of $16.69)	$ 17.71
Class T: Net Asset Value and redemption price per share ($76,372,790 ÷ 4,592,846 shares)	$ 16.63

Maximum offering price per share (100/96.50 of $16.63)	$ 17.23
Class B: Net Asset Value and offering price per share ($17,534,796 ÷ 1,115,586 shares)A	$ 15.72

Class C: Net Asset Value and offering price per share ($25,162,172 ÷ 1,608,038 shares)A	$ 15.65

Institutional Class: Net Asset Value, offering price and redemption price per share ($876,299,184 ÷ 50,895,762 shares)	$ 17.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2010

Investment Income
Dividends		$ 17,337,437
Income from Fidelity Central Funds		51,918
Total income		17,389,355

Expenses
Management fee Basic fee	$ 6,384,578
Performance adjustment	423,763
Transfer agent fees	2,692,540
Distribution and service plan fees	1,146,854
Accounting and security lending fees	382,171
Custodian fees and expenses	225,117
Independent trustees' compensation	6,508
Registration fees	72,425
Audit	58,084
Legal	5,347
Interest	10,558
Miscellaneous	15,635
Total expenses before reductions	11,423,580
Expense reductions	(86,802)	11,336,778
Net investment income (loss)		6,052,577
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	169,779,465
Foreign currency transactions	(83,260)
Capital gain distributions from Fidelity Central Funds	454
Total net realized gain (loss)		169,696,659
Change in net unrealized appreciation (depreciation) on: Investment securities	(57,214,918)
Assets and liabilities in foreign currencies	16,660
Total change in net unrealized appreciation (depreciation)		(57,198,258)
Net gain (loss)		112,498,401
Net increase (decrease) in net assets resulting from operations		$ 118,550,978

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,052,577	$ 6,709,748
Net realized gain (loss)	169,696,659	71,059,915
Change in net unrealized appreciation (depreciation)	(57,198,258)	333,691,205
Net increase (decrease) in net assets resulting from operations	118,550,978	411,460,868
Distributions to shareholders from net investment income	(6,991,048)	(10,053,467)
Share transactions - net increase (decrease)	(170,044,344)	(66,797,435)
Total increase (decrease) in net assets	(58,484,414)	334,609,966

Net Assets
Beginning of period	1,170,690,146	836,080,180
End of period (including undistributed net investment income of $5,816,833 and undistributed net investment income of $6,882,305, respectively)	$ 1,112,205,732	$ 1,170,690,146

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.19	$ 10.13	$ 20.95	$ 18.65	$ 16.55
Income from Investment Operations
Net investment income (loss) C	.05	.06	.11	.08	.05
Net realized and unrealized gain (loss)	1.52	5.08	(9.79)	2.25	2.05
Total from investment operations	1.57	5.14	(9.68)	2.33	2.10
Distributions from net investment income	(.07)	(.08)	(.06)	(.03)	-
Distributions from net realized gain	-	-	(1.08)	-	-
Total distributions	(.07)	(.08)	(1.14)	(.03)	-
Net asset value, end of period	$ 16.69	$ 15.19	$ 10.13	$ 20.95	$ 18.65
Total Return A, B	10.36%	51.10%	(48.83)%	12.49%	12.69%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.16%	1.12%	1.18%	1.22%
Expenses net of fee waivers, if any	1.22%	1.16%	1.12%	1.18%	1.22%
Expenses net of all reductions	1.21%	1.15%	1.11%	1.17%	1.20%
Net investment income (loss)	.31%	.49%	.65%	.37%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 116,837	$ 112,450	$ 85,997	$ 184,296	$ 111,667
Portfolio turnover rate E	146%	185%	141%	117%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.14	$ 10.07	$ 20.80	$ 18.54	$ 16.49
Income from Investment Operations
Net investment income (loss) C	.01	.03	.07	.03	.02
Net realized and unrealized gain (loss)	1.52	5.06	(9.74)	2.23	2.03
Total from investment operations	1.53	5.09	(9.67)	2.26	2.05
Distributions from net investment income	(.04)	(.02)	-	-	-
Distributions from net realized gain	-	-	(1.06)	-	-
Total distributions	(.04)	(.02)	(1.06)	-	-
Net asset value, end of period	$ 16.63	$ 15.14	$ 10.07	$ 20.80	$ 18.54
Total Return A, B	10.09%	50.71%	(48.96)%	12.19%	12.43%
Ratios to Average Net Assets D, F
Expenses before reductions	1.47%	1.42%	1.38%	1.42%	1.41%
Expenses net of fee waivers, if any	1.47%	1.42%	1.38%	1.42%	1.41%
Expenses net of all reductions	1.47%	1.41%	1.37%	1.41%	1.40%
Net investment income (loss)	.06%	.23%	.40%	.13%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,373	$ 87,009	$ 67,701	$ 175,292	$ 152,145
Portfolio turnover rate E	146%	185%	141%	117%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.35	$ 9.57	$ 19.77	$ 17.71	$ 15.84
Income from Investment Operations
Net investment income (loss) C	(.07)	(.03)	(.02)	(.07)	(.08)
Net realized and unrealized gain (loss)	1.44	4.81	(9.26)	2.13	1.95
Total from investment operations	1.37	4.78	(9.28)	2.06	1.87
Distributions from net realized gain	-	-	(.92)	-	-
Net asset value, end of period	$ 15.72	$ 14.35	$ 9.57	$ 19.77	$ 17.71
Total Return A, B	9.55%	49.95%	(49.20)%	11.63%	11.81%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	1.91%	1.88%	1.94%	1.99%
Expenses net of fee waivers, if any	1.98%	1.91%	1.88%	1.94%	1.99%
Expenses net of all reductions	1.97%	1.90%	1.87%	1.93%	1.97%
Net investment income (loss)	(.45)%	(.26)%	(.10)%	(.39)%	(.48)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,535	$ 21,907	$ 19,561	$ 55,779	$ 69,399
Portfolio turnover rate E	146%	185%	141%	117%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 9.53	$ 19.73	$ 17.67	$ 15.80
Income from Investment Operations
Net investment income (loss) C	(.07)	(.03)	(.02)	(.07)	(.08)
Net realized and unrealized gain (loss)	1.44	4.78	(9.21)	2.13	1.95
Total from investment operations	1.37	4.75	(9.23)	2.06	1.87
Distributions from net realized gain	-	-	(.97)	-	-
Net asset value, end of period	$ 15.65	$ 14.28	$ 9.53	$ 19.73	$ 17.67
Total Return A, B	9.59%	49.84%	(49.17)%	11.66%	11.84%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	1.91%	1.87%	1.92%	1.97%
Expenses net of fee waivers, if any	1.97%	1.91%	1.87%	1.92%	1.97%
Expenses net of all reductions	1.96%	1.90%	1.86%	1.91%	1.96%
Net investment income (loss)	(.44)%	(.26)%	(.10)%	(.38)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,162	$ 24,650	$ 25,421	$ 49,262	$ 44,193
Portfolio turnover rate E	146%	185%	141%	117%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.65	$ 10.48	$ 21.62	$ 19.24	$ 17.04
Income from Investment Operations
Net investment income (loss) B	.11	.10	.16	.14	.11
Net realized and unrealized gain (loss)	1.57	5.22	(10.10)	2.33	2.11
Total from investment operations	1.68	5.32	(9.94)	2.47	2.22
Distributions from net investment income	(.11)	(.15)	(.12)	(.09)	(.02)
Distributions from net realized gain	-	-	(1.08)	-	-
Total distributions	(.11)	(.15)	(1.20)	(.09)	(.02)
Net asset value, end of period	$ 17.22	$ 15.65	$ 10.48	$ 21.62	$ 19.24
Total Return A	10.78%	51.54%	(48.66)%	12.87%	13.04%
Ratios to Average Net Assets C, E
Expenses before reductions	.88%	.84%	.80%	.85%	.88%
Expenses net of fee waivers, if any	.88%	.84%	.80%	.85%	.88%
Expenses net of all reductions	.87%	.83%	.79%	.84%	.86%
Net investment income (loss)	.65%	.82%	.98%	.70%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 876,299	$ 924,675	$ 637,400	$ 811,613	$ 509,612
Portfolio turnover rate D	146%	185%	141%	117%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 73,841,905
Gross unrealized depreciation	(97,742,117)
Net unrealized appreciation (depreciation)	$ (23,900,212)

Tax Cost	$ 1,140,627,905

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,943,099
Capital loss carryforward	$ (55,191,463)
Net unrealized appreciation (depreciation)	$ (23,897,243)

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 6,991,048	$ 10,053,467

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,649,167,439 and $1,822,159,212, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional class of the Fund, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 285,590	$ 1,426
Class T	.25%	.25%	407,756	2,335
Class B	.75%	.25%	200,608	151,217
Class C	.75%	.25%	252,900	20,077
			$ 1,146,854	$ 175,055

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 21,974
Class T	11,234
Class B*	30,811
Class C*	1,407
$ 65,426

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 348,125.30
Class T	252,567.31
Class B	62,321.31
Class C	76,995.30
Institutional Class	1,952,532.22
	$ 2,692,540

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $103,615 for the period.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,258,052.42%		$ 10,558

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,522 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $49,583. During the period, there were no securities loaned to FCM.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $86,802 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 498,690	$ 622,468
Class T	204,482	160,415
Institutional Class	6,287,876	9,270,584
Total	$ 6,991,048	$ 10,053,467

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	1,709,926	1,885,764	$ 27,380,120	$ 22,797,132
Reinvestment of distributions	29,876	57,989	462,888	576,409
Shares redeemed	(2,144,503)	(3,026,847)	(33,668,623)	(34,103,196)
Net increase (decrease)	(404,701)	(1,083,094)	$ (5,825,615)	$ (10,729,655)
Class T
Shares sold	683,867	1,256,410	$ 10,864,969	$ 15,197,545
Reinvestment of distributions	12,619	15,680	199,661	155,707
Shares redeemed	(1,852,068)	(2,245,035)	(29,597,944)	(26,216,218)
Net increase (decrease)	(1,155,582)	(972,945)	$ (18,533,314)	$ (10,862,966)
Class B
Shares sold	129,097	254,555	$ 1,938,743	$ 2,827,009
Shares redeemed	(540,548)	(771,372)	(8,128,827)	(8,254,555)
Net increase (decrease)	(411,451)	(516,817)	$ (6,190,084)	$ (5,427,546)
Class C
Shares sold	279,457	318,218	$ 4,239,029	$ 3,541,174
Shares redeemed	(397,426)	(1,260,469)	(5,941,188)	(12,264,213)
Net increase (decrease)	(117,969)	(942,251)	$ (1,702,159)	$ (8,723,039)
Institutional Class
Shares sold	11,529,300	8,350,638	$ 186,941,143	$ 95,605,932
Reinvestment of distributions	392,679	904,349	6,211,096	9,233,477
Shares redeemed	(20,113,524)	(10,979,748)	(330,945,411)	(135,893,638)
Net increase (decrease)	(8,191,545)	(1,724,761)	$ (137,793,172)	$ (31,054,229)

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of period, Fidelity Advisor Freedom 2020 Fund® and Fidelity Advisor Freedom 2030 Fund® were owners of records of approximately 11% and 11%, respectively, of the total outstanding shares of the Fund. The Fidelity Advisor Freedom Funds® were the owners of record, in the aggregate , of approximately 61% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/13/2010	12/10/2010	$0.056	$0.021
Class T	12/13/2010	12/10/2010	$0.004	$0.021

Class A and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Large Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Large Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

LC-UANN-0111
1.786691.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Large Cap
Fund - Institutional Class

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	10.78%	1.92%	0.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Fund - Institutional Class on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor® Large Cap Fund: For the year, the fund's Institutional Class shares returned 10.78%, topping the S&P 500. Security selection in industrials, particularly the capital goods group, and overweights in technology and consumer discretionary helped drive performance, as did positioning within energy. Detractors included an overweighting in financials - which more than offset good stock picking there - and security selection within health care and retailing. The biggest individual contributor was a large underweight in software and services giant Microsoft, which struggled due to concerns about its profit pools being under attack. Microsoft was not held at period end. An out-of-index stake in mortgage insurer MGIC Investment helped when the stock rebounded sharply. The fund also benefited from several auto-related investments that were not in the index - Volkswagen and Porsche Automobil Holding, as well as parts supplier Tenneco - all of which were helped by strong global demand. I've since sold Tenneco. The biggest individual detractor was an out-of-index position in point-of-care diagnostics firm Inverness Medical Innovations, renamed Alere, which reduced earnings guidance. An overweight in Bank of America hurt, as did a large position in financial services firm JPMorgan Chase.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.19%
Actual		$ 1,000.00	$ 1,076.10	$ 6.19
HypotheticalA		$ 1,000.00	$ 1,019.10	$ 6.02
Class T	1.45%
Actual		$ 1,000.00	$ 1,075.00	$ 7.54
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.33
Class B	1.94%
Actual		$ 1,000.00	$ 1,072.30	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,015.34	$ 9.80
Class C	1.94%
Actual		$ 1,000.00	$ 1,071.90	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,015.34	$ 9.80
Institutional Class	.86%
Actual		$ 1,000.00	$ 1,078.30	$ 4.48
HypotheticalA		$ 1,000.00	$ 1,020.76	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	5.3	4.5
Exxon Mobil Corp.	4.7	3.9
JPMorgan Chase & Co.	4.6	3.9
Apple, Inc.	3.1	2.3
Chevron Corp.	2.9	2.8
Cisco Systems, Inc.	2.6	3.0
Bank of America Corp.	2.3	3.6
Pfizer, Inc.	2.2	2.4
Alere, Inc.	2.1	2.5
Ingersoll-Rand Co. Ltd.	2.1	1.9
	31.9
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.5	23.7
Financials	20.5	21.2
Energy	13.7	12.5
Health Care	13.0	13.8
Consumer Discretionary	12.8	11.2
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 99.8%		Stocks 100.0%
	Convertible Securities 0.0%		Convertible Securities 0.0%†
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.0%†
* Foreign investments	11.9%	** Foreign investments	9.9%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.1%
Automobiles - 0.3%
General Motors Co.	99,600	$ 3,406,320
Distributors - 0.0%
Li & Fung Ltd.	84,000	523,580
Hotels, Restaurants & Leisure - 0.2%
Denny's Corp. (a)	571,983	2,093,458
Household Durables - 0.9%
KB Home (e)	523,769	5,918,590
Lennar Corp. Class A	234,023	3,554,809
		9,473,399
Media - 2.6%
Comcast Corp. Class A (special) (non-vtg.)	790,772	15,000,945
Time Warner, Inc.	378,143	11,151,437
Viacom, Inc. Class B (non-vtg.)	74,700	2,825,901
		28,978,283
Multiline Retail - 1.6%
Big Lots, Inc. (a)	26,957	826,232
Nordstrom, Inc.	100,593	4,305,380
Target Corp.	212,514	12,100,547
		17,232,159
Specialty Retail - 5.0%
Best Buy Co., Inc.	160,584	6,860,148
CarMax, Inc. (a)	49,500	1,628,550
Hengdeli Holdings Ltd.	1,430,000	930,006
Home Depot, Inc.	296,015	8,942,613
Kingfisher PLC	230,600	842,806
Lowe's Companies, Inc.	538,244	12,218,139
Lumber Liquidators Holdings, Inc. (a)	153,700	3,618,098
Office Depot, Inc. (a)	670,921	2,918,506
Select Comfort Corp. (a)	283,187	2,489,214
Staples, Inc.	688,059	15,144,179
		55,592,259
Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands, Inc. (a)	130,219	3,535,446
Warnaco Group, Inc. (a)	39,039	2,102,250
		5,637,696
TOTAL CONSUMER DISCRETIONARY		122,937,154
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 6.5%
Beverages - 1.5%
PepsiCo, Inc.	207,837	$ 13,432,505
The Coca-Cola Co.	44,366	2,802,600
		16,235,105
Food & Staples Retailing - 1.2%
CVS Caremark Corp.	133,434	4,136,454
Drogasil SA	56,800	1,390,358
Walgreen Co.	234,316	8,165,913
		13,692,725
Food Products - 0.9%
Archer Daniels Midland Co.	82,407	2,388,979
Danone	90,411	5,294,964
Kellogg Co.	46,200	2,274,426
		9,958,369
Household Products - 1.5%
Colgate-Palmolive Co.	65,635	5,024,359
Kimberly-Clark Corp.	81,641	5,052,761
Procter & Gamble Co.	65,129	3,977,428
Reckitt Benckiser Group PLC	48,700	2,575,183
		16,629,731
Personal Products - 0.0%
Beiersdorf AG	9,200	534,026
Tobacco - 1.4%
Lorillard, Inc.	42,001	3,342,440
Philip Morris International, Inc.	212,105	12,066,653
		15,409,093
TOTAL CONSUMER STAPLES		72,459,049
ENERGY - 13.7%
Energy Equipment & Services - 3.0%
Baker Hughes, Inc.	125,247	6,532,884
Dresser-Rand Group, Inc. (a)	178,590	6,773,919
Helmerich & Payne, Inc.	25,910	1,175,278
Schlumberger Ltd.	90,821	7,024,096
Weatherford International Ltd. (a)	570,360	11,641,048
		33,147,225
Oil, Gas & Consumable Fuels - 10.7%
Amyris, Inc.	116,600	2,399,628
Chevron Corp.	394,870	31,972,624
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Daylight Energy Ltd.	122,900	$ 1,138,495
EXCO Resources, Inc.	271,902	5,049,220
Exxon Mobil Corp.	753,225	52,394,331
Marathon Oil Corp.	151,027	5,054,874
Occidental Petroleum Corp.	108,200	9,539,994
Pembina Pipeline Corp.	16,500	343,147
QEP Resources, Inc.	29,992	1,053,619
Southwestern Energy Co. (a)	85,712	3,102,774
Suncor Energy, Inc.	211,300	7,096,848
		119,145,554
TOTAL ENERGY		152,292,779
FINANCIALS - 20.5%
Capital Markets - 1.3%
Ashmore Group PLC	118,631	627,487
Bank of New York Mellon Corp.	164,299	4,434,430
Morgan Stanley	255,005	6,237,422
Northern Trust Corp.	53,538	2,692,961
		13,992,300
Commercial Banks - 9.0%
BB&T Corp.	572,868	13,290,538
CIT Group, Inc. (a)	25,000	986,500
Comerica, Inc.	59,600	2,174,804
PNC Financial Services Group, Inc.	77,677	4,182,906
Regions Financial Corp.	557,692	3,000,383
SunTrust Banks, Inc.	279,100	6,519,776
SVB Financial Group (a)	13,034	585,618
U.S. Bancorp, Delaware	447,761	10,647,757
Wells Fargo & Co.	2,171,704	59,092,063
		100,480,345
Diversified Financial Services - 8.8%
Bank of America Corp.	2,316,577	25,366,518
Citigroup, Inc. (a)	3,357,449	14,101,286
JPMorgan Chase & Co.	1,378,357	51,522,985
KKR Financial Holdings LLC	829,350	7,298,280
		98,289,069
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 0.7%
Genworth Financial, Inc. Class A (a)	465,121	$ 5,423,311
Lincoln National Corp.	85,548	2,042,886
		7,466,197
Thrifts & Mortgage Finance - 0.7%
MGIC Investment Corp. (a)	57,509	489,977
Radian Group, Inc.	952,322	6,751,963
		7,241,940
TOTAL FINANCIALS		227,469,851
HEALTH CARE - 13.0%
Biotechnology - 1.8%
Amgen, Inc. (a)	265,202	13,973,493
Gilead Sciences, Inc. (a)	29,900	1,091,350
SIGA Technologies, Inc. (a)	214,510	2,702,826
Vertex Pharmaceuticals, Inc. (a)	66,287	2,196,088
		19,963,757
Health Care Equipment & Supplies - 2.5%
Abiomed, Inc. (a)	41,400	475,272
Alere, Inc. (a)(e)	732,554	23,375,798
Meridian Bioscience, Inc. (e)	84,525	1,878,146
Zimmer Holdings, Inc. (a)	44,900	2,211,774
		27,940,990
Health Care Providers & Services - 1.6%
Accretive Health, Inc.	77,700	1,063,713
Emergency Medical Services Corp. Class A (a)	59,726	2,958,826
McKesson Corp.	116,070	7,416,873
Medco Health Solutions, Inc. (a)	102,630	6,293,272
		17,732,684
Health Care Technology - 0.2%
Allscripts-Misys Healthcare Solutions, Inc. (a)	135,442	2,377,007
Life Sciences Tools & Services - 0.4%
Pacific Biosciences of California, Inc.	38,400	483,840
PerkinElmer, Inc.	47,100	1,097,430
QIAGEN NV (a)	138,205	2,529,152
		4,110,422
Pharmaceuticals - 6.5%
Abbott Laboratories	167,625	7,796,239
Cardiome Pharma Corp. (a)	140,200	682,837
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Elan Corp. PLC sponsored ADR (a)	170,900	$ 880,135
Johnson & Johnson	313,560	19,299,618
Merck & Co., Inc.	551,680	19,016,410
Pfizer, Inc.	1,525,786	24,855,054
		72,530,293
TOTAL HEALTH CARE		144,655,153
INDUSTRIALS - 9.1%
Aerospace & Defense - 1.9%
AerCap Holdings NV (a)	155,701	2,022,556
Honeywell International, Inc.	299,322	14,879,297
Rockwell Collins, Inc.	38,600	2,163,916
The Boeing Co.	29,800	1,900,346
		20,966,115
Air Freight & Logistics - 0.3%
Air Lease Corp. Class A (a)(f)	80,200	1,644,100
FedEx Corp.	25,300	2,305,336
		3,949,436
Building Products - 0.9%
Lennox International, Inc.	104,035	4,576,500
Owens Corning (a)	201,825	5,310,016
		9,886,516
Commercial Services & Supplies - 0.1%
Covanta Holding Corp.	78,162	1,228,707
Electrical Equipment - 0.8%
Alstom SA	19,906	819,874
General Cable Corp. (a)	31,153	1,021,507
Regal-Beloit Corp.	41,200	2,513,200
Roper Industries, Inc.	61,385	4,444,888
Zumtobel AG	12,402	255,201
		9,054,670
Industrial Conglomerates - 1.3%
3M Co.	23,900	2,007,122
General Electric Co.	589,079	9,325,121
Koninklijke Philips Electronics NV unit	98,150	2,659,865
		13,992,108
Machinery - 3.0%
Dover Corp.	46,957	2,573,713
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co. Ltd.	558,826	$ 22,911,866
PACCAR, Inc.	57,966	3,122,049
WABCO Holdings, Inc. (a)	86,545	4,301,287
		32,908,915
Road & Rail - 0.4%
Union Pacific Corp.	45,274	4,079,640
Trading Companies & Distributors - 0.4%
Rush Enterprises, Inc. Class A (a)	62,178	1,092,467
Watsco, Inc.	2,197	132,413
WESCO International, Inc. (a)	76,712	3,660,697
		4,885,577
TOTAL INDUSTRIALS		100,951,684
INFORMATION TECHNOLOGY - 22.5%
Communications Equipment - 4.7%
Cisco Systems, Inc. (a)	1,508,984	28,912,133
Juniper Networks, Inc. (a)	220,060	7,486,441
QUALCOMM, Inc.	305,765	14,291,456
Research In Motion Ltd. (a)	21,900	1,354,515
		52,044,545
Computers & Peripherals - 4.2%
Apple, Inc. (a)	113,030	35,169,285
EMC Corp. (a)	411,683	8,847,068
Hewlett-Packard Co.	71,697	3,006,255
		47,022,608
Electronic Equipment & Components - 1.0%
Corning, Inc.	578,730	10,220,372
Fabrinet (a)	35,000	603,400
		10,823,772
Internet Software & Services - 2.1%
eBay, Inc. (a)	226,955	6,611,199
Google, Inc. Class A (a)	27,276	15,157,546
Rackspace Hosting, Inc. (a)	38,423	1,120,799
SciQuest, Inc.	70,138	940,551
		23,830,095
IT Services - 4.2%
Accenture PLC Class A	49,129	2,128,268
International Business Machines Corp.	87,331	12,353,843
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
MasterCard, Inc. Class A	66,100	$ 15,667,683
Paychex, Inc.	324,841	9,270,962
Visa, Inc. Class A	101,800	7,517,930
		46,938,686
Semiconductors & Semiconductor Equipment - 5.0%
ASM International NV unit (a)	136,946	3,392,152
ASML Holding NV	173,924	5,675,140
Ceva, Inc. (a)	92,575	2,147,740
KLA-Tencor Corp.	179,877	6,596,090
Lam Research Corp. (a)	209,298	9,487,478
NXP Semiconductors NV	289,065	3,636,438
Taiwan Semiconductor Manufacturing Co. Ltd.	1,260,679	2,612,570
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	490,840	5,276,530
Teradyne, Inc. (a)	958,106	11,363,137
Texas Instruments, Inc.	185,728	5,906,150
		56,093,425
Software - 1.3%
Adobe Systems, Inc. (a)	39,650	1,099,495
ANSYS, Inc. (a)	2,443	118,486
Autonomy Corp. PLC (a)	537,681	11,146,924
Nuance Communications, Inc. (a)	65,475	1,157,271
SuccessFactors, Inc. (a)	13,300	401,261
		13,923,437
TOTAL INFORMATION TECHNOLOGY		250,676,568
MATERIALS - 1.5%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	20,900	1,801,998
E.I. du Pont de Nemours & Co.	119,407	5,610,935
LyondellBasell Industries NV Class A (a)	136,545	3,988,479
Monsanto Co.	45,643	2,734,929
		14,136,341
Construction Materials - 0.0%
Eagle Materials, Inc.	22,186	551,544
Metals & Mining - 0.2%
Nucor Corp.	59,602	2,249,379
TOTAL MATERIALS		16,937,264
Common Stocks - continued
	Shares	Value
UTILITIES - 0.2%
Electric Utilities - 0.2%
PPL Corp.	83,095	$ 2,111,444
Multi-Utilities - 0.0%
Veolia Environnement sponsored ADR (e)	20,200	536,512
TOTAL UTILITIES		2,647,956
TOTAL COMMON STOCKS (Cost $1,095,272,213)		1,091,027,458
Nonconvertible Preferred Stocks - 1.7%

CONSUMER DISCRETIONARY - 1.7%
Automobiles - 1.7%
Porsche Automobil Holding SE	144,707	10,879,716
Volkswagen AG	49,581	7,966,369
		18,846,085
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $13,251,645)		18,846,085
Convertible Bonds - 0.0%
	Principal Amount
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp.:
6% 9/30/14 (d)(g)	$ 1,480,000	0
7.75% 6/1/15 (d)	3,200,000	0
TOTAL CONVERTIBLE BONDS (Cost $326,150)		0
Money Market Funds - 0.6%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c) (Cost $6,854,150)	6,854,150	$ 6,854,150
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,115,704,158)		1,116,727,693
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(4,521,961)
NET ASSETS - 100%		$ 1,112,205,732
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,644,100 or 0.1% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,335
Fidelity Securities Lending Cash Central Fund	49,583
Total	$ 51,918
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 141,783,239	$ 141,783,239	$ -	$ -
Consumer Staples	72,459,049	72,459,049	-	-
Energy	152,292,779	152,292,779	-	-
Financials	227,469,851	227,469,851	-	-
Health Care	144,655,153	144,655,153	-	-
Industrials	100,951,684	99,307,584	-	1,644,100
Information Technology	250,676,568	248,063,998	2,612,570	-
Materials	16,937,264	16,937,264	-	-
Utilities	2,647,956	2,647,956	-	-
Corporate Bonds	-	-	-	-
Money Market Funds	6,854,150	6,854,150	-	-
Total Investments in Securities:	$ 1,116,727,693	$ 1,112,471,023	$ 2,612,570	$ 1,644,100
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 185,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(144,900)
Cost of Purchases	1,604,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,644,100
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2010	$ (144,900)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.1%
Ireland	2.4%
Netherlands	2.2%
Germany	1.7%
United Kingdom	1.4%
Switzerland	1.1%
Others (Individually Less Than 1%)	3.1%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $55,191,463 all of which will expire in fiscal 2016. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $6,670,704) - See accompanying schedule: Unaffiliated issuers (cost $1,108,850,008)	$ 1,109,873,543
Fidelity Central Funds (cost $6,854,150)	6,854,150
Total Investments (cost $1,115,704,158)		$ 1,116,727,693
Cash		9,032
Receivable for investments sold		15,232,438
Receivable for fund shares sold		980,990
Dividends receivable		2,239,604
Distributions receivable from Fidelity Central Funds		1,852
Prepaid expenses		4,124
Other receivables		7,939
Total assets		1,135,203,672

Liabilities
Payable for investments purchased	$ 10,162,923
Payable for fund shares redeemed	4,580,276
Accrued management fee	546,615
Distribution and service plan fees payable	93,741
Notes payable	439,000
Other affiliated payables	248,377
Other payables and accrued expenses	72,858
Collateral on securities loaned, at value	6,854,150
Total liabilities		22,997,940

Net Assets		$ 1,112,205,732
Net Assets consist of:
Paid in capital		$ 1,188,385,382
Undistributed net investment income		5,816,833
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,022,987)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,026,504
Net Assets		$ 1,112,205,732

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($116,836,790 ÷ 6,998,525 shares)	$ 16.69

Maximum offering price per share (100/94.25 of $16.69)	$ 17.71
Class T: Net Asset Value and redemption price per share ($76,372,790 ÷ 4,592,846 shares)	$ 16.63

Maximum offering price per share (100/96.50 of $16.63)	$ 17.23
Class B: Net Asset Value and offering price per share ($17,534,796 ÷ 1,115,586 shares)A	$ 15.72

Class C: Net Asset Value and offering price per share ($25,162,172 ÷ 1,608,038 shares)A	$ 15.65

Institutional Class: Net Asset Value, offering price and redemption price per share ($876,299,184 ÷ 50,895,762 shares)	$ 17.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2010

Investment Income
Dividends		$ 17,337,437
Income from Fidelity Central Funds		51,918
Total income		17,389,355

Expenses
Management fee Basic fee	$ 6,384,578
Performance adjustment	423,763
Transfer agent fees	2,692,540
Distribution and service plan fees	1,146,854
Accounting and security lending fees	382,171
Custodian fees and expenses	225,117
Independent trustees' compensation	6,508
Registration fees	72,425
Audit	58,084
Legal	5,347
Interest	10,558
Miscellaneous	15,635
Total expenses before reductions	11,423,580
Expense reductions	(86,802)	11,336,778
Net investment income (loss)		6,052,577
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	169,779,465
Foreign currency transactions	(83,260)
Capital gain distributions from Fidelity Central Funds	454
Total net realized gain (loss)		169,696,659
Change in net unrealized appreciation (depreciation) on: Investment securities	(57,214,918)
Assets and liabilities in foreign currencies	16,660
Total change in net unrealized appreciation (depreciation)		(57,198,258)
Net gain (loss)		112,498,401
Net increase (decrease) in net assets resulting from operations		$ 118,550,978

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,052,577	$ 6,709,748
Net realized gain (loss)	169,696,659	71,059,915
Change in net unrealized appreciation (depreciation)	(57,198,258)	333,691,205
Net increase (decrease) in net assets resulting from operations	118,550,978	411,460,868
Distributions to shareholders from net investment income	(6,991,048)	(10,053,467)
Share transactions - net increase (decrease)	(170,044,344)	(66,797,435)
Total increase (decrease) in net assets	(58,484,414)	334,609,966

Net Assets
Beginning of period	1,170,690,146	836,080,180
End of period (including undistributed net investment income of $5,816,833 and undistributed net investment income of $6,882,305, respectively)	$ 1,112,205,732	$ 1,170,690,146

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.19	$ 10.13	$ 20.95	$ 18.65	$ 16.55
Income from Investment Operations
Net investment income (loss) C	.05	.06	.11	.08	.05
Net realized and unrealized gain (loss)	1.52	5.08	(9.79)	2.25	2.05
Total from investment operations	1.57	5.14	(9.68)	2.33	2.10
Distributions from net investment income	(.07)	(.08)	(.06)	(.03)	-
Distributions from net realized gain	-	-	(1.08)	-	-
Total distributions	(.07)	(.08)	(1.14)	(.03)	-
Net asset value, end of period	$ 16.69	$ 15.19	$ 10.13	$ 20.95	$ 18.65
Total Return A, B	10.36%	51.10%	(48.83)%	12.49%	12.69%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.16%	1.12%	1.18%	1.22%
Expenses net of fee waivers, if any	1.22%	1.16%	1.12%	1.18%	1.22%
Expenses net of all reductions	1.21%	1.15%	1.11%	1.17%	1.20%
Net investment income (loss)	.31%	.49%	.65%	.37%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 116,837	$ 112,450	$ 85,997	$ 184,296	$ 111,667
Portfolio turnover rate E	146%	185%	141%	117%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.14	$ 10.07	$ 20.80	$ 18.54	$ 16.49
Income from Investment Operations
Net investment income (loss) C	.01	.03	.07	.03	.02
Net realized and unrealized gain (loss)	1.52	5.06	(9.74)	2.23	2.03
Total from investment operations	1.53	5.09	(9.67)	2.26	2.05
Distributions from net investment income	(.04)	(.02)	-	-	-
Distributions from net realized gain	-	-	(1.06)	-	-
Total distributions	(.04)	(.02)	(1.06)	-	-
Net asset value, end of period	$ 16.63	$ 15.14	$ 10.07	$ 20.80	$ 18.54
Total Return A, B	10.09%	50.71%	(48.96)%	12.19%	12.43%
Ratios to Average Net Assets D, F
Expenses before reductions	1.47%	1.42%	1.38%	1.42%	1.41%
Expenses net of fee waivers, if any	1.47%	1.42%	1.38%	1.42%	1.41%
Expenses net of all reductions	1.47%	1.41%	1.37%	1.41%	1.40%
Net investment income (loss)	.06%	.23%	.40%	.13%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,373	$ 87,009	$ 67,701	$ 175,292	$ 152,145
Portfolio turnover rate E	146%	185%	141%	117%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.35	$ 9.57	$ 19.77	$ 17.71	$ 15.84
Income from Investment Operations
Net investment income (loss) C	(.07)	(.03)	(.02)	(.07)	(.08)
Net realized and unrealized gain (loss)	1.44	4.81	(9.26)	2.13	1.95
Total from investment operations	1.37	4.78	(9.28)	2.06	1.87
Distributions from net realized gain	-	-	(.92)	-	-
Net asset value, end of period	$ 15.72	$ 14.35	$ 9.57	$ 19.77	$ 17.71
Total Return A, B	9.55%	49.95%	(49.20)%	11.63%	11.81%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	1.91%	1.88%	1.94%	1.99%
Expenses net of fee waivers, if any	1.98%	1.91%	1.88%	1.94%	1.99%
Expenses net of all reductions	1.97%	1.90%	1.87%	1.93%	1.97%
Net investment income (loss)	(.45)%	(.26)%	(.10)%	(.39)%	(.48)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,535	$ 21,907	$ 19,561	$ 55,779	$ 69,399
Portfolio turnover rate E	146%	185%	141%	117%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 9.53	$ 19.73	$ 17.67	$ 15.80
Income from Investment Operations
Net investment income (loss) C	(.07)	(.03)	(.02)	(.07)	(.08)
Net realized and unrealized gain (loss)	1.44	4.78	(9.21)	2.13	1.95
Total from investment operations	1.37	4.75	(9.23)	2.06	1.87
Distributions from net realized gain	-	-	(.97)	-	-
Net asset value, end of period	$ 15.65	$ 14.28	$ 9.53	$ 19.73	$ 17.67
Total Return A, B	9.59%	49.84%	(49.17)%	11.66%	11.84%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	1.91%	1.87%	1.92%	1.97%
Expenses net of fee waivers, if any	1.97%	1.91%	1.87%	1.92%	1.97%
Expenses net of all reductions	1.96%	1.90%	1.86%	1.91%	1.96%
Net investment income (loss)	(.44)%	(.26)%	(.10)%	(.38)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,162	$ 24,650	$ 25,421	$ 49,262	$ 44,193
Portfolio turnover rate E	146%	185%	141%	117%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.65	$ 10.48	$ 21.62	$ 19.24	$ 17.04
Income from Investment Operations
Net investment income (loss) B	.11	.10	.16	.14	.11
Net realized and unrealized gain (loss)	1.57	5.22	(10.10)	2.33	2.11
Total from investment operations	1.68	5.32	(9.94)	2.47	2.22
Distributions from net investment income	(.11)	(.15)	(.12)	(.09)	(.02)
Distributions from net realized gain	-	-	(1.08)	-	-
Total distributions	(.11)	(.15)	(1.20)	(.09)	(.02)
Net asset value, end of period	$ 17.22	$ 15.65	$ 10.48	$ 21.62	$ 19.24
Total Return A	10.78%	51.54%	(48.66)%	12.87%	13.04%
Ratios to Average Net Assets C, E
Expenses before reductions	.88%	.84%	.80%	.85%	.88%
Expenses net of fee waivers, if any	.88%	.84%	.80%	.85%	.88%
Expenses net of all reductions	.87%	.83%	.79%	.84%	.86%
Net investment income (loss)	.65%	.82%	.98%	.70%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 876,299	$ 924,675	$ 637,400	$ 811,613	$ 509,612
Portfolio turnover rate D	146%	185%	141%	117%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 73,841,905
Gross unrealized depreciation	(97,742,117)
Net unrealized appreciation (depreciation)	$ (23,900,212)

Tax Cost	$ 1,140,627,905

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,943,099
Capital loss carryforward	$ (55,191,463)
Net unrealized appreciation (depreciation)	$ (23,897,243)

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 6,991,048	$ 10,053,467

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,649,167,439 and $1,822,159,212, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional class of the Fund, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 285,590	$ 1,426
Class T	.25%	.25%	407,756	2,335
Class B	.75%	.25%	200,608	151,217
Class C	.75%	.25%	252,900	20,077
			$ 1,146,854	$ 175,055

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 21,974
Class T	11,234
Class B*	30,811
Class C*	1,407
$ 65,426

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 348,125.30
Class T	252,567.31
Class B	62,321.31
Class C	76,995.30
Institutional Class	1,952,532.22
	$ 2,692,540

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $103,615 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,258,052.42%		$ 10,558

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,522 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $49,583. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $86,802 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ 498,690	$ 622,468
Class T	204,482	160,415
Institutional Class	6,287,876	9,270,584
Total	$ 6,991,048	$ 10,053,467

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	1,709,926	1,885,764	$ 27,380,120	$ 22,797,132
Reinvestment of distributions	29,876	57,989	462,888	576,409
Shares redeemed	(2,144,503)	(3,026,847)	(33,668,623)	(34,103,196)
Net increase (decrease)	(404,701)	(1,083,094)	$ (5,825,615)	$ (10,729,655)
Class T
Shares sold	683,867	1,256,410	$ 10,864,969	$ 15,197,545
Reinvestment of distributions	12,619	15,680	199,661	155,707
Shares redeemed	(1,852,068)	(2,245,035)	(29,597,944)	(26,216,218)
Net increase (decrease)	(1,155,582)	(972,945)	$ (18,533,314)	$ (10,862,966)
Class B
Shares sold	129,097	254,555	$ 1,938,743	$ 2,827,009
Shares redeemed	(540,548)	(771,372)	(8,128,827)	(8,254,555)
Net increase (decrease)	(411,451)	(516,817)	$ (6,190,084)	$ (5,427,546)
Class C
Shares sold	279,457	318,218	$ 4,239,029	$ 3,541,174
Shares redeemed	(397,426)	(1,260,469)	(5,941,188)	(12,264,213)
Net increase (decrease)	(117,969)	(942,251)	$ (1,702,159)	$ (8,723,039)
Institutional Class
Shares sold	11,529,300	8,350,638	$ 186,941,143	$ 95,605,932
Reinvestment of distributions	392,679	904,349	6,211,096	9,233,477
Shares redeemed	(20,113,524)	(10,979,748)	(330,945,411)	(135,893,638)
Net increase (decrease)	(8,191,545)	(1,724,761)	$ (137,793,172)	$ (31,054,229)

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of period, Fidelity Advisor Freedom 2020 Fund® and Fidelity Advisor Freedom 2030 Fund® were owners of records of approximately 11% and 11%, respectively, of the total outstanding shares of the Fund. The Fidelity Advisor Freedom Funds® were the owners of record, in the aggregate , of approximately 61% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Inst Class	12/13/2010	12/10/2010	$0.108	$0.021

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Large Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Large Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

LCI-UANN-0111
1.786692.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Small Cap
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 Years
Class A (incl. 5.75% sales charge)	9.29%	3.97%	6.38%
Class T (incl. 3.50% sales charge)	11.66%	4.25%	6.41%
Class B (incl. contingent deferred sales charge) A	10.09%	4.12%	6.44%
Class C (incl. contingent deferred sales charge) B	14.11%	4.43%	6.23%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Class A on November 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from James Harmon, Portfolio Manager of Fidelity Advisor® Small Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 15.95%. 15.71%, 15.09% and 15.11%, respectively (excluding sales charges), significantly lagging the Russell 2000. The fund's U.S. holdings underperformed and its international investments also detracted, especially in the U.K., Germany and France, where currency fluctuations provided a head wind. On a sector basis, stock picking in industrials was a big negative, especially in capital goods and commercial/professional services. Technology hurt, primarily due to security selection in software/services and semiconductors. Weak stock picking and a big underweighting in consumer discretionary also hurt. In contrast, a large underweighting in financials helped, especially avoiding banks. Stock selection in consumer staples also boosted results. Individual detractors included weapons and space-systems manufacturer Alliant Techsystems; U.K.-based outsourcing specialist Babcock International Group; health-service provider Healthways; and bankruptcy and litigation consultant FTI Consulting. In contrast, Fidelity National Information Services, which sells software to banks and was not owned at period end, contributed, as did video-systems storage company Silicon Image. Most of the stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.40%
Actual		$ 1,000.00	$ 1,105.30	$ 7.39**
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.08**
Class T	1.63%
Actual		$ 1,000.00	$ 1,104.50	$ 8.60
HypotheticalA		$ 1,000.00	$ 1,016.90	$ 8.24
Class B	2.15%
Actual		$ 1,000.00	$ 1,101.20	$ 11.32**
HypotheticalA		$ 1,000.00	$ 1,014.29	$ 10.86**
Class C	2.15%
Actual		$ 1,000.00	$ 1,101.80	$ 11.33**
HypotheticalA		$ 1,000.00	$ 1,014.29	$ 10.86**
Institutional Class	1.12%
Actual		$ 1,000.00	$ 1,107.10	$ 5.92
HypotheticalA		$ 1,000.00	$ 1,019.45	$ 5.67

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** If changes to voluntary expense limitations, effective February 1, 2011, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.44%
Actual		$ 7.60
HypotheticalA		$ 7.28
Class B	2.20%
Actual		$ 11.59
HypotheticalA		$ 11.11
Class C	2.18%
Actual		$ 11.49
HypotheticalA		$ 11.01

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Alliant Techsystems, Inc.	2.9	3.1
Universal Health Services, Inc. Class B	2.7	2.6
ViaSat, Inc.	2.4	1.9
Babcock International Group PLC	2.2	1.8
Acxiom Corp.	2.1	2.3
Herbalife Ltd.	2.0	1.4
Cooper Companies, Inc.	1.9	0.9
TETRA Technologies, Inc.	1.9	1.8
HealthSouth Corp.	1.8	1.9
FTI Consulting, Inc.	1.8	2.3
	21.7
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.5	36.5
Industrials	19.5	24.5
Health Care	13.0	12.7
Consumer Discretionary	7.7	6.9
Consumer Staples	7.4	4.5
Asset Allocation (% of fund's net assets)
As of November 30, 2010 *		As of May 31, 2010 **
	Stocks 92.8%		Stocks 99.6%
	Short-Term Investments and Net Other Assets 7.2%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	20.3%	** Foreign investments	22.3%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.7%
Diversified Consumer Services - 0.6%
Best Bridal, Inc.	6,052	$ 5,858
Meiko Network Japan Co. Ltd. (e)	2,530,000	20,739
		26,597
Hotels, Restaurants & Leisure - 2.7%
AFC Enterprises, Inc. (a)(e)	2,545,930	33,810
Brinker International, Inc.	679,200	13,883
CEC Entertainment, Inc. (a)	508,657	19,085
Cracker Barrel Old Country Store, Inc.	517,500	27,252
Einstein Noah Restaurant Group, Inc. (a)(e)	1,354,629	17,312
Toridoll Corp. (d)	7,026	9,470
		120,812
Household Durables - 1.4%
Tupperware Brands Corp.	1,266,243	58,855
Internet & Catalog Retail - 0.0%
Toupargel-Agrigel	67,000	1,114
Leisure Equipment & Products - 0.7%
RC2 Corp. (a)(e)	1,440,662	31,911
Specialty Retail - 2.1%
Aeropostale, Inc. (a)	1,661,500	44,910
Charming Shoppes, Inc. (a)(e)	6,300,079	23,972
Gulliver International Co. Ltd. (d)	131,660	6,002
Jumbo SA	2,750,307	18,133
		93,017
Textiles, Apparel & Luxury Goods - 0.2%
Movado Group, Inc. (a)	540,000	6,480
Sanei-International Co. Ltd.	135,900	1,559
		8,039
TOTAL CONSUMER DISCRETIONARY		340,345
CONSUMER STAPLES - 7.4%
Food & Staples Retailing - 2.2%
BJ's Wholesale Club, Inc. (a)	1,059,200	48,522
Ingles Markets, Inc. Class A	225,000	4,196
PriceSmart, Inc.	1,239,938	41,625
The Pantry, Inc. (a)	80,988	1,663
		96,006
Food Products - 1.1%
TreeHouse Foods, Inc. (a)	994,084	49,386
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.0%
Spectrum Brands Holdings, Inc. (a)	1,581,300	$ 42,743
Personal Products - 3.1%
Atrium Innovations, Inc. (a)	1,197,000	16,359
Herbalife Ltd.	1,329,900	91,271
Prestige Brands Holdings, Inc. (a)(e)	2,680,006	31,544
		139,174
TOTAL CONSUMER STAPLES		327,309
ENERGY - 6.8%
Energy Equipment & Services - 4.8%
Natural Gas Services Group, Inc. (a)(e)	973,761	16,018
Superior Energy Services, Inc. (a)	1,810,200	60,443
TETRA Technologies, Inc. (a)(e)	7,505,996	82,566
Unit Corp. (a)	930,200	37,180
Vantage Drilling Co. (a)	10,459,608	18,409
		214,616
Oil, Gas & Consumable Fuels - 2.0%
Atlas Pipeline Holdings LP (e)	2,443,727	31,768
Atlas Pipeline Partners, LP	2,396,000	57,001
		88,769
TOTAL ENERGY		303,385
FINANCIALS - 4.1%
Capital Markets - 2.6%
AllianceBernstein Holding LP	1,685,500	38,699
Artio Global Investors, Inc. Class A	1,340,700	17,523
Gleacher & Co., Inc. (a)	5,242,051	13,158
Knight Capital Group, Inc. Class A (a)	3,462,800	45,501
		114,881
Insurance - 1.4%
Delphi Financial Group, Inc. Class A	981,416	25,203
Mercer Insurance Group, Inc. (e)	656,100	12,315
National Financial Partners Corp. (a)	2,051,471	24,125
		61,643
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.1%
Relo Holdings Corp.	239,600	$ 3,808
TOTAL FINANCIALS		180,332
HEALTH CARE - 13.0%
Health Care Equipment & Supplies - 3.3%
COLTENE Holding AG (e)	413,500	22,454
Cooper Companies, Inc.	1,581,400	84,605
Cutera, Inc. (a)(e)	1,284,550	9,005
Cynosure, Inc. Class A (a)(e)	733,468	6,953
Guerbet	125,000	10,814
Palomar Medical Technologies, Inc. (a)	869,880	10,830
		144,661
Health Care Providers & Services - 8.0%
AmSurg Corp. (a)(e)	2,305,267	42,371
Centene Corp. (a)	467,781	10,876
HealthSouth Corp. (a)	4,551,721	81,931
Healthways, Inc. (a)(e)	3,326,697	32,103
Molina Healthcare, Inc. (a)(e)	1,616,851	41,052
United Drug PLC (Ireland)	11,569,710	31,083
Universal Health Services, Inc. Class B	2,855,800	117,430
		356,846
Life Sciences Tools & Services - 0.4%
eResearchTechnology, Inc. (a)(e)	3,600,000	20,196
Pharmaceuticals - 1.3%
Meda AB (A Shares)	5,322,411	39,796
Vetoquinol SA	426,006	17,051
		56,847
TOTAL HEALTH CARE		578,550
INDUSTRIALS - 19.5%
Aerospace & Defense - 6.9%
Alliant Techsystems, Inc. (e)	1,745,496	129,005
Esterline Technologies Corp. (a)	1,332,581	78,462
Moog, Inc. Class A (a)	1,260,648	46,467
QinetiQ Group PLC	16,377,205	29,240
Teledyne Technologies, Inc. (a)	560,196	22,531
		305,705
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 1.1%
UTI Worldwide, Inc.	2,543,750	$ 48,967
Commercial Services & Supplies - 4.0%
Babcock International Group PLC	12,002,948	97,165
Prosegur Compania de Seguridad SA (Reg.)	290,839	16,239
Spice PLC (e)	24,301,570	26,362
The Geo Group, Inc. (a)	1,500,000	36,150
		175,916
Construction & Engineering - 1.1%
MasTec, Inc. (a)	2,343,483	33,582
Mirait Holdings Corp. (a)	2,072,700	14,242
		47,824
Industrial Conglomerates - 1.0%
DCC PLC (Ireland)	1,690,000	44,131
Machinery - 0.5%
John Bean Technologies Corp.	1,306,600	24,107
Professional Services - 4.9%
Benefit One, Inc. (e)	12,837	9,541
CBIZ, Inc. (a)(d)(e)	5,563,124	33,490
en-japan, Inc. (a)	7,140	9,010
FTI Consulting, Inc. (a)	2,229,800	79,470
Stantec, Inc. (a)	595,000	15,539
Towers Watson & Co.	1,057,973	53,110
VSE Corp. (e)	513,186	15,585
		215,745
TOTAL INDUSTRIALS		862,395
INFORMATION TECHNOLOGY - 32.5%
Communications Equipment - 3.8%
DG FastChannel, Inc. (a)(d)	1,266,531	31,955
Emulex Corp. (a)	2,266,400	25,656
Mitsui Knowledge Industry Co. Ltd.	19,962	3,182
Opnext, Inc. (a)	1,741,726	2,386
ViaSat, Inc. (a)(e)	2,536,804	104,922
		168,101
Electronic Equipment & Components - 5.0%
Benchmark Electronics, Inc. (a)(e)	3,178,800	51,083
Diploma PLC	3,807,367	16,580
Electro Scientific Industries, Inc. (a)(e)	1,733,990	25,906
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Insight Enterprises, Inc. (a)(e)	3,511,333	$ 44,278
PC Connection, Inc. (a)	1,079,276	9,735
Vishay Intertechnology, Inc. (a)	3,647,900	52,019
Vishay Precision Group, Inc. (a)(e)	1,230,606	20,613
		220,214
Internet Software & Services - 0.8%
Macromill, Inc. (d)	4,399	8,174
Perficient, Inc. (a)(e)	2,237,500	25,239
		33,413
IT Services - 12.7%
Acxiom Corp. (a)(e)	5,485,710	93,312
Broadridge Financial Solutions, Inc.	2,249,226	46,312
CACI International, Inc. Class A (a)	1,244,200	62,621
CGI Group, Inc. Class A (sub. vtg.) (a)	1,750,000	27,445
Convergys Corp. (a)	3,478,800	44,842
DST Systems, Inc.	226,113	9,691
Euronet Worldwide, Inc. (a)(e)	3,238,477	52,981
Groupe Steria SCA (e)	1,766,974	40,568
Integral Systems, Inc. (a)	724,427	6,607
MindTree Consulting Ltd.	834,563	9,145
Patni Computer Systems Ltd. sponsored ADR	1,166,133	24,046
Sopra Group SA	188,480	13,271
Syntel, Inc.	897,876	42,865
TNS, Inc. (a)(e)	2,615,300	50,266
WNS Holdings Ltd. sponsored ADR (a)(d)	3,441,306	41,640
		565,612
Semiconductors & Semiconductor Equipment - 4.2%
Axell Corp. (d)	202,100	4,714
centrotherm photovoltaics AG (a)(d)	630,321	22,006
Diodes, Inc. (a)	453,847	11,210
DSP Group, Inc. (a)(e)	1,977,465	15,128
GT Solar International, Inc. (a)(d)(e)	10,849,500	72,583
Manz Automation AG (a)(d)	95,241	5,309
Roth & Rau AG (a)	742,837	10,350
Rudolph Technologies, Inc. (a)	763,500	5,696
Shinkawa Ltd. (d)	223,700	2,334
Silicon Image, Inc. (a)(e)	4,923,495	37,763
		187,093
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - 6.0%
Deltek, Inc. (a)	2,013,575	$ 14,377
EPIQ Systems, Inc. (e)	3,242,369	41,308
Infotech Enterprises Ltd.	727,323	2,421
JDA Software Group, Inc. (a)(e)	2,811,297	74,232
NIIT Technologies Ltd. (e)	3,663,105	16,748
Progress Software Corp. (a)	1,774,601	68,446
S1 Corp. (a)(e)	3,057,080	19,382
Simplex Holdings, Inc.	5,915	2,834
SWORD Group (e)	636,565	20,183
Zensar Technologies Ltd.	1,953,511	6,874
		266,805
TOTAL INFORMATION TECHNOLOGY		1,441,238
MATERIALS - 1.3%
Chemicals - 0.0%
Fujikura Kasei Co., Ltd.	261,900	1,577
Metals & Mining - 1.3%
A.M. Castle & Co. (a)(e)	1,257,905	19,045
Medusa Mining Ltd.	299,626	1,866
Reliance Steel & Aluminum Co.	819,800	36,440
		57,351
TOTAL MATERIALS		58,928
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Premiere Global Services, Inc. (a)(e)	3,412,348	24,091
TOTAL COMMON STOCKS (Cost $3,595,772)		4,116,573
Money Market Funds - 8.3%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.24% (b)	313,429,716	$ 313,430
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	53,661,350	53,661
TOTAL MONEY MARKET FUNDS (Cost $367,091)		367,091
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $3,962,863)		4,483,664
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(48,596)
NET ASSETS - 100%		$ 4,435,068
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 378
Fidelity Securities Lending Cash Central Fund	1,450
Total	$ 1,828
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A.M. Castle & Co.	$ 16,479	$ -	$ -	$ -	$ 19,045
Acxiom Corp.	61,588	1,750	-	-	93,312
AFC Enterprises, Inc.	19,800	147	-	-	33,810
Alliant Techsystems, Inc.	144,241	15,510	9,270	-	129,005
AmSurg Corp.	47,742	-	-	-	42,371
Atlas Pipeline Holdings LP	-	15,819	1,197	127	31,768
Benchmark Electronics, Inc.	41,022	14,288	-	-	51,083
Benefit One, Inc.	6,615	2,685	-	323	9,541
CBIZ, Inc.	17,978	20,373	-	-	33,490
Charming Shoppes, Inc.	17,278	20,159	2,619	-	23,972
COLTENE Holding AG	21,985	-	461	1,027	22,454
Cutera, Inc.	11,587	-	-	-	9,005
Cynosure, Inc. Class A	4,301	3,003	-	-	6,953
Daimei Telecom Engineering Corp.	11,667	-	-	437	-
Diploma PLC	21,178	-	15,197	301	-
DSP Group, Inc.	7,227	5,529	-	-	15,128
Dynamex, Inc.	13,111	409	16,527	-	-
ebix.com, Inc.	34,474	-	47,556	-	-
Einstein Noah Restaurant Group, Inc.	-	16,889	-	-	17,312
Electro Scientific Industries, Inc.	17,066	-	218	-	25,906
EPIQ Systems, Inc.	41,989	-	-	227	41,308
eResearchTechnology, Inc.	21,240	-	-	-	20,196
Euronet Worldwide, Inc.	-	50,942	-	-	52,981
First Mercury Financial Corp.	14,719	-	18,484	2,385	-
Groupe Steria SCA	14,658	38,385	-	128	40,568
GT Solar International, Inc.	-	62,191	-	-	72,583
Guerbet	24,094	-	5,464	295	-
Healthways, Inc.	57,102	13	-	-	32,103
Insight Enterprises, Inc.	9,954	31,731	-	-	44,278
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Integral Systems, Inc.	$ 9,759	$ 2,663	$ 5,650	$ -	$ -
JDA Software Group, Inc.	-	72,365	-	-	74,232
Meiko Network Japan Co. Ltd.	12,072	4,786	-	541	20,739
Mercer Insurance Group, Inc.	11,272	-	-	230	12,315
Microtune, Inc.	9,062	-	14,965	-	-
Molina Healthcare, Inc.	-	44,377	-	-	41,052
Natural Gas Services Group, Inc.	21,157	-	4,695	-	16,018
NIIT Technologies Ltd.	-	14,988	-	384	16,748
Opnext, Inc.	12,228	-	8,094	-	-
Perficient, Inc.	10,744	8,422	-	-	25,239
Petroleum Development Corp.	26,688	-	38,319	-	-
Premiere Global Services, Inc.	18,309	7,962	-	-	24,091
Prestige Brands Holdings, Inc.	-	29,003	-	-	31,544
RC2 Corp.	-	25,803	-	-	31,911
S1 Corp.	-	18,300	-	-	19,382
Silicon Image, Inc.	14,722	-	4,439	-	37,763
Spice PLC	33,404	-	4,494	716	26,362
SWORD Group	9,811	12,995	-	464	20,183
TETRA Technologies, Inc.	77,762	-	-	-	82,566
TNS, Inc.	-	45,160	-	-	50,266
United Drug PLC (Ireland)	55,679	1,466	19,166	1,309	-
ViaSat, Inc.	77,753	-	-	-	104,922
Vishay Precision Group, Inc.	-	12,389	-	-	20,613
VSE Corp.	12,382	10,678	-	102	15,585
Total	$ 1,111,899	$ 611,180	$ 216,815	$ 8,996	$ 1,539,703
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.7%
United Kingdom	3.9%
Cayman Islands	2.4%
Japan	2.3%
France	2.3%
Ireland	1.7%
Canada	1.3%
India	1.3%
British Virgin Islands	1.1%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $49,807) - See accompanying schedule: Unaffiliated issuers (cost $2,133,063)	$ 2,576,870
Fidelity Central Funds (cost $367,091)	367,091
Other affiliated issuers (cost $1,462,709)	1,539,703
Total Investments (cost $3,962,863)		$ 4,483,664
Foreign currency held at value (cost $69)		69
Receivable for investments sold		25,084
Receivable for fund shares sold		4,624
Dividends receivable		2,448
Distributions receivable from Fidelity Central Funds		80
Prepaid expenses		15
Other receivables		87
Total assets		4,516,071

Liabilities
Payable for investments purchased	$ 11,089
Payable for fund shares redeemed	10,841
Accrued management fee	3,110
Distribution and service plan fees payable	1,241
Other affiliated payables	971
Other payables and accrued expenses	90
Collateral on securities loaned, at value	53,661
Total liabilities		81,003

Net Assets		$ 4,435,068
Net Assets consist of:
Paid in capital		$ 3,666,075
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		248,221
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		520,772
Net Assets		$ 4,435,068

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,500,902 ÷ 61,631.3 shares)	$ 24.35

Maximum offering price per share (100/94.25 of $24.35)	$ 25.84
Class T: Net Asset Value and redemption price per share ($1,356,190 ÷ 57,541.1 shares)	$ 23.57

Maximum offering price per share (100/96.50 of $23.57)	$ 24.42
Class B: Net Asset Value and offering price per share ($76,404 ÷ 3,526.7 shares) A	$ 21.66

Class C: Net Asset Value and offering price per share ($336,239 ÷ 15,377.7 shares) A	$ 21.87

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,165,333 ÷ 45,841.1 shares)	$ 25.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends (including $8,996 earned from other affiliated issuers)		$ 32,651
Income from Fidelity Central Funds		1,828
Total income		34,479

Expenses
Management fee Basic fee	$ 29,978
Performance adjustment	6,737
Transfer agent fees	10,368
Distribution and service plan fees	14,176
Accounting and security lending fees	1,095
Custodian fees and expenses	259
Independent trustees' compensation	23
Registration fees	193
Audit	91
Legal	18
Interest	1
Miscellaneous	56
Total expenses before reductions	62,995
Expense reductions	(941)	62,054
Net investment income (loss)		(27,575)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	480,526
Other affiliated issuers	(28,954)
Foreign currency transactions	1,109
Capital gain distributions from Fidelity Central Funds	3
Total net realized gain (loss)		452,684
Change in net unrealized appreciation (depreciation) on: Investment securities	188,088
Assets and liabilities in foreign currencies	(99)
Total change in net unrealized appreciation (depreciation)		187,989
Net gain (loss)		640,673
Net increase (decrease) in net assets resulting from operations		$ 613,098

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (27,575)	$ (8,475)
Net realized gain (loss)	452,684	(91,747)
Change in net unrealized appreciation (depreciation)	187,989	808,812
Net increase (decrease) in net assets resulting from operations	613,098	708,590
Distributions to shareholders from net investment income	-	(4,456)
Distributions to shareholders from net realized gain	-	(110,886)
Total distributions	-	(115,342)
Share transactions - net increase (decrease)	(42,478)	593,474
Total increase (decrease) in net assets	570,620	1,186,722

Net Assets
Beginning of period	3,864,448	2,677,726
End of period	$ 4,435,068	$ 3,864,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 21.00	$ 17.69	$ 25.12	$ 24.38	$ 26.65
Income from Investment Operations
Net investment income (loss) C	(.13)	(.03)	.06	.04	(.11)
Net realized and unrealized gain (loss)	3.48	4.09	(6.54)	2.61	2.37
Total from investment operations	3.35	4.06	(6.48)	2.65	2.26
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(.72)	(.95)	(1.91)	(4.53)
Total distributions	-	(.75)	(.95)	(1.91)	(4.53)
Net asset value, end of period	$ 24.35	$ 21.00	$ 17.69	$ 25.12	$ 24.38
Total Return A, B	15.95%	24.04%	(26.81)%	11.73%	9.62%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.53%	1.35%	1.31%	1.32%
Expenses net of fee waivers, if any	1.40%	1.40%	1.35%	1.31%	1.32%
Expenses net of all reductions	1.40%	1.40%	1.34%	1.30%	1.28%
Net investment income (loss)	(.58)%	(.16)%	.27%	.15%	(.46)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,501	$ 1,223	$ 802	$ 1,012	$ 805
Portfolio turnover rate E	43%	46%	98%	65%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.37	$ 17.20	$ 24.49	$ 23.86	$ 26.22
Income from Investment Operations
Net investment income (loss) C	(.18)	(.07)	.02	(.01)	(.15)
Net realized and unrealized gain (loss)	3.38	3.96	(6.36)	2.55	2.32
Total from investment operations	3.20	3.89	(6.34)	2.54	2.17
Distributions from net realized gain	-	(.72)	(.95)	(1.91)	(4.53)
Net asset value, end of period	$ 23.57	$ 20.37	$ 17.20	$ 24.49	$ 23.86
Total Return A, B	15.71%	23.69%	(26.93)%	11.51%	9.40%
Ratios to Average Net Assets D, F
Expenses before reductions	1.63%	1.74%	1.54%	1.50%	1.50%
Expenses net of fee waivers, if any	1.63%	1.65%	1.54%	1.50%	1.50%
Expenses net of all reductions	1.63%	1.65%	1.53%	1.49%	1.46%
Net investment income (loss)	(.81)%	(.41)%	.08%	(.04)%	(.64)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,356	$ 1,277	$ 1,020	$ 1,515	$ 1,521
Portfolio turnover rate E	43%	46%	98%	65%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 18.82	$ 16.02	$ 23.01	$ 22.65	$ 25.24
Income from Investment Operations
Net investment income (loss) C	(.27)	(.15)	(.10)	(.14)	(.28)
Net realized and unrealized gain (loss)	3.11	3.67	(5.94)	2.41	2.22
Total from investment operations	2.84	3.52	(6.04)	2.27	1.94
Distributions from net realized gain	-	(.72)	(.95)	(1.91)	(4.53)
Net asset value, end of period	$ 21.66	$ 18.82	$ 16.02	$ 23.01	$ 22.65
Total Return A, B	15.09%	23.10%	(27.38)%	10.88%	8.75%
Ratios to Average Net Assets D, F
Expenses before reductions	2.22%	2.31%	2.11%	2.09%	2.12%
Expenses net of fee waivers, if any	2.15%	2.15%	2.11%	2.09%	2.12%
Expenses net of all reductions	2.14%	2.15%	2.10%	2.08%	2.08%
Net investment income (loss)	(1.33)%	(.91)%	(.50)%	(.63)%	(1.26)%
Supplemental Data
Net assets, end of period (in millions)	$ 76	$ 89	$ 87	$ 159	$ 221
Portfolio turnover rate E	43%	46%	98%	65%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.00	$ 16.16	$ 23.20	$ 22.82	$ 25.39
Income from Investment Operations
Net investment income (loss) C	(.27)	(.15)	(.10)	(.14)	(.27)
Net realized and unrealized gain (loss)	3.14	3.71	(5.99)	2.43	2.23
Total from investment operations	2.87	3.56	(6.09)	2.29	1.96
Distributions from net realized gain	-	(.72)	(.95)	(1.91)	(4.53)
Net asset value, end of period	$ 21.87	$ 19.00	$ 16.16	$ 23.20	$ 22.82
Total Return A, B	15.11%	23.15%	(27.37)%	10.89%	8.78%
Ratios to Average Net Assets D, F
Expenses before reductions	2.18%	2.28%	2.10%	2.06%	2.07%
Expenses net of fee waivers, if any	2.15%	2.15%	2.10%	2.06%	2.07%
Expenses net of all reductions	2.14%	2.15%	2.09%	2.05%	2.04%
Net investment income (loss)	(1.33)%	(.91)%	(.48)%	(.60)%	(1.21)%
Supplemental Data
Net assets, end of period (in millions)	$ 336	$ 299	$ 214	$ 306	$ 311
Portfolio turnover rate E	43%	46%	98%	65%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 21.86	$ 18.42	$ 26.03	$ 25.19	$ 27.31
Income from Investment Operations
Net investment income (loss) B	(.07)	.02	.14	.12	(.03)
Net realized and unrealized gain (loss)	3.63	4.24	(6.80)	2.70	2.44
Total from investment operations	3.56	4.26	(6.66)	2.82	2.41
Distributions from net investment income	-	(.10)	-	-	-
Distributions from net realized gain	-	(.72)	(.95)	(1.98)	(4.53)
Total distributions	-	(.82)	(.95)	(1.98)	(4.53)
Net asset value, end of period	$ 25.42	$ 21.86	$ 18.42	$ 26.03	$ 25.19
Total Return A	16.29%	24.31%	(26.56)%	12.09%	9.99%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.21%	1.03%	.99%	.97%
Expenses net of fee waivers, if any	1.12%	1.15%	1.03%	.99%	.97%
Expenses net of all reductions	1.12%	1.15%	1.01%	.98%	.94%
Net investment income (loss)	(.30)%	.09%	.59%	.47%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,165	$ 977	$ 555	$ 600	$ 523
Portfolio turnover rate D	43%	46%	98%	65%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 851,796
Gross unrealized depreciation	(329,662)
Net unrealized appreciation (depreciation)	$ 522,134

Tax Cost	$ 3,961,530

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Undistributed long-term capital gain	$ 246,888
Net unrealized appreciation (depreciation)	$ 522,105

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ -	$ 4,456
Long-term Capital Gains	-	110,886
Total	$ -	$ 115,342

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,721,817 and $1,905,072, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .87% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,447	$ 79
Class T	.25%	.25%	6,680	5
Class B	.75%	.25%	845	635
Class C	.75%	.25%	3,204	565
			$ 14,176	$ 1,284

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 245
Class T	42
Class B*	191
Class C*	31
$ 509

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,883.28
Class T	2,971.22
Class B	263.31
Class C	881.28
Institutional Class	2,370.21
	$ 10,368

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $79 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,094.46%		$ 1

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,450 including five hundred thirty-nine dollars from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 561
Class B	2.15%	60
Class C	2.15%	111
		$ 732

Effective February 1, 2011 the expense limitation will be eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Expense Reductions - continued

certain expenses on behalf of the Fund totaling $208 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ -	$ 1,318
Institutional Class	-	3,138
Total	$ -	$ 4,456
From net realized gain
Class A	$ -	$ 32,720
Class T	-	42,759
Class B	-	3,845
Class C	-	9,625
Institutional Class	-	21,937
Total	$ -	$ 110,886

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	19,707	26,704	$ 444,735	$ 488,846
Reinvestment of distributions	-	1,871	-	31,200
Shares redeemed	(16,327)	(15,651)	(367,475)	(281,236)
Net increase (decrease)	3,380	12,924	$ 77,260	$ 238,810
Class T
Shares sold	13,751	19,780	$ 300,520	$ 349,640
Reinvestment of distributions	-	2,511	-	40,724
Shares redeemed	(18,871)	(18,952)	(412,437)	(333,206)
Net increase (decrease)	(5,120)	3,339	$ (111,917)	$ 57,158
Class B
Shares sold	525	1,274	$ 10,469	$ 20,831
Reinvestment of distributions	-	238	-	3,576
Shares redeemed	(1,701)	(2,214)	(34,286)	(35,351)
Net increase (decrease)	(1,176)	(702)	$ (23,817)	$ (10,944)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class C
Shares sold	3,193	5,215	$ 64,963	$ 86,117
Reinvestment of distributions	-	562	-	8,532
Shares redeemed	(3,553)	(3,286)	(72,009)	(53,557)
Net increase (decrease)	(360)	2,491	$ (7,046)	$ 41,092
Institutional Class
Shares sold	15,966	24,229	$ 373,958	$ 454,247
Reinvestment of distributions	-	1,179	-	20,426
Shares redeemed	(14,822)	(10,852)	(350,916)	(207,315)
Net increase (decrease)	1,144	14,556	$ 23,042	$ 267,358

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Name, Age; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust, or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008
Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (52)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/13/2010	12/10/2010	$-	$0.78
	01/10/2011	01/07/2011	$-	$0.55
Class T	12/13/2010	12/10/2010	$-	$0.78
	01/10/2011	01/07/2011	$-	$0.55
Class B	12/13/2010	12/10/2010	$-	$0.78
	01/10/2011	01/07/2011	$-	$0.55
Class C	12/13/2010	12/10/2010	$-	$0.78
	01/10/2011	01/07/2011	$-	$0.55

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2010 $255,741,069, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2009, the total expenses of each of Class C and Institutional Class ranked equal to its competitive median for 2009, and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ASCF-UANN-0111
1.786697.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Small Cap
Fund - Institutional Class

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	16.29%	5.53%	7.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Institutional Class on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from James Harmon, Portfolio Manager of Fidelity Advisor® Small Cap Fund: For the year, the fund's Institutional Class shares returned 16.29%, significantly lagging the Russell 2000. The fund's U.S. holdings underperformed and its international investments also detracted, especially in the U.K., Germany and France, where currency fluctuations provided a head wind. On a sector basis, stock picking in industrials was a big negative, especially in capital goods and commercial/professional services. Technology hurt, primarily due to security selection in software/services and semiconductors. Weak stock picking and a big underweighting in consumer discretionary also hurt. In contrast, a large underweighting in financials helped, especially avoiding banks. Stock selection in consumer staples also boosted results. Individual detractors included weapons and space-systems manufacturer Alliant Techsystems; U.K.-based outsourcing specialist Babcock International Group; health-service provider Healthways; and bankruptcy and litigation consultant FTI Consulting hampered results. In contrast, Fidelity National Information Services, which sells software to banks and was not owned at period end, contributed, as did video-systems storage company Silicon Image. Most of the stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.40%
Actual		$ 1,000.00	$ 1,105.30	$ 7.39**
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.08**
Class T	1.63%
Actual		$ 1,000.00	$ 1,104.50	$ 8.60
HypotheticalA		$ 1,000.00	$ 1,016.90	$ 8.24
Class B	2.15%
Actual		$ 1,000.00	$ 1,101.20	$ 11.32**
HypotheticalA		$ 1,000.00	$ 1,014.29	$ 10.86**
Class C	2.15%
Actual		$ 1,000.00	$ 1,101.80	$ 11.33**
HypotheticalA		$ 1,000.00	$ 1,014.29	$ 10.86**
Institutional Class	1.12%
Actual		$ 1,000.00	$ 1,107.10	$ 5.92
HypotheticalA		$ 1,000.00	$ 1,019.45	$ 5.67

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** If changes to voluntary expense limitations, effective February 1, 2011, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.44%
Actual		$ 7.60
HypotheticalA		$ 7.28
Class B	2.20%
Actual		$ 11.59
HypotheticalA		$ 11.11
Class C	2.18%
Actual		$ 11.49
HypotheticalA		$ 11.01

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Alliant Techsystems, Inc.	2.9	3.1
Universal Health Services, Inc. Class B	2.7	2.6
ViaSat, Inc.	2.4	1.9
Babcock International Group PLC	2.2	1.8
Acxiom Corp.	2.1	2.3
Herbalife Ltd.	2.0	1.4
Cooper Companies, Inc.	1.9	0.9
TETRA Technologies, Inc.	1.9	1.8
HealthSouth Corp.	1.8	1.9
FTI Consulting, Inc.	1.8	2.3
	21.7
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.5	36.5
Industrials	19.5	24.5
Health Care	13.0	12.7
Consumer Discretionary	7.7	6.9
Consumer Staples	7.4	4.5
Asset Allocation (% of fund's net assets)
As of November 30, 2010 *		As of May 31, 2010 **
	Stocks 92.8%		Stocks 99.6%
	Short-Term Investments and Net Other Assets 7.2%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	20.3%	** Foreign investments	22.3%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.7%
Diversified Consumer Services - 0.6%
Best Bridal, Inc.	6,052	$ 5,858
Meiko Network Japan Co. Ltd. (e)	2,530,000	20,739
		26,597
Hotels, Restaurants & Leisure - 2.7%
AFC Enterprises, Inc. (a)(e)	2,545,930	33,810
Brinker International, Inc.	679,200	13,883
CEC Entertainment, Inc. (a)	508,657	19,085
Cracker Barrel Old Country Store, Inc.	517,500	27,252
Einstein Noah Restaurant Group, Inc. (a)(e)	1,354,629	17,312
Toridoll Corp. (d)	7,026	9,470
		120,812
Household Durables - 1.4%
Tupperware Brands Corp.	1,266,243	58,855
Internet & Catalog Retail - 0.0%
Toupargel-Agrigel	67,000	1,114
Leisure Equipment & Products - 0.7%
RC2 Corp. (a)(e)	1,440,662	31,911
Specialty Retail - 2.1%
Aeropostale, Inc. (a)	1,661,500	44,910
Charming Shoppes, Inc. (a)(e)	6,300,079	23,972
Gulliver International Co. Ltd. (d)	131,660	6,002
Jumbo SA	2,750,307	18,133
		93,017
Textiles, Apparel & Luxury Goods - 0.2%
Movado Group, Inc. (a)	540,000	6,480
Sanei-International Co. Ltd.	135,900	1,559
		8,039
TOTAL CONSUMER DISCRETIONARY		340,345
CONSUMER STAPLES - 7.4%
Food & Staples Retailing - 2.2%
BJ's Wholesale Club, Inc. (a)	1,059,200	48,522
Ingles Markets, Inc. Class A	225,000	4,196
PriceSmart, Inc.	1,239,938	41,625
The Pantry, Inc. (a)	80,988	1,663
		96,006
Food Products - 1.1%
TreeHouse Foods, Inc. (a)	994,084	49,386
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.0%
Spectrum Brands Holdings, Inc. (a)	1,581,300	$ 42,743
Personal Products - 3.1%
Atrium Innovations, Inc. (a)	1,197,000	16,359
Herbalife Ltd.	1,329,900	91,271
Prestige Brands Holdings, Inc. (a)(e)	2,680,006	31,544
		139,174
TOTAL CONSUMER STAPLES		327,309
ENERGY - 6.8%
Energy Equipment & Services - 4.8%
Natural Gas Services Group, Inc. (a)(e)	973,761	16,018
Superior Energy Services, Inc. (a)	1,810,200	60,443
TETRA Technologies, Inc. (a)(e)	7,505,996	82,566
Unit Corp. (a)	930,200	37,180
Vantage Drilling Co. (a)	10,459,608	18,409
		214,616
Oil, Gas & Consumable Fuels - 2.0%
Atlas Pipeline Holdings LP (e)	2,443,727	31,768
Atlas Pipeline Partners, LP	2,396,000	57,001
		88,769
TOTAL ENERGY		303,385
FINANCIALS - 4.1%
Capital Markets - 2.6%
AllianceBernstein Holding LP	1,685,500	38,699
Artio Global Investors, Inc. Class A	1,340,700	17,523
Gleacher & Co., Inc. (a)	5,242,051	13,158
Knight Capital Group, Inc. Class A (a)	3,462,800	45,501
		114,881
Insurance - 1.4%
Delphi Financial Group, Inc. Class A	981,416	25,203
Mercer Insurance Group, Inc. (e)	656,100	12,315
National Financial Partners Corp. (a)	2,051,471	24,125
		61,643
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.1%
Relo Holdings Corp.	239,600	$ 3,808
TOTAL FINANCIALS		180,332
HEALTH CARE - 13.0%
Health Care Equipment & Supplies - 3.3%
COLTENE Holding AG (e)	413,500	22,454
Cooper Companies, Inc.	1,581,400	84,605
Cutera, Inc. (a)(e)	1,284,550	9,005
Cynosure, Inc. Class A (a)(e)	733,468	6,953
Guerbet	125,000	10,814
Palomar Medical Technologies, Inc. (a)	869,880	10,830
		144,661
Health Care Providers & Services - 8.0%
AmSurg Corp. (a)(e)	2,305,267	42,371
Centene Corp. (a)	467,781	10,876
HealthSouth Corp. (a)	4,551,721	81,931
Healthways, Inc. (a)(e)	3,326,697	32,103
Molina Healthcare, Inc. (a)(e)	1,616,851	41,052
United Drug PLC (Ireland)	11,569,710	31,083
Universal Health Services, Inc. Class B	2,855,800	117,430
		356,846
Life Sciences Tools & Services - 0.4%
eResearchTechnology, Inc. (a)(e)	3,600,000	20,196
Pharmaceuticals - 1.3%
Meda AB (A Shares)	5,322,411	39,796
Vetoquinol SA	426,006	17,051
		56,847
TOTAL HEALTH CARE		578,550
INDUSTRIALS - 19.5%
Aerospace & Defense - 6.9%
Alliant Techsystems, Inc. (e)	1,745,496	129,005
Esterline Technologies Corp. (a)	1,332,581	78,462
Moog, Inc. Class A (a)	1,260,648	46,467
QinetiQ Group PLC	16,377,205	29,240
Teledyne Technologies, Inc. (a)	560,196	22,531
		305,705
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 1.1%
UTI Worldwide, Inc.	2,543,750	$ 48,967
Commercial Services & Supplies - 4.0%
Babcock International Group PLC	12,002,948	97,165
Prosegur Compania de Seguridad SA (Reg.)	290,839	16,239
Spice PLC (e)	24,301,570	26,362
The Geo Group, Inc. (a)	1,500,000	36,150
		175,916
Construction & Engineering - 1.1%
MasTec, Inc. (a)	2,343,483	33,582
Mirait Holdings Corp. (a)	2,072,700	14,242
		47,824
Industrial Conglomerates - 1.0%
DCC PLC (Ireland)	1,690,000	44,131
Machinery - 0.5%
John Bean Technologies Corp.	1,306,600	24,107
Professional Services - 4.9%
Benefit One, Inc. (e)	12,837	9,541
CBIZ, Inc. (a)(d)(e)	5,563,124	33,490
en-japan, Inc. (a)	7,140	9,010
FTI Consulting, Inc. (a)	2,229,800	79,470
Stantec, Inc. (a)	595,000	15,539
Towers Watson & Co.	1,057,973	53,110
VSE Corp. (e)	513,186	15,585
		215,745
TOTAL INDUSTRIALS		862,395
INFORMATION TECHNOLOGY - 32.5%
Communications Equipment - 3.8%
DG FastChannel, Inc. (a)(d)	1,266,531	31,955
Emulex Corp. (a)	2,266,400	25,656
Mitsui Knowledge Industry Co. Ltd.	19,962	3,182
Opnext, Inc. (a)	1,741,726	2,386
ViaSat, Inc. (a)(e)	2,536,804	104,922
		168,101
Electronic Equipment & Components - 5.0%
Benchmark Electronics, Inc. (a)(e)	3,178,800	51,083
Diploma PLC	3,807,367	16,580
Electro Scientific Industries, Inc. (a)(e)	1,733,990	25,906
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Insight Enterprises, Inc. (a)(e)	3,511,333	$ 44,278
PC Connection, Inc. (a)	1,079,276	9,735
Vishay Intertechnology, Inc. (a)	3,647,900	52,019
Vishay Precision Group, Inc. (a)(e)	1,230,606	20,613
		220,214
Internet Software & Services - 0.8%
Macromill, Inc. (d)	4,399	8,174
Perficient, Inc. (a)(e)	2,237,500	25,239
		33,413
IT Services - 12.7%
Acxiom Corp. (a)(e)	5,485,710	93,312
Broadridge Financial Solutions, Inc.	2,249,226	46,312
CACI International, Inc. Class A (a)	1,244,200	62,621
CGI Group, Inc. Class A (sub. vtg.) (a)	1,750,000	27,445
Convergys Corp. (a)	3,478,800	44,842
DST Systems, Inc.	226,113	9,691
Euronet Worldwide, Inc. (a)(e)	3,238,477	52,981
Groupe Steria SCA (e)	1,766,974	40,568
Integral Systems, Inc. (a)	724,427	6,607
MindTree Consulting Ltd.	834,563	9,145
Patni Computer Systems Ltd. sponsored ADR	1,166,133	24,046
Sopra Group SA	188,480	13,271
Syntel, Inc.	897,876	42,865
TNS, Inc. (a)(e)	2,615,300	50,266
WNS Holdings Ltd. sponsored ADR (a)(d)	3,441,306	41,640
		565,612
Semiconductors & Semiconductor Equipment - 4.2%
Axell Corp. (d)	202,100	4,714
centrotherm photovoltaics AG (a)(d)	630,321	22,006
Diodes, Inc. (a)	453,847	11,210
DSP Group, Inc. (a)(e)	1,977,465	15,128
GT Solar International, Inc. (a)(d)(e)	10,849,500	72,583
Manz Automation AG (a)(d)	95,241	5,309
Roth & Rau AG (a)	742,837	10,350
Rudolph Technologies, Inc. (a)	763,500	5,696
Shinkawa Ltd. (d)	223,700	2,334
Silicon Image, Inc. (a)(e)	4,923,495	37,763
		187,093
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - 6.0%
Deltek, Inc. (a)	2,013,575	$ 14,377
EPIQ Systems, Inc. (e)	3,242,369	41,308
Infotech Enterprises Ltd.	727,323	2,421
JDA Software Group, Inc. (a)(e)	2,811,297	74,232
NIIT Technologies Ltd. (e)	3,663,105	16,748
Progress Software Corp. (a)	1,774,601	68,446
S1 Corp. (a)(e)	3,057,080	19,382
Simplex Holdings, Inc.	5,915	2,834
SWORD Group (e)	636,565	20,183
Zensar Technologies Ltd.	1,953,511	6,874
		266,805
TOTAL INFORMATION TECHNOLOGY		1,441,238
MATERIALS - 1.3%
Chemicals - 0.0%
Fujikura Kasei Co., Ltd.	261,900	1,577
Metals & Mining - 1.3%
A.M. Castle & Co. (a)(e)	1,257,905	19,045
Medusa Mining Ltd.	299,626	1,866
Reliance Steel & Aluminum Co.	819,800	36,440
		57,351
TOTAL MATERIALS		58,928
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Premiere Global Services, Inc. (a)(e)	3,412,348	24,091
TOTAL COMMON STOCKS (Cost $3,595,772)		4,116,573
Money Market Funds - 8.3%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.24% (b)	313,429,716	$ 313,430
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	53,661,350	53,661
TOTAL MONEY MARKET FUNDS (Cost $367,091)		367,091
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $3,962,863)		4,483,664
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(48,596)
NET ASSETS - 100%		$ 4,435,068
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 378
Fidelity Securities Lending Cash Central Fund	1,450
Total	$ 1,828
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A.M. Castle & Co.	$ 16,479	$ -	$ -	$ -	$ 19,045
Acxiom Corp.	61,588	1,750	-	-	93,312
AFC Enterprises, Inc.	19,800	147	-	-	33,810
Alliant Techsystems, Inc.	144,241	15,510	9,270	-	129,005
AmSurg Corp.	47,742	-	-	-	42,371
Atlas Pipeline Holdings LP	-	15,819	1,197	127	31,768
Benchmark Electronics, Inc.	41,022	14,288	-	-	51,083
Benefit One, Inc.	6,615	2,685	-	323	9,541
CBIZ, Inc.	17,978	20,373	-	-	33,490
Charming Shoppes, Inc.	17,278	20,159	2,619	-	23,972
COLTENE Holding AG	21,985	-	461	1,027	22,454
Cutera, Inc.	11,587	-	-	-	9,005
Cynosure, Inc. Class A	4,301	3,003	-	-	6,953
Daimei Telecom Engineering Corp.	11,667	-	-	437	-
Diploma PLC	21,178	-	15,197	301	-
DSP Group, Inc.	7,227	5,529	-	-	15,128
Dynamex, Inc.	13,111	409	16,527	-	-
ebix.com, Inc.	34,474	-	47,556	-	-
Einstein Noah Restaurant Group, Inc.	-	16,889	-	-	17,312
Electro Scientific Industries, Inc.	17,066	-	218	-	25,906
EPIQ Systems, Inc.	41,989	-	-	227	41,308
eResearchTechnology, Inc.	21,240	-	-	-	20,196
Euronet Worldwide, Inc.	-	50,942	-	-	52,981
First Mercury Financial Corp.	14,719	-	18,484	2,385	-
Groupe Steria SCA	14,658	38,385	-	128	40,568
GT Solar International, Inc.	-	62,191	-	-	72,583
Guerbet	24,094	-	5,464	295	-
Healthways, Inc.	57,102	13	-	-	32,103
Insight Enterprises, Inc.	9,954	31,731	-	-	44,278
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Integral Systems, Inc.	$ 9,759	$ 2,663	$ 5,650	$ -	$ -
JDA Software Group, Inc.	-	72,365	-	-	74,232
Meiko Network Japan Co. Ltd.	12,072	4,786	-	541	20,739
Mercer Insurance Group, Inc.	11,272	-	-	230	12,315
Microtune, Inc.	9,062	-	14,965	-	-
Molina Healthcare, Inc.	-	44,377	-	-	41,052
Natural Gas Services Group, Inc.	21,157	-	4,695	-	16,018
NIIT Technologies Ltd.	-	14,988	-	384	16,748
Opnext, Inc.	12,228	-	8,094	-	-
Perficient, Inc.	10,744	8,422	-	-	25,239
Petroleum Development Corp.	26,688	-	38,319	-	-
Premiere Global Services, Inc.	18,309	7,962	-	-	24,091
Prestige Brands Holdings, Inc.	-	29,003	-	-	31,544
RC2 Corp.	-	25,803	-	-	31,911
S1 Corp.	-	18,300	-	-	19,382
Silicon Image, Inc.	14,722	-	4,439	-	37,763
Spice PLC	33,404	-	4,494	716	26,362
SWORD Group	9,811	12,995	-	464	20,183
TETRA Technologies, Inc.	77,762	-	-	-	82,566
TNS, Inc.	-	45,160	-	-	50,266
United Drug PLC (Ireland)	55,679	1,466	19,166	1,309	-
ViaSat, Inc.	77,753	-	-	-	104,922
Vishay Precision Group, Inc.	-	12,389	-	-	20,613
VSE Corp.	12,382	10,678	-	102	15,585
Total	$ 1,111,899	$ 611,180	$ 216,815	$ 8,996	$ 1,539,703
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.7%
United Kingdom	3.9%
Cayman Islands	2.4%
Japan	2.3%
France	2.3%
Ireland	1.7%
Canada	1.3%
India	1.3%
British Virgin Islands	1.1%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $49,807) - See accompanying schedule: Unaffiliated issuers (cost $2,133,063)	$ 2,576,870
Fidelity Central Funds (cost $367,091)	367,091
Other affiliated issuers (cost $1,462,709)	1,539,703
Total Investments (cost $3,962,863)		$ 4,483,664
Foreign currency held at value (cost $69)		69
Receivable for investments sold		25,084
Receivable for fund shares sold		4,624
Dividends receivable		2,448
Distributions receivable from Fidelity Central Funds		80
Prepaid expenses		15
Other receivables		87
Total assets		4,516,071

Liabilities
Payable for investments purchased	$ 11,089
Payable for fund shares redeemed	10,841
Accrued management fee	3,110
Distribution and service plan fees payable	1,241
Other affiliated payables	971
Other payables and accrued expenses	90
Collateral on securities loaned, at value	53,661
Total liabilities		81,003

Net Assets		$ 4,435,068
Net Assets consist of:
Paid in capital		$ 3,666,075
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		248,221
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		520,772
Net Assets		$ 4,435,068

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,500,902 ÷ 61,631.3 shares)	$ 24.35

Maximum offering price per share (100/94.25 of $24.35)	$ 25.84
Class T: Net Asset Value and redemption price per share ($1,356,190 ÷ 57,541.1 shares)	$ 23.57

Maximum offering price per share (100/96.50 of $23.57)	$ 24.42
Class B: Net Asset Value and offering price per share ($76,404 ÷ 3,526.7 shares) A	$ 21.66

Class C: Net Asset Value and offering price per share ($336,239 ÷ 15,377.7 shares) A	$ 21.87

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,165,333 ÷ 45,841.1 shares)	$ 25.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends (including $8,996 earned from other affiliated issuers)		$ 32,651
Income from Fidelity Central Funds		1,828
Total income		34,479

Expenses
Management fee Basic fee	$ 29,978
Performance adjustment	6,737
Transfer agent fees	10,368
Distribution and service plan fees	14,176
Accounting and security lending fees	1,095
Custodian fees and expenses	259
Independent trustees' compensation	23
Registration fees	193
Audit	91
Legal	18
Interest	1
Miscellaneous	56
Total expenses before reductions	62,995
Expense reductions	(941)	62,054
Net investment income (loss)		(27,575)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	480,526
Other affiliated issuers	(28,954)
Foreign currency transactions	1,109
Capital gain distributions from Fidelity Central Funds	3
Total net realized gain (loss)		452,684
Change in net unrealized appreciation (depreciation) on: Investment securities	188,088
Assets and liabilities in foreign currencies	(99)
Total change in net unrealized appreciation (depreciation)		187,989
Net gain (loss)		640,673
Net increase (decrease) in net assets resulting from operations		$ 613,098

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (27,575)	$ (8,475)
Net realized gain (loss)	452,684	(91,747)
Change in net unrealized appreciation (depreciation)	187,989	808,812
Net increase (decrease) in net assets resulting from operations	613,098	708,590
Distributions to shareholders from net investment income	-	(4,456)
Distributions to shareholders from net realized gain	-	(110,886)
Total distributions	-	(115,342)
Share transactions - net increase (decrease)	(42,478)	593,474
Total increase (decrease) in net assets	570,620	1,186,722

Net Assets
Beginning of period	3,864,448	2,677,726
End of period	$ 4,435,068	$ 3,864,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 21.00	$ 17.69	$ 25.12	$ 24.38	$ 26.65
Income from Investment Operations
Net investment income (loss) C	(.13)	(.03)	.06	.04	(.11)
Net realized and unrealized gain (loss)	3.48	4.09	(6.54)	2.61	2.37
Total from investment operations	3.35	4.06	(6.48)	2.65	2.26
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(.72)	(.95)	(1.91)	(4.53)
Total distributions	-	(.75)	(.95)	(1.91)	(4.53)
Net asset value, end of period	$ 24.35	$ 21.00	$ 17.69	$ 25.12	$ 24.38
Total Return A, B	15.95%	24.04%	(26.81)%	11.73%	9.62%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.53%	1.35%	1.31%	1.32%
Expenses net of fee waivers, if any	1.40%	1.40%	1.35%	1.31%	1.32%
Expenses net of all reductions	1.40%	1.40%	1.34%	1.30%	1.28%
Net investment income (loss)	(.58)%	(.16)%	.27%	.15%	(.46)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,501	$ 1,223	$ 802	$ 1,012	$ 805
Portfolio turnover rate E	43%	46%	98%	65%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.37	$ 17.20	$ 24.49	$ 23.86	$ 26.22
Income from Investment Operations
Net investment income (loss) C	(.18)	(.07)	.02	(.01)	(.15)
Net realized and unrealized gain (loss)	3.38	3.96	(6.36)	2.55	2.32
Total from investment operations	3.20	3.89	(6.34)	2.54	2.17
Distributions from net realized gain	-	(.72)	(.95)	(1.91)	(4.53)
Net asset value, end of period	$ 23.57	$ 20.37	$ 17.20	$ 24.49	$ 23.86
Total Return A, B	15.71%	23.69%	(26.93)%	11.51%	9.40%
Ratios to Average Net Assets D, F
Expenses before reductions	1.63%	1.74%	1.54%	1.50%	1.50%
Expenses net of fee waivers, if any	1.63%	1.65%	1.54%	1.50%	1.50%
Expenses net of all reductions	1.63%	1.65%	1.53%	1.49%	1.46%
Net investment income (loss)	(.81)%	(.41)%	.08%	(.04)%	(.64)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,356	$ 1,277	$ 1,020	$ 1,515	$ 1,521
Portfolio turnover rate E	43%	46%	98%	65%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 18.82	$ 16.02	$ 23.01	$ 22.65	$ 25.24
Income from Investment Operations
Net investment income (loss) C	(.27)	(.15)	(.10)	(.14)	(.28)
Net realized and unrealized gain (loss)	3.11	3.67	(5.94)	2.41	2.22
Total from investment operations	2.84	3.52	(6.04)	2.27	1.94
Distributions from net realized gain	-	(.72)	(.95)	(1.91)	(4.53)
Net asset value, end of period	$ 21.66	$ 18.82	$ 16.02	$ 23.01	$ 22.65
Total Return A, B	15.09%	23.10%	(27.38)%	10.88%	8.75%
Ratios to Average Net Assets D, F
Expenses before reductions	2.22%	2.31%	2.11%	2.09%	2.12%
Expenses net of fee waivers, if any	2.15%	2.15%	2.11%	2.09%	2.12%
Expenses net of all reductions	2.14%	2.15%	2.10%	2.08%	2.08%
Net investment income (loss)	(1.33)%	(.91)%	(.50)%	(.63)%	(1.26)%
Supplemental Data
Net assets, end of period (in millions)	$ 76	$ 89	$ 87	$ 159	$ 221
Portfolio turnover rate E	43%	46%	98%	65%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.00	$ 16.16	$ 23.20	$ 22.82	$ 25.39
Income from Investment Operations
Net investment income (loss) C	(.27)	(.15)	(.10)	(.14)	(.27)
Net realized and unrealized gain (loss)	3.14	3.71	(5.99)	2.43	2.23
Total from investment operations	2.87	3.56	(6.09)	2.29	1.96
Distributions from net realized gain	-	(.72)	(.95)	(1.91)	(4.53)
Net asset value, end of period	$ 21.87	$ 19.00	$ 16.16	$ 23.20	$ 22.82
Total Return A, B	15.11%	23.15%	(27.37)%	10.89%	8.78%
Ratios to Average Net Assets D, F
Expenses before reductions	2.18%	2.28%	2.10%	2.06%	2.07%
Expenses net of fee waivers, if any	2.15%	2.15%	2.10%	2.06%	2.07%
Expenses net of all reductions	2.14%	2.15%	2.09%	2.05%	2.04%
Net investment income (loss)	(1.33)%	(.91)%	(.48)%	(.60)%	(1.21)%
Supplemental Data
Net assets, end of period (in millions)	$ 336	$ 299	$ 214	$ 306	$ 311
Portfolio turnover rate E	43%	46%	98%	65%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 21.86	$ 18.42	$ 26.03	$ 25.19	$ 27.31
Income from Investment Operations
Net investment income (loss) B	(.07)	.02	.14	.12	(.03)
Net realized and unrealized gain (loss)	3.63	4.24	(6.80)	2.70	2.44
Total from investment operations	3.56	4.26	(6.66)	2.82	2.41
Distributions from net investment income	-	(.10)	-	-	-
Distributions from net realized gain	-	(.72)	(.95)	(1.98)	(4.53)
Total distributions	-	(.82)	(.95)	(1.98)	(4.53)
Net asset value, end of period	$ 25.42	$ 21.86	$ 18.42	$ 26.03	$ 25.19
Total Return A	16.29%	24.31%	(26.56)%	12.09%	9.99%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.21%	1.03%	.99%	.97%
Expenses net of fee waivers, if any	1.12%	1.15%	1.03%	.99%	.97%
Expenses net of all reductions	1.12%	1.15%	1.01%	.98%	.94%
Net investment income (loss)	(.30)%	.09%	.59%	.47%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,165	$ 977	$ 555	$ 600	$ 523
Portfolio turnover rate D	43%	46%	98%	65%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 851,796
Gross unrealized depreciation	(329,662)
Net unrealized appreciation (depreciation)	$ 522,134

Tax Cost	$ 3,961,530

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ -
Undistributed long-term capital gain	$ 246,888
Net unrealized appreciation (depreciation)	$ 522,105

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ -	$ 4,456
Long-term Capital Gains	-	110,886
Total	$ -	$ 115,342

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,721,817 and $1,905,072, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .87% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,447	$ 79
Class T	.25%	.25%	6,680	5
Class B	.75%	.25%	845	635
Class C	.75%	.25%	3,204	565
			$ 14,176	$ 1,284

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 245
Class T	42
Class B*	191
Class C*	31
$ 509

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,883.28
Class T	2,971.22
Class B	263.31
Class C	881.28
Institutional Class	2,370.21
	$ 10,368

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $79 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,094.46%		$ 1

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,450 including five hundred thirty-nine dollars from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 561
Class B	2.15%	60
Class C	2.15%	111
		$ 732

Effective February 1, 2011 the expense limitation will be eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Expense Reductions - continued

certain expenses on behalf of the Fund totaling $208 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ -	$ 1,318
Institutional Class	-	3,138
Total	$ -	$ 4,456
From net realized gain
Class A	$ -	$ 32,720
Class T	-	42,759
Class B	-	3,845
Class C	-	9,625
Institutional Class	-	21,937
Total	$ -	$ 110,886

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	19,707	26,704	$ 444,735	$ 488,846
Reinvestment of distributions	-	1,871	-	31,200
Shares redeemed	(16,327)	(15,651)	(367,475)	(281,236)
Net increase (decrease)	3,380	12,924	$ 77,260	$ 238,810
Class T
Shares sold	13,751	19,780	$ 300,520	$ 349,640
Reinvestment of distributions	-	2,511	-	40,724
Shares redeemed	(18,871)	(18,952)	(412,437)	(333,206)
Net increase (decrease)	(5,120)	3,339	$ (111,917)	$ 57,158
Class B
Shares sold	525	1,274	$ 10,469	$ 20,831
Reinvestment of distributions	-	238	-	3,576
Shares redeemed	(1,701)	(2,214)	(34,286)	(35,351)
Net increase (decrease)	(1,176)	(702)	$ (23,817)	$ (10,944)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class C
Shares sold	3,193	5,215	$ 64,963	$ 86,117
Reinvestment of distributions	-	562	-	8,532
Shares redeemed	(3,553)	(3,286)	(72,009)	(53,557)
Net increase (decrease)	(360)	2,491	$ (7,046)	$ 41,092
Institutional Class
Shares sold	15,966	24,229	$ 373,958	$ 454,247
Reinvestment of distributions	-	1,179	-	20,426
Shares redeemed	(14,822)	(10,852)	(350,916)	(207,315)
Net increase (decrease)	1,144	14,556	$ 23,042	$ 267,358

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Name, Age; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust, or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008
Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (52)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/13/2010	12/10/2010	-	$0.78
	01/10/2011	01/07/2011	-	$0.55

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2010 $255,741,069, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2009, the total expenses of each of Class C and Institutional Class ranked equal to its competitive median for 2009, and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ASCFI-UANN-0111
1.786698.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Strategic Growth
Fund - Class A, Class T,
Class B and Class C

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	11.01%	1.76%	-2.15%
Class T (incl. 3.50% sales charge) C	13.40%	1.98%	-2.19%
Class B (incl. contingent deferred sale charge) A, C	11.90%	1.85%	-2.09%
Class C (incl. contingent deferred sales charge)B, C	16.01%	2.21%	-2.32%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to January 29, 2002, Fidelity Advisor® Strategic Growth Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Strategic Growth Fund - Class A on November 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity Advisor® Strategic Growth Fund: For the 12 months ending November 30, 2010, the fund's Class A, Class T, Class B and Class C shares returned 17.78%, 17.51%, 16.90% and 17.01%, respectively (excluding sales charges), while the Russell 1000® Growth Index advanced 14.04%. Strong stock selection within information technology, consumer discretionary and health care helped the most this period. Among consumer discretionary names, standouts included Tempur-Pedic International, a leader in premium bedding that enjoyed better-than-expected sales and earnings, and Sally Beauty Holdings, a retailer and distributor of beauty supplies that profited from the acquisition of new customers. In technology, Baidu, the top Chinese Internet search firm, rallied sharply as competition eased and the company's new ad keyword bidding system led to improved pricing. In health care, not owning some lagging index components, including Abbott Laboratories, proved helpful. Industrials and financials detracted from results. The biggest stock disappointments, however, were Inverness Medical Innovations (renamed Alere), a medical diagnostics company with slowing revenue growth, and Google, which ran into censorship problems in China.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.25%
Actual		$ 1,000.00	$ 1,145.10	$ 6.72
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,142.90	$ 8.06
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,141.90	$ 10.74
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,141.40	$ 10.74
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,146.90	$ 5.38
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.1	5.0
Exxon Mobil Corp.	6.1	2.5
Google, Inc. Class A	3.7	1.7
United Technologies Corp.	2.1	1.4
Amazon.com, Inc.	2.0	2.0
QUALCOMM, Inc.	1.8	0.6
The Coca-Cola Co.	1.7	1.2
Sally Beauty Holdings, Inc.	1.5	0.6
Tempur-Pedic International, Inc.	1.5	1.6
TJX Companies, Inc.	1.5	0.0
	28.0
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.5	34.6
Consumer Discretionary	16.9	11.8
Industrials	11.4	11.3
Energy	10.7	4.4
Health Care	9.4	14.0
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 99.8%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	11.4%	** Foreign investments	9.5%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 16.9%
Auto Components - 0.4%
Minth Group Ltd.	12,000	$ 20,245
TRW Automotive Holdings Corp. (a)	1,200	56,988
		77,233
Automobiles - 1.2%
Ford Motor Co. (a)(d)	10,200	162,588
General Motors Co.	1,800	61,560
Hyundai Motor Co.	124	18,472
		242,620
Household Durables - 2.3%
Beazer Homes USA, Inc. (a)(d)	7,700	32,032
iRobot Corp. (a)	2,200	44,660
Meritage Homes Corp. (a)	2,200	41,734
Ryland Group, Inc.	2,700	39,366
Tempur-Pedic International, Inc. (a)	8,300	291,413
		449,205
Internet & Catalog Retail - 3.0%
Amazon.com, Inc. (a)	2,300	403,420
Expedia, Inc.	3,500	92,155
Netflix, Inc. (a)	500	102,950
		598,525
Leisure Equipment & Products - 1.1%
Hasbro, Inc.	4,400	209,704
Media - 1.6%
DIRECTV (a)	4,000	166,120
The Walt Disney Co.	1,400	51,114
Virgin Media, Inc.	4,100	104,468
		321,702
Specialty Retail - 5.0%
DSW, Inc. Class A (a)	6,400	250,240
Sally Beauty Holdings, Inc. (a)(d)	21,700	298,375
TJX Companies, Inc.	6,300	287,343
Urban Outfitters, Inc. (a)	3,700	139,823
		975,781
Textiles, Apparel & Luxury Goods - 2.3%
Deckers Outdoor Corp. (a)	900	69,210
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Phillips-Van Heusen Corp.	3,200	$ 217,088
Polo Ralph Lauren Corp. Class A	1,500	163,860
		450,158
TOTAL CONSUMER DISCRETIONARY		3,324,928
CONSUMER STAPLES - 7.7%
Beverages - 2.6%
Anheuser-Busch InBev SA NV	1,504	81,836
Dr Pepper Snapple Group, Inc.	2,700	98,901
The Coca-Cola Co.	5,300	334,801
		515,538
Food & Staples Retailing - 0.9%
Drogasil SA	1,200	29,374
Kroger Co.	4,100	96,555
Wal-Mart de Mexico SA de CV Series V	15,000	42,196
		168,125
Food Products - 1.4%
Danone	844	49,429
Mead Johnson Nutrition Co. Class A	900	53,613
Nestle SA sponsored ADR	1,650	90,305
The J.M. Smucker Co.	500	31,625
Tingyi (Cayman Islands) Holding Corp.	12,000	29,703
Want Want China Holdings Ltd. ADR	600	25,845
		280,520
Household Products - 0.5%
Procter & Gamble Co.	1,500	91,605
Personal Products - 2.3%
Estee Lauder Companies, Inc. Class A	1,100	82,412
Hengan International Group Co. Ltd.	3,000	27,663
Herbalife Ltd.	3,700	253,931
Schiff Nutrition International, Inc.	11,200	92,176
		456,182
TOTAL CONSUMER STAPLES		1,511,970
ENERGY - 10.7%
Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	1,300	67,808
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Complete Production Services, Inc. (a)	1,000	$ 28,450
Halliburton Co.	3,000	113,520
Schlumberger Ltd.	2,020	156,227
Weatherford International Ltd. (a)	2,600	53,066
		419,071
Oil, Gas & Consumable Fuels - 8.6%
Arch Coal, Inc.	1,100	32,120
Atlas Pipeline Partners, LP	2,200	52,338
Chesapeake Energy Corp.	1,500	31,680
Exxon Mobil Corp.	17,340	1,206,170
Holly Corp.	1,600	57,504
Massey Energy Co.	3,100	152,241
Southwestern Energy Co. (a)	2,700	97,740
Whiting Petroleum Corp. (a)	500	55,025
		1,684,818
TOTAL ENERGY		2,103,889
FINANCIALS - 5.4%
Capital Markets - 1.7%
Bank of New York Mellon Corp.	2,000	53,980
Charles Schwab Corp.	5,700	85,671
Goldman Sachs Group, Inc.	300	46,842
Morgan Stanley	4,970	121,566
TD Ameritrade Holding Corp.	1,900	31,806
		339,865
Commercial Banks - 1.2%
Comerica, Inc.	1,200	43,788
SunTrust Banks, Inc.	3,500	81,760
Wells Fargo & Co.	3,900	106,119
		231,667
Consumer Finance - 0.2%
SLM Corp. (a)	2,700	31,185
Diversified Financial Services - 1.7%
Citigroup, Inc. (a)	56,500	237,300
JPMorgan Chase & Co.	2,600	97,188
		334,488
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.6%
CB Richard Ellis Group, Inc. Class A (a)	2,900	$ 55,651
Jones Lang LaSalle, Inc.	700	55,874
		111,525
TOTAL FINANCIALS		1,048,730
HEALTH CARE - 9.4%
Biotechnology - 4.1%
Alexion Pharmaceuticals, Inc. (a)	1,532	117,121
Amicus Therapeutics, Inc. (a)	9,200	38,180
Amylin Pharmaceuticals, Inc. (a)	500	6,408
ARIAD Pharmaceuticals, Inc. (a)	14,000	56,420
ArQule, Inc. (a)	2,400	13,032
Biogen Idec, Inc. (a)	800	51,176
BioMarin Pharmaceutical, Inc. (a)	2,700	73,116
Dendreon Corp. (a)	650	23,231
Gilead Sciences, Inc. (a)	4,300	156,950
Keryx Biopharmaceuticals, Inc. (a)	2,600	14,196
Nanosphere, Inc. (a)	2,100	10,983
SIGA Technologies, Inc. (a)(d)	7,100	89,460
Theravance, Inc. (a)	2,500	62,450
United Therapeutics Corp. (a)	1,000	62,930
Vertex Pharmaceuticals, Inc. (a)	500	16,565
		792,218
Health Care Equipment & Supplies - 1.3%
Alere, Inc. (a)	3,075	98,123
Edwards Lifesciences Corp. (a)	1,100	72,996
Hologic, Inc. (a)	4,600	75,440
Mako Surgical Corp. (a)	1,100	12,617
		259,176
Health Care Providers & Services - 1.4%
Express Scripts, Inc. (a)	1,700	88,553
Medco Health Solutions, Inc. (a)	3,100	190,092
		278,645
Health Care Technology - 1.6%
Allscripts-Misys Healthcare Solutions, Inc. (a)	5,300	93,015
Cerner Corp. (a)	2,450	215,257
		308,272
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.0%
Ardea Biosciences, Inc. (a)	300	$ 6,669
Cadence Pharmaceuticals, Inc. (a)(d)	5,400	38,718
GlaxoSmithKline PLC	3,200	60,603
MAP Pharmaceuticals, Inc. (a)	100	1,437
Teva Pharmaceutical Industries Ltd. sponsored ADR	800	40,032
Valeant Pharmaceuticals International, Inc.	1,958	50,752
		198,211
TOTAL HEALTH CARE		1,836,522
INDUSTRIALS - 11.4%
Aerospace & Defense - 4.2%
Alliant Techsystems, Inc.	1,300	96,083
DigitalGlobe, Inc. (a)	535	15,799
Precision Castparts Corp.	1,700	234,719
Raytheon Co.	1,100	50,875
United Technologies Corp.	5,600	421,512
		818,988
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	1,100	81,081
Airlines - 0.3%
Southwest Airlines Co.	3,900	51,948
Building Products - 0.2%
Quanex Building Products Corp.	2,100	34,734
Commercial Services & Supplies - 0.6%
Stericycle, Inc. (a)	1,600	118,240
Construction & Engineering - 0.8%
Fluor Corp.	900	52,047
Jacobs Engineering Group, Inc. (a)	1,500	57,750
KBR, Inc.	2,000	54,160
		163,957
Electrical Equipment - 0.5%
American Superconductor Corp. (a)	2,500	83,200
Satcon Technology Corp. (a)	7,300	25,769
		108,969
Industrial Conglomerates - 0.8%
Textron, Inc.	7,300	163,228
Machinery - 2.1%
Caterpillar, Inc.	600	50,760
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Cummins, Inc.	1,000	$ 97,120
Ingersoll-Rand Co. Ltd.	3,100	127,100
PACCAR, Inc.	1,400	75,404
Weg SA	4,100	53,957
		404,341
Road & Rail - 0.9%
Old Dominion Freight Lines, Inc. (a)	1,800	51,984
Union Pacific Corp.	1,400	126,154
		178,138
Trading Companies & Distributors - 0.6%
WESCO International, Inc. (a)	2,400	114,528
TOTAL INDUSTRIALS		2,238,152
INFORMATION TECHNOLOGY - 31.5%
Communications Equipment - 4.5%
Cisco Systems, Inc. (a)	10,400	199,264
Juniper Networks, Inc. (a)	6,800	231,336
QUALCOMM, Inc.	7,400	345,876
Research In Motion Ltd. (a)	1,700	105,145
		881,621
Computers & Peripherals - 7.4%
Apple, Inc. (a)	3,890	1,210,372
Hewlett-Packard Co.	2,800	117,404
SanDisk Corp. (a)	1,900	84,740
Western Digital Corp. (a)	1,600	53,600
		1,466,116
Electronic Equipment & Components - 0.2%
Vishay Intertechnology, Inc. (a)	3,500	49,910
Internet Software & Services - 6.4%
Baidu.com, Inc. sponsored ADR (a)	900	94,671
eBay, Inc. (a)	9,500	276,735
Google, Inc. Class A (a)	1,306	725,757
NetEase.com, Inc. sponsored ADR (a)	1,400	53,452
OpenTable, Inc. (a)	700	50,778
Rackspace Hosting, Inc. (a)	1,700	49,589
		1,250,982
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 2.2%
Cognizant Technology Solutions Corp. Class A (a)	4,000	$ 259,920
International Business Machines Corp.	1,200	169,752
		429,672
Office Electronics - 0.3%
Xerox Corp.	5,100	58,446
Semiconductors & Semiconductor Equipment - 2.8%
Alpha & Omega Semiconductor Ltd. (a)	2,602	30,600
Broadcom Corp. Class A	1,000	44,490
Inphi Corp.	100	1,590
Marvell Technology Group Ltd. (a)	7,900	152,391
NVIDIA Corp. (a)	4,700	63,920
Power Integrations, Inc.	1,300	52,377
Skyworks Solutions, Inc. (a)	4,400	111,980
Varian Semiconductor Equipment Associates, Inc. (a)	1,500	47,295
Verigy Ltd. (a)	4,600	39,376
		544,019
Software - 7.7%
Autonomy Corp. PLC (a)	3,100	64,268
BMC Software, Inc. (a)	2,300	102,120
CA, Inc.	3,800	86,982
Check Point Software Technologies Ltd. (a)	1,400	60,018
Citrix Systems, Inc. (a)	1,100	73,062
Informatica Corp. (a)	2,700	111,456
Intuit, Inc. (a)	5,200	233,428
Longtop Financial Technologies Ltd. ADR (a)	1,200	47,472
MICROS Systems, Inc. (a)	3,000	131,160
Oracle Corp.	5,200	140,608
Red Hat, Inc. (a)	2,900	126,150
salesforce.com, Inc. (a)	725	100,935
Solera Holdings, Inc.	3,400	163,200
VMware, Inc. Class A (a)	800	65,216
		1,506,075
TOTAL INFORMATION TECHNOLOGY		6,186,841
MATERIALS - 5.4%
Chemicals - 2.8%
Ashland, Inc.	1,100	55,968
Cabot Corp.	500	17,900
CF Industries Holdings, Inc.	700	84,539
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Dow Chemical Co.	1,600	$ 49,888
LyondellBasell Industries NV Class A (a)	3,500	102,235
Praxair, Inc.	1,500	138,075
The Mosaic Co.	1,500	101,445
		550,050
Metals & Mining - 2.6%
Alcoa, Inc.	2,200	28,864
AngloGold Ashanti Ltd. sponsored ADR	2,100	98,343
Freeport-McMoRan Copper & Gold, Inc.	900	91,188
Goldcorp, Inc.	1,100	49,921
Newcrest Mining Ltd.	3,407	129,461
Reliance Steel & Aluminum Co.	1,100	48,895
United States Steel Corp. (d)	1,100	53,471
		500,143
TOTAL MATERIALS		1,050,193
TELECOMMUNICATION SERVICES - 1.3%
Wireless Telecommunication Services - 1.3%
American Tower Corp. Class A (a)	5,200	262,964
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	2,200	23,782
TOTAL COMMON STOCKS (Cost $16,941,637)		19,587,971
Money Market Funds - 3.0%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	26,061	$ 26,061
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	550,675	550,675
TOTAL MONEY MARKET FUNDS (Cost $576,736)		576,736
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $17,518,373)		20,164,707
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(539,914)
NET ASSETS - 100%		$ 19,624,793
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 413
Fidelity Securities Lending Cash Central Fund	1,816
Total	$ 2,229
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,324,928	$ 3,324,928	$ -	$ -
Consumer Staples	1,511,970	1,511,970	-	-
Energy	2,103,889	2,103,889	-	-
Financials	1,048,730	1,048,730	-	-
Health Care	1,836,522	1,775,919	60,603	-
Industrials	2,238,152	2,238,152	-	-
Information Technology	6,186,841	6,186,841	-	-
Materials	1,050,193	1,050,193	-	-
Telecommunication Services	262,964	262,964	-	-
Utilities	23,782	23,782	-	-
Money Market Funds	576,736	576,736	-	-
Total Investments in Securities:	$ 20,164,707	$ 20,104,104	$ 60,603	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.6%
Cayman Islands	1.7%
Canada	1.1%
China	1.0%
Bermuda	1.0%
Others (Individually Less Than 1%)	6.6%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $5,679,242 of which $2,163,543, $1,347,439 and $2,168,260 will expire in fiscal 2011, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $533,545) - See accompanying schedule: Unaffiliated issuers (cost $16,941,637)	$ 19,587,971
Fidelity Central Funds (cost $576,736)	576,736
Total Investments (cost $17,518,373)		$ 20,164,707
Cash		1,151
Receivable for investments sold		167,633
Receivable for fund shares sold		3,717
Dividends receivable		23,095
Distributions receivable from Fidelity Central Funds		307
Prepaid expenses		63
Receivable from investment adviser for expense reductions		15,169
Other receivables		945
Total assets		20,376,787

Liabilities
Payable for investments purchased	$ 123,569
Payable for fund shares redeemed	17,718
Accrued management fee	9,328
Distribution and service plan fees payable	8,565
Other affiliated payables	5,327
Other payables and accrued expenses	36,812
Collateral on securities loaned, at value	550,675
Total liabilities		751,994

Net Assets		$ 19,624,793
Net Assets consist of:
Paid in capital		$ 22,743,835
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,765,294)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,646,252
Net Assets		$ 19,624,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,055,169 ÷ 657,555 shares)	$ 10.73

Maximum offering price per share (100/94.25 of $10.73)	$ 11.38
Class T: Net Asset Value and redemption price per share ($7,500,617 ÷ 720,919 shares)	$ 10.40

Maximum offering price per share (100/96.50 of $10.40)	$ 10.78
Class B: Net Asset Value and offering price per share ($2,099,154 ÷ 213,840 shares)A	$ 9.82

Class C: Net Asset Value and offering price per share ($2,627,623 ÷ 268,977 shares)A	$ 9.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($342,230 ÷ 31,086 shares)	$ 11.01

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2010

Investment Income
Dividends		$ 166,319
Interest		8
Income from Fidelity Central Funds		2,229
Total income		168,556

Expenses
Management fee Basic fee	$ 104,066
Performance adjustment	2,673
Transfer agent fees	61,549
Distribution and service plan fees	97,869
Accounting and security lending fees	7,295
Custodian fees and expenses	16,932
Independent trustees' compensation	103
Registration fees	56,995
Audit	50,714
Legal	98
Miscellaneous	212
Total expenses before reductions	398,506
Expense reductions	(115,701)	282,805
Net investment income (loss)		(114,249)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,014,237
Foreign currency transactions	(2,170)
Capital gain distributions from Fidelity Central Funds	12
Total net realized gain (loss)		2,012,079
Change in net unrealized appreciation (depreciation) on: Investment securities	1,015,483
Assets and liabilities in foreign currencies	(44)
Total change in net unrealized appreciation (depreciation)		1,015,439
Net gain (loss)		3,027,518
Net increase (decrease) in net assets resulting from operations		$ 2,913,269

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (114,249)	$ (29,449)
Net realized gain (loss)	2,012,079	(1,570,051)
Change in net unrealized appreciation (depreciation)	1,015,439	6,771,857
Net increase (decrease) in net assets resulting from operations	2,913,269	5,172,357
Share transactions - net increase (decrease)	(1,405,960)	701,438
Total increase (decrease) in net assets	1,507,309	5,873,795

Net Assets
Beginning of period	18,117,484	12,243,689
End of period	$ 19,624,793	$ 18,117,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 6.33	$ 11.54	$ 9.76	$ 9.27
Income from Investment Operations
Net investment income (loss) C	(.03)	.01	(.02)	(.04)	(.03)
Net realized and unrealized gain (loss)	1.65	2.77	(5.19)	1.82	.52
Total from investment operations	1.62	2.78	(5.21)	1.78	.49
Net asset value, end of period	$ 10.73	$ 9.11	$ 6.33	$ 11.54	$ 9.76
Total Return A,B	17.78%	43.92%	(45.15)%	18.24%	5.29%
Ratios to Average Net Assets D,F
Expenses before reductions	1.85%	2.04%	1.86%	1.74%	1.73%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.24%	1.25%	1.25%	1.24%
Net investment income (loss)	(.34)%	.08%	(.20)%	(.40)%	(.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,055	$ 6,991	$ 4,113	$ 7,119	$ 5,709
Portfolio turnover rate E	124%	147%	140%	170%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.85	$ 6.17	$ 11.27	$ 9.56	$ 9.10
Income from Investment Operations
Net investment income (loss) C	(.06)	(.01)	(.04)	(.07)	(.05)
Net realized and unrealized gain (loss)	1.61	2.69	(5.06)	1.78	.51
Total from investment operations	1.55	2.68	(5.10)	1.71	.46
Net asset value, end of period	$ 10.40	$ 8.85	$ 6.17	$ 11.27	$ 9.56
Total Return A,B	17.51%	43.44%	(45.25)%	17.89%	5.05%
Ratios to Average Net Assets D,F
Expenses before reductions	2.14%	2.34%	2.15%	2.06%	2.03%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.49%	1.50%	1.49%	1.49%
Net investment income (loss)	(.59)%	(.17)%	(.45)%	(.64)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,501	$ 6,651	$ 4,755	$ 9,393	$ 8,896
Portfolio turnover rate E	124%	147%	140%	170%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 5.88	$ 10.80	$ 9.20	$ 8.80
Income from Investment Operations
Net investment income (loss) C	(.10)	(.05)	(.09)	(.11)	(.10)
Net realized and unrealized gain (loss)	1.52	2.57	(4.83)	1.71	.50
Total from investment operations	1.42	2.52	(4.92)	1.60	.40
Net asset value, end of period	$ 9.82	$ 8.40	$ 5.88	$ 10.80	$ 9.20
Total Return A,B	16.90%	42.86%	(45.56)%	17.39%	4.55%
Ratios to Average Net Assets D,F
Expenses before reductions	2.60%	2.79%	2.62%	2.50%	2.48%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	2.00%	1.99%	1.99%
Net investment income (loss)	(1.09)%	(.67)%	(.95)%	(1.14)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,099	$ 2,314	$ 1,785	$ 3,893	$ 4,242
Portfolio turnover rate E	124%	147%	140%	170%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.35	$ 5.85	$ 10.75	$ 9.16	$ 8.76
Income from Investment Operations
Net investment income (loss) C	(.10)	(.05)	(.09)	(.11)	(.10)
Net realized and unrealized gain (loss)	1.52	2.55	(4.81)	1.70	.50
Total from investment operations	1.42	2.50	(4.90)	1.59	.40
Net asset value, end of period	$ 9.77	$ 8.35	$ 5.85	$ 10.75	$ 9.16
Total Return A,B	17.01%	42.74%	(45.58)%	17.36%	4.57%
Ratios to Average Net Assets D,F
Expenses before reductions	2.64%	2.79%	2.62%	2.49%	2.48%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	2.00%	2.00%	1.99%
Net investment income (loss)	(1.09)%	(.67)%	(.95)%	(1.15)%	(1.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,628	$ 2,065	$ 1,492	$ 3,110	$ 2,546
Portfolio turnover rate E	124%	147%	140%	170%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.32	$ 6.47	$ 11.75	$ 9.92	$ 9.39
Income from Investment Operations
Net investment income (loss) B	(.01)	.02	.01	(.02)	(.01)
Net realized and unrealized gain (loss)	1.70	2.83	(5.29)	1.85	.54
Total from investment operations	1.69	2.85	(5.28)	1.83	.53
Net asset value, end of period	$ 11.01	$ 9.32	$ 6.47	$ 11.75	$ 9.92
Total Return A	18.13%	44.05%	(44.94)%	18.45%	5.64%
Ratios to Average Net Assets C,E
Expenses before reductions	1.49%	1.83%	1.54%	1.39%	1.35%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.99%	1.00%	1.00%	.99%	.99%
Net investment income (loss)	(.09)%	.33%	.05%	(.14)%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 342	$ 97	$ 99	$ 188	$ 180
Portfolio turnover rate D	124%	147%	140%	170%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

1. Organization.

Fidelity Advisor Strategic Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,208,491
Gross unrealized depreciation	(648,209)
Net unrealized appreciation (depreciation)	$ 2,560,282

Tax Cost	$ 17,604,425

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (5,679,242)
Net unrealized appreciation (depreciation)	$ 2,560,200

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $22,725,100 and $23,238,992, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 17,322	$ 79
Class T	.25%	.25%	34,455	73
Class B	.75%	.25%	21,645	16,249
Class C	.75%	.25%	24,447	2,964
			$ 97,869	$ 19,365

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,069
Class T	2,867
Class B*	6,378
Class C*	93
$ 13,407

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 22,062.32
Class T	24,327.35
Class B	6,905.32
Class C	7,804.32
Institutional Class	451.24
	$ 61,549

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $872 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $72 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

7. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,816. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 41,559
Class T	1.50%	43,731
Class B	2.00%	12,988
Class C	2.00%	15,565
Institutional Class	1.00%	929
		$ 114,772

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $929 for the period.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	229,574	297,668	$ 2,189,225	$ 2,346,141
Shares redeemed	(339,595)	(179,489)	(3,250,702)	(1,270,566)
Net increase (decrease)	(110,021)	118,179	$ (1,061,477)	$ 1,075,575
Class T
Shares sold	129,124	155,354	$ 1,198,183	$ 1,080,823
Shares redeemed	(159,367)	(174,482)	(1,458,711)	(1,210,575)
Net increase (decrease)	(30,243)	(19,128)	$ (260,528)	$ (129,752)
Class B
Shares sold	39,519	52,154	$ 345,480	$ 351,547
Shares redeemed	(101,348)	(79,891)	(887,003)	(530,477)
Net increase (decrease)	(61,829)	(27,737)	$ (541,523)	$ (178,930)
Class C
Shares sold	198,775	73,787	$ 1,721,153	$ 480,686
Shares redeemed	(176,916)	(81,479)	(1,475,038)	(513,052)
Net increase (decrease)	21,859	(7,692)	$ 246,115	$ (32,366)
Institutional Class
Shares sold	29,593	1,984	$ 298,832	$ 18,000
Shares redeemed	(8,865)	(6,929)	(87,379)	(51,089)
Net increase (decrease)	20,728	(4,945)	$ 211,453	$ (33,089)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Strategic Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Strategic Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Strategic Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2009, the total expenses of Class C ranked equal to its competitive median for 2009, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ATQG-UANN-0111
1.786699.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Strategic Growth
Fund - Institutional Class

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	18.13%	3.23%	-1.34%

A Prior to January 29, 2002, Fidelity Advisor® Strategic Growth Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Strategic Growth Fund - Institutional Class on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity Advisor® Strategic Growth Fund: For the 12 months ending November 30, 2010, the fund's Institutional Class shares returned 18.13%, while the Russell 1000® Growth Index advanced 14.04%. Strong stock selection within information technology, consumer discretionary and health care helped the most this period. Among consumer discretionary names, standouts included Tempur-Pedic International, a leader in premium bedding that enjoyed better-than-expected sales and earnings, and Sally Beauty Holdings, a retailer and distributor of beauty supplies that profited from the acquisition of new customers. In technology, Baidu, the top Chinese Internet search firm, rallied sharply as competition eased and the company's new ad keyword bidding system led to improved pricing. In health care, not owning some lagging index components, including Abbott Laboratories, proved helpful. Industrials and financials detracted from results. The biggest stock disappointments, however, were Inverness Medical Innovations (renamed Alere), a medical diagnostics company with slowing revenue growth, and Google, which ran into censorship problems in China.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.25%
Actual		$ 1,000.00	$ 1,145.10	$ 6.72
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 1,142.90	$ 8.06
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 1,141.90	$ 10.74
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 1,141.40	$ 10.74
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,146.90	$ 5.38
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.1	5.0
Exxon Mobil Corp.	6.1	2.5
Google, Inc. Class A	3.7	1.7
United Technologies Corp.	2.1	1.4
Amazon.com, Inc.	2.0	2.0
QUALCOMM, Inc.	1.8	0.6
The Coca-Cola Co.	1.7	1.2
Sally Beauty Holdings, Inc.	1.5	0.6
Tempur-Pedic International, Inc.	1.5	1.6
TJX Companies, Inc.	1.5	0.0
	28.0
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.5	34.6
Consumer Discretionary	16.9	11.8
Industrials	11.4	11.3
Energy	10.7	4.4
Health Care	9.4	14.0
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 99.8%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	11.4%	** Foreign investments	9.5%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 16.9%
Auto Components - 0.4%
Minth Group Ltd.	12,000	$ 20,245
TRW Automotive Holdings Corp. (a)	1,200	56,988
		77,233
Automobiles - 1.2%
Ford Motor Co. (a)(d)	10,200	162,588
General Motors Co.	1,800	61,560
Hyundai Motor Co.	124	18,472
		242,620
Household Durables - 2.3%
Beazer Homes USA, Inc. (a)(d)	7,700	32,032
iRobot Corp. (a)	2,200	44,660
Meritage Homes Corp. (a)	2,200	41,734
Ryland Group, Inc.	2,700	39,366
Tempur-Pedic International, Inc. (a)	8,300	291,413
		449,205
Internet & Catalog Retail - 3.0%
Amazon.com, Inc. (a)	2,300	403,420
Expedia, Inc.	3,500	92,155
Netflix, Inc. (a)	500	102,950
		598,525
Leisure Equipment & Products - 1.1%
Hasbro, Inc.	4,400	209,704
Media - 1.6%
DIRECTV (a)	4,000	166,120
The Walt Disney Co.	1,400	51,114
Virgin Media, Inc.	4,100	104,468
		321,702
Specialty Retail - 5.0%
DSW, Inc. Class A (a)	6,400	250,240
Sally Beauty Holdings, Inc. (a)(d)	21,700	298,375
TJX Companies, Inc.	6,300	287,343
Urban Outfitters, Inc. (a)	3,700	139,823
		975,781
Textiles, Apparel & Luxury Goods - 2.3%
Deckers Outdoor Corp. (a)	900	69,210
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Phillips-Van Heusen Corp.	3,200	$ 217,088
Polo Ralph Lauren Corp. Class A	1,500	163,860
		450,158
TOTAL CONSUMER DISCRETIONARY		3,324,928
CONSUMER STAPLES - 7.7%
Beverages - 2.6%
Anheuser-Busch InBev SA NV	1,504	81,836
Dr Pepper Snapple Group, Inc.	2,700	98,901
The Coca-Cola Co.	5,300	334,801
		515,538
Food & Staples Retailing - 0.9%
Drogasil SA	1,200	29,374
Kroger Co.	4,100	96,555
Wal-Mart de Mexico SA de CV Series V	15,000	42,196
		168,125
Food Products - 1.4%
Danone	844	49,429
Mead Johnson Nutrition Co. Class A	900	53,613
Nestle SA sponsored ADR	1,650	90,305
The J.M. Smucker Co.	500	31,625
Tingyi (Cayman Islands) Holding Corp.	12,000	29,703
Want Want China Holdings Ltd. ADR	600	25,845
		280,520
Household Products - 0.5%
Procter & Gamble Co.	1,500	91,605
Personal Products - 2.3%
Estee Lauder Companies, Inc. Class A	1,100	82,412
Hengan International Group Co. Ltd.	3,000	27,663
Herbalife Ltd.	3,700	253,931
Schiff Nutrition International, Inc.	11,200	92,176
		456,182
TOTAL CONSUMER STAPLES		1,511,970
ENERGY - 10.7%
Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	1,300	67,808
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Complete Production Services, Inc. (a)	1,000	$ 28,450
Halliburton Co.	3,000	113,520
Schlumberger Ltd.	2,020	156,227
Weatherford International Ltd. (a)	2,600	53,066
		419,071
Oil, Gas & Consumable Fuels - 8.6%
Arch Coal, Inc.	1,100	32,120
Atlas Pipeline Partners, LP	2,200	52,338
Chesapeake Energy Corp.	1,500	31,680
Exxon Mobil Corp.	17,340	1,206,170
Holly Corp.	1,600	57,504
Massey Energy Co.	3,100	152,241
Southwestern Energy Co. (a)	2,700	97,740
Whiting Petroleum Corp. (a)	500	55,025
		1,684,818
TOTAL ENERGY		2,103,889
FINANCIALS - 5.4%
Capital Markets - 1.7%
Bank of New York Mellon Corp.	2,000	53,980
Charles Schwab Corp.	5,700	85,671
Goldman Sachs Group, Inc.	300	46,842
Morgan Stanley	4,970	121,566
TD Ameritrade Holding Corp.	1,900	31,806
		339,865
Commercial Banks - 1.2%
Comerica, Inc.	1,200	43,788
SunTrust Banks, Inc.	3,500	81,760
Wells Fargo & Co.	3,900	106,119
		231,667
Consumer Finance - 0.2%
SLM Corp. (a)	2,700	31,185
Diversified Financial Services - 1.7%
Citigroup, Inc. (a)	56,500	237,300
JPMorgan Chase & Co.	2,600	97,188
		334,488
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.6%
CB Richard Ellis Group, Inc. Class A (a)	2,900	$ 55,651
Jones Lang LaSalle, Inc.	700	55,874
		111,525
TOTAL FINANCIALS		1,048,730
HEALTH CARE - 9.4%
Biotechnology - 4.1%
Alexion Pharmaceuticals, Inc. (a)	1,532	117,121
Amicus Therapeutics, Inc. (a)	9,200	38,180
Amylin Pharmaceuticals, Inc. (a)	500	6,408
ARIAD Pharmaceuticals, Inc. (a)	14,000	56,420
ArQule, Inc. (a)	2,400	13,032
Biogen Idec, Inc. (a)	800	51,176
BioMarin Pharmaceutical, Inc. (a)	2,700	73,116
Dendreon Corp. (a)	650	23,231
Gilead Sciences, Inc. (a)	4,300	156,950
Keryx Biopharmaceuticals, Inc. (a)	2,600	14,196
Nanosphere, Inc. (a)	2,100	10,983
SIGA Technologies, Inc. (a)(d)	7,100	89,460
Theravance, Inc. (a)	2,500	62,450
United Therapeutics Corp. (a)	1,000	62,930
Vertex Pharmaceuticals, Inc. (a)	500	16,565
		792,218
Health Care Equipment & Supplies - 1.3%
Alere, Inc. (a)	3,075	98,123
Edwards Lifesciences Corp. (a)	1,100	72,996
Hologic, Inc. (a)	4,600	75,440
Mako Surgical Corp. (a)	1,100	12,617
		259,176
Health Care Providers & Services - 1.4%
Express Scripts, Inc. (a)	1,700	88,553
Medco Health Solutions, Inc. (a)	3,100	190,092
		278,645
Health Care Technology - 1.6%
Allscripts-Misys Healthcare Solutions, Inc. (a)	5,300	93,015
Cerner Corp. (a)	2,450	215,257
		308,272
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.0%
Ardea Biosciences, Inc. (a)	300	$ 6,669
Cadence Pharmaceuticals, Inc. (a)(d)	5,400	38,718
GlaxoSmithKline PLC	3,200	60,603
MAP Pharmaceuticals, Inc. (a)	100	1,437
Teva Pharmaceutical Industries Ltd. sponsored ADR	800	40,032
Valeant Pharmaceuticals International, Inc.	1,958	50,752
		198,211
TOTAL HEALTH CARE		1,836,522
INDUSTRIALS - 11.4%
Aerospace & Defense - 4.2%
Alliant Techsystems, Inc.	1,300	96,083
DigitalGlobe, Inc. (a)	535	15,799
Precision Castparts Corp.	1,700	234,719
Raytheon Co.	1,100	50,875
United Technologies Corp.	5,600	421,512
		818,988
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	1,100	81,081
Airlines - 0.3%
Southwest Airlines Co.	3,900	51,948
Building Products - 0.2%
Quanex Building Products Corp.	2,100	34,734
Commercial Services & Supplies - 0.6%
Stericycle, Inc. (a)	1,600	118,240
Construction & Engineering - 0.8%
Fluor Corp.	900	52,047
Jacobs Engineering Group, Inc. (a)	1,500	57,750
KBR, Inc.	2,000	54,160
		163,957
Electrical Equipment - 0.5%
American Superconductor Corp. (a)	2,500	83,200
Satcon Technology Corp. (a)	7,300	25,769
		108,969
Industrial Conglomerates - 0.8%
Textron, Inc.	7,300	163,228
Machinery - 2.1%
Caterpillar, Inc.	600	50,760
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Cummins, Inc.	1,000	$ 97,120
Ingersoll-Rand Co. Ltd.	3,100	127,100
PACCAR, Inc.	1,400	75,404
Weg SA	4,100	53,957
		404,341
Road & Rail - 0.9%
Old Dominion Freight Lines, Inc. (a)	1,800	51,984
Union Pacific Corp.	1,400	126,154
		178,138
Trading Companies & Distributors - 0.6%
WESCO International, Inc. (a)	2,400	114,528
TOTAL INDUSTRIALS		2,238,152
INFORMATION TECHNOLOGY - 31.5%
Communications Equipment - 4.5%
Cisco Systems, Inc. (a)	10,400	199,264
Juniper Networks, Inc. (a)	6,800	231,336
QUALCOMM, Inc.	7,400	345,876
Research In Motion Ltd. (a)	1,700	105,145
		881,621
Computers & Peripherals - 7.4%
Apple, Inc. (a)	3,890	1,210,372
Hewlett-Packard Co.	2,800	117,404
SanDisk Corp. (a)	1,900	84,740
Western Digital Corp. (a)	1,600	53,600
		1,466,116
Electronic Equipment & Components - 0.2%
Vishay Intertechnology, Inc. (a)	3,500	49,910
Internet Software & Services - 6.4%
Baidu.com, Inc. sponsored ADR (a)	900	94,671
eBay, Inc. (a)	9,500	276,735
Google, Inc. Class A (a)	1,306	725,757
NetEase.com, Inc. sponsored ADR (a)	1,400	53,452
OpenTable, Inc. (a)	700	50,778
Rackspace Hosting, Inc. (a)	1,700	49,589
		1,250,982
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 2.2%
Cognizant Technology Solutions Corp. Class A (a)	4,000	$ 259,920
International Business Machines Corp.	1,200	169,752
		429,672
Office Electronics - 0.3%
Xerox Corp.	5,100	58,446
Semiconductors & Semiconductor Equipment - 2.8%
Alpha & Omega Semiconductor Ltd. (a)	2,602	30,600
Broadcom Corp. Class A	1,000	44,490
Inphi Corp.	100	1,590
Marvell Technology Group Ltd. (a)	7,900	152,391
NVIDIA Corp. (a)	4,700	63,920
Power Integrations, Inc.	1,300	52,377
Skyworks Solutions, Inc. (a)	4,400	111,980
Varian Semiconductor Equipment Associates, Inc. (a)	1,500	47,295
Verigy Ltd. (a)	4,600	39,376
		544,019
Software - 7.7%
Autonomy Corp. PLC (a)	3,100	64,268
BMC Software, Inc. (a)	2,300	102,120
CA, Inc.	3,800	86,982
Check Point Software Technologies Ltd. (a)	1,400	60,018
Citrix Systems, Inc. (a)	1,100	73,062
Informatica Corp. (a)	2,700	111,456
Intuit, Inc. (a)	5,200	233,428
Longtop Financial Technologies Ltd. ADR (a)	1,200	47,472
MICROS Systems, Inc. (a)	3,000	131,160
Oracle Corp.	5,200	140,608
Red Hat, Inc. (a)	2,900	126,150
salesforce.com, Inc. (a)	725	100,935
Solera Holdings, Inc.	3,400	163,200
VMware, Inc. Class A (a)	800	65,216
		1,506,075
TOTAL INFORMATION TECHNOLOGY		6,186,841
MATERIALS - 5.4%
Chemicals - 2.8%
Ashland, Inc.	1,100	55,968
Cabot Corp.	500	17,900
CF Industries Holdings, Inc.	700	84,539
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Dow Chemical Co.	1,600	$ 49,888
LyondellBasell Industries NV Class A (a)	3,500	102,235
Praxair, Inc.	1,500	138,075
The Mosaic Co.	1,500	101,445
		550,050
Metals & Mining - 2.6%
Alcoa, Inc.	2,200	28,864
AngloGold Ashanti Ltd. sponsored ADR	2,100	98,343
Freeport-McMoRan Copper & Gold, Inc.	900	91,188
Goldcorp, Inc.	1,100	49,921
Newcrest Mining Ltd.	3,407	129,461
Reliance Steel & Aluminum Co.	1,100	48,895
United States Steel Corp. (d)	1,100	53,471
		500,143
TOTAL MATERIALS		1,050,193
TELECOMMUNICATION SERVICES - 1.3%
Wireless Telecommunication Services - 1.3%
American Tower Corp. Class A (a)	5,200	262,964
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	2,200	23,782
TOTAL COMMON STOCKS (Cost $16,941,637)		19,587,971
Money Market Funds - 3.0%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	26,061	$ 26,061
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	550,675	550,675
TOTAL MONEY MARKET FUNDS (Cost $576,736)		576,736
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $17,518,373)		20,164,707
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(539,914)
NET ASSETS - 100%		$ 19,624,793
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 413
Fidelity Securities Lending Cash Central Fund	1,816
Total	$ 2,229
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,324,928	$ 3,324,928	$ -	$ -
Consumer Staples	1,511,970	1,511,970	-	-
Energy	2,103,889	2,103,889	-	-
Financials	1,048,730	1,048,730	-	-
Health Care	1,836,522	1,775,919	60,603	-
Industrials	2,238,152	2,238,152	-	-
Information Technology	6,186,841	6,186,841	-	-
Materials	1,050,193	1,050,193	-	-
Telecommunication Services	262,964	262,964	-	-
Utilities	23,782	23,782	-	-
Money Market Funds	576,736	576,736	-	-
Total Investments in Securities:	$ 20,164,707	$ 20,104,104	$ 60,603	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.6%
Cayman Islands	1.7%
Canada	1.1%
China	1.0%
Bermuda	1.0%
Others (Individually Less Than 1%)	6.6%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $5,679,242 of which $2,163,543, $1,347,439 and $2,168,260 will expire in fiscal 2011, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $533,545) - See accompanying schedule: Unaffiliated issuers (cost $16,941,637)	$ 19,587,971
Fidelity Central Funds (cost $576,736)	576,736
Total Investments (cost $17,518,373)		$ 20,164,707
Cash		1,151
Receivable for investments sold		167,633
Receivable for fund shares sold		3,717
Dividends receivable		23,095
Distributions receivable from Fidelity Central Funds		307
Prepaid expenses		63
Receivable from investment adviser for expense reductions		15,169
Other receivables		945
Total assets		20,376,787

Liabilities
Payable for investments purchased	$ 123,569
Payable for fund shares redeemed	17,718
Accrued management fee	9,328
Distribution and service plan fees payable	8,565
Other affiliated payables	5,327
Other payables and accrued expenses	36,812
Collateral on securities loaned, at value	550,675
Total liabilities		751,994

Net Assets		$ 19,624,793
Net Assets consist of:
Paid in capital		$ 22,743,835
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,765,294)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,646,252
Net Assets		$ 19,624,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,055,169 ÷ 657,555 shares)	$ 10.73

Maximum offering price per share (100/94.25 of $10.73)	$ 11.38
Class T: Net Asset Value and redemption price per share ($7,500,617 ÷ 720,919 shares)	$ 10.40

Maximum offering price per share (100/96.50 of $10.40)	$ 10.78
Class B: Net Asset Value and offering price per share ($2,099,154 ÷ 213,840 shares)A	$ 9.82

Class C: Net Asset Value and offering price per share ($2,627,623 ÷ 268,977 shares)A	$ 9.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($342,230 ÷ 31,086 shares)	$ 11.01

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2010

Investment Income
Dividends		$ 166,319
Interest		8
Income from Fidelity Central Funds		2,229
Total income		168,556

Expenses
Management fee Basic fee	$ 104,066
Performance adjustment	2,673
Transfer agent fees	61,549
Distribution and service plan fees	97,869
Accounting and security lending fees	7,295
Custodian fees and expenses	16,932
Independent trustees' compensation	103
Registration fees	56,995
Audit	50,714
Legal	98
Miscellaneous	212
Total expenses before reductions	398,506
Expense reductions	(115,701)	282,805
Net investment income (loss)		(114,249)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,014,237
Foreign currency transactions	(2,170)
Capital gain distributions from Fidelity Central Funds	12
Total net realized gain (loss)		2,012,079
Change in net unrealized appreciation (depreciation) on: Investment securities	1,015,483
Assets and liabilities in foreign currencies	(44)
Total change in net unrealized appreciation (depreciation)		1,015,439
Net gain (loss)		3,027,518
Net increase (decrease) in net assets resulting from operations		$ 2,913,269

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (114,249)	$ (29,449)
Net realized gain (loss)	2,012,079	(1,570,051)
Change in net unrealized appreciation (depreciation)	1,015,439	6,771,857
Net increase (decrease) in net assets resulting from operations	2,913,269	5,172,357
Share transactions - net increase (decrease)	(1,405,960)	701,438
Total increase (decrease) in net assets	1,507,309	5,873,795

Net Assets
Beginning of period	18,117,484	12,243,689
End of period	$ 19,624,793	$ 18,117,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 6.33	$ 11.54	$ 9.76	$ 9.27
Income from Investment Operations
Net investment income (loss) C	(.03)	.01	(.02)	(.04)	(.03)
Net realized and unrealized gain (loss)	1.65	2.77	(5.19)	1.82	.52
Total from investment operations	1.62	2.78	(5.21)	1.78	.49
Net asset value, end of period	$ 10.73	$ 9.11	$ 6.33	$ 11.54	$ 9.76
Total Return A,B	17.78%	43.92%	(45.15)%	18.24%	5.29%
Ratios to Average Net Assets D,F
Expenses before reductions	1.85%	2.04%	1.86%	1.74%	1.73%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.24%	1.25%	1.25%	1.24%
Net investment income (loss)	(.34)%	.08%	(.20)%	(.40)%	(.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,055	$ 6,991	$ 4,113	$ 7,119	$ 5,709
Portfolio turnover rate E	124%	147%	140%	170%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.85	$ 6.17	$ 11.27	$ 9.56	$ 9.10
Income from Investment Operations
Net investment income (loss) C	(.06)	(.01)	(.04)	(.07)	(.05)
Net realized and unrealized gain (loss)	1.61	2.69	(5.06)	1.78	.51
Total from investment operations	1.55	2.68	(5.10)	1.71	.46
Net asset value, end of period	$ 10.40	$ 8.85	$ 6.17	$ 11.27	$ 9.56
Total Return A,B	17.51%	43.44%	(45.25)%	17.89%	5.05%
Ratios to Average Net Assets D,F
Expenses before reductions	2.14%	2.34%	2.15%	2.06%	2.03%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.49%	1.50%	1.49%	1.49%
Net investment income (loss)	(.59)%	(.17)%	(.45)%	(.64)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,501	$ 6,651	$ 4,755	$ 9,393	$ 8,896
Portfolio turnover rate E	124%	147%	140%	170%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 5.88	$ 10.80	$ 9.20	$ 8.80
Income from Investment Operations
Net investment income (loss) C	(.10)	(.05)	(.09)	(.11)	(.10)
Net realized and unrealized gain (loss)	1.52	2.57	(4.83)	1.71	.50
Total from investment operations	1.42	2.52	(4.92)	1.60	.40
Net asset value, end of period	$ 9.82	$ 8.40	$ 5.88	$ 10.80	$ 9.20
Total Return A,B	16.90%	42.86%	(45.56)%	17.39%	4.55%
Ratios to Average Net Assets D,F
Expenses before reductions	2.60%	2.79%	2.62%	2.50%	2.48%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	2.00%	1.99%	1.99%
Net investment income (loss)	(1.09)%	(.67)%	(.95)%	(1.14)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,099	$ 2,314	$ 1,785	$ 3,893	$ 4,242
Portfolio turnover rate E	124%	147%	140%	170%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.35	$ 5.85	$ 10.75	$ 9.16	$ 8.76
Income from Investment Operations
Net investment income (loss) C	(.10)	(.05)	(.09)	(.11)	(.10)
Net realized and unrealized gain (loss)	1.52	2.55	(4.81)	1.70	.50
Total from investment operations	1.42	2.50	(4.90)	1.59	.40
Net asset value, end of period	$ 9.77	$ 8.35	$ 5.85	$ 10.75	$ 9.16
Total Return A,B	17.01%	42.74%	(45.58)%	17.36%	4.57%
Ratios to Average Net Assets D,F
Expenses before reductions	2.64%	2.79%	2.62%	2.49%	2.48%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	2.00%	2.00%	1.99%
Net investment income (loss)	(1.09)%	(.67)%	(.95)%	(1.15)%	(1.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,628	$ 2,065	$ 1,492	$ 3,110	$ 2,546
Portfolio turnover rate E	124%	147%	140%	170%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 9.32	$ 6.47	$ 11.75	$ 9.92	$ 9.39
Income from Investment Operations
Net investment income (loss) B	(.01)	.02	.01	(.02)	(.01)
Net realized and unrealized gain (loss)	1.70	2.83	(5.29)	1.85	.54
Total from investment operations	1.69	2.85	(5.28)	1.83	.53
Net asset value, end of period	$ 11.01	$ 9.32	$ 6.47	$ 11.75	$ 9.92
Total Return A	18.13%	44.05%	(44.94)%	18.45%	5.64%
Ratios to Average Net Assets C,E
Expenses before reductions	1.49%	1.83%	1.54%	1.39%	1.35%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.99%	1.00%	1.00%	.99%	.99%
Net investment income (loss)	(.09)%	.33%	.05%	(.14)%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 342	$ 97	$ 99	$ 188	$ 180
Portfolio turnover rate D	124%	147%	140%	170%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

1. Organization.

Fidelity Advisor Strategic Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

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3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

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3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

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3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,208,491
Gross unrealized depreciation	(648,209)
Net unrealized appreciation (depreciation)	$ 2,560,282

Tax Cost	$ 17,604,425

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (5,679,242)
Net unrealized appreciation (depreciation)	$ 2,560,200

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $22,725,100 and $23,238,992, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 17,322	$ 79
Class T	.25%	.25%	34,455	73
Class B	.75%	.25%	21,645	16,249
Class C	.75%	.25%	24,447	2,964
			$ 97,869	$ 19,365

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,069
Class T	2,867
Class B*	6,378
Class C*	93
$ 13,407

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 22,062.32
Class T	24,327.35
Class B	6,905.32
Class C	7,804.32
Institutional Class	451.24
	$ 61,549

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $872 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $72 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

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7. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,816. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 41,559
Class T	1.50%	43,731
Class B	2.00%	12,988
Class C	2.00%	15,565
Institutional Class	1.00%	929
		$ 114,772

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $929 for the period.

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Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	229,574	297,668	$ 2,189,225	$ 2,346,141
Shares redeemed	(339,595)	(179,489)	(3,250,702)	(1,270,566)
Net increase (decrease)	(110,021)	118,179	$ (1,061,477)	$ 1,075,575
Class T
Shares sold	129,124	155,354	$ 1,198,183	$ 1,080,823
Shares redeemed	(159,367)	(174,482)	(1,458,711)	(1,210,575)
Net increase (decrease)	(30,243)	(19,128)	$ (260,528)	$ (129,752)
Class B
Shares sold	39,519	52,154	$ 345,480	$ 351,547
Shares redeemed	(101,348)	(79,891)	(887,003)	(530,477)
Net increase (decrease)	(61,829)	(27,737)	$ (541,523)	$ (178,930)
Class C
Shares sold	198,775	73,787	$ 1,721,153	$ 480,686
Shares redeemed	(176,916)	(81,479)	(1,475,038)	(513,052)
Net increase (decrease)	21,859	(7,692)	$ 246,115	$ (32,366)
Institutional Class
Shares sold	29,593	1,984	$ 298,832	$ 18,000
Shares redeemed	(8,865)	(6,929)	(87,379)	(51,089)
Net increase (decrease)	20,728	(4,945)	$ 211,453	$ (33,089)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 19, 2011

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Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Strategic Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Strategic Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Strategic Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2009, the total expenses of Class C ranked equal to its competitive median for 2009, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ATQGI-UANN-0111
1.786700.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Stock Selector All Cap
Fund - Class A, Class T, Class B
and Class C

(formerly Fidelity Advisor Dynamic Capital Appreciation Fund)

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investment Summary	<Click Here>	A summary of the fund's holdings.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	12.13%	0.55%	0.48%
Class T (incl. 3.50% sales charge)	14.54%	0.78%	0.48%
Class B (incl. contingent deferred sales charge) B	13.12%	0.59%	0.53%
Class C (incl. contingent deferred sales charge) C	17.14%	1.00%	0.35%

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector All Cap Fund - Class A on November 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Geoff Stein and Christopher Sharpe, who became Lead Co-Portfolio Managers of Fidelity Advisor® Stock Selector All Cap Fund on March 8, 2010: For the year ending November 30, 2010, the fund's Class A, Class T, Class B and Class C shares returned 18.97%, 18.69%, 18.12% and 18.14%, respectively (excluding sales charges), substantially outperforming the S&P 500. On March 8, the fund adopted a multi-manager investment approach and moved from individual equity holdings to a central fund structure, allocating assets in a sector-neutral manner among Fidelity's sector specialists. Our review of the fund's performance reflects its holdings in aggregate. Favorable stock selection and a large overweighting within industrials - especially within the transportation group - contributed the most by far. Stock picks in technology and health care also helped, as did overweighting the consumer discretionary sector. On the downside, positioning in financials dampened performance, as did holding a significant cash stake during the period's first half. Out-of-benchmark airline stocks dominated the list of top individual contributors, including Delta Air Lines; UAL, the parent company of United Air Lines; AMR, the parent company of American Airlines; and Continental Airlines. Conversely, regional banks Synovus Financial - also not in the index - and Marshall & Ilsley were among the principal detractors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Fund invests in Fidelity Central Funds, which are open-end investment companies with similar investment objectives to those of the Fund, available only to other mutual funds and accounts managed by Fidelity Management & Research Company, (FMR) and its affiliates. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying Fidelity Central Funds, the Fund also indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. These expenses are not included in the Fund's annualized expense ratio used to calculate either the actual or hypothetical expense estimates presented in the table but are summarized in a footnote to the table.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.15%
Actual		$ 1,000.00	$ 1,105.40	$ 6.07
HypotheticalA		$ 1,000.00	$ 1,019.30	$ 5.82
Class T	1.40%
Actual		$ 1,000.00	$ 1,104.90	$ 7.39
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.08
Class B	1.90%
Actual		$ 1,000.00	$ 1,102.30	$ 10.01
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.90%
Actual		$ 1,000.00	$ 1,101.90	$ 10.01
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,107.80	$ 4.39
HypotheticalA		$ 1,000.00	$ 1,020.91	$ 4.20

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying Fidelity Central Funds as of their most recent fiscal half year ranged from less than .01% to .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Equity Central Funds.
Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.6	2.4
Exxon Mobil Corp.	2.2	1.0
Procter & Gamble Co.	1.6	1.5
Comerica, Inc.	1.4	0.0
The Coca-Cola Co.	1.3	1.2
Google, Inc. Class A	1.3	0.7
General Electric Co.	1.3	1.4
Visa, Inc. Class A	1.2	0.9
JPMorgan Chase & Co.	0.9	0.8
Citigroup, Inc.	0.9	1.0
	14.7
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.0	18.7
Financials	14.7	16.2
Energy	11.2	10.4
Health Care	11.2	11.7
Consumer Staples	10.9	11.0
Foreign Investments	13.5	13.0

Annual Report

Investment Summary (Unaudited)

The information in the following table is based on the direct investments of the Fund.
Fund Holdings as of November 30, 2010
% of fund's net assets
Equity Central Funds
Fidelity Information Technology Central Fund	17.1
Fidelity Financials Central Fund	16.8
Fidelity Energy Central Fund	11.8
Fidelity Health Care Central Fund	11.5
Fidelity Consumer Staples Central Fund	11.3
Fidelity Industrials Central Fund	10.7
Fidelity Consumer Discretionary Central Fund	10.1
Fidelity Materials Central Fund	3.9
Fidelity Utilities Central Fund	3.6
Fidelity Telecom Services Central Fund	3.2
Total Equity Central Funds	100.0
Money Market Central Funds	0.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0

A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investments in the underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Equity Central Funds - 100.0%
	Shares	Value
Fidelity Consumer Discretionary Central Fund (b)	559,077	$ 69,733,672
Fidelity Consumer Staples Central Fund (b)	611,649	78,205,478
Fidelity Energy Central Fund (b)	720,173	81,242,687
Fidelity Financials Central Fund (b)	2,212,055	116,376,236
Fidelity Health Care Central Fund (b)	678,213	79,398,365
Fidelity Industrials Central Fund (b)	560,703	73,799,683
Fidelity Information Technology Central Fund (b)	719,052	118,391,840
Fidelity Materials Central Fund (b)	170,971	26,608,157
Fidelity Telecom Services Central Fund (b)	190,498	22,071,073
Fidelity Utilities Central Fund (b)	258,904	25,015,270
TOTAL EQUITY CENTRAL FUNDS (Cost $650,855,733)		690,842,461
Money Market Central Funds - 0.1%

Fidelity Cash Central Fund, 0.24% (a) (Cost $352,791)	352,791	352,791
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $651,208,524)		691,195,252
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(633,621)
NET ASSETS - 100%		$ 690,561,631
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 29,744
Fidelity Consumer Discretionary Central Fund	445,455
Fidelity Consumer Staples Central Fund	1,384,155
Fidelity Energy Central Fund	586,940
Fidelity Financials Central Fund	917,524
Fidelity Health Care Central Fund	488,256
Fidelity Industrials Central Fund	584,999
Fidelity Information Technology Central Fund	309,262
Fidelity Materials Central Fund	680,445
Fidelity Securities Lending Cash Central Fund	19,132
Fidelity Telecom Services Central Fund	444,958
Fidelity Utilities Central Fund	451,473
Total	$ 6,342,343
Affiliated Central Funds - continued
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases*	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$ -	$ 63,844,917	$ 5,577,919	$ 69,733,672	10.6%
Fidelity Consumer Staples Central Fund	-	82,106,182	7,723,202	78,205,478	12.6%
Fidelity Energy Central Fund	-	82,829,798	6,297,416	81,242,687	11.7%
Fidelity Financials Central Fund	-	140,460,787	9,542,656	116,376,236	11.7%
Fidelity Health Care Central Fund	-	84,872,495	6,996,338	79,398,365	11.0%
Fidelity Industrials Central Fund	-	68,552,128	4,045,150	73,799,683	10.6%
Fidelity Information Technology Central Fund	-	112,920,900	16,799,227	118,391,840	11.3%
Fidelity Materials Central Fund	-	25,380,805	1,691,441	26,608,157	10.9%
Fidelity Telecom Services Central Fund	-	22,401,873	812,076	22,071,073	12.4%
Fidelity Utilities Central Fund	-	23,707,763	468,207	25,015,270	11.4%
Total	$ -	$ 707,077,648	$ 59,953,632	$ 690,842,461
* Includes in-kind transactions. See Note 2 of the Notes to Financial Statements.
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Other Information - continued
The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Equity Central Funds.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.5%
United Kingdom	1.7%
Ireland	1.3%
Switzerland	1.1%
Others (Individually Less Than 1%)	9.4%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $192,702,070 of which $122,913,463, $27,658,957 and $42,129,650 will expire in fiscal 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2010

Assets
Investments in Fidelity Central Funds (cost $651,208,524)		$ 691,195,252
Cash		1,146
Receivable for investments sold		442,532
Receivable for fund shares sold		902,769
Dividends receivable		8,593
Distributions receivable from Fidelity Central Funds		41
Prepaid expenses		2,431
Other receivables		13,993
Total assets		692,566,757

Liabilities
Payable for fund shares redeemed	$ 1,294,404
Accrued management fee	336,284
Transfer agent fee payable	155,200
Distribution and service plan fees payable	161,923
Other affiliated payables	20,800
Other payables and accrued expenses	36,515
Total liabilities		2,005,126

Net Assets		$ 690,561,631
Net Assets consist of:
Paid in capital		$ 830,226,988
Undistributed net investment income		246,014
Accumulated undistributed net realized gain (loss) on investments		(179,897,688)
Net unrealized appreciation (depreciation) on investments		39,986,317
Net Assets		$ 690,561,631

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($205,797,199 ÷ 11,677,580 shares)	$ 17.62

Maximum offering price per share (100/94.25 of $17.62)	$ 18.69
Class T: Net Asset Value and redemption price per share ($137,131,603 ÷ 7,942,416 shares)	$ 17.27

Maximum offering price per share (100/96.50 of $17.27)	$ 17.90
Class B: Net Asset Value and offering price per share ($18,572,487 ÷ 1,126,579 shares)A	$ 16.49

Class C: Net Asset Value and offering price per share ($52,090,177 ÷ 3,149,205 shares)A	$ 16.54

Institutional Class: Net Asset Value, offering price and redemption price per share ($276,970,165 ÷ 15,317,877 shares)	$ 18.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2010

Investment Income
Dividends		$ 3,524,216
Interest		174
Income from Fidelity Central Funds		6,342,343
Total income		9,866,733

Expenses
Management fee Basic fee	$ 3,573,878
Performance adjustment	(163,514)
Transfer agent fees	1,777,733
Distribution and service plan fees	1,954,852
Accounting and security lending fees	237,157
Custodian fees and expenses	35,789
Independent trustees' compensation	3,534
Registration fees	91,770
Audit	47,044
Legal	2,881
Miscellaneous	8,479
Total expenses before reductions	7,569,603
Expense reductions	(104,598)	7,465,005
Net investment income (loss)		2,401,728
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(32,015,607)
Fidelity Central Funds	3,793,222
Foreign currency transactions	(3,384)
Futures contracts	907,272
Capital gain distributions from Fidelity Central Funds	1,156
Total net realized gain (loss)		(27,317,341)
Change in net unrealized appreciation (depreciation) on: Investment securities	137,519,453
Assets and liabilities in foreign currencies	(411)
Total change in net unrealized appreciation (depreciation)		137,519,042
Net gain (loss)		110,201,701
Net increase (decrease) in net assets resulting from operations		$ 112,603,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,401,728	$ (1,219,918)
Net realized gain (loss)	(27,317,341)	9,219,583
Change in net unrealized appreciation (depreciation)	137,519,042	148,346,246
Net increase (decrease) in net assets resulting from operations	112,603,429	156,345,911
Distributions to shareholders from net investment income	-	(3,580,782)
Share transactions - net increase (decrease)	(15,787,347)	(108,455,450)
Total increase (decrease) in net assets	96,816,082	44,309,679

Net Assets
Beginning of period	593,745,549	549,435,870
End of period (including undistributed net investment income of $246,014 and $0, respectively)	$ 690,561,631	$ 593,745,549

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.81	$ 11.26	$ 20.79	$ 18.41	$ 16.27
Income from Investment Operations
Net investment income (loss) C	.07	(.02)	.06	.02	.02
Net realized and unrealized gain (loss)	2.74	3.65	(9.59)	2.36	2.12
Total from investment operations	2.81	3.63	(9.53)	2.38	2.14
Distributions from net investment income	-	(.08)	-	-	-
Net asset value, end of period	$ 17.62	$ 14.81	$ 11.26	$ 20.79	$ 18.41
Total Return A,B	18.97%	32.42%	(45.84)%	12.93%	13.15%
Ratios to Average Net Assets D
Expenses before reductions	1.15%	1.09%	1.17%	1.20%	1.23%
Expenses net of fee waivers, if any	1.15%	1.09%	1.17%	1.20%	1.23%
Expenses net of all reductions	1.14%	1.08%	1.16%	1.19%	1.20%
Net investment income (loss)	.41%	(.17)%	.38%	.08%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 205,797	$ 205,019	$ 192,603	$ 417,442	$ 167,868
Portfolio turnover rate E	125% F	236%	171%	139%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Portfolio turnover rate excludes non-taxable in kind transactions. See Note 2 of the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.55	$ 11.03	$ 20.42	$ 18.13	$ 16.06
Income from Investment Operations
Net investment income (loss) C	.03	(.05)	.02	(.03)	(.03)
Net realized and unrealized gain (loss)	2.69	3.59	(9.41)	2.32	2.10
Total from investment operations	2.72	3.54	(9.39)	2.29	2.07
Distributions from net investment income	-	(.02)	-	-	-
Net asset value, end of period	$ 17.27	$ 14.55	$ 11.03	$ 20.42	$ 18.13
Total Return A,B	18.69%	32.17%	(45.98)%	12.63%	12.89%
Ratios to Average Net Assets D
Expenses before reductions	1.40%	1.34%	1.41%	1.43%	1.47%
Expenses net of fee waivers, if any	1.40%	1.34%	1.41%	1.43%	1.47%
Expenses net of all reductions	1.39%	1.33%	1.40%	1.42%	1.45%
Net investment income (loss)	.16%	(.42)%	.13%	(.15)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,132	$ 131,822	$ 120,083	$ 301,521	$ 224,550
Portfolio turnover rate E	125% F	236%	171%	139%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Portfolio turnover rate excludes non-taxable in kind transactions. See Note 2 of the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96	$ 10.62	$ 19.76	$ 17.64	$ 15.71
Income from Investment Operations
Net investment income (loss) C	(.05)	(.11)	(.06)	(.13)	(.11)
Net realized and unrealized gain (loss)	2.58	3.45	(9.08)	2.25	2.04
Total from investment operations	2.53	3.34	(9.14)	2.12	1.93
Net asset value, end of period	$ 16.49	$ 13.96	$ 10.62	$ 19.76	$ 17.64
Total Return A,B	18.12%	31.45%	(46.26)%	12.02%	12.29%
Ratios to Average Net Assets D
Expenses before reductions	1.91%	1.85%	1.93%	1.98%	2.01%
Expenses net of fee waivers, if any	1.91%	1.85%	1.93%	1.98%	2.00%
Expenses net of all reductions	1.90%	1.83%	1.92%	1.98%	1.97%
Net investment income (loss)	(.35)%	(.93)%	(.39)%	(.70)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,572	$ 21,422	$ 21,846	$ 60,846	$ 66,973
Portfolio turnover rate E	125% F	236%	171%	139%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Portfolio turnover rate excludes non-taxable in kind transactions. See Note 2 of the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.00	$ 10.66	$ 19.82	$ 17.68	$ 15.74
Income from Investment Operations
Net investment income (loss) C	(.05)	(.11)	(.06)	(.12)	(.11)
Net realized and unrealized gain (loss)	2.59	3.45	(9.10)	2.26	2.05
Total from investment operations	2.54	3.34	(9.16)	2.14	1.94
Net asset value, end of period	$ 16.54	$ 14.00	$ 10.66	$ 19.82	$ 17.68
Total Return A,B	18.14%	31.33%	(46.22)%	12.10%	12.33%
Ratios to Average Net Assets D
Expenses before reductions	1.90%	1.84%	1.90%	1.93%	1.97%
Expenses net of fee waivers, if any	1.90%	1.84%	1.90%	1.93%	1.97%
Expenses net of all reductions	1.89%	1.82%	1.90%	1.92%	1.95%
Net investment income (loss)	(.34)%	(.92)%	(.36)%	(.65)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,090	$ 52,825	$ 55,506	$ 152,514	$ 80,758
Portfolio turnover rate E	125% F	236%	171%	139%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Portfolio turnover rate excludes non-taxable in kind transactions. See Note 2 of the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.15	$ 11.54	$ 21.24	$ 18.75	$ 16.51
Income from Investment Operations
Net investment income (loss) B	.12	.02	.12	.09	.08
Net realized and unrealized gain (loss)	2.81	3.74	(9.82)	2.40	2.16
Total from investment operations	2.93	3.76	(9.70)	2.49	2.24
Distributions from net investment income	-	(.15)	-	-	-
Net asset value, end of period	$ 18.08	$ 15.15	$ 11.54	$ 21.24	$ 18.75
Total Return A	19.34%	32.95%	(45.67)%	13.28%	13.57%
Ratios to Average Net Assets C
Expenses before reductions	.83%	.74%	.84%	.86%	.84%
Expenses net of fee waivers, if any	.83%	.74%	.84%	.86%	.84%
Expenses net of all reductions	.82%	.72%	.83%	.85%	.82%
Net investment income (loss)	.73%	.18%	.71%	.42%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 276,970	$ 182,658	$ 159,399	$ 134,487	$ 38,194
Portfolio turnover rate D	125% E	236%	171%	139%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Portfolio turnover rate excludes non-taxable in kind transactions. See Note 2 of the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

1. Organization.

Fidelity Advisor Stock Selector All Cap Fund (the Fund) (formerly Fidelity Advisor Dynamic Capital Appreciation Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

During the period, the Fund exchanged securities for shares of 10 Fidelity Equity Central Funds ("Equity Central Funds") all of which are affiliated investment companies managed by FMR Co., Inc. (FMRC), an affiliate of FMR. Each of the Equity Central Funds seeks capital appreciation and invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund delivered securities to each Equity Central Fund in exchange for shares of each respective Equity Central Fund, as presented in the accompanying table. The exchange with Telecom Services resulted in a realized gain of $281,695 to the Fund for financial statement and federal income tax purposes.

Annual Report

2. Investments in Fidelity Central Funds - continued

Fidelity Equity Central Fund	Value of Securities Delivered	Unrealized Appreciation/ (Depreciation)	Shares of Equity Central Fund Exchanged
Consumer Discretionary	$ 57,505,946	$ 1,427,858	536,450
Consumer Staples	59,803,334	(156,415)	491,042
Energy	70,881,624	635,169	653,572
Financials	104,881,992	5,101,789	1,673,093
Health Care	65,650,163	(356,030)	574,034
Industrials	65,778,234	1,484,651	556,330
Information Technology	98,730,113	4,712,378	703,914
Materials	22,825,160	158,610	161,583
Telecom Services	15,289,003	(1,523,494)	145,341
Utilities	19,811,137	50,451	220,494
Total	$ 581,156,706	$ 11,534,967	5,715,853

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Equity Central Funds	FMRC	Each fund seeks capital appreciation by investing primarily in common stocks, with a concentration in a particular industry.	Foreign Securities Repurchase Agreements Restricted Securities	Less than .01% to .01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including security valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2009, dividend income has been increased $1,058,322 with a corresponding decrease to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's net asset value. Based on their most recent shareholder report date, expenses of the Fidelity Central Funds ranged from less than .01% to .01%.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 68,589,950
Gross unrealized depreciation	(11,861,291)
Net unrealized appreciation (depreciation)	$ 56,728,659

Tax Cost	$ 634,466,593

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 246,013
Capital loss carryforward	$ (192,702,070)
Net unrealized appreciation (depreciation)	$ 56,728,248

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ -	$ 3,580,782

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $907,272 related to its investment in futures contracts. This amount is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities including the Equity Central Funds, other than short-term securities, aggregated $795,987,243 and $773,455,616, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

FMR pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 507,133	$ 1,582
Class T	.25%	.25%	704,766	-
Class B	.75%	.25%	205,948	154,614
Class C	.75%	.25%	537,005	21,141
			$ 1,954,852	$ 177,337

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,885
Class T	9,564
Class B*	58,006
Class C*	2,611
$ 90,066

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 612,717.30
Class T	426,360.30
Class B	63,962.31
Class C	162,339.30
Institutional Class	512,355.23
	$ 1,777,733

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administered the security lending program. The security lending fee was based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $29,144 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,451 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund loaned portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $19,132.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund and the Equity Central Funds provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $104,507 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $91.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ -	$ 1,326,909
Class T	-	234,767
Institutional Class	-	2,019,106
Total	$ -	$ 3,580,782

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	1,821,852	2,439,081	$ 29,924,644	$ 29,911,965
Reinvestment of distributions	-	110,981	-	1,278,500
Shares redeemed	(3,988,375)	(5,811,897)	(65,110,566)	(71,160,693)
Net increase (decrease)	(2,166,523)	(3,261,835)	$ (35,185,922)	$ (39,970,228)
Class T
Shares sold	1,306,008	1,378,173	$ 21,110,276	$ 16,510,235
Reinvestment of distributions	-	20,312	-	230,342
Shares redeemed	(2,426,596)	(3,219,123)	(39,078,230)	(38,373,708)
Net increase (decrease)	(1,120,588)	(1,820,638)	$ (17,967,954)	$ (21,633,131)
Class B
Shares sold	91,340	152,305	$ 1,395,810	$ 1,747,233
Shares redeemed	(499,407)	(674,459)	(7,692,461)	(7,726,633)
Net increase (decrease)	(408,067)	(522,154)	$ (6,296,651)	$ (5,979,400)
Class C
Shares sold	372,585	449,328	$ 5,727,790	$ 5,150,720
Shares redeemed	(995,517)	(1,886,454)	(15,372,841)	(21,887,912)
Net increase (decrease)	(622,932)	(1,437,126)	$ (9,645,051)	$ (16,737,192)
Institutional Class
Shares sold	6,236,791	3,255,786	$ 102,947,961	$ 39,382,175
Reinvestment of distributions	-	156,940	-	1,842,480
Shares redeemed	(2,979,041)	(5,162,351)	(49,639,730)	(65,360,154)
Net increase (decrease)	3,257,750	(1,749,625)	$ 53,308,231	$ (24,135,499)

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Stock Selector All Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Stock Selector All Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Stock Selector All Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Stock Selector All Cap Fund (formerly known as Fidelity Advisor Dynamic Capital Appreciation Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector All Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector All Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ARG-UANN-0111
1.786677.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Stock Selector All Cap
Fund - Institutional Class

(formerly Fidelity Advisor Dynamic Capital Appreciation Fund)

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investment Summary	<Click Here>	A summary of the fund's holdings.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	19.34%	2.09%	1.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector All Cap Fund - Institutional Class on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Geoff Stein and Christopher Sharpe, who became Lead Co-Portfolio Managers of Fidelity Advisor® Stock Selector All Cap Fund on March 8, 2010: For the year ending November 30, 2010, the fund's Institutional Class shares returned 19.34%, substantially outperforming the S&P 500. On March 8, the fund adopted a multi-manager investment approach and moved from individual equity holdings to a central fund structure, allocating assets in a sector-neutral manner among Fidelity's sector specialists. Our review of the fund's performance reflects its holdings in aggregate. Favorable stock selection and a large overweighting within industrials - especially within the transportation group - contributed the most by far. Stock picks in technology and health care also helped, as did overweighting the consumer discretionary sector. On the downside, positioning in financials dampened performance, as did holding a significant cash stake during the period's first half. Out-of-benchmark airline stocks dominated the list of top individual contributors, including Delta Air Lines; UAL, the parent company of United Air Lines; AMR, the parent company of American Airlines; and Continental Airlines. Conversely, regional banks Synovus Financial - also not in the index - and Marshall & Ilsley were among the principal detractors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Fund invests in Fidelity Central Funds, which are open-end investment companies with similar investment objectives to those of the Fund, available only to other mutual funds and accounts managed by Fidelity Management & Research Company, (FMR) and its affiliates. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying Fidelity Central Funds, the Fund also indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. These expenses are not included in the Fund's annualized expense ratio used to calculate either the actual or hypothetical expense estimates presented in the table but are summarized in a footnote to the table.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.15%
Actual		$ 1,000.00	$ 1,105.40	$ 6.07
HypotheticalA		$ 1,000.00	$ 1,019.30	$ 5.82
Class T	1.40%
Actual		$ 1,000.00	$ 1,104.90	$ 7.39
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.08
Class B	1.90%
Actual		$ 1,000.00	$ 1,102.30	$ 10.01
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.90%
Actual		$ 1,000.00	$ 1,101.90	$ 10.01
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,107.80	$ 4.39
HypotheticalA		$ 1,000.00	$ 1,020.91	$ 4.20

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying Fidelity Central Funds as of their most recent fiscal half year ranged from less than .01% to .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Equity Central Funds.
Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.6	2.4
Exxon Mobil Corp.	2.2	1.0
Procter & Gamble Co.	1.6	1.5
Comerica, Inc.	1.4	0.0
The Coca-Cola Co.	1.3	1.2
Google, Inc. Class A	1.3	0.7
General Electric Co.	1.3	1.4
Visa, Inc. Class A	1.2	0.9
JPMorgan Chase & Co.	0.9	0.8
Citigroup, Inc.	0.9	1.0
	14.7
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.0	18.7
Financials	14.7	16.2
Energy	11.2	10.4
Health Care	11.2	11.7
Consumer Staples	10.9	11.0
Foreign Investments	13.5	13.0

Annual Report

Investment Summary (Unaudited)

The information in the following table is based on the direct investments of the Fund.
Fund Holdings as of November 30, 2010
% of fund's net assets
Equity Central Funds
Fidelity Information Technology Central Fund	17.1
Fidelity Financials Central Fund	16.8
Fidelity Energy Central Fund	11.8
Fidelity Health Care Central Fund	11.5
Fidelity Consumer Staples Central Fund	11.3
Fidelity Industrials Central Fund	10.7
Fidelity Consumer Discretionary Central Fund	10.1
Fidelity Materials Central Fund	3.9
Fidelity Utilities Central Fund	3.6
Fidelity Telecom Services Central Fund	3.2
Total Equity Central Funds	100.0
Money Market Central Funds	0.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0

A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investments in the underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Equity Central Funds - 100.0%
	Shares	Value
Fidelity Consumer Discretionary Central Fund (b)	559,077	$ 69,733,672
Fidelity Consumer Staples Central Fund (b)	611,649	78,205,478
Fidelity Energy Central Fund (b)	720,173	81,242,687
Fidelity Financials Central Fund (b)	2,212,055	116,376,236
Fidelity Health Care Central Fund (b)	678,213	79,398,365
Fidelity Industrials Central Fund (b)	560,703	73,799,683
Fidelity Information Technology Central Fund (b)	719,052	118,391,840
Fidelity Materials Central Fund (b)	170,971	26,608,157
Fidelity Telecom Services Central Fund (b)	190,498	22,071,073
Fidelity Utilities Central Fund (b)	258,904	25,015,270
TOTAL EQUITY CENTRAL FUNDS (Cost $650,855,733)		690,842,461
Money Market Central Funds - 0.1%

Fidelity Cash Central Fund, 0.24% (a) (Cost $352,791)	352,791	352,791
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $651,208,524)		691,195,252
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(633,621)
NET ASSETS - 100%		$ 690,561,631
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 29,744
Fidelity Consumer Discretionary Central Fund	445,455
Fidelity Consumer Staples Central Fund	1,384,155
Fidelity Energy Central Fund	586,940
Fidelity Financials Central Fund	917,524
Fidelity Health Care Central Fund	488,256
Fidelity Industrials Central Fund	584,999
Fidelity Information Technology Central Fund	309,262
Fidelity Materials Central Fund	680,445
Fidelity Securities Lending Cash Central Fund	19,132
Fidelity Telecom Services Central Fund	444,958
Fidelity Utilities Central Fund	451,473
Total	$ 6,342,343
Affiliated Central Funds - continued
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases*	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$ -	$ 63,844,917	$ 5,577,919	$ 69,733,672	10.6%
Fidelity Consumer Staples Central Fund	-	82,106,182	7,723,202	78,205,478	12.6%
Fidelity Energy Central Fund	-	82,829,798	6,297,416	81,242,687	11.7%
Fidelity Financials Central Fund	-	140,460,787	9,542,656	116,376,236	11.7%
Fidelity Health Care Central Fund	-	84,872,495	6,996,338	79,398,365	11.0%
Fidelity Industrials Central Fund	-	68,552,128	4,045,150	73,799,683	10.6%
Fidelity Information Technology Central Fund	-	112,920,900	16,799,227	118,391,840	11.3%
Fidelity Materials Central Fund	-	25,380,805	1,691,441	26,608,157	10.9%
Fidelity Telecom Services Central Fund	-	22,401,873	812,076	22,071,073	12.4%
Fidelity Utilities Central Fund	-	23,707,763	468,207	25,015,270	11.4%
Total	$ -	$ 707,077,648	$ 59,953,632	$ 690,842,461
* Includes in-kind transactions. See Note 2 of the Notes to Financial Statements.
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Other Information - continued
The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Equity Central Funds.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.5%
United Kingdom	1.7%
Ireland	1.3%
Switzerland	1.1%
Others (Individually Less Than 1%)	9.4%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $192,702,070 of which $122,913,463, $27,658,957 and $42,129,650 will expire in fiscal 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2010

Assets
Investments in Fidelity Central Funds (cost $651,208,524)		$ 691,195,252
Cash		1,146
Receivable for investments sold		442,532
Receivable for fund shares sold		902,769
Dividends receivable		8,593
Distributions receivable from Fidelity Central Funds		41
Prepaid expenses		2,431
Other receivables		13,993
Total assets		692,566,757

Liabilities
Payable for fund shares redeemed	$ 1,294,404
Accrued management fee	336,284
Transfer agent fee payable	155,200
Distribution and service plan fees payable	161,923
Other affiliated payables	20,800
Other payables and accrued expenses	36,515
Total liabilities		2,005,126

Net Assets		$ 690,561,631
Net Assets consist of:
Paid in capital		$ 830,226,988
Undistributed net investment income		246,014
Accumulated undistributed net realized gain (loss) on investments		(179,897,688)
Net unrealized appreciation (depreciation) on investments		39,986,317
Net Assets		$ 690,561,631

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($205,797,199 ÷ 11,677,580 shares)	$ 17.62

Maximum offering price per share (100/94.25 of $17.62)	$ 18.69
Class T: Net Asset Value and redemption price per share ($137,131,603 ÷ 7,942,416 shares)	$ 17.27

Maximum offering price per share (100/96.50 of $17.27)	$ 17.90
Class B: Net Asset Value and offering price per share ($18,572,487 ÷ 1,126,579 shares)A	$ 16.49

Class C: Net Asset Value and offering price per share ($52,090,177 ÷ 3,149,205 shares)A	$ 16.54

Institutional Class: Net Asset Value, offering price and redemption price per share ($276,970,165 ÷ 15,317,877 shares)	$ 18.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2010

Investment Income
Dividends		$ 3,524,216
Interest		174
Income from Fidelity Central Funds		6,342,343
Total income		9,866,733

Expenses
Management fee Basic fee	$ 3,573,878
Performance adjustment	(163,514)
Transfer agent fees	1,777,733
Distribution and service plan fees	1,954,852
Accounting and security lending fees	237,157
Custodian fees and expenses	35,789
Independent trustees' compensation	3,534
Registration fees	91,770
Audit	47,044
Legal	2,881
Miscellaneous	8,479
Total expenses before reductions	7,569,603
Expense reductions	(104,598)	7,465,005
Net investment income (loss)		2,401,728
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(32,015,607)
Fidelity Central Funds	3,793,222
Foreign currency transactions	(3,384)
Futures contracts	907,272
Capital gain distributions from Fidelity Central Funds	1,156
Total net realized gain (loss)		(27,317,341)
Change in net unrealized appreciation (depreciation) on: Investment securities	137,519,453
Assets and liabilities in foreign currencies	(411)
Total change in net unrealized appreciation (depreciation)		137,519,042
Net gain (loss)		110,201,701
Net increase (decrease) in net assets resulting from operations		$ 112,603,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,401,728	$ (1,219,918)
Net realized gain (loss)	(27,317,341)	9,219,583
Change in net unrealized appreciation (depreciation)	137,519,042	148,346,246
Net increase (decrease) in net assets resulting from operations	112,603,429	156,345,911
Distributions to shareholders from net investment income	-	(3,580,782)
Share transactions - net increase (decrease)	(15,787,347)	(108,455,450)
Total increase (decrease) in net assets	96,816,082	44,309,679

Net Assets
Beginning of period	593,745,549	549,435,870
End of period (including undistributed net investment income of $246,014 and $0, respectively)	$ 690,561,631	$ 593,745,549

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.81	$ 11.26	$ 20.79	$ 18.41	$ 16.27
Income from Investment Operations
Net investment income (loss) C	.07	(.02)	.06	.02	.02
Net realized and unrealized gain (loss)	2.74	3.65	(9.59)	2.36	2.12
Total from investment operations	2.81	3.63	(9.53)	2.38	2.14
Distributions from net investment income	-	(.08)	-	-	-
Net asset value, end of period	$ 17.62	$ 14.81	$ 11.26	$ 20.79	$ 18.41
Total Return A,B	18.97%	32.42%	(45.84)%	12.93%	13.15%
Ratios to Average Net Assets D
Expenses before reductions	1.15%	1.09%	1.17%	1.20%	1.23%
Expenses net of fee waivers, if any	1.15%	1.09%	1.17%	1.20%	1.23%
Expenses net of all reductions	1.14%	1.08%	1.16%	1.19%	1.20%
Net investment income (loss)	.41%	(.17)%	.38%	.08%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 205,797	$ 205,019	$ 192,603	$ 417,442	$ 167,868
Portfolio turnover rate E	125% F	236%	171%	139%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Portfolio turnover rate excludes non-taxable in kind transactions. See Note 2 of the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.55	$ 11.03	$ 20.42	$ 18.13	$ 16.06
Income from Investment Operations
Net investment income (loss) C	.03	(.05)	.02	(.03)	(.03)
Net realized and unrealized gain (loss)	2.69	3.59	(9.41)	2.32	2.10
Total from investment operations	2.72	3.54	(9.39)	2.29	2.07
Distributions from net investment income	-	(.02)	-	-	-
Net asset value, end of period	$ 17.27	$ 14.55	$ 11.03	$ 20.42	$ 18.13
Total Return A,B	18.69%	32.17%	(45.98)%	12.63%	12.89%
Ratios to Average Net Assets D
Expenses before reductions	1.40%	1.34%	1.41%	1.43%	1.47%
Expenses net of fee waivers, if any	1.40%	1.34%	1.41%	1.43%	1.47%
Expenses net of all reductions	1.39%	1.33%	1.40%	1.42%	1.45%
Net investment income (loss)	.16%	(.42)%	.13%	(.15)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,132	$ 131,822	$ 120,083	$ 301,521	$ 224,550
Portfolio turnover rate E	125% F	236%	171%	139%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Portfolio turnover rate excludes non-taxable in kind transactions. See Note 2 of the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96	$ 10.62	$ 19.76	$ 17.64	$ 15.71
Income from Investment Operations
Net investment income (loss) C	(.05)	(.11)	(.06)	(.13)	(.11)
Net realized and unrealized gain (loss)	2.58	3.45	(9.08)	2.25	2.04
Total from investment operations	2.53	3.34	(9.14)	2.12	1.93
Net asset value, end of period	$ 16.49	$ 13.96	$ 10.62	$ 19.76	$ 17.64
Total Return A,B	18.12%	31.45%	(46.26)%	12.02%	12.29%
Ratios to Average Net Assets D
Expenses before reductions	1.91%	1.85%	1.93%	1.98%	2.01%
Expenses net of fee waivers, if any	1.91%	1.85%	1.93%	1.98%	2.00%
Expenses net of all reductions	1.90%	1.83%	1.92%	1.98%	1.97%
Net investment income (loss)	(.35)%	(.93)%	(.39)%	(.70)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,572	$ 21,422	$ 21,846	$ 60,846	$ 66,973
Portfolio turnover rate E	125% F	236%	171%	139%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Portfolio turnover rate excludes non-taxable in kind transactions. See Note 2 of the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.00	$ 10.66	$ 19.82	$ 17.68	$ 15.74
Income from Investment Operations
Net investment income (loss) C	(.05)	(.11)	(.06)	(.12)	(.11)
Net realized and unrealized gain (loss)	2.59	3.45	(9.10)	2.26	2.05
Total from investment operations	2.54	3.34	(9.16)	2.14	1.94
Net asset value, end of period	$ 16.54	$ 14.00	$ 10.66	$ 19.82	$ 17.68
Total Return A,B	18.14%	31.33%	(46.22)%	12.10%	12.33%
Ratios to Average Net Assets D
Expenses before reductions	1.90%	1.84%	1.90%	1.93%	1.97%
Expenses net of fee waivers, if any	1.90%	1.84%	1.90%	1.93%	1.97%
Expenses net of all reductions	1.89%	1.82%	1.90%	1.92%	1.95%
Net investment income (loss)	(.34)%	(.92)%	(.36)%	(.65)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,090	$ 52,825	$ 55,506	$ 152,514	$ 80,758
Portfolio turnover rate E	125% F	236%	171%	139%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Portfolio turnover rate excludes non-taxable in kind transactions. See Note 2 of the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 15.15	$ 11.54	$ 21.24	$ 18.75	$ 16.51
Income from Investment Operations
Net investment income (loss) B	.12	.02	.12	.09	.08
Net realized and unrealized gain (loss)	2.81	3.74	(9.82)	2.40	2.16
Total from investment operations	2.93	3.76	(9.70)	2.49	2.24
Distributions from net investment income	-	(.15)	-	-	-
Net asset value, end of period	$ 18.08	$ 15.15	$ 11.54	$ 21.24	$ 18.75
Total Return A	19.34%	32.95%	(45.67)%	13.28%	13.57%
Ratios to Average Net Assets C
Expenses before reductions	.83%	.74%	.84%	.86%	.84%
Expenses net of fee waivers, if any	.83%	.74%	.84%	.86%	.84%
Expenses net of all reductions	.82%	.72%	.83%	.85%	.82%
Net investment income (loss)	.73%	.18%	.71%	.42%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 276,970	$ 182,658	$ 159,399	$ 134,487	$ 38,194
Portfolio turnover rate D	125% E	236%	171%	139%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Portfolio turnover rate excludes non-taxable in kind transactions. See Note 2 of the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

1. Organization.

Fidelity Advisor Stock Selector All Cap Fund (the Fund) (formerly Fidelity Advisor Dynamic Capital Appreciation Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

During the period, the Fund exchanged securities for shares of 10 Fidelity Equity Central Funds ("Equity Central Funds") all of which are affiliated investment companies managed by FMR Co., Inc. (FMRC), an affiliate of FMR. Each of the Equity Central Funds seeks capital appreciation and invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund delivered securities to each Equity Central Fund in exchange for shares of each respective Equity Central Fund, as presented in the accompanying table. The exchange with Telecom Services resulted in a realized gain of $281,695 to the Fund for financial statement and federal income tax purposes.

Annual Report

2. Investments in Fidelity Central Funds - continued

Fidelity Equity Central Fund	Value of Securities Delivered	Unrealized Appreciation/ (Depreciation)	Shares of Equity Central Fund Exchanged
Consumer Discretionary	$ 57,505,946	$ 1,427,858	536,450
Consumer Staples	59,803,334	(156,415)	491,042
Energy	70,881,624	635,169	653,572
Financials	104,881,992	5,101,789	1,673,093
Health Care	65,650,163	(356,030)	574,034
Industrials	65,778,234	1,484,651	556,330
Information Technology	98,730,113	4,712,378	703,914
Materials	22,825,160	158,610	161,583
Telecom Services	15,289,003	(1,523,494)	145,341
Utilities	19,811,137	50,451	220,494
Total	$ 581,156,706	$ 11,534,967	5,715,853

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Equity Central Funds	FMRC	Each fund seeks capital appreciation by investing primarily in common stocks, with a concentration in a particular industry.	Foreign Securities Repurchase Agreements Restricted Securities	Less than .01% to .01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including security valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2009, dividend income has been increased $1,058,322 with a corresponding decrease to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's net asset value. Based on their most recent shareholder report date, expenses of the Fidelity Central Funds ranged from less than .01% to .01%.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 68,589,950
Gross unrealized depreciation	(11,861,291)
Net unrealized appreciation (depreciation)	$ 56,728,659

Tax Cost	$ 634,466,593

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 246,013
Capital loss carryforward	$ (192,702,070)
Net unrealized appreciation (depreciation)	$ 56,728,248

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ -	$ 3,580,782

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $907,272 related to its investment in futures contracts. This amount is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities including the Equity Central Funds, other than short-term securities, aggregated $795,987,243 and $773,455,616, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

FMR pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 507,133	$ 1,582
Class T	.25%	.25%	704,766	-
Class B	.75%	.25%	205,948	154,614
Class C	.75%	.25%	537,005	21,141
			$ 1,954,852	$ 177,337

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,885
Class T	9,564
Class B*	58,006
Class C*	2,611
$ 90,066

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 612,717.30
Class T	426,360.30
Class B	63,962.31
Class C	162,339.30
Institutional Class	512,355.23
	$ 1,777,733

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administered the security lending program. The security lending fee was based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $29,144 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,451 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund loaned portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $19,132.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund and the Equity Central Funds provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $104,507 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $91.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ -	$ 1,326,909
Class T	-	234,767
Institutional Class	-	2,019,106
Total	$ -	$ 3,580,782

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009	2010	2009
Class A
Shares sold	1,821,852	2,439,081	$ 29,924,644	$ 29,911,965
Reinvestment of distributions	-	110,981	-	1,278,500
Shares redeemed	(3,988,375)	(5,811,897)	(65,110,566)	(71,160,693)
Net increase (decrease)	(2,166,523)	(3,261,835)	$ (35,185,922)	$ (39,970,228)
Class T
Shares sold	1,306,008	1,378,173	$ 21,110,276	$ 16,510,235
Reinvestment of distributions	-	20,312	-	230,342
Shares redeemed	(2,426,596)	(3,219,123)	(39,078,230)	(38,373,708)
Net increase (decrease)	(1,120,588)	(1,820,638)	$ (17,967,954)	$ (21,633,131)
Class B
Shares sold	91,340	152,305	$ 1,395,810	$ 1,747,233
Shares redeemed	(499,407)	(674,459)	(7,692,461)	(7,726,633)
Net increase (decrease)	(408,067)	(522,154)	$ (6,296,651)	$ (5,979,400)
Class C
Shares sold	372,585	449,328	$ 5,727,790	$ 5,150,720
Shares redeemed	(995,517)	(1,886,454)	(15,372,841)	(21,887,912)
Net increase (decrease)	(622,932)	(1,437,126)	$ (9,645,051)	$ (16,737,192)
Institutional Class
Shares sold	6,236,791	3,255,786	$ 102,947,961	$ 39,382,175
Reinvestment of distributions	-	156,940	-	1,842,480
Shares redeemed	(2,979,041)	(5,162,351)	(49,639,730)	(65,360,154)
Net increase (decrease)	3,257,750	(1,749,625)	$ 53,308,231	$ (24,135,499)

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Stock Selector All Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Stock Selector All Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Stock Selector All Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Stock Selector All Cap Fund (formerly known as Fidelity Advisor Dynamic Capital Appreciation Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector All Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector All Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ARGI-UANN-0111
1.786678.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Value Strategies
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	16.08%	1.05%	5.53%
Class T (incl. 3.50% sales charge)	18.67%	1.34%	5.57%
Class B (incl. contingent deferred sales charge) A	17.29%	1.24%	5.55%
Class C (incl. contingent deferred sales charge) B	21.25%	1.48%	5.33%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on August 16, 2001. Returns prior to August 16, 2001, are those of Class B, and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Strategies Fund - Class A on November 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Thomas Soviero, who became Portfolio Manager of Fidelity Advisor® Value Strategies Fund on May 1, 2010: For the year, the fund's Class  A, Class T, Class B and Class C shares returned 23.16%, 22.98%, 22.29% and 22.25%, respectively (excluding sales charges), outperforming the 22.07% return of the Russell Midcap® Value Index. At the sector level, strong stock selection in materials, information technology and industrials helped versus the index. Individual contributors included specialty chemicals manufacturer Solutia, global real estate services firm CB Richard Ellis Group, chemical company LyondellBasell Industries, technology equipment manufacturer Bell Microproducts - which was acquired by Avnet in July - and auto-parts retailer Advance Auto Parts. Conversely, unfavorable positioning in energy and health care dampened results. In terms of individual securities, homebuilder PulteGroup detracted, as did California-based banking giant Wells Fargo, regional bank U.S. Bancorp and independent oil and natural gas company Southwestern Energy. All of the stocks I've mentioned, except PulteGroup, were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.05%
Actual		$ 1,000.00	$ 1,085.80	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.80	$ 5.32
Class T	1.23%
Actual		$ 1,000.00	$ 1,085.20	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.23
Class B	1.79%
Actual		$ 1,000.00	$ 1,081.80	$ 9.34
HypotheticalA		$ 1,000.00	$ 1,016.09	$ 9.05
Class C	1.80%
Actual		$ 1,000.00	$ 1,081.70	$ 9.39
HypotheticalA		$ 1,000.00	$ 1,016.04	$ 9.10
Fidelity Value Strategies Fund	.78%
Actual		$ 1,000.00	$ 1,087.50	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,021.16	$ 3.95
Fidelity Value Strategies Fund Class K	.56%
Actual		$ 1,000.00	$ 1,088.80	$ 2.93
HypotheticalA		$ 1,000.00	$ 1,022.26	$ 2.84
Institutional Class	.72%
Actual		$ 1,000.00	$ 1,088.00	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.46	$ 3.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Cott Corp.	2.6	0.0
AFLAC, Inc.	2.0	0.1
GameStop Corp. Class A	1.9	0.0
LyondellBasell Industries NV Class A	1.9	0.4
U.S. Bancorp, Delaware	1.7	1.7
AES Corp.	1.7	1.1
PPG Industries, Inc.	1.7	0.0
Innophos Holdings, Inc.	1.5	0.4
American Electric Power Co., Inc.	1.4	0.4
Union Pacific Corp.	1.2	1.0
	17.6
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.6	18.0
Consumer Discretionary	15.3	17.9
Industrials	13.3	15.0
Materials	11.5	8.1
Information Technology	11.1	10.8
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 96.7%		Stocks 97.2%
	Bonds 0.0%		Bonds 0.0%†
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	15.3%	** Foreign investments	11.5%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 1.0%
Autoliv, Inc.	56,100	$ 4,119
Delphi Corp. Class B (a)(f)	207	3,364
TRW Automotive Holdings Corp. (a)	77,600	3,685
		11,168
Automobiles - 0.9%
Bayerische Motoren Werke AG (BMW)	36,387	2,736
General Motors Co.	74,100	2,534
Harley-Davidson, Inc.	148,300	4,639
		9,909
Diversified Consumer Services - 0.7%
Service Corp. International	609,400	4,912
Stewart Enterprises, Inc. Class A	484,700	2,748
		7,660
Hotels, Restaurants & Leisure - 2.8%
Ameristar Casinos, Inc.	197,900	3,534
Brinker International, Inc.	177,108	3,620
Cedar Fair LP (depository unit)	231,920	3,414
O'Charleys, Inc. (a)	404,555	2,800
Starwood Hotels & Resorts Worldwide, Inc.	96,687	5,496
WMS Industries, Inc. (a)	148,800	6,599
Wyndham Worldwide Corp.	203,867	5,861
		31,324
Household Durables - 2.4%
KB Home (d)	243,794	2,755
Lennar Corp. Class A	212,200	3,223
PulteGroup, Inc. (a)	1,078,525	6,752
Stanley Black & Decker, Inc.	161,437	9,610
Techtronic Industries Co. Ltd.	3,985,500	4,332
		26,672
Media - 1.6%
Cablevision Systems Corp. - NY Group Class A	184,535	5,844
Omnicom Group, Inc.	125,512	5,703
United Business Media Ltd.	192,600	1,845
Valassis Communications, Inc. (a)	121,789	3,964
		17,356
Specialty Retail - 4.9%
Advance Auto Parts, Inc.	166,790	11,006
Asbury Automotive Group, Inc. (a)	483,141	7,605
Carphone Warehouse Group PLC (a)	528,788	3,154
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Casual Male Retail Group, Inc. (a)	421,708	$ 2,024
Charming Shoppes, Inc. (a)	184,800	703
GameStop Corp. Class A (a)	1,084,162	21,597
Jos. A. Bank Clothiers, Inc. (a)	88,587	3,990
Sonic Automotive, Inc. Class A (sub. vtg.) (d)	276,166	3,419
		53,498
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc. (a)	165,900	4,504
Iconix Brand Group, Inc. (a)	240,139	4,486
		8,990
TOTAL CONSUMER DISCRETIONARY		166,577
CONSUMER STAPLES - 6.1%
Beverages - 2.8%
Cott Corp. (a)	3,379,625	27,985
Molson Coors Brewing Co. Class B	53,033	2,527
		30,512
Food & Staples Retailing - 0.3%
Whole Foods Market, Inc. (a)	76,800	3,626
Food Products - 2.5%
Bunge Ltd.	102,500	6,234
Calavo Growers, Inc.	232,028	5,358
Ralcorp Holdings, Inc. (a)	89,500	5,542
SunOpta, Inc. (a)	1,545,185	10,708
		27,842
Personal Products - 0.5%
Avon Products, Inc.	190,396	5,438
TOTAL CONSUMER STAPLES		67,418
ENERGY - 7.2%
Energy Equipment & Services - 0.6%
Weatherford International Ltd. (a)	317,600	6,482
Oil, Gas & Consumable Fuels - 6.6%
Arch Coal, Inc.	230,900	6,742
Cabot Oil & Gas Corp.	153,900	5,382
Concho Resources, Inc. (a)	75,400	6,239
ConocoPhillips	200,300	12,052
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Denbury Resources, Inc. (a)	589,958	$ 10,725
Petrohawk Energy Corp. (a)	291,959	5,206
Pioneer Natural Resources Co.	56,000	4,486
Southwestern Energy Co. (a)	215,487	7,801
Suncor Energy, Inc.	73,200	2,459
Ultra Petroleum Corp. (a)	114,500	5,380
Whiting Petroleum Corp. (a)	25,500	2,806
Williams Companies, Inc.	154,500	3,524
		72,802
TOTAL ENERGY		79,284
FINANCIALS - 16.6%
Commercial Banks - 5.3%
BB&T Corp.	449,231	10,422
CapitalSource, Inc.	1,001,324	6,469
China Construction Bank Corp.:
rights 12/8/10 (a)	417,830	142
(H Shares)	5,969,000	5,389
Regions Financial Corp.	812,863	4,373
SVB Financial Group (a)	72,715	3,267
U.S. Bancorp, Delaware	794,584	18,895
Wells Fargo & Co.	343,185	9,338
		58,295
Diversified Financial Services - 0.4%
Bank of America Corp.	424,706	4,651
Insurance - 7.5%
AEGON NV (a)	714,900	3,930
AFLAC, Inc.	435,155	22,410
Assurant, Inc.	85,200	3,005
Delphi Financial Group, Inc. Class A	298,511	7,666
Everest Re Group Ltd.	61,425	5,128
Genworth Financial, Inc. Class A (a)	457,190	5,331
Lincoln National Corp.	513,200	12,255
Old Republic International Corp.	265,200	3,357
Platinum Underwriters Holdings Ltd.	160,100	6,921
Reinsurance Group of America, Inc.	80,400	4,014
Unum Group	245,860	5,284
XL Capital Ltd. Class A	208,512	4,099
		83,400
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 1.8%
CBL & Associates Properties, Inc.	215,313	$ 3,553
Host Hotels & Resorts, Inc.	373,500	6,155
SL Green Realty Corp.	111,700	7,305
Weyerhaeuser Co.	164,930	2,753
		19,766
Real Estate Management & Development - 1.6%
CB Richard Ellis Group, Inc. Class A (a)	533,704	10,242
Forest City Enterprises, Inc. Class A (a)(d)	207,800	3,190
Jones Lang LaSalle, Inc.	52,719	4,208
		17,640
TOTAL FINANCIALS		183,752
HEALTH CARE - 7.1%
Biotechnology - 0.5%
PDL BioPharma, Inc.	361,000	2,087
Zogenix, Inc.	851,300	3,278
		5,365
Health Care Equipment & Supplies - 2.2%
C. R. Bard, Inc.	76,900	6,525
Cooper Companies, Inc.	103,831	5,555
Covidien PLC	114,575	4,820
Hill-Rom Holdings, Inc.	56,300	2,228
Orthofix International NV (a)	94,517	2,570
St. Jude Medical, Inc. (a)	10,864	420
Symmetry Medical, Inc. (a)	236,212	1,930
		24,048
Health Care Providers & Services - 2.9%
DaVita, Inc. (a)	80,798	5,874
Emeritus Corp. (a)(d)	356,066	6,420
Quest Diagnostics, Inc.	174,182	8,591
Universal Health Services, Inc. Class B	284,414	11,695
		32,580
Life Sciences Tools & Services - 1.0%
Life Technologies Corp. (a)	74,100	3,691
Lonza Group AG	34,098	2,631
PerkinElmer, Inc.	211,600	4,930
		11,252
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 0.5%
Ardea Biosciences, Inc. (a)	88,497	$ 1,967
Teva Pharmaceutical Industries Ltd. sponsored ADR	61,000	3,052
		5,019
TOTAL HEALTH CARE		78,264
INDUSTRIALS - 13.3%
Aerospace & Defense - 3.3%
Alliant Techsystems, Inc.	107,200	7,923
DigitalGlobe, Inc. (a)	337,600	9,969
Esterline Technologies Corp. (a)	101,822	5,995
Precision Castparts Corp.	19,410	2,680
TransDigm Group, Inc. (a)	146,900	10,063
		36,630
Airlines - 0.2%
US Airways Group, Inc. (a)	231,750	2,586
Building Products - 1.5%
Armstrong World Industries, Inc.	77,022	3,733
Masco Corp.	417,409	4,554
Owens Corning (a)	310,211	8,162
		16,449
Commercial Services & Supplies - 0.4%
Interface, Inc. Class A	96,773	1,397
The Geo Group, Inc. (a)	101,400	2,444
		3,841
Construction & Engineering - 0.3%
MYR Group, Inc. (a)	210,200	3,315
Electrical Equipment - 0.6%
Acuity Brands, Inc.	54,659	2,944
Regal-Beloit Corp.	63,554	3,877
		6,821
Industrial Conglomerates - 0.9%
Carlisle Companies, Inc.	77,200	2,827
Rheinmetall AG	31,300	2,020
Textron, Inc.	223,717	5,002
		9,849
Machinery - 4.4%
Accuride Corp. (a)	143,090	1,660
AGCO Corp. (a)	112,500	5,078
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
ArvinMeritor, Inc. (a)	317,819	$ 5,673
Blount International, Inc. (a)	292,004	4,514
Commercial Vehicle Group, Inc. (a)	320,720	4,545
Cummins, Inc.	77,300	7,507
Ingersoll-Rand Co. Ltd.	236,000	9,676
Navistar International Corp. (a)	56,789	2,906
Timken Co.	145,704	6,347
		47,906
Marine - 0.3%
Ultrapetrol (Bahamas) Ltd. (a)	524,853	3,627
Road & Rail - 1.2%
Union Pacific Corp.	148,800	13,408
Trading Companies & Distributors - 0.2%
Houston Wire & Cable Co. (d)	189,311	2,016
TOTAL INDUSTRIALS		146,448
INFORMATION TECHNOLOGY - 11.1%
Communications Equipment - 0.8%
Comverse Technology, Inc. (a)	613,366	4,717
Juniper Networks, Inc. (a)	129,100	4,392
		9,109
Computers & Peripherals - 0.9%
SanDisk Corp. (a)	76,493	3,412
Western Digital Corp. (a)	201,500	6,750
		10,162
Electronic Equipment & Components - 2.0%
Agilent Technologies, Inc. (a)	184,300	6,454
Anixter International, Inc.	109,180	6,100
Avnet, Inc. (a)	183,661	5,629
Cognex Corp.	77,341	2,162
Vishay Intertechnology, Inc. (a)	154,600	2,205
		22,550
Internet Software & Services - 0.9%
NetEase.com, Inc. sponsored ADR (a)	107,800	4,116
Rackspace Hosting, Inc. (a)	193,318	5,639
		9,755
IT Services - 1.3%
Acxiom Corp. (a)	215,782	3,670
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
CoreLogic, Inc. (a)	196,000	$ 3,569
Fidelity National Information Services, Inc.	268,430	7,221
		14,460
Office Electronics - 0.6%
Xerox Corp.	572,377	6,559
Semiconductors & Semiconductor Equipment - 4.0%
KLA-Tencor Corp.	174,580	6,402
Lam Research Corp. (a)	212,153	9,617
MEMC Electronic Materials, Inc. (a)	283,800	3,284
Micron Technology, Inc. (a)	455,483	3,307
ON Semiconductor Corp. (a)	1,064,470	8,681
Spansion, Inc. Class A (a)(d)	641,043	12,673
		43,964
Software - 0.6%
Epicor Software Corp. (a)	700,473	6,556
TOTAL INFORMATION TECHNOLOGY		123,115
MATERIALS - 11.5%
Chemicals - 8.7%
Air Products & Chemicals, Inc.	63,070	5,438
Albemarle Corp.	131,098	7,091
Ferro Corp. (a)	501,500	7,156
Innophos Holdings, Inc.	500,410	17,044
LyondellBasell Industries NV Class A (a)	701,600	20,494
PPG Industries, Inc.	236,200	18,414
Solutia, Inc. (a)	430,260	9,199
W.R. Grace & Co. (a)	219,128	7,334
Wacker Chemie AG	22,171	3,798
		95,968
Containers & Packaging - 0.4%
Owens-Illinois, Inc. (a)	164,139	4,412
Metals & Mining - 2.4%
Carpenter Technology Corp.	86,796	3,165
Compass Minerals International, Inc.	64,635	5,339
Globe Specialty Metals, Inc. (a)	360,745	5,848
Gulf Resources, Inc. (a)(g)	180,390	1,838
Haynes International, Inc.	18,860	729
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Horsehead Holding Corp. (a)	76,800	$ 893
Newcrest Mining Ltd.	230,011	8,740
		26,552
TOTAL MATERIALS		126,932
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.8%
Cogent Communications Group, Inc. (a)	327,858	3,961
Global Crossing Ltd. (a)	533,568	7,134
Qwest Communications International, Inc.	1,169,600	8,187
		19,282
Wireless Telecommunication Services - 1.1%
NII Holdings, Inc. (a)	323,530	12,540
TOTAL TELECOMMUNICATION SERVICES		31,822
UTILITIES - 5.8%
Electric Utilities - 1.8%
American Electric Power Co., Inc.	446,100	15,881
FirstEnergy Corp.	130,269	4,574
		20,455
Independent Power Producers & Energy Traders - 2.6%
AES Corp. (a)	1,707,000	18,453
Calpine Corp. (a)	839,263	10,155
		28,608
Multi-Utilities - 1.4%
Alliant Energy Corp.	191,200	6,942
CMS Energy Corp.	153,900	2,766
Sempra Energy	108,039	5,412
		15,120
TOTAL UTILITIES		64,183
TOTAL COMMON STOCKS (Cost $978,142)		1,067,795
Convertible Preferred Stocks - 0.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
LodgeNet Entertainment Corp. 10.00% (e)	2,300	$ 2,542
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,231)		2,542
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 0.24% (b)	34,575,904	34,576
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	11,048,975	11,049
TOTAL MONEY MARKET FUNDS (Cost $45,625)		45,625
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,025,998)		1,115,962
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(11,686)
NET ASSETS - 100%		$ 1,104,276
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,542,000 or 0.2% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,838,000 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Gulf Resources, Inc.	12/11/09	$ 1,533
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 46
Fidelity Securities Lending Cash Central Fund	79
Total	$ 125
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 169,119	$ 163,213	$ 5,906	$ -
Consumer Staples	67,418	67,418	-	-
Energy	79,284	79,284	-	-
Financials	183,752	179,822	3,930	-
Health Care	78,264	78,264	-	-
Industrials	146,448	146,448	-	-
Information Technology	123,115	123,115	-	-
Materials	126,932	126,932	-	-
Telecommunication Services	31,822	31,822	-	-
Utilities	64,183	64,183	-	-
Money Market Funds	45,625	45,625	-	-
Total Investments in Securities:	$ 1,115,962	$ 1,106,126	$ 9,836	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.7%
Canada	4.3%
Bermuda	2.3%
Netherlands	2.2%
Ireland	1.7%
Others (Individually Less Than 1%)	4.8%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $437,049,000 of which $249,917,000 and $187,132,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $10,623) - See accompanying schedule: Unaffiliated issuers (cost $980,373)	$ 1,070,337
Fidelity Central Funds (cost $45,625)	45,625
Total Investments (cost $1,025,998)		$ 1,115,962
Cash		18
Receivable for investments sold		4,139
Receivable for fund shares sold		700
Dividends receivable		1,290
Distributions receivable from Fidelity Central Funds		9
Prepaid expenses		4
Other receivables		13
Total assets		1,122,135

Liabilities
Payable for investments purchased Regular delivery	$ 282
Delayed delivery	3,419
Payable for fund shares redeemed	2,098
Accrued management fee	442
Distribution and service plan fees payable	260
Other affiliated payables	264
Other payables and accrued expenses	45
Collateral on securities loaned, at value	11,049
Total liabilities		17,859

Net Assets		$ 1,104,276
Net Assets consist of:
Paid in capital		$ 1,459,133
Undistributed net investment income		1,371
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(446,189)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		89,961
Net Assets		$ 1,104,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($220,635 ÷ 9,545.4 shares)	$ 23.11

Maximum offering price per share (100/94.25 of $23.11)	$ 24.52
Class T: Net Asset Value and redemption price per share ($344,255 ÷ 14,404.2 shares)	$ 23.90

Maximum offering price per share (100/96.50 of $23.90)	$ 24.77
Class B: Net Asset Value and offering price per share ($29,923 ÷ 1,400.2 shares)A	$ 21.37

Class C: Net Asset Value and offering price per share ($49,159 ÷ 2,326.3 shares)A	$ 21.13

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($360,244 ÷ 13,961.6 shares)	$ 25.80

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($47,364 ÷ 1,834.4 shares)	$ 25.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($52,696 ÷ 2,134.7 shares)	$ 24.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 10,831
Special dividends		1,786
Interest		2
Income from Fidelity Central Funds		125
Total income		12,744

Expenses
Management fee Basic fee	$ 6,004
Performance adjustment	(1,044)
Transfer agent fees	2,813
Distribution and service plan fees	3,106
Accounting and security lending fees	366
Custodian fees and expenses	82
Independent trustees' compensation	6
Registration fees	133
Audit	72
Legal	5
Miscellaneous	13
Total expenses before reductions	11,556
Expense reductions	(134)	11,422
Net investment income (loss)		1,322
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,248
Foreign currency transactions	(29)
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		54,220
Change in net unrealized appreciation (depreciation) on: Investment securities	147,574
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		147,568
Net gain (loss)		201,788
Net increase (decrease) in net assets resulting from operations		$ 203,110

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,322	$ 2,418
Net realized gain (loss)	54,220	(159,963)
Change in net unrealized appreciation (depreciation)	147,568	504,549
Net increase (decrease) in net assets resulting from operations	203,110	347,004
Distributions to shareholders from net investment income	-	(4,690)
Distributions to shareholders from net realized gain	(296)	-
Total distributions	(296)	(4,690)
Share transactions - net increase (decrease)	(38,945)	(45,798)
Total increase (decrease) in net assets	163,869	296,516

Net Assets
Beginning of period	940,407	643,891
End of period (including undistributed net investment income of $1,371 and distributions in excess of net investment income of $1, respectively)	$ 1,104,276	$ 940,407

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 18.77	$ 11.87	$ 30.67	$ 33.03	$ 35.39
Income from Investment Operations
Net investment income (loss) C	.03 F	.06	.10	.02	.06
Net realized and unrealized gain (loss)	4.32	6.96	(14.37)	1.89	4.94
Total from investment operations	4.35	7.02	(14.27)	1.91	5.00
Distributions from net investment income	-	(.12)	-	-	(.01)
Distributions from net realized gain	(.01)	-	(4.53)	(4.27)	(7.35)
Total distributions	(.01)	(.12)	(4.53)	(4.27)	(7.36)
Net asset value, end of period	$ 23.11	$ 18.77	$ 11.87	$ 30.67	$ 33.03
Total Return A, B	23.16%	59.70%	(54.45)%	6.46%	17.23%
Ratios to Average Net Assets D, G
Expenses before reductions	1.08%	1.03%	1.14%	1.16%	1.17%
Expenses net of fee waivers, if any	1.08%	1.03%	1.14%	1.16%	1.17%
Expenses net of all reductions	1.07%	1.02%	1.14%	1.15%	1.16%
Net investment income (loss)	.12% F	.39%	.45%	.07%	.20%
Supplemental Data
Net assets, end of period (in millions)	$ 221	$ 206	$ 139	$ 355	$ 334
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.44	$ 12.25	$ 31.48	$ 33.77	$ 36.06
Income from Investment Operations
Net investment income (loss) C	(.01) F	.03	.06	(.04)	-H
Net realized and unrealized gain (loss)	4.48	7.21	(14.84)	1.94	5.06
Total from investment operations	4.47	7.24	(14.78)	1.90	5.06
Distributions from net investment income	-	(.05)	-	-	-
Distributions from net realized gain	(.01)	-	(4.45)	(4.19)	(7.35)
Total distributions	(.01)	(.05)	(4.45)	(4.19)	(7.35)
Net asset value, end of period	$ 23.90	$ 19.44	$ 12.25	$ 31.48	$ 33.77
Total Return A, B	22.98%	59.40%	(54.56)%	6.24%	17.03%
Ratios to Average Net Assets D, G
Expenses before reductions	1.26%	1.24%	1.33%	1.35%	1.35%
Expenses net of fee waivers, if any	1.26%	1.24%	1.33%	1.35%	1.35%
Expenses net of all reductions	1.25%	1.22%	1.32%	1.34%	1.34%
Net investment income (loss)	(.06)% F	.18%	.26%	(.12)%	.01%
Supplemental Data
Net assets, end of period (in millions)	$ 344	$ 339	$ 253	$ 751	$ 827
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.23)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.48	$ 11.03	$ 28.74	$ 31.17	$ 34.01
Income from Investment Operations
Net investment income (loss) C	(.13) F	(.05)	(.06)	(.21)	(.18)
Net realized and unrealized gain (loss)	4.03	6.50	(13.38)	1.78	4.69
Total from investment operations	3.90	6.45	(13.44)	1.57	4.51
Distributions from net realized gain	(.01)	-	(4.27)	(4.00)	(7.35)
Net asset value, end of period	$ 21.37	$ 17.48	$ 11.03	$ 28.74	$ 31.17
Total Return A, B	22.29%	58.48%	(54.80)%	5.63%	16.29%
Ratios to Average Net Assets D, G
Expenses before reductions	1.83%	1.78%	1.90%	1.95%	1.97%
Expenses net of fee waivers, if any	1.83%	1.78%	1.90%	1.95%	1.97%
Expenses net of all reductions	1.82%	1.77%	1.89%	1.94%	1.96%
Net investment income (loss)	(.64)% F	(.36)%	(.31)%	(.72)%	(.61)%
Supplemental Data
Net assets, end of period (in millions)	$ 30	$ 40	$ 47	$ 175	$ 212
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.29	$ 10.91	$ 28.51	$ 30.96	$ 33.83
Income from Investment Operations
Net investment income (loss) C	(.12) F	(.05)	(.06)	(.21)	(.17)
Net realized and unrealized gain (loss)	3.97	6.43	(13.24)	1.78	4.65
Total from investment operations	3.85	6.38	(13.30)	1.57	4.48
Distributions from net realized gain	(.01)	-	(4.30)	(4.02)	(7.35)
Net asset value, end of period	$ 21.13	$ 17.29	$ 10.91	$ 28.51	$ 30.96
Total Return A, B	22.25%	58.48%	(54.80)%	5.66%	16.30%
Ratios to Average Net Assets D, G
Expenses before reductions	1.83%	1.78%	1.90%	1.94%	1.95%
Expenses net of fee waivers, if any	1.83%	1.78%	1.90%	1.94%	1.95%
Expenses net of all reductions	1.82%	1.77%	1.89%	1.93%	1.94%
Net investment income (loss)	(.63)% F	(.36)%	(.31)%	(.71)%	(.59)%
Supplemental Data
Net assets, end of period (in millions)	$ 49	$ 43	$ 32	$ 94	$ 99
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.89	$ 13.21	$ 33.60	$ 35.77	$ 37.75
Income from Investment Operations
Net investment income (loss) B	.09 E	.11	.17	.12	.14
Net realized and unrealized gain (loss)	4.83	7.73	(15.97)	2.06	5.34
Total from investment operations	4.92	7.84	(15.80)	2.18	5.48
Distributions from net investment income	-	(.16)	-	(.04)	(.11)
Distributions from net realized gain	(.01)	-	(4.59)	(4.31)	(7.35)
Total distributions	(.01)	(.16)	(4.59)	(4.35)	(7.46)
Net asset value, end of period	$ 25.80	$ 20.89	$ 13.21	$ 33.60	$ 35.77
Total Return A	23.54%	60.05%	(54.35)%	6.78%	17.52%
Ratios to Average Net Assets C, F
Expenses before reductions	.81%	.78%	.89%	.89%	.93%
Expenses net of fee waivers, if any	.81%	.78%	.89%	.89%	.93%
Expenses net of all reductions	.80%	.77%	.88%	.87%	.91%
Net investment income (loss)	.39% E	.64%	.70%	.35%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 360	$ 237	$ 122	$ 407	$ 216
Portfolio turnover rate D	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.86	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.15 G	.16	.12
Net realized and unrealized gain (loss)	4.82	7.70	(13.81)
Total from investment operations	4.97	7.86	(13.69)
Distributions from net investment income	-	(.23)	-
Distributions from net realized gain	(.01)	-	-
Total distributions	(.01)	(.23)	-
Net asset value, end of period	$ 25.82	$ 20.86	$ 13.23
Total Return B, C	23.81%	60.52%	(50.85)%
Ratios to Average Net Assets E, I
Expenses before reductions	.58%	.51%	.65% A
Expenses net of fee waivers, if any	.58%	.51%	.65% A
Expenses net of all reductions	.56%	.49%	.64% A
Net investment income (loss)	.62% G	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 47	$ 27	$ 5
Portfolio turnover rate F	99%	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

H For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.97	$ 12.67	$ 32.43	$ 34.69	$ 36.82
Income from Investment Operations
Net investment income (loss) B	.10 E	.11	.18	.14	.18
Net realized and unrealized gain (loss)	4.63	7.38	(15.31)	1.98	5.19
Total from investment operations	4.73	7.49	(15.13)	2.12	5.37
Distributions from net investment income	-	(.19)	-	(.07)	(.15)
Distributions from net realized gain	(.01)	-	(4.63)	(4.31)	(7.35)
Total distributions	(.01)	(.19)	(4.63)	(4.38)	(7.50)
Net asset value, end of period	$ 24.69	$ 19.97	$ 12.67	$ 32.43	$ 34.69
Total Return A	23.67%	60.08%	(54.29)%	6.82%	17.70%
Ratios to Average Net Assets C, F
Expenses before reductions	.74%	.70%	.80%	.83%	.79%
Expenses net of fee waivers, if any	.74%	.70%	.80%	.83%	.79%
Expenses net of all reductions	.73%	.69%	.79%	.82%	.78%
Net investment income (loss)	.46% E	.71%	.79%	.40%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 48	$ 45	$ 85	$ 81
Portfolio turnover rate D	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 158,420
Gross unrealized depreciation	(76,974)
Net unrealized appreciation (depreciation)	$ 81,446

Tax Cost	$ 1,034,516

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,380
Capital loss carryforward	$ (437,049)
Net unrealized appreciation (depreciation)	$ 81,442

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 296	$ 4,690

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short short-term securities, aggregated $1,025,023 and $1,092,597, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of Fidelity Value Strategies as compared to an appropriate benchmark index. For the period, the total annualized management fee, including performance adjustment was .46% of the funds average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 549	$ 4
Class T	.25%	.25%	1,722	11
Class B	.75%	.25%	362	272
Class C	.75%	.25%	473	26
			$ 3,106	$ 313

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26
Class T	12
Class B*	43
Class C*	2
$ 83

* When Class B and Class C shares are initially sold, FDC Pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 673.31
Class T	806.23
Class B	112.31
Class C	145.31
Fidelity Value Strategies Fund	939.28
Fidelity Value Strategies Fund Class K	21.05
Institutional Class	117.21
	$ 2,813

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,693.38%		-*

* Amount represents One hundred and Ninety-Six Dollars.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

8. Security Lending - continued

represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net Income from lending portfolio securities during the period amounted to $79. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $134 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ -	$ 1,358
Class T	-	1,110
Fidelity Value Strategies Fund	-	1,454
Fidelity Value Strategies Fund Class K	-	93
Institutional Class	-	675
Total	$ -	$ 4,690
From net realized gain
Class A	$ 61	$ -
Class T	91	-
Class B	10	-
Class C	15	-
Fidelity Value Strategies Fund	89	-
Fidelity Value Strategies Fund Class K	13	-
Institutional Class	17	-
Total	$ 296	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009A	2010	2009A
Class A
Shares sold	1,952	3,224	$ 41,366	$ 46,221
Reinvestment of distributions	3	111	58	1,293
Shares redeemed	(3,407)	(4,033)	(71,904)	(57,211)
Net increase (decrease)	(1,452)	(698)	$ (30,480)	$ (9,697)
Class T
Shares sold	1,950	3,435	$ 43,085	$ 50,815
Reinvestment of distributions	4	85	85	1,034
Shares redeemed	(5,007)	(6,709)	(108,781)	(98,956)
Net increase (decrease)	(3,053)	(3,189)	$ (65,611)	$ (47,107)
Class B
Shares sold	124	187	$ 2,491	$ 2,407
Reinvestment of distributions	1	-	9	-
Shares redeemed	(996)	(2,212)	(19,662)	(27,839)
Net increase (decrease)	(871)	(2,025)	$ (17,162)	$ (25,432)
Class C
Shares sold	380	325	$ 7,582	$ 4,318
Reinvestment of distributions	1	-	14	-
Shares redeemed	(540)	(804)	(10,487)	(10,375)
Net increase (decrease)	(159)	(479)	$ (2,891)	$ (6,057)
Fidelity Value Strategies Fund
Shares sold	10,475	6,464	$ 252,633	$ 114,372
Conversion to Fidelity Value Strategies Fund Class K	-	(570)	-	(10,835)
Reinvestment of distributions	4	109	86	1,410
Shares redeemed	(7,870)	(3,891)	(184,781)	(65,772)
Net increase (decrease)	2,609	2,112	$ 67,938	$ 39,175
Fidelity Value Strategies Fund Class K
Shares sold	1,867	619	$ 44,734	$ 11,412
Conversion from Fidelity Value Strategies Fund	-	570	-	10,835
Reinvestment of distributions	1	7	13	93
Shares redeemed	(1,312)	(314)	(30,396)	(5,766)
Net increase (decrease)	556	882	$ 14,351	$ 16,574
Institutional Class
Shares sold	1,171	718	$ 27,143	$ 10,860
Reinvestment of distributions	1	53	16	652
Shares redeemed	(1,452)	(1,911)	(32,249)	(24,766)
Net increase (decrease)	(280)	(1,140)	$ (5,090)	$ (13,254)

A Conversion transactions for Fidelity Value Strategies Fund Class K and Fidelity Value Strategies Fund are presented for the period December 1, 2008 through August 31, 2009.

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Value Strategies voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/13/10	12/10/10	$0.01	$0.03

Class A, Class T, Class B and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

SO-UANN-0111
1.786701.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Value Strategies
Fund - Institutional Class

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class	23.67%	2.62%	6.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Strategies Fund - Institutional Class on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Thomas Soviero, who became Portfolio Manager of Fidelity Advisor® Value Strategies Fund on May 1, 2010: For the year, the fund's Institutional Class shares returned 23.67%, outperforming the 22.07% return of the Russell Midcap® Value Index. At the sector level, strong stock selection in materials, information technology and industrials helped versus the index. Individual contributors included specialty chemicals manufacturer Solutia, global real estate services firm CB Richard Ellis Group, chemical company LyondellBasell Industries, technology equipment manufacturer Bell Microproducts - which was acquired by Avnet in July - and auto-parts retailer Advance Auto Parts. Conversely, unfavorable positioning in energy and health care dampened results. In terms of individual securities, homebuilder PulteGroup detracted, as did California-based banking giant Wells Fargo, regional bank U.S. Bancorp and independent oil and natural gas company Southwestern Energy. All of the stocks I've mentioned, except PulteGroup, were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.05%
Actual		$ 1,000.00	$ 1,085.80	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.80	$ 5.32
Class T	1.23%
Actual		$ 1,000.00	$ 1,085.20	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.23
Class B	1.79%
Actual		$ 1,000.00	$ 1,081.80	$ 9.34
HypotheticalA		$ 1,000.00	$ 1,016.09	$ 9.05
Class C	1.80%
Actual		$ 1,000.00	$ 1,081.70	$ 9.39
HypotheticalA		$ 1,000.00	$ 1,016.04	$ 9.10
Fidelity Value Strategies Fund	.78%
Actual		$ 1,000.00	$ 1,087.50	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,021.16	$ 3.95
Fidelity Value Strategies Fund Class K	.56%
Actual		$ 1,000.00	$ 1,088.80	$ 2.93
HypotheticalA		$ 1,000.00	$ 1,022.26	$ 2.84
Institutional Class	.72%
Actual		$ 1,000.00	$ 1,088.00	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.46	$ 3.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Cott Corp.	2.6	0.0
AFLAC, Inc.	2.0	0.1
GameStop Corp. Class A	1.9	0.0
LyondellBasell Industries NV Class A	1.9	0.4
U.S. Bancorp, Delaware	1.7	1.7
AES Corp.	1.7	1.1
PPG Industries, Inc.	1.7	0.0
Innophos Holdings, Inc.	1.5	0.4
American Electric Power Co., Inc.	1.4	0.4
Union Pacific Corp.	1.2	1.0
	17.6
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.6	18.0
Consumer Discretionary	15.3	17.9
Industrials	13.3	15.0
Materials	11.5	8.1
Information Technology	11.1	10.8
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 96.7%		Stocks 97.2%
	Bonds 0.0%		Bonds 0.0%†
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	15.3%	** Foreign investments	11.5%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 1.0%
Autoliv, Inc.	56,100	$ 4,119
Delphi Corp. Class B (a)(f)	207	3,364
TRW Automotive Holdings Corp. (a)	77,600	3,685
		11,168
Automobiles - 0.9%
Bayerische Motoren Werke AG (BMW)	36,387	2,736
General Motors Co.	74,100	2,534
Harley-Davidson, Inc.	148,300	4,639
		9,909
Diversified Consumer Services - 0.7%
Service Corp. International	609,400	4,912
Stewart Enterprises, Inc. Class A	484,700	2,748
		7,660
Hotels, Restaurants & Leisure - 2.8%
Ameristar Casinos, Inc.	197,900	3,534
Brinker International, Inc.	177,108	3,620
Cedar Fair LP (depository unit)	231,920	3,414
O'Charleys, Inc. (a)	404,555	2,800
Starwood Hotels & Resorts Worldwide, Inc.	96,687	5,496
WMS Industries, Inc. (a)	148,800	6,599
Wyndham Worldwide Corp.	203,867	5,861
		31,324
Household Durables - 2.4%
KB Home (d)	243,794	2,755
Lennar Corp. Class A	212,200	3,223
PulteGroup, Inc. (a)	1,078,525	6,752
Stanley Black & Decker, Inc.	161,437	9,610
Techtronic Industries Co. Ltd.	3,985,500	4,332
		26,672
Media - 1.6%
Cablevision Systems Corp. - NY Group Class A	184,535	5,844
Omnicom Group, Inc.	125,512	5,703
United Business Media Ltd.	192,600	1,845
Valassis Communications, Inc. (a)	121,789	3,964
		17,356
Specialty Retail - 4.9%
Advance Auto Parts, Inc.	166,790	11,006
Asbury Automotive Group, Inc. (a)	483,141	7,605
Carphone Warehouse Group PLC (a)	528,788	3,154
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Casual Male Retail Group, Inc. (a)	421,708	$ 2,024
Charming Shoppes, Inc. (a)	184,800	703
GameStop Corp. Class A (a)	1,084,162	21,597
Jos. A. Bank Clothiers, Inc. (a)	88,587	3,990
Sonic Automotive, Inc. Class A (sub. vtg.) (d)	276,166	3,419
		53,498
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc. (a)	165,900	4,504
Iconix Brand Group, Inc. (a)	240,139	4,486
		8,990
TOTAL CONSUMER DISCRETIONARY		166,577
CONSUMER STAPLES - 6.1%
Beverages - 2.8%
Cott Corp. (a)	3,379,625	27,985
Molson Coors Brewing Co. Class B	53,033	2,527
		30,512
Food & Staples Retailing - 0.3%
Whole Foods Market, Inc. (a)	76,800	3,626
Food Products - 2.5%
Bunge Ltd.	102,500	6,234
Calavo Growers, Inc.	232,028	5,358
Ralcorp Holdings, Inc. (a)	89,500	5,542
SunOpta, Inc. (a)	1,545,185	10,708
		27,842
Personal Products - 0.5%
Avon Products, Inc.	190,396	5,438
TOTAL CONSUMER STAPLES		67,418
ENERGY - 7.2%
Energy Equipment & Services - 0.6%
Weatherford International Ltd. (a)	317,600	6,482
Oil, Gas & Consumable Fuels - 6.6%
Arch Coal, Inc.	230,900	6,742
Cabot Oil & Gas Corp.	153,900	5,382
Concho Resources, Inc. (a)	75,400	6,239
ConocoPhillips	200,300	12,052
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Denbury Resources, Inc. (a)	589,958	$ 10,725
Petrohawk Energy Corp. (a)	291,959	5,206
Pioneer Natural Resources Co.	56,000	4,486
Southwestern Energy Co. (a)	215,487	7,801
Suncor Energy, Inc.	73,200	2,459
Ultra Petroleum Corp. (a)	114,500	5,380
Whiting Petroleum Corp. (a)	25,500	2,806
Williams Companies, Inc.	154,500	3,524
		72,802
TOTAL ENERGY		79,284
FINANCIALS - 16.6%
Commercial Banks - 5.3%
BB&T Corp.	449,231	10,422
CapitalSource, Inc.	1,001,324	6,469
China Construction Bank Corp.:
rights 12/8/10 (a)	417,830	142
(H Shares)	5,969,000	5,389
Regions Financial Corp.	812,863	4,373
SVB Financial Group (a)	72,715	3,267
U.S. Bancorp, Delaware	794,584	18,895
Wells Fargo & Co.	343,185	9,338
		58,295
Diversified Financial Services - 0.4%
Bank of America Corp.	424,706	4,651
Insurance - 7.5%
AEGON NV (a)	714,900	3,930
AFLAC, Inc.	435,155	22,410
Assurant, Inc.	85,200	3,005
Delphi Financial Group, Inc. Class A	298,511	7,666
Everest Re Group Ltd.	61,425	5,128
Genworth Financial, Inc. Class A (a)	457,190	5,331
Lincoln National Corp.	513,200	12,255
Old Republic International Corp.	265,200	3,357
Platinum Underwriters Holdings Ltd.	160,100	6,921
Reinsurance Group of America, Inc.	80,400	4,014
Unum Group	245,860	5,284
XL Capital Ltd. Class A	208,512	4,099
		83,400
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 1.8%
CBL & Associates Properties, Inc.	215,313	$ 3,553
Host Hotels & Resorts, Inc.	373,500	6,155
SL Green Realty Corp.	111,700	7,305
Weyerhaeuser Co.	164,930	2,753
		19,766
Real Estate Management & Development - 1.6%
CB Richard Ellis Group, Inc. Class A (a)	533,704	10,242
Forest City Enterprises, Inc. Class A (a)(d)	207,800	3,190
Jones Lang LaSalle, Inc.	52,719	4,208
		17,640
TOTAL FINANCIALS		183,752
HEALTH CARE - 7.1%
Biotechnology - 0.5%
PDL BioPharma, Inc.	361,000	2,087
Zogenix, Inc.	851,300	3,278
		5,365
Health Care Equipment & Supplies - 2.2%
C. R. Bard, Inc.	76,900	6,525
Cooper Companies, Inc.	103,831	5,555
Covidien PLC	114,575	4,820
Hill-Rom Holdings, Inc.	56,300	2,228
Orthofix International NV (a)	94,517	2,570
St. Jude Medical, Inc. (a)	10,864	420
Symmetry Medical, Inc. (a)	236,212	1,930
		24,048
Health Care Providers & Services - 2.9%
DaVita, Inc. (a)	80,798	5,874
Emeritus Corp. (a)(d)	356,066	6,420
Quest Diagnostics, Inc.	174,182	8,591
Universal Health Services, Inc. Class B	284,414	11,695
		32,580
Life Sciences Tools & Services - 1.0%
Life Technologies Corp. (a)	74,100	3,691
Lonza Group AG	34,098	2,631
PerkinElmer, Inc.	211,600	4,930
		11,252
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 0.5%
Ardea Biosciences, Inc. (a)	88,497	$ 1,967
Teva Pharmaceutical Industries Ltd. sponsored ADR	61,000	3,052
		5,019
TOTAL HEALTH CARE		78,264
INDUSTRIALS - 13.3%
Aerospace & Defense - 3.3%
Alliant Techsystems, Inc.	107,200	7,923
DigitalGlobe, Inc. (a)	337,600	9,969
Esterline Technologies Corp. (a)	101,822	5,995
Precision Castparts Corp.	19,410	2,680
TransDigm Group, Inc. (a)	146,900	10,063
		36,630
Airlines - 0.2%
US Airways Group, Inc. (a)	231,750	2,586
Building Products - 1.5%
Armstrong World Industries, Inc.	77,022	3,733
Masco Corp.	417,409	4,554
Owens Corning (a)	310,211	8,162
		16,449
Commercial Services & Supplies - 0.4%
Interface, Inc. Class A	96,773	1,397
The Geo Group, Inc. (a)	101,400	2,444
		3,841
Construction & Engineering - 0.3%
MYR Group, Inc. (a)	210,200	3,315
Electrical Equipment - 0.6%
Acuity Brands, Inc.	54,659	2,944
Regal-Beloit Corp.	63,554	3,877
		6,821
Industrial Conglomerates - 0.9%
Carlisle Companies, Inc.	77,200	2,827
Rheinmetall AG	31,300	2,020
Textron, Inc.	223,717	5,002
		9,849
Machinery - 4.4%
Accuride Corp. (a)	143,090	1,660
AGCO Corp. (a)	112,500	5,078
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
ArvinMeritor, Inc. (a)	317,819	$ 5,673
Blount International, Inc. (a)	292,004	4,514
Commercial Vehicle Group, Inc. (a)	320,720	4,545
Cummins, Inc.	77,300	7,507
Ingersoll-Rand Co. Ltd.	236,000	9,676
Navistar International Corp. (a)	56,789	2,906
Timken Co.	145,704	6,347
		47,906
Marine - 0.3%
Ultrapetrol (Bahamas) Ltd. (a)	524,853	3,627
Road & Rail - 1.2%
Union Pacific Corp.	148,800	13,408
Trading Companies & Distributors - 0.2%
Houston Wire & Cable Co. (d)	189,311	2,016
TOTAL INDUSTRIALS		146,448
INFORMATION TECHNOLOGY - 11.1%
Communications Equipment - 0.8%
Comverse Technology, Inc. (a)	613,366	4,717
Juniper Networks, Inc. (a)	129,100	4,392
		9,109
Computers & Peripherals - 0.9%
SanDisk Corp. (a)	76,493	3,412
Western Digital Corp. (a)	201,500	6,750
		10,162
Electronic Equipment & Components - 2.0%
Agilent Technologies, Inc. (a)	184,300	6,454
Anixter International, Inc.	109,180	6,100
Avnet, Inc. (a)	183,661	5,629
Cognex Corp.	77,341	2,162
Vishay Intertechnology, Inc. (a)	154,600	2,205
		22,550
Internet Software & Services - 0.9%
NetEase.com, Inc. sponsored ADR (a)	107,800	4,116
Rackspace Hosting, Inc. (a)	193,318	5,639
		9,755
IT Services - 1.3%
Acxiom Corp. (a)	215,782	3,670
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
CoreLogic, Inc. (a)	196,000	$ 3,569
Fidelity National Information Services, Inc.	268,430	7,221
		14,460
Office Electronics - 0.6%
Xerox Corp.	572,377	6,559
Semiconductors & Semiconductor Equipment - 4.0%
KLA-Tencor Corp.	174,580	6,402
Lam Research Corp. (a)	212,153	9,617
MEMC Electronic Materials, Inc. (a)	283,800	3,284
Micron Technology, Inc. (a)	455,483	3,307
ON Semiconductor Corp. (a)	1,064,470	8,681
Spansion, Inc. Class A (a)(d)	641,043	12,673
		43,964
Software - 0.6%
Epicor Software Corp. (a)	700,473	6,556
TOTAL INFORMATION TECHNOLOGY		123,115
MATERIALS - 11.5%
Chemicals - 8.7%
Air Products & Chemicals, Inc.	63,070	5,438
Albemarle Corp.	131,098	7,091
Ferro Corp. (a)	501,500	7,156
Innophos Holdings, Inc.	500,410	17,044
LyondellBasell Industries NV Class A (a)	701,600	20,494
PPG Industries, Inc.	236,200	18,414
Solutia, Inc. (a)	430,260	9,199
W.R. Grace & Co. (a)	219,128	7,334
Wacker Chemie AG	22,171	3,798
		95,968
Containers & Packaging - 0.4%
Owens-Illinois, Inc. (a)	164,139	4,412
Metals & Mining - 2.4%
Carpenter Technology Corp.	86,796	3,165
Compass Minerals International, Inc.	64,635	5,339
Globe Specialty Metals, Inc. (a)	360,745	5,848
Gulf Resources, Inc. (a)(g)	180,390	1,838
Haynes International, Inc.	18,860	729
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Horsehead Holding Corp. (a)	76,800	$ 893
Newcrest Mining Ltd.	230,011	8,740
		26,552
TOTAL MATERIALS		126,932
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.8%
Cogent Communications Group, Inc. (a)	327,858	3,961
Global Crossing Ltd. (a)	533,568	7,134
Qwest Communications International, Inc.	1,169,600	8,187
		19,282
Wireless Telecommunication Services - 1.1%
NII Holdings, Inc. (a)	323,530	12,540
TOTAL TELECOMMUNICATION SERVICES		31,822
UTILITIES - 5.8%
Electric Utilities - 1.8%
American Electric Power Co., Inc.	446,100	15,881
FirstEnergy Corp.	130,269	4,574
		20,455
Independent Power Producers & Energy Traders - 2.6%
AES Corp. (a)	1,707,000	18,453
Calpine Corp. (a)	839,263	10,155
		28,608
Multi-Utilities - 1.4%
Alliant Energy Corp.	191,200	6,942
CMS Energy Corp.	153,900	2,766
Sempra Energy	108,039	5,412
		15,120
TOTAL UTILITIES		64,183
TOTAL COMMON STOCKS (Cost $978,142)		1,067,795
Convertible Preferred Stocks - 0.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
LodgeNet Entertainment Corp. 10.00% (e)	2,300	$ 2,542
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,231)		2,542
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 0.24% (b)	34,575,904	34,576
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	11,048,975	11,049
TOTAL MONEY MARKET FUNDS (Cost $45,625)		45,625
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,025,998)		1,115,962
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(11,686)
NET ASSETS - 100%		$ 1,104,276
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,542,000 or 0.2% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,838,000 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Gulf Resources, Inc.	12/11/09	$ 1,533
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 46
Fidelity Securities Lending Cash Central Fund	79
Total	$ 125
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 169,119	$ 163,213	$ 5,906	$ -
Consumer Staples	67,418	67,418	-	-
Energy	79,284	79,284	-	-
Financials	183,752	179,822	3,930	-
Health Care	78,264	78,264	-	-
Industrials	146,448	146,448	-	-
Information Technology	123,115	123,115	-	-
Materials	126,932	126,932	-	-
Telecommunication Services	31,822	31,822	-	-
Utilities	64,183	64,183	-	-
Money Market Funds	45,625	45,625	-	-
Total Investments in Securities:	$ 1,115,962	$ 1,106,126	$ 9,836	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.7%
Canada	4.3%
Bermuda	2.3%
Netherlands	2.2%
Ireland	1.7%
Others (Individually Less Than 1%)	4.8%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $437,049,000 of which $249,917,000 and $187,132,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $10,623) - See accompanying schedule: Unaffiliated issuers (cost $980,373)	$ 1,070,337
Fidelity Central Funds (cost $45,625)	45,625
Total Investments (cost $1,025,998)		$ 1,115,962
Cash		18
Receivable for investments sold		4,139
Receivable for fund shares sold		700
Dividends receivable		1,290
Distributions receivable from Fidelity Central Funds		9
Prepaid expenses		4
Other receivables		13
Total assets		1,122,135

Liabilities
Payable for investments purchased Regular delivery	$ 282
Delayed delivery	3,419
Payable for fund shares redeemed	2,098
Accrued management fee	442
Distribution and service plan fees payable	260
Other affiliated payables	264
Other payables and accrued expenses	45
Collateral on securities loaned, at value	11,049
Total liabilities		17,859

Net Assets		$ 1,104,276
Net Assets consist of:
Paid in capital		$ 1,459,133
Undistributed net investment income		1,371
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(446,189)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		89,961
Net Assets		$ 1,104,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($220,635 ÷ 9,545.4 shares)	$ 23.11

Maximum offering price per share (100/94.25 of $23.11)	$ 24.52
Class T: Net Asset Value and redemption price per share ($344,255 ÷ 14,404.2 shares)	$ 23.90

Maximum offering price per share (100/96.50 of $23.90)	$ 24.77
Class B: Net Asset Value and offering price per share ($29,923 ÷ 1,400.2 shares)A	$ 21.37

Class C: Net Asset Value and offering price per share ($49,159 ÷ 2,326.3 shares)A	$ 21.13

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($360,244 ÷ 13,961.6 shares)	$ 25.80

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($47,364 ÷ 1,834.4 shares)	$ 25.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($52,696 ÷ 2,134.7 shares)	$ 24.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 10,831
Special dividends		1,786
Interest		2
Income from Fidelity Central Funds		125
Total income		12,744

Expenses
Management fee Basic fee	$ 6,004
Performance adjustment	(1,044)
Transfer agent fees	2,813
Distribution and service plan fees	3,106
Accounting and security lending fees	366
Custodian fees and expenses	82
Independent trustees' compensation	6
Registration fees	133
Audit	72
Legal	5
Miscellaneous	13
Total expenses before reductions	11,556
Expense reductions	(134)	11,422
Net investment income (loss)		1,322
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,248
Foreign currency transactions	(29)
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		54,220
Change in net unrealized appreciation (depreciation) on: Investment securities	147,574
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		147,568
Net gain (loss)		201,788
Net increase (decrease) in net assets resulting from operations		$ 203,110

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,322	$ 2,418
Net realized gain (loss)	54,220	(159,963)
Change in net unrealized appreciation (depreciation)	147,568	504,549
Net increase (decrease) in net assets resulting from operations	203,110	347,004
Distributions to shareholders from net investment income	-	(4,690)
Distributions to shareholders from net realized gain	(296)	-
Total distributions	(296)	(4,690)
Share transactions - net increase (decrease)	(38,945)	(45,798)
Total increase (decrease) in net assets	163,869	296,516

Net Assets
Beginning of period	940,407	643,891
End of period (including undistributed net investment income of $1,371 and distributions in excess of net investment income of $1, respectively)	$ 1,104,276	$ 940,407

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 18.77	$ 11.87	$ 30.67	$ 33.03	$ 35.39
Income from Investment Operations
Net investment income (loss) C	.03 F	.06	.10	.02	.06
Net realized and unrealized gain (loss)	4.32	6.96	(14.37)	1.89	4.94
Total from investment operations	4.35	7.02	(14.27)	1.91	5.00
Distributions from net investment income	-	(.12)	-	-	(.01)
Distributions from net realized gain	(.01)	-	(4.53)	(4.27)	(7.35)
Total distributions	(.01)	(.12)	(4.53)	(4.27)	(7.36)
Net asset value, end of period	$ 23.11	$ 18.77	$ 11.87	$ 30.67	$ 33.03
Total Return A, B	23.16%	59.70%	(54.45)%	6.46%	17.23%
Ratios to Average Net Assets D, G
Expenses before reductions	1.08%	1.03%	1.14%	1.16%	1.17%
Expenses net of fee waivers, if any	1.08%	1.03%	1.14%	1.16%	1.17%
Expenses net of all reductions	1.07%	1.02%	1.14%	1.15%	1.16%
Net investment income (loss)	.12% F	.39%	.45%	.07%	.20%
Supplemental Data
Net assets, end of period (in millions)	$ 221	$ 206	$ 139	$ 355	$ 334
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.44	$ 12.25	$ 31.48	$ 33.77	$ 36.06
Income from Investment Operations
Net investment income (loss) C	(.01) F	.03	.06	(.04)	-H
Net realized and unrealized gain (loss)	4.48	7.21	(14.84)	1.94	5.06
Total from investment operations	4.47	7.24	(14.78)	1.90	5.06
Distributions from net investment income	-	(.05)	-	-	-
Distributions from net realized gain	(.01)	-	(4.45)	(4.19)	(7.35)
Total distributions	(.01)	(.05)	(4.45)	(4.19)	(7.35)
Net asset value, end of period	$ 23.90	$ 19.44	$ 12.25	$ 31.48	$ 33.77
Total Return A, B	22.98%	59.40%	(54.56)%	6.24%	17.03%
Ratios to Average Net Assets D, G
Expenses before reductions	1.26%	1.24%	1.33%	1.35%	1.35%
Expenses net of fee waivers, if any	1.26%	1.24%	1.33%	1.35%	1.35%
Expenses net of all reductions	1.25%	1.22%	1.32%	1.34%	1.34%
Net investment income (loss)	(.06)% F	.18%	.26%	(.12)%	.01%
Supplemental Data
Net assets, end of period (in millions)	$ 344	$ 339	$ 253	$ 751	$ 827
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.23)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.48	$ 11.03	$ 28.74	$ 31.17	$ 34.01
Income from Investment Operations
Net investment income (loss) C	(.13) F	(.05)	(.06)	(.21)	(.18)
Net realized and unrealized gain (loss)	4.03	6.50	(13.38)	1.78	4.69
Total from investment operations	3.90	6.45	(13.44)	1.57	4.51
Distributions from net realized gain	(.01)	-	(4.27)	(4.00)	(7.35)
Net asset value, end of period	$ 21.37	$ 17.48	$ 11.03	$ 28.74	$ 31.17
Total Return A, B	22.29%	58.48%	(54.80)%	5.63%	16.29%
Ratios to Average Net Assets D, G
Expenses before reductions	1.83%	1.78%	1.90%	1.95%	1.97%
Expenses net of fee waivers, if any	1.83%	1.78%	1.90%	1.95%	1.97%
Expenses net of all reductions	1.82%	1.77%	1.89%	1.94%	1.96%
Net investment income (loss)	(.64)% F	(.36)%	(.31)%	(.72)%	(.61)%
Supplemental Data
Net assets, end of period (in millions)	$ 30	$ 40	$ 47	$ 175	$ 212
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.29	$ 10.91	$ 28.51	$ 30.96	$ 33.83
Income from Investment Operations
Net investment income (loss) C	(.12) F	(.05)	(.06)	(.21)	(.17)
Net realized and unrealized gain (loss)	3.97	6.43	(13.24)	1.78	4.65
Total from investment operations	3.85	6.38	(13.30)	1.57	4.48
Distributions from net realized gain	(.01)	-	(4.30)	(4.02)	(7.35)
Net asset value, end of period	$ 21.13	$ 17.29	$ 10.91	$ 28.51	$ 30.96
Total Return A, B	22.25%	58.48%	(54.80)%	5.66%	16.30%
Ratios to Average Net Assets D, G
Expenses before reductions	1.83%	1.78%	1.90%	1.94%	1.95%
Expenses net of fee waivers, if any	1.83%	1.78%	1.90%	1.94%	1.95%
Expenses net of all reductions	1.82%	1.77%	1.89%	1.93%	1.94%
Net investment income (loss)	(.63)% F	(.36)%	(.31)%	(.71)%	(.59)%
Supplemental Data
Net assets, end of period (in millions)	$ 49	$ 43	$ 32	$ 94	$ 99
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.89	$ 13.21	$ 33.60	$ 35.77	$ 37.75
Income from Investment Operations
Net investment income (loss) B	.09 E	.11	.17	.12	.14
Net realized and unrealized gain (loss)	4.83	7.73	(15.97)	2.06	5.34
Total from investment operations	4.92	7.84	(15.80)	2.18	5.48
Distributions from net investment income	-	(.16)	-	(.04)	(.11)
Distributions from net realized gain	(.01)	-	(4.59)	(4.31)	(7.35)
Total distributions	(.01)	(.16)	(4.59)	(4.35)	(7.46)
Net asset value, end of period	$ 25.80	$ 20.89	$ 13.21	$ 33.60	$ 35.77
Total Return A	23.54%	60.05%	(54.35)%	6.78%	17.52%
Ratios to Average Net Assets C, F
Expenses before reductions	.81%	.78%	.89%	.89%	.93%
Expenses net of fee waivers, if any	.81%	.78%	.89%	.89%	.93%
Expenses net of all reductions	.80%	.77%	.88%	.87%	.91%
Net investment income (loss)	.39% E	.64%	.70%	.35%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 360	$ 237	$ 122	$ 407	$ 216
Portfolio turnover rate D	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.86	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.15 G	.16	.12
Net realized and unrealized gain (loss)	4.82	7.70	(13.81)
Total from investment operations	4.97	7.86	(13.69)
Distributions from net investment income	-	(.23)	-
Distributions from net realized gain	(.01)	-	-
Total distributions	(.01)	(.23)	-
Net asset value, end of period	$ 25.82	$ 20.86	$ 13.23
Total Return B, C	23.81%	60.52%	(50.85)%
Ratios to Average Net Assets E, I
Expenses before reductions	.58%	.51%	.65% A
Expenses net of fee waivers, if any	.58%	.51%	.65% A
Expenses net of all reductions	.56%	.49%	.64% A
Net investment income (loss)	.62% G	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 47	$ 27	$ 5
Portfolio turnover rate F	99%	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

H For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.97	$ 12.67	$ 32.43	$ 34.69	$ 36.82
Income from Investment Operations
Net investment income (loss) B	.10 E	.11	.18	.14	.18
Net realized and unrealized gain (loss)	4.63	7.38	(15.31)	1.98	5.19
Total from investment operations	4.73	7.49	(15.13)	2.12	5.37
Distributions from net investment income	-	(.19)	-	(.07)	(.15)
Distributions from net realized gain	(.01)	-	(4.63)	(4.31)	(7.35)
Total distributions	(.01)	(.19)	(4.63)	(4.38)	(7.50)
Net asset value, end of period	$ 24.69	$ 19.97	$ 12.67	$ 32.43	$ 34.69
Total Return A	23.67%	60.08%	(54.29)%	6.82%	17.70%
Ratios to Average Net Assets C, F
Expenses before reductions	.74%	.70%	.80%	.83%	.79%
Expenses net of fee waivers, if any	.74%	.70%	.80%	.83%	.79%
Expenses net of all reductions	.73%	.69%	.79%	.82%	.78%
Net investment income (loss)	.46% E	.71%	.79%	.40%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 48	$ 45	$ 85	$ 81
Portfolio turnover rate D	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

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3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 158,420
Gross unrealized depreciation	(76,974)
Net unrealized appreciation (depreciation)	$ 81,446

Tax Cost	$ 1,034,516

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,380
Capital loss carryforward	$ (437,049)
Net unrealized appreciation (depreciation)	$ 81,442

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 296	$ 4,690

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short short-term securities, aggregated $1,025,023 and $1,092,597, respectively.

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6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of Fidelity Value Strategies as compared to an appropriate benchmark index. For the period, the total annualized management fee, including performance adjustment was .46% of the funds average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 549	$ 4
Class T	.25%	.25%	1,722	11
Class B	.75%	.25%	362	272
Class C	.75%	.25%	473	26
			$ 3,106	$ 313

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26
Class T	12
Class B*	43
Class C*	2
$ 83

* When Class B and Class C shares are initially sold, FDC Pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 673.31
Class T	806.23
Class B	112.31
Class C	145.31
Fidelity Value Strategies Fund	939.28
Fidelity Value Strategies Fund Class K	21.05
Institutional Class	117.21
	$ 2,813

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,693.38%		-*

* Amount represents One hundred and Ninety-Six Dollars.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net Income from lending portfolio securities during the period amounted to $79. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $134 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ -	$ 1,358
Class T	-	1,110
Fidelity Value Strategies Fund	-	1,454
Fidelity Value Strategies Fund Class K	-	93
Institutional Class	-	675
Total	$ -	$ 4,690
From net realized gain
Class A	$ 61	$ -
Class T	91	-
Class B	10	-
Class C	15	-
Fidelity Value Strategies Fund	89	-
Fidelity Value Strategies Fund Class K	13	-
Institutional Class	17	-
Total	$ 296	$ -

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11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009A	2010	2009A
Class A
Shares sold	1,952	3,224	$ 41,366	$ 46,221
Reinvestment of distributions	3	111	58	1,293
Shares redeemed	(3,407)	(4,033)	(71,904)	(57,211)
Net increase (decrease)	(1,452)	(698)	$ (30,480)	$ (9,697)
Class T
Shares sold	1,950	3,435	$ 43,085	$ 50,815
Reinvestment of distributions	4	85	85	1,034
Shares redeemed	(5,007)	(6,709)	(108,781)	(98,956)
Net increase (decrease)	(3,053)	(3,189)	$ (65,611)	$ (47,107)
Class B
Shares sold	124	187	$ 2,491	$ 2,407
Reinvestment of distributions	1	-	9	-
Shares redeemed	(996)	(2,212)	(19,662)	(27,839)
Net increase (decrease)	(871)	(2,025)	$ (17,162)	$ (25,432)
Class C
Shares sold	380	325	$ 7,582	$ 4,318
Reinvestment of distributions	1	-	14	-
Shares redeemed	(540)	(804)	(10,487)	(10,375)
Net increase (decrease)	(159)	(479)	$ (2,891)	$ (6,057)
Fidelity Value Strategies Fund
Shares sold	10,475	6,464	$ 252,633	$ 114,372
Conversion to Fidelity Value Strategies Fund Class K	-	(570)	-	(10,835)
Reinvestment of distributions	4	109	86	1,410
Shares redeemed	(7,870)	(3,891)	(184,781)	(65,772)
Net increase (decrease)	2,609	2,112	$ 67,938	$ 39,175
Fidelity Value Strategies Fund Class K
Shares sold	1,867	619	$ 44,734	$ 11,412
Conversion from Fidelity Value Strategies Fund	-	570	-	10,835
Reinvestment of distributions	1	7	13	93
Shares redeemed	(1,312)	(314)	(30,396)	(5,766)
Net increase (decrease)	556	882	$ 14,351	$ 16,574
Institutional Class
Shares sold	1,171	718	$ 27,143	$ 10,860
Reinvestment of distributions	1	53	16	652
Shares redeemed	(1,452)	(1,911)	(32,249)	(24,766)
Net increase (decrease)	(280)	(1,140)	$ (5,090)	$ (13,254)

A Conversion transactions for Fidelity Value Strategies Fund Class K and Fidelity Value Strategies Fund are presented for the period December 1, 2008 through August 31, 2009.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Value Strategies voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/13/10	12/10/10	$0.088	$0.030

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.
Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

ISO-UANN-0111
1.786702.107

(Fidelity Investment logo)(registered trademark)
Fidelity® Value Strategies Fund
(A Class of Fidelity Advisor® Value
Strategies Fund)

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Strategies Fund	23.54%	2.52%	6.48%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Strategies Fund, a class of the fund, on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Thomas Soviero, who became Portfolio Manager of Fidelity® Value Strategies Fund on May 1, 2010: For the year, the fund's Retail Class shares returned 23.54%, outperforming the 22.07% return of the Russell Midcap® Value Index. At the sector level, strong stock selection in materials, information technology and industrials helped versus the index. Individual contributors included specialty chemicals manufacturer Solutia, global real estate services firm CB Richard Ellis Group, chemical company LyondellBasell Industries, technology equipment manufacturer Bell Microproducts - which was acquired by Avnet in July - and auto-parts retailer Advance Auto Parts. Conversely, unfavorable positioning in energy and health care dampened results. In terms of individual securities, homebuilder PulteGroup detracted, as did California-based banking giant Wells Fargo, regional bank U.S. Bancorp and independent oil and natural gas company Southwestern Energy. All of the stocks I've mentioned, except PulteGroup, were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.05%
Actual		$ 1,000.00	$ 1,085.80	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.80	$ 5.32
Class T	1.23%
Actual		$ 1,000.00	$ 1,085.20	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.23
Class B	1.79%
Actual		$ 1,000.00	$ 1,081.80	$ 9.34
HypotheticalA		$ 1,000.00	$ 1,016.09	$ 9.05
Class C	1.80%
Actual		$ 1,000.00	$ 1,081.70	$ 9.39
HypotheticalA		$ 1,000.00	$ 1,016.04	$ 9.10
Fidelity Value Strategies Fund	.78%
Actual		$ 1,000.00	$ 1,087.50	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,021.16	$ 3.95
Fidelity Value Strategies Fund Class K	.56%
Actual		$ 1,000.00	$ 1,088.80	$ 2.93
HypotheticalA		$ 1,000.00	$ 1,022.26	$ 2.84
Institutional Class	.72%
Actual		$ 1,000.00	$ 1,088.00	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.46	$ 3.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Cott Corp.	2.6	0.0
AFLAC, Inc.	2.0	0.1
GameStop Corp. Class A	1.9	0.0
LyondellBasell Industries NV Class A	1.9	0.4
U.S. Bancorp, Delaware	1.7	1.7
AES Corp.	1.7	1.1
PPG Industries, Inc.	1.7	0.0
Innophos Holdings, Inc.	1.5	0.4
American Electric Power Co., Inc.	1.4	0.4
Union Pacific Corp.	1.2	1.0
	17.6
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.6	18.0
Consumer Discretionary	15.3	17.9
Industrials	13.3	15.0
Materials	11.5	8.1
Information Technology	11.1	10.8
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 96.7%		Stocks 97.2%
	Bonds 0.0%		Bonds 0.0%†
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	15.3%	** Foreign investments	11.5%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 1.0%
Autoliv, Inc.	56,100	$ 4,119
Delphi Corp. Class B (a)(f)	207	3,364
TRW Automotive Holdings Corp. (a)	77,600	3,685
		11,168
Automobiles - 0.9%
Bayerische Motoren Werke AG (BMW)	36,387	2,736
General Motors Co.	74,100	2,534
Harley-Davidson, Inc.	148,300	4,639
		9,909
Diversified Consumer Services - 0.7%
Service Corp. International	609,400	4,912
Stewart Enterprises, Inc. Class A	484,700	2,748
		7,660
Hotels, Restaurants & Leisure - 2.8%
Ameristar Casinos, Inc.	197,900	3,534
Brinker International, Inc.	177,108	3,620
Cedar Fair LP (depository unit)	231,920	3,414
O'Charleys, Inc. (a)	404,555	2,800
Starwood Hotels & Resorts Worldwide, Inc.	96,687	5,496
WMS Industries, Inc. (a)	148,800	6,599
Wyndham Worldwide Corp.	203,867	5,861
		31,324
Household Durables - 2.4%
KB Home (d)	243,794	2,755
Lennar Corp. Class A	212,200	3,223
PulteGroup, Inc. (a)	1,078,525	6,752
Stanley Black & Decker, Inc.	161,437	9,610
Techtronic Industries Co. Ltd.	3,985,500	4,332
		26,672
Media - 1.6%
Cablevision Systems Corp. - NY Group Class A	184,535	5,844
Omnicom Group, Inc.	125,512	5,703
United Business Media Ltd.	192,600	1,845
Valassis Communications, Inc. (a)	121,789	3,964
		17,356
Specialty Retail - 4.9%
Advance Auto Parts, Inc.	166,790	11,006
Asbury Automotive Group, Inc. (a)	483,141	7,605
Carphone Warehouse Group PLC (a)	528,788	3,154
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Casual Male Retail Group, Inc. (a)	421,708	$ 2,024
Charming Shoppes, Inc. (a)	184,800	703
GameStop Corp. Class A (a)	1,084,162	21,597
Jos. A. Bank Clothiers, Inc. (a)	88,587	3,990
Sonic Automotive, Inc. Class A (sub. vtg.) (d)	276,166	3,419
		53,498
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc. (a)	165,900	4,504
Iconix Brand Group, Inc. (a)	240,139	4,486
		8,990
TOTAL CONSUMER DISCRETIONARY		166,577
CONSUMER STAPLES - 6.1%
Beverages - 2.8%
Cott Corp. (a)	3,379,625	27,985
Molson Coors Brewing Co. Class B	53,033	2,527
		30,512
Food & Staples Retailing - 0.3%
Whole Foods Market, Inc. (a)	76,800	3,626
Food Products - 2.5%
Bunge Ltd.	102,500	6,234
Calavo Growers, Inc.	232,028	5,358
Ralcorp Holdings, Inc. (a)	89,500	5,542
SunOpta, Inc. (a)	1,545,185	10,708
		27,842
Personal Products - 0.5%
Avon Products, Inc.	190,396	5,438
TOTAL CONSUMER STAPLES		67,418
ENERGY - 7.2%
Energy Equipment & Services - 0.6%
Weatherford International Ltd. (a)	317,600	6,482
Oil, Gas & Consumable Fuels - 6.6%
Arch Coal, Inc.	230,900	6,742
Cabot Oil & Gas Corp.	153,900	5,382
Concho Resources, Inc. (a)	75,400	6,239
ConocoPhillips	200,300	12,052
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Denbury Resources, Inc. (a)	589,958	$ 10,725
Petrohawk Energy Corp. (a)	291,959	5,206
Pioneer Natural Resources Co.	56,000	4,486
Southwestern Energy Co. (a)	215,487	7,801
Suncor Energy, Inc.	73,200	2,459
Ultra Petroleum Corp. (a)	114,500	5,380
Whiting Petroleum Corp. (a)	25,500	2,806
Williams Companies, Inc.	154,500	3,524
		72,802
TOTAL ENERGY		79,284
FINANCIALS - 16.6%
Commercial Banks - 5.3%
BB&T Corp.	449,231	10,422
CapitalSource, Inc.	1,001,324	6,469
China Construction Bank Corp.:
rights 12/8/10 (a)	417,830	142
(H Shares)	5,969,000	5,389
Regions Financial Corp.	812,863	4,373
SVB Financial Group (a)	72,715	3,267
U.S. Bancorp, Delaware	794,584	18,895
Wells Fargo & Co.	343,185	9,338
		58,295
Diversified Financial Services - 0.4%
Bank of America Corp.	424,706	4,651
Insurance - 7.5%
AEGON NV (a)	714,900	3,930
AFLAC, Inc.	435,155	22,410
Assurant, Inc.	85,200	3,005
Delphi Financial Group, Inc. Class A	298,511	7,666
Everest Re Group Ltd.	61,425	5,128
Genworth Financial, Inc. Class A (a)	457,190	5,331
Lincoln National Corp.	513,200	12,255
Old Republic International Corp.	265,200	3,357
Platinum Underwriters Holdings Ltd.	160,100	6,921
Reinsurance Group of America, Inc.	80,400	4,014
Unum Group	245,860	5,284
XL Capital Ltd. Class A	208,512	4,099
		83,400
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 1.8%
CBL & Associates Properties, Inc.	215,313	$ 3,553
Host Hotels & Resorts, Inc.	373,500	6,155
SL Green Realty Corp.	111,700	7,305
Weyerhaeuser Co.	164,930	2,753
		19,766
Real Estate Management & Development - 1.6%
CB Richard Ellis Group, Inc. Class A (a)	533,704	10,242
Forest City Enterprises, Inc. Class A (a)(d)	207,800	3,190
Jones Lang LaSalle, Inc.	52,719	4,208
		17,640
TOTAL FINANCIALS		183,752
HEALTH CARE - 7.1%
Biotechnology - 0.5%
PDL BioPharma, Inc.	361,000	2,087
Zogenix, Inc.	851,300	3,278
		5,365
Health Care Equipment & Supplies - 2.2%
C. R. Bard, Inc.	76,900	6,525
Cooper Companies, Inc.	103,831	5,555
Covidien PLC	114,575	4,820
Hill-Rom Holdings, Inc.	56,300	2,228
Orthofix International NV (a)	94,517	2,570
St. Jude Medical, Inc. (a)	10,864	420
Symmetry Medical, Inc. (a)	236,212	1,930
		24,048
Health Care Providers & Services - 2.9%
DaVita, Inc. (a)	80,798	5,874
Emeritus Corp. (a)(d)	356,066	6,420
Quest Diagnostics, Inc.	174,182	8,591
Universal Health Services, Inc. Class B	284,414	11,695
		32,580
Life Sciences Tools & Services - 1.0%
Life Technologies Corp. (a)	74,100	3,691
Lonza Group AG	34,098	2,631
PerkinElmer, Inc.	211,600	4,930
		11,252
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 0.5%
Ardea Biosciences, Inc. (a)	88,497	$ 1,967
Teva Pharmaceutical Industries Ltd. sponsored ADR	61,000	3,052
		5,019
TOTAL HEALTH CARE		78,264
INDUSTRIALS - 13.3%
Aerospace & Defense - 3.3%
Alliant Techsystems, Inc.	107,200	7,923
DigitalGlobe, Inc. (a)	337,600	9,969
Esterline Technologies Corp. (a)	101,822	5,995
Precision Castparts Corp.	19,410	2,680
TransDigm Group, Inc. (a)	146,900	10,063
		36,630
Airlines - 0.2%
US Airways Group, Inc. (a)	231,750	2,586
Building Products - 1.5%
Armstrong World Industries, Inc.	77,022	3,733
Masco Corp.	417,409	4,554
Owens Corning (a)	310,211	8,162
		16,449
Commercial Services & Supplies - 0.4%
Interface, Inc. Class A	96,773	1,397
The Geo Group, Inc. (a)	101,400	2,444
		3,841
Construction & Engineering - 0.3%
MYR Group, Inc. (a)	210,200	3,315
Electrical Equipment - 0.6%
Acuity Brands, Inc.	54,659	2,944
Regal-Beloit Corp.	63,554	3,877
		6,821
Industrial Conglomerates - 0.9%
Carlisle Companies, Inc.	77,200	2,827
Rheinmetall AG	31,300	2,020
Textron, Inc.	223,717	5,002
		9,849
Machinery - 4.4%
Accuride Corp. (a)	143,090	1,660
AGCO Corp. (a)	112,500	5,078
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
ArvinMeritor, Inc. (a)	317,819	$ 5,673
Blount International, Inc. (a)	292,004	4,514
Commercial Vehicle Group, Inc. (a)	320,720	4,545
Cummins, Inc.	77,300	7,507
Ingersoll-Rand Co. Ltd.	236,000	9,676
Navistar International Corp. (a)	56,789	2,906
Timken Co.	145,704	6,347
		47,906
Marine - 0.3%
Ultrapetrol (Bahamas) Ltd. (a)	524,853	3,627
Road & Rail - 1.2%
Union Pacific Corp.	148,800	13,408
Trading Companies & Distributors - 0.2%
Houston Wire & Cable Co. (d)	189,311	2,016
TOTAL INDUSTRIALS		146,448
INFORMATION TECHNOLOGY - 11.1%
Communications Equipment - 0.8%
Comverse Technology, Inc. (a)	613,366	4,717
Juniper Networks, Inc. (a)	129,100	4,392
		9,109
Computers & Peripherals - 0.9%
SanDisk Corp. (a)	76,493	3,412
Western Digital Corp. (a)	201,500	6,750
		10,162
Electronic Equipment & Components - 2.0%
Agilent Technologies, Inc. (a)	184,300	6,454
Anixter International, Inc.	109,180	6,100
Avnet, Inc. (a)	183,661	5,629
Cognex Corp.	77,341	2,162
Vishay Intertechnology, Inc. (a)	154,600	2,205
		22,550
Internet Software & Services - 0.9%
NetEase.com, Inc. sponsored ADR (a)	107,800	4,116
Rackspace Hosting, Inc. (a)	193,318	5,639
		9,755
IT Services - 1.3%
Acxiom Corp. (a)	215,782	3,670
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
CoreLogic, Inc. (a)	196,000	$ 3,569
Fidelity National Information Services, Inc.	268,430	7,221
		14,460
Office Electronics - 0.6%
Xerox Corp.	572,377	6,559
Semiconductors & Semiconductor Equipment - 4.0%
KLA-Tencor Corp.	174,580	6,402
Lam Research Corp. (a)	212,153	9,617
MEMC Electronic Materials, Inc. (a)	283,800	3,284
Micron Technology, Inc. (a)	455,483	3,307
ON Semiconductor Corp. (a)	1,064,470	8,681
Spansion, Inc. Class A (a)(d)	641,043	12,673
		43,964
Software - 0.6%
Epicor Software Corp. (a)	700,473	6,556
TOTAL INFORMATION TECHNOLOGY		123,115
MATERIALS - 11.5%
Chemicals - 8.7%
Air Products & Chemicals, Inc.	63,070	5,438
Albemarle Corp.	131,098	7,091
Ferro Corp. (a)	501,500	7,156
Innophos Holdings, Inc.	500,410	17,044
LyondellBasell Industries NV Class A (a)	701,600	20,494
PPG Industries, Inc.	236,200	18,414
Solutia, Inc. (a)	430,260	9,199
W.R. Grace & Co. (a)	219,128	7,334
Wacker Chemie AG	22,171	3,798
		95,968
Containers & Packaging - 0.4%
Owens-Illinois, Inc. (a)	164,139	4,412
Metals & Mining - 2.4%
Carpenter Technology Corp.	86,796	3,165
Compass Minerals International, Inc.	64,635	5,339
Globe Specialty Metals, Inc. (a)	360,745	5,848
Gulf Resources, Inc. (a)(g)	180,390	1,838
Haynes International, Inc.	18,860	729
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Horsehead Holding Corp. (a)	76,800	$ 893
Newcrest Mining Ltd.	230,011	8,740
		26,552
TOTAL MATERIALS		126,932
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.8%
Cogent Communications Group, Inc. (a)	327,858	3,961
Global Crossing Ltd. (a)	533,568	7,134
Qwest Communications International, Inc.	1,169,600	8,187
		19,282
Wireless Telecommunication Services - 1.1%
NII Holdings, Inc. (a)	323,530	12,540
TOTAL TELECOMMUNICATION SERVICES		31,822
UTILITIES - 5.8%
Electric Utilities - 1.8%
American Electric Power Co., Inc.	446,100	15,881
FirstEnergy Corp.	130,269	4,574
		20,455
Independent Power Producers & Energy Traders - 2.6%
AES Corp. (a)	1,707,000	18,453
Calpine Corp. (a)	839,263	10,155
		28,608
Multi-Utilities - 1.4%
Alliant Energy Corp.	191,200	6,942
CMS Energy Corp.	153,900	2,766
Sempra Energy	108,039	5,412
		15,120
TOTAL UTILITIES		64,183
TOTAL COMMON STOCKS (Cost $978,142)		1,067,795
Convertible Preferred Stocks - 0.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
LodgeNet Entertainment Corp. 10.00% (e)	2,300	$ 2,542
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,231)		2,542
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 0.24% (b)	34,575,904	34,576
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	11,048,975	11,049
TOTAL MONEY MARKET FUNDS (Cost $45,625)		45,625
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,025,998)		1,115,962
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(11,686)
NET ASSETS - 100%		$ 1,104,276
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,542,000 or 0.2% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,838,000 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Gulf Resources, Inc.	12/11/09	$ 1,533
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 46
Fidelity Securities Lending Cash Central Fund	79
Total	$ 125
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 169,119	$ 163,213	$ 5,906	$ -
Consumer Staples	67,418	67,418	-	-
Energy	79,284	79,284	-	-
Financials	183,752	179,822	3,930	-
Health Care	78,264	78,264	-	-
Industrials	146,448	146,448	-	-
Information Technology	123,115	123,115	-	-
Materials	126,932	126,932	-	-
Telecommunication Services	31,822	31,822	-	-
Utilities	64,183	64,183	-	-
Money Market Funds	45,625	45,625	-	-
Total Investments in Securities:	$ 1,115,962	$ 1,106,126	$ 9,836	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.7%
Canada	4.3%
Bermuda	2.3%
Netherlands	2.2%
Ireland	1.7%
Others (Individually Less Than 1%)	4.8%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $437,049,000 of which $249,917,000 and $187,132,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $10,623) - See accompanying schedule: Unaffiliated issuers (cost $980,373)	$ 1,070,337
Fidelity Central Funds (cost $45,625)	45,625
Total Investments (cost $1,025,998)		$ 1,115,962
Cash		18
Receivable for investments sold		4,139
Receivable for fund shares sold		700
Dividends receivable		1,290
Distributions receivable from Fidelity Central Funds		9
Prepaid expenses		4
Other receivables		13
Total assets		1,122,135

Liabilities
Payable for investments purchased Regular delivery	$ 282
Delayed delivery	3,419
Payable for fund shares redeemed	2,098
Accrued management fee	442
Distribution and service plan fees payable	260
Other affiliated payables	264
Other payables and accrued expenses	45
Collateral on securities loaned, at value	11,049
Total liabilities		17,859

Net Assets		$ 1,104,276
Net Assets consist of:
Paid in capital		$ 1,459,133
Undistributed net investment income		1,371
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(446,189)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		89,961
Net Assets		$ 1,104,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($220,635 ÷ 9,545.4 shares)	$ 23.11

Maximum offering price per share (100/94.25 of $23.11)	$ 24.52
Class T: Net Asset Value and redemption price per share ($344,255 ÷ 14,404.2 shares)	$ 23.90

Maximum offering price per share (100/96.50 of $23.90)	$ 24.77
Class B: Net Asset Value and offering price per share ($29,923 ÷ 1,400.2 shares)A	$ 21.37

Class C: Net Asset Value and offering price per share ($49,159 ÷ 2,326.3 shares)A	$ 21.13

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($360,244 ÷ 13,961.6 shares)	$ 25.80

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($47,364 ÷ 1,834.4 shares)	$ 25.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($52,696 ÷ 2,134.7 shares)	$ 24.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 10,831
Special dividends		1,786
Interest		2
Income from Fidelity Central Funds		125
Total income		12,744

Expenses
Management fee Basic fee	$ 6,004
Performance adjustment	(1,044)
Transfer agent fees	2,813
Distribution and service plan fees	3,106
Accounting and security lending fees	366
Custodian fees and expenses	82
Independent trustees' compensation	6
Registration fees	133
Audit	72
Legal	5
Miscellaneous	13
Total expenses before reductions	11,556
Expense reductions	(134)	11,422
Net investment income (loss)		1,322
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,248
Foreign currency transactions	(29)
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		54,220
Change in net unrealized appreciation (depreciation) on: Investment securities	147,574
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		147,568
Net gain (loss)		201,788
Net increase (decrease) in net assets resulting from operations		$ 203,110

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,322	$ 2,418
Net realized gain (loss)	54,220	(159,963)
Change in net unrealized appreciation (depreciation)	147,568	504,549
Net increase (decrease) in net assets resulting from operations	203,110	347,004
Distributions to shareholders from net investment income	-	(4,690)
Distributions to shareholders from net realized gain	(296)	-
Total distributions	(296)	(4,690)
Share transactions - net increase (decrease)	(38,945)	(45,798)
Total increase (decrease) in net assets	163,869	296,516

Net Assets
Beginning of period	940,407	643,891
End of period (including undistributed net investment income of $1,371 and distributions in excess of net investment income of $1, respectively)	$ 1,104,276	$ 940,407

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 18.77	$ 11.87	$ 30.67	$ 33.03	$ 35.39
Income from Investment Operations
Net investment income (loss) C	.03 F	.06	.10	.02	.06
Net realized and unrealized gain (loss)	4.32	6.96	(14.37)	1.89	4.94
Total from investment operations	4.35	7.02	(14.27)	1.91	5.00
Distributions from net investment income	-	(.12)	-	-	(.01)
Distributions from net realized gain	(.01)	-	(4.53)	(4.27)	(7.35)
Total distributions	(.01)	(.12)	(4.53)	(4.27)	(7.36)
Net asset value, end of period	$ 23.11	$ 18.77	$ 11.87	$ 30.67	$ 33.03
Total Return A, B	23.16%	59.70%	(54.45)%	6.46%	17.23%
Ratios to Average Net Assets D, G
Expenses before reductions	1.08%	1.03%	1.14%	1.16%	1.17%
Expenses net of fee waivers, if any	1.08%	1.03%	1.14%	1.16%	1.17%
Expenses net of all reductions	1.07%	1.02%	1.14%	1.15%	1.16%
Net investment income (loss)	.12% F	.39%	.45%	.07%	.20%
Supplemental Data
Net assets, end of period (in millions)	$ 221	$ 206	$ 139	$ 355	$ 334
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.44	$ 12.25	$ 31.48	$ 33.77	$ 36.06
Income from Investment Operations
Net investment income (loss) C	(.01) F	.03	.06	(.04)	-H
Net realized and unrealized gain (loss)	4.48	7.21	(14.84)	1.94	5.06
Total from investment operations	4.47	7.24	(14.78)	1.90	5.06
Distributions from net investment income	-	(.05)	-	-	-
Distributions from net realized gain	(.01)	-	(4.45)	(4.19)	(7.35)
Total distributions	(.01)	(.05)	(4.45)	(4.19)	(7.35)
Net asset value, end of period	$ 23.90	$ 19.44	$ 12.25	$ 31.48	$ 33.77
Total Return A, B	22.98%	59.40%	(54.56)%	6.24%	17.03%
Ratios to Average Net Assets D, G
Expenses before reductions	1.26%	1.24%	1.33%	1.35%	1.35%
Expenses net of fee waivers, if any	1.26%	1.24%	1.33%	1.35%	1.35%
Expenses net of all reductions	1.25%	1.22%	1.32%	1.34%	1.34%
Net investment income (loss)	(.06)% F	.18%	.26%	(.12)%	.01%
Supplemental Data
Net assets, end of period (in millions)	$ 344	$ 339	$ 253	$ 751	$ 827
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.23)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.48	$ 11.03	$ 28.74	$ 31.17	$ 34.01
Income from Investment Operations
Net investment income (loss) C	(.13) F	(.05)	(.06)	(.21)	(.18)
Net realized and unrealized gain (loss)	4.03	6.50	(13.38)	1.78	4.69
Total from investment operations	3.90	6.45	(13.44)	1.57	4.51
Distributions from net realized gain	(.01)	-	(4.27)	(4.00)	(7.35)
Net asset value, end of period	$ 21.37	$ 17.48	$ 11.03	$ 28.74	$ 31.17
Total Return A, B	22.29%	58.48%	(54.80)%	5.63%	16.29%
Ratios to Average Net Assets D, G
Expenses before reductions	1.83%	1.78%	1.90%	1.95%	1.97%
Expenses net of fee waivers, if any	1.83%	1.78%	1.90%	1.95%	1.97%
Expenses net of all reductions	1.82%	1.77%	1.89%	1.94%	1.96%
Net investment income (loss)	(.64)% F	(.36)%	(.31)%	(.72)%	(.61)%
Supplemental Data
Net assets, end of period (in millions)	$ 30	$ 40	$ 47	$ 175	$ 212
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.29	$ 10.91	$ 28.51	$ 30.96	$ 33.83
Income from Investment Operations
Net investment income (loss) C	(.12) F	(.05)	(.06)	(.21)	(.17)
Net realized and unrealized gain (loss)	3.97	6.43	(13.24)	1.78	4.65
Total from investment operations	3.85	6.38	(13.30)	1.57	4.48
Distributions from net realized gain	(.01)	-	(4.30)	(4.02)	(7.35)
Net asset value, end of period	$ 21.13	$ 17.29	$ 10.91	$ 28.51	$ 30.96
Total Return A, B	22.25%	58.48%	(54.80)%	5.66%	16.30%
Ratios to Average Net Assets D, G
Expenses before reductions	1.83%	1.78%	1.90%	1.94%	1.95%
Expenses net of fee waivers, if any	1.83%	1.78%	1.90%	1.94%	1.95%
Expenses net of all reductions	1.82%	1.77%	1.89%	1.93%	1.94%
Net investment income (loss)	(.63)% F	(.36)%	(.31)%	(.71)%	(.59)%
Supplemental Data
Net assets, end of period (in millions)	$ 49	$ 43	$ 32	$ 94	$ 99
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.89	$ 13.21	$ 33.60	$ 35.77	$ 37.75
Income from Investment Operations
Net investment income (loss) B	.09 E	.11	.17	.12	.14
Net realized and unrealized gain (loss)	4.83	7.73	(15.97)	2.06	5.34
Total from investment operations	4.92	7.84	(15.80)	2.18	5.48
Distributions from net investment income	-	(.16)	-	(.04)	(.11)
Distributions from net realized gain	(.01)	-	(4.59)	(4.31)	(7.35)
Total distributions	(.01)	(.16)	(4.59)	(4.35)	(7.46)
Net asset value, end of period	$ 25.80	$ 20.89	$ 13.21	$ 33.60	$ 35.77
Total Return A	23.54%	60.05%	(54.35)%	6.78%	17.52%
Ratios to Average Net Assets C, F
Expenses before reductions	.81%	.78%	.89%	.89%	.93%
Expenses net of fee waivers, if any	.81%	.78%	.89%	.89%	.93%
Expenses net of all reductions	.80%	.77%	.88%	.87%	.91%
Net investment income (loss)	.39% E	.64%	.70%	.35%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 360	$ 237	$ 122	$ 407	$ 216
Portfolio turnover rate D	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.86	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.15 G	.16	.12
Net realized and unrealized gain (loss)	4.82	7.70	(13.81)
Total from investment operations	4.97	7.86	(13.69)
Distributions from net investment income	-	(.23)	-
Distributions from net realized gain	(.01)	-	-
Total distributions	(.01)	(.23)	-
Net asset value, end of period	$ 25.82	$ 20.86	$ 13.23
Total Return B, C	23.81%	60.52%	(50.85)%
Ratios to Average Net Assets E, I
Expenses before reductions	.58%	.51%	.65% A
Expenses net of fee waivers, if any	.58%	.51%	.65% A
Expenses net of all reductions	.56%	.49%	.64% A
Net investment income (loss)	.62% G	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 47	$ 27	$ 5
Portfolio turnover rate F	99%	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

H For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.97	$ 12.67	$ 32.43	$ 34.69	$ 36.82
Income from Investment Operations
Net investment income (loss) B	.10 E	.11	.18	.14	.18
Net realized and unrealized gain (loss)	4.63	7.38	(15.31)	1.98	5.19
Total from investment operations	4.73	7.49	(15.13)	2.12	5.37
Distributions from net investment income	-	(.19)	-	(.07)	(.15)
Distributions from net realized gain	(.01)	-	(4.63)	(4.31)	(7.35)
Total distributions	(.01)	(.19)	(4.63)	(4.38)	(7.50)
Net asset value, end of period	$ 24.69	$ 19.97	$ 12.67	$ 32.43	$ 34.69
Total Return A	23.67%	60.08%	(54.29)%	6.82%	17.70%
Ratios to Average Net Assets C, F
Expenses before reductions	.74%	.70%	.80%	.83%	.79%
Expenses net of fee waivers, if any	.74%	.70%	.80%	.83%	.79%
Expenses net of all reductions	.73%	.69%	.79%	.82%	.78%
Net investment income (loss)	.46% E	.71%	.79%	.40%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 48	$ 45	$ 85	$ 81
Portfolio turnover rate D	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 158,420
Gross unrealized depreciation	(76,974)
Net unrealized appreciation (depreciation)	$ 81,446

Tax Cost	$ 1,034,516

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,380
Capital loss carryforward	$ (437,049)
Net unrealized appreciation (depreciation)	$ 81,442

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 296	$ 4,690

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short short-term securities, aggregated $1,025,023 and $1,092,597, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of Fidelity Value Strategies as compared to an appropriate benchmark index. For the period, the total annualized management fee, including performance adjustment was .46% of the funds average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 549	$ 4
Class T	.25%	.25%	1,722	11
Class B	.75%	.25%	362	272
Class C	.75%	.25%	473	26
			$ 3,106	$ 313

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26
Class T	12
Class B*	43
Class C*	2
$ 83

* When Class B and Class C shares are initially sold, FDC Pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 673.31
Class T	806.23
Class B	112.31
Class C	145.31
Fidelity Value Strategies Fund	939.28
Fidelity Value Strategies Fund Class K	21.05
Institutional Class	117.21
	$ 2,813

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,693.38%		-*

* Amount represents One hundred and Ninety-Six Dollars.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net Income from lending portfolio securities during the period amounted to $79. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $134 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ -	$ 1,358
Class T	-	1,110
Fidelity Value Strategies Fund	-	1,454
Fidelity Value Strategies Fund Class K	-	93
Institutional Class	-	675
Total	$ -	$ 4,690
From net realized gain
Class A	$ 61	$ -
Class T	91	-
Class B	10	-
Class C	15	-
Fidelity Value Strategies Fund	89	-
Fidelity Value Strategies Fund Class K	13	-
Institutional Class	17	-
Total	$ 296	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009A	2010	2009A
Class A
Shares sold	1,952	3,224	$ 41,366	$ 46,221
Reinvestment of distributions	3	111	58	1,293
Shares redeemed	(3,407)	(4,033)	(71,904)	(57,211)
Net increase (decrease)	(1,452)	(698)	$ (30,480)	$ (9,697)
Class T
Shares sold	1,950	3,435	$ 43,085	$ 50,815
Reinvestment of distributions	4	85	85	1,034
Shares redeemed	(5,007)	(6,709)	(108,781)	(98,956)
Net increase (decrease)	(3,053)	(3,189)	$ (65,611)	$ (47,107)
Class B
Shares sold	124	187	$ 2,491	$ 2,407
Reinvestment of distributions	1	-	9	-
Shares redeemed	(996)	(2,212)	(19,662)	(27,839)
Net increase (decrease)	(871)	(2,025)	$ (17,162)	$ (25,432)
Class C
Shares sold	380	325	$ 7,582	$ 4,318
Reinvestment of distributions	1	-	14	-
Shares redeemed	(540)	(804)	(10,487)	(10,375)
Net increase (decrease)	(159)	(479)	$ (2,891)	$ (6,057)
Fidelity Value Strategies Fund
Shares sold	10,475	6,464	$ 252,633	$ 114,372
Conversion to Fidelity Value Strategies Fund Class K	-	(570)	-	(10,835)
Reinvestment of distributions	4	109	86	1,410
Shares redeemed	(7,870)	(3,891)	(184,781)	(65,772)
Net increase (decrease)	2,609	2,112	$ 67,938	$ 39,175
Fidelity Value Strategies Fund Class K
Shares sold	1,867	619	$ 44,734	$ 11,412
Conversion from Fidelity Value Strategies Fund	-	570	-	10,835
Reinvestment of distributions	1	7	13	93
Shares redeemed	(1,312)	(314)	(30,396)	(5,766)
Net increase (decrease)	556	882	$ 14,351	$ 16,574
Institutional Class
Shares sold	1,171	718	$ 27,143	$ 10,860
Reinvestment of distributions	1	53	16	652
Shares redeemed	(1,452)	(1,911)	(32,249)	(24,766)
Net increase (decrease)	(280)	(1,140)	$ (5,090)	$ (13,254)

A Conversion transactions for Fidelity Value Strategies Fund Class K and Fidelity Value Strategies Fund are presented for the period December 1, 2008 through August 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Value Strategies Fund	12/13/10	12/10/10	$0.075	$0.030

Fidelity Value Strategies Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Value Strategies Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
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73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited.

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions and
Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SOI-UANN-0111
1.786703.107

(Fidelity Investment logo)(registered trademark)
Fidelity® Value Strategies Fund
Class K

(A Class of Fidelity Advisor® Value
Strategies Fund)

Annual Report

November 30, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Value Strategies Fund Class K A	23.81%	2.66%	6.55%

A The initial offering of Fidelity Value Strategies Fund Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Value Strategies Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Strategies Fund Class K on November 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Fidelity Value Strategies Fund Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the year ending November 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks extended their 2009 upswing in the first five months of the period on signs the Great Recession was over. However, high unemployment in the U.S. and sovereign debt problems in Europe sent equities falling during the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the large-cap S&P 500® Index posting its best September/October performance since 1998. By November, however, Ireland's debt took center stage, along with slower growth in China and additional quantitative easing in the U.S., unnerving investors and cooling down markets. For the full 12 months, the S&P 500® rose 9.94%, while the blue-chip-laden Dow Jones Industrial AverageSM added 9.33%. Both were bested by the technology-heavy Nasdaq Composite® Index, which advanced 17.58%. Overall, it was a broad-based rally, with economically sensitive sectors among the biggest gainers. Stocks of mid- and small-sized companies fared better than their larger-cap counterparts, advancing 24.04% and 26.98%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Thomas Soviero, who became Portfolio Manager of Fidelity® Value Strategies Fund on May 1, 2010: For the year, the fund's Class K shares returned 23.81%, outperforming the 22.07% return of the Russell Midcap® Value Index. At the sector level, strong stock selection in materials, information technology and industrials helped versus the index. Individual contributors included specialty chemicals manufacturer Solutia, global real estate services firm CB Richard Ellis Group, chemical company LyondellBasell Industries, technology equipment manufacturer Bell Microproducts - which was acquired by Avnet in July - and auto-parts retailer Advance Auto Parts. Conversely, unfavorable positioning in energy and health care dampened results. In terms of individual securities, homebuilder PulteGroup detracted, as did California-based banking giant Wells Fargo, regional bank U.S. Bancorp and independent oil and natural gas company Southwestern Energy. All of the stocks I've mentioned, except PulteGroup, were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 to November 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Expenses Paid During Period* June 1, 2010 to November 30, 2010
Class A	1.05%
Actual		$ 1,000.00	$ 1,085.80	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.80	$ 5.32
Class T	1.23%
Actual		$ 1,000.00	$ 1,085.20	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.23
Class B	1.79%
Actual		$ 1,000.00	$ 1,081.80	$ 9.34
HypotheticalA		$ 1,000.00	$ 1,016.09	$ 9.05
Class C	1.80%
Actual		$ 1,000.00	$ 1,081.70	$ 9.39
HypotheticalA		$ 1,000.00	$ 1,016.04	$ 9.10
Fidelity Value Strategies Fund	.78%
Actual		$ 1,000.00	$ 1,087.50	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,021.16	$ 3.95
Fidelity Value Strategies Fund Class K	.56%
Actual		$ 1,000.00	$ 1,088.80	$ 2.93
HypotheticalA		$ 1,000.00	$ 1,022.26	$ 2.84
Institutional Class	.72%
Actual		$ 1,000.00	$ 1,088.00	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.46	$ 3.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Cott Corp.	2.6	0.0
AFLAC, Inc.	2.0	0.1
GameStop Corp. Class A	1.9	0.0
LyondellBasell Industries NV Class A	1.9	0.4
U.S. Bancorp, Delaware	1.7	1.7
AES Corp.	1.7	1.1
PPG Industries, Inc.	1.7	0.0
Innophos Holdings, Inc.	1.5	0.4
American Electric Power Co., Inc.	1.4	0.4
Union Pacific Corp.	1.2	1.0
	17.6
Top Five Market Sectors as of November 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.6	18.0
Consumer Discretionary	15.3	17.9
Industrials	13.3	15.0
Materials	11.5	8.1
Information Technology	11.1	10.8
Asset Allocation (% of fund's net assets)
As of November 30, 2010*		As of May 31, 2010**
	Stocks 96.7%		Stocks 97.2%
	Bonds 0.0%		Bonds 0.0%†
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	15.3%	** Foreign investments	11.5%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2010

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 1.0%
Autoliv, Inc.	56,100	$ 4,119
Delphi Corp. Class B (a)(f)	207	3,364
TRW Automotive Holdings Corp. (a)	77,600	3,685
		11,168
Automobiles - 0.9%
Bayerische Motoren Werke AG (BMW)	36,387	2,736
General Motors Co.	74,100	2,534
Harley-Davidson, Inc.	148,300	4,639
		9,909
Diversified Consumer Services - 0.7%
Service Corp. International	609,400	4,912
Stewart Enterprises, Inc. Class A	484,700	2,748
		7,660
Hotels, Restaurants & Leisure - 2.8%
Ameristar Casinos, Inc.	197,900	3,534
Brinker International, Inc.	177,108	3,620
Cedar Fair LP (depository unit)	231,920	3,414
O'Charleys, Inc. (a)	404,555	2,800
Starwood Hotels & Resorts Worldwide, Inc.	96,687	5,496
WMS Industries, Inc. (a)	148,800	6,599
Wyndham Worldwide Corp.	203,867	5,861
		31,324
Household Durables - 2.4%
KB Home (d)	243,794	2,755
Lennar Corp. Class A	212,200	3,223
PulteGroup, Inc. (a)	1,078,525	6,752
Stanley Black & Decker, Inc.	161,437	9,610
Techtronic Industries Co. Ltd.	3,985,500	4,332
		26,672
Media - 1.6%
Cablevision Systems Corp. - NY Group Class A	184,535	5,844
Omnicom Group, Inc.	125,512	5,703
United Business Media Ltd.	192,600	1,845
Valassis Communications, Inc. (a)	121,789	3,964
		17,356
Specialty Retail - 4.9%
Advance Auto Parts, Inc.	166,790	11,006
Asbury Automotive Group, Inc. (a)	483,141	7,605
Carphone Warehouse Group PLC (a)	528,788	3,154
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Casual Male Retail Group, Inc. (a)	421,708	$ 2,024
Charming Shoppes, Inc. (a)	184,800	703
GameStop Corp. Class A (a)	1,084,162	21,597
Jos. A. Bank Clothiers, Inc. (a)	88,587	3,990
Sonic Automotive, Inc. Class A (sub. vtg.) (d)	276,166	3,419
		53,498
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc. (a)	165,900	4,504
Iconix Brand Group, Inc. (a)	240,139	4,486
		8,990
TOTAL CONSUMER DISCRETIONARY		166,577
CONSUMER STAPLES - 6.1%
Beverages - 2.8%
Cott Corp. (a)	3,379,625	27,985
Molson Coors Brewing Co. Class B	53,033	2,527
		30,512
Food & Staples Retailing - 0.3%
Whole Foods Market, Inc. (a)	76,800	3,626
Food Products - 2.5%
Bunge Ltd.	102,500	6,234
Calavo Growers, Inc.	232,028	5,358
Ralcorp Holdings, Inc. (a)	89,500	5,542
SunOpta, Inc. (a)	1,545,185	10,708
		27,842
Personal Products - 0.5%
Avon Products, Inc.	190,396	5,438
TOTAL CONSUMER STAPLES		67,418
ENERGY - 7.2%
Energy Equipment & Services - 0.6%
Weatherford International Ltd. (a)	317,600	6,482
Oil, Gas & Consumable Fuels - 6.6%
Arch Coal, Inc.	230,900	6,742
Cabot Oil & Gas Corp.	153,900	5,382
Concho Resources, Inc. (a)	75,400	6,239
ConocoPhillips	200,300	12,052
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Denbury Resources, Inc. (a)	589,958	$ 10,725
Petrohawk Energy Corp. (a)	291,959	5,206
Pioneer Natural Resources Co.	56,000	4,486
Southwestern Energy Co. (a)	215,487	7,801
Suncor Energy, Inc.	73,200	2,459
Ultra Petroleum Corp. (a)	114,500	5,380
Whiting Petroleum Corp. (a)	25,500	2,806
Williams Companies, Inc.	154,500	3,524
		72,802
TOTAL ENERGY		79,284
FINANCIALS - 16.6%
Commercial Banks - 5.3%
BB&T Corp.	449,231	10,422
CapitalSource, Inc.	1,001,324	6,469
China Construction Bank Corp.:
rights 12/8/10 (a)	417,830	142
(H Shares)	5,969,000	5,389
Regions Financial Corp.	812,863	4,373
SVB Financial Group (a)	72,715	3,267
U.S. Bancorp, Delaware	794,584	18,895
Wells Fargo & Co.	343,185	9,338
		58,295
Diversified Financial Services - 0.4%
Bank of America Corp.	424,706	4,651
Insurance - 7.5%
AEGON NV (a)	714,900	3,930
AFLAC, Inc.	435,155	22,410
Assurant, Inc.	85,200	3,005
Delphi Financial Group, Inc. Class A	298,511	7,666
Everest Re Group Ltd.	61,425	5,128
Genworth Financial, Inc. Class A (a)	457,190	5,331
Lincoln National Corp.	513,200	12,255
Old Republic International Corp.	265,200	3,357
Platinum Underwriters Holdings Ltd.	160,100	6,921
Reinsurance Group of America, Inc.	80,400	4,014
Unum Group	245,860	5,284
XL Capital Ltd. Class A	208,512	4,099
		83,400
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 1.8%
CBL & Associates Properties, Inc.	215,313	$ 3,553
Host Hotels & Resorts, Inc.	373,500	6,155
SL Green Realty Corp.	111,700	7,305
Weyerhaeuser Co.	164,930	2,753
		19,766
Real Estate Management & Development - 1.6%
CB Richard Ellis Group, Inc. Class A (a)	533,704	10,242
Forest City Enterprises, Inc. Class A (a)(d)	207,800	3,190
Jones Lang LaSalle, Inc.	52,719	4,208
		17,640
TOTAL FINANCIALS		183,752
HEALTH CARE - 7.1%
Biotechnology - 0.5%
PDL BioPharma, Inc.	361,000	2,087
Zogenix, Inc.	851,300	3,278
		5,365
Health Care Equipment & Supplies - 2.2%
C. R. Bard, Inc.	76,900	6,525
Cooper Companies, Inc.	103,831	5,555
Covidien PLC	114,575	4,820
Hill-Rom Holdings, Inc.	56,300	2,228
Orthofix International NV (a)	94,517	2,570
St. Jude Medical, Inc. (a)	10,864	420
Symmetry Medical, Inc. (a)	236,212	1,930
		24,048
Health Care Providers & Services - 2.9%
DaVita, Inc. (a)	80,798	5,874
Emeritus Corp. (a)(d)	356,066	6,420
Quest Diagnostics, Inc.	174,182	8,591
Universal Health Services, Inc. Class B	284,414	11,695
		32,580
Life Sciences Tools & Services - 1.0%
Life Technologies Corp. (a)	74,100	3,691
Lonza Group AG	34,098	2,631
PerkinElmer, Inc.	211,600	4,930
		11,252
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 0.5%
Ardea Biosciences, Inc. (a)	88,497	$ 1,967
Teva Pharmaceutical Industries Ltd. sponsored ADR	61,000	3,052
		5,019
TOTAL HEALTH CARE		78,264
INDUSTRIALS - 13.3%
Aerospace & Defense - 3.3%
Alliant Techsystems, Inc.	107,200	7,923
DigitalGlobe, Inc. (a)	337,600	9,969
Esterline Technologies Corp. (a)	101,822	5,995
Precision Castparts Corp.	19,410	2,680
TransDigm Group, Inc. (a)	146,900	10,063
		36,630
Airlines - 0.2%
US Airways Group, Inc. (a)	231,750	2,586
Building Products - 1.5%
Armstrong World Industries, Inc.	77,022	3,733
Masco Corp.	417,409	4,554
Owens Corning (a)	310,211	8,162
		16,449
Commercial Services & Supplies - 0.4%
Interface, Inc. Class A	96,773	1,397
The Geo Group, Inc. (a)	101,400	2,444
		3,841
Construction & Engineering - 0.3%
MYR Group, Inc. (a)	210,200	3,315
Electrical Equipment - 0.6%
Acuity Brands, Inc.	54,659	2,944
Regal-Beloit Corp.	63,554	3,877
		6,821
Industrial Conglomerates - 0.9%
Carlisle Companies, Inc.	77,200	2,827
Rheinmetall AG	31,300	2,020
Textron, Inc.	223,717	5,002
		9,849
Machinery - 4.4%
Accuride Corp. (a)	143,090	1,660
AGCO Corp. (a)	112,500	5,078
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
ArvinMeritor, Inc. (a)	317,819	$ 5,673
Blount International, Inc. (a)	292,004	4,514
Commercial Vehicle Group, Inc. (a)	320,720	4,545
Cummins, Inc.	77,300	7,507
Ingersoll-Rand Co. Ltd.	236,000	9,676
Navistar International Corp. (a)	56,789	2,906
Timken Co.	145,704	6,347
		47,906
Marine - 0.3%
Ultrapetrol (Bahamas) Ltd. (a)	524,853	3,627
Road & Rail - 1.2%
Union Pacific Corp.	148,800	13,408
Trading Companies & Distributors - 0.2%
Houston Wire & Cable Co. (d)	189,311	2,016
TOTAL INDUSTRIALS		146,448
INFORMATION TECHNOLOGY - 11.1%
Communications Equipment - 0.8%
Comverse Technology, Inc. (a)	613,366	4,717
Juniper Networks, Inc. (a)	129,100	4,392
		9,109
Computers & Peripherals - 0.9%
SanDisk Corp. (a)	76,493	3,412
Western Digital Corp. (a)	201,500	6,750
		10,162
Electronic Equipment & Components - 2.0%
Agilent Technologies, Inc. (a)	184,300	6,454
Anixter International, Inc.	109,180	6,100
Avnet, Inc. (a)	183,661	5,629
Cognex Corp.	77,341	2,162
Vishay Intertechnology, Inc. (a)	154,600	2,205
		22,550
Internet Software & Services - 0.9%
NetEase.com, Inc. sponsored ADR (a)	107,800	4,116
Rackspace Hosting, Inc. (a)	193,318	5,639
		9,755
IT Services - 1.3%
Acxiom Corp. (a)	215,782	3,670
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
CoreLogic, Inc. (a)	196,000	$ 3,569
Fidelity National Information Services, Inc.	268,430	7,221
		14,460
Office Electronics - 0.6%
Xerox Corp.	572,377	6,559
Semiconductors & Semiconductor Equipment - 4.0%
KLA-Tencor Corp.	174,580	6,402
Lam Research Corp. (a)	212,153	9,617
MEMC Electronic Materials, Inc. (a)	283,800	3,284
Micron Technology, Inc. (a)	455,483	3,307
ON Semiconductor Corp. (a)	1,064,470	8,681
Spansion, Inc. Class A (a)(d)	641,043	12,673
		43,964
Software - 0.6%
Epicor Software Corp. (a)	700,473	6,556
TOTAL INFORMATION TECHNOLOGY		123,115
MATERIALS - 11.5%
Chemicals - 8.7%
Air Products & Chemicals, Inc.	63,070	5,438
Albemarle Corp.	131,098	7,091
Ferro Corp. (a)	501,500	7,156
Innophos Holdings, Inc.	500,410	17,044
LyondellBasell Industries NV Class A (a)	701,600	20,494
PPG Industries, Inc.	236,200	18,414
Solutia, Inc. (a)	430,260	9,199
W.R. Grace & Co. (a)	219,128	7,334
Wacker Chemie AG	22,171	3,798
		95,968
Containers & Packaging - 0.4%
Owens-Illinois, Inc. (a)	164,139	4,412
Metals & Mining - 2.4%
Carpenter Technology Corp.	86,796	3,165
Compass Minerals International, Inc.	64,635	5,339
Globe Specialty Metals, Inc. (a)	360,745	5,848
Gulf Resources, Inc. (a)(g)	180,390	1,838
Haynes International, Inc.	18,860	729
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Horsehead Holding Corp. (a)	76,800	$ 893
Newcrest Mining Ltd.	230,011	8,740
		26,552
TOTAL MATERIALS		126,932
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.8%
Cogent Communications Group, Inc. (a)	327,858	3,961
Global Crossing Ltd. (a)	533,568	7,134
Qwest Communications International, Inc.	1,169,600	8,187
		19,282
Wireless Telecommunication Services - 1.1%
NII Holdings, Inc. (a)	323,530	12,540
TOTAL TELECOMMUNICATION SERVICES		31,822
UTILITIES - 5.8%
Electric Utilities - 1.8%
American Electric Power Co., Inc.	446,100	15,881
FirstEnergy Corp.	130,269	4,574
		20,455
Independent Power Producers & Energy Traders - 2.6%
AES Corp. (a)	1,707,000	18,453
Calpine Corp. (a)	839,263	10,155
		28,608
Multi-Utilities - 1.4%
Alliant Energy Corp.	191,200	6,942
CMS Energy Corp.	153,900	2,766
Sempra Energy	108,039	5,412
		15,120
TOTAL UTILITIES		64,183
TOTAL COMMON STOCKS (Cost $978,142)		1,067,795
Convertible Preferred Stocks - 0.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
LodgeNet Entertainment Corp. 10.00% (e)	2,300	$ 2,542
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,231)		2,542
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 0.24% (b)	34,575,904	34,576
Fidelity Securities Lending Cash Central Fund, 0.25% (b)(c)	11,048,975	11,049
TOTAL MONEY MARKET FUNDS (Cost $45,625)		45,625
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,025,998)		1,115,962
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(11,686)
NET ASSETS - 100%		$ 1,104,276
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,542,000 or 0.2% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,838,000 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Gulf Resources, Inc.	12/11/09	$ 1,533
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 46
Fidelity Securities Lending Cash Central Fund	79
Total	$ 125
Other Information

The following is a summary of the inputs used, as of November 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 169,119	$ 163,213	$ 5,906	$ -
Consumer Staples	67,418	67,418	-	-
Energy	79,284	79,284	-	-
Financials	183,752	179,822	3,930	-
Health Care	78,264	78,264	-	-
Industrials	146,448	146,448	-	-
Information Technology	123,115	123,115	-	-
Materials	126,932	126,932	-	-
Telecommunication Services	31,822	31,822	-	-
Utilities	64,183	64,183	-	-
Money Market Funds	45,625	45,625	-	-
Total Investments in Securities:	$ 1,115,962	$ 1,106,126	$ 9,836	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.7%
Canada	4.3%
Bermuda	2.3%
Netherlands	2.2%
Ireland	1.7%
Others (Individually Less Than 1%)	4.8%
100.0%
Income Tax Information

At November 30, 2010, the Fund had a capital loss carryforward of approximately $437,049,000 of which $249,917,000 and $187,132,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2010

Assets
Investment in securities, at value (including securities loaned of $10,623) - See accompanying schedule: Unaffiliated issuers (cost $980,373)	$ 1,070,337
Fidelity Central Funds (cost $45,625)	45,625
Total Investments (cost $1,025,998)		$ 1,115,962
Cash		18
Receivable for investments sold		4,139
Receivable for fund shares sold		700
Dividends receivable		1,290
Distributions receivable from Fidelity Central Funds		9
Prepaid expenses		4
Other receivables		13
Total assets		1,122,135

Liabilities
Payable for investments purchased Regular delivery	$ 282
Delayed delivery	3,419
Payable for fund shares redeemed	2,098
Accrued management fee	442
Distribution and service plan fees payable	260
Other affiliated payables	264
Other payables and accrued expenses	45
Collateral on securities loaned, at value	11,049
Total liabilities		17,859

Net Assets		$ 1,104,276
Net Assets consist of:
Paid in capital		$ 1,459,133
Undistributed net investment income		1,371
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(446,189)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		89,961
Net Assets		$ 1,104,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($220,635 ÷ 9,545.4 shares)	$ 23.11

Maximum offering price per share (100/94.25 of $23.11)	$ 24.52
Class T: Net Asset Value and redemption price per share ($344,255 ÷ 14,404.2 shares)	$ 23.90

Maximum offering price per share (100/96.50 of $23.90)	$ 24.77
Class B: Net Asset Value and offering price per share ($29,923 ÷ 1,400.2 shares)A	$ 21.37

Class C: Net Asset Value and offering price per share ($49,159 ÷ 2,326.3 shares)A	$ 21.13

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($360,244 ÷ 13,961.6 shares)	$ 25.80

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($47,364 ÷ 1,834.4 shares)	$ 25.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($52,696 ÷ 2,134.7 shares)	$ 24.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2010

Investment Income
Dividends		$ 10,831
Special dividends		1,786
Interest		2
Income from Fidelity Central Funds		125
Total income		12,744

Expenses
Management fee Basic fee	$ 6,004
Performance adjustment	(1,044)
Transfer agent fees	2,813
Distribution and service plan fees	3,106
Accounting and security lending fees	366
Custodian fees and expenses	82
Independent trustees' compensation	6
Registration fees	133
Audit	72
Legal	5
Miscellaneous	13
Total expenses before reductions	11,556
Expense reductions	(134)	11,422
Net investment income (loss)		1,322
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,248
Foreign currency transactions	(29)
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		54,220
Change in net unrealized appreciation (depreciation) on: Investment securities	147,574
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		147,568
Net gain (loss)		201,788
Net increase (decrease) in net assets resulting from operations		$ 203,110

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2010	Year ended November 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,322	$ 2,418
Net realized gain (loss)	54,220	(159,963)
Change in net unrealized appreciation (depreciation)	147,568	504,549
Net increase (decrease) in net assets resulting from operations	203,110	347,004
Distributions to shareholders from net investment income	-	(4,690)
Distributions to shareholders from net realized gain	(296)	-
Total distributions	(296)	(4,690)
Share transactions - net increase (decrease)	(38,945)	(45,798)
Total increase (decrease) in net assets	163,869	296,516

Net Assets
Beginning of period	940,407	643,891
End of period (including undistributed net investment income of $1,371 and distributions in excess of net investment income of $1, respectively)	$ 1,104,276	$ 940,407

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 18.77	$ 11.87	$ 30.67	$ 33.03	$ 35.39
Income from Investment Operations
Net investment income (loss) C	.03 F	.06	.10	.02	.06
Net realized and unrealized gain (loss)	4.32	6.96	(14.37)	1.89	4.94
Total from investment operations	4.35	7.02	(14.27)	1.91	5.00
Distributions from net investment income	-	(.12)	-	-	(.01)
Distributions from net realized gain	(.01)	-	(4.53)	(4.27)	(7.35)
Total distributions	(.01)	(.12)	(4.53)	(4.27)	(7.36)
Net asset value, end of period	$ 23.11	$ 18.77	$ 11.87	$ 30.67	$ 33.03
Total Return A, B	23.16%	59.70%	(54.45)%	6.46%	17.23%
Ratios to Average Net Assets D, G
Expenses before reductions	1.08%	1.03%	1.14%	1.16%	1.17%
Expenses net of fee waivers, if any	1.08%	1.03%	1.14%	1.16%	1.17%
Expenses net of all reductions	1.07%	1.02%	1.14%	1.15%	1.16%
Net investment income (loss)	.12% F	.39%	.45%	.07%	.20%
Supplemental Data
Net assets, end of period (in millions)	$ 221	$ 206	$ 139	$ 355	$ 334
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.44	$ 12.25	$ 31.48	$ 33.77	$ 36.06
Income from Investment Operations
Net investment income (loss) C	(.01) F	.03	.06	(.04)	-H
Net realized and unrealized gain (loss)	4.48	7.21	(14.84)	1.94	5.06
Total from investment operations	4.47	7.24	(14.78)	1.90	5.06
Distributions from net investment income	-	(.05)	-	-	-
Distributions from net realized gain	(.01)	-	(4.45)	(4.19)	(7.35)
Total distributions	(.01)	(.05)	(4.45)	(4.19)	(7.35)
Net asset value, end of period	$ 23.90	$ 19.44	$ 12.25	$ 31.48	$ 33.77
Total Return A, B	22.98%	59.40%	(54.56)%	6.24%	17.03%
Ratios to Average Net Assets D, G
Expenses before reductions	1.26%	1.24%	1.33%	1.35%	1.35%
Expenses net of fee waivers, if any	1.26%	1.24%	1.33%	1.35%	1.35%
Expenses net of all reductions	1.25%	1.22%	1.32%	1.34%	1.34%
Net investment income (loss)	(.06)% F	.18%	.26%	(.12)%	.01%
Supplemental Data
Net assets, end of period (in millions)	$ 344	$ 339	$ 253	$ 751	$ 827
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.23)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.48	$ 11.03	$ 28.74	$ 31.17	$ 34.01
Income from Investment Operations
Net investment income (loss) C	(.13) F	(.05)	(.06)	(.21)	(.18)
Net realized and unrealized gain (loss)	4.03	6.50	(13.38)	1.78	4.69
Total from investment operations	3.90	6.45	(13.44)	1.57	4.51
Distributions from net realized gain	(.01)	-	(4.27)	(4.00)	(7.35)
Net asset value, end of period	$ 21.37	$ 17.48	$ 11.03	$ 28.74	$ 31.17
Total Return A, B	22.29%	58.48%	(54.80)%	5.63%	16.29%
Ratios to Average Net Assets D, G
Expenses before reductions	1.83%	1.78%	1.90%	1.95%	1.97%
Expenses net of fee waivers, if any	1.83%	1.78%	1.90%	1.95%	1.97%
Expenses net of all reductions	1.82%	1.77%	1.89%	1.94%	1.96%
Net investment income (loss)	(.64)% F	(.36)%	(.31)%	(.72)%	(.61)%
Supplemental Data
Net assets, end of period (in millions)	$ 30	$ 40	$ 47	$ 175	$ 212
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.29	$ 10.91	$ 28.51	$ 30.96	$ 33.83
Income from Investment Operations
Net investment income (loss) C	(.12) F	(.05)	(.06)	(.21)	(.17)
Net realized and unrealized gain (loss)	3.97	6.43	(13.24)	1.78	4.65
Total from investment operations	3.85	6.38	(13.30)	1.57	4.48
Distributions from net realized gain	(.01)	-	(4.30)	(4.02)	(7.35)
Net asset value, end of period	$ 21.13	$ 17.29	$ 10.91	$ 28.51	$ 30.96
Total Return A, B	22.25%	58.48%	(54.80)%	5.66%	16.30%
Ratios to Average Net Assets D, G
Expenses before reductions	1.83%	1.78%	1.90%	1.94%	1.95%
Expenses net of fee waivers, if any	1.83%	1.78%	1.90%	1.94%	1.95%
Expenses net of all reductions	1.82%	1.77%	1.89%	1.93%	1.94%
Net investment income (loss)	(.63)% F	(.36)%	(.31)%	(.71)%	(.59)%
Supplemental Data
Net assets, end of period (in millions)	$ 49	$ 43	$ 32	$ 94	$ 99
Portfolio turnover rate E	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.89	$ 13.21	$ 33.60	$ 35.77	$ 37.75
Income from Investment Operations
Net investment income (loss) B	.09 E	.11	.17	.12	.14
Net realized and unrealized gain (loss)	4.83	7.73	(15.97)	2.06	5.34
Total from investment operations	4.92	7.84	(15.80)	2.18	5.48
Distributions from net investment income	-	(.16)	-	(.04)	(.11)
Distributions from net realized gain	(.01)	-	(4.59)	(4.31)	(7.35)
Total distributions	(.01)	(.16)	(4.59)	(4.35)	(7.46)
Net asset value, end of period	$ 25.80	$ 20.89	$ 13.21	$ 33.60	$ 35.77
Total Return A	23.54%	60.05%	(54.35)%	6.78%	17.52%
Ratios to Average Net Assets C, F
Expenses before reductions	.81%	.78%	.89%	.89%	.93%
Expenses net of fee waivers, if any	.81%	.78%	.89%	.89%	.93%
Expenses net of all reductions	.80%	.77%	.88%	.87%	.91%
Net investment income (loss)	.39% E	.64%	.70%	.35%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 360	$ 237	$ 122	$ 407	$ 216
Portfolio turnover rate D	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.86	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.15 G	.16	.12
Net realized and unrealized gain (loss)	4.82	7.70	(13.81)
Total from investment operations	4.97	7.86	(13.69)
Distributions from net investment income	-	(.23)	-
Distributions from net realized gain	(.01)	-	-
Total distributions	(.01)	(.23)	-
Net asset value, end of period	$ 25.82	$ 20.86	$ 13.23
Total Return B, C	23.81%	60.52%	(50.85)%
Ratios to Average Net Assets E, I
Expenses before reductions	.58%	.51%	.65% A
Expenses net of fee waivers, if any	.58%	.51%	.65% A
Expenses net of all reductions	.56%	.49%	.64% A
Net investment income (loss)	.62% G	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 47	$ 27	$ 5
Portfolio turnover rate F	99%	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

H For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.97	$ 12.67	$ 32.43	$ 34.69	$ 36.82
Income from Investment Operations
Net investment income (loss) B	.10 E	.11	.18	.14	.18
Net realized and unrealized gain (loss)	4.63	7.38	(15.31)	1.98	5.19
Total from investment operations	4.73	7.49	(15.13)	2.12	5.37
Distributions from net investment income	-	(.19)	-	(.07)	(.15)
Distributions from net realized gain	(.01)	-	(4.63)	(4.31)	(7.35)
Total distributions	(.01)	(.19)	(4.63)	(4.38)	(7.50)
Net asset value, end of period	$ 24.69	$ 19.97	$ 12.67	$ 32.43	$ 34.69
Total Return A	23.67%	60.08%	(54.29)%	6.82%	17.70%
Ratios to Average Net Assets C, F
Expenses before reductions	.74%	.70%	.80%	.83%	.79%
Expenses net of fee waivers, if any	.74%	.70%	.80%	.83%	.79%
Expenses net of all reductions	.73%	.69%	.79%	.82%	.78%
Net investment income (loss)	.46% E	.71%	.79%	.40%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 48	$ 45	$ 85	$ 81
Portfolio turnover rate D	99%	161%	142%	199%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 158,420
Gross unrealized depreciation	(76,974)
Net unrealized appreciation (depreciation)	$ 81,446

Tax Cost	$ 1,034,516

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,380
Capital loss carryforward	$ (437,049)
Net unrealized appreciation (depreciation)	$ 81,442

The tax character of distributions paid was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$ 296	$ 4,690

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short short-term securities, aggregated $1,025,023 and $1,092,597, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of Fidelity Value Strategies as compared to an appropriate benchmark index. For the period, the total annualized management fee, including performance adjustment was .46% of the funds average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 549	$ 4
Class T	.25%	.25%	1,722	11
Class B	.75%	.25%	362	272
Class C	.75%	.25%	473	26
			$ 3,106	$ 313

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26
Class T	12
Class B*	43
Class C*	2
$ 83

* When Class B and Class C shares are initially sold, FDC Pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 673.31
Class T	806.23
Class B	112.31
Class C	145.31
Fidelity Value Strategies Fund	939.28
Fidelity Value Strategies Fund Class K	21.05
Institutional Class	117.21
	$ 2,813

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,693.38%		-*

* Amount represents One hundred and Ninety-Six Dollars.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net Income from lending portfolio securities during the period amounted to $79. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $134 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2010	2009
From net investment income
Class A	$ -	$ 1,358
Class T	-	1,110
Fidelity Value Strategies Fund	-	1,454
Fidelity Value Strategies Fund Class K	-	93
Institutional Class	-	675
Total	$ -	$ 4,690
From net realized gain
Class A	$ 61	$ -
Class T	91	-
Class B	10	-
Class C	15	-
Fidelity Value Strategies Fund	89	-
Fidelity Value Strategies Fund Class K	13	-
Institutional Class	17	-
Total	$ 296	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2010	2009A	2010	2009A
Class A
Shares sold	1,952	3,224	$ 41,366	$ 46,221
Reinvestment of distributions	3	111	58	1,293
Shares redeemed	(3,407)	(4,033)	(71,904)	(57,211)
Net increase (decrease)	(1,452)	(698)	$ (30,480)	$ (9,697)
Class T
Shares sold	1,950	3,435	$ 43,085	$ 50,815
Reinvestment of distributions	4	85	85	1,034
Shares redeemed	(5,007)	(6,709)	(108,781)	(98,956)
Net increase (decrease)	(3,053)	(3,189)	$ (65,611)	$ (47,107)
Class B
Shares sold	124	187	$ 2,491	$ 2,407
Reinvestment of distributions	1	-	9	-
Shares redeemed	(996)	(2,212)	(19,662)	(27,839)
Net increase (decrease)	(871)	(2,025)	$ (17,162)	$ (25,432)
Class C
Shares sold	380	325	$ 7,582	$ 4,318
Reinvestment of distributions	1	-	14	-
Shares redeemed	(540)	(804)	(10,487)	(10,375)
Net increase (decrease)	(159)	(479)	$ (2,891)	$ (6,057)
Fidelity Value Strategies Fund
Shares sold	10,475	6,464	$ 252,633	$ 114,372
Conversion to Fidelity Value Strategies Fund Class K	-	(570)	-	(10,835)
Reinvestment of distributions	4	109	86	1,410
Shares redeemed	(7,870)	(3,891)	(184,781)	(65,772)
Net increase (decrease)	2,609	2,112	$ 67,938	$ 39,175
Fidelity Value Strategies Fund Class K
Shares sold	1,867	619	$ 44,734	$ 11,412
Conversion from Fidelity Value Strategies Fund	-	570	-	10,835
Reinvestment of distributions	1	7	13	93
Shares redeemed	(1,312)	(314)	(30,396)	(5,766)
Net increase (decrease)	556	882	$ 14,351	$ 16,574
Institutional Class
Shares sold	1,171	718	$ 27,143	$ 10,860
Reinvestment of distributions	1	53	16	652
Shares redeemed	(1,452)	(1,911)	(32,249)	(24,766)
Net increase (decrease)	(280)	(1,140)	$ (5,090)	$ (13,254)

A Conversion transactions for Fidelity Value Strategies Fund Class K and Fidelity Value Strategies Fund are presented for the period December 1, 2008 through August 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Name, Age; Principal Occupation
Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Value Strategies voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/13/10	12/10/10	$0.135	$0.030

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

SOI-K-UANN-0111
1.863335.102

Item 2. Code of Ethics

As of the end of the period, November 30, 2010, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund (the "Funds"):

Services Billed by Deloitte Entities

November 30, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$41,000	$-	$6,000	$-
Fidelity Advisor Equity Income Fund	$40,000	$-	$5,600	$-
Fidelity Advisor Equity Value Fund	$46,000	$-	$6,000	$-
Fidelity Advisor Growth & Income Fund	$41,000	$-	$4,500	$-
Fidelity Advisor Growth Opportunities Fund	$44,000	$-	$5,600	$-
Fidelity Advisor Large Cap Fund	$43,000	$-	$5,000	$-
Fidelity Advisor Mid Cap Fund	$44,000	$-	$4,500	$-
Fidelity Advisor Strategic Growth Fund	$39,000	$-	$4,500	$-
Fidelity Advisor Value Strategies Fund	$41,000	$-	$6,700	$-

November 30, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$44,000	$-	$5,900	$-
Fidelity Advisor Equity Income Fund	$43,000	$-	$5,600	$-
Fidelity Advisor Equity Value Fund	$48,000	$-	$6,200	$-
Fidelity Advisor Growth & Income Fund	$44,000	$-	$4,500	$-
Fidelity Advisor Growth Opportunities Fund	$48,000	$-	$6,400	$-
Fidelity Advisor Large Cap Fund	$44,000	$-	$6,300	$-
Fidelity Advisor Mid Cap Fund	$45,000	$-	$4,700	$-
Fidelity Advisor Strategic Growth Fund	$40,000	$-	$4,500	$-
Fidelity Advisor Value Strategies Fund	$44,000	$-	$9,300	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Small Cap Fund, and Fidelity Advisor Stock Selector All Cap Fund (the "Funds"):

Services Billed by PwC

November 30, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$42,000	$-	$3,200	$2,200
Fidelity Advisor Fifty Fund	$39,000	$-	$3,200	$1,800
Fidelity Advisor Small Cap Fund	$49,000	$-	$3,200	$4,000
Fidelity Advisor Stock Selector All Cap Fund	$42,000	$-	$3,200	$2,100

November 30, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$42,000	$-	$5,800	$2,000
Fidelity Advisor Fifty Fund	$39,000	$-	$3,200	$1,500
Fidelity Advisor Small Cap Fund	$49,000	$-	$3,200	$3,900
Fidelity Advisor Stock Selector All Cap Fund	$42,000	$-	$3,200	$1,900

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	November 30, 2010A	November 30, 2009A
Audit-Related Fees	$650,000	$790,000
Tax Fees	$-	$-
All Other Fees	$665,000	$515,000

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2010A	November 30, 2009A
Audit-Related Fees	$2,605,000	$2,755,000
Tax Fees	$-	$-
All Other Fees	$510,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2010 A	November 30, 2009 A
PwC	$4,730,000	$4,435,000
Deloitte Entities	$1,455,000	$1,405,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in a Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 27, 2011